UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-1018


                          Dreyfus Founders Funds, Inc.
         ---------------------------------------------------------------
               (Exact name of registrant as specified in charter)


           210 University Boulevard, Suite 800, Denver, Colorado 80206
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                         Kenneth R. Christoffersen, Esq.
           210 University Boulevard, Suite 800, Denver, Colorado 80206
         ---------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code: 303-394-4404

Date of fiscal year end:  December 31, 2003

Date of reporting period:  December 31, 2003


ITEM 1.  REPORTS TO SHAREHOLDERS

ANNUAL REPORT

DREYFUS FOUNDERS

BALANCED FUND

INVESTMENT UPDATE

DECEMBER 31, 2003


[DREYFUS FOUNDERS FUNDS LOGO]
THE GROWTH SPECIALISTS

TABLE OF CONTENTS

Management Overview                                 3

Statement of Investments                           10

Statement of Assets and Liabilities                16

Statement of Operations                            18

Statements of Changes in Net Assets                19

Financial Highlights                               20

Notes to Financial Statements                      26

Report of Independent Auditors                     37

Other Tax Information                              38

Your Board Representatives                         39


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[GRAPHIC]

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   To take advantage of this service, simply inform us online of your decision
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The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. Companies appearing in bold print on pages 3-9 were owned by the Fund on December 31, 2003. The amounts of these holdings are included in the Statement of Investments.

          - Not FDIC-Insured   - Not Bank-Guaranteed   - May Lose Value

MANAGEMENT OVERVIEW

[PHOTO]       [PHOTO]

A DISCUSSION WITH PORTFOLIO MANAGER JOHN JARES, CFA, LEFT, AND ASSISTANT PORTFOLIO MANAGER JOHN JOHNSON, CFA

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2003?

During the first few months of 2003, our defensive equity position and the fixed-income component of the Fund helped cushion returns during the sluggish equity-investing environment. However, with the mid-March market rally, our equity holdings took the limelight, as increased confidence and a shift toward less-defensive investment alternatives helped infuse the market's recovery.

   While we were pleased with the Fund's performance during the period, our annual return trailed that of our all-equity benchmark, the Standard & Poor's 500 Index, which returned 28.68% for the year.

WHAT WERE THE BROAD ECONOMIC AND MARKET FACTORS DURING THE PERIOD?

Earlier in the year, a sedentary market backdrop was laid by the potential war in Iraq. Continuing corporate scandals, static corporate spending and high unemployment also weighed on equities, moving investors toward more defensive investments.

   However, as we entered the second quarter, the end of the Iraqi conflict and continued economic improvements brought optimism back to the equity market. Additionally, the low

[SIDENOTE]

"FROM A BROAD PERSPECTIVE, THE FUND'S SOLID PERFORMANCE THIS YEAR WAS
DRIVEN BY OUR RESEARCH PROCESS, BY FUNDAMENTALLY AND INDIVIDUALLY EVALUATING COMPANIES ACROSS ALL SECTORS."

interest rate environment kept consumer confidence high and prompted a shift away from low-yielding alternative investments.

   The market's rise can be attributed to various economic improvements during the course of the year. Better-than-expected corporate revenue growth, improved earnings across nearly all sectors, the easing of geopolitical uncertainty, the Federal Reserve's accommodative monetary policy and President Bush's fiscal stimulus plan were major factors in the recuperation of market and economic trends. Consumer spending was high. Capital spending also appeared to strengthen. Productivity beat expectations during the year, and real gross domestic product (GDP) increased at an annual rate of 8.2% in the third quarter. Although some domestic economic concerns still existed, expectations that the economy may continue to recover in the coming year remained strong.

   These stronger equity markets impacted fixed-income issues as well, pushing bond prices lower. As the year continued, interest rates rose across the majority of the yield curves with the aggregate yield curve steepening.

WHAT MANAGEMENT DECISIONS POSITIVELY IMPACTED FUND PERFORMANCE DURING THE YEAR?

From a broad perspective, the Fund's solid performance this year was driven by our research process, by fundamentally and individually evaluating companies across all sectors. For example, the Fund was less exposed to technology earlier in the year. However, as we identified improving

[SIDENOTE]

PERFORMANCE HIGHLIGHTS

- The Fund migrated from a fairly defensive position in the first part of the year to a more fully-invested structure later in the year.

- Strong stock selection in the consumer discretionary sector was the largest boon to Fund performance throughout the year.

- Weak stock selection in the information technology and industrials sectors impeded Fund performance.

- The concentration of the Fund's fixed-income assets in the short- and intermediate-maturity sector of the yield curve assisted the Fund's return during the second half of the year.

- An overweight position in the government sector of the fixed-income portion of the Fund's portfolio hampered performance, as did the Fund's quality bias toward higher-grade instruments.

fundamentals, we began to selectively add stocks within this sector to the portfolio. Additionally, we maintained and adjusted our consumer discretionary sector holdings to those more sensitive to an economic upturn, as these companies demonstrated strong earnings data that was again captured by our research process. Finally, the Fund was underweight the large-capitalization pharmaceutical industry as these companies continued to struggle with slowing revenue growth and bottom lines, as well as products meeting generic substitution. Finally, the Fund migrated from a fairly defensive position in the first part of the year to a more fully invested structure later in 2003 through the addition of such names as ALCOA, INC. and LAM RESEARCH CORPORATION.

   Strong stock selection in the consumer discretionary sector was the largest boon to Fund performance throughout the year. Improving fundamentals within the technology, materials, financials and consumer discretionary sectors prompted us to select holdings that we believed were most likely to exhibit strong earnings-per-share growth. The most compelling growth was ultimately found in these sectors, with select holdings in the technology, consumer discretionary and financials sectors offering the largest individual contributions to performance. Fund positions in ROYAL CARIBBEAN CRUISES LIMITED, BEST BUY COMPANY, INC., SAP AG and WELLS FARGO & COMPANY all exhibited strong growth and boosted overall performance of the Fund. Providing the largest contribution to the Fund's return for the period of any single stock, Royal Caribbean's performance was promoted by improving outlooks and increased consumer spending in the leisure travel market. Best Buy, the second largest contributor, reaped the benefits of continued consumer

[SIDENOTE]

LARGEST EQUITY HOLDINGS (ticker symbol)

 1.      General Electric Company (GE)                     3.20%
 2.      Wells Fargo & Company (WFC)                       3.11%
 3.      Union Pacific Corporation (UNP)                   2.96%
 4.      Pfizer, Inc. (PFE)                                2.91%
 5.      Maxim Integrated Products, Inc. (MXIM)            2.78%
 6.      Royal Caribbean Cruises Limited (RCL)             2.71%
 7.      Goldman Sachs Group, Inc. (GS)                    2.56%
 8.      Nordstrom, Inc. (JWN)                             2.53%
 9.      Oracle Corporation (ORCL)                         2.31%
10.      Wyeth (WYE)                                       2.31%

Holdings listed are a percentage of equity assets. Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

spending during an improving economic environment. Desirable new product cycles such as digital photography and HDTV, as well as solid execution resulting in increased market share, boosted the stock's price. SAP was another standout performer during the period, as it benefited from an improved environment for software spending as well as from a general improvement in the business pace of the software industry.

WHAT FACTORS HINDERED FUND PERFORMANCE DURING THE YEAR?

The oil service industry within the energy sector proved troublesome throughout the year as it suffered from changing market sentiment over

[SIDENOTE]

[CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Balanced Fund on 12/31/93 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

   The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market. The total return figures cited for this index assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. The S&P 500 Index does not include a fixed-income component, while the Fund does. The Lipper Balanced Fund Index is an average of the performance of the 30 largest balanced funds tracked by Lipper Inc., adjusted for the reinvestment of dividends and capital gain distributions and reflective of the management expenses associated with the actual funds included in the Index. Further information related to Fund performance is contained elsewhere in this report.

oil and gas prices following the Iraqi conflict. Although the industry continued to exhibit solid fundamentals during the period, companies gyrated and ultimately underperformed.

   While select holdings in the information technology sector performed well, poor stock selection in this sector proved an impediment to the Fund's relative return. One specific holding, BMC Software, Inc., which provides e-business systems management software, exhibited sluggish sales trends for their software products during most of 2003, and revised earnings expectations lower.

   Underachieving individual issues also impacted Fund performance, such as biotechnology holding Medimmune, Inc., which underperformed late in the year as its launch of the first-ever inhaled flu vaccine, FluMist, failed to generate enough market activity to meet the investment community's expectations. High price, rigid handling requirements and limited distribution also impeded the vaccine's success in the marketplace.

[SIDENOTE]

   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03

                                       1                5            10               SINCE
CLASS  (INCEPTION DATE)              YEAR             YEARS         YEARS           INCEPTION
CLASS A SHARES  (12/31/99)
        With sales charge (5.75%)    11.94%            --             --              (7.27%)
        Without sales charge         18.81%            --             --              (5.88%)
CLASS B SHARES  (12/31/99)
        With redemption*             13.76%            --             --              (7.28%)
        Without redemption           17.76%            --             --              (6.59%)
CLASS C SHARES  (12/31/99)
        With redemption**            16.59%            --             --              (7.01%)
        Without redemption           17.59%            --             --              (7.01%)
CLASS F SHARES  (2/19/63)            18.96%            (4.98%)        4.51%             N/A
CLASS R SHARES  (12/31/99)           18.12%            --             --              (6.05%)
CLASS T SHARES  (12/31/99)
        With sales charge (4.50%)    12.42%            --             --              (6.72%)
        Without sales charge         17.65%            --             --              (5.65%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, expense limits for certain share classes, and adjustments for financial statement purposes.

   *The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

   **The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

   While the infusion of consumer capital into the marketplace helped boost the consumer-related sectors, two of the Fund's retail holdings, KOHL'S CORPORATION and SEARS ROEBUCK & COMPANY, were hit with weaker-than-expected sales late in the year, significantly underperforming, thus hampering relative Fund performance for the year.

   Finally, Delta Air Lines, Inc. was the Fund's worst performer in the industrials sector, placing a drag on overall Fund performance due to the company's annual net earnings decline and loss per share.

HOW DID THE FIXED-INCOME PORTION OF THE FUND FARE IN 2003?

The fixed-income portion of the Fund fared well during the first half of the year as many economic fundamentals remained stagnant during the first six months, adding to the positive contribution the Fund's fixed-income holdings made to its overall performance during that period.

   However, by mid-June, market expectations that the Federal Reserve would take action to defeat deflation were not fulfilled. Worries over Government Sponsored Enterprises (GSE) accounting issues, larger deficits and financing needs, as well as stronger equity markets and improving economic fundamentals, led the bond market lower in July. The rise in bond yields prompted mortgage-related selling due to the extended portfolio durations, which exacerbated the situation further. The market, however, regained its composure in August and September after July's massive sell-off.

[SIDENOTE]

[CHART]

COMPOSITION OF EQUITY ASSETS

Consumer Discretionary                21.48%
Information Technology                20.52%
Financials                            15.41%
Healthcare                            12.36%
Industrials                           11.17%
Consumer Staples                       7.92%
Energy                                 4.09%
Materials                              3.97%
Telecommunications Services            3.08%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio managers and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

   The Fund sold its position in Freddie Mac securities in June due to an investigation into the mortgage financier's accounting practices. We continued to monitor the Freddie Mac situation as well as GSEs in general, and viewed any efforts to increase regulatory oversight, disclosure and capital requirements positively for debt holders.

   Interest rates continued to rise across the majority of the yield curves during the second half of the year, with the aggregate yield curve continuing to steepen at year's end. 2003 ended with investors' risk appetite increasing, favoring investments such as equities and high-yield debt.

   The concentration of the Fund's fixed-income assets in the short- and intermediate-maturity sector of the yield curve during the second half of the year helped performance as these areas outperformed longer-dated securities. The Fund ended the period overweight in its corporate bond exposure, which likewise boosted performance. The Fund's position in PROVINCE OF QUEBEC bonds also proved beneficial to Fund performance as the Canadian dollar climbed against the U.S. dollar.

   On the negative side, the Fund's overweight position in the government sector as well as the Fund's quality bias toward higher-grade instruments hampered performance. The Fund's underweight mortgage exposure also impeded the Fund's annual return.

   In general, the Fund's fixed-income holdings provided a defensive position and a strong foundation for investors as the market began its recovery in 2003, but were outshone by the Fund's equity component later in the year.

We will continue to apply our intensive research process and growth-stock investment strategy to seek out companies that continue to take advantage of the economic uplift. We will also continue to seek companies that are exhibiting strong growth potential.


/s/ John B. Jares                       /s/ John Johnson

John B. Jares, CFA                      John Johnson, CFA
Portfolio Manager                       Assistant Portfolio Manager

STATEMENT OF INVESTMENTS
December 31, 2003


SHARES                                                                                       MARKET VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS (DOMESTIC)-55.4%

AEROSPACE & DEFENSE-1.1%
   27,200      Lockheed Martin Corporation                                                $     1,398,046
                                                                                          ---------------
AIRLINES-0.9%
   44,700      AMR Corporation*                                                                   578,865
   38,700      Northwest Airlines Corporation Class A*                                            488,394
                                                                                          ---------------
                                                                                                1,067,259
                                                                                          ---------------
ALUMINUM-1.1%
   34,200      Alcoa, Inc.                                                                      1,299,600
                                                                                          ---------------
APPAREL RETAIL-0.4%
   21,000      Gap, Inc.                                                                          487,410
                                                                                          ---------------
ASSET MANAGEMENT & CUSTODY BANKS-0.7%
   27,600      Bank of New York Company, Inc.                                                     914,112
                                                                                          ---------------
BIOTECHNOLOGY-1.6%
    8,000      Amgen, Inc.*                                                                       494,400
   25,000      Gilead Sciences, Inc.*                                                           1,453,500
                                                                                          ---------------
                                                                                                1,947,900
                                                                                          ---------------
BROADCASTING & CABLE TV-1.8%
    8,000      Clear Channel Communications, Inc.                                                 374,640
   35,000      Comcast Corporation Special Class A*                                             1,094,800
   23,200      Cox Communications, Inc. Class A*                                                  799,240
                                                                                          ---------------
                                                                                                2,268,680
                                                                                          ---------------
CASINOS & GAMING-0.9%
   24,000      Mandalay Resort Group                                                            1,073,280
                                                                                          ---------------
COMMUNICATIONS EQUIPMENT-1.3%
   36,200      Cisco Systems, Inc.*                                                               879,298
   24,900      Foundry Networks, Inc.*                                                            681,264
                                                                                          ---------------
                                                                                                1,560,562
                                                                                          ---------------
COMPUTER & ELECTRONICS RETAIL-0.4%
    9,050      Best Buy Company, Inc.                                                             472,772
                                                                                          ---------------

[SIDENOTE]

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

AU   Australia
AT   Austria
BD   Bermuda
BE   Belgium
BR   Brazil
CA   Canada
CI   Channel Islands
CN   China
DE   Denmark
FI   Finland
FR   France
GE   Germany
GR   Greece
HK   Hong Kong
ID   Indonesia
IE   Ireland
IN   India
IS   Israel
IT   Italy
JA   Japan
KR   South Korea
LU   Luxembourg
MA   Malaysia
NE   Netherlands
NW   Norway
PT   Portugal
PU   Puerto Rico
SA   South Africa
SG   Singapore
SP   Spain
SW   Sweden
SZ   Switzerland
TH   Thailand
TW   Taiwan
UK   United Kingdom
VI   Virgin Islands

SHARES                                                                                       MARKET VALUE
---------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE-1.0%
   13,500      International Business Machines Corporation                                $     1,251,180
                                                                                          ---------------
COMPUTER STORAGE & PERIPHERALS-0.4%
   34,600      EMC Corporation*                                                                   447,032
                                                                                          ---------------
CONSUMER FINANCE-1.0%
   52,250      MBNA Corporation                                                                 1,298,413
                                                                                          ---------------
DATA PROCESSING & OUTSOURCED SERVICES-1.0%
   29,950      Fiserv, Inc.*                                                                    1,183,325
                                                                                          ---------------
DEPARTMENT STORES-2.3%
    5,500      Kohl's Corporation*                                                                247,170
   54,300      Nordstrom, Inc.                                                                  1,862,490
   17,200      Sears Roebuck & Company                                                            782,428
                                                                                          ---------------
                                                                                                2,892,088
                                                                                          ---------------
DIVERSIFIED BANKS-3.1%
    1,900      Bank of America Corporation                                                        152,817
   30,800      Bank One Corporation                                                             1,404,172
   38,800      Wells Fargo & Company                                                            2,284,932
                                                                                          ---------------
                                                                                                3,841,921
                                                                                          ---------------
DIVERSIFIED COMMERCIAL SERVICES-0.4%
   24,700      Cendant Corporation*                                                               550,069
                                                                                          ---------------
DRUG RETAIL-0.9%
   32,200      Walgreen Company                                                                 1,171,436
                                                                                          ---------------
FOOD RETAIL-0.3%
   19,901      Safeway, Inc.*                                                                     436,031
                                                                                          ---------------
GOLD-0.4%
   10,600      Newmont Mining Corporation                                                         515,266
                                                                                          ---------------
HEALTHCARE EQUIPMENT-0.7%
   22,000      Boston Scientific Corporation*                                                     808,720
                                                                                          ---------------
HOME IMPROVEMENT RETAIL-1.2%
   40,800      Home Depot, Inc.                                                                 1,447,992
                                                                                          ---------------
HOTELS, RESORTS & CRUISE LINES-0.5%
   16,200      Carnival Corporation                                                               643,626
                                                                                          ---------------
HOUSEHOLD PRODUCTS-0.8%
    9,800      Procter & Gamble Company                                                           978,824
                                                                                          ---------------
HYPERMARKETS & SUPER CENTERS-0.3%
    6,000      Wal-Mart Stores, Inc.                                                              318,300
                                                                                          ---------------
INDUSTRIAL CONGLOMERATES-1.9%
   76,100      General Electric Company                                                         2,357,578
                                                                                          ---------------
INDUSTRIAL GASES-0.9%
   29,000      Praxair, Inc.                                                                    1,107,800
                                                                                          ---------------
INTEGRATED TELECOMMUNICATION SERVICES-1.0%
   36,900      Verizon Communications, Inc.                                                     1,294,452
                                                                                          ---------------

* NON-INCOME PRODUCING.

  SEE NOTES TO FINANCIAL STATEMENTS.

SHARES                                                                                       MARKET VALUE
---------------------------------------------------------------------------------------------------------
INVESTMENT BANKING & BROKERAGE-2.0%
   19,100      Goldman Sachs Group, Inc.                                                  $     1,885,743
    9,500      Morgan Stanley                                                                     549,765
                                                                                          ---------------
                                                                                                2,435,508
                                                                                          ---------------
LEISURE FACILITIES-1.6%
   57,400      Royal Caribbean Cruises Limited                                                  1,996,946
                                                                                          ---------------
MOVIES & ENTERTAINMENT-1.7%
   23,500      Viacom, Inc. Class B                                                             1,042,930
   47,800      Walt Disney Company                                                              1,115,174
                                                                                          ---------------
                                                                                                2,158,104
                                                                                          ---------------
MULTI-LINE INSURANCE-1.2%
   21,600      American International Group, Inc.                                               1,431,648
                                                                                          ---------------
OIL & GAS DRILLING-0.7%
   32,700      GlobalSantaFe Corporation                                                          811,941
                                                                                          ---------------
OIL & GAS EQUIPMENT & SERVICES-0.9%
   26,900      Smith International, Inc.*                                                       1,116,888
                                                                                          ---------------
OIL & GAS EXPLORATION & PRODUCTION-0.9%
   13,335      Apache Corporation                                                               1,081,469
                                                                                          ---------------
OTHER DIVERSIFIED FINANCIAL SERVICES-1.1%
   29,066      Citigroup, Inc.                                                                  1,410,864
                                                                                          ---------------
PERSONAL PRODUCTS-1.3%
   39,500      Estee Lauder Companies, Inc. Class A                                             1,550,770
                                                                                          ---------------
PHARMACEUTICALS-3.6%
   11,600      Johnson & Johnson                                                                  599,256
   60,550      Pfizer, Inc.                                                                     2,139,232
   40,000      Wyeth                                                                            1,698,000
                                                                                          ---------------
                                                                                                4,436,488
                                                                                          ---------------
PUBLISHING-0.8%
   19,700      Tribune Company                                                                  1,016,520
                                                                                          ---------------
RAILROADS-1.8%
   31,300      Union Pacific Corporation                                                        2,174,724
                                                                                          ---------------
SEMICONDUCTOR EQUIPMENT-0.3%
   12,100      Lam Research Corporation*                                                          390,830
                                                                                          ---------------
SEMICONDUCTORS-3.5%
   37,900      Altera Corporation*                                                                860,330
   20,000      Intel Corporation                                                                  644,000
   41,000      Maxim Integrated Products, Inc.                                                  2,041,800
   20,500      Xilinx, Inc.*                                                                      794,170
                                                                                          ---------------
                                                                                                4,340,300
                                                                                          ---------------
SOFT DRINKS-1.1%
   27,000      Coca-Cola Company                                                                1,370,250
                                                                                          ---------------
SPECIALTY STORES-1.1%
   29,700      Tiffany & Company                                                                1,342,440
                                                                                          ---------------

SHARES                                                                                       MARKET VALUE
---------------------------------------------------------------------------------------------------------
SYSTEMS SOFTWARE-2.7%
    4,700      Adobe Systems, Inc.                                                        $       184,710
   53,600      Microsoft Corporation                                                            1,476,144
  128,800      Oracle Corporation*                                                              1,700,160
                                                                                          ---------------
                                                                                                3,361,014
                                                                                          ---------------
WIRELESS TELECOMMUNICATION SERVICES-0.8%
   34,600      Nextel Communications, Inc.*                                                       970,876
                                                                                          ---------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$57,705,169)                                                                             68,431,254
                                                                                          ---------------
COMMON STOCKS (FOREIGN)-4.2%

APPLICATION SOFTWARE-1.2%
   34,550      SAP AG Sponsored ADR (GE)                                                        1,435,898
                                                                                          ---------------
HEALTHCARE SUPPLIES-0.3%
    5,200      Alcon, Inc. (SZ)                                                                   314,808
                                                                                          ---------------
IT CONSULTING & OTHER SERVICES-0.5%
   24,125      Accenture Limited Class A ADR (BD)*                                                634,970
                                                                                          ---------------
PHARMACEUTICALS-1.3%
   28,000      Teva Pharmaceutical Industries Limited Sponsored ADR (IS)                        1,587,880
                                                                                          ---------------
RAILROADS-0.5%
   10,625      Canadian National Railway Company (CA)                                             672,350
                                                                                          ---------------
SEMICONDUCTORS-0.4%
   12,925      Marvell Technology Group Limited (BD)*                                             490,245
                                                                                          ---------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$3,584,610)                                                                               5,136,151
                                                                                          ---------------

PRINCIPAL AMOUNT                                                                             MARKET VALUE
---------------------------------------------------------------------------------------------------------
CORPORATE BONDS (DOMESTIC)-11.2%

AUTOMOBILE MANUFACTURERS-2.7%
 $3,000,000   Toyota Motor Credit Corporation Series MTN
              5.65% 1/15/07                                                               $     3,306,450
                                                                                          ---------------
DIVERSIFIED BANKS-2.8%
  1,500,000   Bank One Corporation
              6.50% 2/1/06                                                                      1,628,235
  1,540,000   Washington Mutual, Inc.
              8.25% 4/1/10                                                                      1,851,742
                                                                                          ---------------
                                                                                                3,479,977
                                                                                          ---------------
HOUSEHOLD PRODUCTS-1.3%
  1,500,000   Colgate-Palmolive Company
              5.98% 4/25/12                                                                     1,645,740
                                                                                          ---------------
MOVIES & ENTERTAINMENT-1.8%
  2,000,000   Viacom, Inc.
              7.75% 6/1/05                                                                      2,162,540
                                                                                          ---------------

* NON-INCOME PRODUCING.

  ADR - AMERICAN DEPOSITARY RECEIPT

  SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL AMOUNT                                                                             MARKET VALUE
---------------------------------------------------------------------------------------------------------
PHARMACEUTICALS-2.6%
 $3,000,000   Abbott Laboratories
              5.625% 7/1/06                                                               $     3,235,920
                                                                                          ---------------
TOTAL CORPORATE BONDS (DOMESTIC)
(COST-$12,796,648)                                                                             13,830,627
                                                                                          ---------------
U.S. GOVERNMENT SECURITIES-16.9%

AGENCY PASS THROUGH-3.5%
  4,042,981   U.S. Small Business Administration Series 10-A
              6.64% 2/1/11                                                                      4,289,522
                                                                                          ---------------
U.S. AGENCIES-8.1%
  3,500,000   Federal Home Loan Bank
              6.50% 11/15/05                                                                    3,797,080
              Federal National Mortgage Association:
  1,000,000   4.25% 7/15/07                                                                     1,044,390
  1,500,000   4.375% 10/15/06                                                                   1,575,660
  2,000,000   Private Export Funding Corporation
              3.40% 2/15/08                                                                     2,009,480
  1,500,000   Tennessee Valley Authority
              6.375% 6/15/05                                                                    1,598,520
                                                                                          ---------------
                                                                                               10,025,130
                                                                                          ---------------
U.S. TREASURY NOTES-5.3%
              U.S. Treasury Inflation Index Note:
  1,167,710   3.375% 1/15/07                                                                    1,264,810
  1,128,090   3.875% 1/15/09                                                                    1,273,700
              U.S. Treasury Note:
  1,000,000   3.50% 11/15/06                                                                    1,033,630
  1,250,000   4.375% 5/15/07                                                                    1,323,688
  1,500,000   6.875% 5/15/06                                                                    1,667,520
                                                                                          ---------------
                                                                                                6,563,348
                                                                                          ---------------
TOTAL U.S. GOVERNMENT SECURITIES
(COST-$20,202,409)                                                                             20,878,000
                                                                                          ---------------
GOVERNMENT BONDS (FOREIGN)-2.4%
CAD 3,535,000 Province of Quebec
              6.50% 12/1/05 (CA)                                                                2,907,245
                                                                                          ---------------
TOTAL GOVERNMENT BONDS (FOREIGN)
(COST-$2,374,657)                                                                               2,907,245
                                                                                          ---------------

PRINCIPAL AMOUNT                                                                           AMORTIZED COST
---------------------------------------------------------------------------------------------------------
U.S. AGENCY DISCOUNT NOTES-10.8%
$13,400,000   Federal National Mortgage Association
              0.75% 1/2/04                                                                $    13,399,721
                                                                                          ---------------
TOTAL U.S. AGENCY DISCOUNT NOTES
(AMORTIZED COST-$13,399,721)                                                                   13,399,721
                                                                                          ---------------
TOTAL INVESTMENTS-100.9%
(TOTAL COST-$110,063,214)                                                                 $   124,582,998

OTHER ASSETS AND LIABILITIES-(0.9%)                                                            (1,127,154)
                                                                                          ---------------
NET ASSETS-100.0%                                                                         $   123,455,844
                                                                                          ===============

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003


ASSETS
Investment securities, at cost                                                            $   110,063,214
                                                                                          ---------------
Investment securities, at market                                                              124,582,998
Cash                                                                                              385,995
Receivables:
   Investment securities sold                                                                   1,423,166
   Capital shares sold                                                                             75,702
   Dividends and interest                                                                         543,599
   Other                                                                                           49,577
                                                                                          ---------------
     Total Assets                                                                             127,061,037
                                                                                          ---------------
LIABILITIES
Payables and other liabilities:
   Investment securities purchased                                                              2,950,773
   Capital shares redeemed                                                                        301,325
   Advisory fees                                                                                   68,392
   Shareholder servicing fees                                                                       6,849
   Accounting fees                                                                                  6,313
   Distribution fees                                                                               46,121
   Transfer agency fees                                                                            43,183
   Custodian fees                                                                                     260
   Other                                                                                          181,977
                                                                                          ---------------
     Total Liabilities                                                                          3,605,193
                                                                                          ---------------
Net Assets                                                                                $   123,455,844
                                                                                          ===============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus)                                                   $   312,200,100
Undistributed net investment loss                                                                 (35,022)
Accumulated net realized loss from security transactions                                     (203,229,268)
Net unrealized appreciation on investments and
   foreign currency translation                                                                14,520,034
                                                                                          ---------------
     Total                                                                                $   123,455,844
                                                                                          ===============

Net Assets--Class A                                                                       $     1,571,748
Shares Outstanding--Class A                                                                       199,541
Net Asset Value, Redemption Price Per Share                                               $          7.88
Maximum offering price per share (net asset value plus sales charge of
   5.75% of offering price)                                                               $          8.36

Net Assets--Class B                                                                       $     1,646,934
Shares Outstanding--Class B                                                                       211,081
Net Asset Value, Offering and Redemption Price (excluding applicable
   contingent deferred sales charge) Per Share                                            $          7.80

Net Assets--Class C                                                                       $       294,513
Shares Outstanding--Class C                                                                        38,308
Net Asset Value, Offering and Redemption Price (excluding applicable
   contingent deferred sales charge) Per Share                                            $          7.69

Net Assets--Class F                                                                       $   119,835,077
Shares Outstanding--Class F                                                                    15,201,042
Net Asset Value, Offering and Redemption Price Per Share                                  $          7.88

Net Assets--Class R                                                                       $        71,615
Shares Outstanding--Class R                                                                         9,115
Net Asset Value, Offering and Redemption Price Per Share                                  $          7.86

Net Assets--Class T                                                                       $        35,957
Shares Outstanding--Class T                                                                         4,446
Net Asset Value, Redemption Price Per Share                                               $          8.09
Maximum offering price per share (net asset value plus sales charge of
   4.50% of offering price)                                                               $          8.47

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended December 31, 2003


INVESTMENT INCOME:
   Dividends                                                                              $       876,954
   Interest                                                                                     2,325,705
   Foreign taxes withheld                                                                          (7,145)
                                                                                          ---------------
     Total Investment Income                                                                    3,195,514
                                                                                          ---------------
EXPENSES:
   Advisory fees--Note 2                                                                          842,158
   Shareholder servicing fees--Note 2                                                              84,585
   Accounting fees--Note 2                                                                         77,736
   Distribution fees--Note 2                                                                      328,330
   Transfer agency fees--Note 2                                                                   376,665
   Registration fees                                                                               58,343
   Postage and mailing expenses                                                                    74,121
   Custodian fees and expenses--Note 2                                                              6,801
   Printing expenses                                                                               52,393
   Legal and audit fees                                                                            31,222
   Directors' fees and expenses--Note 2                                                            32,730
   Other expenses                                                                                  54,472
                                                                                          ---------------
     Total Expenses                                                                             2,019,556
     Earnings Credits                                                                              (2,209)
     Reimbursed/Waived Expenses                                                                    (1,645)
     Expense Offset to Broker Commissions                                                          (5,005)
                                                                                          ---------------
     Net Expenses                                                                               2,010,697
                                                                                          ---------------
   Net Investment Income                                                                        1,184,817
                                                                                          ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
SECURITY TRANSACTIONS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) on :
Security transactions (including premiums on options exercised)                                 7,033,551
Closing and expiration of option contracts written                                                (89,109)
Foreign currency transactions                                                                      12,226
                                                                                          ---------------
Net Realized Gain                                                                               6,956,668
Net Change in Unrealized Appreciation/Depreciation of Investments
and Foreign Currency Translation                                                               14,224,484
                                                                                          ---------------
   Net Realized and Unrealized Gain                                                            21,181,152
                                                                                          ---------------
Net Increase in Net Assets Resulting from Operations                                      $    22,365,969
                                                                                          ===============

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS


                                                                  YEAR ENDED        YEAR ENDED
                                                                   12/31/03          12/31/02
                                                               ---------------    ---------------
OPERATIONS
Net Investment Income                                          $     1,184,817    $     2,058,852
Net Realized Gain (Loss)                                             6,956,668        (35,873,999)
Net Change in Unrealized Appreciation/Depreciation of
Investments and Foreign Currency Translation                        14,224,484         (8,107,493)
                                                               ---------------    ---------------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                                22,365,969        (41,922,640)
                                                               ---------------    ---------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
   Class A                                                             (10,100)            (7,719)
   Class B                                                              (1,222)              (558)
   Class C                                                                 (17)                 0
   Class F                                                          (1,240,046)        (2,156,959)
   Class R                                                                (159)                 0
   Class T                                                                 (12)                 0
                                                               ---------------    ---------------
Net Decrease from Dividends and Distributions                       (1,251,556)        (2,165,236)
                                                               ---------------    ---------------
CAPITAL SHARE TRANSACTIONS
Net Increase (Decrease)--Note 4
   Class A                                                              98,293            304,988
   Class B                                                             244,827            (28,551)
   Class C                                                              (6,310)          (151,251)
   Class F                                                         (31,079,380)      (123,330,214)
   Class R                                                              55,114                294
   Class T                                                              19,668           (219,113)
                                                               ---------------    ---------------
Net Decrease from Capital Share Transactions                       (30,667,788)      (123,423,847)
                                                               ---------------    ---------------
Net Decrease in Net Assets                                          (9,553,375)      (167,511,723)

NET ASSETS
   Beginning of year                                           $   133,009,219    $   300,520,942
                                                               ---------------    ---------------
   End of year (including undistributed net investment
   loss of $35,022 and $0, respectively)                       $   123,455,844    $   133,009,219
                                                               ===============    ===============

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS


Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                   YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------
                                                        2003          2002          2001          2000
                                                     ---------     ---------     ---------     ---------
CLASS A SHARES
Net Asset Value, beginning of year                   $    6.68     $    8.18     $    9.24     $   10.47
Income from investment operations:
     Net investment income                                0.05          0.05          0.06          0.13
     Net realized and unrealized gains
       (losses) on securities                             1.20         (1.51)        (1.03)        (1.18)
                                                     ---------     ---------     ---------     ---------
         Total from investment
           operations                                     1.25         (1.46)        (0.97)        (1.05)
Less dividends and distributions:
     From net investment income                          (0.05)        (0.04)        (0.09)        (0.16)
     From net realized gains                              0.00          0.00          0.00         (0.02)
                                                     ---------     ---------     ---------     ---------
         Total distributions                             (0.05)        (0.04)        (0.09)        (0.18)
Net Asset Value, end of year                         $    7.88     $    6.68     $    8.18     $    9.24
                                                     =========     =========     =========     =========
Total return*                                            18.81%       (17.85%)      (10.46%)      (10.21%)
Ratios/Supplemental Data
     Net assets, end of year (000s)                  $   1,572     $   1,243     $   1,227     $     699
     Net expenses to average net assets#                  1.83%         1.89%         1.87%         1.20%
     Gross expenses to average net  assets#               1.83%         1.89%         1.87%         1.23%
     Net investment income to average
       net assets                                         0.63%         0.56%         0.51%         1.48%
     Portfolio turnover rate@                              108%          122%          111%          126%


*    Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                   YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------
                                                        2003          2002          2001          2000
                                                     ---------     ---------     ---------     ---------
CLASS B SHARES
Net Asset Value, beginning of year                   $    6.63     $    8.11     $    9.18     $   10.47
Income from investment operations:
     Net investment income (loss)                         0.01         (0.01)         0.01          0.10
     Net realized and unrealized gains
       (losses) on securities                             1.17         (1.47)        (1.03)        (1.24)
                                                     ---------     ---------     ---------     ---------
         Total from investment
           operations                                     1.18         (1.48)        (1.02)        (1.14)
Less dividends and distributions:
     From net investment income                          (0.01)         0.00^        (0.05)        (0.13)
     From net realized gains                              0.00          0.00          0.00         (0.02)
                                                     ---------     ---------     ---------     ---------
         Total distributions                             (0.01)         0.00         (0.05)        (0.15)

Net Asset Value, end of year                         $    7.80     $    6.63     $    8.11     $    9.18
                                                     =========     =========     =========     =========
Total return*                                            17.76%       (18.21%)      (11.13%)      (11.06%)
Ratios/Supplemental Data
     Net assets, end of year (000s)                  $   1,647     $   1,181     $   1,484     $   1,008
     Net expenses to average net assets#                  2.53%         2.54%         2.49%         1.93%
     Gross expenses to average net assets#                2.53%         2.54%         2.50%         1.96%
     Net investment income (loss) to
       average net assets                                (0.08%)       (0.10%)       (0.13%)        0.71%
     Portfolio turnover rate@                              108%          122%          111%          126%


^ Distributions from net investment income for the year ended December 31, 2002 aggregated less than $0.01 on a per share basis.

*    Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                   YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------
                                                        2003          2002          2001          2000
                                                     ---------     ---------     ---------     ---------
CLASS C SHARES
Net Asset Value, beginning of year                   $    6.54     $    8.04     $    9.17     $   10.47
Income from investment operations:
     Net investment income (loss)                        (0.01)        (0.17)        (0.05)         0.10
     Net realized and unrealized gains
       (losses) on securities                             1.16         (1.33)        (1.03)        (1.28)
                                                     ---------     ---------     ---------     ---------
         Total from investment
           operations                                     1.15         (1.50)        (1.08)        (1.18)
Less dividends and distributions:
     From net investment income                           0.00^         0.00         (0.05)        (0.10)
     From net realized gains                              0.00          0.00          0.00         (0.02)
                                                     ---------     ---------     ---------     ---------
         Total distributions                              0.00          0.00         (0.05)        (0.12)

Net Asset Value, end of year                         $    7.69     $    6.54     $    8.04     $    9.17
                                                     =========     =========     =========     =========
Total return*                                            17.59%       (18.66%)      (11.80%)      (11.36%)

Ratios/Supplemental Data
     Net assets, end of year (000s)                  $     295     $     248     $     496     $     174
     Net expenses to average net assets#,+                2.69%         3.48%         3.96%         1.86%
     Gross expenses to average net assets#,+              2.69%         3.48%         3.96%         1.88%
     Net investment income (loss) to
       average net assets+                               (0.17%)       (1.05%)       (1.64%)        0.76%
     Portfolio turnover rate@                              108%          122%          111%          126%


^ Distributions from net investment income for the year ended December 31, 2003 aggregated less than $0.01 on a per share basis.

*    Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

+ Certain fees were reimbursed by the management company for the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratio would have been 4.24%. The gross expense ratio would have been 4.24%. The net investment income (loss) ratio would have been (1.92%).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                       YEAR ENDED DECEMBER 31,
                                            -----------------------------------------------------------------------------
                                                 2003            2002            2001            2000           1999
                                            -------------   -------------   -------------   -------------   -------------
CLASS F SHARES
Net Asset Value, beginning of year          $        6.69   $        8.20   $        9.22   $       10.47   $       12.19
Income from investment operations:
    Net investment income                            0.06            0.07            0.10            0.15            0.32
    Net realized and unrealized
      gains (losses) on securities                   1.20           (1.50)          (1.02)          (1.23)          (0.61)
                                            -------------   -------------   -------------   -------------   -------------
         Total from investment
           operations                                1.26           (1.43)          (0.92)          (1.08)          (0.29)
Less dividends and distributions:
    From net investment income                      (0.07)          (0.08)          (0.10)          (0.15)          (0.32)
    From net realized gains                          0.00            0.00            0.00           (0.02)          (1.11)
                                            -------------   -------------   -------------   -------------   -------------
         Total distributions                        (0.07)          (0.08)          (0.10)          (0.17)          (1.43)

Net Asset Value, end of year                $        7.88   $        6.69   $        8.20   $        9.22   $       10.47
                                            =============   =============   =============   =============   =============
Total return                                        18.96%         (17.46%)         (9.94%)        (10.44%)         (2.22%)
Ratios/Supplemental Data
    Net assets, end of year (000s)          $     119,835   $     130,314   $     297,068   $     552,675   $   1,055,825
    Net expenses to average
      net assets#                                    1.54%           1.42%           1.22%           1.07%           0.97%
    Gross expenses to average
      net assets#                                    1.54%           1.43%           1.23%           1.08%           0.98%
    Net investment income to
      average net assets                             0.93%           0.99%           1.20%           1.41%           2.64%
    Portfolio turnover rate@                          108%            122%            111%            126%            218%


# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                   YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------
                                                        2003          2002          2001          2000
                                                     ---------     ---------     ---------     ---------
CLASS R SHARES
Net Asset Value, beginning of year                   $    6.68     $    8.18     $    9.22     $   10.47
Income from investment operations:
     Net investment income (loss)                         0.16         (0.16)         0.09          0.18
     Net realized and unrealized gains
       (losses) on securities                             1.05         (1.34)        (1.02)        (1.23)
                                                     ---------     ---------     ---------     ---------
         Total from investment
           operations                                     1.21         (1.50)        (0.93)        (1.05)
Less dividends and distributions:
     From net investment income                          (0.03)         0.00         (0.11)        (0.18)
     From net realized gains                              0.00          0.00          0.00         (0.02)
                                                     ---------     ---------     ---------     ---------
         Total distributions                             (0.03)         0.00         (0.11)        (0.20)

Net Asset Value, end of year                         $    7.86     $    6.68     $    8.18     $    9.22
                                                     =========     =========     =========     =========
Total return                                             18.12%       (18.34%)      (10.09%)      (10.18%)
Ratios/Supplemental Data
     Net assets, end of year (000s)                  $      72     $      11     $      14     $       1
     Net expenses to average net assets#,+                2.37%         4.24%         3.07%         0.80%
     Gross expenses to average net assets#,+              2.37%         4.24%         3.07%         0.81%
     Net investment income (loss) to
       average net assets+                                0.01%        (1.77%)       (0.75%)        1.71%
     Portfolio turnover rate@                              108%          122%          111%          126%


# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

+ Certain fees were reimbursed by the management company or its affiliates for the years ended December 31, 2003, 2002 and 2001. Had these fees not been reimbursed, the net expense ratios would have been 2.62% (2003), 19.52% (2002) and 272.77% (2001). The gross expense ratios would have been 2.62% (2003), 19.52% (2002) and 272.77% (2001). The net investment income
     (loss) ratios would have been (0.24%) (2003), (17.05%) (2002) and (270.45%)
     (2001).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                   YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------
                                                        2003          2002          2001          2000
                                                     ---------     ---------     ---------     ---------
CLASS T SHARES
Net Asset Value, beginning of year                   $    6.88     $    8.17     $    9.21     $   10.47
Income from investment operations:
     Net investment income (loss)                         0.21         (0.37)         0.08          0.12
     Net realized and unrealized gains
       (losses) on securities                             1.00         (0.92)        (1.04)        (1.22)
                                                     ---------     ---------     ---------     ---------
         Total from investment
           operations                                     1.21         (1.29)        (0.96)        (1.10)
Less dividends and distributions:
     From net investment income                           0.00^         0.00         (0.08)        (0.14)
     From net realized gains                              0.00          0.00          0.00         (0.02)
                                                     ---------     ---------     ---------     ---------
         Total distributions                              0.00          0.00         (0.08)        (0.16)

Net Asset Value, end of year                         $    8.09     $    6.88     $    8.17     $    9.21
                                                     =========     =========     =========     =========
Total return*                                            17.65%       (15.79%)      (10.44%)      (10.67%)

Ratios/Supplemental Data
     Net assets, end of year (000s)                  $      36     $      13     $     232     $       9
     Net expenses to average net assets#,+                2.73%         2.59%         3.36%         1.30%
     Gross expenses to average net assets#,+              2.73%         2.60%         3.36%         1.32%
     Net investment income (loss) to
       average net assets+                               (0.29%)       (0.31%)       (1.12%)        1.22%
     Portfolio turnover rate@                              108%          122%          111%          126%


^ Distributions from net investment income for the year ended December 31, 2003 aggregated less than $0.01 on a per share basis.

*    Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

+ Certain fees were reimbursed by the management company or its affiliates for the years ended December 31, 2003, 2002 and 2001. Had these fees not been reimbursed, the net expense ratios would have been 3.18% (2003), 14.62% (2002) and 18.37% (2001). The gross expense ratios would have been 3.18% (2003), 14.63% (2002) and 18.37% (2001). The net investment income
     (loss) ratios would have been (0.74%) (2003), (12.34%) (2002) and (16.13%)
     (2001).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2003

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Ten series of shares are currently issued: Balanced, Discovery, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Balanced Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATIONS--An equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of Nasdaq and foreign securities for which an official closing price is provided, at the official closing price. Lacking any sales on that day, the security is valued at the current closing bid price or, in the case of written call options, at the mean between the highest bid and lowest asked quotations, or based on quotes from dealers making a market for the security if the closing bid price is not available. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars.

   Debt securities are valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company's board of directors or, if such prices are not available, at the mean of the bid and asked quotations obtained from securities dealers. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region. The Fund amortizes premiums and discounts on all fixed-income securities.

   If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded, and it is determined that the event has materially affected the value of the security.

   SECURITY TRANSACTIONS--Security transactions are accounted for as of the date the securities are purchased or sold (trade date). Net realized gains and losses are determined on the basis of identified cost, which is also used for federal income tax purposes.

   FOREIGN SECURITIES AND CURRENCY TRANSACTIONS--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.

   Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

   OPTION WRITING--When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

   FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

   INVESTMENT INCOME--Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends (if any) quarterly and capital gains (if any) annually. Dividends and distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

   EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.

   The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. FEES AND TRANSACTIONS WITH AFFILIATES

ADVISORY FEES--Founders Asset Management LLC ("Founders") serves as investment adviser to the Fund. Founders is an indirect wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.

   In accordance with an investment advisory agreement between the Company and Founders, the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 0.65% of the first $250 million of net assets, 0.60% of the next $250 million of net assets, 0.55% of the next $250 million of net assets, and 0.50% of net assets in excess of $750 million.

   SHAREHOLDER SERVICING AND TRANSFER AGENCY FEES FOR CLASS F SHARES--The Company has a shareholder services agreement with Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus", an affiliate of Founders), whereby the Funds have agreed to compensate DSC for providing certain shareholder servicing functions to holders of Class F shares. During the period from May 1, 2003 through December 31, 2003, the Fund paid DSC a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account considered to be an open account at any time during a given month. Prior to May 1, 2003, the Company had a shareholder services agreement with Founders whereby the Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account considered to be an open account at any time during a given month. During the year ended December 31, 2003, Class F shares were charged $49,444 and $27,599, respectively, pursuant to these shareholder services agreements.

   Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for all of the Fund's share classes. With the exception of out-of-pocket charges, the fees charged by DTI with respect to the Fund's Class F shares are paid by DSC. The out-of-pocket charges from DTI are paid by the Fund. Prior to May 1, 2003, Investors Trust Company ("ITC") was the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC were paid by Founders. The out-of-pocket charges from ITC were paid by the Fund. During the year ended December 31, 2003, Class F shares paid DTI and ITC $49,215 and $17,162, respectively, for out-of-pocket transfer agent charges.

   TRANSFER AGENCY FEES FOR CLASS A, CLASS B, CLASS C, CLASS R, AND CLASS T SHARES--The fees charged by DTI with respect to the Fund's Class A, B, C, R, and T shares are paid by the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $12.73 to $13.34, per shareholder account considered to be an open account at any time during a given month, plus out-of-pocket charges. Class-specific transfer agency fees paid to DTI during the year ended December 31, 2003 were as follows:

                                                                     TRANSFER
                                                                    AGENCY FEES
                                                                    -----------
Class A                                                              $   5,636
Class B                                                              $   4,910
Class C                                                              $   1,165
Class R                                                              $     519
Class T                                                              $     294

   Founders has agreed to reimburse (or to cause its affiliates to reimburse) the Class R and Class T share classes of the Fund for certain transfer agency and printing expenses pursuant to a contractual commitment. This commitment will extend through at least August 31, 2004, and will not be terminated without prior notification to the Company's board of directors. For the year ended December 31, 2003, Class R and Class T were each reimbursed $88, which reduced the amounts paid to DTI to $431 and $206, respectively.

   DISTRIBUTION AND SHAREHOLDER SERVICES PLANS--DSC is also the distributor of the Fund's shares. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing or servicing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year ended December 31, 2003, Class F shares were charged $316,276 pursuant to this Distribution Plan.

   The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under this plan, the Fund pays DSC a fee for distributing its Class B and C shares at the annual rate of 0.75% of the value of the average daily net assets of its Class B and C shares, respectively, and pays DSC a fee for distributing its Class T shares at the annual rate of 0.25% of the average daily net assets of its Class T shares.

   In addition, the Fund has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay DSC an annual fee of 0.25% of the value of their average daily net assets for the provision of certain services.

   Distribution and shareholder servicing fees paid to DSC by the Fund's Class A, B, C, and T shares for the year ended December 31, 2003, were as follows:

                                             DISTRIBUTION       SHAREHOLDER
                                                FEES           SERVICING FEES
                                             ------------      --------------
Class A                                              N/A        $      3,491
Class B                                       $   10,201        $      3,400
Class C                                       $    1,804        $        602
Class T                                       $       49        $         49

   During the year ended December 31, 2003, DSC retained $303 and $41 in sales commissions from the sales of Class A and Class T shares, respectively. DSC also retained $6,150, and $2 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively.

   FUND ACCOUNTING AND ADMINISTRATIVE SERVICES FEES--The Funds have agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Fund on the first $500 million, 0.04% of the average daily net assets of the Fund on the next $500 million, and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services.

   CUSTODIAN FEES--Mellon Bank N.A., a wholly-owned subsidiary of Mellon Financial Corporation, serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian. The custodian has also agreed to a fee waiver for the Funds during the time periods and in the amounts set forth below:

                       TIME PERIOD         AMOUNT OF WAIVER
                       -----------         ----------------
                    9/1/02 to 8/31/03        $    100,000
                    9/1/03 to 8/31/04        $    150,000
                    9/1/04 to 8/31/05        $    200,000
                    9/1/05 to 8/31/06        $    200,000

   The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2003, the Fund's portion of the fee waiver was $1,469. The amount paid to Mellon was reduced by this fee waiver amount.

   DIRECTORS COMPENSATION--The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Other Liabilities on the Statement of Assets and Liabilities. Deferral of directors' fees under the plan does not affect the net assets of the Fund.

   Certain officers of the Company are also officers and/or directors of Founders. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

   OTHER--During the year ended December 31, 2003, Founders reimbursed the Fund for a trading error, the amount of which was not material to the Fund.

3. FEDERAL TAX INFORMATION

Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sale losses, foreign currency transactions, net operating losses, and capital loss carryovers. Permanent differences identified during the year ended December 31, 2003 have been reclassified among the components of net assets as follows:

         UNDISTRIBUTED NET    UNDISTRIBUTED NET REALIZED
         INVESTMENT INCOME         GAINS AND LOSSES         PAID-IN CAPITAL
         -----------------    --------------------------    ---------------
           $     31,717             $     (12,226)            $  (19,491)

   The tax character of distributions paid during 2003 and 2002 was as follows:

                                                 2003            2002
                                                 ----            ----
DISTRIBUTIONS PAID FROM:
Ordinary Income                              $  1,251,556    $   2,165,236
Long-term capital gain                       $          0    $           0
                                             ------------    -------------
                                             $  1,251,556    $   2,165,236

   The tax components of capital represent distribution requirements the Fund must satisfy under the income tax regulations and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below as of December 31, 2003 represent capital loss carryovers that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, may be used to offset future net investment income and thereby reduce future ordinary income distributions. These carryovers expire between December 31, 2008 and December 31, 2011.

   The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2003 are noted below. The primary difference between book and tax appreciation or depreciation is wash sale loss deferrals.

Accumulated Capital Losses                                     $     200,959,111
Post-October Capital Loss Deferral                             $         210,281
Federal Tax Cost                                               $     112,123,090
Gross Tax Appreciation of Investments                          $      13,814,754
Gross Tax Depreciation of Investments                          $      (1,354,846)
Net Tax Appreciation                                           $      12,459,908

4. CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 850 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                  YEAR                                  YEAR
                                                  ENDED                                 ENDED
                                                12/31/03                              12/31/02
                                      -------------------------------    ----------------------------------
                                         SHARES            AMOUNT            SHARES              AMOUNT
                                      ------------    ---------------    ---------------    ---------------
CLASS A
      Sold                                  42,130    $       310,574             78,405    $       605,345
      Dividends or Distributions
         Reinvested                          1,330    $         9,742              1,046    $         7,280
      Redeemed                             (29,893)   $      (222,023)           (43,543)   $      (307,637)
      NET INCREASE                          13,567    $        98,293             35,908    $       304,988
CLASS B
      Sold                                  76,899    $       556,448             38,811    $       277,704
      Dividends or Distributions
         Reinvested                            138    $           971                 69    $           461
      Redeemed                             (44,160)   $      (312,592)           (43,542)   $      (306,716)
      NET INCREASE (DECREASE)               32,877    $       244,827             (4,662)   $       (28,551)
CLASS C
      Sold                                  18,745    $       122,311             24,035    $       171,946
      Dividends or Distributions
         Reinvested                              2    $            10                  0    $             0
      Redeemed                             (18,304)   $      (128,631)           (47,882)   $      (323,197)
      NET INCREASE (DECREASE)                  443    $        (6,310)           (23,847)   $      (151,251)
CLASS F
      Sold                               2,774,685    $    19,677,956          3,379,558    $    25,710,382
      Dividends or Distributions
         Reinvested                        164,539    $     1,202,840            288,655    $     2,097,722
      Redeemed                          (7,225,827)   $   (51,960,176)       (20,429,796)   $  (151,138,318)
      NET DECREASE                      (4,286,603)   $   (31,079,380)       (16,761,583)   $  (123,330,214)
CLASS R
      Sold                                   7,391    $        55,000              5,874    $        40,000
      Dividends or Distributions
         Reinvested                             15    $           114                  0    $             0
      Redeemed                                  (0)   $            (0)            (5,874)   $       (39,706)
      NET INCREASE                           7,406    $        55,114                  0    $           294
CLASS T
      Sold                                   2,530    $        19,657                365    $         2,456
      Dividends or Distributions
         Reinvested                              1    $            11                  0    $             0
      Redeemed                                  (0)   $            (0)           (26,771)   $      (221,569)
      NET INCREASE (DECREASE)                2,531    $        19,668            (26,406)   $      (219,113)

5. INVESTMENT TRANSACTIONS

For the year ended December 31, 2003, purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) were $110,480,479 and $150,034,431, respectively. Purchases and sales of long-term U.S. government obligations were $18,639,343 and $18,747,960, respectively.

6. CALL OPTIONS WRITTEN

Transactions in options written during the year ended December 31, 2003 were as follows:

                                                     NUMBER OF        PREMIUMS
                                                     CONTRACTS        RECEIVED
                                                    -----------     ------------
Options outstanding at December 31, 2002                      0     $          0
Options written                                           1,500          160,440
Options terminated in closing purchase transactions      (1,160)        (104,512)
Options expired                                            (170)         (30,939)
Options exercised                                          (170)         (24,989)
                                                    -----------     ------------
Options outstanding at December 31, 2003                      0     $          0
                                                    ===========     ============


7. LINE OF CREDIT

The Company has a line of credit arrangement ("LOC") with State Street Bank and Trust Company, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $50 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $50 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2003, the Fund did not have any borrowings under the LOC.

8. LEGAL MATTERS

PFEIFFER V. THE DREYFUS CORPORATION
On December 9, 2003, a purported shareholder in the Dreyfus Premier NexTech Fund brought an action against Dreyfus seeking to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to the Dreyfus Founders Funds (other than Dreyfus Founders Money Market Fund) and two Dreyfus Premier Funds. Plaintiff claims that the funds were closed to new investors but that Dreyfus nonetheless improperly continued to charge Rule 12b-1 fees for marketing and distribution services in violation of Section 36(b) of the Investment Company Act of 1940 and in breach of its common law fiduciary duties. Plaintiff also seeks to recover a portion of the investment advisory fees charged to the closed funds while Dreyfus was "in breach of its fiduciary duties" and to enjoin Dreyfus from collecting additional 12b-1 fees from those funds, as well as an award of attorneys' fees and litigation expenses.

HAYS V. MELLON FINANCIAL CORP., ET AL.
On January 30, 2004, a purported shareholder in the Dreyfus Disciplined Stock Fund filed a class action against Mellon Financial Corporation, Mellon Bank, Dreyfus, Founders, and the directors of the Dreyfus Founders Funds and all or substantially all of the Dreyfus Funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of Sections 34(b), 36(b), and 48(a) of the Investment Company Act of 1940, Section 215 of the Investment Advisers Act of 1940, and common law claims. The action seeks to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to various funds for marketing and distribution services. More specifically, the Plaintiff claims, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus and Dreyfus Founders Funds over other funds, and that such payments were not disclosed to investors. In addition, Plaintiff asserts that economies of scale and soft-dollar benefits were not passed on to investors. Plaintiff further alleges that 12b-1 fees charged to certain funds that were closed to new investors were also improper. The complaint seeks compensatory and punitive damages, rescission of the advisory contracts, an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses.

These actions will be defended vigorously, and management of the Fund believes they are without merit.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Balanced Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Denver, Colorado
February 12, 2004

OTHER TAX INFORMATION
(UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2003, 73.11% qualified for the dividends received deduction available to the Fund's corporate shareholders.

QUALIFIED DIVIDEND INCOME
For the year ended December 31, 2003, the Fund designated 67% of the ordinary income distributions paid as qualified dividend income subject to reduced income tax rates for taxpayers with taxable accounts.

YOUR BOARD REPRESENTATIVES
(UNAUDITED)

The Board of Directors of the Company oversees all 10 Dreyfus
Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below along with the year in which they joined the Board in parentheses, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 75, resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

DIRECTORS
EUGENE H. VAUGHAN, CFA, 70. Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan Nelson Investment Management, LP, an investment counseling firm. Director, Encore Bank. Director, Greater Houston Partnership, and Chairman, Center for Houston's Future, both of which are non-profit organizations. Founding Chairman and former Governor, Association for Investment Management and Research. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation. (1970)

ALAN S. DANSON, 64. Private investor. Formerly, President and Director, D.H. Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Formerly, Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service (1996 to 1999). Director, CaseShare Systems, LLP, a document management company. Director, Gore Range Natural Science School and The Les Streeter Programs, Inc., both of which are non-profit organizations. (1991)

JOAN D. MANLEY, 71. Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. (1960 to 1984). Director, Sara Lee Corporation and Moore Wallace Corporation, a printing company. (1998)

ROBERT P. MASTROVITA, 59. Private Investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy. (1998)

TRYGVE E. MYHREN, 67. President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Meguntucook Funds, a venture capital firm (1998 to Present). Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and Communications Corporation (now Time Warner cable) (1981 to 1988). Director, Advanced Marketing Services, Inc. Trustee and Chairman of Finance Committee, the University of Denver. Trustee, U.S. Ski and Snowboard Team Foundation and the Denver Art Museum. (1996)

GEORGE W. PHILLIPS, 65. Retired. Vice Chairman of the Board, Chairman of the Finance Committee, and Chairman of the Investment Committee, Children's Medical Center of Boston. Formerly, President and Chief Executive Officer of Warren Bancorp, Inc. and Warren Five Cents Savings Bank (1992 to 1997). (1998)

JAY A. PRECOURT, 66. Chairman, CEO, and Director, Scissor Tail Energy, LLC (2000 to present). Managing General Partner, Precourt Interests, Ltd., an energy and investments company (1995 to present). President, Skylark Enterprises, Inc., a ranching and real estate business. Formerly, President, CEO, Vice Chairman and Director, Tejas Energy, LLC and predecessor companies (1987 to 1999). Director, Halliburton Company, an energy services company. Director, The Timken Company, a manufacturing company. Director, Apache Corporation, an oil and gas company. Chairman and Director, Hermes Consolidated, Inc., an energy transportation and crude oil refining company. (1983)

PRINCIPAL OFFICERS

RICHARD W. SABO, 46. President of the Funds since 2000 and Principal Executive Officer of the Funds since 2002. Founders' President and Chief Executive Officer, Member of Founders' Board of Managers and Director of Dreyfus (1998 to present). Executive Vice President of DSC since 2003. Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 46. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President-Administration and Treasurer. Vice President of DSC since 2003. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 48. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President-Legal, General Counsel and Secretary. Assistant Secretary of DSC since 2003. Employed by Founders and its predecessor company since 1996.

ROBERT T. KELLY, 34. Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Funds since 2003. Founders' Vice President of Portfolio Accounting since 2000. Formerly, Assistant Treasurer of the Funds (2000 to 2003), and Head of Equity Desk for ABN Amro Trust Company (Cayman) Limited (1998 to 2000).

WILLIAM G. GERMENIS, 33. Anti-Money Laundering Compliance Officer for the Class A, Class B, Class C, Class R, and Class T shares of the Funds since 2002 and for the Class F shares of the Funds since 2003. Vice President of MBSC, LLC since 2002. Vice President and Anti-Money Laundering Compliance Officer of DSC and Anti-Money Laundering Compliance Officer of investment companies managed by Dreyfus. Employed by DSC since 1998.

The directors and officers may be contacted at Founders' address appearing on the back cover, except for Mr. Germenis who can be contacted at 200 Park Avenue, New York, New York 10166.

DREYFUS FOUNDERS BALANCED FUND
P.O. Box 55360
Boston, MA  02205-8252
1-800-525-2440
www.founders.com

INVESTMENT MANAGER
Founders Asset Management LLC
A MELLON FINANCIAL COMPANY(SM)
210 University Boulevard, Suite 800
Denver, CO  80206

DISTRIBUTOR
Dreyfus Service Corporation
200 Park Avenue
New York, NY  10166

Additional information about the Fund and its directors is available in the Fund's Statement of Additional Information, which can be obtained free of charge by contacting the Fund.

   This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money. Date of first use:
February 27, 2004

   Dreyfus Service Corporation, Distributor. (C) 2004 Founders Asset Management LLC.

                                                                    A-646-BAL-03

ANNUAL REPORT

DREYFUS FOUNDERS

DISCOVERY FUND

INVESTMENT UPDATE

DECEMBER 31, 2003

DISCOVERY FUND IS CLOSED TO NEW INVESTORS.
PLEASE SEE THE PROSPECTUS FOR ADDITIONAL INFORMATION.

[DREYFUS FOUNDERS FUNDS LOGO]
THE GROWTH SPECIALISTS

TABLE OF CONTENTS

Management Overview                          3

Statement of Investments                    12

Statement of Assets and Liabilities         18

Statement of Operations                     20

Statements of Changes in Net Assets         21

Financial Highlights                        22

Notes to Financial Statements               28

Report of Independent Auditors              38

Your Board Representatives                  39

PAPERLESS DELIVERY OF THIS REPORT

[GRAPHIC]

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this Annual Report are available, we'll send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website.

   To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and help the Fund reduce printing and postage charges by enrolling today at www.founders.com/ecommunications. If you own Funds through a third party, enroll at www.icsdelivery.com.


The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. Companies appearing in bold print on pages 3-11 were owned by the Fund on December 31, 2003. The amounts of these holdings are included in the Statement of Investments.

      -  NOT FDIC-INSURED   -  NOT BANK-GUARANTEED   -  MAY LOSE VALUE

MANAGEMENT OVERVIEW

[PHOTO OF ROBERT AMMANN]

A DISCUSSION WITH PORTFOLIO MANAGER ROBERT AMMANN, CFA

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2003?

For the one-year period ended December 31, 2003, the Dreyfus Founders Discovery Fund underperformed its benchmark, the Russell 2000 Growth Index. The Index posted a total return of 48.54% for the period.

WHAT ECONOMIC OR MARKET DYNAMICS SET THE INVESTING ENVIRONMENT DURING THE
PERIOD?

Following the market low set in March, as confidence increased that the Iraqi conflict would move toward resolution, other market and economic dynamics took the lead in dictating the market's direction. The favorable dynamics of strong corporate profit growth, robust economic growth, an accommodative monetary policy, favorable inflation picture and a favorable dividend and capital gains tax environment helped drive the market's strong returns. However, some potential market negatives during the year that were of concern included a growing budget deficit, weak dollar, market valuation, continued geopolitical instability and perhaps increasing concern that the Fed's accommodative monetary policy could reverse in 2004.

[SIDE NOTE]

"THE 2003 MARKET BIAS FAVORED HIGHER RISK, LOWER QUALITY COMPANIES AS STOCKS OF MONEY-LOSING COMPANIES IN THE INDEX SIGNIFICANTLY OUTPERFORMED STOCKS OF PROFITABLE COMPANIES."

   The strong market returns this year had an added dynamic which dramatically favored higher-risk asset classes. Within the small-capitalization market we saw a continuation of the trend toward a "micro-cap bias." In fact, when analyzing the returns of the Russell 2000 Growth Index by sorting the Index into quintiles based on market capitalization, the largest capitalization quintile of the Index returned 39.69%, while the smallest cap quintile returned 68.29%, or over 28 percentage points of greater relative returns.(1) However, the Fund, with its large asset base, often finds it difficult to take positions in many of these extremely small companies, as liquidity prevents it from building a meaningful position.

   The market bias not only favored smaller, but also lower quality, companies. Stocks of money-losing companies in the Index significantly outperformed stocks of profitable companies. As a group, stocks priced under $5 posted over 132% in gains for the year. And, when analyzing

----------
(1)Source: Prudential Financial, "Small-Cap and Mid-Cap Perspectives," Steven G. DeSanctis, CFA

[SIDENOTE]

PERFORMANCE HIGHLIGHTS

- The strong market returns this year had a dynamic which dramatically favored higher-risk asset classes. The market favored lower quality, lower priced, money-losing companies, as well as smaller market-cap companies, as was demonstrated in its micro-cap bias.

- The Fund enjoyed a considerable overall benefit within the financials sector due to a significant underweight position in this lagging sector.

- Strong stock selection within the consumer discretionary sector offset the Fund's overweight position in this slightly lagging sector versus the Index.

-  Fund performance was negatively impacted by a relatively high cash position.

- The Fund suffered significant negative relative performance on an overall basis within the healthcare sector, with the bulk of the underperformance a result of a select few relatively poor performing stocks.

the returns of the Russell 2000 Growth Index by sorting the Index into quintiles based on volatility, the highest beta quintile of stocks posted over a 73% return. Finally, quality, as measured by return on equity (ROE), significantly favored the lowest ROE quintile category within the Index.(2)

WHAT MANAGEMENT DECISIONS POSITIVELY CONTRIBUTED TO FUND PERFORMANCE?

The Fund enjoyed a considerable overall benefit within the financials sector due to a significant underweight position in this lagging sector. While stock selection in the sector was relatively poor, this impact was significantly counterbalanced by the Fund's underweight position, which was held due to the liquidity constraints many of the small-cap financial holdings pose, and also because of the concern that as we neared the end of an interest rate easing cycle, financials may underperform.

   Strong stock selection within the consumer discretionary sector offset the Fund's overweight position in this slightly lagging sector versus the Index. In fact, the Fund's largest positive contributor from an individual stock perspective came from HARMAN INTERNATIONAL INDUSTRIES, INC. Harman is a provider of audio and other electronics to the consumer and automobile

----------
(2)Source: Prudential Equity Group, Inc., "Fearless Forecast 2004," January 2004

[SIDENOTE]

     LARGEST EQUITY HOLDINGS  (ticker symbol)
        1.  Fairmont Hotels & Resorts, Inc.  (FHR)              1.85%
        2.  Marvel Enterprises, Inc.  (MVL)                     1.75%
        3.  Medicis Pharmaceutical Corporation  (MRX)           1.72%
        4.  Macrovision Corporation  (MVSN)                     1.69%
        5.  Advance Auto Parts, Inc.  (AAP)                     1.61%
        6.  Brooks Automation, Inc.  (BRKS)                     1.59%
        7.  National-Oilwell, Inc.  (NOI)                       1.57%
        8.  Harman International Industries, Inc.  (HAR)        1.52%
        9.  Advanced Neuromodulation Systems, Inc.  (ANSI)      1.50%
        10. Guitar Center, Inc.  (GTRC)                         1.44%

     Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

original equipment manufacturer (OEM) markets, and appreciated sharply as a result of high quality earnings results that were driven by automotive OEMs' adoption of Harman's newer infotainment solutions. Specialty retail was another bright spot for the Fund, as holdings such as ADVANCE AUTO PARTS, INC. and Tractor Supply Company performed well. The Fund benefited from strong stock selection in the restaurant industry as well,

[SIDENOTE]

[CHART]

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Discovery Fund on 12/31/93 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

      The Russell 2000 Index is a widely recognized, unmanaged small-cap index comprising common stocks of the 2,000 U.S. public companies next in size after the largest 1,000 publicly traded U.S. companies. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The total return figures cited for this index assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

due in part to the strong performance of RUBY TUESDAY, INC., a leader in the bar and grill segment, which continued to demonstrate favorable operational results.

   Fund holdings in the industrials sector saw some standout performance that helped neutralize the negative impact of the Fund's relative overweight position in this slightly lagging sector. Some of the strongest performance was seen among many of the Fund's for-profit education-related companies

[SIDENOTE]

   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03

                                          1             5             10          SINCE
CLASS  (INCEPTION DATE)                  YEAR         YEARS         YEARS       INCEPTION
------------------------------------------------------------------------------------------
CLASS A SHARES  (12/31/99)
 With sales charge (5.75%)               28.59%           --            --          (10.20%)
 Without sales charge                    36.41%           --            --           (8.87%)
CLASS B SHARES  (12/31/99)
 With redemption*                        31.05%           --            --          (10.30%)
 Without redemption                      35.05%           --            --           (9.67%)
CLASS C SHARES  (12/31/99)
 With redemption**                       34.16%           --            --           (9.65%)
 Without redemption                      35.16%           --            --           (9.65%)
CLASS F SHARES  (12/29/89)               36.45%         6.03%         9.66%          13.52%
CLASS R SHARES  (12/31/99)               36.87%           --            --           (8.63%)
CLASS T SHARES  (12/31/99)
 With sales charge (4.50%)               29.83%           --            --          (10.33%)
 Without sales charge                    35.98%           --            --           (9.29%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions and adjustments for financial statement purposes. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. There are risks associated with small-cap investing such as limited product lines, less liquidity, and small market share.

   *The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

   **The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

such as EDUCATION MANAGEMENT CORPORATION, where strong enrollment growth translated into strong earnings growth. Stericycle, Inc., a medical waste management company, also performed well as it continued to see steady customer demand and new opportunities for selling more value-added service offerings. The Fund also benefited from strong returns in many transportation-related companies in the portfolio, namely airfreight and logistics companies UTI WORLDWIDE, INC. and PACER INTERNATIONAL, INC., as well as from trucking companies such as J.B. HUNT TRANSPORT SERVICES, INC. and WERNER ENTERPRISES, INC.

   Aside from the few disappointments in the healthcare sector as is discussed below, the Fund generally saw strong stock selection across many of its healthcare holdings. Fund performance was positively impacted by the strong performance of SELECT MEDICAL CORPORATION, a long-term acute care hospital and outpatient rehabilitation services company, as it realized strong growth and the added tailwind of a more favorable reimbursement environment. TARO PHARMACEUTICAL INDUSTRIES LIMITED, INTEGRA LIFESCIENCES HOLDINGS, ODYSSEY HEALTHCARE, INC., and ANDRX CORPORATION were also meaningful contributors during the period.

[SIDENOTE]

[CHART]

PORTFOLIO COMPOSITION

Information Technology            25.15%
Consumer Discretionary            21.64%
Healthcare                        21.23%
Industrials                       18.16%
Energy                             4.63%
Financials                         2.14%
Materials                          1.88%
Consumer Staples                   1.77%
Telecommunications Services        1.27%
Cash & Equivalents                 2.13%

   The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

   Other less-significant positive impacts on performance included a zero weighting in the utilities sector, which was the weakest performing sector of the Index. The Fund also benefited from participation in initial public offerings (IPOs) over the period.

WHAT FACTORS DETRACTED FROM THE FUND'S 12-MONTH PERFORMANCE?

Fund performance was negatively impacted by a relatively high cash position, which averaged about 9.5% over the period. This had a dampening impact on Fund performance, as the market returns were quite strong. Progress was made in reducing the cash position during the fourth quarter of the year.

   The Fund suffered significant negative relative performance on an overall basis within the healthcare sector. While the Fund saw a modest negative impact from being slightly overweight this sector, the bulk of the relative underperformance was a result of a select few relatively poor performing stocks. The most significant of these, and the Fund's largest negative contributor from an individual stock standpoint, was Accredo Health, Inc., a contract pharmacy services company, which fell sharply early in the year as it lowered expectations due to both competition in specific product areas and acquisition integration challenges. Other poor performers within the sector included AMN Healthcare Services, Inc., a nurse staffing company, which also fell sharply as customer demand for temporary nurse staffing slowed. The Fund's holdings within the hospital industry, namely Lifepoint Hospitals, Inc. and Community Health Systems, Inc. also performed poorly due to rotation into more economically sensitive holdings as well as slowing admission trends. Charles River Laboratories International, Inc., a research models company, lagged after slightly lowering earnings guidance early in the year.

   Despite information technology being a strong-performing sector for the period, the Fund suffered from an underweight position in this sector, and to a lesser extent, from stock selection as well. From a stock standpoint, Fund performance lagged primarily due to the impact of two stocks: Tech Data Corporation, a technology distributor, which fell early during the period after revising downward their fiscal year 2003 earnings guidance and announcing a large acquisition; and Cree, Inc., a light emitting diode (LED) company, which exhibited weakness related to a lawsuit filed by the former founder and brother of the company's current chairman.

   The energy sector was another poor relative performer for the Fund primarily due to weak stock selection and, to a lesser extent, the timing of our overweight position. The primary detractor within the sector was Tidewater, Inc., which despite strong commodity prices, did not see this translate into a significant business recovery for its supply boat services. The Fund also maintained a slight underweight within the strong-performing exploration and production industry versus the Index.

   Poor stock selection and an underweight position within the telecommunication services sector, the best performing sector in the Index for the period, also impeded overall Fund performance. The primary impact came from the performance of Boston Communications Group, Inc., a provider of billing and processing services for wireless carriers, which fell after revealing its largest customer, Verizon Wireless, was considering bringing in-house some services historically provided by Boston Communications.

   While the Fund was underweight the somewhat more defensive and slower growth materials and consumer staples sectors, weak stock selection more than offset this potential positive. Within the materials sector, RPM International, Inc., an industrial coating and sealant company, performed poorly as a result of potential asbestos liability concerns. Consumer staples stock selection was negatively impacted by the performance of Duane Reade, Inc. and American Italian Pasta Company.

   Additional detractors to performance were other stock-specific disappointments including Alloy, Inc., which proved to be the second-largest negative contributor from an individual stock perspective. Alloy, a teen direct marketing and media company, fell sharply after missing earnings expectations due to unexpected higher fulfillment costs and more promotional activity. Other significant negative contributors to relative performance include Atlantic Coast Airlines Holdings, Inc. and Scholastic Corporation.

WHAT CHANGES WERE MADE TO FUND COMPOSITION DURING THE PERIOD?

We are pleased to have been able to continue to lower the cash position from recent levels in excess of 10% to a year-end level around 3% of assets. This is also reflected in the number of holdings in the portfolio having increased from 101 at the beginning of the year to 119 as we ended 2003. Many of these new holdings were in the technology sector where we have worked hard to identify smaller or micro-cap companies we believe are more attractively valued than some larger counterparts.

Our strategy for the Fund remains consistent. We will continue to utilize our bottom-up process to seek companies we believe are capable of posting strong future earnings growth and that are valued attractively. While 2003 was not a year that favored "higher quality" within the small-cap sector, we will continue to maintain our discipline of remaining "concept stock" averse, preferring to primarily own companies we can value on earnings rather than stocks that trade on short-term news and psychology.


/s/ Robert Ammann

Robert Ammann, CFA
Portfolio Manager

STATEMENT OF INVESTMENTS
December 31, 2003


SHARES                                                                MARKET VALUE
----------------------------------------------------------------------------------
COMMON STOCKS (DOMESTIC)-91.5%

AEROSPACE & DEFENSE-1.5%
  264,285      KVH Industries, Inc.*                                $    7,259,900
  191,495      ManTech International Corporation*                        4,777,800
                                                                    --------------
                                                                        12,037,700
                                                                    --------------
AIR FREIGHT & LOGISTICS-1.8%
  176,000      Forward Air Corporation*                                  4,840,000
  472,120      Pacer International, Inc.*                                9,546,266
                                                                    --------------
                                                                        14,386,266
                                                                    --------------
ALTERNATIVE CARRIERS-1.3%
1,177,825      Premiere Technologies, Inc.*                             10,376,638
                                                                    --------------
APPAREL, ACCESSORIES & LUXURY GOODS-1.0%
  144,220      Columbia Sportswear Company*                              7,859,990
                                                                    --------------
APPLICATION SOFTWARE-3.1%
  211,455      Altiris, Inc.*                                            7,713,878
  104,050      Ansys, Inc.*                                              4,130,785
  200,440      Cadence Design Systems, Inc.*                             3,603,911
  344,275      Concur Technologies, Inc.*                                3,332,582
  121,725      Hyperion Solutions Corporation*                           3,668,792
  110,975      Manhattan Associates, Inc.*                               3,067,349
                                                                    --------------
                                                                        25,517,297
                                                                    --------------
BROADCASTING & CABLE TV-1.4%
  529,525      Cumulus Media, Inc.*                                     11,649,550
                                                                    --------------
BUILDING PRODUCTS-0.7%
  151,270      Trex Company, Inc.*                                       5,745,235
                                                                    --------------
CASINOS & GAMING-0.3%
   75,925      Shuffle Master, Inc.*                                     2,628,524
                                                                    --------------

[SIDENOTE]

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

AU   Australia
AT   Austria
BD   Bermuda
BE   Belgium
BR   Brazil
CA   Canada
CI   Channel Islands
CN   China
DE   Denmark
FI   Finland
FR   France
GE   Germany
GR   Greece
HK   Hong Kong
ID   Indonesia
IE   Ireland
IN   India
IS   Israel
IT   Italy
JA   Japan
KR   South Korea
LU   Luxembourg
MA   Malaysia
NE   Netherlands
NW   Norway
PT   Portugal
PU   Puerto Rico
SA   South Africa
SG   Singapore
SP   Spain
SW   Sweden
SZ   Switzerland
TH   Thailand
TW   Taiwan
UK   United Kingdom
VI   Virgin Islands

SHARES                                                                MARKET VALUE
----------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT-5.8%
  942,452      Arris Group, Inc.*                                   $    6,823,352
  246,025      Avocent Corporation*                                      8,984,833
  225,570      Harris Corporation                                        8,560,382
  115,980      NetScreen Technologies, Inc.*                             2,870,505
  294,975      Polycom, Inc.*                                            5,757,912
  494,730      Powerwave Technologies, Inc.*                             3,784,685
   73,110      SafeNet, Inc.*                                            2,249,595
1,847,522      Stratex Networks, Inc.*                                   7,851,969
                                                                    --------------
                                                                        46,883,233
                                                                    --------------
CONSTRUCTION & ENGINEERING-1.3%
  179,800      Chicago Bridge & Iron Company NV NY Shares                5,196,220
  111,155      Jacobs Engineering Group, Inc.*                           5,336,552
                                                                    --------------
                                                                        10,532,772
                                                                    --------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS-0.5%
  242,925      Wabtec Corporation                                        4,139,442
                                                                    --------------
CONSUMER ELECTRONICS-1.5%
  167,725      Harman International Industries, Inc.                    12,408,296
                                                                    --------------
DISTILLERS & VINTNERS-0.7%
  160,840      Constellation Brands, Inc.*                               5,296,461
                                                                    --------------
DIVERSIFIED COMMERCIAL SERVICES-4.1%
   86,150      Corinthian Colleges, Inc.*                                4,786,494
  289,760      Education Management Corporation*                         8,994,150
  221,390      Kroll, Inc.*                                              5,756,140
  280,089      LECG Corporation*                                         6,411,237
   47,685      Strayer Education, Inc.                                   5,189,559
   71,950      Universal Technical Institute, Inc.*                      2,158,500
                                                                    --------------
                                                                        33,296,080
                                                                    --------------
ELECTRICAL COMPONENTS & EQUIPMENT-1.0%
  175,050      AMETEK, Inc.                                              8,447,913
                                                                    --------------
ELECTRONIC EQUIPMENT MANUFACTURERS-2.1%
  487,560      Aeroflex, Inc.*                                           5,699,576
  180,875      FLIR Systems, Inc.*                                       6,601,938
  301,925      RadiSys Corporation*                                      5,090,456
                                                                    --------------
                                                                        17,391,970
                                                                    --------------
ELECTRONIC MANUFACTURING SERVICES-0.2%
  106,525      TTM Technologies, Inc.*                                   1,798,142
                                                                    --------------
ENVIRONMENTAL SERVICES-2.1%
  174,565      Stericycle, Inc.*                                         8,152,186
  231,100      Waste Connections, Inc.*                                  8,728,647
                                                                    --------------
                                                                        16,880,833
                                                                    --------------
FOOD RETAIL-0.3%
   31,365      Whole Foods Market, Inc.*                                 2,105,532
                                                                    --------------

* NON-INCOME PRODUCING.

  SEE NOTES TO FINANCIAL STATEMENTS.

SHARES                                                                MARKET VALUE
----------------------------------------------------------------------------------
GENERAL MERCHANDISE STORES-0.6%
  163,585      Tuesday Morning Corporation*                         $    4,948,446
                                                                    --------------
HEALTHCARE DISTRIBUTORS-2.6%
  250,925      Fisher Scientific International, Inc.*                   10,380,767
  154,311      Henry Schein, Inc.*                                      10,428,337
                                                                    --------------
                                                                        20,809,104
                                                                    --------------
HEALTHCARE EQUIPMENT-3.3%
  265,725      Advanced Neuromodulation Systems, Inc.*                  12,218,036
  559,950      Alaris Medical Systems, Inc.*                             8,516,840
  117,680      Integra LifeSciences Holdings*                            3,369,178
  137,400      VISX, Inc.*                                               3,180,810
                                                                    --------------
                                                                        27,284,864
                                                                    --------------
HEALTHCARE FACILITIES-1.3%
  661,635      Select Medical Corporation                               10,771,418
                                                                    --------------
HEALTHCARE SERVICES-2.5%
  327,287      Odyssey Healthcare, Inc.*                                 9,576,418
  411,485      SFBC International, Inc.*                                10,929,042
                                                                    --------------
                                                                        20,505,460
                                                                    --------------
HEALTHCARE SUPPLIES-1.2%
  169,800      Merit Medical Systems, Inc.*                              3,779,748
  320,510      Sola International, Inc.*                                 6,025,588
                                                                    --------------
                                                                         9,805,336
                                                                    --------------
HOME ENTERTAINMENT SOFTWARE-0.7%
  361,630      Sonic Solutions*                                          5,532,939
                                                                    --------------
HOME FURNISHINGS-1.4%
  399,800      Furniture Brands International, Inc.                     11,726,134
                                                                    --------------
HOTELS, RESORTS & CRUISE LINES-1.3%
  310,125      Choice Hotels International, Inc.*                       10,931,906
                                                                    --------------
INDUSTRIAL MACHINERY-1.0%
  225,300      Actuant Corporation*                                      8,155,860
                                                                    --------------
INTERNET SOFTWARE & SERVICES-0.7%
  123,040      j2 Global Communications, Inc.*                           3,047,701
  159,057      United Online, Inc.*                                      2,670,567
                                                                    --------------
                                                                         5,718,268
                                                                    --------------
IT CONSULTING & OTHER SERVICES-1.7%
  503,800      CIBER, Inc.*                                              4,362,908
  969,465      Lionbridge Technologies, Inc.*                            9,316,559
                                                                    --------------
                                                                        13,679,467
                                                                    --------------
LEISURE PRODUCTS-3.4%
  241,850      Leapfrog Enterprises, Inc.*                               6,416,281
  489,320      Marvel Enterprises, Inc.*                                14,244,105
   78,000      Polaris Industries, Inc.                                  6,909,240
                                                                    --------------
                                                                        27,569,626
                                                                    --------------
MANAGED HEALTHCARE-0.9%
  180,325      Amerigroup Corporation*                                   7,690,861
                                                                    --------------

SHARES                                                                MARKET VALUE
----------------------------------------------------------------------------------
OIL & GAS DRILLING-0.4%
  173,725      Pride International, Inc.*                           $    3,238,234
                                                                    --------------
OIL & GAS EQUIPMENT & SERVICES-2.8%
   83,150      Carbo Ceramics, Inc.                                      4,261,438
  572,395      National-Oilwell, Inc.*                                  12,798,752
  635,225      Superior Energy Services, Inc.*                           5,971,115
                                                                    --------------
                                                                        23,031,305
                                                                    --------------
OIL & GAS EXPLORATION & PRODUCTION-1.4%
  157,235      Pioneer Natural Resources Company*                        5,020,514
  199,600      Quicksilver Resources, Inc.*                              6,447,080
                                                                    --------------
                                                                        11,467,594
                                                                    --------------
PHARMACEUTICALS-7.9%
  389,350      Andrx Corporation*                                        9,359,974
  512,880      Impax Laboratories, Inc.*                                 7,380,343
  169,437      K-V Pharmaceuticals Company*                              4,320,644
  196,876      Medicis Pharmaceutical Corporation Class A               14,037,259
  163,290      MGI Pharma, Inc.*                                         6,719,384
   68,575      Pharmaceutical Resources, Inc.*                           4,467,661
  136,800      Taro Pharmaceutical Industries Limited*                   8,823,600
  188,050      Salix Pharmaceuticals Limited*                            4,263,094
  205,100      Valeant Pharmaceuticals International                     5,158,265
                                                                    --------------
                                                                        64,530,224
                                                                    --------------
PUBLISHING-0.8%
  126,820      Getty Images, Inc.*                                       6,357,487
                                                                    --------------
REGIONAL BANKS-0.7%
  136,990      Southwest Bancorporation of Texas, Inc.                   5,322,062
                                                                    --------------
RESTAURANTS-2.7%
   95,615      Krispy Kreme Doughnuts, Inc.*                             3,499,509
  262,112      Rare Hospitality International, Inc.*                     6,406,017
  147,444      Red Robin Gourmet Burgers, Inc.*                          4,488,195
  279,235      Ruby Tuesday, Inc.                                        7,955,405
                                                                    --------------
                                                                        22,349,126
                                                                    --------------
SEMICONDUCTOR EQUIPMENT-2.5%
  537,620      Brooks Automation, Inc.*                                 12,994,275
  605,030      Entegris, Inc.*                                           7,774,636
                                                                    --------------
                                                                        20,768,911
                                                                    --------------
SEMICONDUCTORS-5.2%
  307,400      Actel Corporation*                                        7,408,340
  463,500      Artisan Components, Inc.*                                 9,501,750
  396,650      Fairchild Semiconductor Corporation Class A*              9,904,351
   48,110      OmniVision Technologies, Inc.*                            2,658,078
  366,200      Semtech Corporation*                                      8,323,726
  180,775      Sigmatel, Inc.*                                           4,461,527
                                                                    --------------
                                                                        42,257,772
                                                                    --------------

* NON-INCOME PRODUCING.

  SEE NOTES TO FINANCIAL STATEMENTS.

SHARES                                                                MARKET VALUE
----------------------------------------------------------------------------------
SPECIALTY CHEMICALS-0.9%
  145,600      Valspar Corporation                                  $    7,195,552
                                                                    --------------
SPECIALTY STORES-5.3%
  161,320      Advance Auto Parts, Inc.*                                13,131,448
  182,665      Cost Plus, Inc.*                                          7,489,265
  361,400      Guitar Center, Inc.*                                     11,774,412
  283,298      Movie Gallery, Inc.*                                      5,292,007
  167,350      PETCO Animal Supplies, Inc.*                              5,095,808
                                                                    --------------
                                                                        42,782,940
                                                                    --------------
STEEL-1.0%
  599,200      Graftech International Limited*                           8,089,200
                                                                    --------------
SYSTEMS SOFTWARE-2.2%
  610,840      Macrovision Corporation*                                 13,798,876
  241,960      Secure Computing Corporation*                             4,333,504
                                                                    --------------
                                                                        18,132,380
                                                                    --------------
TECHNOLOGY DISTRIBUTORS-0.9%
  384,686      Insight Enterprises, Inc.*                                7,232,097
                                                                    --------------
TRADING COMPANIES & DISTRIBUTORS-1.0%
  156,245      Fastenal Company                                          7,802,875
                                                                    --------------
TRUCKING-2.5%
  184,450      JB Hunt Transport Services, Inc.*                         4,981,995
  177,150      Knight Transportation, Inc.*                              4,543,898
  277,945      Overnite Corporation*                                     6,323,249
  249,863      Werner Enterprises, Inc.                                  4,869,830
                                                                    --------------
                                                                        20,718,972
                                                                    --------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$627,756,535)                                                    745,788,294
                                                                    --------------
COMMON STOCKS (FOREIGN)-6.4%
AIR FREIGHT & LOGISTICS-0.7%
  153,500      UTI Worldwide, Inc. (VI)                                  5,822,255
                                                                    --------------
HEALTHCARE EQUIPMENT-0.7%
  136,700      ResMed, Inc. (AU)*                                        5,678,518
                                                                    --------------
HOTELS, RESORTS & CRUISE LINES-1.9%
  556,910      Fairmont Hotels & Resorts, Inc. (CA)                     15,114,537
                                                                    --------------
PHARMACEUTICALS-0.7%
  128,120      Angiotech Pharmaceuticals, Inc. ADR (CA)*                 5,893,520
                                                                    --------------
REINSURANCE-1.5%
  258,510      Platinum Underwriters Holdings Limited (BD)               7,755,300
  210,500      Scottish Re Group Limited (BD)                            4,374,190
                                                                    --------------
                                                                        12,129,490
                                                                    --------------

SHARES                                                                MARKET VALUE
----------------------------------------------------------------------------------
SOFT DRINKS-0.9%
  251,675      Cott Corporation (CA)*                               $    7,049,417
                                                                    --------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$46,491,203)                                                      51,687,737
                                                                    --------------

UNITS                                                                 MARKET VALUE
----------------------------------------------------------------------------------
WARRANTS-0.0%

COMMERCIAL PRINTING-0.0%
    2,368      American Banknote Corporation Warrants, expire 2007*              2
    2,368      American Banknote Corporation Warrants, expire 2007*             24
                                                                    --------------
                                                                                26
                                                                    --------------
TOTAL WARRANTS
(COST-$0)                                                                       26
                                                                    --------------
TOTAL INVESTMENTS-97.9%
(TOTAL COST-$674,247,738)                                              797,476,057
OTHER ASSETS AND LIABILITIES-2.1%                                       17,423,168
                                                                    --------------
NET ASSETS-100.0%                                                   $  814,899,225
                                                                    ==============

* NON-INCOME PRODUCING.

  ADR - AMERICAN DEPOSITARY RECEIPT

  SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003

ASSETS
Investment securities, at cost                                                $   674,247,738
                                                                              ---------------
Investment securities, at market                                                  797,476,057
Cash                                                                                5,723,519
Receivables:
   Investment securities sold                                                      25,333,939
   Capital shares sold                                                              1,008,813
   Dividends                                                                          113,074
Other assets                                                                           39,010
                                                                              ---------------
     Total Assets                                                                 829,694,412
                                                                              ---------------
LIABILITIES
Payables and other liabilities:
   Investment securities purchased                                                  8,750,345
   Capital shares redeemed                                                          4,719,987
   Advisory fees                                                                      572,231
   Shareholder servicing fees                                                          54,187
   Accounting fees                                                                     36,339
   Distribution fees                                                                   87,150
   Transfer agency fees                                                               144,171
   Custodian fees                                                                         380
   Other                                                                              430,397
                                                                              ---------------
     Total Liabilities                                                             14,795,187
                                                                              ---------------
Net Assets                                                                    $   814,899,225
                                                                              ===============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus)                                       $ 1,156,411,959
Accumulated net investment loss                                                       (99,180)
Accumulated net realized loss from security transactions                         (464,641,873)
Net unrealized appreciation on investments                                        123,228,319
                                                                              ---------------
     Total                                                                    $   814,899,225
                                                                              ===============

SEE NOTES TO FINANCIAL STATEMENTS.

Net Assets--Class A                                                           $    79,629,612
Shares Outstanding--Class A                                                         3,058,369
Net Asset Value, Redemption Price Per Share                                   $         26.04
Maximum offering price per share (net asset value plus sales charge of
   5.75% of offering price)                                                   $         27.63

Net Assets--Class B                                                           $    21,009,189
Shares Outstanding--Class B                                                           836,337
Net Asset Value, Offering and Redemption Price (excluding applicable
   contingent deferred sales charge) Per Share                                $         25.12

Net Assets--Class C                                                           $     8,352,391
Shares Outstanding--Class C                                                           332,294
Net Asset Value, Offering and Redemption Price (excluding applicable
   contingent deferred sales charge) Per Share                                $         25.14

Net Assets--Class F                                                           $   638,880,464
Shares Outstanding--Class F                                                        24,587,346
Net Asset Value, Offering and Redemption Price Per Share                      $         25.98

Net Assets--Class R                                                           $    65,239,955
Shares Outstanding--Class R                                                         2,478,266
Net Asset Value, Offering and Redemption Price Per Share                      $         26.32

Net Assets--Class T                                                           $     1,787,614
Shares Outstanding--Class T                                                            69,973
Net Asset Value, Redemption Price Per Share                                   $         25.55
Maximum offering price per share (net asset value plus sales charge of
   4.50% of offering price)                                                   $         26.75

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended December 31, 2003

INVESTMENT INCOME:
   Dividends                                                                  $     1,004,000
   Interest                                                                           712,422
   Foreign taxes withheld                                                              (4,168)
                                                                              ---------------
     Total Investment Income                                                        1,712,254
                                                                              ---------------
EXPENSES:
   Advisory fees--Note 2                                                            5,896,047
   Shareholder servicing fees--Note 2                                                 606,704
   Accounting fees--Note 2                                                            379,728
   Distribution fees--Note 2                                                        1,525,567
   Transfer agency fees--Note 2                                                     1,317,912
   Registration fees                                                                  110,464
   Postage and mailing expenses                                                       183,101
   Custodian fees and expenses--Note 2                                                 18,263
   Printing expenses                                                                  154,611
   Legal and audit fees                                                               177,410
   Directors' fees and expenses--Note 2                                               163,594
   Other expenses                                                                     281,840
                                                                              ---------------
     Total Expenses                                                                10,815,241
     Earnings Credits                                                                  (9,534)
     Waived Expenses                                                                   (4,165)
     Expense Offset to Broker Commissions                                              (4,000)
                                                                              ---------------
     Net Expenses                                                                  10,797,542
                                                                              ---------------
   Net Investment Loss                                                             (9,085,288)
                                                                              ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
SECURITY TRANSACTIONS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain on Security Transactions                                         13,930,958
Net Change in Unrealized Appreciation/Depreciation of Investments                 218,611,635
                                                                              ---------------
   Net Realized and Unrealized Gain                                               232,542,593
                                                                              ---------------
Net Increase in Net Assets Resulting from Operations                          $   223,457,305
                                                                              ===============

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       YEAR ENDED        YEAR ENDED
                                                                        12/31/03          12/31/02
                                                                    ---------------    ---------------
OPERATIONS
Net Investment Loss                                                 $    (9,085,288)   $    (9,642,274)
Net Realized Gain (Loss)                                                 13,930,958       (254,766,071)
Net Change in Unrealized Appreciation / Depreciation                    218,611,635        (84,564,881)
                                                                    ---------------    ---------------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                                    223,457,305       (348,973,226)
                                                                    ---------------    ---------------
CAPITAL SHARE TRANSACTIONS
Net Increase (Decrease)--Note 4
   Class A                                                               (9,822,554)       (13,346,442)
   Class B                                                               (3,591,234)        (5,807,035)
   Class C                                                               (1,821,877)        (4,278,012)
   Class F                                                              (36,105,693)       (73,946,291)
   Class R                                                                5,799,244          2,113,647
   Class T                                                                   68,669           (329,325)
                                                                    ---------------    ---------------
   Net Decrease from Capital Share Transactions                         (45,473,445)       (95,593,458)
                                                                    ---------------    ---------------
   Net Increase (Decrease) in Net Assets                                177,983,860       (444,566,684)

NET ASSETS
   Beginning of year                                                $   636,915,365    $ 1,081,482,049
                                                                    ---------------    ---------------
   End of year (including accumulated net investment
   loss of $99,180 and $0, respectively)                            $   814,899,225    $   636,915,365
                                                                    ===============    ===============

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                              YEAR ENDED DECEMBER 31,
                                                          ---------------------------------------------------------------
                                                              2003             2002             2001             2000
                                                          ------------     ------------     ------------     ------------
CLASS A SHARES
Net Asset Value, beginning of year                        $      19.09     $      28.50     $      34.79     $      40.88
Income from investment operations:
     Net investment loss                                         (0.36)           (0.31)           (0.17)           (0.03)
     Net realized and unrealized gains
       (losses) on securities                                     7.31            (9.10)           (6.02)           (3.45)
                                                          ------------     ------------     ------------     ------------
         Total from investment
           operations                                             6.95            (9.41)           (6.19)           (3.48)
Less dividends and distributions:
     From net investment income                                   0.00             0.00             0.00             0.00
     From net realized gains                                      0.00             0.00            (0.10)           (2.61)
                                                          ------------     ------------     ------------     ------------
         Total distributions                                      0.00             0.00            (0.10)           (2.61)

Net Asset Value, end of year                              $      26.04     $      19.09     $      28.50     $      34.79
                                                          ============     ============     ============     ============
Total return*                                                    36.41%          (33.02%)         (17.78%)          (8.18%)

Ratios/Supplemental Data
     Net assets, end of year (000s)                       $     79,630     $     67,184     $    117,773     $    131,298
     Net expenses to average net assets#                          1.50%            1.35%            1.18%            1.20%
     Gross expenses to average net assets#                        1.50%            1.35%            1.19%            1.24%
     Net investment loss to average
       net assets                                                (1.25%)          (1.08%)          (0.58%)          (0.21%)
     Portfolio turnover rate@                                      130%             128%             110%             108%

*   Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                              YEAR ENDED DECEMBER 31,
                                                          ---------------------------------------------------------------
                                                              2003             2002             2001             2000
                                                          ------------     ------------     ------------     ------------
CLASS B SHARES
Net Asset Value, beginning of year                        $      18.60     $      28.03     $      34.49     $      40.88
Income from investment operations:
     Net investment loss                                         (0.81)           (0.69)           (0.45)           (0.21)
     Net realized and unrealized gains
       (losses) on securities                                     7.33            (8.74)           (5.91)           (3.57)
                                                          ------------     ------------     ------------     ------------
         Total from investment
           operations                                             6.52            (9.43)           (6.36)           (3.78)
Less dividends and distributions:
     From net investment income                                   0.00             0.00             0.00             0.00
     From net realized gains                                      0.00             0.00            (0.10)           (2.61)
                                                          ------------     ------------     ------------     ------------
         Total distributions                                      0.00             0.00            (0.10)           (2.61)

Net Asset Value, end of year                              $      25.12     $      18.60     $      28.03     $      34.49
                                                          ============     ============     ============     ============
Total return*                                                    35.05%          (33.64%)         (18.43%)          (8.92%)

Ratios/Supplemental Data
     Net assets, end of year (000s)                       $     21,009     $     18,804     $     35,845     $     50,883
     Net expenses to average net assets#                          2.56%            2.26%            1.96%            1.94%
     Gross expenses to average net assets#                        2.56%            2.26%            1.97%            1.97%
     Net investment loss to
       average net assets                                        (2.31%)          (1.98%)          (1.35%)          (1.02%)
     Portfolio turnover rate@                                      130%             128%             110%             108%

*   Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                              YEAR ENDED DECEMBER 31,
                                                          ---------------------------------------------------------------
                                                              2003             2002             2001             2000
                                                          ------------     ------------     ------------     ------------
CLASS C SHARES
Net Asset Value, beginning of year                        $      18.60     $      28.05     $      34.51     $      40.88
Income from investment operations:
     Net investment loss                                         (0.94)           (0.86)           (0.48)           (0.19)
     Net realized and unrealized gains
       (losses) on securities                                     7.48            (8.59)           (5.88)           (3.57)
                                                          ------------     ------------     ------------     ------------
         Total from investment
           operations                                             6.54            (9.45)           (6.36)           (3.76)
Less dividends and distributions:
     From net investment income                                   0.00             0.00             0.00             0.00
     From net realized gains                                      0.00             0.00            (0.10)           (2.61)
                                                          ------------     ------------     ------------     ------------
         Total distributions                                      0.00             0.00            (0.10)           (2.61)

Net Asset Value, end of year                              $      25.14     $      18.60     $      28.05     $      34.51
                                                          ============     ============     ============     ============
Total return*                                                    35.16%          (33.69%)         (18.42%)          (8.87%)

Ratios/Supplemental Data
     Net assets, end of year (000s)                       $      8,352     $      7,794     $     17,031     $     25,275
     Net expenses to average net assets#                          2.52%            2.26%            1.96%            1.94%
     Gross expenses to average net assets#                        2.52%            2.27%            1.98%            1.97%
     Net investment loss to
       average net assets                                        (2.28%)          (1.99%)          (1.36%)          (1.01%)
     Portfolio turnover rate@                                      130%             128%             110%             108%

*   Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                       YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------------------------
                                               2003             2002             2001             2000             1999
                                           ------------     ------------     ------------     ------------     ------------
CLASS F SHARES
Net Asset Value, beginning of year         $      19.04     $      28.45     $      34.74     $      40.86     $      24.37
Income from investment operations:
    Net investment loss                           (0.35)           (0.36)           (0.20)           (0.07)           (0.08)
    Net realized and unrealized gains
      (losses) on securities                       7.29            (9.05)           (5.99)           (3.44)           22.72
                                           ------------     ------------     ------------     ------------     ------------
         Total from investment
           operations                              6.94            (9.41)           (6.19)           (3.51)           22.64
Less dividends and distributions:
    From net investment income                     0.00             0.00             0.00             0.00             0.00
    From net realized gains                        0.00             0.00            (0.10)           (2.61)           (6.15)
                                           ------------     ------------     ------------     ------------     ------------
         Total distributions                       0.00             0.00            (0.10)           (2.61)           (6.15)

Net Asset Value, end of year               $      25.98     $      19.04     $      28.45     $      34.74     $      40.86
                                           ============     ============     ============     ============     ============
Total return                                      36.45%          (33.08%)         (17.81%)          (8.26%)          94.59%

Ratios/Supplemental Data
    Net assets, end of year (000s)         $    638,880     $    498,970     $    847,330     $  1,066,003     $    806,152
    Net expenses to average
      net assets#                                  1.53%            1.40%            1.24%            1.25%            1.45%
    Gross expenses to average
      net assets#                                  1.53%            1.41%            1.25%            1.28%            1.46%
    Net investment loss to
      average net assets                          (1.29%)          (1.13%)          (0.64%)          (0.46%)          (0.96%)
    Portfolio turnover rate@                        130%             128%             110%             108%             157%

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                                YEAR ENDED DECEMBER 31,
                                                          ---------------------------------------------------------------
                                                              2003             2002              2001            2000
                                                          ------------     ------------     ------------     ------------
CLASS R SHARES
Net Asset Value, beginning of year                        $      19.23     $      28.64     $      34.87     $      40.88
Income from investment operations:
     Net investment income (loss)                                (0.17)           (0.18)           (0.08)            0.00+
     Net realized and unrealized gains
       (losses) on securities                                     7.26            (9.23)           (6.05)           (3.40)
                                                          ------------     ------------     ------------     ------------
         Total from investment
           operations                                             7.09            (9.41)           (6.13)           (3.40)
Less dividends and distributions:
     From net investment income                                   0.00             0.00             0.00             0.00
     From net realized gains                                      0.00             0.00            (0.10)           (2.61)
                                                          ------------     ------------     ------------     ------------
         Total distributions                                      0.00             0.00            (0.10)           (2.61)

Net Asset Value, end of year                              $      26.32     $      19.23     $      28.64     $      34.87
                                                          ============     ============     ============     ============
Total return                                                     36.87%          (32.86%)         (17.57%)          (7.98%)

Ratios/Supplemental Data
     Net assets, end of year (000s)                       $     65,240     $     42,872     $     61,163     $      4,693
     Net expenses to average net assets#                          1.21%            1.10%            0.94%            0.93%
     Gross expenses to average net assets#                        1.21%            1.10%            0.95%            0.96%
     Net investment income (loss) to
       average net assets                                        (0.96%)          (0.82%)          (0.38%)           0.01%
     Portfolio turnover rate@                                      130%             128%             110%             108%

+ Net investment income (loss) for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                                YEAR ENDED DECEMBER 31,
                                                          ---------------------------------------------------------------
                                                              2003             2002              2001            2000
                                                          ------------     ------------     ------------     ------------
CLASS T SHARES
Net Asset Value, beginning of year                        $      18.79     $      28.24     $      34.69     $      40.88
Income from investment operations:
     Net investment loss                                         (0.31)           (0.54)           (0.33)           (0.09)
     Net realized and unrealized gains
       (losses) on securities                                     7.07            (8.91)           (6.02)           (3.49)
                                                          ------------     ------------     ------------     ------------
         Total from investment
           operations                                             6.76            (9.45)           (6.35)           (3.58)
Less dividends and distributions:
     From net investment income                                   0.00             0.00             0.00             0.00
     From net realized gains                                      0.00             0.00            (0.10)           (2.61)
                                                          ------------     ------------     ------------     ------------
         Total distributions                                      0.00             0.00            (0.10)           (2.61)

Net Asset Value, end of year                              $      25.55     $      18.79     $      28.24     $      34.69
                                                          ============     ============     ============     ============
Total return*                                                    35.98%          (33.46%)         (18.30%)          (8.43%)

Ratios/Supplemental Data
     Net assets, end of year (000s)                       $      1,788     $      1,291     $      2,341     $      1,908
     Net expenses to average net assets#                          1.90%            2.06%            1.82%            1.44%
     Gross expenses to average net assets#                        1.91%            2.06%            1.83%            1.48%
     Net investment loss to
       average net assets                                        (1.66%)          (1.79%)          (1.24%)          (0.50%)
     Portfolio turnover rate@                                      130%             128%             110%             108%

*   Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2003


1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Ten series of shares are currently issued: Balanced, Discovery, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Discovery Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATIONS--An equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of Nasdaq and foreign securities for which an official closing price is provided, at the official closing price. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars.

   Debt securities are valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company's board of directors or, if such prices are not available, at the mean of the bid and asked quotations obtained from securities dealers. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region. The Fund amortizes premiums and discounts on all fixed-income securities.

If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded, and it is determined that the event has materially affected the value of the security.

   SECURITY TRANSACTIONS--Security transactions are accounted for as of the date the securities are purchased or sold (trade date). Net realized gains and losses are determined on the basis of identified cost, which is also used for federal income tax purposes.

   FOREIGN SECURITIES AND CURRENCY TRANSACTIONS--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract, if any, is recorded as foreign currency gain or loss and would be presented as such in the Statement of Operations.

   Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

   FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

   INVESTMENT INCOME--Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends (if any) and capital gains (if any) annually. Dividends and distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

   EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.

   The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2.  FEES AND TRANSACTIONS WITH AFFILIATES

ADVISORY FEES--Founders Asset Management LLC ("Founders") serves as investment adviser to the Fund. Founders is an indirect wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.

   In accordance with an investment advisory agreement between the Company and Founders, the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1.00% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.

   SHAREHOLDER SERVICING AND TRANSFER AGENCY FEES FOR CLASS F SHARES--The Company has a shareholder services agreement with Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus," an affiliate of Founders), whereby the Funds have agreed to compensate DSC for providing certain shareholder servicing functions to holders of Class F shares. During the period from May 1, 2003 through December 31, 2003, the Fund paid DSC a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account considered to be an open account at any time during a given month. Prior to May 1, 2003, the Company had a shareholder services agreement with Founders whereby the Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account considered to be an open account at any time during a given month. During the year ended December 31, 2003, Class F shares were charged $231,448 and $128,423, respectively, pursuant to these shareholder services agreements.

   Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for all of the Fund's share classes. With the exception of out-of-pocket charges, the fees charged by DTI with respect to the Fund's Class F shares are paid by DSC. The out-of-pocket charges from DTI are paid by the Fund. Prior to May 1, 2003, Investors Trust Company ("ITC") was the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC were paid by Founders. The out-of-pocket charges from ITC were paid by the Fund. During the year ended December 31, 2003, Class F shares were charged $228,098 and $62,925, respectively, for out-of-pocket transfer agent charges.

   TRANSFER AGENCY FEES FOR CLASS A, CLASS B, CLASS C, CLASS R, AND CLASS T SHARES--The fees charged by DTI with respect to the Fund's Class A, B, C, R, and T shares are paid by the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $12.23 to $12.84, per shareholder account considered to be an open account at any time during a given month, plus out-of-pocket charges. Class-specific transfer agency fees paid to DTI during the year ended December 31, 2003 were as follows:

                                                    TRANSFER
                                                   AGENCY FEES
                                                   -----------
Class A                                            $    52,713
Class B                                            $    73,409
Class C                                            $    27,414
Class R                                            $    18,185
Class T                                            $     3,167

   DISTRIBUTION AND SHAREHOLDER SERVICES PLANS--DSC also is the distributor of the Fund's shares. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing or servicing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year ended December 31, 2003, Class F shares were charged $1,320,188 pursuant to this Distribution Plan.

   The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under this plan, the Fund pays DSC a fee for distributing its Class B and C shares at the annual rate of 0.75% of the value of the average daily net assets of its Class B and C shares, respectively, and pays DSC a fee for distributing its Class T shares at the annual rate of 0.25% of the average daily net assets of its Class T shares.

   In addition, the Fund has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay DSC an annual fee of 0.25% of the value of their average daily net assets for the provision of certain services.

   Distribution and shareholder servicing fees paid to DSC by the Fund's Class A, B, C, and T shares for the year ended December 31, 2003, were as follows:

                                             DISTRIBUTION    SHAREHOLDER
                                                 FEES       SERVICING FEES
                                             ------------   --------------
Class A                                            N/A         $ 176,102
Class B                                        $ 143,376       $  47,792
Class C                                        $  58,595       $  19,531
Class T                                        $   3,408       $   3,408

   During the year ended December 31, 2003, DSC retained $2,399 and $8 in sales commissions from the sales of Class A and Class T shares, respectively. DSC also retained $67,480 and $139 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively.

   FUND ACCOUNTING AND ADMINISTRATIVE SERVICES FEES--The Funds have agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Fund on the first $500 million, 0.04% of the average daily net assets of the Fund on the next $500 million, and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services.

   CUSTODIAN FEES--Mellon Bank N.A., a wholly-owned subsidiary of Mellon Financial Corporation, serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian. The custodian has also agreed to a fee waiver for the Funds during the time periods and in the amounts set forth below:

                       TIME PERIOD      AMOUNT OF WAIVER
                    -----------------   ----------------
                    9/1/02 to 8/31/03        $ 100,000
                    9/1/03 to 8/31/04        $ 150,000
                    9/1/04 to 8/31/05        $ 200,000
                    9/1/05 to 8/31/06        $ 200,000

   The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2003, the Fund's portion of the fee waiver was $4,165. The amount paid to Mellon was reduced by this fee waiver amount.

   DIRECTORS COMPENSATION--The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Other Liabilities on the Statement of Assets and Liabilities. Deferral of directors' fees under the plan does not affect the net assets of the Fund.

   Certain officers of the Company are also officers and/or directors of Founders. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL TAX INFORMATION

Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sale losses, foreign currency transactions, net operating losses, and capital loss carryovers. Permanent differences identified during the year ended December 31, 2003 have been reclassified among the components of net assets as follows:

        UNDISTRIBUTED NET   UNDISTRIBUTED NET REALIZED
        INVESTMENT INCOME        GAINS AND LOSSES        PAID-IN CAPITAL
        -----------------   --------------------------   ---------------
            $ 8,986,108                $ 0                 $ (8,986,108)

   The tax components of capital represent distribution requirements the Fund must satisfy under the income tax regulations and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2003, represent capital loss carryovers that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, may be used to offset future net investment income and thereby reduce future ordinary income distributions. These carryovers expire between December 31, 2009 and December 31, 2011.

   The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2003 are noted below. The primary difference between book and tax appreciation or depreciation is wash sale loss deferrals.

Accumulated Capital Losses                               $ 455,702,028
Federal Tax Cost                                         $ 683,187,583
Gross Tax Appreciation of Investments                    $ 150,381,262
Gross Tax Depreciation of Investments                    $ (36,092,788)
Net Tax Appreciation                                     $ 114,288,474

4.  CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                YEAR                             YEAR
                                                ENDED                            ENDED
                                               12/31/03                         12/31/02
                                   -------------------------------   -------------------------------
                                       SHARES           AMOUNT           SHARES           AMOUNT
                                   -------------    --------------   -------------    --------------
CLASS A
      Sold                             1,201,496    $   27,097,339         914,819    $   21,923,140
      Redeemed                        (1,662,688)   $  (36,919,893)     (1,527,408)   $  (35,269,582)
      NET DECREASE                      (461,192)   $   (9,822,554)       (612,589)   $  (13,346,442)

CLASS B
      Sold                                10,129    $      212,967          26,778    $      651,636
      Redeemed                          (184,783)   $   (3,804,201)       (294,496)   $   (6,458,671)
      NET DECREASE                      (174,654)   $   (3,591,234)       (267,718)   $   (5,807,035)

CLASS C
      Sold                                21,413    $      428,341          27,424    $      641,512
      Redeemed                          (108,035)   $   (2,250,218)       (215,764)   $   (4,919,524)
      NET DECREASE                       (86,622)   $   (1,821,877)       (188,340)   $   (4,278,012)

CLASS F
      Sold                             5,367,437    $  117,439,063       5,520,185    $  130,099,247
      Redeemed                        (6,981,197)   $ (153,544,756)     (9,099,776)   $ (204,045,538)
      NET DECREASE                    (1,613,760)   $  (36,105,693)     (3,579,591)   $  (73,946,291)

CLASS R
      Sold                               500,330    $   11,153,199         438,891    $   10,145,622
      Redeemed                          (251,484)   $   (5,353,955)       (344,725)   $   (8,031,975)
      NET INCREASE                       248,846    $    5,799,244          94,166    $    2,113,647

CLASS T
      Sold                                18,394    $      420,952          14,612    $      336,876
      Redeemed                           (17,137)   $     (352,283)        (28,799)   $     (666,201)
      NET INCREASE (DECREASE)              1,257    $       68,669         (14,187)   $     (329,325)

5. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the year ended December 31, 2003 were $831,355,846 and $852,669,256, respectively.

6. LINE OF CREDIT

The Company has a line of credit arrangement ("LOC") with State Street Bank and Trust Company, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $50 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $50 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2003 the Fund did not have any borrowings under the LOC.

7. LEGAL MATTERS

PFEIFFER V. THE DREYFUS CORPORATION
On December 9, 2003, a purported shareholder in the Dreyfus Premier NexTech Fund brought an action against Dreyfus seeking to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to the Dreyfus Founders Funds (other than Dreyfus Founders Money Market Fund) and two Dreyfus Premier Funds. Plaintiff claims that the funds were closed to new investors but that Dreyfus nonetheless improperly continued to charge Rule 12b-1 fees for marketing and distribution services in violation of Section 36(b) of the Investment Company Act of 1940 and in breach of its common law fiduciary duties. Plaintiff also seeks to recover a portion of the investment advisory fees charged to the closed funds while Dreyfus was "in breach of its fiduciary duties" and to enjoin Dreyfus from collecting additional 12b-1 fees from those funds, as well as an award of attorneys' fees and litigation expenses.

HAYS V. MELLON FINANCIAL CORP., ET AL.
On January 30, 2004, a purported shareholder in the Dreyfus Disciplined Stock Fund filed a class action against Mellon Financial Corporation, Mellon Bank, Dreyfus, Founders, and the directors of the Dreyfus Founders Funds and all or substantially all of the Dreyfus Funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of Sections 34(b), 36(b), and 48(a) of the Investment Company Act of 1940, Section 215 of the Investment Advisers Act of 1940, and common law claims. The action seeks to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to various funds for marketing and distribution services. More specifically, the Plaintiff claims, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus and Dreyfus Founders Funds over other funds, and that such payments were not disclosed to investors. In addition, Plaintiff asserts that economies of scale and soft-dollar benefits were not passed on to investors. Plaintiff further alleges that 12b-1 fees charged to certain funds that were closed to new investors were also improper. The complaint seeks compensatory and punitive damages, rescission of the advisory contracts, an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses.

These actions will be defended vigorously, and management of the Fund believes they are without merit.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Discovery Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Denver, Colorado
February 12, 2004

YOUR BOARD REPRESENTATIVES
(UNAUDITED)

The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below along with the year in which they joined the Board in parentheses, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 75, resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

DIRECTORS

EUGENE H. VAUGHAN, CFA, 70. Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan Nelson Investment Management, LP, an investment counseling firm. Director, Encore Bank. Director, Greater Houston Partnership, and Chairman, Center for Houston's Future, both of which are non-profit organizations. Founding Chairman and former Governor, Association for Investment Management and Research. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation. (1970)

ALAN S. DANSON, 64. Private investor. Formerly, President and Director, D.H. Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Formerly, Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service (1996 to 1999). Director, CaseShare Systems, LLP, a document management company. Director, Gore Range Natural Science School and The Les Streeter Programs, Inc., both of which are non-profit organizations. (1991)

JOAN D. MANLEY, 71. Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. (1960 to 1984). Director, Sara Lee Corporation and Moore Wallace Corporation, a printing company. (1998)

ROBERT P. MASTROVITA, 59. Private Investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy. (1998)

TRYGVE E. MYHREN, 67. President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Meguntucook Funds, a venture capital firm (1998 to Present). Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and Communications Corporation (now Time Warner cable) (1981 to 1988). Director, Advanced Marketing Services, Inc. Trustee and Chairman of Finance Committee, the University of Denver. Trustee, U.S. Ski and Snowboard Team Foundation and the Denver Art Museum. (1996)

GEORGE W. PHILLIPS, 65. Retired. Vice Chairman of the Board, Chairman of the Finance Committee, and Chairman of the Investment Committee, Children's Medical Center of Boston. Formerly, President and Chief Executive Officer of Warren Bancorp, Inc. and Warren Five Cents Savings Bank (1992 to 1997). (1998)

JAY A. PRECOURT, 66. Chairman, CEO, and Director, Scissor Tail Energy, LLC (2000 to present). Managing General Partner, Precourt Interests, Ltd., an energy and investments company (1995 to present). President, Skylark Enterprises, Inc., a ranching and real estate business. Formerly, President, CEO, Vice Chairman and Director, Tejas Energy, LLC and predecessor companies (1987 to 1999). Director, Halliburton Company, an energy services company. Director, The Timken Company, a manufacturing company. Director, Apache Corporation, an oil and gas company. Chairman and Director, Hermes Consolidated, Inc., an energy transportation and crude oil refining company. (1983)

PRINCIPAL OFFICERS

RICHARD W. SABO, 46. President of the Funds since 2000 and Principal Executive Officer of the Funds since 2002. Founders' President and Chief Executive Officer, Member of Founders' Board of Managers and Director of Dreyfus (1998 to present). Executive Vice President of DSC since 2003. Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 46. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President-Administration and Treasurer. Vice President of DSC since 2003. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 48. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President-Legal, General Counsel and Secretary. Assistant Secretary of DSC since 2003. Employed by Founders and its predecessor company since 1996.

ROBERT T. KELLY, 34. Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Funds since 2003. Founders' Vice President of Portfolio Accounting since 2000. Formerly, Assistant Treasurer of the Funds (2000 to 2003), and Head of Equity Desk for ABN Amro Trust Company (Cayman) Limited (1998 to 2000).

WILLIAM G. GERMENIS, 33. Anti-Money Laundering Compliance Officer for the Class A, Class B, Class C, Class R, and Class T shares of the Funds since 2002 and for the Class F shares of the Funds since 2003. Vice President of MBSC, LLC since 2002. Vice President and Anti-Money Laundering Compliance Officer of DSC and Anti-Money Laundering Compliance Officer of investment companies managed by Dreyfus. Employed by DSC since 1998.

The directors and officers may be contacted at Founders' address appearing on the back cover, except for Mr. Germenis who can be contacted at 200 Park Avenue, New York, New York 10166.

Dreyfus Founders Discovery Fund
P.O. Box 55360
Boston, MA  02205-8252
1-800-525-2440
www.founders.com

Investment Manager
Founders Asset Management LLC
A MELLON FINANCIAL COMPANY (SM)
210 University Boulevard, Suite 800
Denver, CO  80206

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY  10166

   Additional information about the Fund and its directors is available in the Fund's Statement of Additional Information, which can be obtained free of charge by contacting the Fund.

   This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money. Date of first use:
February 27, 2004

   Dreyfus Service Corporation, Distributor. (c) 2004 Founders Asset Management LLC.

                                                                    A-646-DIS-03

ANNUAL REPORT

DREYFUS FOUNDERS

GOVERNMENT SECURITIES FUND

DREYFUS FOUNDERS

MONEY MARKET FUND

INVESTMENT UPDATE

DECEMBER 31, 2003

[DREYFUS FOUNDERS FUNDS LOGO]
THE GROWTH SPECIALISTS

TABLE OF CONTENTS

Government Securities Fund Management Overview                                   3

Government Securities Fund Statement of Investments                              7

Money Market Fund Statement of Investments*                                      9

Statements of Assets and Liabilities                                            11

Statements of Operations                                                        12

Statements of Changes in Net Assets                                             13

Government Securities Fund Financial Highlights                                 14

Money Market Fund Financial Highlights                                          15

Notes to Financial Statements                                                   16

Report of Independent Auditors                                                  25

Other Tax Information                                                           26

Your Board Representatives                                                      27

PAPERLESS DELIVERY OF THIS REPORT

[GRAPHIC]

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this Annual Report are available, we'll send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website.

   To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and help the Funds reduce printing and postage charges by enrolling today at www.founders.com/ecommunications. If you own Funds through a third party, enroll at www.icsdelivery.com.

*This report includes financial information for the Money Market Fund as of December 31, 2003, but does not include a discussion of Fund performance.

   The views expressed herein are current to the date of this report. The views and the composition of the Funds' portfolios are subject to change at any time based on market and other conditions. The amounts of the Funds' holdings as of December 31, 2003 are included in the Statements of Investments.

 - NOT FDIC-INSURED    - NOT BANK-GUARANTEED   - MAY LOSE VALUE

GOVERNMENT SECURITIES FUND

MANAGEMENT OVERVIEW

[PHOTO OF MARGARET DANUSER]

A DISCUSSION WITH PORTFOLIO MANAGER MARGARET DANUSER

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK IN THE 12-MONTH PERIOD ENDED DECEMBER 31, 2003?

Investors' risk appetite increased in 2003, as equity markets strengthened and improving economic fundamentals pushed bond prices lower. Higher-risk investments, including equities and high-yield debt, were favored securities by year's end.

   During the period, Dreyfus Founders Government Securities Fund slightly underperformed its benchmarks, delivering a positive return of 2.03%, while the Lehman Brothers U.S. Treasury Composite Index gained 2.22% and the Lehman Brothers U.S. Government Composite Index returned 2.37%.

WHAT BOND MARKET DYNAMICS OCCURRED DURING THE 12-MONTH PERIOD?

The buildup to the Iraqi conflict and the speculation over its outcome dominated economic news throughout the first quarter of the period. However, as the Iraqi conflict began winding down, economic fundamentals improved and speculation that the Federal Reserve might begin raising interest rates dampened the demand for Treasuries.

[SIDENOTE]

"IN THE SECOND HALF OF THE YEAR, TREASURY DEBT ENDED ITS LONGEST
RALLY SINCE WORLD WAR II, POSTING ITS FIRST ANNUAL DECLINE IN THE PAST FOUR YEARS."

   In the second half of the year, Treasury debt ended its longest rally since World War II, posting its first annual decline in the past four years. Ten-year bond yields began 2003 at 3.82%, dropping to a 45-year low of 3.07% in June, and ending the year slightly higher at 4.25%.

[CHART]

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Government Securities Fund on 12/31/93 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund's performance in the graph takes into account all applicable Class F fees and expenses, subject to applicable fee waivers.

        The Lehman Brothers U.S. Government Composite Index reflects the performance of publicly issued obligations of the U.S. Treasury, U.S. government agencies, quasi-federal corporations, and debt guaranteed by the U.S. government. The Lehman Brothers U.S. Treasury Composite Index is composed of all public obligations of the U.S. Treasury, excluding certain securities, that have at least one year to maturity and an outstanding par value of at least $150 million. The total return figures cited for these indexes do not reflect the costs of managing a mutual fund. In future reports, the Fund's performance will no longer be compared to the Lehman Brothers U.S. Treasury Composite Index, as the Fund's portfolio composition corresponds more closely to the Lehman Brothers U.S. Government Composite Index. Further information related to Fund performance is contained elsewhere in this report.

     AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03

CLASS F SHARES            1       5      10      SINCE
(INCEPTION DATE)        YEAR    YEARS   YEARS   INCEPTION
-----------------------------------------------------------------
3/1/88                  2.03%   5.06%   4.78%     6.17%

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but does reflect the reinvestment of dividends and capital gain distributions, fee waivers, and adjustments for financial statement purposes.


   Additionally, corporate bond spreads shrank by almost half during the twelve months, due perhaps to the end of major hostilities in Iraq and to the strengthening economic recovery. High-yield issues outperformed higher-quality debt, 27% versus 8.4%, respectively.(1) The year ended with an interest rate rise across most of the yield curve, with the yield curve steepening.

   Finally, mortgage investing experienced a tumultuous year with high refinancing activity and the ensuing rapid prepayment rates impacting mortgages.

WHAT MANAGEMENT DECISIONS MOST IMPACTED FUND PERFORMANCE DURING THE PERIOD?

The Fund's exposure to the long-end of the yield curve assisted Fund returns during the first half of 2003; however, the massive sell-off experienced in July and August countered that initial positive performance as the Fund reduced exposure and duration too late.

   Also, during the period, Fund exposure to longer-dated securities was reduced with the expectation that yields would rise in a strengthening economy. Some exposure to Treasury Inflation-Protected Securities (TIPS) was also added to the Fund in an effort to introduce inflation protection

----------
(1)Source: First Boston, "Global Performance Monitor: 2003 Scorecard," January 5, 2004
for the portfolio without compromising its liquidity. Additionally, we diversified some of the Fund's government agency exposure and eliminated Freddie Mac debt exposure in June, except for a small pass-through position, due to a Securities and Exchange Commission-led investigation into the mortgage financier's accounting practices.

   The Fund ended the 12-month period benefited by its weighting in AAA-corporate and Canadian dollar-denominated provincial debt. The Canadian dollar reached its highest level versus the dollar since 1993, rising 21% in 2003.

   The Fund's lack of exposure in the mortgage sector in the fourth quarter of the year impeded returns as the volatility in this sector seemed to have finally abated with the increase in interest rates. Overall, the government sector performed poorly in 2003 relative to higher risk asset classes.

In conclusion, regardless of the economic and market climate over the next twelve months, we will continue to concentrate on our primary goal: seeking investment opportunities among high-quality bonds all along the yield curve.


/s/Margaret Danuser


Margaret Danuser
Portfolio Manager

----------
The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

GOVERNMENT SECURITIES FUND
STATEMENT OF INVESTMENTS
December 31, 2003

PRINCIPAL AMOUNT                                                           MARKET VALUE
---------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES-71.6%

AGENCY PASS THROUGH-3.3%
$  404,298     U.S. Small Business Administration Series 10-A
               6.64% 2/1/11                                                $    428,952
                                                                           ------------
MORTGAGE-BACKED SECURITIES-3.5%
    40,333     Federal Home Loan Mortgage Corporation
               7.50% 11/1/29 Pool #C32819                                        43,327
               Federal National Mortgage Association:
    75,230     6.50% 10/1/31 Pool #596063                                        78,682
    96,037     7.00% 3/1/12 Pool #373543                                        102,634
   208,841     Government National Mortgage Association
               6.50% 5/15/26 Pool #417388                                       220,821
                                                                           ------------
                                                                                445,464
                                                                           ------------
U.S. AGENCIES-39.7%
               Federal Home Loan Bank:
   150,000     5.40% 10/25/06                                                   161,396
   495,000     5.625% 2/15/08                                                   539,461
   355,000     7.125% 2/15/05                                                   377,376
               Federal National Mortgage Association:
   400,000     5.36% 11/29/11 Callable 11/29/04                                 409,968
   150,000     5.75% 2/15/08                                                    164,781
   300,000     6.00% 5/15/08                                                    332,550
   300,000     6.625% 10/15/07                                                  338,283
   250,000     7.125% 6/15/10                                                   293,935
   500,000     Private Export Funding Corporation
               3.40% 2/15/08                                                    502,370
               Tennessee Valley Authority:
   500,000     4.75% 8/1/13                                                     501,395
   500,000     5.375% 11/13/08                                                  539,285
   350,000     7.125% 5/1/30                                                    419,594
   500,000     U.S. Department of Housing & Urban Development
               2.97% 8/1/07                                                     499,260
                                                                           ------------
                                                                              5,079,654
                                                                           ------------
U.S. TREASURY NOTES-25.1%
               U.S. Treasury Inflation Index Note:
   411,584     3.00% 7/15/12                                                    448,636
   234,430     3.375% 1/15/12                                                   262,292
   425,192     3.50% 1/15/11                                                    477,752
   225,618     3.875% 1/15/09                                                   254,740
               U.S. Treasury Note:
   400,000     6.00% 8/15/09                                                    453,080
   500,000     6.25% 2/15/07                                                    557,345
   500,000     6.50% 8/15/05                                                    539,415
   200,000     7.00% 7/15/06                                                    224,024
                                                                           ------------
                                                                              3,217,284
                                                                           ------------
TOTAL U.S. GOVERNMENT SECURITIES
(COST-$8,747,490)                                                             9,171,354
                                                                           ------------

SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL AMOUNT                                                           MARKET VALUE
---------------------------------------------------------------------------------------
GOVERNMENT BONDS (FOREIGN)-3.9%
CAD 305,000    Province of Quebec
               6.50% 12/1/05 (Canada)                                      $    250,837
CAD 305,000    Province of Saskatchewan
               6.00% 6/1/06 (Canada)                                            250,781
                                                                           ------------
TOTAL GOVERNMENT BONDS (FOREIGN)
(COST-$408,648)                                                                 501,618
                                                                           ------------
SUPRANATIONAL OBLIGATIONS-1.6%
$  200,000     International Bank for Reconstruction & Development
               4.00% 1/10/05                                                    205,506
                                                                           ------------
TOTAL SUPRANATIONAL OBLIGATIONS
(COST-$201,122)                                                                 205,506
                                                                           ------------
CORPORATE BONDS (DOMESTIC)-4.4%

DIVERSIFIED COMMERCIAL SERVICES-4.4%
   500,000     Stanford University
               6.16% 4/30/11                                                    554,848
                                                                           ------------
TOTAL CORPORATE BONDS (DOMESTIC)
(COST-$499,998)                                                                 554,848
                                                                           ------------

PRINCIPAL AMOUNT                                                         AMORTIZED COST
---------------------------------------------------------------------------------------
U.S. AGENCY DISCOUNT NOTES-17.0%
$  400,000     Federal Home Loan Bank
               1.04% 1/2/04                                                $    399,989
   500,000     Federal Home Loan Mortgage Corporation
               1.00% 1/6/04                                                     499,931
               Federal National Mortgage Association:
   700,000     1.03% 2/4/04                                                     699,319
   583,000     1.06% 2/4/04                                                     582,417
                                                                           ------------
TOTAL U.S. AGENCY DISCOUNT NOTES
(AMORTIZED COST-$2,181,656)                                                   2,181,656
                                                                           ------------
TOTAL INVESTMENTS-98.5%
(TOTAL COST-$12,038,914)                                                     12,614,982

OTHER ASSETS AND LIABILITIES-1.5%                                               193,743
                                                                           ------------
NET ASSETS-100.0%                                                          $ 12,808,725
                                                                           ============

SEE NOTES TO FINANCIAL STATEMENTS.

MONEY MARKET FUND
STATEMENT OF INVESTMENTS
December 31, 2003

PRINCIPAL AMOUNT                                                         AMORTIZED COST
---------------------------------------------------------------------------------------
U.S. AGENCY DISCOUNT NOTES-31.9%
$   800,000     Federal Home Loan Bank
                1.11% 4/28/04                                              $    797,089
  1,400,000     Federal Home Loan Mortgage Corporation
                1.01% 1/8/04                                                  1,399,725
                Federal National Mortgage Association:
  1,000,000     0.85% 1/2/04                                                    999,976
    700,000     0.94% 1/9/04                                                    699,854
  2,000,000     1.07% 2/18/04                                                 1,997,147
  1,400,000     1.075% 1/7/04                                                 1,399,749
  2,100,000     1.08% 1/20/04                                                 2,098,803
  1,400,000     1.08% 3/3/04                                                  1,397,396
  2,000,000     1.24% 2/6/04                                                  1,997,520
  1,600,000     Student Loan Marketing Association
                0.75% 1/5/04                                                  1,599,867
                                                                           ------------
TOTAL U.S. AGENCY DISCOUNT NOTES
(AMORTIZED COST-$14,387,126)                                                 14,387,126
                                                                           ------------
CORPORATE SHORT-TERM NOTES-66.9%

AGRICULTURAL PRODUCTS-4.0%
                Archer-Daniels-Midland Company:
    812,000     1.09% 2/20/04+                                                  810,771
  1,000,000     1.15% 3/8/04+                                                   997,859
                                                                           ------------
                                                                              1,808,630
                                                                           ------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS-4.0%
  1,800,000     Paccar Financial Corporation
                1.05% 2/3/04                                                  1,798,268
                                                                           ------------
CONSUMER ELECTRONICS-4.0%
  1,800,000     Sharp Electronics Corporation
                1.10% 1/15/04                                                 1,799,230
                                                                           ------------
CONSUMER FINANCE-4.4%
  2,000,000     Household Finance Corporation
                1.09% 1/29/04                                                 1,998,305
                                                                           ------------
DISTILLERS & VINTNERS-2.4%
  1,100,000     Diageo Capital PLC
                1.07% 1/15/04+                                                1,099,542
                                                                           ------------
DIVERSIFIED CHEMICALS-3.1%
  1,400,000     E.I. de Pont de Nemours and Company
                1.06% 1/27/04                                                 1,398,928
                                                                           ------------
DIVERSIFIED COMMERCIAL SERVICES-3.6%
  1,600,000     TransAmerica Finance Corporation
                1.09% 1/16/04                                                 1,599,273
                                                                           ------------

+ SECURITY WAS ACQUIRED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933
  AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE.

  SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL AMOUNT                                                         AMORTIZED COST
---------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES-4.4%
                General Electric Capital Corporation:
    400,000     1.09% 2/17/04                                              $    399,431
                                                                           ------------
  1,600,000     1.09% 4/7/04                                                  1,595,301
                                                                           ------------
                                                                              1,994,732
                                                                           ------------
INTEGRATED OIL & GAS-3.1%
$ 1,400,000     BP America, Inc.
                1.05% 3/9/04                                                  1,397,223
                                                                           ------------
MULTI-LINE INSURANCE-4.4%
  2,000,000     American Family Financial Services
                1.09% 3/17/04                                                 1,995,398
                                                                           ------------
OTHER DIVERSIFIED FINANCIAL SERVICES-8.4%
  1,700,000     Merrill Lynch & Company
                1.02% 1/12/04                                                 1,699,470
    700,000     Morgan Stanley
                1.08% 1/23/04                                                   699,538
  1,400,000     National Rural Utilities CFC
                1.07% 1/21/04                                                 1,399,168
                                                                           ------------
                                                                              3,798,176
                                                                           ------------
PHARMACEUTICALS-4.0%
  1,800,000     Abbott Laboratories
                1.00% 1/6/04+                                                 1,799,750
                                                                           ------------
SPECIAL PURPOSE ENTITY-17.1%
  1,800,000     CAFCO LLC
                1.09% 2/10/04+                                                1,797,820
  2,200,000     Ciesco LLC
                1.08% 1/21/04+                                                2,198,680
                Metlife Funding, Inc.:
  1,100,000     1.05% 1/14/04                                                 1,099,583
  1,000,000     1.08% 1/14/04                                                   999,610
  1,600,000     Nestle Capital Corporation
                1.07% 2/9/04+                                                 1,598,146
                                                                           ------------
                                                                              7,693,839
                                                                           ------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$30,181,294)                                                 30,181,294
                                                                           ------------
TOTAL INVESTMENTS-98.8%
(TOTAL AMORTIZED COST-$44,568,420)                                           44,568,420

OTHER ASSETS AND LIABILITIES-1.2%                                               525,523
                                                                           ------------
NET ASSETS-100.0%                                                          $ 45,093,943
                                                                           ============

+ SECURITY WAS ACQUIRED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933
  AND MAY BE DEEMED TO BE RESTRICTED FOR RESALE.

  SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2003

                                                                            GOVERNMENT        MONEY
                                                                            SECURITIES        MARKET
                                                                               FUND            FUND
                                                                           -------------   -------------
ASSETS
Investment securities, at cost                                             $  12,038,914   $  44,568,420
                                                                           -------------   -------------
Investment securities, at market                                              12,614,982      44,568,420
Cash                                                                              80,835         113,024
Receivables:
   Capital shares sold                                                             1,991         523,896
   Interest                                                                      140,739               0
   Other assets                                                                   65,011          44,925
                                                                           -------------   -------------
     Total Assets                                                             12,903,558      45,250,265
                                                                           -------------   -------------
LIABILITIES
Payables and other liabilities:
   Capital shares redeemed                                                           300          61,805
   Advisory fees                                                                   3,822          17,309
   Shareholder servicing fees                                                      1,838           6,562
   Accounting fees                                                                   318           1,122
   Distribution fees                                                               3,752               0
   Transfer agency fees                                                            4,073           2,557
   Custodian fees                                                                     54             115
   Other                                                                          79,076          66,709
   Dividends                                                                       1,600             143
                                                                           -------------   -------------
     Total Liabilities                                                            94,833         156,322
                                                                           -------------   -------------
Net Assets                                                                 $  12,808,725   $  45,093,943
                                                                           =============   =============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus)                                    $  12,437,954   $  45,093,711
Undistributed net investment income (loss)                                        (1,143)         19,665
Accumulated net realized loss from security transactions                        (204,196)        (19,433)
Net unrealized appreciation on investments and
  foreign currency translation                                                   576,110               0
                                                                           -------------   -------------
     Total                                                                 $  12,808,725   $  45,093,943
                                                                           =============   =============

Net Assets--Class F                                                        $  12,808,725   $  45,093,943
Shares Outstanding--Class F                                                    1,276,108      45,093,943
Net Asset Value, Offering and Redemption Price Per Share                   $       10.04   $        1.00

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS
For the year ended December 31, 2003

                                                                            GOVERNMENT        MONEY
                                                                            SECURITIES        MARKET
                                                                               FUND            FUND
                                                                           -------------   -------------
INVESTMENT INCOME:
   Interest                                                                $     626,156   $     623,284
                                                                           -------------   -------------
     Total Investment Income                                                     626,156         623,284
                                                                           -------------   -------------
EXPENSES:
   Advisory fees--Note 2                                                          94,631         265,945
   Shareholder servicing fees--Note 2                                             25,029          88,743
   Accounting fees--Note 2                                                         8,735          31,914
   Distribution fees--Note 2                                                      36,396               0
   Transfer agency fees--Note 2                                                    7,661          24,586
   Registration fees                                                              13,854           9,386
   Postage and mailing expenses                                                    5,431           9,850
   Custodian fees and expenses--Note 2                                             1,735           2,686
   Printing expenses                                                              11,468          15,569
   Legal and audit fees                                                            2,311           7,461
   Directors' fees and expenses--Note 2                                            2,846          12,045
   Other expenses                                                                  7,652          14,307
                                                                           -------------   -------------
     Total Expenses                                                              217,749         482,492
     Earnings Credits                                                               (723)           (598)
     Waived Expenses                                                             (79,785)        (43,039)
                                                                           -------------   -------------
     Net Expenses                                                                137,241         438,855
                                                                           -------------   -------------
   Net Investment Income                                                         488,915         184,429
                                                                           -------------   -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
SECURITY TRANSACTIONS AND
FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain on:
   Security transactions                                                         222,778               0
   Foreign currency transactions                                                   1,720               0
                                                                           -------------   -------------
Net Realized Gain                                                                224,498               0
Net Change in Unrealized Appreciation/Depreciation of
Investments and Foreign Currency Translation                                    (401,425)              0
                                                                           -------------   -------------
   Net Realized and Unrealized Loss                                             (176,927)              0
                                                                           -------------   -------------
Net Increase in Net Assets Resulting from Operations                       $     311,988   $     184,429
                                                                           =============   =============

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                               GOVERNMENT                        MONEY
                                                               SECURITIES                        MARKET
                                                                  FUND                            FUND
                                                     -----------------------------   -----------------------------
                                                      YEAR ENDED      YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                       12/31/03        12/31/02         12/31/03        12/31/02
                                                     -------------   -------------   -------------   -------------
OPERATIONS
Net Investment Income                                $     488,915   $     517,350   $     184,429   $     664,781
Net Realized Gain                                          224,498          66,187               0               0
Net Change in Unrealized
   Appreciation/Depreciation                              (401,425)        773,401               0               0
                                                     -------------   -------------   -------------   -------------
   Net Increase in Net Assets
     Resulting from Operations                             311,988       1,356,938         184,429         664,781
                                                     -------------   -------------   -------------   -------------

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS
From Net Investment Income
   Class F                                                (493,892)       (517,350)       (184,429)       (664,781)
                                                     -------------   -------------   -------------   -------------
   Net Decrease from Dividends
     and Distributions                                    (493,892)       (517,350)       (184,429)       (664,781)
                                                     -------------   -------------   -------------   -------------
CAPITAL SHARE TRANSACTIONS
Net Increase (Decrease) from
   Capital Share Transactions--Note 4
   Class F                                              (2,327,336)      2,511,244     (14,992,067)    (15,842,144)
                                                     -------------   -------------   -------------   -------------
   Net Increase (Decrease) in
     Net Assets                                         (2,509,240)      3,350,832     (14,992,067)    (15,842,144)

NET ASSETS
   Beginning of Year                                 $  15,317,965   $  11,967,133   $  60,086,010   $  75,928,154
                                                     -------------   -------------   -------------   -------------
   End of Year                                       $  12,808,725   $  15,317,965   $  45,093,943   $  60,086,010
                                                     =============   =============   =============   =============
   Undistributed net
     investment income (loss)                        $      (1,143)  $       2,114   $      19,665   $      18,518

SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT SECURITIES FUND
FINANCIAL HIGHLIGHTS

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                    YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------
                                                       2003        2002        2001        2000        1999
                                                     ---------   ---------   ---------   ---------   ---------
CLASS F SHARES
Net Asset Value, beginning of year                   $   10.18   $    9.55   $    9.41   $    8.96   $    9.74
Income from investment operations:
    Net investment income                                 0.34        0.38        0.45        0.47        0.42
    Net realized and unrealized gains
      (losses) on securities                             (0.14)       0.63        0.14        0.45       (0.78)
                                                     ---------   ---------   ---------   ---------   ---------
         Total from investment
           operations                                     0.20        1.01        0.59        0.92       (0.36)
Less dividends and distributions:
    From net investment income                           (0.34)      (0.38)      (0.45)      (0.47)      (0.42)
    From net realized gains                               0.00        0.00        0.00        0.00^       0.00
                                                     ---------   ---------   ---------   ---------   ---------
         Total distributions                             (0.34)      (0.38)      (0.45)      (0.47)      (0.42)

Net Asset Value, end of year                         $   10.04   $   10.18   $    9.55   $    9.41   $    8.96
                                                     =========   =========   =========   =========   =========
Total return                                              2.03%      10.86%       6.37%      10.57%      (3.77%)
Ratios/Supplemental Data
    Net assets, end of year
      (000s)                                         $  12,809   $  15,318   $  11,967   $  10,384   $  13,276
    Net expenses to average
      net assets#,+                                       0.94%       0.92%       0.98%       1.29%       1.31%
    Gross expenses to average
      net assets#,+                                       0.95%       0.93%       1.00%       1.35%       1.35%
    Net investment income to
      average net assets+                                 3.36%       3.90%       4.67%       5.13%       4.47%
    Portfolio turnover rate@                                52%         28%         73%         88%        127%

^ Distributions from net realized gains for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

+ Certain fees were waived by the management company or its affiliates. Had these fees not been waived, the net expense ratios would have been 1.49%
   (2003), 1.47% (2002), 1.48% (2001), 1.49% (2000), and 1.49% (1999). The gross expense ratios would have been 1.50% (2003), 1.48% (2002), 1.50% (2001),
   1.55% (2000), and 1.53% (1999). The net investment income ratios would have been 2.81% (2003), 3.35% (2002), 4.17% (2001), 4.93% (2000), and 4.29%
   (1999).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

MONEY MARKET FUND
FINANCIAL HIGHLIGHTS

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                    YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------
                                                       2003        2002        2001        2000        1999
                                                     ---------   ---------   ---------   ---------   ---------
CLASS F SHARES
Net Asset Value, beginning of year                   $    1.00   $    1.00   $    1.00   $    1.00   $    1.00
Income from investment operations:
    Net investment income                                 0.00+       0.01        0.03        0.05        0.04
    Net realized and unrealized gains
      (losses) on securities                              0.00        0.00        0.00        0.00        0.00
                                                     ---------   ---------   ---------   ---------   ---------
         Total from investment
           operations                                     0.00        0.01        0.03        0.05        0.04
Less dividends and distributions:
    From net investment income                            0.00^      (0.01)      (0.03)      (0.05)      (0.04)
    From net realized gains                               0.00        0.00        0.00        0.00        0.00
                                                     ---------   ---------   ---------   ---------   ---------
         Total distributions                              0.00       (0.01)      (0.03)      (0.05)      (0.04)

Net Asset Value, end of year                         $    1.00   $    1.00   $    1.00   $    1.00   $    1.00
                                                     =========   =========   =========   =========   =========
Total return                                              0.34%       0.98%       3.40%       5.62%       4.35%
Ratios/Supplemental Data
    Net assets, end of year
      (000s)                                         $  45,094   $  60,086   $  75,928   $ 103,953   $  92,866
    Net expenses to average
      net assets#,+                                       0.83%       0.80%       0.79%       0.84%       0.89%
    Gross expenses to average
      net assets#,+                                       0.83%       0.80%       0.79%       0.87%       0.91%
    Net investment income to
      average net assets+                                 0.35%       0.98%       3.38%       5.54%       4.30%

+ Net investment income for the year ended December 31, 2003 aggregated less than $0.01 on a per share basis.

^ Distribution from net investment income for the year ended December 31, 2003 aggregated less than $0.01 on a per share basis.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

+ Certain fees were waived by the management company or its affiliates for the years ended December 31, 2003, 2002 and 2001. Had these fees not been waived, the net expense ratios would have been 0.91% (2003), 0.87% (2002) and 0.84%
   (2001). The gross expense ratios would have been 0.91% (2003), 0.87% (2002) and 0.84% (2001). The net investment income ratios would have been 0.27%
   (2003), 0.91% (2002) and 3.33% (2001).

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2003

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Ten series of shares are currently issued: Balanced, Discovery, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds. All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Government Securities Fund and Dreyfus Founders Money Market Fund (individually, a "Fund" and collectively, the "Funds"). The Funds offer Class F shares. The following significant accounting policies have been consistently followed by the Funds in the preparation of their financial statements.

   SECURITY VALUATIONS--An equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of Nasdaq and foreign securities for which an official closing price is provided, at the official closing price. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. In the event that the closing price of a foreign security is not available in time to calculate a Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars.

   Debt securities are valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company's board of directors or, if such prices are not available, at the mean of the bid and asked quotations obtained from securities dealers. Debt securities with remaining maturities of 60 days or less at the time of purchase, and all securities held by Money Market Fund, are valued at amortized cost, which approximates market value. The ability of issuers of debt securities held by a Fund to meet their obligations may be affected by economic and political developments in a specific country or region. The Funds amortize premiums and discounts on all fixed-income securities.

   If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded, and it is determined that the event has materially affected the value of the security.

   SECURITY TRANSACTIONS--Security transactions are accounted for as of the date the securities are purchased or sold (trade date). Net realized gains and losses are determined on the basis of identified cost, which is also used for federal income tax purposes.

   FOREIGN SECURITIES AND CURRENCY TRANSACTIONS--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Funds may invest at least a portion of their assets in foreign securities. In the event a Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.

   Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

   The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

   FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Funds to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve them from all income taxes. The Funds are treated as separate tax entities for federal income tax purposes.

   INVESTMENT INCOME--Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

   DISTRIBUTIONS TO SHAREHOLDERS--Dividends are declared daily and paid monthly from net investment income, and capital gains (if any) are distributed annually. Dividends and distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

   EXPENSES--Each Fund bears expenses incurred specifically on its behalf and, in addition, each Fund bears a portion of the Company's general expenses based on the relative net assets or the number of shareholder accounts of each Fund. The type of expense determines the allocation method.

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. FEES AND TRANSACTIONS WITH AFFILIATES

ADVISORY FEES--Founders Asset Management LLC ("Founders") serves as investment adviser to the Funds. Founders is an indirect wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.

   In accordance with an investment advisory agreement between the Company and Founders, the Funds compensate Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the respective Fund's net assets. The fee is 0.65% of the first $250 million of net assets, and 0.50% of the net assets in excess of $250 million for Government Securities Fund and 0.50% of the first $250 million of net assets, 0.45% of the next $250 million of net assets, 0.40% of the next $250 million of net assets, and 0.35% of the net assets in excess of $750 million for Money Market Fund.

   Founders has agreed to waive the portion of its management fee for the Government Securities Fund that exceeds 0.35% of the first $250 million of average net assets and 0.20% of the average net assets in excess of $250 million. Founders has also agreed to waive the portion of its management fee for the Money Market Fund that exceeds 0.45% of the first $250 million of average net assets, 0.40% of the next $250 million of average net assets, 0.35% of the next $250 million of average net assets, and 0.30% of average net assets in excess of $750 million. These waivers will extend through at least August 31, 2004, and will not be terminated without prior notice to the Company's board of directors. During the year ended December 31, 2003, Founders waived $43,676 and $26,595 for Government Securities Fund and Money Market Fund, respectively.

   SHAREHOLDER SERVICING AND TRANSFER AGENCY FEES--The Company has a shareholder services agreement with Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus", an affiliate of Founders), whereby the Funds have agreed to compensate DSC for providing certain shareholder servicing functions to holders of Class F shares. During the period from May 1, 2003 through December 31, 2003, each Fund paid DSC a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. Prior to May 1, 2003, the Company had a shareholder services agreement with Founders whereby each Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account of the Fund considered to be an open account at any time during a given month. During the year ended December 31, 2003, Government Securities Fund was charged $16,799 and $8,230, respectively, and Money Market Fund was charged $55,552 and $33,191, respectively, pursuant to these Shareholder Services agreements.

   Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for the Funds. With the exception of out-of-pocket charges, the fees charged by DTI are paid by DSC. The out-of-pocket charges from DTI are paid by the Funds. Prior to May 1, 2003, Investors Trust Company ("ITC") was the transfer and dividend disbursing agent for the Funds. With the exception of out-of-pocket charges, the fees charged by ITC were paid by Founders. The out-of-pocket charges from ITC were paid by the Funds. For the year ended December 31, 2003, Government Securities Fund was charged $4,741 and $2,199, respectively, and Money Market Fund was charged $20,706 and $3,880, respectively, for out-of-pocket transfer agent charges.

   DISTRIBUTION PLANS--DSC also is the distributor of the Funds' shares. Government Securities Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, Government Securities Fund is authorized to reimburse DSC for expenses paid for distributing or servicing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year ended December 31, 2003, $31,439 in expenses eligible for reimbursement under the plan were absorbed by Founders, which resulted in the Fund paying 0.03% under this plan. The 12b-1 fees for Government Securities Fund in excess of those needed to compensate third parties for distributing the Fund or servicing Fund shareholders will continue to be waived through at least August 31, 2004. This waiver will not be terminated without prior notice to the Company's board of directors.

   FUND ACCOUNTING AND ADMINISTRATIVE SERVICES FEES--The Funds have agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of each Fund on the first $500 million, 0.04% of the average daily net assets of each Fund on the next $500 million, and 0.02% of the average daily net assets of each Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has agreed to waive any fees received for these services to the extent they exceed the fees payable under the Funds' prior fee schedule and to the extent they exceed Founders' costs in providing the services. The prior fee schedule was computed at the annual rate of 0.06% of the average daily net assets of the Company's ten series, taken as a whole, from $0 to $500 million and 0.02% of the net assets of the Company's ten series, taken as a whole, in excess of $500 million, plus reasonable out-of-pocket expenses. The prior fee was allocated to each of the series on a pro rata basis based on relative average daily net assets. During the year ended December 31, 2003, Founders waived $4,309 and $15,738 for Government Securities Fund and Money Market Fund, respectively.

   CUSTODIAN FEES--Mellon Bank N.A., a wholly-owned subsidiary of Mellon Financial Corporation, serves as custodian for the Funds. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Funds held by the custodian. The custodian has also agreed to a fee waiver for the Company during the time periods and in the amounts set forth below:

                       TIME PERIOD         AMOUNT OF WAIVER
                       -----------         ----------------
                    9/1/02 to 8/31/03          $ 100,000
                    9/1/03 to 8/31/04          $ 150,000
                    9/1/04 to 8/31/05          $ 200,000
                    9/1/05 to 8/31/06          $ 200,000

   The fee waiver is allocated among all series funds of the Company in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2003, the fee waivers for Government Securities Fund and Money Market Fund were $361 and $706, respectively. The amounts paid to Mellon were reduced by these fee waiver amounts.

   DIRECTORS COMPENSATION--The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Company's ten series. The amount paid to the director under the plan will be determined based upon the performance of the selected series. The current value of these amounts is included in Other Assets and Other Liabilities on the Statement of Assets and Liabilities. Deferral of directors' fees under the plan does not affect the net assets of the Funds.

   Certain officers of the Company are also officers and/or directors of Founders. The affairs of the Funds, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3.  FEDERAL TAX INFORMATION

Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sale losses, foreign currency transactions, net operating losses, and capital loss carryovers. Permanent differences identified during the year ended December 31, 2003 have been reclassified among the components of net assets as follows:

                                                      UNDISTRIBUTED
                                   UNDISTRIBUTED       NET REALIZED
                                   NET INVESTMENT       GAINS AND       PAID IN
                                      INCOME              LOSSES        CAPITAL
                                   --------------     -------------    --------
Government Securities Fund            $ 1,720           $ (1,720)      $      0
Money Market Fund                     $ 1,147           $      0       $ (1,147)

   The tax character of distributions paid during 2003 and 2002 was as follows:

                                                  2003               2002
                                                  ----               ----
GOVERNMENT SECURITIES FUND:
DISTRIBUTIONS PAID FROM:
Ordinary Income                                $ 493,892           $ 517,350
Long-term capital gain                         $       0           $       0
                                               ---------           ---------
                                               $ 493,892           $ 517,350

MONEY MARKET FUND:
DISTRIBUTIONS PAID FROM:
Ordinary Income                                $ 184,429           $ 664,781
Long-term capital gain                         $       0           $       0
                                               ---------           ---------
                                               $ 184,429           $ 664,781

   The tax components of capital represent distribution requirements the Funds must satisfy under the income tax regulations and losses or tax deductions the Funds may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2003, represent capital loss carryovers that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, may be used to offset future net investment income and thereby reduce future ordinary income distributions. The capital loss carryovers for Government Securities Fund expire between December 31, 2004 and December 31, 2008. Net capital loss carryovers utilized during 2003 by the Government Securities Fund amounted to $222,778. The capital loss carryovers for Money Market Fund expire between December 31, 2007 and December 31, 2010.

   The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2003 are noted below. The primary difference between book and tax appreciation or depreciation is wash sale loss deferrals.

                                               GOVERNMENT           MONEY MARKET
                                             SECURITIES FUND            FUND
                                             ---------------        -------------
Undistributed Ordinary Income                  $         296        $      27,331
Accumulated Capital Losses                     $     204,196        $      19,433
Federal Tax Cost                               $  12,038,914        $  44,568,420
Gross Tax Appreciation of Investments          $     608,269        $           0
Gross Tax Depreciation of Investments          $     (32,201)       $           0
Net Tax Appreciation                           $     576,068        $           0

4. CAPITAL SHARE TRANSACTIONS

Government Securities Fund is authorized to issue 100 million shares of $0.01 par value capital stock. Money Market Fund is authorized to issue 2 billion shares of $0.01 par value capital stock. Transactions in shares of the Funds for the periods indicated were as follows:

                                                                  YEAR                            YEAR
                                                                 ENDED                           ENDED
                                                                12/31/03                        12/31/02
                                                     -----------------------------   -----------------------------
                                                        SHARES          AMOUNT           SHARES         AMOUNT
                                                     -------------   -------------   -------------   -------------
GOVERNMENT SECURITIES FUND--CLASS F:
      Sold                                                 330,747   $   3,348,390         771,488   $   7,564,081
      Dividends or Distributions
         Reinvested                                         45,955   $     466,139          49,466   $     485,777
      Redeemed                                            (605,978)  $  (6,141,865)       (568,897)  $  (5,538,614)
      NET INCREASE (DECREASE)                             (229,276)  $  (2,327,336)        252,057   $   2,511,244

MONEY MARKET FUND--CLASS F:
      Sold                                              15,049,068   $  15,049,068      32,907,034   $  32,908,230
      Dividends or Distributions
         Reinvested                                        179,077   $     179,077         640,894   $     640,894
      Redeemed                                         (30,220,212)  $ (30,220,212)    (49,391,268)  $ (49,391,268)
      NET DECREASE                                     (14,992,067)  $ (14,992,067)    (15,843,340)  $ (15,842,144)

5. INVESTMENT TRANSACTIONS

Purchases and sales of long-term U.S. government obligations for the year ended December 31, 2003 were $6,781,818 and $7,996,860, respectively, for Government Securities Fund.

6. LINE OF CREDIT

The Company has a line of credit arrangement ("LOC") with State Street Bank and Trust Company, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $50 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $50 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2003, the Funds did not have any borrowings under the LOC.

7. LEGAL MATTERS

PFEIFFER V. THE DREYFUS CORPORATION

On December 9, 2003, a purported shareholder in the Dreyfus Premier NexTech Fund brought an action against Dreyfus seeking to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to the Dreyfus Founders Funds (other than Dreyfus Founders Money Market Fund) and two Dreyfus Premier Funds. Plaintiff claims that the funds were closed to new investors but that Dreyfus nonetheless improperly continued to charge Rule 12b-1 fees for marketing and distribution services in violation of Section 36(b) of the Investment Company Act of 1940 and in breach of its common law fiduciary duties. Plaintiff also seeks to recover a portion of the investment advisory fees charged to the closed funds while Dreyfus was "in breach of its fiduciary duties" and to enjoin Dreyfus from collecting additional 12b-1 fees from those funds, as well as an award of attorneys' fees and litigation expenses.

HAYS V. MELLON FINANCIAL CORP., ET AL.

On January 30, 2004, a purported shareholder in the Dreyfus Disciplined Stock Fund filed a class action against Mellon Financial Corporation, Mellon Bank, Dreyfus, Founders, and the directors of the Dreyfus Founders Funds and all or substantially all of the Dreyfus Funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of Sections 34(b), 36(b), and 48(a) of the Investment Company Act of 1940, Section 215 of the Investment Advisers Act of 1940, and common law claims. The action seeks to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to various funds for marketing and distribution services. More specifically, the Plaintiff claims, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus and Dreyfus Founders Funds over other funds, and that such payments were not disclosed to investors. In addition, Plaintiff asserts that economies of scale and soft-dollar benefits were not passed on to investors. Plaintiff further alleges that 12b-1 fees charged to certain funds that were closed to new investors were also improper. The complaint seeks compensatory and punitive damages, rescission of the advisory contracts, an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses.

These actions will be defended vigorously, and management of the Funds believe they are without merit.

REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.


In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Government Securities Fund and Dreyfus Founders Money Market Fund (two of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Funds") at December 31, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP


Denver, Colorado
February 12, 2004

OTHER TAX INFORMATION
(UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the period ended December 31, 2003, 0.00% qualified for the dividends received deduction available to the Funds' corporate shareholders.

QUALIFIED DIVIDEND INCOME

For the year ended December 31, 2003, the Funds designated 0% of the ordinary income distributions paid as qualified dividend income subject to reduced income tax rates for taxpayers with taxable accounts.

YOUR BOARD REPRESENTATIVES
(UNAUDITED)

The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below along with the year in which they joined the Board in parentheses, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 75, resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

DIRECTORS

EUGENE H. VAUGHAN, CFA, 70. Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan Nelson Investment Management, LP, an investment counseling firm. Director, Encore Bank. Director, Greater Houston Partnership, and Chairman, Center for Houston's Future, both of which are non-profit organizations. Founding Chairman and former Governor, Association for Investment Management and Research. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation. (1970)

ALAN S. DANSON, 64. Private investor. Formerly, President and Director, D.H. Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Formerly, Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service (1996 to 1999). Director, CaseShare Systems, LLP, a document management company. Director, Gore Range Natural Science School and The Les Streeter Programs, Inc., both of which are non-profit organizations. (1991)

JOAN D. MANLEY, 71. Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. (1960 to 1984). Director, Sara Lee Corporation and Moore Wallace Corporation, a printing company. (1998)

ROBERT P. MASTROVITA, 59. Private Investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy. (1998)

TRYGVE E. MYHREN, 67. President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Meguntucook Funds, a venture capital firm (1998 to Present). Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and Communications Corporation (now Time Warner cable) (1981 to 1988). Director, Advanced Marketing Services, Inc. Trustee and Chairman of Finance Committee, the University of Denver. Trustee, U.S. Ski and Snowboard Team Foundation and the Denver Art Museum. (1996)

GEORGE W. PHILLIPS, 65. Retired. Vice Chairman of the Board, Chairman of the Finance Committee, and Chairman of the Investment Committee, Children's Medical Center of Boston. Formerly, President and Chief Executive Officer of Warren Bancorp, Inc. and Warren Five Cents Savings Bank (1992 to 1997). (1998)

JAY A. PRECOURT, 66. Chairman, CEO, and Director, Scissor Tail Energy, LLC (2000 to present). Managing General Partner, Precourt Interests, Ltd., an energy and investments company (1995 to present). President, Skylark Enterprises, Inc., a ranching and real estate business. Formerly, President, CEO, Vice Chairman and Director, Tejas Energy, LLC and predecessor companies (1987 to 1999). Director, Halliburton Company, an energy services company. Director, The Timken Company, a manufacturing company. Director, Apache Corporation, an oil and gas company. Chairman and Director, Hermes Consolidated, Inc., an energy transportation and crude oil refining company. (1983)

PRINCIPAL OFFICERS

RICHARD W. SABO, 46. President of the Funds since 2000 and Principal Executive Officer of the Funds since 2002. Founders' President and Chief Executive Officer, Member of Founders' Board of Managers and Director of Dreyfus (1998 to present). Executive Vice President of DSC since 2003. Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 46. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President-Administration and Treasurer. Vice President of DSC since 2003. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 48. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President-Legal, General Counsel and Secretary. Assistant Secretary of DSC since 2003. Employed by Founders and its predecessor company since 1996.

ROBERT T. KELLY, 34. Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Funds since 2003. Founders' Vice President of Portfolio Accounting since 2000. Formerly, Assistant Treasurer of the Funds (2000 to 2003), and Head of Equity Desk for ABN Amro Trust Company (Cayman) Limited (1998 to 2000).

WILLIAM G. GERMENIS, 33. Anti-Money Laundering Compliance Officer for the Class A, Class B, Class C, Class R, and Class T shares of the Funds since 2002 and for the Class F shares of the Funds since 2003. Vice President of MBSC, LLC since 2002. Vice President and Anti-Money Laundering Compliance Officer of DSC and Anti-Money Laundering Compliance Officer of investment companies managed by Dreyfus. Employed by DSC since 1998.

The directors and officers may be contacted at Founders' address appearing on the back cover, except for Mr. Germenis who can be contacted at 200 Park Avenue, New York, New York 10166.

DREYFUS FOUNDERS FUNDS
P.O. Box 55360
Boston, MA  02205-8252
1-800-525-2440
www.founders.com

INVESTMENT MANAGER
Founders Asset Management LLC
A MELLON FINANCIAL COMPANY(SM)
210 University Boulevard, Suite 800
Denver, CO  80206

DISTRIBUTOR
Dreyfus Service Corporation
200 Park Avenue
New York, NY  10166

Additional information about the Funds and their directors is available in the Funds' Statement of Additional Information, which can be obtained free of charge by contacting the Funds.

   This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money. Date of first use. February 27, 2004

   Dreyfus Service Corporation, Distributor. (c) 2004 Founders Asset Management LLC.

                                                                    A-646-GMM-03

ANNUAL REPORT

DREYFUS FOUNDERS GROWTH FUND

INVESTMENT UPDATE

DECEMBER 31, 2003

[DREYFUS FOUNDERS FUNDS LOGO]
THE GROWTH SPECIALISTS

TABLE OF CONTENTS

Management Overview                                    3

Statement of Investments                              10

Statement of Assets and Liabilities                   15

Statement of Operations                               17

Statements of Changes in Net Assets                   18

Financial Highlights                                  19

Notes to Financial Statements                         25

Report of Independent Auditors                        35

Your Board Representatives                            36

PAPERLESS DELIVERY OF THIS REPORT

[GRAPHIC]

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this Annual Report are available, we'll send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website.

   To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and help the Fund reduce printing and postage charges by enrolling today at www.founders.com/ecommunications. If you own Funds through a third party, enroll at www.icsdelivery.com.


The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. Companies appearing in bold print on pages 3-9 were owned by the Fund on December 31, 2003. The amounts of these holdings are included in the Statement of Investments.

     - NOT FDIC-INSURED     - NOT BANK-GUARANTEED    - MAY LOSE VALUE

MANAGEMENT OVERVIEW

[PHOTO OF JOHN B. JARES]

A DISCUSSION WITH PORTFOLIO MANAGER JOHN B. JARES, CFA

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2003?

Although the beginning of the year was shadowed by uncertainty over a war in Iraq, investor confidence in the equity markets soon strengthened as a conclusion to the Iraqi conflict and an improving economy increased the appetite for less-defensive investment vehicles. Dreyfus Founders Growth Fund fared well during the period compared to its large-capitalization growth benchmark, the Russell 1000 Growth Index, which returned 29.75% for the period.

IN WHAT BROAD ECONOMIC AND MARKET ENVIRONMENT DID THE FUND PERFORM IN 2003?

The reporting period began in a market slump, with the uncertainty over a war in Iraq weighing heavily on investor confidence. Falling equity prices and continuing corporate malfeasance also goaded investors into looking for less risky, more defensive securities in which to invest.

   However, the second quarter of the year saw markets and the economy begin their upswing, primarily driven by the conclusion to major hostilities in Iraq and a renewed sense of confidence in the U.S.'s war on terror. Although economic statistics supplied by government and other organizations continued to show

[SIDENOTE]

"THIS IMPROVING ECONOMIC ENVIRONMENT LAID THE BACKGROUND FOR THE POSITIVE PERFORMANCE ACHIEVED BY THE FUND DURING THE PERIOD."

mixed results, investors' renewed confidence in equity markets, the pace of economic growth and falling interest rates drew investors' attention toward less-defensive vehicles.

   The domestic market's rise was driven by various economic improvements during the course of the year. Better-than-expected corporate profit growth, the easing of geopolitical uncertainty, the Federal Reserve's accommodative monetary policy and President Bush's fiscal stimulus plan were major factors in the improving economic trends. Consumer spending was high, especially in the housing and automobile markets. Capital spending also appeared to strengthen. Productivity beat expectations during the year, and real gross domestic product (GDP) increased at an annual rate of 8.2% in the third quarter. And although some domestic economic concerns still existed at year's end, primarily the weak U.S. dollar and sluggish job growth numbers, expectations that these may continue to recover in 2004 remained strong.

[SIDENOTE]

PERFORMANCE HIGHLIGHTS

- Although some domestic economic concerns still existed at year's end, primarily the weak U.S. dollar and sluggish job growth numbers, expectations that these may continue to recover in 2004 remained strong.

- Some of the most compelling growth and investment opportunities were found in the consumer discretionary and consumer staples sectors, which benefited from an increase in consumer spending.

- While poor stock selection in the technology sector was a drag on overall performance, a few select stocks in this sector positively contributed to Fund performance.

- Cash was relatively high, averaging 8.25% for the year, negatively impacting the Fund's return in the strong market environment.

WHAT MANAGEMENT DECISIONS POSITIVELY IMPACTED FUND PERFORMANCE FOR THE PERIOD?

This improving economic environment laid the background for the positive performance achieved by the Fund during the period. Relative performance was driven by strong stock selection in several sectors.

   The healthcare sector was the largest contributor to the Fund's relative performance, driven by its underweight position versus the benchmark. Although specific healthcare holdings performed poorly, as discussed below, stock selection in this sector had an overall positive effect on Fund performance for the period.

   Some of the most compelling growth and investment opportunities were found in the consumer discretionary and consumer staples sectors. The increase in consumer confidence, and therefore, consumer spending, drove performance in these sectors. Strong stock selection also buoyed overall performance with names such as BEST BUY COMPANY, INC., ROYAL CARIBBEAN CRUISES LIMITED, and ESTEE LAUDER COMPANIES, INC. Solid execution and market share gains from primary competitors drove Best Buys annual performance. The company also benefited from a recovery in consumer spending, and some desirable new product cycles such as digital

[SIDENOTE]

LARGEST EQUITY HOLDINGS (ticker symbol)

 1.  SPDR Trust Series 1  (SPY)                    5.70%
 2.  General Electric Company  (GE)                3.99%
 3.  Microsoft Corporation  (MSFT)                 2.75%
 4.  Estee Lauder Companies, Inc.  (EL)            2.51%
 5.  Royal Caribbean Cruises Limited  (RCL)        2.42%
 6.  Intel Corporation  (INTC)                     2.18%
 7.  MBNA Corporation  (KRB)                       2.10%
 8.  Wells Fargo & Company (WFC)                   2.04%
 9.  Maxim Integrated Products, Inc.  (MXIM)       2.02%
10.  Cendant Corporation  (CD)                     1.98%

   Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

photography and HDTV. Performance by Royal Caribbean Cruises, one of the Fund's largest holdings, was spurred by an improvement in demand for leisure travel, solid execution and excellent product positioning. Estee Lauder posted better than expected revenue and earnings growth as the company benefited from a rebound in high-end consumer demand in the United States and abroad.

[SIDENOTE]

[CHART]

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Growth Fund on 12/31/93 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

      The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market. The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The total return figures cited for these indexes assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

   While poor stock selection in the technology sector was a drag on overall Fund performance, a few select individual stocks in this sector positively contributed to the Fund's performance, such as INTEL CORPORATION, VERITAS SOFTWARE CORPORATION, and CISCO SYSTEMS, INC. Intel benefited from robust demand for personal computers driven primarily by consumers, while Cisco Systems gained from both product introductions as well as a rebound in enterprise spending on networking equipment.

[SIDENOTE]

   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03

                                      1         5        10       SINCE
CLASS (INCEPTION DATE)               YEAR     YEARS     YEARS   INCEPTION
-------------------------------------------------------------------------
Class A Shares (12/31/99)
  With sales charge (5.75%)          23.61%       --       --      (16.83%)
  Without sales charge               31.23%       --       --      (15.59%)
Class B Shares (12/31/99)
  With redemption*                   26.14%       --       --      (16.71%)
  Without redemption                 30.14%       --       --      (16.19%)
Class C Shares (12/31/99)
  With redemption**                  29.04%       --       --      (16.24%)
  Without redemption                 30.04%       --       --      (16.24%)
Class F Shares (1/5/62)              31.42%    (6.65%)   6.29%        N/A
Class R Shares (12/31/99)            31.87%       --       --      (15.39%)
Class T Shares (12/31/99)
  With sales charge (4.50%)          24.57%       --       --      (17.22%)
  Without sales charge               30.40%       --       --      (16.26%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions and adjustments for financial statement purposes. Part of the Fund's one-year performance is due to amounts received from class action settlements regarding prior Fund holdings. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance.

   *The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

   **The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

   The least compelling area for investment in 2003 was in the long distance and local telephone industries within the telecommunications sector. These industries continued to present lackluster performance during the year, so the Fund limited exposure to this sector, reducing the potential negative impact.

WHAT MANAGEMENT DECISIONS HINDERED FUND PERFORMANCE DURING THE YEAR?

As mentioned above, poor stock selection in the technology sector dampened the Fund's relative performance, with such names as BMC Software, Inc., a provider of e-business systems management software, which exhibited sluggish sales trends for its software products during most of 2003, and revised earnings expectations lower.

[SIDENOTE]

[CHART]

PORTFOLIO COMPOSITION

Information Technology            27.76%
Consumer Discretionary            19.15%
Industrials                       11.64%
Financials                        11.29%
Healthcare                         8.47%
Consumer Staples                   7.49%
Materials                          1.90%
Energy                             1.67%
Utilities                          0.84%
Telecommunications Services        0.78%
Other                              5.70%
Cash & Equivalents                 3.31%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

   Additional underperformers in the portfolio included Kohl's Corporation, Medimmune, Inc., and Delta Air Lines, Inc. Kohl's, an operator of specialty department stores, posted sluggish sales trends and lower margins as consumers shifted spending to other retailers. Medimmune, a biotechnology company, saw its stock price drop slightly as the launch of the company's new product, the nasal flu vaccine FluMist, proved to be disappointing. A relatively high price combined with restrictive handling requirements and limited distribution resulted in poor demand for the product.

   The Funds cash position, which averaged 8.25% for the year, hampered returns the Fund might have otherwise seen in the strong market environment.

   In 2004, we will continue to evaluate stocks one by one. Our research-driven approach includes extensive financial modeling and frequent interaction with company management. We will continue to seek out companies we believe have the potential to grow faster than market expectations.


/s/ John B. Jares


John B. Jares, CFA
Portfolio Manager

STATEMENT OF INVESTMENTS
December 31, 2003


SHARES                                                               MARKET VALUE
---------------------------------------------------------------------------------
COMMON STOCKS (DOMESTIC)-90.1%

AEROSPACE & DEFENSE-1.1%
   31,525      General Dynamics Corporation                       $     2,849,535
   58,550      Lockheed Martin Corporation                              3,009,470
                                                                  ---------------
                                                                        5,859,005
                                                                  ---------------
AIRLINES-0.9%
  186,700      AMR Corporation*                                         2,417,765
  183,760      Northwest Airlines Corporation Class A*                  2,319,051
                                                                  ---------------
                                                                        4,736,816
                                                                  ---------------
ALUMINUM-1.1%
  144,950      Alcoa, Inc.                                              5,508,100
                                                                  ---------------
APPAREL RETAIL-0.7%
  146,175      Gap, Inc.                                                3,392,722
                                                                  ---------------
APPLICATION SOFTWARE-0.6%
  139,725      PeopleSoft, Inc.*                                        3,185,730
                                                                  ---------------
ASSET MANAGEMENT & CUSTODY BANKS-0.9%
  158,050      SEI Investments Company                                  4,815,784
                                                                  ---------------
BIOTECHNOLOGY-2.6%
   62,735      Amgen, Inc.*                                             3,877,023
  161,475      Gilead Sciences, Inc.*                                   9,388,157
                                                                  ---------------
                                                                       13,265,180
                                                                  ---------------
BROADCASTING & CABLE TV-2.4%
   33,150      Clear Channel Communications, Inc.                       1,552,415
  161,583      Comcast Corporation Special Class A*                     5,054,316
  162,900      Cox Communications, Inc. Class A*                        5,611,905
                                                                  ---------------
                                                                       12,218,636
                                                                  ---------------

[SIDENOTE]

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

AU    Australia
AT    Austria
BD    Bermuda
BE    Belgium
BR    Brazil
CA    Canada
CI    Channel Islands
CN    China
DE    Denmark
FI    Finland
FR    France
GE    Germany
GR    Greece
HK    Hong Kong
ID    Indonesia
IE    Ireland
IN    India
IS    Israel
IT    Italy
JA    Japan
KR    South Korea
LU    Luxembourg
MA    Malaysia
NE    Netherlands
NW    Norway
PT    Portugal
PU    Puerto Rico
SA    South Africa
SG    Singapore
SP    Spain
SW    Sweden
SZ    Switzerland
TH    Thailand
TW    Taiwan
UK    United Kingdom
VI    Virgin Islands

SHARES                                                               MARKET VALUE
---------------------------------------------------------------------------------
CASINOS & GAMING-0.9%
  100,350      Mandalay Resort Group                              $     4,487,652
                                                                  ---------------
COMMUNICATIONS EQUIPMENT-1.9%
  391,905      Cisco Systems, Inc.*                                     9,519,372
                                                                  ---------------
COMPUTER & ELECTRONICS RETAIL-0.7%
   71,625      Best Buy Company, Inc.                                   3,741,690
                                                                  ---------------
COMPUTER HARDWARE-1.8%
  100,250      International Business Machines Corporation              9,291,170
                                                                  ---------------
COMPUTER STORAGE & PERIPHERALS-0.9%
  353,075      EMC Corporation*                                         4,561,729
                                                                  ---------------
CONSUMER FINANCE-2.1%
  436,713      MBNA Corporation                                        10,852,318
                                                                  ---------------
DATA PROCESSING & OUTSOURCED SERVICES-1.3%
  165,370      Fiserv, Inc.*                                            6,533,769
                                                                  ---------------
DEPARTMENT STORES-1.8%
   73,500      Kohl's Corporation*                                      3,303,090
   77,650      Nordstrom, Inc.                                          2,663,395
   71,825      Sears Roebuck & Company                                  3,267,319
                                                                  ---------------
                                                                        9,233,804
                                                                  ---------------
DIVERSIFIED BANKS-3.5%
   23,300      Bank of America Corporation                              1,874,019
  125,350      Bank One Corporation                                     5,714,707
  178,275      Wells Fargo & Company                                   10,498,615
                                                                  ---------------
                                                                       18,087,341
                                                                  ---------------
DIVERSIFIED COMMERCIAL SERVICES-2.0%
  457,350      Cendant Corporation*                                    10,185,185
                                                                  ---------------
DRUG RETAIL-1.6%
  225,175      Walgreen Company                                         8,191,867
                                                                  ---------------
ELECTRONIC EQUIPMENT MANUFACTURERS-0.3%
   49,450      Agilent Technologies, Inc.*                              1,445,918
                                                                  ---------------
EXCHANGE TRADED FUNDS-5.7%
  264,225      SPDR Trust Series 1                                     29,405,600
                                                                  ---------------
FOOD RETAIL-0.6%
  132,850      Safeway, Inc.*                                           2,910,744
                                                                  ---------------
GAS UTILITIES-0.8%
   73,575      Kinder Morgan, Inc.                                      4,348,283
                                                                  ---------------
GOLD-0.8%
   88,700      Newmont Mining Corporation                               4,311,707
                                                                  ---------------
HEALTHCARE EQUIPMENT-0.5%
   67,200      Boston Scientific Corporation*                           2,470,272
                                                                  ---------------

* NON-INCOME PRODUCING.

  SPDR - STANDARD AND POOR'S DEPOSITARY RECEIPT.

  SEE NOTES TO FINANCIAL STATEMENTS.

SHARES                                                               MARKET VALUE
---------------------------------------------------------------------------------
HOME IMPROVEMENT RETAIL-1.3%
  191,675      Home Depot, Inc.                                   $     6,802,546
                                                                  ---------------
HOTELS, RESORTS & CRUISE LINES-1.1%
  135,850      Carnival Corporation                                     5,397,321
                                                                  ---------------
HOUSEHOLD PRODUCTS-1.3%
   64,650      Procter & Gamble Company                                 6,457,242
                                                                  ---------------
HYPERMARKETS & SUPER CENTERS-0.5%
   50,046      Wal-Mart Stores, Inc.                                    2,654,940
                                                                  ---------------
INDUSTRIAL CONGLOMERATES-4.6%
   38,250      3M Company                                               3,252,398
  663,509      General Electric Company                                20,555,509
                                                                  ---------------
                                                                       23,807,907
                                                                  ---------------
INDUSTRIAL MACHINERY-0.6%
   38,900      Illinois Tool Works, Inc.                                3,264,099
                                                                  ---------------
INTEGRATED OIL & GAS-0.5%
   66,375      Exxon Mobil Corporation                                  2,721,375
                                                                  ---------------
INVESTMENT BANKING & BROKERAGE-2.3%
  370,425      Charles Schwab Corporation                               4,385,832
   52,150      Goldman Sachs Group, Inc.                                5,148,770
   40,825      Morgan Stanley                                           2,362,543
                                                                  ---------------
                                                                       11,897,145
                                                                  ---------------
LEISURE FACILITIES-2.4%
  358,300      Royal Caribbean Cruises Limited                         12,465,257
                                                                  ---------------
MOVIES & ENTERTAINMENT-4.7%
  497,200      Time Warner, Inc.*                                       8,944,628
  145,971      Viacom, Inc. Class B                                     6,478,193
  375,700      Walt Disney Company                                      8,765,081
                                                                  ---------------
                                                                       24,187,902
                                                                  ---------------
MULTI-LINE INSURANCE-1.1%
   85,424      American International Group, Inc.                       5,661,903
                                                                  ---------------
OIL & GAS DRILLING-0.2%
   49,800      GlobalSantaFe Corporation                                1,236,534
                                                                  ---------------
OIL & GAS EQUIPMENT & SERVICES-0.9%
  111,750      Smith International, Inc.*                               4,639,860
                                                                  ---------------
OTHER DIVERSIFIED FINANCIAL SERVICES-1.3%
  141,717      Citigroup, Inc.                                          6,878,943
                                                                  ---------------
PERSONAL PRODUCTS-2.5%
  329,903      Estee Lauder Companies, Inc. Class A                    12,951,992
                                                                  ---------------
PHARMACEUTICALS-4.2%
  109,875      Johnson & Johnson                                        5,676,143
   62,850      Merck & Company, Inc.                                    2,903,670

SHARES                                                               MARKET VALUE
---------------------------------------------------------------------------------
  210,213      Pfizer, Inc.                                       $     7,426,825
  139,125      Wyeth                                                    5,905,856
                                                                  ---------------
                                                                       21,912,494
                                                                  ---------------
PUBLISHING-1.7%
   67,975      Gannett Company, Inc.                                    6,060,651
   56,125      Tribune Company                                          2,896,050
                                                                  ---------------
                                                                        8,956,701
                                                                  ---------------
RAILROADS-1.8%
  130,375      Union Pacific Corporation                                9,058,455
                                                                  ---------------
SEMICONDUCTOR EQUIPMENT-1.5%
   79,650      KLA-Tencor Corporation*                                  4,673,066
   73,650      Novellus Systems, Inc.*                                  3,096,983
                                                                  ---------------
                                                                        7,770,049
                                                                  ---------------
SEMICONDUCTORS-8.2%
   49,825      Broadcom Corporation*                                    1,698,534
  349,026      Intel Corporation                                       11,238,637
  233,450      Linear Technology Corporation                            9,821,242
  209,375      Maxim Integrated Products, Inc.                         10,426,875
  241,225      Xilinx, Inc.*                                            9,345,057
                                                                  ---------------
                                                                       42,530,345
                                                                  ---------------
SOFT DRINKS-1.1%
  107,550      Coca-Cola Company                                        5,458,163
                                                                  ---------------
SPECIALTY STORES-1.5%
  107,575      Staples, Inc.*                                           2,936,798
  109,225      Tiffany & Company                                        4,936,970
                                                                  ---------------
                                                                        7,873,768
                                                                  ---------------
SYSTEMS SOFTWARE-6.5%
   45,750      Adobe Systems, Inc.                                      1,797,975
  515,101      Microsoft Corporation                                   14,185,882
  657,300      Oracle Corporation*                                      8,676,360
  231,635      VERITAS Software Corporation*                            8,607,557
                                                                  ---------------
                                                                       33,267,774
                                                                  ---------------
WIRELESS TELECOMMUNICATION SERVICES-0.8%
  142,650      Nextel Communications, Inc.*                             4,002,759
                                                                  ---------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$404,092,957)                                                   464,415,868
                                                                  ---------------
COMMON STOCKS (FOREIGN)-6.6%

APPLICATION SOFTWARE-1.7%
  214,775      SAP AG Sponsored ADR (GE)                                8,926,049
                                                                  ---------------

* NON-INCOME PRODUCING.

  ADR - AMERICAN DEPOSITARY RECEIPT.

  SEE NOTES TO FINANCIAL STATEMENTS.

SHARES                                                               MARKET VALUE
---------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT-1.0%
  311,500      Nokia Oyj Sponsored ADR (FI)                       $     5,295,500
                                                                  ---------------
IT CONSULTING & OTHER SERVICES-1.1%
  219,550      Accenture Limited Class A ADR (BD)*                      5,778,556
                                                                  ---------------
PHARMACEUTICALS-1.2%
  105,900      Teva Pharmaceutical Industries Limited
                Sponsored ADR (IS)                                      6,005,589
                                                                  ---------------
RAILROADS-0.6%
   49,450      Canadian National Railway Company (CA)                   3,129,196
                                                                  ---------------
SEMICONDUCTOR EQUIPMENT-0.7%
  175,750      ASM Lithography Holding NV NY Shares (NE)*               3,523,788
                                                                  ---------------
SEMICONDUCTORS-0.3%
   39,875      Marvell Technology Group Limited (BD)*                   1,512,459
                                                                  ---------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$25,637,871)                                                     34,171,137
                                                                  ---------------

PRINCIPAL AMOUNT                                                   AMORTIZED COST
---------------------------------------------------------------------------------
U.S. AGENCY DISCOUNT NOTES-7.2%
$ 37,300,000   Federal National Mortgage Association
               0.75% 1/2/04                                       $    37,299,223
                                                                  ---------------
TOTAL U.S. AGENCY DISCOUNT NOTES
(AMORTIZED COST-$37,299,223)                                           37,299,223
                                                                  ---------------
TOTAL INVESTMENTS-103.9%
(TOTAL COST-$467,030,051)                                             535,886,228

OTHER ASSETS AND LIABILITIES-(3.9%)                                   (20,243,028)
                                                                  ---------------
NET ASSETS-100.0%                                                 $   515,643,200
                                                                  ===============

* NON-INCOME PRODUCING.

  ADR - AMERICAN DEPOSITARY RECEIPT.

  SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003

ASSETS
Investment securities, at cost                                    $   467,030,051
                                                                  ---------------
Investment securities, at market                                      535,886,228
Cash                                                                    2,334,837
Receivables:
   Investment securities sold                                           8,048,394
   Capital shares sold                                                    251,798
   Dividends                                                              654,801
Other assets                                                               41,116
                                                                  ---------------
     Total Assets                                                     547,217,174
                                                                  ---------------
LIABILITIES
Payables and other liabilities:
   Investment securities purchased                                     15,388,864
   Capital shares redeemed                                             15,008,523
   Advisory fees                                                          330,906
   Shareholder servicing fees                                              42,522
   Accounting fees                                                         26,375
   Distribution fees                                                      149,706
   Transfer agency fees                                                   157,337
   Custodian fees                                                             277
   Other                                                                  469,464
                                                                  ---------------
     Total Liabilities                                                 31,573,974
                                                                  ---------------
Net Assets                                                        $   515,643,200
                                                                  ===============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus)                           $ 1,231,743,673
Accumulated net investment loss                                          (112,853)
Accumulated net realized loss from security transactions             (784,843,797)
Net unrealized appreciation on investments                             68,856,177
                                                                  ---------------
     Total                                                        $   515,643,200
                                                                  ===============

SEE NOTES TO FINANCIAL STATEMENTS.

Net Assets--Class A                                                                     $     6,451,732
Shares Outstanding--Class A                                                                     659,072
Net Asset Value, Redemption Price Per Share                                             $          9.79
Maximum offering price per share (net asset value plus sales
   charge of 5.75% of offering price)                                                   $         10.39

Net Assets--Class B                                                                     $    13,663,686
Shares Outstanding--Class B                                                                   1,438,402
Net Asset Value, Offering and Redemption Price (excluding applicable
   contingent deferred sales charge) Per Share                                          $          9.50

Net Assets--Class C                                                                     $     1,774,021
Shares Outstanding--Class C                                                                     187,106
Net Asset Value, Offering and Redemption Price (excluding applicable
   contingent deferred sales charge) Per Share                                          $          9.48

Net Assets--Class F                                                                     $   484,741,916
Shares Outstanding--Class F                                                                  49,336,777
Net Asset Value, Offering and Redemption Price Per Share                                $          9.83

Net Assets--Class R                                                                     $     8,792,325
Shares Outstanding--Class R                                                                     888,576
Net Asset Value, Offering and Redemption Price Per Share                                $          9.89

Net Assets--Class T                                                                     $       219,520
Shares Outstanding--Class T                                                                      23,146
Net Asset Value, Redemption Price Per Share                                             $          9.48
Maximum offering price per share (net asset value plus sales charge of
   4.50% of offering price)                                                             $          9.93

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended December 31, 2003


INVESTMENT INCOME:
   Dividends                                                                            $     4,905,554
   Interest                                                                                     437,534
   Foreign taxes withheld                                                                       (12,027)
                                                                                        ---------------
     Total Investment Income                                                                  5,331,061
                                                                                        ---------------
EXPENSES:
   Advisory fees--Note 2                                                                      3,724,570
   Shareholder servicing fees--Note 2                                                           527,087
   Accounting fees--Note 2                                                                      297,719
   Distribution fees--Note 2                                                                  1,293,046
   Transfer agency fees--Note 2                                                                 962,560
   Registration fees                                                                             69,290
   Postage and mailing expenses                                                                 119,941
   Custodian fees and expenses--Note 2                                                           12,862
   Printing expenses                                                                            107,734
   Legal and audit fees                                                                          94,239
   Directors' fees and expenses--Note 2                                                         115,828
   Other expenses                                                                               182,718
                                                                                        ---------------
     Total Expenses                                                                           7,507,594
     Earnings Credits                                                                            (6,482)
     Waived Expenses                                                                             (3,051)
     Expense Offset to Broker Commissions                                                        (4,225)
                                                                                        ---------------
     Net Expenses                                                                             7,493,836
                                                                                        ---------------
   Net Investment Loss                                                                       (2,162,775)
                                                                                        ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITY
TRANSACTIONS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain on Security Transactions                                                   16,581,469
Net Change in Unrealized Appreciation/Depreciation of Investments                           122,368,802
                                                                                        ---------------
   Net Realized and Unrealized Gain                                                         138,950,271
                                                                                        ---------------
Net Increase in Net Assets Resulting from Operations                                    $   136,787,496
                                                                                        ===============

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED           YEAR ENDED
                                                                  12/31/03             12/31/02
                                                               --------------       --------------
OPERATIONS
Net Investment Loss                                            $   (2,162,775)      $   (3,186,435)
Net Realized Gain (Loss)                                           16,581,469         (161,500,183)
Net Change in Unrealized Appreciation / Depreciation              122,368,802          (56,838,030)
                                                               --------------       --------------
   Net Increase (Decrease) in Net Assets Resulting from
     Operations                                                   136,787,496         (221,524,648)
                                                               --------------       --------------
CAPITAL SHARE TRANSACTIONS
Net Increase (Decrease)--Note 4
   Class A                                                           (258,678)            (439,145)
   Class B                                                         (1,223,196)          (2,574,883)
   Class C                                                           (166,651)            (656,249)
   Class F                                                        (88,319,324)        (210,452,943)
   Class R                                                          2,736,606            3,376,685
   Class T                                                            (41,579)            (271,640)
                                                               --------------       --------------
   Net Decrease from Capital Share Transactions                   (87,272,822)        (211,018,175)
                                                               --------------       --------------
   Net Increase (Decrease) in Net Assets                           49,514,674         (432,542,823)

NET ASSETS
   Beginning of year                                           $  466,128,526       $  898,671,349
                                                               --------------       --------------
   End of year (including accumulated net investment
     loss of $112,853 and $0, respectively)                    $  515,643,200       $  466,128,526
                                                               ==============       ==============

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                       YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------------
                                                        2003             2002             2001             2000
                                                     ----------       ----------       ----------       ----------
CLASS A SHARES
Net Asset Value, beginning of year                   $     7.46       $    10.53       $    14.02       $    23.88
Income from investment operations:
     Net investment loss                                  (0.06)           (0.06)           (0.05)           (0.05)
     Net realized and unrealized gains
       (losses) on securities                              2.39            (3.01)           (3.44)           (6.39)
                                                     ----------       ----------       ----------       ----------
         Total from investment
           operations                                      2.33            (3.07)           (3.49)           (6.44)
Less dividends and distributions:
     From net investment income                            0.00             0.00             0.00             0.00
     From net realized gains                               0.00             0.00             0.00            (3.42)
                                                     ----------       ----------       ----------       ----------
         Total distributions                               0.00             0.00             0.00            (3.42)

Net Asset Value, end of year                         $     9.79       $     7.46       $    10.53       $    14.02
                                                     ==========       ==========       ==========       ==========
Total return*                                             31.23%          (29.15%)         (24.89%)         (27.30%)
Ratios/Supplemental Data
     Net assets, end of year (000s)                  $    6,452       $    5,149       $    7,795       $    8,655
     Net expenses to average net assets#                   1.66%            1.48%            1.20%            1.05%
     Gross expenses to average net assets#                 1.66%            1.48%            1.21%            1.08%
     Net investment loss to average
       net assets                                         (0.59%)          (0.56%)          (0.47%)          (0.54%)
     Portfolio turnover rate@                               124%             139%             152%             182%

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                       YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------------
                                                        2003             2002             2001             2000
                                                     ----------       ----------       ----------       ----------
CLASS B SHARES
Net Asset Value, beginning of year                   $     7.30       $    10.38       $    13.91       $    23.88
Income from investment operations:
     Net investment loss                                  (0.17)           (0.18)           (0.13)           (0.11)
     Net realized and unrealized gains
       (losses) on securities                              2.37            (2.90)           (3.40)           (6.44)
                                                     ----------       ----------       ----------       ----------
         Total from investment
           operations                                      2.20            (3.08)           (3.53)           (6.55)
Less dividends and distributions:
     From net investment income                            0.00             0.00             0.00             0.00
     From net realized gains                               0.00             0.00             0.00            (3.42)
                                                     ----------       ----------       ----------       ----------
         Total distributions                               0.00             0.00             0.00            (3.42)
Net Asset Value, end of year                         $     9.50       $     7.30       $    10.38       $    13.91
                                                     ==========       ==========       ==========       ==========
Total return*                                             30.14%          (29.67%)         (25.38%)         (27.77%)
Ratios/Supplemental Data
     Net assets, end of year (000s)                  $   13,664       $   11,603       $   19,829       $   25,359
     Net expenses to average net assets#                   2.48%            2.22%            1.92%            1.80%
     Gross expenses to average net assets#                 2.48%            2.22%            1.93%            1.82%
     Net investment loss to
       average net assets                                 (1.41%)          (1.30%)          (1.20%)          (1.29%)
     Portfolio turnover rate@                               124%             139%             152%             182%

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                       YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------------
                                                        2003             2002             2001             2000
                                                     ----------       ----------       ----------       ----------
CLASS C SHARES
Net Asset Value, beginning of year                   $     7.29       $    10.36       $    13.92       $    23.88
Income from investment operations:
     Net investment loss                                  (0.19)           (0.26)           (0.18)           (0.10)
     Net realized and unrealized gains
       (losses) on securities                              2.38            (2.81)           (3.38)           (6.44)
                                                     ----------       ----------       ----------       ----------
         Total from investment
           operations                                      2.19            (3.07)           (3.56)           (6.54)
Less dividends and distributions:
     From net investment income                            0.00             0.00             0.00             0.00
     From net realized gains                               0.00             0.00             0.00            (3.42)
                                                     ----------       ----------       ----------       ----------
         Total distributions                               0.00             0.00             0.00            (3.42)
Net Asset Value, end of year                         $     9.48       $     7.29       $    10.36       $    13.92
                                                     ==========       ==========       ==========       ==========
Total return*                                             30.04%          (29.63%)         (25.58%)         (27.72%)
Ratios/Supplemental Data
     Net assets, end of year (000s)                  $    1,774       $    1,528       $    2,979       $    4,384
     Net expenses to average net assets#                   2.49%            2.37%            2.10%            1.80%
     Gross expenses to average net assets#                 2.49%            2.37%            2.11%            1.82%
     Net investment loss to
       average net assets                                 (1.42%)          (1.46%)          (1.38%)          (1.28%)
     Portfolio turnover rate@                               124%             139%             152%             182%

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                     YEAR ENDED DECEMBER 31,
                                         -------------------------------------------------------------------------------
                                             2003             2002             2001            2000              1999
                                         -----------      -----------      -----------      -----------      -----------
CLASS F SHARES
Net Asset Value, beginning of year       $      7.48      $     10.53      $     14.03      $     23.87      $     20.41
Income from investment operations:
    Net investment loss                        (0.17)           (0.22)           (0.15)           (0.21)           (0.09)
    Net realized and unrealized
      gains (losses) on securities              2.52            (2.83)           (3.35)           (6.21)            7.73
                                         -----------      -----------      -----------      -----------      -----------
         Total from investment
           operations                           2.35            (3.05)           (3.50)           (6.42)            7.64
Less dividends and distributions:
    From net investment income                  0.00             0.00             0.00             0.00             0.00^
    From net realized gains                     0.00             0.00             0.00            (3.42)           (4.18)
                                         -----------      -----------      -----------      -----------      -----------
         Total distributions                    0.00             0.00             0.00            (3.42)           (4.18)
Net Asset Value, end of year             $      9.83      $      7.48      $     10.53      $     14.03      $     23.87
                                         ===========      ===========      ===========      ===========      ===========
Total return                                   31.42%          (28.96%)         (24.95%)         (27.23%)          39.06%

Ratios/Supplemental Data
    Net assets, end of year (000s)       $   484,742      $   443,307      $   865,425      $ 1,441,466      $ 3,323,606
    Net expenses to average
      net assets#                               1.47%            1.37%            1.30%            1.06%            1.08%
    Gross expenses to average
      net assets#                               1.47%            1.38%            1.31%            1.07%            1.09%
    Net investment loss to
      average net assets                       (0.41%)          (0.46%)          (0.58%)          (0.58%)          (0.47%)
    Portfolio turnover rate@                     124%             139%             152%             182%             117%

^ Distributions from net investment income for the year ended December 31, 1999 aggregated less than $0.01 on a per share basis.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                       YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------------
                                                        2003             2002             2001             2000
                                                     ----------       ----------       ----------       ----------
CLASS R SHARES
Net Asset Value, beginning of year                   $     7.50       $    10.57       $    14.07       $    23.88
Income from investment operations:
     Net investment income (loss)                          0.01             0.01            (0.02)           (0.02)
     Net realized and unrealized gains
       (losses) on securities                              2.38            (3.08)           (3.48)           (6.37)
                                                     ----------       ----------       ----------       ----------
         Total from investment
           operations                                      2.39            (3.07)           (3.50)           (6.39)
Less dividends and distributions:
     From net investment income                            0.00             0.00             0.00             0.00
     From net realized gains                               0.00             0.00             0.00            (3.42)
                                                     ----------       ----------       ----------       ----------
         Total distributions                               0.00             0.00             0.00            (3.42)

Net Asset Value, end of year                         $     9.89       $     7.50       $    10.57       $    14.07
                                                     ==========       ==========       ==========       ==========
Total return                                              31.87%          (29.04%)         (24.88%)         (27.08%)

Ratios/Supplemental Data
     Net assets, end of year (000s)                  $    8,792       $    4,333       $    2,023       $        9
     Net expenses to average net assets#                   1.13%            1.30%            1.46%            0.79%
     Gross expenses to average net assets#                 1.13%            1.30%            1.46%            0.82%
     Net investment income (loss) to
       average net assets                                 (0.04%)          (0.34%)          (0.72%)          (0.29%)
     Portfolio turnover rate@                               124%             139%             152%             182%

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                       YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------------
                                                        2003             2002             2001             2000
                                                     ----------       ----------       ----------       ----------
CLASS T SHARES
Net Asset Value, beginning of year                   $     7.27       $    10.38       $    14.00       $    23.88
Income from investment operations:
     Net investment loss                                  (0.30)           (0.56)           (0.19)           (0.09)
     Net realized and unrealized gains
       (losses) on securities                              2.51            (2.55)           (3.43)           (6.37)
                                                     ----------       ----------       ----------       ----------
         Total from investment
           operations                                      2.21            (3.11)           (3.62)           (6.46)
Less dividends and distributions:
     From net investment income                            0.00             0.00             0.00             0.00
     From net realized gains                               0.00             0.00             0.00            (3.42)
                                                     ----------       ----------       ----------       ----------
         Total distributions                               0.00             0.00             0.00            (3.42)
Net Asset Value, end of year                         $     9.48       $     7.27       $    10.38       $    14.00
                                                     ==========       ==========       ==========       ==========
Total return*                                             30.40%          (29.96%)         (25.86%)         (27.38%)

Ratios/Supplemental Data
     Net assets, end of year (000s)                  $      220       $      208       $      621       $      802
     Net expenses to average net assets#                   2.22%            2.78%            2.55%            1.29%
     Gross expenses to average net assets#                 2.22%            2.78%            2.56%            1.32%
     Net investment loss to
       average net assets                                 (1.15%)          (1.89%)          (1.83%)          (0.80%)
     Portfolio turnover rate@                               124%             139%             152%             182%

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2003

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Ten series of shares are currently issued: Balanced, Discovery, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATIONS--An equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of Nasdaq and foreign securities for which an official closing price is provided, at the official closing price. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars.

   Debt securities are valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company's board of directors or, if such prices are not available, at the mean of the bid and asked quotations obtained from securities dealers. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region. The Fund amortizes premiums and discounts on all fixed-income securities.

   If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded, and it is determined that the event has materially affected the value of the security.

   SECURITY TRANSACTIONS--Security transactions are accounted for as of the date the securities are purchased or sold (trade date). Net realized gains and losses are determined on the basis of identified cost, which is also used for federal income tax purposes.

   FOREIGN SECURITIES AND CURRENCY TRANSACTIONS--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract, if any, is recorded as foreign currency gain or loss and would be presented as such in the Statement of Operations.

   Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

   FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

   INVESTMENT INCOME--Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends (if any) and capital gains (if any) annually. Dividends and distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

   EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.

   The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. FEES AND TRANSACTIONS WITH AFFILIATES

ADVISORY FEES--Founders Asset Management LLC ("Founders") serves as investment adviser to the Fund. Founders is an indirect wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.

   In accordance with an investment advisory agreement between the Company and Founders, the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1.00% of the first $30 million of net assets, 0.75% of the next $270 million of net assets, 0.70% of the next $200 million of net assets, and 0.65% of net assets in excess of $500 million.

   SHAREHOLDER SERVICING AND TRANSFER AGENCY FEES FOR CLASS F SHARES--The Company has a shareholder services agreement with Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus", an affiliate of Founders), whereby the Funds have agreed to compensate DSC for providing certain shareholder servicing functions to holders of Class F shares. During the period from May 1, 2003 through December 31, 2003, the Fund paid DSC a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account considered to be an open account at any time during a given month. Prior to May 1, 2003, the Company had a shareholder services agreement with Founders whereby the Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account considered to be an open account at any time during a given month. During the year ended December 31, 2003, Class F shares were charged $306,950 and $169,884, respectively, pursuant to these shareholder services agreements.

   Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for all of the Fund's share classes. With the exception of out-of-pocket charges, the fees charged by DTI with respect to the Fund's Class F shares are paid by DSC. The out-of-pocket charges from DTI are paid by the Fund. Prior to May 1, 2003, Investors Trust Company ("ITC") was the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC were paid by Founders. The out-of-pocket charges from ITC were paid by the Fund. During the year ended December 31, 2003, Class F shares were charged $212,499 and $67,909, respectively, for out-of-pocket transfer agent charges.

   TRANSFER AGENCY FEES FOR CLASS A, CLASS B, CLASS C, CLASS R, AND CLASS T SHARES--The fees charged by DTI with respect to the Fund's Class A, B, C, R, and T shares are paid by the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $12.23 to $12.84, per shareholder account considered to be an open account at any time during a given month, plus out-of-pocket charges. Class-specific transfer agency fees paid to DTI during the year ended December 31, 2003 were as follows:

                                                                     TRANSFER
                                                                    AGENCY FEES
                                                                    ----------
Class A                                                             $   20,202
Class B                                                             $   52,395
Class C                                                             $    6,820
Class R                                                             $    4,612
Class T                                                             $    1,298

   DISTRIBUTION AND SHAREHOLDER SERVICES PLANS--DSC also is the distributor of the Fund's shares. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing or servicing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year ended December 31, 2003, Class F shares were charged $1,186,649 pursuant to this Distribution Plan.

   The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under this plan, the Fund pays DSC a fee for distributing its Class B and C shares at the annual rate of 0.75% of the value of the average daily net assets of its Class B and C shares, respectively, and pays DSC a fee for distributing its Class T shares at the annual rate of 0.25% of the average daily net assets of its Class T shares.

   In addition, the Fund has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay DSC an annual fee of 0.25% of the value of their average daily net assets for the provision of certain services.

   Distribution and shareholder servicing fees paid to DSC by the Fund's Class A, B, C, and T shares for the year ended December 31, 2003, were as follows:

                                       DISTRIBUTION      SHAREHOLDER
                                           FEES         SERVICING FEES
                                      --------------    --------------
Class A                                       N/A         $  14,458
Class B                                 $  93,926         $  31,309
Class C                                 $  11,977         $   3,992
Class T                                 $     494         $     494

During the year ended December 31, 2003, DSC retained $622 and $19 in sales commissions from the sales of Class A and Class T shares, respectively. DSC also retained $37,121 and $80 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively.

   FUND ACCOUNTING AND ADMINISTRATIVE SERVICES FEES--The Funds have agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Fund on the first $500 million, 0.04% of the average daily net assets of the Fund on the next $500 million, and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services.

   CUSTODIAN FEES--Mellon Bank N.A., a wholly-owned subsidiary of Mellon Financial Corporation, serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian. The custodian has also agreed to a fee waiver for the Funds during the time periods and in the amounts set forth below:

                       TIME PERIOD        AMOUNT OF WAIVER
                    -----------------     ----------------
                    9/1/02 to 8/31/03        $  100,000
                    9/1/03 to 8/31/04        $  150,000
                    9/1/04 to 8/31/05        $  200,000
                    9/1/05 to 8/31/06        $  200,000

   The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2003, the Fund's portion of the fee waiver was $3,051. The amount paid to Mellon was reduced by this fee waiver amount.

   DIRECTORS COMPENSATION--The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Other Liabilities on the Statement of Assets and Liabilities. Deferral of directors' fees under the plan does not affect the net assets of the Fund.

   Certain officers of the Company are also officers and/or directors of Founders. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

   OTHER--During the year ended December 31, 2003, Founders reimbursed the Fund for a trading error, the amount of which was not material to the Fund.

3. FEDERAL TAX INFORMATION

Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sale losses, foreign currency transactions, net operating losses, and capital loss carryovers. Permanent differences identified during the year ended December 31, 2003 have been reclassified among the components of net assets as follows:

       UNDISTRIBUTED NET   UNDISTRIBUTED NET REALIZED
       INVESTMENT INCOME        GAINS AND LOSSES        PAID-IN CAPITAL
       -----------------   --------------------------   ---------------
       $       2,049,922            $   0               $    (2,049,922)

   The tax components of capital represent distribution requirements the Fund must satisfy under the income tax regulations and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below as of December 31, 2003 represent capital loss carryovers that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The utilization of acquired losses may be limited under federal tax laws. Post-October 31 foreign currency losses noted below, if any, may be used to offset future net investment income and thereby reduce future ordinary income distributions. These carryovers expire between December 31, 2007 and December 31, 2010. Net capital loss carryovers utilized in 2003 amounted to $19,881,060.

   The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2003 are noted below. The primary difference between book and tax appreciation or depreciation is wash sale loss deferrals.

Accumulated Capital Losses                          $   766,225,012
Post-October Capital Loss Deferral                  $     5,914,879
Federal Tax Cost                                    $   479,733,957
Gross Tax Appreciation of Investments               $    65,953,511
Gross Tax Depreciation of Investments               $    (9,801,240)
Net Tax Appreciation                                $    56,152,271

4. CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 750 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                          YEAR                                YEAR
                                                          ENDED                               ENDED
                                                         12/31/03                            12/31/02
                                               -------------------------------     -------------------------------
                                                  SHARES            AMOUNT            SHARES           AMOUNT
                                               ------------    ---------------     -------------   ---------------
CLASS A
      Sold                                          102,390    $       863,766           176,909   $     1,575,474
      Issued in Connection with
         Acquisition                                      0    $             0             8,437   $        83,443
      Redeemed                                     (133,313)   $    (1,122,444)         (235,763)  $    (2,098,062)
      NET DECREASE                                  (30,923)   $      (258,678)          (50,417)  $      (439,145)
CLASS B
      Sold                                           95,258    $       810,696           117,855   $     1,071,298
      Issued in Connection with
         Acquisition                                      0    $             0            30,576   $       297,814
      Redeemed                                     (245,915)   $    (2,033,892)         (469,578)  $    (3,943,995)
      NET DECREASE                                 (150,657)   $    (1,223,196)         (321,147)  $    (2,574,883)
CLASS C
      Sold                                           22,136    $       191,985            19,428   $       176,384
      Issued in Connection with
         Acquisition                                      0    $             0             3,774   $        36,681
      Redeemed                                      (44,718)   $      (358,636)         (100,964)  $      (869,314)
      NET DECREASE                                  (22,582)   $      (166,651)          (77,762)  $      (656,249)
CLASS F
      Sold                                        5,549,619    $    46,590,327         6,324,146   $    57,283,483
      Issued in Connection with
         Acquisition                                      0    $             0           162,005   $     1,602,235
      Redeemed                                  (15,507,433)   $  (134,909,651)      (29,363,216)  $  (269,338,661)
      NET DECREASE                               (9,957,814)   $   (88,319,324)      (22,877,065)  $  (210,452,943)
CLASS R
      Sold                                          388,827    $     3,417,348           440,296   $     3,853,596
      Issued in Connection with
         Acquisition                                      0    $             0                48   $           475
      Redeemed                                      (77,669)   $      (680,742)          (54,408)  $      (477,386)
      NET INCREASE                                  311,158    $     2,736,606           385,936   $     3,376,685
CLASS T
      Sold                                              856    $         6,961             1,782   $        16,192
      Issued in Connection with
         Acquisition                                      0    $             0               791   $         7,690
      Redeemed                                       (6,333)   $       (48,540)          (33,797)  $      (295,522)
      NET DECREASE                                   (5,477)   $       (41,579)          (31,224)  $      (271,640)

5. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the year ended December 31, 2003 were $565,669,867 and $625,074,961, respectively.

6. LINE OF CREDIT

The Company has a line of credit arrangement ("LOC") with State Street Bank and Trust Company, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $50 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $50 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2003, the Fund did not have any borrowings under the LOC.

7. ACQUISITION OF DREYFUS FOUNDERS FOCUS FUND

On February 22, 2002, the Fund acquired all the net assets of Dreyfus Founders Focus Fund ("Focus") pursuant to a plan of reorganization approved by Focus shareholders on February 15, 2002. The acquisition was accomplished by a tax-free exchange of Class A, Class B, Class C, Class F, Class R, and Class T shares of the Fund in the amount of 8,437, 30,576, 3,774, 162,005, 48, and 791 shares, respectively, (valued at $83,443, $297,814, $36,681, $1,602,235, $475, and $7,690, respectively) for the 14,562, 52,804, 6,515, 279,701, 80, and 1,328
Focus Class A, Class B, Class C, Class F, Class R, and Class T shares outstanding, respectively, on February 22, 2002. Focus' net assets on that date, $2,028,338, including $145,042 of unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund and Focus immediately before the acquisition were $808,857,376 and $2,028,338, respectively.

8. LEGAL MATTERS

PFEIFFER V. THE DREYFUS CORPORATION

On December 9, 2003, a purported shareholder in the Dreyfus Premier NexTech Fund brought an action against Dreyfus seeking to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to the Dreyfus Founders Funds (other than Dreyfus Founders Money Market Fund) and two Dreyfus Premier Funds. Plaintiff claims that the funds were closed to new investors but that Dreyfus nonetheless improperly continued to charge Rule 12b-1 fees for marketing and distribution services in violation of Section 36(b) of the Investment Company Act of 1940 and in breach of its common law fiduciary duties. Plaintiff also seeks to recover a portion of the investment advisory fees charged to the closed funds while Dreyfus was "in breach of its fiduciary duties" and to enjoin Dreyfus from collecting additional 12b-1 fees from those funds, as well as an award of attorneys' fees and litigation expenses.

HAYS V. MELLON FINANCIAL CORP., ET AL.

On January 30, 2004, a purported shareholder in the Dreyfus Disciplined Stock Fund filed a class action against Mellon Financial Corporation, Mellon Bank, Dreyfus, Founders, and the directors of the Dreyfus Founders Funds and all or substantially all of the Dreyfus Funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of Sections 34(b), 36(b), and 48(a) of the Investment Company Act of 1940, Section 215 of the Investment Advisers Act of 1940, and common law claims. The action seeks to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to various funds for marketing and distribution services. More specifically, the Plaintiff claims, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus and Dreyfus Founders Funds over other funds, and that such payments were not disclosed to investors. In addition, Plaintiff asserts that economies of scale and soft-dollar benefits were not passed on to investors. Plaintiff further alleges that 12b-1 fees charged to certain funds that were closed to new investors were also improper. The complaint seeks compensatory and punitive damages, rescission of the advisory contracts, an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses.

These actions will be defended vigorously, and management of the Fund believes they are without merit.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Growth Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Denver, Colorado
February 12, 2004

YOUR BOARD REPRESENTATIVES
(UNAUDITED)

The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below along with the year in which they joined the Board in parentheses, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 75, resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

DIRECTORS

EUGENE H. VAUGHAN, CFA, 70. Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan Nelson Investment Management, LP, an investment counseling firm. Director, Encore Bank. Director, Greater Houston Partnership, and Chairman, Center for Houston's Future, both of which are non-profit organizations. Founding Chairman and former Governor, Association for Investment Management and Research. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation. (1970)

ALAN S. DANSON, 64. Private investor. Formerly, President and Director, D.H. Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Formerly, Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service (1996 to 1999). Director, CaseShare Systems, LLP, a document management company. Director, Gore Range Natural Science School and The Les Streeter Programs, Inc., both of which are non-profit organizations. (1991)

JOAN D. MANLEY, 71. Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. (1960 to 1984). Director, Sara Lee Corporation and Moore Wallace Corporation, a printing company. (1998)

ROBERT P. MASTROVITA, 59. Private Investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy. (1998)

TRYGVE E. MYHREN, 67. President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Meguntucook Funds, a venture capital firm (1998 to Present). Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and Communications Corporation (now Time Warner cable) (1981 to 1988). Director, Advanced Marketing Services, Inc. Trustee and Chairman of Finance Committee, the University of Denver. Trustee, U.S. Ski and Snowboard Team Foundation and the Denver Art Museum. (1996)

GEORGE W. PHILLIPS, 65. Retired. Vice Chairman of the Board, Chairman of the Finance Committee, and Chairman of the Investment Committee, Children's Medical Center of Boston. Formerly, President and Chief Executive Officer of Warren Bancorp, Inc. and Warren Five Cents Savings Bank (1992 to 1997). (1998)

JAY A. PRECOURT, 66. Chairman, CEO, and Director, Scissor Tail Energy, LLC (2000 to present). Managing General Partner, Precourt Interests, Ltd., an energy and investments company (1995 to present). President, Skylark Enterprises, Inc., a ranching and real estate business. Formerly, President, CEO, Vice Chairman and Director, Tejas Energy, LLC and predecessor companies (1987 to 1999). Director, Halliburton Company, an energy services company. Director, The Timken Company, a manufacturing company. Director, Apache Corporation, an oil and gas company. Chairman and Director, Hermes Consolidated, Inc., an energy transportation and crude oil refining company. (1983)

PRINCIPAL OFFICERS

RICHARD W. SABO, 46. President of the Funds since 2000 and Principal Executive Officer of the Funds since 2002. Founders' President and Chief Executive Officer, Member of Founders' Board of Managers and Director of Dreyfus (1998 to present). Executive Vice President of DSC since 2003. Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 46. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President-Administration and Treasurer. Vice President of DSC since 2003. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 48. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President-Legal, General Counsel and Secretary. Assistant Secretary of DSC since 2003. Employed by Founders and its predecessor company since 1996.

ROBERT T. KELLY, 34. Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Funds since 2003. Founders' Vice President of Portfolio Accounting since 2000. Formerly, Assistant Treasurer of the Funds (2000 to 2003), and Head of Equity Desk for ABN Amro Trust Company (Cayman) Limited (1998 to 2000).

WILLIAM G. GERMENIS, 33. Anti-Money Laundering Compliance Officer for the Class A, Class B, Class C, Class R, and Class T shares of the Funds since 2002 and for the Class F shares of the Funds since 2003. Vice President of MBSC, LLC since 2002. Vice President and Anti-Money Laundering Compliance Officer of DSC and Anti-Money Laundering Compliance Officer of investment companies managed by Dreyfus. Employed by DSC since 1998.

The directors and officers may be contacted at Founders' address appearing on the back cover, except for Mr. Germenis who can be contacted at 200 Park Avenue, New York, New York 10166.

DREYFUS FOUNDERS GROWTH FUND
P.O. Box 55360
Boston, MA  02205-8252
1-800-525-2440
www.founders.com

INVESTMENT MANAGER
Founders Asset Management LLC
A MELLON FINANCIAL COMPANY(SM)
210 University Boulevard, Suite 800
Denver, CO  80206

DISTRIBUTOR
Dreyfus Service Corporation
200 Park Avenue
New York, NY  10166

Additional information about the Fund and its directors is available in the Fund's Statement of Additional Information, which can be obtained free of charge by contacting the Fund.

   This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money. Date of first use:
February 27, 2004

   Dreyfus Service Corporation, Distributor. (C)2004 Founders Asset Management LLC.

                                                                    A-646-GRO-03

ANNUAL REPORT

DREYFUS FOUNDERS

GROWTH AND INCOME FUND

INVESTMENT UPDATE

DECEMBER 31, 2003

[DREYFUS FOUNDERS FUNDS LOGO]
THE GROWTH SPECIALISTS

TABLE OF CONTENTS

Management Overview                                    3

Statement of Investments                              10

Statement of Assets and Liabilities                   15

Statement of Operations                               17

Statements of Changes in Net Assets                   18

Financial Highlights                                  19

Notes to Financial Statements                         25

Report of Independent Auditors                        35

Other Tax Information                                 36

Your Board Representatives                            37

PAPERLESS DELIVERY OF THIS REPORT

[GRAPHIC]

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this Annual Report are available, we'll send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website.

   To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and help the Fund reduce printing and postage charges by enrolling today at www.founders.com/ecommunications. If you own Funds through a third party, enroll at www.icsdelivery.com.


The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. Companies appearing in bold print on pages 3-9 were owned by the Fund on December 31, 2003. The amounts of these holdings are included in the Statement of Investments.

          - NOT FDIC-INSURED  - NOT BANK-GUARANTEED  - MAY LOSE VALUE

MANAGEMENT OVERVIEW

[PHOTO OF JOHN B. JARES]

A DISCUSSION WITH PORTFOLIO MANAGER JOHN B. JARES, CFA

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2003?

The year saw equity markets reinvigorated as uncertainty and an appetite for lower-risk investments soon gave way to confidence and heightened expectations in the domestic economy. Dreyfus Founders Growth and Income Fund fared well during the period when compared to its benchmark, the Standard & Poor's 500 Index, which posted a return of 28.68%.

IN WHAT BROAD ECONOMIC AND MARKET ENVIRONMENT DID THE FUND PERFORM IN 2003?

2003 began sluggishly with falling equity prices, uncertainty over the possible war in Iraq and continuing corporate malfeasance stunting confidence in the equity markets as investors searched for lower risk, more defensive securities in which to invest.

   However, by the second quarter of the year, the market experienced an upswing, spurred by the easing of the uncertainty surrounding the hostilities in Iraq. Although economic statistics supplied by the government and other organizations continued to show mixed results, investors' renewed confidence

[SIDENOTE]

"IT WAS IN THE CONSUMER DISCRETIONARY AND CONSUMER STAPLES SECTORS WHERE WE FOUND THE MOST COMPELLING GROWTH AND INVESTMENT OPPORTUNITIES."

in equity markets, the pace of economic growth and falling interest rates drew investors' attention toward less-defensive vehicles and back to the equity market.

   The market's rise was driven by various economic improvements during the course of the year. Better-than-expected corporate profit growth, the easing of geopolitical uncertainty, the Federal Reserve's accommodative monetary policy and President Bush's fiscal stimulus plan were major factors in the improving economic trends. And although some weights on the economic recovery still existed during the year, expectations that these may continue to ease in the coming year remained strong.

WHAT MANAGEMENT DECISIONS POSITIVELY IMPACTED FUND PERFORMANCE FOR THE PERIOD?

The Fund was able to take advantage of the improving economic environment during the twelve months ended December 31. It was in the consumer discretionary and consumer staples sectors where we found

[SIDENOTE]

PERFORMANCE HIGHLIGHTS

- By the second quarter of the year, the market experienced an upswing that continued throughout the year, spurred by the initiation and successful conclusion to major hostilities in Iraq.

- Relative performance was driven by Fund holdings in the technology, consumer staples and consumer discretionary sectors as well as favorable stock selection and overweight positions in select sectors versus the benchmark.

- An infusion of consumer capital, driven by the improving economy, bolstered the consumer discretionary sector's performance. Paired with the Fund's relative overweight position and strong stock selection in this sector, this helped boost Fund returns.

- Weak stock selection in the information technology sector and the Fund's cash position detracted from overall Fund performance during the year.

some of the most compelling growth and investment opportunities. An infusion of consumer capital, driven by the improving economy, bolstered the performance of these sectors. Strong stock selection buoyed overall Fund performance with names such as BEST BUY COMPANY, INC., ROYAL CARIBBEAN CRUISES LIMITED, and ESTEE LAUDER COMPANIES, INC. Best Buy's success was driven by solid execution and market share gains from primary competitors like Circuit City, Tweeter and Ultimate Electronics. An improvement in consumer spending also helped company performance as new product cycles such as HDTV and digital photography sparked consumer interest. One of the Fund's largest holdings during the period, Royal Caribbean's performance was helped by an increase in demand for leisure travel, solid execution and excellent product positioning. Estee Lauder posted better-than-expected revenue and earnings growth as the company benefited from a rebound in high-end consumer demand in the United States and abroad.

   The healthcare sector was the second largest contributor to the Fund's relative performance. Although a few specific healthcare holdings underperformed during the period, strong stock selection paired with an underweight position versus the benchmark had a positive effect on the Fund's relative return.

[SIDENOTE]

LARGEST EQUITY HOLDINGS (TICKER SYMBOL)

 1.  SPDR Trust Series 1 (SPY)                     5.22%
 2.  General Electric Company (GE)                 3.75%
 3.  Estee Lauder Companies, Inc. (EL)             2.30%
 4.  Royal Caribbean Cruises Limited (RCL)         2.28%
 5.  Microsoft Corporation (MSFT)                  2.07%
 6.  MBNA Corporation (KRB)                        1.98%
 7.  Maxim Integrated Products, Inc. (MXIM)        1.94%
 8.  Nordstrom, Inc. (JWN)                         1.86%
 9.  Wells Fargo & Company (WFC)                   1.84%
10.  Linear Technology Corporation (LLTC)          1.84%

   Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

   Several stock picks within the technology sector also favorably impacted performance. Notable among these strong performers are names such as INTEL CORPORATION, VERITAS SOFTWARE CORPORATION, and CISCO SYSTEMS, INC. Intel benefited from robust demand for personal computers driven primarily by consumers. VERITAS Software posted excellent revenue

[SIDE NOTE]

[CHART]

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Growth and Income Fund on 12/31/93 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

      The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market. The total return figures cited for this index assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

and earnings growth as business enterprise spending on storage-related software rebounded from 2002's very low levels. Cisco Systems gained from both a rebound in enterprise spending on networking equipment as well as recent product introductions.

   The least compelling area for investment in 2003 was in the long distance and local telephone industries within the telecommunications sector. These industries continued to present lackluster performance during the year, so the Fund limited its exposure to this sector, reducing the potential negative impact.

[SIDENOTE]

   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03

                                                        1         5       10         SINCE
CLASS (INCEPTION DATE)                                 YEAR     YEARS    YEARS     INCEPTION
--------------------------------------------------------------------------------------------
CLASS A SHARES  (12/31/99)
 With sales charge (5.75%)                             23.01%       --        --      (12.05%)
 Without sales charge                                  30.52%       --        --      (10.75%)
CLASS B SHARES  (12/31/99)
 With redemption*                                      25.41%       --        --      (11.80%)
 Without redemption                                    29.41%       --        --      (11.17%)
CLASS C SHARES  (12/31/99)
 With redemption**                                     28.34%       --        --      (11.58%)
 Without redemption                                    29.34%       --        --      (11.58%)
CLASS F SHARES  (7/5/38)                               30.67%    (5.73%)    5.39%        N/A
CLASS R SHARES  (12/31/99)                             30.55%       --        --      (10.55%)
CLASS T SHARES  (12/31/99)
 With sales charge (4.50%)                             23.38%       --        --      (12.30%)
 Without sales charge                                  29.20%       --        --      (11.28%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but does reflect the reinvestment of dividends and capital gain distributions, expense limits for certain share classes, and adjustments for financial statement purposes.

   *The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

   **The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

WHAT MANAGEMENT DECISIONS HINDERED PERFORMANCE DURING THE YEAR?

Weak stock selection in the strong-performing technology sector detracted from overall Fund performance during the year. BMC Software, Inc., a provider of e-business systems management software, exhibited sluggish sales trends for their software products during most of 2003, and revised earnings expectations lower. By the end of the year the company began to see better trends, however the Fund had sold the stock before this uptick in sales. Other negative contributors to Fund performance included KOHL'S CORPORATION, an operator of specialty department stores, which posted lackluster sales and lower margins as consumers shifted spending to other, higher-end retailers. Biotechnology company, Medimmune, Inc. saw its stock price move lower as the company's nasal flu vaccine, FluMist, proved a disappointing product launch. A relatively high price combined with restrictive handling requirements and limited distribution resulted in poor

[SIDENOTE]

[CHART]

PORTFOLIO COMPOSITION

Information Technology           23.59%
Consumer Discretionary           19.84%
Industrials                      10.82%
Financials                        9.55%
Healthcare                        7.83%
Consumer Staples                  6.89%
Energy                            3.81%
Materials                         1.79%
Telecommunications Services       1.66%
Other                             5.22%
Cash & Equivalents                9.00%

   The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

demand for the product. Wyeth, which partnered with Medimmune on the launch of FluMist, also suffered poor stock price performance driven by continued concern over diet drug litigation and the general lackluster performance experienced by most large pharmaceutical companies.

   Our management of the Fund continued to be driven primarily by our bottom-up intensive research approach rather than macro-economic events. However, a relatively high cash position in the first two months of the year helped buffer the decline experienced in equity prices. A lowering of the Fund's cash position in early March helped Fund performance as the commencement of the war in Iraq sparked the rally in stock prices.

   Even after this reduction, however, the Fund's cash position, which averaged 7.84% for the year, hampered returns the Fund might have otherwise seen in the strong market environment.

   An underweight position in the financials sector impeded Fund performance for the year. Although some strong stock selection within this sector helped reduce the negative effect that allocation had on performance, it was not enough to counter-balance the overall negative impact.

   Weak stock selection and an overweight position in the energy sector also dampened the Fund's relative performance over the 12-month period.

As we move forward into 2004, our overall strategy remains unchanged. We will continue to rely upon our bottom-up, fundamental-based intensive research approach to seek companies we believe are capable of posting strong future revenue and earnings growth at valuations that make sense.


/s/ John B. Jares


John B. Jares, CFA
Portfolio Manager

STATEMENT OF INVESTMENTS
December 31, 2003

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------
COMMON STOCKS (DOMESTIC)-84.9%

AEROSPACE & DEFENSE-1.0%
      13,375   General Dynamics Corporation                         $      1,208,959
      24,850   Lockheed Martin Corporation                                 1,277,290
                                                                    ----------------
                                                                           2,486,249
                                                                    ----------------
AIRLINES-0.9%
      80,575   AMR Corporation*                                            1,043,446
      79,400   Northwest Airlines Corporation Class A*                     1,002,028
                                                                    ----------------
                                                                           2,045,474
                                                                    ----------------
ALUMINUM-1.0%
      60,950   Alcoa, Inc.                                                 2,316,100
                                                                    ----------------
APPAREL RETAIL-0.6%
      62,050   Gap, Inc.                                                   1,440,181
                                                                    ----------------
APPLICATION SOFTWARE-0.6%
      58,650   PeopleSoft, Inc.*                                           1,337,220
                                                                    ----------------
ASSET MANAGEMENT & CUSTODY BANKS-0.9%
      67,450   SEI Investments Company                                     2,055,202
                                                                    ----------------
BIOTECHNOLOGY-2.5%
      26,810   Amgen, Inc.*                                                1,656,858
      71,200   Gilead Sciences, Inc.*                                      4,139,568
                                                                    ----------------
                                                                           5,796,426
                                                                    ----------------
BROADCASTING & CABLE TV-2.2%
      13,950   Clear Channel Communications, Inc.                            653,279
      68,550   Comcast Corporation Special Class A*                        2,144,244
      72,050   Cox Communications, Inc. Class A*                           2,482,123
                                                                    ----------------
                                                                           5,279,646
                                                                    ----------------
CASINOS & GAMING-0.8%
      43,125   Mandalay Resort Group                                       1,928,550
                                                                    ----------------

[SIDENOTE]

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

AU  Australia
AT  Austria
BD  Bermuda
BE  Belgium
BR  Brazil
CA  Canada
CI  Channel Islands
CN  China
DE  Denmark
FI  Finland
FR  France
GE  Germany
GR  Greece
HK  Hong Kong
ID  Indonesia
IE  Ireland
IN  India
IS  Israel
IT  Italy
JA  Japan
KR  South Korea
LU  Luxembourg
MA  Malaysia
NE  Netherlands
NW  Norway
PT  Portugal
PU  Puerto Rico
SA  South Africa
SG  Singapore
SP  Spain
SW  Sweden
SZ  Switzerland
TH  Thailand
TW  Taiwan
UK  United Kingdom
VI  Virgin Islands

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT-1.7%
     166,038   Cisco Systems, Inc.*                                 $      4,033,063
                                                                    ----------------
COMPUTER & ELECTRONICS RETAIL-0.7%
      31,424   Best Buy Company, Inc.                                      1,641,590
                                                                    ----------------
COMPUTER HARDWARE-1.7%
      42,175   International Business Machines Corporation                 3,908,779
                                                                    ----------------
COMPUTER STORAGE & PERIPHERALS-0.9%
     156,175   EMC Corporation*                                            2,017,781
                                                                    ----------------
CONSUMER FINANCE-2.0%
     188,456   MBNA Corporation                                            4,683,132
                                                                    ----------------
DATA PROCESSING & OUTSOURCED SERVICES-1.1%
      68,875   Fiserv, Inc.*                                               2,721,251
                                                                    ----------------
DEPARTMENT STORES-3.1%
      31,600   Kohl's Corporation*                                         1,420,104
     128,516   Nordstrom, Inc.                                             4,408,099
      31,000   Sears Roebuck & Company                                     1,410,190
                                                                    ----------------
                                                                           7,238,393
                                                                    ----------------
DIVERSIFIED BANKS-3.2%
      10,325   Bank of America Corporation                                   830,440
      53,575   Bank One Corporation                                        2,442,484
      74,075   Wells Fargo & Company                                       4,362,277
                                                                    ----------------
                                                                           7,635,201
                                                                    ----------------
DIVERSIFIED COMMERCIAL SERVICES-1.8%
     191,925   Cendant Corporation*                                        4,274,170
                                                                    ----------------
DRUG RETAIL-1.5%
      96,800   Walgreen Company                                            3,521,584
                                                                    ----------------
EXCHANGE TRADED FUNDS-5.2%
     110,950   SPDR Trust Series 1                                        12,347,626
                                                                    ----------------
FOOD RETAIL-0.5%
      57,100   Safeway, Inc.*                                              1,251,061
                                                                    ----------------
GOLD-0.8%
      39,225   Newmont Mining Corporation                                  1,906,727
                                                                    ----------------
HEALTHCARE EQUIPMENT-0.4%
      28,500   Boston Scientific Corporation*                              1,047,660
                                                                    ----------------
HOME IMPROVEMENT RETAIL-1.2%
      78,525   Home Depot, Inc.                                            2,786,852
                                                                    ----------------
HOTELS, RESORTS & CRUISE LINES-1.7%
      60,100   Carnival Corporation                                        2,387,773
      44,175   Starwood Hotels & Resorts Worldwide, Inc.                   1,588,975
                                                                    ----------------
                                                                           3,976,748
                                                                    ----------------

* NON-INCOME PRODUCING.

  SPDR - STANDARD AND POOR'S DEPOSITARY RECEIPT

  SEE NOTES TO FINANCIAL STATEMENTS.

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS-1.1%
      26,550   Procter & Gamble Company                             $      2,651,814
                                                                    ----------------
HYPERMARKETS & SUPER CENTERS-0.5%
      22,000   Wal-Mart Stores, Inc.                                       1,167,100
                                                                    ----------------
INDUSTRIAL CONGLOMERATES-4.3%
      15,900   3M Company                                                  1,351,977
     286,700   General Electric Company                                    8,881,966
                                                                    ----------------
                                                                          10,233,943
                                                                    ----------------
INDUSTRIAL MACHINERY-0.6%
      16,075   Illinois Tool Works, Inc.                                   1,348,853
                                                                    ----------------
INTEGRATED OIL & GAS-1.8%
     105,116   Exxon Mobil Corporation                                     4,309,756
                                                                    ----------------
INTEGRATED TELECOMMUNICATION SERVICES-0.9%
      64,225   Verizon Communications, Inc.                                2,253,013
                                                                    ----------------
INVESTMENT BANKING & BROKERAGE-1.3%
     163,850   Charles Schwab Corporation                                  1,939,984
      17,950   Morgan Stanley                                              1,038,767
                                                                    ----------------
                                                                           2,978,751
                                                                    ----------------
LEISURE FACILITIES-2.3%
     155,150   Royal Caribbean Cruises Limited                             5,397,669
                                                                    ----------------
MOVIES & ENTERTAINMENT-4.3%
     208,475   Time Warner, Inc.*                                          3,750,465
      60,675   Viacom, Inc. Class B                                        2,692,757
     159,450   Walt Disney Company                                         3,719,969
                                                                    ----------------
                                                                          10,163,191
                                                                    ----------------
MULTI-LINE INSURANCE-1.0%
      36,450   American International Group, Inc.                          2,415,906
                                                                    ----------------
OIL & GAS DRILLING-0.2%
      20,625   GlobalSantaFe Corporation                                     512,119
                                                                    ----------------
OIL & GAS EQUIPMENT & SERVICES-0.8%
      46,950   Smith International, Inc.*                                  1,949,364
                                                                    ----------------
OIL & GAS EXPLORATION & PRODUCTION-0.9%
      27,688   Apache Corporation                                          2,245,497
                                                                    ----------------
OTHER DIVERSIFIED FINANCIAL SERVICES-1.2%
      58,099   Citigroup, Inc.                                             2,820,125
                                                                    ----------------
PERSONAL PRODUCTS-2.3%
     138,500   Estee Lauder Companies, Inc. Class A                        5,437,510
                                                                    ----------------
PHARMACEUTICALS-3.9%
      45,625   Johnson & Johnson                                           2,356,988
      26,200   Merck & Company, Inc.                                       1,210,440
      88,434   Pfizer, Inc.                                                3,124,373
      58,950   Wyeth                                                       2,502,428
                                                                    ----------------
                                                                           9,194,229
                                                                    ----------------

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------
PUBLISHING-1.6%
      28,500   Gannett Company, Inc.                                $      2,541,060
      23,775   Tribune Company                                             1,226,790
                                                                    ----------------
                                                                           3,767,850
                                                                    ----------------
RAILROADS-1.6%
      55,875   Union Pacific Corporation                                   3,882,195
                                                                    ----------------
SEMICONDUCTOR EQUIPMENT-1.0%
      16,150   KLA-Tencor Corporation*                                       947,521
      31,025   Novellus Systems, Inc.*                                     1,304,601
                                                                    ----------------
                                                                           2,252,122
                                                                    ----------------
SEMICONDUCTORS-7.0%
      20,775   Broadcom Corporation*                                         708,220
      88,803   Intel Corporation                                           2,859,457
     103,250   Linear Technology Corporation                               4,343,728
      92,025   Maxim Integrated Products, Inc.                             4,582,845
     106,700   Xilinx, Inc.*                                               4,133,558
                                                                    ----------------
                                                                          16,627,808
                                                                    ----------------
SOFT DRINKS-1.0%
      44,700   Coca-Cola Company                                           2,268,525
                                                                    ----------------
SPECIALTY STORES-1.4%
      45,650   Staples, Inc.*                                              1,246,245
      45,925   Tiffany & Company                                           2,075,810
                                                                    ----------------
                                                                           3,322,055
                                                                    ----------------
SYSTEMS SOFTWARE-5.2%
      20,125   Adobe Systems, Inc.                                           790,913
     177,766   Microsoft Corporation                                       4,895,676
     233,725   Oracle Corporation*                                         3,085,170
      93,454   VERITAS Software Corporation*                               3,472,751
                                                                    ----------------
                                                                          12,244,510
                                                                    ----------------
WIRELESS TELECOMMUNICATION SERVICES-0.7%
      60,000   Nextel Communications, Inc.*                                1,683,600
                                                                    ----------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$175,063,499)                                                      200,804,171
                                                                    ----------------
COMMON STOCKS (FOREIGN)-6.1%
APPLICATION SOFTWARE-1.6%
      91,075   SAP AG Sponsored ADR (GE)                                   3,785,077
                                                                    ----------------
COMMUNICATIONS EQUIPMENT-1.0%
     132,100   Nokia Oyj Sponsored ADR (FI)                                2,245,700
                                                                    ----------------
IT CONSULTING & OTHER SERVICES-1.0%
      94,325   Accenture Limited Class A ADR (BD)*                         2,482,634
                                                                    ----------------

* NON-INCOME PRODUCING.

  ADR - AMERICAN DEPOSITARY RECEIPT

  SEE NOTES TO FINANCIAL STATEMENTS.

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------
PHARMACEUTICALS-1.0%
      44,000   Teva Pharmaceutical Industries Limited Sponsored
               ADR (IS)                                             $      2,495,240
                                                                    ----------------
RAILROADS-0.6%
      20,775   Canadian National Railway Company (CA)                      1,314,642
                                                                    ----------------
SEMICONDUCTOR EQUIPMENT-0.6%
      74,500   ASM Lithography Holding NV NY Shares (NE)*                  1,493,725
                                                                    ----------------
SEMICONDUCTORS-0.3%
      17,200   Marvell Technology Group Limited (BD)*                        652,396
                                                                    ----------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$10,893,933)                                                        14,469,414
                                                                    ----------------

PRINCIPAL AMOUNT                                                      AMORTIZED COST
------------------------------------------------------------------------------------
U.S. AGENCY DISCOUNT NOTES-5.8%
$ 13,600,000   Federal National Mortgage Association
               0.75% 1/2/04                                         $     13,599,717
                                                                    ----------------
TOTAL U.S. AGENCY DISCOUNT NOTES
(AMORTIZED COST-$13,599,717)                                              13,599,717
                                                                    ----------------
CORPORATE SHORT-TERM NOTES-2.2%

DIVERSIFIED COMMERCIAL SERVICES-2.2%
   5,300,000   TransAmerica Finance Corporation
               1.04% 1/5/04                                                5,299,388
                                                                    ----------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$5,299,388)                                                5,299,388
                                                                    ----------------
TOTAL INVESTMENTS-99.0%
(TOTAL COST-$204,856,537)                                                234,172,690
OTHER ASSETS AND LIABILITIES-1.0%                                          2,402,749
                                                                    ----------------
NET ASSETS-100.0%                                                   $    236,575,439
                                                                    ================

* NON-INCOME PRODUCING.

  ADR - AMERICAN DEPOSITARY RECEIPT

  SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003

ASSETS
Investment securities, at cost                                 $ 204,856,537
                                                               -------------
Investment securities, at market                                 234,172,690
Cash                                                                 589,837
Receivables:
   Investment securities sold                                      7,565,743
   Capital shares sold                                                31,476
   Dividends                                                         315,216
                                                               -------------
     Total Assets                                                242,674,962
                                                               -------------
LIABILITIES
Payables and other liabilities:
   Investment securities purchased                                 5,699,321
   Capital shares redeemed                                            75,929
   Advisory fees                                                     127,934
   Shareholder servicing fees                                         24,121
   Accounting fees                                                    11,809
   Distribution fees                                                  34,790
   Transfer agency fees                                               42,677
   Custodian fees                                                        292
   Other                                                              82,650
                                                               -------------
     Total Liabilities                                             6,099,523
                                                               -------------
Net Assets                                                     $ 236,575,439
                                                               =============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus)                        $ 332,380,794
Undistributed net investment income                                   79,859
Accumulated net realized loss from security transactions        (125,201,367)
Net unrealized appreciation on investments                        29,316,153
                                                               -------------
     Total                                                     $ 236,575,439
                                                               =============

SEE NOTES TO FINANCIAL STATEMENTS.

Net Assets--Class A                                            $     935,431
Shares Outstanding--Class A                                          208,566
Net Asset Value, Redemption Price Per Share                    $        4.49
Maximum offering price per share (net asset value plus
   sales charge of 5.75% of offering price)                    $        4.76

Net Assets--Class B                                            $   1,709,420
Shares Outstanding--Class B                                          388,523
Net Asset Value, Offering and Redemption Price (excluding
   applicable contingent deferred sales charge) Per Share      $        4.40

Net Assets--Class C                                            $     356,875
Shares Outstanding--Class C                                           82,649
Net Asset Value, Offering and Redemption Price (excluding
   applicable contingent deferred sales charge) Per Share      $        4.32

Net Assets--Class F                                            $ 233,332,949
Shares Outstanding--Class F                                       51,002,185
Net Asset Value, Offering and Redemption Price Per Share       $        4.57

Net Assets--Class R                                            $     211,072
Shares Outstanding--Class R                                           46,585
Net Asset Value, Offering and Redemption Price Per Share       $        4.53

Net Assets--Class T                                            $      29,692
Shares Outstanding--Class T                                            6,774
Net Asset Value, Redemption Price Per Share                    $        4.38
Maximum offering price per share (net asset value plus sales
   charge of 4.50% of offering price)                          $        4.59

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended December 31, 2003

INVESTMENT INCOME:
   Dividends                                                   $   2,343,606
   Interest                                                          177,482
   Foreign taxes withheld                                            (12,343)
                                                               -------------
     Total Investment Income                                       2,508,745
                                                               -------------
EXPENSES:
   Advisory fees--Note 2                                           1,371,576
   Shareholder servicing fees--Note 2                                302,947
   Accounting fees--Note 2                                           126,598
   Distribution fees--Note 2                                         166,608
   Transfer agency fees--Note 2                                      148,107
   Registration fees                                                  61,867
   Postage and mailing expenses                                       48,057
   Custodian fees and expenses--Note 2                                 8,790
   Printing expenses                                                  42,990
   Legal and audit fees                                               36,497
   Directors' fees and expenses--Note 2                               45,305
   Other expenses                                                     55,476
                                                               -------------
     Total Expenses                                                2,414,818
     Earnings Credits                                                 (3,392)
     Waived Expenses                                                  (1,892)
     Expense Offset to Broker Commissions                             (3,896)
                                                               -------------
     Net Expenses                                                  2,405,638
                                                               -------------
   Net Investment Income                                             103,107
                                                               -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
SECURITY TRANSACTIONS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain on Security transactions                         8,677,330
Net Change in Unrealized Appreciation/Depreciation
   of Investments                                                 48,238,272
                                                               -------------
   Net Realized and Unrealized Gain                               56,915,602
                                                               -------------
Net Increase in Net Assets Resulting from Operations           $  57,018,709
                                                               =============

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEAR ENDED        YEAR ENDED
                                                                       12/31/03          12/31/02
                                                                    --------------    --------------
OPERATIONS
Net Investment Income                                               $      103,107    $      243,717
Net Realized Gain (Loss)                                                 8,677,330       (45,255,731)
Net Change in Unrealized Appreciation / Depreciation                    48,238,272       (25,124,429)
                                                                    --------------    --------------
   Net Increase (Decrease) in Net Assets Resulting from
     Operations                                                         57,018,709       (70,136,443)
                                                                    --------------    --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
   Class F                                                                (183,602)         (109,803)
                                                                    --------------    --------------
   Net Decrease from Dividends and Distributions                          (183,602)         (109,803)
                                                                    --------------    --------------
CAPITAL SHARE TRANSACTIONS
Net Increase (Decrease)--Note 4
   Class A                                                                 408,018            74,186
   Class B                                                                 407,646          (173,941)
   Class C                                                                 121,020           (19,371)
   Class F                                                             (14,678,661)      (27,489,605)
   Class R                                                                 127,592            42,140
   Class T                                                                 (12,373)          (60,858)
                                                                    --------------    --------------
   Net Decrease from Capital Share Transactions                        (13,626,758)      (27,627,449)
                                                                    --------------    --------------
   Net Increase (Decrease) in Net Assets                                43,208,349       (97,873,695)

NET ASSETS
   Beginning of year                                                $  193,367,090    $  291,240,785
                                                                    --------------    --------------
   End of year (including undistributed net investment
     income of $79,859 and $160,354, respectively)                  $  236,575,439    $  193,367,090
                                                                    ==============    ==============

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                    YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------
                                                        2003          2002          2001          2000
                                                     ----------    ----------    ----------    ----------
CLASS A SHARES
Net Asset Value, beginning of year                   $     3.44    $     4.66    $     5.73    $     7.61
Income from investment operations:
     Net investment income (loss)                          0.03         (0.02)        (0.07)         0.00+
     Net realized and unrealized gains
       (losses) on securities                              1.02         (1.20)        (1.00)        (1.45)
                                                     ----------    ----------    ----------    ----------
         Total from investment
           operations                                      1.05         (1.22)        (1.07)        (1.45)
Less dividends and distributions:
     From net investment income                            0.00          0.00          0.00          0.00
     From net realized gains                               0.00          0.00          0.00^        (0.43)
                                                     ----------    ----------    ----------    ----------
         Total distributions                               0.00          0.00          0.00         (0.43)

Net Asset Value, end of year                         $     4.49    $     3.44    $     4.66    $     5.73
                                                     ==========    ==========    ==========    ==========
Total return*                                             30.52%       (26.18%)      (18.65%)      (19.04%)

Ratios/Supplemental Data
     Net assets, end of year (000s)                  $      935    $      378    $      442    $      318
     Net expenses to average net assets#                   1.48%         1.87%         2.98%         1.01%
     Gross expenses to average net assets#                 1.49%         1.87%         2.98%         1.06%
     Net investment loss to average
       net assets                                         (0.25%)       (0.67%)       (1.82%)       (0.03%)
     Portfolio turnover rate@                               123%          152%          144%          165%

+ Net investment income (loss) for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.

^ Distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                    YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------
                                                        2003          2002          2001          2000
                                                     ----------    ----------    ----------    ----------
CLASS B SHARES
Net Asset Value, beginning of year                   $     3.40    $     4.61    $     5.65    $     7.61
Income from investment operations:
     Net investment loss                                  (0.01)        (0.05)        (0.04)        (0.02)
     Net realized and unrealized gains
       (losses) on securities                              1.01         (1.16)        (1.00)        (1.51)
                                                     ----------    ----------    ----------    ----------
         Total from investment
           operations                                      1.00         (1.21)        (1.04)        (1.53)
Less dividends and distributions:
     From net investment income                            0.00          0.00          0.00          0.00
     From net realized gains                               0.00          0.00          0.00^        (0.43)
                                                     ----------    ----------    ----------    ----------
         Total distributions                               0.00          0.00          0.00         (0.43)

Net Asset Value, end of year                         $     4.40    $     3.40    $     4.61    $     5.65
                                                     ==========    ==========    ==========    ==========
Total return*                                             29.41%       (26.25%)      (18.38%)      (20.09%)

Ratios/Supplemental Data
     Net assets, end of year (000s)                  $    1,709    $    1,013    $    1,599    $    1,170
     Net expenses to average net assets#                   2.30%         2.14%         2.19%         1.76%
     Gross expenses to average net assets#                 2.30%         2.14%         2.20%         1.80%
     Net investment loss to average
       net assets                                         (1.08%)       (0.95%)       (1.03%)       (0.88%)
     Portfolio turnover rate@                               123%          152%          144%          165%

^ Distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                    YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------
                                                        2003          2002          2001          2000
                                                     ----------    ----------    ----------    ----------
CLASS C SHARES
Net Asset Value, beginning of year                   $     3.34    $     4.55    $     5.66    $     7.61
Income from investment operations:
     Net investment income (loss)                          0.04         (0.07)        (0.13)        (0.01)
     Net realized and unrealized gains
       (losses) on securities                              0.94         (1.14)        (0.98)        (1.51)
                                                     ----------    ----------    ----------    ----------
         Total from investment
           operations                                      0.98         (1.21)        (1.11)        (1.52)
Less dividends and distributions:
     From net investment income                            0.00          0.00          0.00          0.00
     From net realized gains                               0.00          0.00          0.00^        (0.43)
                                                     ----------    ----------    ----------    ----------
         Total distributions                               0.00          0.00          0.00         (0.43)

Net Asset Value, end of year                         $     4.32    $     3.34    $     4.55    $     5.66
                                                     ==========    ==========    ==========    ==========
Total return*                                             29.34%       (26.59%)      (19.58%)      (19.96%)

Ratios/Supplemental Data
     Net assets, end of year (000s)                  $      357    $      186    $      270    $      343
     Net expenses to average net assets#,+                 2.28%         2.76%         3.16%         1.75%
     Gross expenses to average net assets#,+               2.29%         2.77%         3.17%         1.84%
     Net investment loss to average
       net assets+                                        (1.04%)       (1.55%)       (2.01%)       (0.83%)
     Portfolio turnover rate@                               123%          152%          144%          165%

^ Distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

+ Certain fees were reimbursed by the management company for the years ended December 31, 2002 and 2001. Had these fees not been reimbursed, the net expense ratios would have been 3.01% (2002) and 3.55% (2001). The gross expense ratios would have been 3.02% (2002) and 3.56% (2001). The net investment loss ratios would have been (1.80%) (2002) and (2.40%) (2001).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                           YEAR ENDED DECEMBER 31,
                                                     ------------------------------------------------------------------
                                                        2003          2002          2001          2000          1999
                                                     ----------    ----------    ----------    ----------    ----------
CLASS F SHARES
Net Asset Value, beginning of year                   $     3.50    $     4.69    $     5.69    $     7.61    $     7.32
Income from investment operations:
    Net investment income (loss)                           0.00+         0.00+         0.00+        (0.02)        (0.00)+
    Net realized and unrealized gains
      (losses) on securities                               1.07         (1.19)        (1.00)        (1.47)         1.06
                                                     ----------    ----------    ----------    ----------    ----------
         Total from investment
           operations                                      1.07         (1.19)        (1.00)        (1.49)         1.06
Less dividends and distributions:
    From net investment income                             0.00^         0.00^         0.00          0.00          0.00
    From net realized gains                                0.00          0.00          0.00^        (0.43)        (0.77)
                                                     ----------    ----------    ----------    ----------    ----------
         Total distributions                               0.00          0.00          0.00         (0.43)        (0.77)

Net Asset Value, end of year                         $     4.57    $     3.50    $     4.69    $     5.69    $     7.61
                                                     ==========    ==========    ==========    ==========    ==========
Total return                                              30.67%       (25.33%)      (17.55%)      (19.57%)       15.03%

Ratios/Supplemental Data
    Net assets, end of year (000s)                   $  233,333    $  191,701    $  288,752    $  385,816    $  535,035
    Net expenses to average
      net assets#                                          1.13%         1.08%         1.14%         1.10%         1.12%
    Gross expenses to average
      net assets#                                          1.13%         1.08%         1.14%         1.12%         1.13%
    Net investment income (loss) to
      average net assets                                   0.06%         0.11%         0.02%        (0.24%)       (0.05%)
    Portfolio turnover rate@                                123%          152%          144%          165%          165%

+ Net investment income (loss) for the years ended December 31, 2003, 2002, 2001 and 1999 aggregated less than $0.01 on a per share basis.

^ Distributions from net investment income for the years ended December 31, 2003 and 2002 and distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                    YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------
                                                        2003          2002          2001          2000
                                                     ----------    ----------    ----------    ----------
CLASS R SHARES
Net Asset Value, beginning of year                   $     3.47    $     4.74    $     5.74    $     7.61
Income from investment operations:
     Net investment income (loss)                          0.06         (0.08)        (0.01)         0.00+
     Net realized and unrealized gains
       (losses) on securities                              1.00         (1.19)        (0.99)        (1.44)
                                                     ----------    ----------    ----------    ----------
         Total from investment
           operations                                      1.06         (1.27)        (1.00)        (1.44)
Less dividends and distributions:
     From net investment income                            0.00          0.00          0.00          0.00
     From net realized gains                               0.00          0.00          0.00^        (0.43)
                                                     ----------    ----------    ----------    ----------
         Total distributions                               0.00          0.00          0.00         (0.43)

Net Asset Value, end of year                         $     4.53    $     3.47    $     4.74    $     5.74
                                                     ==========    ==========    ==========    ==========
Total return                                              30.55%       (26.79%)      (17.39%)      (18.91%)

Ratios/Supplemental Data
     Net assets, end of year (000s)                  $      211    $       57    $       51    $        1
     Net expenses to average net assets#,+                 1.35%         2.95%         2.72%         0.76%
     Gross expenses to average net assets#,+               1.35%         2.95%         2.73%         0.79%
     Net investment income (loss) to average
       net assets+                                        (0.12%)       (1.78%)       (1.68%)        0.01%
     Portfolio turnover rate@                               123%          152%          144%          165%

+ Net investment income (loss) for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.

^ Distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers and earnings credits divided by its average net assets for the stated period.

+ Certain fees were reimbursed by the management company during the years ended December 31, 2002 and 2001. Had these fees not been reimbursed, the net expense ratios would have been 4.68% (2002) and 82.22% (2001). The gross expense ratios would have been 4.68% (2002) and 82.23% (2001). The net investment loss ratios would have been (3.51%) (2002) and (81.18%) (2001).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                    YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------
                                                        2003          2002          2001          2000
                                                     ----------    ----------    ----------    ----------
CLASS T SHARES
Net Asset Value, beginning of year                   $     3.39    $     4.60    $     5.68    $     7.61
Income from investment operations:
     Net investment loss                                  (0.23)        (0.30)        (0.09)        (0.01)
     Net realized and unrealized gains
       (losses) on securities                              1.22         (0.91)        (0.99)        (1.49)
                                                     ----------    ----------    ----------    ----------
         Total from investment
           operations                                      0.99         (1.21)        (1.08)        (1.50)

Less dividends and distributions:
     From net investment income                            0.00          0.00          0.00          0.00
     From net realized gains                               0.00          0.00          0.00^        (0.43)
                                                     ----------    ----------    ----------    ----------
         Total distributions                               0.00          0.00          0.00         (0.43)

Net Asset Value, end of year                         $     4.38    $     3.39    $     4.60    $     5.68
                                                     ==========    ==========    ==========    ==========
Total return*                                             29.20%       (26.30%)      (18.99%)      (19.69%)

Ratios/Supplemental Data
     Net assets, end of year (000s)                  $       30    $       33    $      127    $       82
     Net expenses to average net assets#,+                 2.26%         2.46%         3.13%         1.25%
     Gross expenses to average net assets#,+               2.27%         2.47%         3.14%         1.28%
     Net investment loss to average
       net assets+                                        (1.11%)       (1.29%)       (1.96%)       (0.40%)
     Portfolio turnover rate@                               123%          152%          144%          165%

^ Distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

+ Certain fees were reimbursed by the management company for the years ended December 31, 2002 and 2001. Had these fees not been reimbursed, the net expense ratios would have been 3.70% (2002) and 6.31% (2001). The gross expense ratios would have been 3.71% (2002) and 6.32% (2001). The net investment loss ratios would have been (2.53%) (2002) and (5.14%) (2001).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2003

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Ten series of shares are currently issued: Balanced, Discovery, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Growth and Income Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATIONS--An equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of Nasdaq and foreign securities for which an official closing price is provided, at the official closing price. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars.

   Debt securities are valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company's board of directors or, if such prices are not available, at the mean of the bid and asked quotations obtained from securities dealers. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region. The Fund amortizes premiums and discounts on all fixed-income securities.

   If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded, and it is determined that the event has materially affected the value of the security.

   SECURITY TRANSACTIONS--Security transactions are accounted for as of the date the securities are purchased or sold (trade date). Net realized gains and losses are determined on the basis of identified cost, which is also used for federal income tax purposes.

   FOREIGN SECURITIES AND CURRENCY TRANSACTIONS--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract, if any, is recorded as foreign currency gain or loss and would be presented as such in the Statement of Operations.

   Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

   FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

   INVESTMENT INCOME--Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends (if any) and capital gains (if any) annually. Dividends and distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

   EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.

   The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. FEES AND TRANSACTIONS WITH AFFILIATES

ADVISORY FEES--Founders Asset Management LLC ("Founders") serves as investment adviser to the Fund. Founders is an indirect wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.

   In accordance with an investment advisory agreement between the Company and Founders, the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 0.65% of the first $250 million of net assets, 0.60% of the next $250 million of net assets, 0.55% of the next $250 million of net assets, and 0.50% of net assets in excess of $750 million.

   SHAREHOLDER SERVICING AND TRANSFER AGENCY FEES FOR CLASS F SHARES--The Company has a shareholder services agreement with Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus", an affiliate of Founders), whereby the Funds have agreed to compensate DSC for providing certain shareholder servicing functions to holders of Class F shares. During the period from May 1, 2003 through December 31, 2003, the Fund paid DSC a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account considered to be an open account at any time during a given month. Prior to May 1, 2003, the Company had a shareholder services agreement with Founders whereby the Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account considered to be an open account at any time during a given month. During the year ended December 31, 2003, Class F shares were charged $191,030 and $107,055, respectively, pursuant to these shareholder services agreements.

   Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for all of the Fund's share classes. With the exception of out-of-pocket charges, the fees charged by DTI with respect to the Fund's Class F shares are paid by DSC. The out-of-pocket charges from DTI are paid by the Fund. Prior to May 1, 2003, Investors Trust Company ("ITC") was the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC were paid by Founders. The out-of-pocket charges from ITC were paid by the Fund. During the year ended December 31, 2003, Class F shares were charged $84,757 and $34,527, respectively, for out-of-pocket transfer agent charges.

   TRANSFER AGENCY FEES FOR CLASS A, CLASS B, CLASS C, CLASS R, AND CLASS
T SHARES--The fees charged by DTI with respect to the Fund's Class A, B, C, R, and T shares are paid by the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $12.23 to $12.84, per shareholder account considered to be an open account at any time during a given month, plus out-of-pocket charges. Class-specific transfer agency fees paid to DTI during the year ended December 31, 2003, were as follows:

                                                                     TRANSFER
                                                                    AGENCY FEES
                                                                    -----------
Class A                                                              $  2,219
Class B                                                              $  5,091
Class C                                                              $    875
Class R                                                              $    518
Class T                                                              $    324

   DISTRIBUTION AND SHAREHOLDER SERVICES PLANS--DSC also is the distributor of the Fund's shares. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing or servicing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year ended December 31, 2003, Class F shares were charged $156,391 pursuant to this Distribution Plan.

   The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under this plan, the Fund pays DSC a fee for distributing its Class B and C shares at the annual rate of 0.75% of the value of the average daily net assets of its Class B and C shares, respectively, and pays DSC a fee for distributing its Class T shares at the annual rate of 0.25% of the average daily net assets of its Class T shares.

   In addition, the Fund has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay DSC an annual fee of 0.25% of the value of their average daily net assets for the provision of certain services.

   Distribution and shareholder servicing fees paid to DSC by the Fund's Class A, B, C, and T shares for the year ended December 31, 2003, were as follows:

                                             DISTRIBUTION       SHAREHOLDER
                                                 FEES          SERVICING FEES
                                             ------------      --------------
Class A                                          N/A               $ 1,398
Class B                                        $ 8,603             $ 2,867
Class C                                        $ 1,525             $   508
Class T                                        $    89             $    89

   During the year ended December 31, 2003, DSC retained $1,157 in sales commissions from the sales of Class A shares. DSC also retained $8,955 and $163 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively.

   FUND ACCOUNTING AND ADMINISTRATIVE SERVICES FEES--The Funds have agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Fund on the first $500 million, 0.04% of the average daily net assets of the Fund on the next $500 million, and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services.

   CUSTODIAN FEES--Mellon Bank N.A., a wholly owned subsidiary of Mellon Financial Corporation, serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian. The custodian has also agreed to a fee waiver for the Funds during the time periods and in the amounts set forth below:

                       TIME PERIOD         AMOUNT OF WAIVER
                       -----------         ----------------
                    9/1/02 to 8/31/03         $ 100,000
                    9/1/03 to 8/31/04         $ 150,000
                    9/1/04 to 8/31/05         $ 200,000
                    9/1/05 to 8/31/06         $ 200,000

   The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2003, the Fund's portion of the fee waiver was $1,892. The amount paid to Mellon was reduced by this fee waiver amount.

   DIRECTORS COMPENSATION--The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts, if any, would be included in Other Assets and Other Liabilities on the Statement of Assets and Liabilities. Deferral of directors' fees under the plan does not affect the net assets of the Fund.

   Certain officers of the Company are also officers and/or directors of Founders. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

   OTHER--During the year ended December 31, 2003, Founders reimbursed the Fund for a trading error, the amount of which was not material to the Fund.

3. FEDERAL TAX INFORMATION

Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sale losses, foreign currency transactions, net operating losses, and capital loss carryovers. Permanent differences identified during the year ended December 31, 2003 have been reclassified among the components of net assets as follows:

         UNDISTRIBUTED NET    UNDISTRIBUTED NET REALIZED
         INVESTMENT INCOME         GAINS AND LOSSES         PAID-IN CAPITAL
         -----------------    --------------------------    ---------------
               $  0                      $  0                    $  0

   The tax character of distributions paid during 2003 and 2002 was as follows:

                                                   2003                 2002
                                                   ----                 ----
DISTRIBUTIONS PAID FROM:
Ordinary Income                                  $ 183,602            $ 109,803
Long-term capital gain                           $       0            $       0
                                                 ---------            ---------
                                                 $ 183,602            $ 109,803

   The tax components of capital represent distribution requirements the Fund must satisfy under the income tax regulations and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2003, represent capital loss carryovers that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, may be used to offset future net investment income and thereby reduce future ordinary income distributions. These carryovers expire between December 31, 2009 and December 31, 2010. Net capital loss carryovers utilized in 2003 amounted to $9,321,497.

   The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2003 are noted below. The primary difference between book and tax appreciation or depreciation is wash sale loss deferrals.

Undistributed Ordinary Income                                  $     110,145
Accumulated Capital Losses                                     $ 120,320,075
Federal Tax Cost                                               $ 209,737,830
Gross Tax Appreciation of Investments                          $  28,426,754
Gross Tax Depreciation of Investments                          $  (3,991,894)
Net Tax Appreciation                                           $  24,434,860

4. CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 750 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                        YEAR                           YEAR
                                                        ENDED                          ENDED
                                                      12/31/03                       12/31/02
                                              ---------------------------    ---------------------------
                                                SHARES         AMOUNT          SHARES         AMOUNT
                                              ----------    -------------    ----------    -------------
CLASS A
      Sold                                       127,097    $     521,827        71,858    $     288,084
      Redeemed                                   (28,494)   $    (113,809)      (56,813)   $    (213,898)
      NET INCREASE                                98,603    $     408,018        15,045    $      74,186

CLASS B
      Sold                                       164,031    $     669,282        42,856    $     174,005
      Redeemed                                   (73,231)   $    (261,636)      (92,065)   $    (347,946)
      NET INCREASE (DECREASE)                     90,800    $     407,646       (49,209)   $    (173,941)

CLASS C
      Sold                                        55,885    $     224,519        29,530    $     112,098
      Redeemed                                   (28,811)   $    (103,499)      (33,351)   $    (131,469)
      NET INCREASE (DECREASE)                     27,074    $     121,020        (3,821)   $     (19,371)

CLASS F
      Sold                                     1,278,819    $   5,147,869     1,166,742    $   4,906,800
      Dividends or Distributions
         Reinvested                               34,819    $     159,122        27,018    $      94,563
      Redeemed                                (5,079,072)   $ (19,985,652)   (7,977,540)   $ (32,490,968)
      NET DECREASE                            (3,765,434)   $ (14,678,661)   (6,783,780)   $ (27,489,605)

CLASS R
      Sold                                        70,118    $     283,426        26,221    $     110,661
      Redeemed                                   (39,808)   $    (155,834)      (20,676)   $     (68,521)
      NET INCREASE                                30,310    $     127,592         5,545    $      42,140

CLASS T
      Sold                                           709    $       2,660         1,045    $       4,157
      Redeemed                                    (3,604)   $     (15,033)      (18,930)   $     (65,015)
      NET DECREASE                                (2,895)   $     (12,373)      (17,885)   $     (60,858)

5. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the year ended December 31, 2003 were $238,342,170 and $251,269,998, respectively.

6. LINE OF CREDIT

The Company has a line of credit arrangement ("LOC") with State Street Bank and Trust Company, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of

(a) $50 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $50 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2003, the Fund did not have any borrowings under the LOC.

7. LEGAL MATTERS

PFEIFFER V. THE DREYFUS CORPORATION
On December 9, 2003, a purported shareholder in the Dreyfus Premier NexTech Fund brought an action against Dreyfus seeking to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to the Dreyfus Founders Funds (other than Dreyfus Founders Money Market Fund) and two Dreyfus Premier Funds. Plaintiff claims that the funds were closed to new investors but that Dreyfus nonetheless improperly continued to charge Rule 12b-1 fees for marketing and distribution services in violation of Section 36(b) of the Investment Company Act of 1940 and in breach of its common law fiduciary duties. Plaintiff also seeks to recover a portion of the investment advisory fees charged to the closed funds while Dreyfus was "in breach of its fiduciary duties" and to enjoin Dreyfus from collecting additional 12b-1 fees from those funds, as well as an award of attorneys' fees and litigation expenses.

HAYS V. MELLON FINANCIAL CORP., ET AL.
On January 30, 2004, a purported shareholder in the Dreyfus Disciplined Stock Fund filed a class action against Mellon Financial Corporation, Mellon Bank, Dreyfus, Founders, and the directors of the Dreyfus Founders Funds and all or substantially all of the Dreyfus Funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of Sections 34(b), 36(b), and 48(a) of the Investment Company Act of 1940, Section 215 of the Investment Advisers Act of 1940, and common law claims. The action seeks to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to various funds for marketing and distribution services. More specifically, the Plaintiff claims, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus and Dreyfus Founders Funds over other funds, and that such payments were not disclosed to investors. In addition, Plaintiff asserts that economies of scale and soft-dollar benefits were not passed on to investors. Plaintiff further alleges that 12b-1 fees charged to certain funds that were closed to new investors were also improper. The complaint seeks compensatory and punitive damages, rescission of the advisory contracts, an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses.

These actions will be defended vigorously, and management of the Fund believes they are without merit.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Growth and Income Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Denver, Colorado
February 12, 2004

OTHER TAX INFORMATION
(UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the period ended December 31, 2003, 76.0% qualified for the dividends received deduction available to the Fund's corporate shareholders.

QUALIFIED DIVIDEND INCOME

For the year ended December 31, 2003, the Fund designated 0.0% of the ordinary income distributions paid as qualified dividend income subject to reduced income tax rates for taxpayers with taxable accounts.

YOUR BOARD REPRESENTATIVES
(UNAUDITED)

The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below along with the year in which they joined the Board in parentheses, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 75, resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

DIRECTORS

EUGENE H. VAUGHAN, CFA, 70. Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan Nelson Investment Management, LP, an investment counseling firm. Director, Encore Bank. Director, Greater Houston Partnership, and Chairman, Center for Houston's Future, both of which are non-profit organizations. Founding Chairman and former Governor, Association for Investment Management and Research. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation. (1970)

ALAN S. DANSON, 64. Private investor. Formerly, President and Director, D.H. Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Formerly, Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service (1996 to 1999). Director, CaseShare Systems, LLP, a document management company. Director, Gore Range Natural Science School and The Les Streeter Programs, Inc., both of which are non-profit organizations. (1991)

JOAN D. MANLEY, 71. Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. (1960 to 1984). Director, Sara Lee Corporation and Moore Wallace Corporation, a printing company. (1998)

ROBERT P. MASTROVITA, 59. Private Investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy. (1998)

TRYGVE E. MYHREN, 67. President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Meguntucook Funds, a venture capital firm (1998 to Present). Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and Communications Corporation (now Time Warner cable) (1981 to 1988). Director, Advanced Marketing Services, Inc. Trustee and Chairman of Finance Committee, the University of Denver. Trustee, U.S. Ski and Snowboard Team Foundation and the Denver Art Museum. (1996)

GEORGE W. PHILLIPS, 65. Retired. Vice Chairman of the Board, Chairman of the Finance Committee, and Chairman of the Investment Committee, Children's Medical Center of Boston. Formerly, President and Chief Executive Officer of Warren Bancorp, Inc. and Warren Five Cents Savings Bank (1992 to 1997). (1998)

JAY A. PRECOURT, 66. Chairman, CEO, and Director, Scissor Tail Energy, LLC (2000 to present). Managing General Partner, Precourt Interests, Ltd., an energy and investments company (1995 to present). President, Skylark Enterprises, Inc., a ranching and real estate business. Formerly, President, CEO, Vice Chairman and Director, Tejas Energy, LLC and predecessor companies (1987 to 1999). Director, Halliburton Company, an energy services company. Director, The Timken Company, a manufacturing company. Director, Apache Corporation, an oil and gas company. Chairman and Director, Hermes Consolidated, Inc., an energy transportation and crude oil refining company. (1983)

PRINCIPAL OFFICERS

RICHARD W. SABO, 46. President of the Funds since 2000 and Principal Executive Officer of the Funds since 2002. Founders' President and Chief Executive Officer, Member of Founders' Board of Managers and Director of Dreyfus (1998 to present). Executive Vice President of DSC since 2003. Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 46. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President-Administration and Treasurer. Vice President of DSC since 2003. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 48. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President-Legal, General Counsel and Secretary. Assistant Secretary of DSC since 2003. Employed by Founders and its predecessor company since 1996.

ROBERT T. KELLY, 34. Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Funds since 2003. Founders' Vice President of Portfolio Accounting since 2000. Formerly, Assistant Treasurer of the Funds (2000 to 2003), and Head of Equity Desk for ABN Amro Trust Company (Cayman) Limited (1998 to 2000).

WILLIAM G. GERMENIS, 33. Anti-Money Laundering Compliance Officer for the Class A, Class B, Class C, Class R, and Class T shares of the Funds since 2002 and for the Class F shares of the Funds since 2003. Vice President of MBSC, LLC since 2002. Vice President and Anti-Money Laundering Compliance Officer of DSC and Anti-Money Laundering Compliance Officer of investment companies managed by Dreyfus. Employed by DSC since 1998.

The directors and officers may be contacted at Founders' address appearing on the back cover, except for Mr. Germenis who can be contacted at 200 Park Avenue, New York, New York 10166.

DREYFUS FOUNDERS
GROWTH AND INCOME FUND
P.O. Box 55360
Boston, MA 02205-8252
1-800-525-2440
www.founders.com

INVESTMENT MANAGER
Founders Asset Management LLC
A MELLON FINANCIAL COMPANY(SM)
210 University Boulevard, Suite 800
Denver, CO 80206

DISTRIBUTOR
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

Additional information about the Fund and its directors is available in the Fund's Statement of Additional Information, which can be obtained free of charge by contacting the Fund.

   This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money. Date of first use:
February 27, 2004

   Dreyfus Service Corporation, Distributor. (C) 2004 Founders Asset Management LLC.

                                                                     A-646-GI-03

ANNUAL REPORT

DREYFUS FOUNDERS

INTERNATIONAL EQUITY FUND

INVESTMENT UPDATE

DECEMBER 31, 2003

[DREYFUS FOUNDERS FUNDS LOGO]
THE GROWTH SPECIALISTS

TABLE OF CONTENTS

Management Overview                                                            3

Statement of Investments                                                      10

Statement of Assets and Liabilities                                           15

Statement of Operations                                                       17

Statements of Changes in Net Assets                                           18

Financial Highlights                                                          19

Notes to Financial Statements                                                 25

Report of Independent Auditors                                                35

Other Tax Information                                                         36

Your Board Representatives                                                    37

PAPERLESS DELIVERY OF THIS REPORT

[GRAPHIC]

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this Annual Report are available, we'll send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website.

   To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and help the Fund reduce printing and postage charges by enrolling today at www.founders.com/ecommunications. If you own Funds through a third party, enroll at www.icsdelivery.com.

   The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. Companies appearing in bold print on pages 3-9 were owned by the Fund on December 31, 2003. The amounts of these holdings are included in the Statement of Investments.

      - Not FDIC-Insured       - Not Bank-Guaranteed       - May Lose Value

MANAGEMENT OVERVIEW

[PHOTO]

A DISCUSSION WITH CO-PORTFOLIO MANAGERS REMI J. BROWNE, CFA, LEFT, AND DANIEL B. LEVAN, CFA

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2003?

Dreyfus Founders International Equity Fund showed strong absolute performance for the year ended December 31, 2003, although it lagged the 39.42% return of its benchmark, the Morgan Stanley Capital International (MSCI) World ex U.S. Index.

TO WHAT DO YOU ATTRIBUTE THE MARKET'S OVERALL PERFORMANCE IN 2003?

Initially weighing sluggishly on market performance, the successful military action in Iraq led to increased investor confidence and a resurgence in equity markets. Likewise, although the onset of Severe Acute Respiratory Syndrome
(SARS) in Asia taxed an already stressed global marketplace during the beginning months of 2003, the subsequent containment and seeming defeat of the viral illness provided Asia with an economic boost through the middle of the year.

   As 2003 progressed, many positive economic surprises from various regions translated into increased global earnings expectations. Markets worldwide climbed on the basis of this news with nearly every industry in every

[SIDENOTE]

"THE LARGEST POSITIVE SECTOR IMPACT ON THE FUND'S ANNUAL PERFORMANCE CAME FROM MATERIALS, AS FUND HOLDINGS IN THIS SECTOR WERE UP STRONGLY FOR THE PERIOD."

region experiencing broad gains. Companies were cutting costs and reining in debt. Interest rates were falling in various major countries, stunting deflation and helping to keep the rally alive.

   The global fear of deflation saw many central banks keep rates at historic lows. In the United States, tax rebate checks provided many families with extra money to spend, helping the domestic economy grow at an annual rate of 8.2% for the third quarter. The continued weakness of the U.S. dollar aided the unhedged U.S. investor as the euro, British pound and yen all gained relative to U.S. currency.

   In the Asian region, the emergence of China as a secondary growth engine to the global economic recovery came at an appropriate time. In general, as the global economic picture began improving, it provided a solid backdrop for quality performance by equity markets, more than offsetting any sell-off experienced in the year's opening months.

HOW DID YOU POSITION THE FUND AFTER ASSUMING PORTFOLIO MANAGEMENT
RESPONSIBILITIES IN MARCH?

Upon assuming portfolio management responsibilities for the Fund, we sold 65% of the companies previously held and increased the number of holdings from 56 to 117 by the end of March. We also reduced the weighted

[SIDENOTE]

PERFORMANCE HIGHLIGHTS

- Initially weighing sluggishly on market performance, the successful military action in Iraq led to increased investor confidence and a resurgence in equity markets.

- The largest positive sector impact on the Fund's annual performance came from strong performance in the materials sector.

- A slightly underweight position coupled with some poor stock selection in the financials sector impeded relative Fund returns during the period.

- During the 12-month period, the Fund performed well within the Europe ex-United Kingdom region.

average price-to-earnings ratio of the portfolio from 14 times to 12 times, and increased the weighted average earnings growth from 9% to 13%. Finally, the weighted average market capitalization of the Fund decreased from $38.8 billion to $25.3 billion. These changes had a positive impact on the Fund's performance. Since these initial adjustments were made, we have not made significant changes to sector and country weightings.

   During the year, the Fund was overweight the technology, telecommunications and healthcare sectors relative to the benchmark. Conversely, the Fund was underweight financials, industrials and materials relative to the benchmark.

   When examining country weightings, the Fund was slightly overweight the benchmark in the United Kingdom and France, and underweight in Japan.

IN WHICH COUNTRIES, SECTORS OR COMPANIES DID YOU FIND THE MOST COMPELLING GROWTH OPPORTUNITIES?

During the 12-month period, the Fund performed well within the Europe ex-United Kingdom region. Our overweight position in Greece, when paired with the country's overall return, proved to be a substantial boon to relative Fund performance.

[SIDENOTE]

LARGEST EQUITY HOLDINGS (country of origin; ticker symbol)

 1. Vodafone Group PLC (United Kingdom; VOD)                               3.19%
 2. Barclays PLC (United Kingdom; BARC)                                    2.19%
 3. Alpha Bank AE (Greece; ALPHA)                                          2.10%
 4. SAP AG (Germany; SAP)                                                  2.05%
 5. BP PLC (United Kingdom; BP)                                            1.88%
 6. Anglo Irish Bank Corporation PLC (Ireland; ANB)                        1.72%
 7. Royal Bank of Scotland Group PLC (United Kingdom; RBS)                 1.69%
 8. QBE Insurance Group Limited (Australia; QBE)                           1.65%
 9. Novartis AG (Switzerland; NOV.N)                                       1.64%
10. HBOS PLC (United Kingdom; HBOS)                                        1.49%

   Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

   The largest positive sector impact on the Fund's annual performance came from strong performance in the materials sector. Three Fund holdings in the materials sector that helped propel performance were Japanese chemical company NOK CORPORATION, which increased nearly 230% for the year; THYSSENKRUPP AG, a steel, capital goods and services company that

[SIDENOTE]

[CHART]

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders International Equity Fund on its inception date of 12/29/95 to a $10,000 investment made in an unmanaged securities index. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses, subject to fee waivers and expense limitations. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

        The MSCI World ex U.S. Index is an average of the performance of selected securities listed on the stock exchanges of Europe, Canada, Australia, New Zealand, and the Far East. The performance data for the MSCI World ex U.S. Index is from December 31, 1995 through December 31, 2003. Total return figures for this index assume change in share price and reinvestment of dividends after the deduction of local taxes, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

posted strong performance; and resource company BHP BILLITON PLC, which also had a strong year. NOK Corporation rose following a strong shift into consumer electronics and a continued increase in earnings expectations.

    In an improving market such as was experienced in 2003, companies in the consumer staples sector, which is defensive by nature, tend to lag the overall market. This year was no exception. Although the consumer staples

[SIDENOTE]

     AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03

                                  1          5      10       SINCE
CLASS (INCEPTION DATE)           YEAR      YEARS   YEARS   INCEPTION
--------------------------------------------------------------------
CLASS A SHARES  (12/31/99)
  With sales charge (5.75%)     28.95%        --     --     (14.64%)
  Without sales charge          36.84%        --     --     (13.37%)
CLASS B SHARES  (12/31/99)
  With redemption*              31.95%        --     --     (14.59%)
  Without redemption            35.95%        --     --     (14.01%)
CLASS C SHARES  (12/31/99)
  With redemption**             34.76%        --     --     (14.07%)
  Without redemption            35.76%        --     --     (14.07%)
CLASS F SHARES  (12/29/95)      37.17%     (2.19%)   --       4.69%
CLASS R SHARES  (12/31/99)      37.27%        --     --     (13.17%)
CLASS T SHARES  (12/31/99)
  With sales charge (4.50%)     30.37%        --     --     (14.58%)
  Without sales charge          36.58%        --     --     (13.59%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but does reflect the reinvestment of dividends and capital gain distributions, expense limitations, and adjustments for financial statement purposes. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

   *The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

   **The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

sector rose 23.20% for the entire year, it was the Index's worst performer of the ten economic sectors. However, due to the Fund's allocation in this sector, as well as its strong stock selection, the consumer staples sector proved to be a meaningful contributor to the Fund's overall performance.

   Other individual holdings also greatly contributed to the Fund's overall performance. One such example was German software company SAP AG, which rose nearly 112% for the year. SAP, the main beneficiary of the proposed deal between Oracle and PeopleSoft, appropriated customers and increased its market share in the highly profitable enterprise software business. The company also reported strong earnings throughout the year and was well positioned to take advantage of the economic recovery. The Fund's large position in SAP was the largest positive contributor to performance for the year on an individual stock basis.

[SIDENOTE]

[CHART]

PORTFOLIO COMPOSITION

United Kingdom                        22.88%
Japan                                 21.02%
Germany                                7.03%
France                                 6.89%
Switzerland                            6.49%
Canada                                 5.28%
Spain                                  4.43%
Netherlands                            3.87%
Other Countries                       21.23%
Cash & Equivalents                     0.88%

     The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio managers and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

WHAT FACTORS NEGATIVELY IMPACTED FUND PERFORMANCE DURING THE PERIOD?

Some of the biggest detractors on a relative basis came from holdings within Hong Kong and Canada, which significantly underperformed the Fund's benchmark for the annual period.

   A slightly underweight position coupled with some poor stock selection in the financials sector also impeded relative Fund returns during the period. One such selection was Kingsway Financial Services, Inc., a Canadian property and casualty company, which released a profit warning days before the end of the third quarter, leading to a sell-off in the company's shares.

   Three stocks that were held by the Fund when we assumed management in March proved to be significant drags on performance relative to the benchmark. Amvescap PLC, one of the largest independent global investment managers; Satyam Computer Services Limited, a leading global information technology services and consulting company; and Fast Retailing Company, a Japanese retailing company, were all down in excess of 30% in the first quarter, with active exposures in the Fund between 1.7% to 2% for each holding. We sold all three of these securities in March.

In conclusion, we will remain consistent in our approach to the Fund, relying on our bottom-up research process to seek companies we believe are capable of posting strong future revenue and earnings growth at valuations that make sense. Therefore, we continue to look for companies with increasing business momentum and strong underlying growth relative to their valuation.


/s/ Remi J. Browne                      /s/ Daniel B. LeVan

Remi J. Browne, CFA                     Daniel B. LeVan, CFA
Co-Portfolio Manager                    Co-Portfolio Manager

STATEMENT OF INVESTMENTS
December 31, 2003

SHARES                                                                          MARKET VALUE
--------------------------------------------------------------------------------------------
COMMON STOCKS (FOREIGN)-99.1%
AEROSPACE & DEFENSE-0.6%
     7,400     Gamesa Corporacion Tecnologica SA (SP)                      $         243,521
                                                                           -----------------
APPLICATION SOFTWARE-2.1%
     4,670     SAP AG (GE)                                                           788,151
                                                                           -----------------
AUTO PARTS & EQUIPMENT-1.2%
     6,500     Canadian Tire Corporation Limited Class A (CA)                        198,425
     7,000     NOK Corporation (JA)                                                  254,735
                                                                           -----------------
                                                                                     453,160
                                                                           -----------------
AUTOMOBILE MANUFACTURERS-3.1%
    38,600     Nissan Motor Company Limited (JA)                                     440,855
     4,700     Renault SA (FR)                                                       324,281
    12,200     Toyota Motor Corporation (JA)                                         412,093
                                                                           -----------------
                                                                                   1,177,229
                                                                           -----------------
BIOTECHNOLOGY-1.5%
     2,900     Actelion Limited (SZ)*                                                313,026
    12,800     QLT, Inc. (CA)*                                                       242,668
                                                                           -----------------
                                                                                     555,694
                                                                           -----------------
BREWERS-1.9%
    28,000     Asahi Breweries Limited (JA)                                          255,258
    35,400     Fraser & Neave Limited (SG)                                           262,639
     9,000     Orkla ASA (NW)                                                        201,569
                                                                           -----------------
                                                                                     719,466
                                                                           -----------------
BROADCASTING & CABLE TV-1.1%
    15,400     Mediaset SPA (IT)                                                     182,982
    52,900     Seven Network Limited (AU)                                            244,332
                                                                           -----------------
                                                                                     427,314
                                                                           -----------------

[SIDENOTE]

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

AU   Australia
AT   Austria
BD   Bermuda
BE   Belgium
BR   Brazil
CA   Canada
CI   Channel Islands
CN   China
DE   Denmark
FI   Finland
FR   France
GE   Germany
GR   Greece
HK   Hong Kong
ID   Indonesia
IE   Ireland
IN   India
IS   Israel
IT   Italy
JA   Japan
KR   South Korea
LU   Luxembourg
MA   Malaysia
NE   Netherlands
NW   Norway
PT   Portugal
PU   Puerto Rico
SA   South Africa
SG   Singapore
SP   Spain
SW   Sweden
SZ   Switzerland
TH   Thailand
TW   Taiwan
UK   United Kingdom
VI   Virgin Islands

SHARES                                                                          MARKET VALUE
--------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT-1.5%
    12,000     Nokia Oyj (FI)                                              $         207,518
     3,383     Sagem SA (FR)                                                         362,495
                                                                           -----------------
                                                                                     570,013
                                                                           -----------------
COMPUTER STORAGE & PERIPHERALS-1.9%
    18,300     ATI Technologies, Inc. (CA)*                                          275,994
     4,300     Logitech International SA (SZ)*                                       186,004
     5,900     Seiko Epson Corporation (JA)                                          275,264
                                                                           -----------------
                                                                                     737,262
                                                                           -----------------
CONSTRUCTION & ENGINEERING-0.6%
     4,900     ACS, Actividades de Construccion y Servicios SA (SP)                  239,190
                                                                           -----------------
CONSTRUCTION MATERIALS-0.6%
    60,700     Boral Limited (AU)                                                    232,336
                                                                           -----------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS-0.7%
     8,000     Volvo AB Class B (SW)                                                 244,604
                                                                           -----------------
CONSUMER ELECTRONICS-2.7%
    30,000     Casio Computer Company Limited (JA)                                   317,440
     5,800     Koninklijke (Royal) Philips Electronics NV (NE)                       169,362
    34,000     Sharp Corporation (JA)                                                536,475
                                                                           -----------------
                                                                                   1,023,277
                                                                           -----------------
DIVERSIFIED BANKS-15.2%
     8,800     ABN AMRO Holding NV (NE)                                              205,903
    26,700     Alpha Bank AE (GR)                                                    807,601
    42,000     Anglo Irish Bank Corporation PLC (IE)                                 662,740
    95,107     Banca Intesa SPA (IT)                                                 371,887
    94,519     Barclays PLC (UK)                                                     843,074
     8,807     BNP Paribas SA (FR)                                                   554,548
    44,100     HBOS PLC (UK)                                                         571,184
     5,300     Jyske Bank SA (DE)*                                                   280,119
        52     Mitsubishi Tokyo Financial Group, Inc. (JA)                           405,636
    22,034     Royal Bank of Scotland Group PLC (UK)                                 649,265
    17,600     Skandinaviska Enskilda Banken (SW)                                    259,280
     2,800     Societe Generale (FR)                                                 247,225
                                                                           -----------------
                                                                                   5,858,462
                                                                           -----------------
DIVERSIFIED CAPITAL MARKETS-1.7%
    11,200     Credit Suisse Group (SZ)                                              409,767
     3,770     UBS AG (SZ)                                                           258,182
                                                                           -----------------
                                                                                     667,949
                                                                           -----------------
DIVERSIFIED METALS & MINING-0.8%
    34,000     BHP Billiton PLC (UK)                                                 297,028
                                                                           -----------------

* NON-INCOME PRODUCING.

  SEE NOTES TO FINANCIAL STATEMENTS.

SHARES                                                                          MARKET VALUE
--------------------------------------------------------------------------------------------
ELECTRIC UTILITIES-2.8%
     6,300     E.ON AG (GE)                                                $         412,663
    14,738     Endesa SA (SP)                                                        283,495
    37,900     Fortum Oyj (FI)                                                       391,047
                                                                           -----------------
                                                                                   1,087,205
                                                                           -----------------
ELECTRICAL COMPONENTS & EQUIPMENT-0.5%
    23,000     Sumitomo Electric Industries Limited (JA)                             205,599
                                                                           -----------------
ELECTRONIC EQUIPMENT MANUFACTURERS-2.4%
     2,000     Keyence Corporation (JA)                                              421,573
     7,100     TDK Corporation (JA)                                                  511,449
                                                                           -----------------
                                                                                     933,022
                                                                           -----------------
FOOD RETAIL-2.4%
     7,000     Delhaize Group (BE)                                                   360,066
    16,900     Metro, Inc. Class A (CA)                                              286,396
    61,200     Tesco PLC (UK)                                                        282,390
                                                                           -----------------
                                                                                     928,852
                                                                           -----------------
HEALTHCARE DISTRIBUTORS-0.7%
     8,700     Suzuken Company Limited (JA)                                          282,504
                                                                           -----------------
HEALTHCARE EQUIPMENT-0.7%
    28,500     Getinge AB Class B (SW)                                               273,303
                                                                           -----------------
HOME FURNISHINGS-0.6%
     5,200     Hunter Douglas NV (NE)                                                243,406
                                                                           -----------------
HOMEBUILDING-0.8%
    33,400     Barratt Developments PLC (UK)                                         324,672
                                                                           -----------------
HOUSEHOLD PRODUCTS-0.9%
    15,700     Reckitt Benckiser PLC (UK)                                            355,260
                                                                           -----------------
HOUSEWARES & SPECIALTIES-1.5%
     6,200     Citizen Electronics Company Limited (JA)                              564,057
                                                                           -----------------
HYPERMARKETS & SUPER CENTERS-1.3%
    11,500     Metro AG (GE)                                                         507,694
                                                                           -----------------
INDUSTRIAL CONGLOMERATES-0.7%
    71,000     Keppel Corporation Limited (SG)                                       255,020
                                                                           -----------------
INDUSTRIAL MACHINERY-0.8%
     7,200     Saurer AG (SZ)*                                                       319,599
                                                                           -----------------
INTEGRATED OIL & GAS-6.0%
    89,319     BP PLC (UK)                                                           724,338
     1,960     OMV AG (AT)                                                           291,923
    19,800     Repsol YPF SA (SP)                                                    386,110
    59,050     Shell Transport & Trading Company PLC (UK)                            439,228
     2,578     Total SA (FR)                                                         479,310
                                                                           -----------------
                                                                                   2,320,909
                                                                           -----------------

SHARES                                                                          MARKET VALUE
--------------------------------------------------------------------------------------------
INTEGRATED TELECOMMUNICATION SERVICES-5.6%
    59,700     BT Group PLC (UK)                                           $         201,191
    15,800     Deutsche Telekom AG (GE)*                                             289,773
    41,900     Koninklijke NV (NE)*                                                  323,446
    12,100     TDC AS Class B (DE)                                                   436,594
    23,100     Telefonica SA (SP)                                                    339,157
    60,900     Telenor ASA (NW)                                                      398,201
    34,100     TeliaSonera AB (SW)                                                   178,194
                                                                           -----------------
                                                                                   2,166,556
                                                                           -----------------
INVESTMENT BANKING & BROKERAGE-0.8%
    19,000     Nomura Holdings, Inc. (JA)                                            323,551
                                                                           -----------------
IT CONSULTING & OTHER SERVICES-0.5%
    38,000     LogicaCMG PLC (UK)                                                    174,320
                                                                           -----------------
OIL & GAS EXPLORATION & PRODUCTION-3.8%
    65,900     Cairn Energy PLC (UK)*                                                473,074
     5,800     Canadian National Resources Limited (CA)                              293,389
    10,400     Eni SPA (IT)                                                          196,246
     3,100     Norsk Hydro ASA (NW)                                                  191,280
     8,600     Penn West Petroleum Limited (CA)                                      320,562
                                                                           -----------------
                                                                                   1,474,551
                                                                           -----------------
OTHER DIVERSIFIED FINANCIAL SERVICES-1.1%
    10,500     ING Groep NV (NE)                                                     244,885
     7,300     Sun Life Financial, Inc. (CA)                                         182,458
                                                                           -----------------
                                                                                     427,343
                                                                           -----------------
PACKAGED FOODS & MEATS-1.8%
     1,900     Groupe Danone (FR)                                                    310,116
    21,000     Nisshin Seifun Group, Inc. (JA)                                       186,937
   193,000     Want Want Holdings Limited (SG)                                       183,350
                                                                           -----------------
                                                                                     680,403
                                                                           -----------------
PHARMACEUTICALS-10.0%
     6,950     AstraZeneca Group PLC (UK)                                            333,441
     5,600     Aventis SA (FR)                                                       370,131
    14,600     Axcan Pharma, Inc. (CA)*                                              228,778
    12,600     Eisai Company Limited (JA)                                            339,778
    38,100     Galen Holdings PLC (UK)                                               487,675
    24,818     GlaxoSmithKline PLC (UK)                                              568,690
    13,859     Novartis AG (SZ)                                                      629,191
    10,000     Ono Pharmaceuticals Company Limited (JA)                              376,038
    32,600     Shire Pharmaceuticals Group PLC (UK)*                                 316,604
     4,700     Takeda Chemical Industries Limited (JA)                               186,386
                                                                           -----------------
                                                                                   3,836,712
                                                                           -----------------
PRECIOUS METALS & MINERALS-0.9%
    17,600     ThyssenKrupp AG (GE)                                                  348,537
                                                                           -----------------

* NON-INCOME PRODUCING.

  SEE NOTES TO FINANCIAL STATEMENTS.

SHARES                                                                          MARKET VALUE
--------------------------------------------------------------------------------------------
PROPERTY & CASUALTY INSURANCE-1.7%
    79,600     QBE Insurance Group Limited (AU)                            $         635,744
                                                                           -----------------
PUBLISHING-0.6%
    26,200     Johnston Press PLC (UK)                                               218,451
                                                                           -----------------
REAL ESTATE INVESTMENT TRUSTS-1.4%
       100     Sumitomo Mitsui Financial Group, Inc. (JA)                            532,798
                                                                           -----------------
REAL ESTATE MANAGEMENT & DEVELOPMENT-0.8%
     4,000     Wereldhave NV (NE)                                                    299,445
                                                                           -----------------
SEMICONDUCTORS-1.0%
     8,900     Micronas Semiconductor Holding AG (SZ)*                               381,028
                                                                           -----------------
THRIFTS & MORTGAGE FINANCE-0.8%
    24,200     Northern Rock PLC (UK)                                                309,107
                                                                           -----------------
TIRES & RUBBER-0.9%
     9,400     Continental AG (GE)                                                   357,836
                                                                           -----------------
TRADING COMPANIES & DISTRIBUTORS-0.9%
    31,000     Mitsubishi Corporation (JA)                                           328,599
                                                                           -----------------
TRUCKING-0.6%
    28,000     Seino Transportation Company Limited (JA)                             231,483
                                                                           -----------------
WIRELESS TELECOMMUNICATION SERVICES-6.6%
        72     KDDI Corporation (JA)                                                 412,503
       123     NTT DoCoMo, Inc. (JA)                                                 278,893
    75,800     Telecom Italia Mobile SPA (IT)                                        412,081
    20,300     Telefonica Moviles SA (SP)*                                           212,013
   494,575     Vodafone Group PLC (UK)                                             1,226,256
                                                                           -----------------
                                                                                   2,541,746
                                                                           -----------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$27,435,980)                                                                38,103,968
                                                                           -----------------

PRINCIPAL AMOUNT                                                              AMORTIZED COST
--------------------------------------------------------------------------------------------
U.S. AGENCY DISCOUNT NOTES-2.3%
$  900,000     Federal National Mortgage Association 0.75% 1/2/04          $         899,981
                                                                           -----------------
TOTAL U.S. AGENCY DISCOUNT NOTES
(AMORTIZED COST-$899,981)                                                            899,981
                                                                           -----------------
TOTAL INVESTMENTS-101.4%
(TOTAL COST-$28,335,961)                                                          39,003,949
OTHER ASSETS AND LIABILITIES-(1.4%)                                                 (562,284)
                                                                           -----------------
NET ASSETS-100.0%                                                          $      38,441,665
                                                                           =================

* NON-INCOME PRODUCING.

  SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003

ASSETS
Investment securities, at cost                                            $      28,335,961
                                                                          -----------------
Investment securities, at market                                                 39,003,949
Cash                                                                                 31,325
Foreign currency (cost $810)                                                            816
Receivables:
  Capital shares sold                                                                14,775
  Dividends                                                                          35,406
  Due from adviser                                                                   22,753
Other assets                                                                         31,704
                                                                          -----------------
    Total Assets                                                                 39,140,728
                                                                          -----------------
LIABILITIES
Payables and other liabilities:
  Capital shares redeemed                                                           489,303
  Advisory fees                                                                      24,009
  Shareholder servicing fees                                                          7,880
  Accounting fees                                                                     3,201
  Distribution fees                                                                   4,543
  Transfer agency fees                                                               12,415
  Custodian fees                                                                      5,172
  Line of credit                                                                    100,000
  Other                                                                              52,540
                                                                          -----------------
    Total Liabilities                                                               699,063
                                                                          -----------------
Net Assets                                                                $      38,441,665
                                                                          =================

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus)                                   $      67,485,335
Accumulated net investment loss                                                      (2,753)
Accumulated net realized loss from security transactions                        (39,714,354)
Net unrealized appreciation on investments
  and foreign currency translation                                               10,673,437
                                                                          -----------------
    Total                                                                 $      38,441,665
                                                                          =================

SEE NOTES TO FINANCIAL STATEMENTS.

Net Assets--Class A                                                       $      22,432,457
Shares Outstanding--Class A                                                       2,296,158
Net Asset Value, Redemption Price Per Share                               $            9.77
Maximum offering price per share (net asset value plus sales charge of
  5.75% of offering price)                                                $           10.37

Net Assets--Class B                                                       $       2,372,245
Shares Outstanding--Class B                                                         248,502
Net Asset Value, Offering and Redemption Price (excluding applicable
  contingent deferred sales charge) Per Share                             $            9.55

Net Assets--Class C                                                       $         481,889
Shares Outstanding--Class C                                                          50,543
Net Asset Value, Offering and Redemption Price (excluding applicable
  contingent deferred sales charge) Per Share                             $            9.53

Net Assets--Class F                                                       $       9,837,083
Shares Outstanding--Class F                                                       1,006,074
Net Asset Value, Offering and Redemption Price Per Share                  $            9.78

Net Assets--Class R                                                       $       3,145,614
Shares Outstanding--Class R                                                         320,219
Net Asset Value, Offering and Redemption Price Per Share                  $            9.82

Net Assets--Class T                                                       $         172,377
Shares Outstanding--Class T                                                          17,764
Net Asset Value, Redemption Price Per Share                               $            9.70
Maximum offering price per share (net asset value plus sales charge of
  4.50% of offering price)                                                $           10.16

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended December 31, 2003

INVESTMENT INCOME:
  Dividends                                                               $         807,676
  Interest                                                                           15,315
  Foreign taxes withheld                                                            (89,599)
                                                                          -----------------
    Total Investment Income                                                         733,392
                                                                          -----------------
EXPENSES:
  Advisory fees--Note 2                                                             333,061
  Shareholder servicing fees--Note 2                                                 83,857
  Accounting fees--Note 2                                                            33,305
  Distribution fees--Note 2                                                          41,570
  Transfer agency fees--Note 2                                                      108,819
  Registration fees                                                                  66,579
  Postage and mailing expenses                                                        3,444
  Custodian fees and expenses--Note 2                                                76,660
  Printing expenses                                                                  33,880
  Legal and audit fees                                                                6,261
  Directors' fees and expenses--Note 2                                                8,127
  Other expenses                                                                     40,235
                                                                          -----------------
    Total Expenses                                                                  835,798
    Earnings Credits                                                                   (957)
    Reimbursed/Waived Expenses                                                     (356,021)
    Expense Offset to Broker Commissions                                                (70)
                                                                          -----------------
    Net Expenses                                                                    478,750
                                                                          -----------------
  Net Investment Income                                                             254,642
                                                                          -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITY TRANSACTIONS AND
FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) on :
  Security transactions                                                          (5,301,870)
  Foreign currency transactions                                                       5,330
                                                                          -----------------
Net Realized Loss                                                                (5,296,540)
Net Change in Unrealized Appreciation/Depreciation of Investments
and Foreign Currency Translation                                                 16,056,126
                                                                          -----------------
  Net Realized and Unrealized Gain                                               10,759,586
                                                                          -----------------
Net Increase in Net Assets Resulting from Operations                      $      11,014,228
                                                                          =================

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                             YEAR ENDED         YEAR ENDED
                                                                              12/31/03           12/31/02
                                                                          -----------------  -----------------
OPERATIONS
Net Investment Income                                                     $         254,642  $          32,165
Net Realized Loss                                                                (5,296,540)        (5,583,604)
Net Change in Unrealized Appreciation/Depreciation of
  Investments and Foreign Currency Translation                                   16,056,126         (8,376,964)
                                                                          -----------------  -----------------
  Net Increase (Decrease) in Net Assets Resulting from Operations                11,014,228        (13,928,403)
                                                                          -----------------  -----------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
  Class A                                                                          (156,488)           (32,238)
  Class B                                                                            (1,759)                 0
  Class F                                                                           (71,823)           (15,146)
  Class R                                                                           (28,532)            (9,276)
  Class T                                                                              (910)                 0
                                                                          -----------------  -----------------
Net Decrease from Dividends and Distributions                                      (259,512)           (56,660)
                                                                          -----------------  -----------------
CAPITAL SHARE TRANSACTIONS
Net Decrease--Note 4
  Class A                                                                        (1,959,586)        (3,344,747)
  Class B                                                                          (450,587)          (592,334)
  Class C                                                                          (190,274)          (629,053)
  Class F                                                                        (2,350,311)        (3,309,006)
  Class R                                                                          (204,031)        (2,588,838)
  Class T                                                                           (57,906)          (102,473)
                                                                          -----------------  -----------------
Net Decrease from Capital Share Transactions                                     (5,212,695)       (10,566,451)
                                                                          -----------------  -----------------
Net Increase (Decrease) in Net Assets                                             5,542,021        (24,551,514)

NET ASSETS
  Beginning of year                                                       $      32,899,644  $      57,451,158
                                                                          -----------------  -----------------
  End of year (including accumulated net investment
  loss of $2,753 and $7,832, respectively)                                $      38,441,665  $      32,899,644
                                                                          =================  =================

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------
                                                       2003        2002        2001        2000
                                                    ----------  ----------  ----------  ----------
CLASS A SHARES
Net Asset Value, beginning of year                  $     7.19  $    10.03  $    14.42  $    19.88
Income from investment operations:
    Net investment income (loss)                          0.06        0.01       (0.00)+     (0.03)
    Net realized and unrealized gains (losses)
      on securities                                       2.59       (2.84)      (4.39)      (3.53)
                                                    ----------  ----------  ----------  ----------
        Total from investment operations                  2.65       (2.83)      (4.39)      (3.56)
Less dividends and distributions:
    From net investment income                           (0.07)      (0.01)       0.00        0.00
    From net realized gains                               0.00        0.00        0.00       (1.90)
                                                    ----------  ----------  ----------  ----------
        Total distributions                              (0.07)      (0.01)       0.00       (1.90)

Net Asset Value, end of year                        $     9.77  $     7.19  $    10.03  $    14.42
                                                    ==========  ==========  ==========  ==========
Total return*                                            36.84%     (28.19%)    (30.44%)    (17.60%)

Ratios/Supplemental Data
    Net assets, end of year (000s)                  $   22,432  $   18,217  $   29,151  $    4,434
    Net expenses to average net assets#,+                 1.40%       1.40%       1.44%       1.77%
    Gross expenses to average net assets#,+               1.41%       1.40%       1.46%       1.82%
    Net investment income (loss) to average net
      assets+                                             0.80%       0.13%      (0.74%)     (0.36%)
    Portfolio turnover rate@                               144%        220%        213%        184%

+ Net investment loss for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.

*    Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

+ Certain fees were reimbursed or waived by the management company and its affiliates for the years ended December 31, 2003, 2002 and 2001. Had these fees not been reimbursed and/or waived, the net expense ratios would have been 2.47% (2003), 2.18% (2002) and 1.76% (2001). The gross expense ratios would have been 2.48% (2003), 2.18% (2002) and 1.78% (2001). The net investment income (loss) ratios would have been (0.27%) (2003), (0.65%)
     (2002) and (1.06%) (2001).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------
                                                       2003        2002        2001        2000
                                                    ----------  ----------  ----------  ----------
CLASS B SHARES
Net Asset Value, beginning of year                  $     7.03  $     9.87  $    14.29  $    19.88
    Income from investment operations:
    Net investment loss                                  (0.08)      (0.11)      (0.12)      (0.09)
    Net realized and unrealized gains (losses)
      on securities                                       2.61       (2.73)      (4.30)      (3.60)
                                                    ----------  ----------  ----------  ----------
        Total from investment operations                  2.53       (2.84)      (4.42)      (3.69)
Less dividends and distributions:
    From net investment income                           (0.01)       0.00        0.00        0.00
    From net realized gains                               0.00        0.00        0.00       (1.90)
                                                    ----------  ----------  ----------  ----------
        Total distributions                              (0.01)       0.00        0.00       (1.90)
Net Asset Value, end of year                        $     9.55  $     7.03  $     9.87  $    14.29
                                                    ==========  ==========  ==========  ==========
Total return*                                            35.95%     (28.77%)    (30.93%)    (18.27%)
Ratios/Supplemental Data
    Net assets, end of year (000s)                  $    2,372  $    2,201  $    3,786  $    5,129
    Net expenses to average net assets#,+                 2.15%       2.15%       2.26%       2.52%
    Gross expenses to average net assets#,+               2.16%       2.16%       2.28%       2.57%
    Net investment income (loss) to average
      net assets+                                         0.07%      (0.61%)     (1.03%)     (1.18%)
    Portfolio turnover rate@                               144%        220%        213%        184%

*    Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

+ Certain fees were reimbursed or waived by the management company and its affiliates for the years ended December 31, 2003, 2002 and 2001. Had these fees not been reimbursed and/or waived, the net expense ratios would have been 3.31% (2003), 2.90% (2002) and 2.65%. (2001) . The gross expense ratios would have been 3.32% (2003), 2.91% (2002) and 2.67% (2001). The net investment loss ratios would have been (1.09%) (2003), (1.36%) (2002) and (1.42%) (2001).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------
                                                       2003        2002        2001        2000
                                                    ----------  ----------  ----------  ----------
CLASS C SHARES
Net Asset Value, beginning of year                  $     7.02  $     9.86  $    14.27  $    19.88
Income from investment operations:
    Net investment loss                                  (0.26)      (0.29)      (0.16)      (0.07)
    Net realized and unrealized
      gains (losses) on securities                        2.77       (2.55)      (4.25)      (3.64)
                                                    ----------  ----------  ----------  ----------
        Total from investment operations                  2.51       (2.84)      (4.41)      (3.71)
Less dividends and distributions:
    From net investment income                            0.00        0.00        0.00        0.00
    From net realized gains                               0.00        0.00        0.00       (1.90)
                                                    ----------  ----------  ----------  ----------
        Total distributions                               0.00        0.00        0.00       (1.90)

Net Asset Value, end of year                        $     9.53  $     7.02  $     9.86  $    14.27
                                                    ==========  ==========  ==========  ==========
Total return*                                            35.76%     (28.80%)    (30.90%)    (18.37%)

Ratios/Supplemental Data
    Net assets, end of year (000s)                  $      482  $      532  $    1,429  $    2,635
    Net expenses to average net assets#,+                 2.15%       2.15%       2.26%       2.50%
    Gross expenses to average net assets#,+               2.16%       2.16%       2.29%       2.55%
    Net investment income (loss) to
      average net assets+                                 0.08%      (0.63%)     (0.99%)     (1.18%)
    Portfolio turnover rate@                               144%        220%        213%        184%

*    Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

+ Certain fees were reimbursed or waived by the management company and its affiliates for the years ended December 31, 2003, 2002 and 2001. Had these fees not been reimbursed and/or waived, the net expense ratios would have been 3.24% (2003), 3.10% (2002) and 2.83% (2001). The gross expense ratios would have been 3.25% (2003), 3.11% (2002) and 2.85% (2001). The net investment income (loss) ratios would have been (1.01%) (2003), (1.58%)
     (2002) and (1.56%) (2001).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                          YEAR ENDED DECEMBER 31,
                                                    ------------------------------------------------------------------
                                                       2003          2002          2001          2000          1999
                                                    ----------    ----------    ----------    ----------    ----------
CLASS F SHARES
Net Asset Value, beginning of year                  $     7.18    $    10.03    $    14.40    $    19.87    $    14.03
Income from investment operations:
    Net investment loss                                  (0.01)        (0.05)        (0.07)        (0.08)        (0.05)
    Net realized and unrealized gains (losses)
      on securities                                       2.68         (2.79)        (4.30)        (3.49)         8.07
                                                    ----------    ----------    ----------    ----------    ----------
        Total from investment operations                  2.67         (2.84)        (4.37)        (3.57)         8.02
Less dividends and distributions:
    From net investment income                           (0.07)        (0.01)         0.00          0.00          0.00
    From net realized gains                               0.00          0.00          0.00         (1.90)        (2.18)
                                                    ----------    ----------    ----------    ----------    ----------
        Total distributions                              (0.07)        (0.01)         0.00         (1.90)        (2.18)

Net Asset Value, end of year                        $     9.78    $     7.18    $    10.03    $    14.40    $    19.87
                                                    ==========    ==========    ==========    ==========    ==========
Total return                                             37.17%       (28.30%)      (30.35%)      (17.65%)       58.71%

Ratios/Supplemental Data
    Net assets, end of year (000s)                  $    9,837    $    9,321    $   16,640    $   30,040    $   35,607
    Net expenses to average net assets#,+                 1.40%         1.40%         1.52%         1.80%         1.80%
    Gross expenses to average net assets#,+               1.40%         1.40%         1.55%         1.84%         1.82%
    Net investment income (loss) to average net
      assets+                                             0.80%         0.12%        (0.26%)       (0.55%)       (0.36%)
    Portfolio turnover rate@                               144%          220%          213%          184%          205%

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

+ Certain fees were reimbursed or waived by the management company and its affiliates. Had these fees not been reimbursed and/or waived, the net expense ratios would have been 2.52% (2003), 2.13% (2002), 1.96% (2001),
     1.91% (2000), and 1.97% (1999). The gross expense ratios would have been 2.52% (2003), 2.13% (2002), 1.99% (2001), 1.95% (2000), and 1.99% (1999).
     The net investment income (loss) ratios would have been (0.32%) (2003), (0.61%) (2002), (0.70%) (2001), (0.66%) (2000), and (0.53%) (1999).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------
                                                       2003        2002        2001        2000
                                                    ----------  ----------  ----------  ----------
CLASS R SHARES
Net Asset Value, beginning of year                  $     7.22  $    10.08  $    14.45  $    19.88
Income from investment operations:
    Net investment income (loss)                          0.09        0.02       (0.00)+     (0.01)
    Net realized and unrealized gains (losses)
      on securities                                       2.60       (2.85)      (4.37)      (3.52)
                                                    ----------  ----------  ----------  ----------
        Total from investment operations                  2.69       (2.83)      (4.37)      (3.53)
Less dividends and distributions:
    From net investment income                           (0.09)      (0.03)       0.00        0.00
    From net realized gains                               0.00        0.00        0.00       (1.90)
                                                    ----------  ----------  ----------  ----------
        Total distributions                              (0.09)      (0.03)       0.00       (1.90)

Net Asset Value, end of year                        $     9.82  $     7.22  $    10.08  $    14.45
                                                    ==========  ==========  ==========  ==========
Total return                                             37.27%     (28.10%)    (30.24%)    (17.45%)
Ratios/Supplemental Data
    Net assets, end of year (000s)                  $    3,146  $    2,470  $    6,102  $    2,716
    Net expenses to average net assets#,+                 1.15%       1.15%       1.26%       1.53%
    Gross expenses to average net assets#,+               1.15%       1.16%       1.28%       1.63%
    Net investment income (loss) to average
      net assets+                                         1.03%       0.27%      (0.04%)     (0.40%)
    Portfolio turnover rate@                               144%        220%        213%        184%

+ Net investment loss for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

+ Certain fees were reimbursed or waived by the management company and its affiliates for the years ended December 31, 2003, 2002 and 2001. Had these fees not been reimbursed and/or waived, the net expense ratios would have been 1.95% (2003), 1.70% (2002) and 1.55% (2001). The gross expense ratios would have been 1.95% (2003), 1.71% (2002) and 1.57% (2001). The net investment income (loss) ratios would have been 0.23% (2003), (0.28%)
     (2002) and (0.33%) (2001).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------
                                                       2003        2002        2001        2000
                                                    ----------  ----------  ----------  ----------
CLASS T SHARES
Net Asset Value, beginning of year                  $     7.14  $     9.97  $    14.37  $    19.88
Income from investment operations:
    Net investment income (loss)                          0.00+      (0.10)      (0.09)      (0.06)
    Net realized and unrealized gains (losses)
      on securities                                       2.61       (2.73)      (4.31)      (3.55)
                                                    ----------  ----------  ----------  ----------
        Total from investment operations                  2.61       (2.83)      (4.40)      (3.61)
Less dividends and distributions:
    From net investment income                           (0.05)       0.00        0.00        0.00
    From net realized gains                               0.00        0.00        0.00       (1.90)
                                                    ----------  ----------  ----------  ----------
        Total distributions                              (0.05)       0.00        0.00       (1.90)

Net Asset Value, end of year                        $     9.70  $     7.14  $     9.97  $    14.37
                                                    ==========  ==========  ==========  ==========
Total return*                                            36.58%     (28.39%)    (30.62%)    (17.85%)

Ratios/Supplemental Data
    Net assets, end of year (000s)                  $      172  $      158  $      343  $      654
    Net expenses to average net assets#,+                 1.65%       1.65%       1.77%       1.98%
    Gross expenses to average net assets#,+               1.65%       1.65%       1.80%       2.03%
    Net investment income (loss) to average net
      assets+                                             0.67%      (0.12%)     (0.53%)     (0.70%)
    Portfolio turnover rate@                               144%        220%        213%        184%

+ Net investment income for the year ended December 31, 2003 aggregated less than $0.01 on a per share basis.

*    Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

+ Certain fees were reimbursed or waived by the management company and its affiliates for the years ended December 31, 2003, 2002 and 2001. Had these fees not been reimbursed and/or waived, the net expense ratios would have been 2.88% (2003), 4.00% (2002) and 2.83% (2001). The gross expense ratios would have been 2.88% (2003), 4.00% (2002) and 2.86% (2001). The net investment income (loss) ratios would have been (0.56%) (2003), (2.47%)
     (2002) and (1.59%) (2001).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2003

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Ten series of shares are currently issued: Balanced, Discovery, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders International Equity Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATIONS--An equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of Nasdaq and foreign securities for which an official closing price is provided, at the official closing price. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars.

   Debt securities are valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company's board of directors or, if such prices are not available, at the mean of the bid and asked quotations obtained from securities dealers. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region. The Fund amortizes premiums and discounts on all fixed-income securities.

   If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded, and it is determined that the event has materially affected the value of the security.

   SECURITY TRANSACTIONS--Security transactions are accounted for as of the date the securities are purchased or sold (trade date). Net realized gains and losses are determined on the basis of identified cost, which is also used for federal income tax purposes.

   FOREIGN SECURITIES AND CURRENCY TRANSACTIONS--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund normally invests a large portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations. Foreign currency held at December 31, 2003 for settling foreign trades is listed on the Statement of Assets and Liabilities.

   Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

   FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

   INVESTMENT INCOME--Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends (if any) and capital gains (if any) annually. Dividends and distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

   EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.

   The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2.   FEES AND TRANSACTIONS WITH AFFILIATES

ADVISORY FEES--Founders Asset Management LLC ("Founders") serves as investment adviser to the Fund. Founders is an indirect wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.

   In accordance with an investment advisory agreement between the Company and Founders, the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1.00% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.

   Founders has agreed to waive a portion of its management fee and to limit the total expenses of the Fund. Founders agreed to waive that portion of its management fee that exceeds 0.75% of the Fund's average net assets and to limit the annual expenses of the Fund (net of credits received from the Fund's custodian) to 1.40% for Class A and Class F shares, 2.15% for Class B and Class C shares, 1.15% for Class R shares, and 1.65% for Class T shares. These reductions are made pursuant to a permanent contractual commitment. For the year ended December 31, 2003, $342,377 was reimbursed to the Fund by Founders pursuant to this provision.

   SHAREHOLDER SERVICING AND TRANSFER AGENCY FEES FOR CLASS F SHARES--The Company has a shareholder services agreement with Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus", an affiliate of Founders), whereby the Funds have agreed to compensate DSC for providing certain shareholder servicing functions to holders of Class F shares. During the period from May 1, 2003 through December 31, 2003, the Fund paid DSC a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account considered to be an open account at any time during a given month. Prior to May 1, 2003, the Company had a shareholder services agreement with Founders whereby the Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account considered to be an open account at any time during a given month. During the year ended December 31, 2003, Class F shares were charged $19,110 and $10,586, respectively, pursuant to these shareholder services agreements.

   Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for all the Fund's share classes. With the exception of out-of-pocket charges, the fees charged by DTI with respect to the Fund's Class F shares are paid by DSC. The out-of-pocket charges from DTI are paid by the Fund. Prior to May 1, 2003, Investors Trust Company ("ITC") was the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC were paid by Founders. The out-of-pocket charges from ITC were paid by the Fund. During the year ended December 31, 2003, Class F shares were charged $5,685 and $3,228, respectively, for out-of-pocket transfer agent charges.

   TRANSFER AGENCY FEES FOR CLASS A, CLASS B, CLASS C, CLASS R, AND CLASS T SHARES -- The fees charged by DTI with respect to the Fund's Class A, B, C, R, and T shares are paid by the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $12.23 to $12.84, per shareholder account considered to be an open account at any time during a given month, plus out-of-pocket charges. Class-specific transfer agency fees paid to DTI during the year ended December 31, 2003 were as follows:

                                                                       TRANSFER
                                                                      AGENCY FEES
                                                                      -----------
Class A                                                                $  73,674
Class B                                                                $   9,767
Class C                                                                $   1,981
Class R                                                                $   3,110
Class T                                                                $     817

   DISTRIBUTION AND SHAREHOLDER SERVICES PLANS--DSC also is the distributor of the Fund's shares. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing or servicing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year ended December 31, 2003, Class F shares were charged $22,388 pursuant to this Distribution Plan.

   The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under this plan, the Fund pays DSC a fee for distributing its Class B and C shares at the annual rate of 0.75% of the value of the average daily net assets of its Class B and C shares, respectively, and pays DSC a fee for distributing its Class T shares at the annual rate of 0.25% of the average daily net assets of its Class T shares.

   In addition, the Fund has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay DSC an annual fee of 0.25% of the value of their average daily net assets for the provision of certain services.

   Distribution and shareholder servicing fees paid to DSC by the Fund's Class A, B, C, and T shares for the year ended December 31, 2003, were as follows:

                                                      DISTRIBUTION   SHAREHOLDER
                                                          FEES      SERVICING FEES
                                                      ------------  --------------
Class A                                                      N/A      $  47,482
Class B                                                $  15,145      $   5,048
Class C                                                $   3,610      $   1,204
Class T                                                $     427      $     427

   During the year ended December 31, 2003, DSC retained $94 and $10 in sales commissions from the sales of Class A and Class T shares, respectively. DSC also retained $10,862 and $85 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively.

   FUND ACCOUNTING AND ADMINISTRATIVE SERVICES FEES--The Funds have agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is computed at the annual rate of 0.10% of the average daily net assets of the Fund on the first $500 million, 0.065% of the average daily net assets of the Fund on the next $500 million, and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services.

   CUSTODIAN FEES--Mellon Bank N.A., a wholly-owned subsidiary of Mellon Financial Corporation, serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian. The custodian has also agreed to a fee waiver for the Funds during the time periods and in the amounts set forth below:

                        TIME PERIOD          AMOUNT OF WAIVER
                        -----------          ----------------
                     9/1/02 to 8/31/03           $  100,000
                     9/1/03 to 8/31/04           $  150,000
                     9/1/04 to 8/31/05           $  200,000
                     9/1/05 to 8/31/06           $  200,000

   The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2003, the Fund's portion of the fee waiver was $13,644. The amount paid to Mellon was reduced by this fee waiver amount.

    DIRECTORS COMPENSATION--The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Other Liabilities on the Statement of Assets and Liabilities. Deferral of directors' fees under the plan does not affect the net assets of the Fund.

   Certain officers of the Company are also officers and/or directors of Founders. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3.   FEDERAL TAX INFORMATION

Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sale losses, foreign currency transactions, net operating losses, and capital loss carryovers. Permanent differences identified during the year ended December 31, 2003 have been reclassified among the components of net assets as follows:

         UNDISTRIBUTED NET        UNDISTRIBUTED NET REALIZED
         INVESTMENT INCOME             GAINS AND LOSSES               PAID-IN CAPITAL
         -----------------        --------------------------          ---------------
              $ 9,949                      $ 54,218                      $ (64,167)

   The tax character of distributions paid during 2003 and 2002 was as follows:

                                  2003       2002
                                ---------  ---------
DISTRIBUTIONS PAID FROM:
Ordinary Income                 $ 259,512  $  56,660
Long-term capital gain          $       0  $       0
                                ---------  ---------
                                $ 259,512  $  56,660

   The tax components of capital represent distribution requirements the Fund must satisfy under the income tax regulations and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below as of December 31, 2003, represent capital loss carryovers that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The utilization of acquired losses may be limited under federal tax laws. Post-October 31 foreign currency losses noted below, if any, may be used to offset future net investment income and thereby reduce future ordinary income distributions. These carryovers expire between December 31, 2007 and December 31, 2011.

   The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2003 are noted below. The primary difference between book and tax appreciation or depreciation is wash sale loss deferrals.

Undistributed Ordinary Income                  $       2,512
Accumulated Capital Losses                     $  39,617,964
Post-October Currency Loss Deferral            $         838
Federal Tax Cost                               $  28,432,349
Gross Tax Appreciation of Investments          $  10,576,208
Gross Tax Depreciation of Investments          $      (4,608)
Net Tax Appreciation                           $  10,571,600

4.   CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                                YEAR                          YEAR
                                                                ENDED                         ENDED
                                                               12/31/03                      12/31/02
                                                    -----------------------------  ----------------------------
                                                       SHARES          AMOUNT         SHARES         AMOUNT
                                                    -------------   -------------  -------------  -------------
CLASS A
      Sold                                                724,401   $   5,318,119      4,149,772  $  34,712,760
      Dividends or Distributions Reinvested                15,239   $     147,964          4,234  $      30,237
      Redeemed                                           (978,731)  $  (7,425,669)    (4,523,803) $ (38,087,744)
      NET DECREASE                                       (239,091)  $  (1,959,586)      (369,797) $  (3,344,747)

CLASS B
      Sold                                                 72,988   $     520,427        144,790  $   1,041,200
      Dividends or Distributions Reinvested                   146   $       1,391              0  $           0
      Redeemed                                           (137,735)  $    (972,405)      (215,227) $  (1,633,534)
      NET DECREASE                                        (64,601)  $    (450,587)       (70,437) $    (592,334)

CLASS C
      Sold                                                165,203   $   1,132,327         27,418  $     241,026
      Redeemed                                           (190,526)  $  (1,322,601)       (96,541) $    (870,079)
      NET DECREASE                                        (25,323)  $    (190,274)       (69,123) $    (629,053)

CLASS F
      Sold                                              1,515,865   $  11,180,704      1,879,837  $  15,539,534
      Dividends or Distributions Reinvested                 6,797   $      66,066          1,997  $      14,235
      Redeemed                                         (1,814,806)  $ (13,597,081)    (2,242,842) $ (18,862,775)
      NET DECREASE                                       (292,144)  $  (2,350,311)      (361,008) $  (3,309,006)

CLASS R
      Sold                                                146,346   $   1,105,834        280,113  $   2,397,887
      Dividends or Distributions Reinvested                 2,764   $      26,981          1,130  $       8,099
      Redeemed                                           (170,854)  $  (1,336,846)      (544,644) $  (4,994,824)
      NET DECREASE                                        (21,744)  $    (204,031)      (263,401) $  (2,588,838)

CLASS T
      Sold                                                 97,501   $     651,910            291  $       2,419
      Dividends or Distributions Reinvested                    91   $         882              0  $           0
      Redeemed                                           (101,973)  $    (710,698)       (12,536) $    (104,892)
      NET DECREASE                                         (4,381)  $     (57,906)       (12,245) $    (102,473)

5.   INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the year ended December 31, 2003 were $46,409,480 and $50,639,763, respectively.

6.   LINE OF CREDIT

The Company has a line of credit arrangement ("LOC") with State Street Bank and Trust Company, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $50 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $50 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2003, the Fund had borrowings in the amount of $100,000 pursuant to this LOC arrangement.

7.   LEGAL MATTERS

PFEIFFER V. THE DREYFUS CORPORATION

On December 9, 2003, a purported shareholder in the Dreyfus Premier NexTech Fund brought an action against Dreyfus seeking to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to the Dreyfus Founders Funds (other than Dreyfus Founders Money Market Fund) and two Dreyfus Premier Funds. Plaintiff claims that the funds were closed to new investors but that Dreyfus nonetheless improperly continued to charge Rule 12b-1 fees for marketing and distribution services in violation of Section 36(b) of the Investment Company Act of 1940 and in breach of its common law fiduciary duties. Plaintiff also seeks to recover a portion of the investment advisory fees charged to the closed funds while Dreyfus was "in breach of its fiduciary duties" and to enjoin Dreyfus from collecting additional 12b-1 fees from those funds, as well as an award of attorneys' fees and litigation expenses.

HAYS V. MELLON FINANCIAL CORP., ET AL.

On January 30, 2004, a purported shareholder in the Dreyfus Disciplined Stock Fund filed a class action against Mellon Financial Corporation, Mellon Bank, Dreyfus, Founders, and the directors of the Dreyfus Founders Funds and all or substantially all of the Dreyfus Funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of Sections 34(b), 36(b), and 48(a) of the Investment Company Act of 1940, Section 215 of the Investment Advisers Act of 1940, and common law claims. The action seeks to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to various funds for marketing and distribution services. More specifically, the Plaintiff claims, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus and Dreyfus Founders Funds over other funds, and that such payments were not disclosed to investors. In addition, Plaintiff asserts that economies of scale and soft-dollar benefits were not passed on to investors. Plaintiff further alleges that 12b-1 fees charged to certain funds that were closed to new investors were also improper. The complaint seeks compensatory and punitive damages, rescission of the advisory contracts, an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses.

These actions will be defended vigorously, and management of the Fund believes they are without merit.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders International Equity Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Denver, Colorado
February 12, 2004

OTHER TAX INFORMATION
(UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the period ended December 31, 2003, 0.0% qualified for the dividends received deduction available to the Fund's corporate shareholders.

QUALIFIED DIVIDEND INCOME

For the year ended December 31, 2003, the Fund designated 100% of the ordinary income distributions paid as qualified dividend income subject to reduced income tax rates for taxpayers with taxable accounts.

YOUR BOARD REPRESENTATIVES
(UNAUDITED)

The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below along with the year in which they joined the Board in parentheses, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 75, resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

DIRECTORS

EUGENE H. VAUGHAN, CFA, 70. Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan Nelson Investment Management, LP, an investment counseling firm. Director, Encore Bank. Director, Greater Houston Partnership, and Chairman, Center for Houston's Future, both of which are non-profit organizations. Founding Chairman and former Governor, Association for Investment Management and Research. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation. (1970)

ALAN S. DANSON, 64. Private investor. Formerly, President and Director, D.H. Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Formerly, Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service (1996 to 1999). Director, CaseShare Systems, LLP, a document management company. Director, Gore Range Natural Science School and The Les Streeter Programs, Inc., both of which are non-profit organizations. (1991)

JOAN D. MANLEY, 71. Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. (1960 to 1984). Director, Sara Lee Corporation and Moore Wallace Corporation, a printing company. (1998)

ROBERT P. MASTROVITA, 59. Private Investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy. (1998)

TRYGVE E. MYHREN, 67. President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Meguntucook Funds, a venture capital firm (1998 to Present). Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and Communications Corporation (now Time Warner cable) (1981 to 1988). Director, Advanced Marketing Services, Inc. Trustee and Chairman of Finance Committee, the University of Denver. Trustee, U.S. Ski and Snowboard Team Foundation and the Denver Art Museum. (1996)

GEORGE W. PHILLIPS, 65. Retired. Vice Chairman of the Board, Chairman of the Finance Committee, and Chairman of the Investment Committee, Children's Medical Center of Boston. Formerly, President and Chief Executive Officer of Warren Bancorp, Inc. and Warren Five Cents Savings Bank (1992 to 1997). (1998)

JAY A. PRECOURT, 66. Chairman, CEO, and Director, Scissor Tail Energy, LLC (2000 to present). Managing General Partner, Precourt Interests, Ltd., an energy and investments company (1995 to present). President, Skylark Enterprises, Inc., a ranching and real estate business. Formerly, President, CEO, Vice Chairman and Director, Tejas Energy, LLC and predecessor companies (1987 to 1999). Director, Halliburton Company, an energy services company. Director, The Timken Company, a manufacturing company. Director, Apache Corporation, an oil and gas company. Chairman and Director, Hermes Consolidated, Inc., an energy transportation and crude oil refining company. (1983)

PRINCIPAL OFFICERS

RICHARD W. SABO, 46. President of the Funds since 2000 and Principal Executive Officer of the Funds since 2002. Founders' President and Chief Executive Officer, Member of Founders' Board of Managers and Director of Dreyfus (1998 to present). Executive Vice President of DSC since 2003. Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 46. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President-Administration and Treasurer. Vice President of DSC since 2003. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 48. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President-Legal, General Counsel and Secretary. Assistant Secretary of DSC since 2003. Employed by Founders and its predecessor company since 1996.

ROBERT T. KELLY, 34. Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Funds since 2003. Founders' Vice President of Portfolio Accounting since 2000. Formerly, Assistant Treasurer of the Funds (2000 to 2003), and Head of Equity Desk for ABN Amro Trust Company (Cayman) Limited (1998 to 2000).

WILLIAM G. GERMENIS, 33. Anti-Money Laundering Compliance Officer for the Class A, Class B, Class C, Class R, and Class T shares of the Funds since 2002 and for the Class F shares of the Funds since 2003. Vice President of MBSC, LLC since 2002. Vice President and Anti-Money Laundering Compliance Officer of DSC and Anti-Money Laundering Compliance Officer of investment companies managed by Dreyfus. Employed by DSC since 1998.

The directors and officers may be contacted at Founders' address appearing on the back cover, except for Mr. Germenis who can be contacted at 200 Park Avenue, New York, New York 10166.

DREYFUS FOUNDERS INTERNATIONAL EQUITY FUND
P.O. Box 55360
Boston, MA  02205-8252
1-800-525-2440
www.founders.com

INVESTMENT MANAGER
Founders Asset Management LLC
A MELLON FINANCIAL COMPANY(SM)
210 University Boulevard, Suite 800
Denver, CO 80206

DISTRIBUTOR
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

Additional information about the Fund and its directors is available in the Fund's Statement of Additional Information, which can be obtained free of charge by contacting the Fund.

   This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money. Date of first use:
February 27, 2004

   Dreyfus Service Corporation, Distributor. (C) 2004 Founders Asset Management LLC.

                                                                     A-646-IE-03

ANNUAL REPORT

DREYFUS FOUNDERS
MID-CAP GROWTH FUND

INVESTMENT UPDATE
DECEMBER 31, 2003

[DREYFUS FOUNDERS FUNDS LOGO]
THE GROWTH SPECIALISTS

TABLE OF CONTENTS

Management Overview                                                            3

Statement of Investments                                                      10

Statement of Assets and Liabilities                                           15

Statement of Operations                                                       17

Statements of Changes in Net Assets                                           18

Financial Highlights                                                          19

Notes to Financial Statements                                                 25

Report of Independent Auditors                                                34

Your Board Representatives                                                    35

PAPERLESS DELIVERY OF THIS REPORT

[GRAPHIC]

     Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this Annual Report are available, we'll send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website.

     To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and help the Fund reduce printing and postage charges by enrolling today at www.founders.com/ecommunications. If you own Funds through a third party, enroll at www.icsdelivery.com.

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. Companies appearing in bold print on pages 3-9 were owned by the Fund on December 31, 2003. The amounts of these holdings are included in the Statement of Investments.

      - NOT FDIC-INSURED    - NOT BANK-GUARANTEED   - MAY LOSE VALUE

MANAGEMENT OVERVIEW

[PHOTO OF KEVIN SONNETT]

A DISCUSSION WITH PORTFOLIO MANAGER KEVIN SONNETT, CFA

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2003?

While we were pleased with the Fund's performance relative to its mid-cap growth fund peers in 2003, the Fund's gains trailed its benchmark, the Russell Midcap Growth Index, which rose 42.71% during the period.

     Despite the fact that riskier stocks were the strongest performers in 2003, we adhered to our core process, continuing to search for companies with superior long-term profit growth prospects led by exceptional management teams. We also continued to maintain a strong valuation discipline, investing when we felt stocks were trading below our fair value estimation. Good stock picking helped offset the headwind of the Fund's lower beta in this very strong market, providing an even better risk-adjusted return.

     The Fund's lower relative return versus the benchmark was largely due to its lower beta investments, higher weighted-average market capitalization, an underweight position in the technology sector and average cash position of about 2.7% compared to the fully invested Index.

DESCRIBE THE ECONOMIC ENVIRONMENT DURING THE PERIOD.

Stock markets worldwide generally posted double-digit gains during the year, with the U.S. market ending 2003 in the black for the first time in the last four years. Rapidly improving economic conditions following

[SIDENOTE]

"BETTER SALES FROM A STRONGER ECONOMY COUPLED WITH EXTRAORDINARY PRODUCTIVITY GAINS LED TO DOUBLE-DIGIT PROFIT GROWTH FROM MANY PUBLIC COMPANIES."

the conclusion of major hostilities in Iraq, higher corporate profits and benign inflation contributed to market gains. Powerful fiscal and monetary stimuli in the form of tax cuts, government spending and lower interest rates also assisted the boost in economic activity. Better sales from a stronger economy coupled with extraordinary productivity gains led to double-digit profit growth from many public companies. Higher profits, confidence in a stronger economic future and poor alternative investment options--for example, 10-year Treasury bond yields ranged from 3.5-4.5% for most of the year while money market funds paid even less--also contributed to higher share prices.

WHAT CHANGES WERE MADE TO THE FUND DURING THE PERIOD?

Our individual stock selection and the market's strong gains in 2003 resulted in changes in Fund composition. The weighted average market capitalization grew from $5.7 billion at the beginning of the year to $6.8 billion by year's end. The forward price-to-earnings ratio (P/E) of the Fund also rose, from 19 times forward earnings at the end of 2002 to 24 times by the end of 2003. And while the P/E of the Fund remained lower than that of its benchmark, the consensus estimates of the long-term

[SIDENOTE]

PERFORMANCE HIGHLIGHTS

- Stock markets worldwide generally posted double-digit gains for the year, with the U.S. market ending 2003 in the black for the first time in the last four years.

- Our individual stock selection and the market's strong gains in 2003 led to some changes in Fund composition.

- Among the positive relative impacts were the returns experienced by Fund holdings in the financials, consumer staples and energy sectors.

- The Fund was generally underweight such strong performing industries as communications equipment, Internet software, semiconductors and semiconductor equipment. However, strong selection in the Fund's largest technology industry, systems software, helped mitigate the Fund's relative underperformance in the technology sector.

profit growth of the stocks in the Fund were slighter higher. Further, we invested in very few companies that are forecasted to lose money in the coming year, while such holdings comprised about 3% of the benchmark.

     In the midst of an improving economy and a rebound in business capital spending, we found many attractive opportunities among technology stocks, and as a result of new buys and strong gains from the sector, the Fund's weighting in technology nearly doubled, largely at the expense of the healthcare and industrials sectors.

     Also of note, the Fund had significant weightings in the consumer discretionary, technology and healthcare sectors by the end of the period, the three largest sectors in which we generally invest.

WHAT POSITIVELY CONTRIBUTED TO FUND PERFORMANCE DURING THE PERIOD?

Strong stock performance and favorable weightings versus the benchmark in the financials and consumer staples sectors positively impacted relative Fund performance for the year. Our energy holdings also advanced relative performance, with oil and gas exploration and development company APACHE CORPORATION leading the sector. The Fund benefited from participation in initial public offerings (IPOs) over the period as well.

     Strong stock selection in the healthcare sector also positively impacted overall performance. BARR PHARMACEUTICALS, INC., for example, rose 77% for the year, driven by its strong generic and proprietary drug sales in markets such as women's health. Barr was the single largest positive contributor to Fund performance for the reporting period on an individual stock basis. In

[SIDENOTE]

LARGEST EQUITY HOLDINGS  (ticker symbol)

1.  Getty Images, Inc.(GYI)                                2.06%
2.  Maxim Integrated Products, Inc.(MXIM)                  2.03%
3.  Teva Pharmaceutical Industries Limited (TEVA)          1.96%
4.  Barr Pharmaceuticals, Inc. (BRL.A)                     1.92%
5.  Amdocs Limited (DOX)                                   1.87%
6.  Corinthian Colleges, Inc. (COCO)                       1.85%
7.  Danaher Corporation (DHR)                              1.82%
8.  Gilead Sciences, Inc. (GILD)                           1.81%
9.  Fastenal Company (FAST)                                1.81%
10. TJX Companies, Inc. (TJX)                              1.80%

     Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

addition, generic pharmaceutical company TEVA PHARMACEUTICAL INDUSTRIES LIMITED, and pharmacy benefit manager CAREMARK RX, INC., also greatly boosted Fund performance in this sector.

     Trucking company J.B. HUNT TRANSPORT SERVICES, INC. experienced an exceptional increase during the period, rising 84%. The company's business performance was aided by the strengthening economy as well as a favorable industry environment in which many smaller trucking companies grappled with limited capital and a tight driver supply. However, real profit gains came from Hunt's efforts to reduce its operating expenses and increase its productivity. As a result of these strides, Wall Street forecasts for the company rose and became more closely aligned with our estimates.

[SIDENOTE]

[CHART]

GROWTH OF $10,000 INVESTMENT

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Mid-Cap Growth Fund on 12/31/93 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

     The Russell Midcap Growth Index measures the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the largest 1,000 publicly traded U.S. companies. The total return figures cited for this index assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

     INTERNATIONAL GAME TECHNOLOGY, the leading maker of games for casinos, appreciated nearly 90% during the period, powered by very strong sales of cashless slot machines and profit growth of over 30%.

     Strong stock performance by HARMAN INTERNATIONAL INDUSTRIES, INC., a provider of audio and other electronics to the consumer and automobile original equipment manufacturer (OEM) markets, and CADENCE DESIGN SYSTEMS, INC., a supplier of electronic design automation (EDA) and engineering services, also buoyed relative Fund performance during the period.

     Other standout individual performers during the period included financial holdings FRIEDMAN, BILLINGS, RAMSEY GROUP, INC. and NEW YORK COMMUNITY BANCORP, INC.

[SIDENOTE]

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03

                                             1         5          10      SINCE
CLASS  (INCEPTION DATE)                    YEAR      YEARS       YEARS   INCEPTION
-----------------------------------------------------------------------------------
CLASS A SHARES (12/31/99)
        With sales charge (5.75%)           28.47%       --         --      (12.72%)
        Without sales charge                36.43%       --         --      (11.42%)
CLASS B SHARES (12/31/99)
        With redemption*                    31.04%       --         --      (12.34%)
        Without redemption                  35.04%       --         --      (11.91%)
CLASS C SHARES (12/31/99)
        With redemption**                   34.20%       --         --      (12.23%)
        Without redemption                  35.20%       --         --      (12.23%)
CLASS F SHARES (9/8/61)                     36.64%    (2.27%)     3.47%        N/A
CLASS R SHARES (12/31/99)                   36.40%       --         --      (11.19%)
CLASS T SHARES (12/31/99)
        With sales charge (4.50%)           28.90%       --         --      (13.22%)
        Without sales charge                35.06%       --         --      (12.22%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, expense limits for certain share classes, and adjustments for financial statement purposes. Part of the Fund's one-year performance is due to amounts received from class action settlements regarding prior Fund holdings. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. There are risks associated with mid-cap investing, such as limited product lines, less liquidity, and small market share.

     *The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

    **The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

WHAT FACTORS DETRACTED FROM FUND PERFORMANCE?

The Fund's technology investments significantly trailed the benchmark's return in this sector. For example, one of the world's largest distributors of technology equipment, Technology Data Corporation, declined early in the year as pricing and volumes for the industry remained weak. Additionally, the Fund was generally underweight such strong performing industries as communications equipment, Internet software, semiconductors and semiconductor equipment. However, strong selection in the Fund's largest technology industry, systems software, helped mitigate underperformance in the sector.

     An underweight position coupled with weak stock selection in the consumer discretionary sector weighed heavily on relative Fund performance, with such holdings as Darden Restaurants, Inc., parent company of such casual restaurants as Red Lobster and Olive Garden, producing a significant drag on performance during the period.

     The Fund's overweight position in the industrials sector also impeded relative performance. Poor performance by individual industrials holdings such as L-3 Communications Corporation, a merchant supplier of intelligence, surveillance and reconnaissance systems and products, and uniform specialist Cintas Corporation, negatively impacted the Fund's overall performance in this sector.

[SIDENOTE]

[CHART]

PORTFOLIO COMPOSITION
Information Technology     26.27%
Consumer Discretionary     21.26%
Healthcare                 17.04%
Industrials                10.62%
Financials                  8.80%
Energy                      4.57%
Materials                   2.61%
Consumer Staples            2.22%
Other                       4.05%
Cash & Equivalents          2.56%

     The Funds portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

     The Fund underperformed in the materials sector relative to the benchmark due to poor stock selection. Crown Holdings, Inc., manufacturer of packaging products to consumer marketing companies, was the Fund's second-worst individual performer for the period.

     Some additional individual holdings should be singled out for poor performance during the period. Cephalon, Inc., a biotechnology company specializing in narcolepsy and pain products, dropped during the period when sales of the company's leading daytime wakefulness drug, Provigil, fell short of expectations and led to weaker-than-expected profits. Biotechnology holding Medimmune, Inc. likewise fell after a disappointing launch of its new nasal influenza vaccine, FluMist, which failed to generate enough use to meet the investment community's expectations.

     Additional detractors from relative Fund performance were other stock-specific disappointments, such as The Pepsi Bottling Group, Inc., MGM Mirage and Quest Diagnostics, Inc.

     Some of these positions were sold during the first few months of 2003, unfortunately locking in losses before the market rebounded. However, the capital raised with these sales was quickly re-deployed into other investments that provided the Fund with more attractive alternatives.

We will continue to seek companies we feel possess the best opportunity for superior long-term profit growth, led by management teams we believe may execute the plan and deliver on that potential. As we move into 2004, our Fund strategy remains consistent. We will continue to focus on our bottom-up investment process to identify the most attractive mix of potential reward and limited risk.


/s/ Kevin Sonnett


Kevin Sonnett, CFA
Portfolio Manager

STATEMENT OF INVESTMENTS
December 31, 2003

SHARES                                                               MARKET VALUE
---------------------------------------------------------------------------------
COMMON STOCKS (DOMESTIC)-92.2%

AIR FREIGHT & LOGISTICS-0.5%
     20,475   C.H. Robinson Worldwide, Inc.                        $      776,200
                                                                   --------------
APPAREL RETAIL-3.1%
     82,594   Ross Stores, Inc.                                         2,182,959
    132,800   TJX Companies, Inc.                                       2,928,240
                                                                   --------------
                                                                        5,111,199
                                                                   --------------
APPAREL, ACCESSORIES & LUXURY GOODS-0.9%
     36,375   Coach, Inc.*                                              1,373,157
                                                                   --------------
APPLICATION SOFTWARE-3.4%
    101,425   Cadence Design Systems, Inc.*                             1,823,621
     64,900   Citrix Systems, Inc.*                                     1,376,529
     47,425   Mercury Interactive Corporation*                          2,306,752
                                                                   --------------
                                                                        5,506,902
                                                                   --------------
ASSET MANAGEMENT & CUSTODY BANKS-2.1%
     40,500   Federated Investors, Inc. Class B                         1,189,080
     74,800   SEI Investments Company                                   2,279,156
                                                                   --------------
                                                                        3,468,236
                                                                   --------------
BIOTECHNOLOGY-1.8%
     50,700   Gilead Sciences, Inc.*                                    2,947,698
                                                                   --------------
BROADCASTING & CABLE TV-0.8%
     50,375   Cox Radio, Inc. Class A*                                  1,270,961
                                                                   --------------
CASINOS & GAMING-1.1%
     47,850   International Game Technology                             1,708,245
                                                                   --------------
COMMUNICATIONS EQUIPMENT-1.2%
     42,050   Foundry Networks, Inc.*                                   1,150,488
     38,025   Polycom, Inc.*                                              742,248
                                                                   --------------
                                                                        1,892,736
                                                                   --------------

[SIDENOTE]

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

AU  Australia
AT  Austria
BD  Bermuda
BE  Belgium
BR  Brazil
CA  Canada
CI  Channel Islands
CN  China
DE  Denmark
FI  Finland
FR  France
GE  Germany
GR  Greece
HK  Hong Kong
ID  Indonesia
IE  Ireland
IN  India
IS  Israel
IT  Italy
JA  Japan
KR  South Korea
LU  Luxembourg
MA  Malaysia
NE  Netherlands
NW  Norway
PT  Portugal
PU  Puerto Rico
SA  South Africa
SG  Singapore
SP  Spain
SW  Sweden
SZ  Switzerland
TH  Thailand
TW  Taiwan
UK  United Kingdom
VI  Virgin Islands

SHARES                                                               MARKET VALUE
---------------------------------------------------------------------------------
COMPUTER & ELECTRONICS RETAIL-1.0%
     31,425   Best Buy Company, Inc.                               $    1,641,642
                                                                   --------------
COMPUTER STORAGE & PERIPHERALS-2.2%
    136,675   Maxtor Corporation*                                       1,517,093
     39,600   QLogic Corporation*                                       2,043,360
                                                                   --------------
                                                                        3,560,453
                                                                   --------------
CONSUMER ELECTRONICS-0.7%
     15,475   Harman International Industries, Inc.                     1,144,841
                                                                   --------------
DATA PROCESSING & OUTSOURCED SERVICES-3.4%
     47,635   Affiliated Computer Services, Inc. Class A*               2,594,202
     73,000   Fiserv, Inc.*                                             2,884,230
                                                                   --------------
                                                                        5,478,432
                                                                   --------------
DIVERSIFIED COMMERCIAL SERVICES-3.8%
     10,075   Apollo Group, Inc. Class A*                                 685,100
     92,439   ARAMARK Corporation Class B                               2,534,677
     54,049   Corinthian Colleges, Inc.*                                3,002,962
                                                                   --------------
                                                                        6,222,739
                                                                   --------------
ELECTRONIC EQUIPMENT MANUFACTURERS-2.2%
    166,500   Symbol Technologies, Inc.                                 2,812,185
     23,575   Waters Corporation*                                         781,747
                                                                   --------------
                                                                        3,593,932
                                                                   --------------
EMPLOYMENT SERVICES-1.1%
     39,200   Manpower, Inc.                                            1,845,536
                                                                   --------------
EXCHANGE TRADED FUNDS-4.1%
     34,100   Internet Architecture HOLDRS Trust                        1,227,941
     17,300   Internet HOLDRS Trust                                       868,287
     29,575   iShares Goldman Sachs Networking Index Fund*                816,566
     32,400   iShares Goldman Sachs Software Index Fund*                1,223,424
     41,225   iShares Russell 2000 Growth Fund                          2,442,581
                                                                   --------------
                                                                        6,578,799
                                                                   --------------
FOOD DISTRIBUTORS-0.9%
     37,150   Sysco Corporation                                         1,383,095
                                                                   --------------
FOOD RETAIL-0.9%
     20,750   Whole Foods Market, Inc.*                                 1,392,948
                                                                   --------------
GENERAL MERCHANDISE STORES-1.1%
     60,175   Dollar Tree Stores, Inc.*                                 1,808,861
                                                                   --------------
HEALTHCARE DISTRIBUTORS-0.4%
     10,900   Patterson Dental Company*                                   699,344
                                                                   --------------

* NON-INCOME PRODUCING.

  HOLDRS - HOLDING COMPANY DEPOSITARY RECEIPTS

  SEE NOTES TO FINANCIAL STATEMENTS.

SHARES                                                               MARKET VALUE
---------------------------------------------------------------------------------
HEALTHCARE EQUIPMENT-4.0%
     43,875   Biomet, Inc.                                         $    1,597,489
     32,900   Boston Scientific Corporation*                            1,209,404
     44,987   DENTSPLY International, Inc.                              2,032,063
     28,025   St. Jude Medical, Inc.*                                   1,719,334
                                                                   --------------
                                                                        6,558,290
                                                                   --------------
HEALTHCARE SERVICES-1.3%
     31,400   Caremark Rx, Inc.*                                          795,362
     18,750   Express Scripts, Inc. Class A*                            1,245,563
                                                                   --------------
                                                                        2,040,925
                                                                   --------------
HOME ENTERTAINMENT SOFTWARE-0.6%
     50,625   Activision, Inc.*                                           921,375
                                                                   --------------
HOME FURNISHINGS-1.3%
     32,150   Leggett & Platt, Inc.                                       695,405
     19,075   Mohawk Industries, Inc.*                                  1,345,551
                                                                   --------------
                                                                        2,040,956
                                                                   --------------
HOMEBUILDING-0.5%
      9,175   Lennar Corporation Class A                                  880,800
                                                                   --------------
HOTELS, RESORTS & CRUISE LINES-1.0%
     95,625   Hilton Hotels Corporation                                 1,638,056
                                                                   --------------
INDUSTRIAL CONGLOMERATES-1.8%
     32,130   Danaher Corporation                                       2,947,927
                                                                   --------------
INDUSTRIAL GASES-0.8%
     32,775   Praxair, Inc.                                             1,252,005
                                                                   --------------
INVESTMENT BANKING & BROKERAGE-1.8%
    205,000   Ameritrade Holding Corporation*                           2,884,350
                                                                   --------------
LEISURE FACILITIES-0.9%
     43,300   Royal Caribbean Cruises Limited                           1,506,407
                                                                   --------------
MANAGED HEALTHCARE-2.4%
     16,225   Anthem, Inc.*                                             1,216,875
     15,000   PacifiCare Health Systems, Inc.*                          1,014,000
     18,000   WellPoint Health Networks, Inc.*                          1,745,820
                                                                   --------------
                                                                        3,976,695
                                                                   --------------
METAL & GLASS CONTAINERS-1.0%
     28,225   Ball Corporation                                          1,681,363
                                                                   --------------
OIL & GAS EQUIPMENT & SERVICES-2.9%
     68,225   BJ Services Company*                                      2,449,278
     55,600   Smith International, Inc.*                                2,308,512
                                                                   --------------
                                                                        4,757,790
                                                                   --------------
OIL & GAS EXPLORATION & PRODUCTION-1.6%
     32,801   Apache Corporation                                        2,660,161
                                                                   --------------

SHARES                                                               MARKET VALUE
---------------------------------------------------------------------------------
OTHER DIVERSIFIED FINANCIAL SERVICES-2.2%
     37,775   Ambac Financial Group, Inc.                          $    2,621,207
     41,775   Friedman, Billings, Ramsey Group, Inc.                      964,167
                                                                   --------------
                                                                        3,585,374
                                                                   --------------
PERSONAL PRODUCTS-0.5%
     21,150   Estee Lauder Companies, Inc. Class A                        830,349
                                                                   --------------
PHARMACEUTICALS-5.1%
     73,700   Andrx Corporation*                                        1,771,748
     40,550   Barr Pharmaceuticals, Inc.*                               3,120,323
     30,425   MGI Pharma, Inc.*                                         1,251,989
     46,300   Watson Pharmaceuticals, Inc.*                             2,129,800
                                                                   --------------
                                                                        8,273,860
                                                                   --------------
PROPERTY & CASUALTY INSURANCE-0.8%
     40,275   Infinity Property & Casualty Corporation                  1,331,089
                                                                   --------------
PUBLISHING-3.7%
     66,650   Getty Images, Inc.*                                       3,341,165
     22,875   McClatchy Company Class A                                 1,573,800
     23,600   New York Times Company Class A                            1,127,844
                                                                   --------------
                                                                        6,042,809
                                                                   --------------
RESTAURANTS-1.5%
     72,925   Brinker International, Inc.*                              2,418,193
                                                                   --------------
SEMICONDUCTOR EQUIPMENT-1.5%
     81,800   MKS Instruments, Inc.*                                    2,372,200
                                                                   --------------
SEMICONDUCTORS-5.2%
     65,650   Fairchild Semiconductor Corporation Class A*              1,639,281
     32,450   Intersil Corporation Class A                                806,383
     66,250   Maxim Integrated Products, Inc.                           3,299,250
     29,350   Microchip Technology, Inc.                                  979,116
     76,675   Semtech Corporation*                                      1,742,823
                                                                   --------------
                                                                        8,466,853
                                                                   --------------
SPECIALIZED FINANCE-0.4%
     10,475   Moody's Corporation                                         634,261
                                                                   --------------
SPECIALTY STORES-3.7%
      9,175   AutoZone, Inc.*                                             781,802
     58,875   Bed Bath & Beyond, Inc.*                                  2,552,231
     95,825   Staples, Inc.*                                            2,616,023
                                                                   --------------
                                                                        5,950,056
                                                                   --------------
STEEL-0.8%
     33,675   International Steel Group, Inc.*                          1,311,641
                                                                   --------------
SYSTEMS SOFTWARE-2.2%
     19,600   Adobe Systems, Inc.                                         770,280
     45,550   Macrovision Corporation*                                  1,028,975
     50,750   Symantec Corporation*                                     1,758,488
                                                                   --------------
                                                                        3,557,743
                                                                   --------------

*  NON-INCOME PRODUCING.

   SEE NOTES TO FINANCIAL STATEMENTS.

SHARES                                                               MARKET VALUE
---------------------------------------------------------------------------------
TECHNOLOGY DISTRIBUTORS-1.6%
     44,400   CDW Corporation                                      $    2,564,544
                                                                   --------------
THRIFTS & MORTGAGE FINANCE-1.1%
     46,406   New York Community Bancorp, Inc.                          1,765,748
                                                                   --------------
TRADING COMPANIES & DISTRIBUTORS-1.8%
     58,875   Fastenal Company                                          2,940,218
                                                                   --------------
TRUCKING-1.5%
     92,850   JB Hunt Transport Services, Inc.*                         2,507,879
                                                                   --------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$124,593,270)                                                   149,705,873
                                                                   --------------
COMMON STOCKS (FOREIGN)-5.2%

APPLICATION SOFTWARE-1.9%
    135,100   Amdocs Limited (CI)*                                      3,037,048
                                                                   --------------
IT CONSULTING & OTHER SERVICES-1.0%
     64,825   Accenture Limited Class A ADR (BD)*                       1,706,194
                                                                   --------------
PHARMACEUTICALS-1.9%
     56,000   Teva Pharmaceutical Industries Limited Sponsored
                ADR (IS)                                                3,175,760
                                                                   --------------
THRIFTS & MORTGAGE FINANCE-0.4%
     19,350   Doral Financial Corporation (PU)                            624,618
                                                                   --------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$6,728,305)                                                       8,543,620
                                                                   --------------

PRINCIPAL AMOUNT                                                   AMORTIZED COST
---------------------------------------------------------------------------------
U.S. AGENCY DISCOUNT NOTES-1.8%
$ 2,900,000   Federal National Mortgage Association
              0.75% 1/2/04                                         $    2,899,940
                                                                   --------------
TOTAL U.S. AGENCY DISCOUNT NOTES
(AMORTIZED COST-$2,899,940)                                             2,899,940
                                                                   --------------
TOTAL INVESTMENTS-99.2%
(TOTAL COST-$134,221,515)                                             161,149,433
OTHER ASSETS AND LIABILITIES-0.8%                                       1,265,074
                                                                   --------------
NET ASSETS-100.0%                                                  $  162,414,507
                                                                   ==============

* NON-INCOME PRODUCING.

  ADR - AMERICAN DEPOSITARY RECEIPT

  SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003

ASSETS
Investment securities, at cost                                     $  134,221,515
                                                                   --------------
Investment securities, at market                                      161,149,433
Cash                                                                      110,890
Receivables:
   Investment securities sold                                           5,704,748
   Capital shares sold                                                     27,019
   Dividends                                                               38,808
Other assets                                                               15,139
                                                                   --------------
     Total Assets                                                     167,046,037
                                                                   --------------
LIABILITIES
Payables and other liabilities:
   Investment securities purchased                                      4,191,296
   Capital shares redeemed                                                107,777
   Advisory fees                                                          109,135
   Shareholder servicing fees                                              15,071
   Accounting fees                                                          8,221
   Distribution fees                                                       31,678
   Transfer agency fees                                                    24,445
   Custodian fees                                                             490
   Other                                                                  143,417
                                                                   --------------
     Total Liabilities                                                  4,631,530
                                                                   --------------
Net Assets                                                         $  162,414,507
                                                                   ==============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus)                            $  218,073,564
Accumulated net investment loss                                           (15,164)
Accumulated net realized loss from security transactions              (82,571,811)
Net unrealized appreciation on investments                             26,927,918
                                                                   --------------
     Total                                                         $  162,414,507
                                                                   ==============

SEE NOTES TO FINANCIAL STATEMENTS.

Net Assets--Class A                                                $    1,190,590
Shares Outstanding--Class A                                               338,414
Net Asset Value, Redemption Price Per Share                        $         3.52
Maximum offering price per share (net asset value plus sales
   charge of 5.75% of offering price)                              $         3.73

Net Assets--Class B                                                $    1,586,902
Shares Outstanding--Class B                                               463,226
Net Asset Value, Offering and Redemption Price (excluding
   applicable contingent deferred sales charge) Per Share          $         3.43

Net Assets--Class C                                                $      323,067
Shares Outstanding--Class C                                                95,669
Net Asset Value, Offering and Redemption Price (excluding
   applicable contingent deferred sales charge) Per Share          $         3.38

Net Assets--Class F                                                $  159,160,902
Shares Outstanding--Class F                                            44,456,647
Net Asset Value, Offering and Redemption Price Per Share           $         3.58

Net Assets--Class R                                                $      119,048
Shares Outstanding--Class R                                                33,476
Net Asset Value, Offering and Redemption Price Per Share           $         3.56

Net Assets--Class T                                                $       33,998
Shares Outstanding--Class T                                                10,038
Net Asset Value, Redemption Price Per Share                        $         3.39
Maximum offering price per share (net asset value plus sales
   charge of 4.50% of offering price)                              $         3.55

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended December 31, 2003

INVESTMENT INCOME:
   Dividends                                                       $      615,664
   Interest                                                                37,699
   Foreign taxes withheld                                                  (2,821)
                                                                   --------------
     Total Investment Income                                              650,542
                                                                   --------------
EXPENSES:
   Advisory fees--Note 2                                                1,067,149
   Shareholder servicing fees--Note 2                                     187,467
   Accounting fees--Note 2                                                 79,360
   Distribution fees--Note 2                                              327,456
   Transfer agency fees--Note 2                                           120,174
   Registration fees                                                       75,381
   Postage and mailing expenses                                            25,652
   Custodian fees and expenses--Note 2                                     10,187
   Printing expenses                                                       45,011
   Legal and audit fees                                                    18,276
   Directors' fees and expenses--Note 2                                    29,908
   Other expenses                                                          29,034
                                                                   --------------
     Total Expenses                                                     2,015,055
     Earnings Credits                                                      (2,314)
     Waived Expenses                                                       (1,996)
     Expense Offset to Broker Commissions                                  (3,995)
                                                                   --------------
     Net Expenses                                                       2,006,750
                                                                   --------------
   Net Investment Loss                                                 (1,356,208)
                                                                   --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
SECURITY TRANSACTIONS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain on Security transactions                             20,810,975
Net Change in Unrealized Appreciation/Depreciation of Investments      25,868,151
                                                                   --------------
   Net Realized and Unrealized Gain                                    46,679,126
                                                                   --------------
Net Increase in Net Assets Resulting from Operations               $   45,322,918
                                                                   ==============

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       YEAR ENDED       YEAR ENDED
                                                                        12/31/03         12/31/02
                                                                     -------------    -------------
OPERATIONS
Net Investment Loss                                                  $  (1,356,208)   $  (1,349,450)
Net Realized Gain (Loss)                                                20,810,975      (27,913,078)
Net Change in Unrealized Appreciation / Depreciation                    25,868,151       (1,680,486)
                                                                     -------------    -------------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                                    45,322,918      (30,943,014)
                                                                     -------------    -------------
CAPITAL SHARE TRANSACTIONS
Net Increase (Decrease)--Note 4
   Class A                                                                 542,198           66,609
   Class B                                                                 264,005          150,527
   Class C                                                                 (52,492)          (6,389)
   Class F                                                              24,535,977          620,840
   Class R                                                                   9,780           57,755
   Class T                                                                   5,472            6,135
                                                                     -------------    -------------
Net Increase from Capital Share Transactions                            25,304,940          895,477
                                                                     -------------    -------------
Net Increase (Decrease) in Net Assets                                   70,627,858      (30,047,537)

NET ASSETS
   Beginning of year                                                 $  91,786,649    $ 121,834,186
                                                                     -------------    -------------
   End of year (including accumulated net investment
     loss of $15,164 and $0, respectively)                           $ 162,414,507    $  91,786,649
                                                                     =============    =============

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.


                                                           YEAR ENDED DECEMBER 31,
                                             ---------------------------------------------------
                                               2003          2002          2001          2000
                                             ---------     ---------     ---------     ---------
CLASS A SHARES
Net Asset Value, beginning of year           $    2.58     $    3.44     $    4.38     $    8.68
Income from investment operations:
     Net investment income (loss)                 0.03         (0.04)        (0.06)        (0.02)
     Net realized and unrealized
       gains (losses)on securities                0.91         (0.82)        (0.88)        (2.05)
                                             ---------     ---------     ---------     ---------
         Total from investment
           operations                             0.94         (0.86)        (0.94)        (2.07)
Less dividends and distributions:
     From net investment income                   0.00          0.00          0.00          0.00
     From net realized gains                      0.00          0.00          0.00         (2.23)
                                             ---------     ---------     ---------     ---------
         Total distributions                      0.00          0.00          0.00         (2.23)

Net Asset Value, end of year                 $    3.52     $    2.58     $    3.44     $    4.38
                                             =========     =========     =========     =========
Total return*                                    36.43%       (25.00%)      (21.46%)      (23.40%)

Ratios/Supplemental Data
     Net assets, end of year (000s)          $   1,191     $     476     $     538     $     625
     Net expenses to average net assets#          1.86%         2.15%         2.46%         1.25%
     Gross expenses to average net assets#        1.87%         2.15%         2.47%         1.29%
     Net investment loss to average
       net assets                                (1.38%)       (1.81%)       (1.93%)       (0.74%)
     Portfolio turnover rate@                      160%          216%          214%          226%

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                           YEAR ENDED DECEMBER 31,
                                             ---------------------------------------------------
                                               2003          2002          2001          2000
                                             ---------     ---------     ---------     ---------
CLASS B SHARES
Net Asset Value, beginning of year           $    2.54     $    3.39     $    4.32     $    8.68
Income from investment operations:
     Net investment loss                         (0.03)        (0.05)        (0.05)        (0.04)
     Net realized and unrealized
       gains (losses)on securities                0.92         (0.80)        (0.88)        (2.09)
                                             ---------     ---------     ---------     ---------
         Total from investment
           operations                             0.89         (0.85)        (0.93)        (2.13)
Less dividends and distributions:
     From net investment income                   0.00          0.00          0.00          0.00
     From net realized gains                      0.00          0.00          0.00         (2.23)
                                             ---------     ---------     ---------     ---------
         Total distributions                      0.00          0.00          0.00         (2.23)

Net Asset Value, end of year                 $    3.43     $    2.54     $    3.39     $    4.32
                                             =========     =========     =========     =========
Total return*                                    35.04%       (25.07%)      (21.53%)      (24.14%)

Ratios/Supplemental Data
     Net assets, end of year (000s)          $   1,587     $     969     $   1,138     $   1,047
     Net expenses to average net assets#          2.64%         2.67%         2.58%         1.99%
     Gross expenses to average net assets#        2.65%         2.68%         2.59%         2.04%
     Net investment loss to average
       net assets                                (2.16%)       (2.33%)       (2.06%)       (1.47%)
     Portfolio turnover rate@                      160%          216%          214%          226%

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                           YEAR ENDED DECEMBER 31,
                                             ---------------------------------------------------
                                               2003          2002          2001          2000
                                             ---------     ---------     ---------     ---------
CLASS C SHARES
Net Asset Value, beginning of year           $    2.50     $    3.36     $    4.32     $    8.68
Income from investment operations:
     Net investment loss                         (0.10)        (0.08)        (0.08)        (0.04)
     Net realized and unrealized
       gains (losses)on securities                0.98         (0.78)        (0.88)        (2.09)
                                             ---------     ---------     ---------     ---------
         Total from investment
           operations                             0.88         (0.86)        (0.96)        (2.13)
Less dividends and distributions:
     From net investment income                   0.00          0.00          0.00          0.00
     From net realized gains                      0.00          0.00          0.00         (2.23)
                                             ---------     ---------     ---------     ---------
         Total distributions                      0.00          0.00          0.00         (2.23)

Net Asset Value, end of year                 $    3.38     $    2.50     $    3.36     $    4.32
                                             =========     =========     =========     =========
Total return*                                    35.20%       (25.60%)      (22.22%)      (24.14%)

Ratios/Supplemental Data
     Net assets, end of year (000s)          $     323     $     274     $     380     $     422
     Net expenses to average net assets#,+        2.51%         2.98%         3.93%         2.00%
     Gross expenses to average net
       assets#,+                                  2.51%         2.99%         3.94%         2.04%
     Net investment loss to
       average net assets+                       (2.02%)       (2.65%)       (3.41%)       (1.46%)
     Portfolio turnover rate@                      160%          216%          214%          226%

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

+ Certain fees were reimbursed by the management company for the years ended December 31, 2002 and 2001. Had these fees not been reimbursed, the net expense ratios would have been 3.03% (2002) and 4.24% (2001). The gross expense ratios would have been 3.04% (2002) and 4.25% (2001). The net investment loss ratios would have been (2.70%) (2002) and (3.72%) (2001).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                     YEAR ENDED DECEMBER 31,
                                            ----------------------------------------------------------------------
                                               2003           2002           2001           2000           1999
                                            ----------     ----------     ----------     ----------     ----------
CLASS F SHARES
Net Asset Value, beginning of year          $     2.62     $     3.47     $     4.36     $     8.68     $     7.44
Income from investment operations:
    Net investment income (loss)                  0.02          (0.04)         (0.05)         (0.03)         (0.08)
    Net realized and unrealized gains
      (losses)on securities                       0.94          (0.81)         (0.84)         (2.06)          3.12
                                            ----------     ----------     ----------     ----------     ----------
         Total from investment
           operations                             0.96          (0.85)         (0.89)         (2.09)          3.04
Less dividends and distributions:
    From net investment income                    0.00           0.00           0.00           0.00           0.00^
    From net realized gains                       0.00           0.00           0.00          (2.23)         (1.80)
                                            ----------     ----------     ----------     ----------     ----------
         Total distributions                      0.00           0.00           0.00          (2.23)         (1.80)

Net Asset Value, end of year                $     3.58     $     2.62     $     3.47     $     4.36     $     8.68
                                            ==========     ==========     ==========     ==========     ==========
Total return                                     36.64%        (24.50%)       (20.41%)       (23.69%)       (42.27%)

Ratios/Supplemental Data
    Net assets, end of year (000s)          $  159,161     $   89,970     $  119,708     $  166,365     $  253,385
    Net expenses to average
      net assets#                                 1.50%          1.56%          1.37%          1.36%          1.40%
    Gross expenses to average
      net assets#                                 1.51%          1.56%          1.39%          1.39%          1.42%
    Net investment loss to
      average net assets                         (1.01%)        (1.22%)        (0.84%)        (0.92%)        (0.98%)
    Portfolio turnover rate@                       160%           216%           214%           226%           186%

^ Distributions from net investment income for the year ended December 31, 1999 aggregated less than $0.01 on a per share basis.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                           YEAR ENDED DECEMBER 31,
                                             ---------------------------------------------------
                                               2003          2002          2001          2000
                                             ---------     ---------     ---------     ---------
CLASS R SHARES
Net Asset Value, beginning of year           $    2.61     $    3.48     $    4.39     $    8.68
Income from investment operations:
     Net investment income (loss)                (0.03)        (0.04)         0.01         (0.03)
     Net realized and unrealized
       gains (losses) on securities               0.98         (0.83)        (0.92)        (2.03)
                                             ---------     ---------     ---------     ---------
         Total from investment
           operations                             0.95         (0.87)        (0.91)        (2.06)
Less dividends and distributions:
     From net investment income                   0.00          0.00          0.00          0.00
     From net realized gains                      0.00          0.00          0.00         (2.23)
                                             ---------     ---------     ---------     ---------
         Total distributions                      0.00          0.00          0.00         (2.23)

Net Asset Value, end of year                 $    3.56     $    2.61     $    3.48     $    4.39
                                             =========     =========     =========     =========
Total return                                     36.40%       (25.00%)      (20.73%)      (23.28%)

Ratios/Supplemental Data
     Net assets, end of year (000s)          $     119     $      77     $      49     $       7
     Net expenses to average net assets#,+        1.64%         1.97%         2.89%         1.00%
     Gross expenses to average net
       assets#,+                                  1.64%         1.97%         2.91%         1.03%
     Net investment loss to average
       net assets+                               (1.15%)       (1.63%)       (2.40%)       (0.55%)
     Portfolio turnover rate@                      160%          216%          214%          226%

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

+ Certain fees were reimbursed by the management company for the years ended December 31, 2002 and 2001. Had these fees not been reimbursed, the net expense ratios would have been 3.49% (2002) and 57.53% (2001). The gross expense ratios would have been 3.49% (2002) and 57.54% (2001). The net investment loss ratios would have been (3.15%) (2002) and (57.04%) (2001).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                           YEAR ENDED DECEMBER 31,
                                             ---------------------------------------------------
                                               2003          2002          2001          2000
                                             ---------     ---------     ---------     ---------
CLASS T SHARES
Net Asset Value, beginning of year           $    2.51     $    3.39     $    4.35     $    8.68
Income from investment operations:
     Net investment loss                         (0.02)        (0.06)        (0.11)        (0.02)
     Net realized and unrealized
       gains (losses) on securities               0.90         (0.82)        (0.85)        (2.08)
                                             ---------     ---------     ---------     ---------
         Total from investment
           operations                             0.88         (0.88)        (0.96)        (2.10)
Less dividends and distributions:
     From net investment income                   0.00          0.00          0.00          0.00
     From net realized gains                      0.00          0.00          0.00         (2.23)
                                             ---------     ---------     ---------     ---------
         Total distributions                      0.00          0.00          0.00         (2.23)

Net Asset Value, end of year                 $    3.39     $    2.51     $    3.39     $    4.35
                                             =========     =========     =========     =========
Total return*                                    35.06%       (25.96%)      (22.07%)      (23.80%)

Ratios/Supplemental Data
     Net assets, end of year (000s)          $      34     $      20     $      20     $      29
     Net expenses to average net assets#,+        2.76%         3.63%         3.11%         1.50%
     Gross expenses to average net
       assets#,+                                  2.76%         3.64%         3.13%         1.55%
     Net investment loss to average
       net assets+                               (2.27%)       (3.29%)       (2.57%)       (0.98%)
     Portfolio turnover rate@                      160%          216%          214%          226%

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

+ Certain fees were reimbursed by the management company for the years ended December 31, 2002 and 2001. Had these fees not been reimbursed, the net expense ratios would have been 10.29% (2002) and 28.89% (2001). The gross expense ratios would have been 10.30% (2002) and 28.91% (2001). The net investment loss ratios would have been (9.95%) (2002) and (28.35%) (2001).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2003


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Ten series of shares are currently issued: Balanced, Discovery, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Mid-Cap Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATIONS--An equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of Nasdaq and foreign securities for which an official closing price is provided, at the official closing price. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars.

    Debt securities are valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company's board of directors or, if such prices are not available, at the mean of the bid and asked quotations obtained from securities dealers. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region. The Fund amortizes premiums and discounts on all fixed-income securities.

   If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded, and it is determined that the event has materially affected the value of the security.

   SECURITY TRANSACTIONS--Security transactions are accounted for as of the date the securities are purchased or sold (trade date). Net realized gains and losses are determined on the basis of identified cost, which is also used for federal income tax purposes.

   FOREIGN SECURITIES AND CURRENCY TRANSACTIONS--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract, if any, is recorded as foreign currency gain or loss and would be presented as such in the Statement of Operations.

   Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

   FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

   INVESTMENT INCOME--Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends (if any) and capital gains (if any) annually. Dividends and distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

   EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.

   The Company's board of directors has authorized the payment of certain Fund expenses with commissions of Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. FEES AND TRANSACTIONS WITH AFFILIATES

ADVISORY FEES--Founders Asset Management LLC ("Founders") serves as investment adviser to the Fund. Founders is an indirect wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.

   In accordance with an investment advisory agreement between the Company and Founders, the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1.00% of the first $30 million of net assets, 0.75% of the next $270 million of net assets, 0.70% of the next $200 million of net assets, and 0.65% of net assets in excess of $500 million.

   SHAREHOLDER SERVICING AND TRANSFER AGENCY FEES FOR CLASS F SHARES--The Company has a shareholder services agreement with Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus", an affiliate of Founders), whereby the Funds have agreed to compensate DSC for providing certain shareholder servicing functions to holders of Class F shares. During the period from May 1, 2003 through December 31, 2003, the Fund paid DSC a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account considered to be an open account at any time during a given month. Prior to May 1, 2003, the Company had a shareholder services agreement with Founders whereby the Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account considered to be an open account at any time during a given month. During the year ended December 31, 2003, Class F shares were charged $116,874 and $65,407, respectively, pursuant to these shareholder services agreements.

   Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for all of the Fund's share classes. With the exception of out-of-pocket charges, the fees charged by DTI with respect to the Fund's Class F shares are paid by DSC. The out-of-pocket charges from DTI are paid by the Fund. Prior to May 1, 2003, Investors Trust Company ("ITC") was the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC were paid by Founders. The out-of-pocket charges from ITC were paid by the Fund. During the year ended December 31, 2003, Class F shares were charged $43,721 and $23,773, respectively, for out-of-pocket transfer agent charges.

   TRANSFER AGENCY FEES FOR CLASS A, CLASS B, CLASS C, CLASS R, AND CLASS T SHARES--The fees charged by DTI with respect to the Fund's Class A, B, C, R, and T shares are paid by the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $12.23 to $12.84, per shareholder account considered to be an open account at any time during a given month, plus out-of-pocket charges. Class-specific transfer agency fees paid to DTI during the year ended December 31, 2003 were as follows:

                                                                      TRANSFER
                                                                    AGENCY FEES
                                                                   -------------
Class A                                                               $ 3,179
Class B                                                               $ 6,585
Class C                                                               $ 1,404
Class R                                                               $   549
Class T                                                               $   324

   DISTRIBUTION AND SHAREHOLDER SERVICES PLANS--DSC also is the distributor of the Fund's shares. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing or servicing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year ended December 31, 2003, Class F shares were charged $316,409 pursuant to this Distribution Plan.

   The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under this plan, the Fund pays DSC a fee for distributing its Class B and C shares at the annual rate of 0.75% of the value of the average daily net assets of its Class B and C shares, respectively, and pays DSC a fee for distributing its Class T shares at the annual rate of 0.25% of the average daily net assets of its Class T shares.

   In addition, the Fund has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay DSC an annual fee of 0.25% of the value of their average daily net assets for the provision of certain services.

   Distribution and shareholder servicing fees paid to DSC by the Fund's Class A, B, C, and T shares for the year ended December 31, 2003, were as follows:

                                             DISTRIBUTION     SHAREHOLDER
                                                 FEES        SERVICING FEES
                                             ------------    --------------
Class A                                           N/A           $ 1,458
Class B                                         $ 8,578         $ 2,859
Class C                                         $ 2,401         $   801
Class T                                         $    68         $    68

   During the year ended December 31, 2003, DSC retained $572 and $33 in sales commissions from the sales of Class A and Class T shares, respectively. DSC also retained $2,629 and $269 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively.

   FUND ACCOUNTING AND ADMINISTRATIVE SERVICES FEES--The Funds have agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Fund on the first $500 million, 0.04% of the average daily net assets of the Fund on the next $500 million, and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services.

   CUSTODIAN FEES--Mellon Bank N.A., a wholly-owned subsidiary of Mellon Financial Corporation, serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian. The custodian has also agreed to a fee waiver for the Funds during the time periods and in the amounts set forth below:

                       TIME PERIOD       AMOUNT OF WAIVER
                       -----------       ----------------
                    9/1/02 to 8/31/03       $ 100,000
                    9/1/03 to 8/31/04       $ 150,000
                    9/1/04 to 8/31/05       $ 200,000
                    9/1/05 to 8/31/06       $ 200,000

   The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2003, the Fund's portion of the fee waiver was $1,996. The amount paid to Mellon was reduced by this fee waiver amount.

   DIRECTORS COMPENSATION--The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Other Liabilities on the Statement of Assets and Liabilities. Deferral of directors' fees under the plan does not affect the net assets of the Fund.

   Certain officers of the Company are also officers and/or directors of Founders. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

   OTHER--During the year ended December 31, 2003, Founders reimbursed the Fund for a trading error, the amount of which was not material to the Fund.

3. FEDERAL TAX INFORMATION

Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sale losses, foreign currency transactions, net operating losses, and capital loss carryovers. Permanent differences identified during the year ended December 31, 2003 have been reclassified among the components of net assets as follows:

         UNDISTRIBUTED NET   UNDISTRIBUTED NET REALIZED
         INVESTMENT INCOME        GAINS AND LOSSES        PAID-IN CAPITAL
         -----------------   --------------------------   ---------------
           $ 1,341,044                 $ 0                  $ (1,341,044)

   The tax components of capital represent distribution requirements the Fund must satisfy under the income tax regulations and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2003, represent capital loss carryovers that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, may be used to offset future net investment income and thereby reduce future ordinary income distributions. These carryovers expire between December 31, 2009 and December 31, 2010. Net capital loss carryovers utilized in 2003 amounted to $17,249,198.

   The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2003 are noted below. The primary difference between book and tax appreciation or depreciation is wash sale loss deferrals.

Accumulated Capital Losses                                        $  82,241,465
Federal Tax Cost                                                  $ 134,551,861
Gross Tax Appreciation of Investments                             $  27,113,453
Gross Tax Depreciation of Investments                             $    (515,881)
Net Tax Appreciation                                              $  26,597,572

4. CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 500 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                             YEAR                              YEAR
                                            ENDED                              ENDED
                                           12/31/03                          12/31/02
                                ------------------------------    ------------------------------
                                    SHARES          AMOUNT           SHARES           AMOUNT
                                -------------    -------------    -------------    -------------
CLASS A
      Sold                            244,735    $     828,175          282,153    $     757,701
      Redeemed                        (90,696)   $    (285,977)        (254,287)   $    (691,092)
      NET INCREASE                    154,039    $     542,198           27,866    $      66,609

CLASS B
      Sold                            145,154    $     449,120          156,797    $     474,952
      Redeemed                        (63,928)   $    (185,115)        (110,190)   $    (324,425)
      NET INCREASE                     81,226    $     264,005           46,607    $     150,527

CLASS C
      Sold                             56,880    $     169,451           29,342    $      92,484
      Redeemed                        (70,756)   $    (221,943)         (32,951)   $     (98,873)
      NET DECREASE                    (13,876)   $     (52,492)          (3,609)   $      (6,389)

CLASS F
      Sold                         19,131,927    $  50,872,801       15,890,407    $  45,272,617
      Redeemed                     (8,999,875)   $ (26,336,824)     (16,090,739)   $ (44,651,777)
      NET INCREASE (DECREASE)      10,132,052    $  24,535,977         (200,332)   $     620,840

CLASS R
      Sold                             15,172    $      45,615           41,636    $     135,210
      Redeemed                        (11,397)   $     (35,835)         (26,128)   $     (77,455)
      NET INCREASE                      3,775    $       9,780           15,508    $      57,755

CLASS T
      Sold                              2,448    $       6,710            4,300    $      13,887
      Redeemed                           (403)   $      (1,238)          (2,324)   $      (7,752)
      NET INCREASE                      2,045    $       5,472            1,976    $       6,135

5.  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the year ended December 31, 2003 were $227,564,229 and $204,928,042, respectively.

6.  LINE OF CREDIT

The Company has a line of credit arrangement ("LOC") with State Street Bank and Trust Company, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of

(a) $50 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $50 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2003, the Fund did not have any borrowings under the LOC.

7.  LEGAL MATTERS

PFEIFFER V. THE DREYFUS CORPORATION

On December 9, 2003, a purported shareholder in the Dreyfus Premier NexTech Fund brought an action against Dreyfus seeking to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to the Dreyfus Founders Funds (other than Dreyfus Founders Money Market Fund) and two Dreyfus Premier Funds. Plaintiff claims that the funds were closed to new investors but that Dreyfus nonetheless improperly continued to charge Rule 12b-1 fees for marketing and distribution services in violation of Section 36(b) of the Investment Company Act of 1940 and in breach of its common law fiduciary duties. Plaintiff also seeks to recover a portion of the investment advisory fees charged to the closed funds while Dreyfus was "in breach of its fiduciary duties" and to enjoin Dreyfus from collecting additional 12b-1 fees from those funds, as well as an award of attorneys' fees and litigation expenses.

HAYS V. MELLON FINANCIAL CORP., ET AL.

On January 30, 2004, a purported shareholder in the Dreyfus Disciplined Stock Fund filed a class action against Mellon Financial Corporation, Mellon Bank, Dreyfus, Founders, and the directors of the Dreyfus Founders Funds and all or substantially all of the Dreyfus Funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of Sections 34(b), 36(b), and 48(a) of the Investment Company Act of 1940, Section 215 of the Investment Advisers Act of 1940, and common law claims. The action seeks to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to various funds for marketing and distribution services. More specifically, the Plaintiff claims, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus and Dreyfus Founders Funds over other funds, and that such payments were not disclosed to investors. In addition, Plaintiff asserts that economies of scale and soft-dollar benefits were not passed on to investors. Plaintiff further alleges that 12b-1 fees charged to certain funds that were closed to new investors were also improper. The complaint seeks compensatory and punitive damages, rescission of the advisory contracts, an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses.

These actions will be defended vigorously, and management of the Fund believes they are without merit.

REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.


In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Mid-Cap Growth Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP


Denver, Colorado
February 12, 2004

YOUR BOARD REPRESENTATIVES
(UNAUDITED)

The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below along with the year in which they joined the Board in parentheses, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 75, resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

DIRECTORS

EUGENE H. VAUGHAN, CFA, 70. Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan Nelson Investment Management, LP, an investment counseling firm. Director, Encore Bank. Director, Greater Houston Partnership, and Chairman, Center for Houston's Future, both of which are non-profit organizations. Founding Chairman and former Governor, Association for Investment Management and Research. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation. (1970)

ALAN S. DANSON, 64. Private investor. Formerly, President and Director, D.H. Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Formerly, Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service (1996 to 1999). Director, CaseShare Systems, LLP, a document management company. Director, Gore Range Natural Science School and The Les Streeter Programs, Inc., both of which are non-profit organizations. (1991)

JOAN D. MANLEY, 71. Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. (1960 to 1984). Director, Sara Lee Corporation and Moore Wallace Corporation, a printing company. (1998)

ROBERT P. MASTROVITA, 59. Private Investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy. (1998)

TRYGVE E. MYHREN, 67. President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Meguntucook Funds, a venture capital firm (1998 to Present). Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and Communications Corporation (now Time Warner cable) (1981 to 1988). Director, Advanced Marketing Services, Inc. Trustee and Chairman of Finance Committee, the University of Denver. Trustee, U.S. Ski and Snowboard Team Foundation and the Denver Art Museum. (1996)

GEORGE W. PHILLIPS, 65. Retired. Vice Chairman of the Board, Chairman of the Finance Committee, and Chairman of the Investment Committee, Children's Medical Center of Boston. Formerly, President and Chief Executive Officer of Warren Bancorp, Inc. and Warren Five Cents Savings Bank (1992 to 1997). (1998)

JAY A. PRECOURT, 66. Chairman, CEO, and Director, Scissor Tail Energy, LLC (2000 to present). Managing General Partner, Precourt Interests, Ltd., an energy and investments company (1995 to present). President, Skylark Enterprises, Inc., a ranching and real estate business. Formerly, President, CEO, Vice Chairman and Director, Tejas Energy, LLC and predecessor companies (1987 to 1999). Director, Halliburton Company, an energy services company. Director, The Timken Company, a manufacturing company. Director, Apache Corporation, an oil and gas company. Chairman and Director, Hermes Consolidated, Inc., an energy transportation and crude oil refining company. (1983)

PRINCIPAL OFFICERS

RICHARD W. SABO, 46. President of the Funds since 2000 and Principal Executive Officer of the Funds since 2002. Founders' President and Chief Executive Officer, Member of Founders' Board of Managers and Director of Dreyfus (1998 to present). Executive Vice President of DSC since 2003. Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 46. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President-Administration and Treasurer. Vice President of DSC since 2003. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 48. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President-Legal, General Counsel and Secretary. Assistant Secretary of DSC since 2003. Employed by Founders and its predecessor company since 1996.

ROBERT T. KELLY, 34. Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Funds since 2003. Founders' Vice President of Portfolio Accounting since 2000. Formerly, Assistant Treasurer of the Funds (2000 to 2003), and Head of Equity Desk for ABN Amro Trust Company (Cayman) Limited (1998 to 2000).

WILLIAM G. GERMENIS, 33. Anti-Money Laundering Compliance Officer for the Class A, Class B, Class C, Class R, and Class T shares of the Funds since 2002 and for the Class F shares of the Funds since 2003. Vice President of MBSC, LLC since 2002. Vice President and Anti-Money Laundering Compliance Officer of DSC and Anti-Money Laundering Compliance Officer of investment companies managed by Dreyfus. Employed by DSC since 1998.

The directors and officers may be contacted at Founders' address appearing on the back cover, except for Mr. Germenis who can be contacted at 200 Park Avenue, New York, New York 10166.

DREYFUS FOUNDERS MID-CAP GROWTH FUND
P.O. Box 55360
Boston, MA  02205-8252
1-800-525-2440
www.founders.com

INVESTMENT MANAGER
Founders Asset Management LLC
A MELLON FINANCIAL COMPANY(SM)
210 University Boulevard, Suite 800
Denver, CO 80206

DISTRIBUTOR
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

Additional information about the Fund and its directors is available in the Fund's Statement of Additional Information, which can be obtained free of charge by contacting the Fund.

     This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money. Date of first use:
February 27, 2004

     Dreyfus Service Corporation, Distributor. (C) 2004 Founders Asset Management LLC.

                                                                     A-646-MC-03

ANNUAL REPORT

DREYFUS FOUNDERS

PASSPORT FUND

INVESTMENT UPDATE

DECEMBER 31, 2003


[DREYFUS FOUNDERS FUND LOGO]
THE GROWTH SPECIALISTS

TABLE OF CONTENTS

Management Overview                              3

Statement of Investments                        10

Statement of Assets and Liabilities             18

Statement of Operations                         20

Statements of Changes in Net Assets             21

Financial Highlights                            22

Notes to Financial Statements                   28

Report of Independent Auditors                  37

Your Board Representatives                      38

PAPERLESS DELIVERY OF THIS REPORT

[GRAPHIC]

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this Annual Report are available, we'll send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website.

   To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and help the Fund reduce printing and postage charges by enrolling today at www.founders.com/ecommunications. If you own Funds through a third party, enroll at www.icsdelivery.com.


The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. Companies appearing in bold print on pages 3-9 were owned by the Fund on December 31, 2003. The amounts of these holdings are included in the Statement of Investments.

   - NOT FDIC-INSURED    - NOT BANK-GUARANTEED    - MAY LOSE VALUE

MANAGEMENT OVERVIEW

[PHOTO OF TRACY STOUFFER]

A DISCUSSION WITH PORTFOLIO MANAGER TRACY STOUFFER, CFA

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2003?

Dreyfus Founders Passport Fund had a very impressive year, significantly outperforming its international small-cap benchmark, the Morgan Stanley Capital International (MSCI) World ex U.S. Small Cap Index, which returned 61.81% for the period. The Fund also bested the large-cap MSCI World ex U.S. Index, which returned 39.42% for the year.

WHAT DYNAMICS AFFECTED INTERNATIONAL SMALL-CAP STOCKS DURING THE YEAR?

Uncertainty plagued the year's opening, due in large part to the impending conflict in Iraq. Corporate spending remained sluggish and consumer spending proved to be the main driver. However as the Iraqi conflict moved toward a resolution, investors regained confidence in an emerging economic recovery and began increasing their risk appetite.

   2003 saw the global stock markets experiencing their first broad-based rally in four years. Several factors revived the markets after their

[SIDENOTE]

"THERE WERE NUMEROUS COMPELLING GROWTH OPPORTUNITIES DURING THE YEAR, MOST OF WHICH REVOLVED AROUND THE ASIAN GROWTH STORY, WITH CHINA AS THE GREAT GROWTH ENGINE OF 2003 CAUSING A SURGE IN COMMODITY PRICES".

three-year lull: a global easing of interest rates, improved corporate earnings spurred by cost-cutting measures and debt reduction, and the emergence of China as a secondary growth engine for the world. While the developed markets achieved impressive gains, the rally was most pronounced in the emerging markets sector. Unlike its small-cap benchmark, the Fund benefited from exposure in the emerging markets, maintaining about a 22% weighting in the emerging markets throughout the year, garnering bountiful gains specifically from Asia and Latin America.

WHAT FACTORS BENEFITED FUND PERFORMANCE DURING THE PERIOD?

There were numerous compelling growth opportunities during the year, most of which revolved around the Asian growth story, with China as the great growth engine of 2003 causing a surge in commodity prices. As a result, commodity companies around the world profited from China's increasing demand for metal and other raw materials. Japanese heavy equipment manufacturers benefited from the building boom in China, as they were a large supplier of construction equipment.

[SIDENOTE]

PERFORMANCE HIGHLIGHTS

- 2003 saw the global stock markets experiencing their first broad-based rally in four years.

- The Fund significantly outperformed its benchmarks for the year.

- The Fund's holdings in numerous Asian domestic engineering and construction companies reaped the benefits of a tremendous infrastructure boom throughout Asia.

- The Fund's large weighting in Japan was the principal contributor to performance for the period, as after years of restructuring, the Japanese economy was finally poised to benefit from some improvement.

- The Fund's overweight positions in Israel and Taiwan, and its underweight position in Canada dampened relative returns for the period.

   A tremendous infrastructure expansion continued to evolve throughout Asia in 2003. In the industrials sector, numerous Asian domestic engineering and construction companies reaped the benefits of this growth, posting excellent returns. The Fund was well positioned to garner the gains seen in this sector.

   The Fund's large weighting in Japan was the principal contributor to performance for the period. After years of restructuring, the Japanese economy was finally poised to benefit from some improvement. The recovery has largely presented itself in Japan's small-capitalization stocks, which far outperformed the country's large-cap issues. For example, the JASDAQ(1) exchange, similar to the United States' Nasdaq, was up 77% for 2003, while the Topix Small Cap Index(2) saw a gain of 36% for the same period. These smaller companies have been better positioned to restructure for profitability as they do not participate in the common practice of holding shares in other institutions. This cross-share holding practice has proven to be a burden to large Japanese companies' restructuring efforts.

[SIDENOTE]

LARGEST EQUITY HOLDINGS (country of origin; ticker symbol)

 1.  Fast Search & Transfer ASA  (Norway; FAST)                 1.40%
 2.  Andritz AG  (Austria; ANDR)                                1.35%
 3.  SBS Broadcasting SA  (Luxembourg; SBTV)                    1.26%
 4.  Siemens India Limited  (India; SIEI)                       1.25%
 5.  Fullcast Company Limited  (Japan; 4848)                    1.18%
 6.  ABB Limited  (India; ABB)                                  1.18%
 7.  Jeronimo Martins SGPS SA  (Portugal; JMT)                  1.16%
 8.  Kemira Oyj  (Finland; KRA)                                 1.15%
 9.  JGC Corporation  (Japan; 1963)                             1.12%
10.  Grande Holdings Limited  (Hong Kong; 186)                  1.10%

   Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.


----------
(1) The JASDAQ market is the Japanese share trading market geared to small and medium companies and mid-size ventures.

(2) The Topix Small Cap Index is a capitalization-weighted index designed to measure the performance of the stocks not included in the larger-cap Topix 500 Index that are listed on the First Section of the Tokyo Stock Exchange.

   Although Japan still represented the Fund's largest country weighting at year-end, we began to pare back holdings as we felt earnings momentum for restructuring stocks was peaking for the near term. We instead added positions in India, whose domestic economy is booming due to a good monsoon season and its growing status as a business processing outsourcing

[SIDENOTE]

[CHART]

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Passport Fund on 12/31/93 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

     The MSCI World ex U.S. Index is an average of the performance of selected securities listed on the stock exchanges of Europe, Canada, Australia, New Zealand, and the Far East. Total return figures for this index assume change in share price and reinvestment of dividends after the deduction of local taxes, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

market. Indian construction and engineering firms have profited from energy and other civil infrastructure projects. These factors have assisted the country's burgeoning economy and the success of its stock market over the past year. Fund holdings involved in Indian infrastructure and domestic demand were strong contributors to the Fund's annual return.

   Examining the effect individual holdings had on Fund performance, it becomes obvious that 2003 was also the year in which Internet companies possessing valid business models became profitable. The Fund's best

[SIDENOTE]

   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03

                                          1        5      10       SINCE
CLASS  (INCEPTION DATE)                 YEAR     YEARS   YEARS   INCEPTION
--------------------------------------------------------------------------
CLASS A SHARES  (12/31/99)
        With sales charge (5.75%)      64.81%     --      --       (9.66%)
        Without sales charge           74.94%     --      --       (8.31%)
CLASS B SHARES  (12/31/99)
        With redemption*               69.46%     --      --       (9.63%)
        Without redemption             73.46%     --      --       (9.02%)
CLASS C SHARES  (12/31/99)
        With redemption**              72.52%     --      --       (9.07%)
        Without redemption             73.52%     --      --       (9.07%)
CLASS F SHARES  (11/16/93)             75.15%   5.79%   7.33%       7.79%
CLASS R SHARES  (12/31/99)             75.60%     --      --       (9.00%)
CLASS T SHARES  (12/31/99)
        With sales charge (4.50%)      66.26%     --      --      (10.22%)
        Without sales charge           74.08%     --      --       (9.18%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, expense limitations, and adjustments for financial statement purposes. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. There are risks associated with small-cap investments such as limited product lines, less liquidity, and small market share. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

   *The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

   **The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

example of this, as well as its best performer, was lastminute.com PLC, a British-based web company offering last minute entertainment and vacation opportunities. Filling a niche in the online travel market, lastminute.com has been very successful, offering more flexibility than traditional travel arrangement sources.

   Thai-based Italian-Thai Development, a designer and constructor of civil engineering projects, was the Fund's second best performing stock for the year. The company was well positioned to gain from the Thai government's push for infrastructure projects during the year.

   The Fund also benefited from participation in initial public offerings (IPOs) over the period.

   Direct Fund exposure to the local markets in China was minimal as the Fund mainly invested in companies outside the country that benefited from its growth. As most of the Chinese markets did not fare as well as the majority of world regions in 2003, this positioning proved to be beneficial

[SIDENOTE]

PORTFOLIO COMPOSITION

[CHART]

Japan                   13.63%
India                   11.94%
Hong Kong                8.89%
Canada                   6.80%
United Kingdom           6.74%
Thailand                 5.38%
Sweden                   5.31%
Germany                  4.38%
Other Countries         34.86%
Cash & Equivalents       2.07%

     The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

to Fund performance. Many local Chinese companies are poorly run former government-owned institutions, and there is an abundance of highly speculative investment in China. The Chinese government, however, is gradually trying to improve the Chinese corporate culture.

WHAT FACTORS NEGATIVELY IMPACTED FUND PERFORMANCE?

The Fund's overweight positions in Israel and Taiwan, and its underweight position in Canada, dampened relative returns for the period. Poor stock selection in the Taiwanese market also produced a drag on overall Fund performance. Additionally, the Fund's average cash allocation of 5.90% produced a negative effect on Fund performance as compared to the fully invested Indexes.

   When looking at holdings that underperformed, there are two companies that stand out: M-Systems Flash Disk Pioneers Limited, a developer, manufacturer and marketer of data storage products, and TOMRA Systems ASA, a Norwegian manufacturer of vending machines for recycling beverage containers. M-Systems' earnings came in below expectations and ongoing delays in the German recycling market's regulatory environment led to TOMRA's sluggish performance. The Fund's positions in both companies were liquidated.

As we enter 2004, our strategy remains constant: we remain committed to our fundamental-based investment strategy to seek international small-capitalization companies with the strongest growth potential.


/s/ Tracy P. Stouffer


Tracy Stouffer, CFA
Portfolio Manager

STATEMENT OF INVESTMENTS
December 31, 2003

SHARES                                                                                     MARKET VALUE
-------------------------------------------------------------------------------------------------------
COMMON STOCKS (FOREIGN)-94.2%
ADVERTISING-1.6%
      10,875   Ipsos (FR)                                                               $     1,015,072
      23,800   LG Ad, Inc. (KR)                                                                 417,474
      38,070   Phoenix Communications, Inc. (KR)*                                               686,953
                                                                                        ---------------
                                                                                              2,119,499
                                                                                        ---------------
AGRICULTURAL PRODUCTS-0.8%
      97,900   Agricore United (CA)                                                             689,383
     592,800   Univanich Palm Oil Public Company Limited NVDR Shares (TH)*                      460,057
                                                                                        ---------------
                                                                                              1,149,440
                                                                                        ---------------
AIR FREIGHT & LOGISTICS-0.7%
   2,112,000   Goodpack Limited (SG)                                                          1,013,531
                                                                                        ---------------
ALTERNATIVE CARRIERS-0.8%
     312,875   QSC AG (GE)*                                                                   1,124,740
                                                                                        ---------------
APPAREL, ACCESSORIES & LUXURY GOODS-1.0%
      51,925   Hockey Company Holdings, Inc. 144A (CA)*,+                                       602,704
     291,875   Titan Industries Limited (IN)                                                    827,166
                                                                                        ---------------
                                                                                              1,429,870
                                                                                        ---------------
APPLICATION SOFTWARE-2.5%
     184,450   Aldata Solution Oyj (FI)*                                                        451,353
     679,452   Intec Telecom Systems PLC (UK)*                                                  719,227
      56,850   Mphasis BFL Limited (IN)                                                         946,981
      77,546   Subex Systems Limited (IN)                                                       678,666
     395,575   Telelogic AB (SW)*                                                               632,234
                                                                                        ---------------
                                                                                              3,428,461
                                                                                        ---------------
ASSET MANAGEMENT & CUSTODY BANKS-0.5%
      18,800   AWD Holding AG (GE)                                                              652,593
                                                                                        ---------------

[SIDENOTE]

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

AU   Australia
AT   Austria
BD   Bermuda
BE   Belgium
BR   Brazil
CA   Canada
CI   Channel Islands
CN   China
DE   Denmark
FI   Finland
FR   France
GE   Germany
GR   Greece
HK   Hong Kong
ID   Indonesia
IE   Ireland
IN   India
IS   Israel
IT   Italy
JA   Japan
KR   South Korea
LU   Luxembourg
MA   Malaysia
NE   Netherlands
NW   Norway
PT   Portugal
PU   Puerto Rico
SA   South Africa
SG   Singapore
SP   Spain
SW   Sweden
SZ   Switzerland
TH   Thailand
TW   Taiwan
UK   United Kngdom
VI   Virgin Islands

SHARES                                                                                     MARKET VALUE
-------------------------------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT-1.3%
     197,200   Aapico Hitech Public Company Limited Foreign Shares (TH)                 $       776,408
      63,725   Decoma International, Inc. Class A (CA)                                          654,854
      44,000   Suncall Corporation (JA)                                                         351,442
                                                                                        ---------------
                                                                                              1,782,704
                                                                                        ---------------
AUTOMOBILE MANUFACTURERS-0.7%
     114,300   Mahindra & Mahindra Limited (IN)                                                 974,650
                                                                                        ---------------
BIOTECHNOLOGY-0.5%
      27,100   Q-Med AB (SW)*                                                                   642,162
                                                                                        ---------------
BROADCASTING & CABLE TV-2.0%
     166,975   Balaji Telefilms Limited (IN)                                                    367,071
     110,000   Naspers Limited (SA)                                                             684,225
      52,300   SBS Broadcasting SA (LU)*                                                      1,704,980
                                                                                        ---------------
                                                                                              2,756,276
                                                                                        ---------------
BUILDING PRODUCTS-0.4%
   2,082,500   PT Asahimas Flat Glass Tbk (ID)                                                  488,327
                                                                                        ---------------
COMMERCIAL PRINTING-0.5%
   1,504,000   Next Media Limited (HK)*                                                         711,938
                                                                                        ---------------
COMMUNICATIONS EQUIPMENT-2.8%
      62,800   Alvarion Limited ADR (IS)*                                                       725,340
     268,025   Carphone Warehouse PLC (UK)                                                      707,728
     157,875   ECI Telecom Limited (IS)*                                                        904,624
      33,837   Sirti SPA (IT)                                                                    71,490
     308,100   Tandberg Television ASA (NW)*                                                  1,352,291
                                                                                        ---------------
                                                                                              3,761,473
                                                                                        ---------------
COMPUTER HARDWARE-0.6%
   1,790,000   GES International Limited (SG)                                                   748,337
                                                                                        ---------------
CONSTRUCTION & ENGINEERING-6.2%
     108,050   ABB Limited (IN)                                                               1,595,588
     229,000   Chiyoda Corporation (JA)*                                                      1,406,009
   4,334,000   Guangzhou Shipyard International Company Limited (CN)*                         1,021,590
     146,000   JGC Corporation (JA)                                                           1,523,075
      72,270   Kyeryong Construction Industrial Company Limited (KR)                            679,332
     120,925   Larsen & Toubro Limited (IN)                                                   1,397,694
   1,154,400   TRC Synergy Berhad (MA)                                                          768,587
                                                                                        ---------------
                                                                                              8,391,875
                                                                                        ---------------
CONSTRUCTION MATERIALS-1.2%
   2,312,000   Chia Hsin Cement Greater China Holding Corporation (HK)*                         589,644
   1,000,000   China Resources Cement Holding Limited (HK)*                                     322,016
      41,300   NIBE Industrier AB (SW)                                                          731,832
                                                                                        ---------------
                                                                                              1,643,492
                                                                                        ---------------

* NON-INCOME PRODUCING.

+ SECURITY WAS ACQUIRED PURSUANT TO RULE 144A OF THE SECURITIES ACT OF 1933 AND

  MAY BE DEEMED TO BE RESTRICTED FOR RESALE.

  ADR - AMERICAN DEPOSITARY RECEIPT

  NVDR - NON-VOTING DEPOSITARY RECEIPT

  SEE NOTES TO FINANCIAL STATEMENTS.

SHARES                                                                                     MARKET VALUE
-------------------------------------------------------------------------------------------------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS-0.5%
   2,500,000   First Tractor Company Limited Class H (CN)*                              $       676,233
                                                                                        ---------------
CONSUMER ELECTRONICS-1.4%
   1,162,000   Grande Holdings Limited (HK)                                                   1,489,245
     500,000   Mida Assets Public Company Limited Foreign Shares (TH)*                          350,180
                                                                                        ---------------
                                                                                              1,839,425
                                                                                        ---------------
DATA PROCESSING & OUTSOURCED SERVICES-0.4%
      44,100   Dicom Group PLC (UK)                                                             541,342
                                                                                        ---------------
DIVERSIFIED BANKS-0.9%
   1,565,700   Bank of Ayudhya Public Company Limited Foreign Shares (TH)*                      557,168
   4,585,500   DBS Thai Danu Bank Public Company Limited Foreign Shares (TH)*                   601,794
                                                                                        ---------------
                                                                                              1,158,962
                                                                                        ---------------
DIVERSIFIED CHEMICALS-1.1%
     134,200   Kemira Oyj (FI)                                                                1,557,316
                                                                                        ---------------
DIVERSIFIED COMMERCIAL SERVICES-4.4%
      17,425   Acadomia (FR)                                                                    755,860
         930   Big Group Company Limited (JA)                                                 1,240,926
      92,320   Hexaware Technologies Limited (IN)                                               840,036
     791,425   PHS Group PLC (UK)                                                             1,186,571
      49,575   Sixt AG (GE)                                                                     744,125
       3,597   Telegate AG (GE)*                                                                 39,427
      90,000   Tribal Group PLC (UK)                                                            539,742
      10,200   USS Company Limited (JA)                                                         721,433
                                                                                        ---------------
                                                                                              6,068,120
                                                                                        ---------------
DIVERSIFIED METALS & MINING-5.1%
     183,000   Amerigo Resources Limited (CA)*                                                  283,216
     511,975   Dynatec Corporation (CA)*                                                        697,265
      40,075   Fording Canadian Coal Trust (CA)                                               1,426,488
      27,275   Inmet Mining Corporation (CA)*                                                   368,296
      27,640   Korea Zinc Company Limited (KR)                                                  728,406
     504,850   Mincor Resources NL (AU)                                                         342,349
     853,575   Oxiana Limited (AU)*                                                             675,297
  25,000,000   PT Bumi Resources Tbk (ID)                                                     1,484,120
      64,900   Sumitomo Titanium Corporation (JA)                                               935,621
                                                                                        ---------------
                                                                                              6,941,058
                                                                                        ---------------
ELECTRICAL COMPONENTS & EQUIPMENT-1.2%
      72,025   Siemens India Limited (IN)                                                     1,694,896
                                                                                        ---------------
ELECTRONIC EQUIPMENT MANUFACTURERS-1.2%
   1,130,000   Harbin Power Equipment Company Limited (CN)                                      331,129
     114,400   Micronic Laser Systems AB (SW)*                                                1,327,589
                                                                                        ---------------
                                                                                              1,658,718
                                                                                        ---------------
EMPLOYMENT SERVICES-1.2%
         516   Fullcast Company Limited (JA)                                                  1,598,507
                                                                                        ---------------
EXCHANGE TRADED FUNDS-0.5%
      41,550   iShares MSCI Brazil Index Fund (BR)                                              706,350
                                                                                        ---------------

SHARES                                                                                     MARKET VALUE
-------------------------------------------------------------------------------------------------------
FOOD RETAIL-2.2%
     846,900   Dairy Farm International Holdings Limited (HK)                           $     1,448,199
     118,700   Jeronimo Martins SGPS SA (PT)*                                                 1,566,097
                                                                                        ---------------
                                                                                              3,014,296
                                                                                        ---------------
FOREST PRODUCTS-0.3%
     101,425   Sino-Forest Corporation (CA)*                                                    404,978
                                                                                        ---------------
GAS UTILITIES-0.7%
      24,650   Gujarat Gas Company Limited (IN)                                                 329,567
   1,114,000   Xinao Gas Holdings Limited (CN)*                                                 620,595
                                                                                        ---------------
                                                                                                950,162
                                                                                        ---------------
GENERAL MERCHANDISE STORES-0.6%
      22,500   Ryohin Keikaku Company Limited (JA)                                              760,007
                                                                                        ---------------
HEALTHCARE DISTRIBUTORS-0.5%
     252,350   United Drug PLC (IE)                                                             732,095
                                                                                        ---------------
HEALTHCARE EQUIPMENT-1.0%
      44,000   Carl Zeiss Meditec AG (GE)*                                                      699,294
      13,450   Tecan AG (SZ)                                                                    650,315
                                                                                        ---------------
                                                                                              1,349,609
                                                                                        ---------------
HEALTHCARE FACILITIES-1.0%
     480,948   NHP PLC (UK)                                                                   1,330,227
                                                                                        ---------------
HEALTHCARE SUPPLIES-1.3%
      66,000   Fujirebio, Inc. (JA)                                                             760,567
     378,750   Whatman PLC (UK)                                                               1,050,953
                                                                                        ---------------
                                                                                              1,811,520
                                                                                        ---------------
HEAVY ELECTRICAL EQUIPMENT-0.3%
     760,000   Dongfang Electrical Machinery Company Limited (CN)*                              362,203
                                                                                        ---------------
HOME FURNISHINGS-0.1%
     164,450   Steinhoff International Holdings Limited (SA)                                    188,471
                                                                                        ---------------
HOME IMPROVEMENT RETAIL-0.9%
      49,100   Rona, Inc. (CA)*                                                               1,185,041
                                                                                        ---------------
HOMEBUILDING-1.1%
     123,025   Fleetwood Corporation (AU)                                                       574,710
      19,000   Goldcrest Company Limited (JA)                                                   904,171
                                                                                        ---------------
                                                                                              1,478,881
                                                                                        ---------------
HOTELS, RESORTS & CRUISE LINES-3.7%
     146,360   De Vere Group PLC (UK)                                                         1,069,665
     580,150   Hotel Leelaventure Limited (IN)                                                  790,911
     136,500   Hotel Shilla Company Limited (KR)                                                628,943
       7,100   Pierre & Vacances (FR)                                                           716,448
   3,070,000   Star Cruises Limited (HK)*                                                       890,300
      87,300   Thomas Cook Limited (IN)                                                         880,558
                                                                                        ---------------
                                                                                              4,976,825
                                                                                        ---------------
HYPERMARKETS & SUPER CENTERS-0.8%
     979,600   Siam Makro Public Company Limited Foreign Shares (TH)                          1,137,273
                                                                                        ---------------

* NON-INCOME PRODUCING.

  SEE NOTES TO FINANCIAL STATEMENTS.

SHARES                                                                                     MARKET VALUE
-------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES-0.8%
     130,980   Hanwha Corporation (KR)                                                  $       654,076
     750,000   United Industrial Corporation Limited (SG)                                       370,959
                                                                                        ---------------
                                                                                              1,025,035
                                                                                        ---------------
INDUSTRIAL MACHINERY-3.1%
      38,225   Andritz AG (AT)                                                                1,829,766
      72,750   Bharat Forge Limited (IN)                                                      1,266,288
      67,094   Deutz AG New Shares (GE)*                                                        260,658
     331,000   Ishikawajima-Harima Heavy Industries Company Limited (JA)                        472,548
      25,400   Nidec Tosok Corporation (JA)                                                     356,221
                                                                                        ---------------
                                                                                              4,185,481
                                                                                        ---------------
INTEGRATED OIL & GAS-1.0%
      29,800   PetroKazakhstan, Inc. (CA)*                                                      674,956
     294,700   Picnic Gas & Engineering Public Company Limited Foreign Shares (TH)*             647,079
                                                                                        ---------------
                                                                                              1,322,035
                                                                                        ---------------
INTEGRATED TELECOMMUNICATION SERVICES-1.0%
     137,800   Song Networks Holding AB (SW)*                                                 1,292,719
      52,500   Yangtze Telecom Corporation (CA)*                                                 80,844
                                                                                        ---------------
                                                                                              1,373,563
                                                                                        ---------------
INTERNET SOFTWARE & SERVICES-6.0%
     120,000   Certicom Corporation 144A (CA)*,+                                                254,430
     271,825   Emblaze Systems Limited (IS)*                                                    598,541
     866,000   Fast Search & Transfer ASA (NW)*                                               1,900,493
      18,225   Freenet.de AG (GE)*                                                            1,280,440
         117   Index Corporation (JA)                                                           687,786
          40   Kakaku.com, Inc. (JA)*                                                           285,528
         160   Kakaku.com, Inc. New Shares (JA)*                                                919,660
     366,100   Points International Limited (CA)*                                               283,293
   1,228,075   SwitchCore AB (SW)*                                                              757,808
      47,125   United Internet AG (GE)                                                        1,132,355
                                                                                        ---------------
                                                                                              8,100,334
                                                                                        ---------------
LEISURE PRODUCTS-1.6%
      26,750   Amer Group Limited (FI)                                                        1,159,009
     246,525   lastminute.com PLC (UK)*                                                         981,952
                                                                                        ---------------
                                                                                              2,140,961
                                                                                        ---------------
MARINE-0.5%
       1,000   DS Norden AS (DE)                                                                223,608
      99,400   Shipping Corporation of India (IN)                                               393,570
                                                                                        ---------------
                                                                                                617,178
                                                                                        ---------------
MOVIES & ENTERTAINMENT-0.7%
     250,075   Gameloft.com (FR)*                                                               977,841
                                                                                        ---------------
OFFICE SERVICES & SUPPLIES-0.6%
      21,300   Glory Limited (JA)                                                               785,061
                                                                                        ---------------

SHARES                                                                                     MARKET VALUE
-------------------------------------------------------------------------------------------------------
OIL & GAS DRILLING-1.0%
   2,118,000   China Oilfield Services Limited (CN)                                     $       750,232
     312,100   Crest Petroleum Berhad (MA)                                                      657,053
                                                                                        ---------------
                                                                                              1,407,285
                                                                                        ---------------
OIL & GAS EQUIPMENT & SERVICES-2.1%
      50,000   ProSafe ASA (NW)                                                               1,007,095
     186,000   Scomi Group Berhad (MA)                                                          704,842
      48,700   TGS Nopec Geophysical Company ASA (NW)*                                          666,141
     359,000   Toyo Kanetsu KK (JA)*                                                            445,526
                                                                                        ---------------
                                                                                              2,823,604
                                                                                        ---------------
OIL & GAS EXPLORATION & PRODUCTION-0.6%
     170,675   Lundin Petroleum AB (SW)*                                                        813,608
                                                                                        ---------------
OIL & GAS REFINING, MARKETING, & TRANSPORTATION-2.0%
     413,000   Formosa Petrochemical Corporation (TW)*                                          614,330
      47,000   Golar LNG Limited (NW)*                                                          674,678
     251,175   Indraprastha Gas Limited (IN)*                                                   816,697
   3,110,000   PT Perusahaan Gas Negara 144A (ID)*,+                                            572,336
                                                                                        ---------------
                                                                                              2,678,041
                                                                                        ---------------
OTHER DIVERSIFIED FINANCIAL SERVICES-0.6%
     295,140   AMMB Holdings Berhad (MA)                                                        240,772
   5,536,000   First Shanghai Investments Limited (HK)                                          584,718
                                                                                        ---------------
                                                                                                825,490
                                                                                        ---------------
PACKAGED FOODS & MEATS-1.6%
     129,750   Balrampur Chini Mills Limited (IN)                                               793,288
      50,000   CoolBrands International, Inc. (CA)*                                             655,807
      16,680   Crown Confectionery Company Limited (KR)                                         713,957
                                                                                        ---------------
                                                                                              2,163,052
                                                                                        ---------------
PERSONAL PRODUCTS-2.0%
   3,783,000   Beauty China Holdings Limited (HK)*                                            1,303,100
      51,800   Milbon Company Limited (JA)                                                    1,379,948
                                                                                        ---------------
                                                                                              2,683,048
                                                                                        ---------------
PHARMACEUTICALS-0.5%
     382,000   Tong Ren Tang Technologies Company Limited (CN)                                  671,634
                                                                                        ---------------
PHOTOGRAPHIC PRODUCTS-1.2%
     146,000   Pentax Corporation (JA)                                                          882,784
     333,125   Photo-Me International PLC (UK)*                                                 691,774
                                                                                        ---------------
                                                                                              1,574,558
                                                                                        ---------------
PUBLISHING-1.0%
      79,200   Elanders AB (SW)*                                                                996,150
     299,325   Future Network PLC (UK)*                                                         317,812
                                                                                        ---------------
                                                                                              1,313,962
                                                                                        ---------------

* NON-INCOME PRODUCING.

+ SECURITY WAS ACQUIRED PURSUANT TO RULE 144A OF THE SECURITIES ACT OF 1933 AND
  MAY BE DEEMED TO BE RESTRICTED FOR RESALE.

  SEE NOTES TO FINANCIAL STATEMENTS.

SHARES                                                                                     MARKET VALUE
-------------------------------------------------------------------------------------------------------
RAILROADS-0.6%
      55,375   Container Corporation of India Limited (IN)                              $       807,656
                                                                                        ---------------
REAL ESTATE MANAGEMENT & DEVELOPMENT-5.1%
   2,223,800   Amata Corporation Public Company Limited Foreign Shares (TH)                     836,258
   1,054,200   Asas Dunia Berhad (MA)                                                           266,324
   1,468,000   Asia Orient Holdings Limited (HK)*                                               444,356
   3,468,000   China Overseas Land & Investment Limited (HK)                                    634,314
      42,800   First Juken Company Limited (JA)                                                 918,541
     432,150   Immsi SPA (IT)                                                                   613,775
     250,400   MBK Public Company Limited NVDR Shares (TH)                                      319,142
   1,812,000   Midland Realty Holdings Limited (HK)                                             495,968
   1,734,000   New World Development Company Limited (HK)                                     1,395,937
   4,089,100   Ticon Industrial Connection Public Company Limited Foreign Shares (TH)         1,021,694
                                                                                        ---------------
                                                                                              6,946,309
                                                                                        ---------------
SEMICONDUCTOR EQUIPMENT-0.7%
     167,308   Richtek Technology Corporation (TW)*                                             911,693
                                                                                        ---------------
SEMICONDUCTORS-0.4%
     152,600   Anam Semiconductor, Inc. (KR)*                                                   523,182
                                                                                        ---------------
SPECIALTY CHEMICALS-0.8%
     185,000   Chugoku Marine Paints Limited (JA)                                             1,134,133
                                                                                        ---------------
SPECIALTY STORES-1.3%
     748,000   Dickson Concepts International Limited (HK)*                                     611,804
   3,000,000   Luk Fook Holdings (International) Limited (HK)                                   564,171
   2,000,000   Sa Sa International Holdings Limited (HK)                                        560,307
                                                                                        ---------------
                                                                                              1,736,282
                                                                                        ---------------
STEEL-0.6%
     122,425   Saw Pipes Limited (IN)                                                           775,336
                                                                                        ---------------
SYSTEMS SOFTWARE-0.3%
      51,500   Temenos Group AG (SZ)*                                                           370,593
                                                                                        ---------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$115,966,406)                                                                         127,628,838
                                                                                        ---------------
PREFERRED STOCKS (FOREIGN)-2.1%
COMMODITY CHEMICALS-0.3%
      16,000   Braskem SA Class A (BR)*                                                         370,468
                                                                                        ---------------
PAPER PRODUCTS-0.8%
      82,000   Companhia Suzano de Papel e Celulose (BR)                                        360,686
     531,000   Klabin SA (BR)                                                                   692,049
                                                                                        ---------------
                                                                                              1,052,735
                                                                                        ---------------
STEEL-1.0%
     115,900   Usinas Siderurgicas de Minas Gerais SA Class A (BR)                            1,363,884
                                                                                        ---------------
TOTAL PREFERRED STOCKS (FOREIGN)
(COST-$2,606,095)                                                                             2,787,087
                                                                                        ---------------

UNITS                                                                                      MARKET VALUE
-------------------------------------------------------------------------------------------------------
FOREIGN RIGHTS AND WARRANTS-1.0%
INTEGRATED TELECOMMUNICATION SERVICES-0.4%
   2,786,000   Jasmine International Public Company Limited Rights (TH)*                $       481,648
                                                                                        ---------------
OIL & GAS DRILLING-0.5%
     411,815   Crest Petroleum Berhad Rights (MA)*                                              704,420
                                                                                        ---------------
INTEGRATED OIL & GAS-0.1%
      73,675   Picnic Gas & Engineering Public Company Limited Warrants (TH)*                   105,987
                                                                                        ---------------
TOTAL FOREIGN RIGHTS AND WARRANTS
(COST-$895,484)                                                                               1,292,055
                                                                                        ---------------
OTHER SECURITIES-0.7%
INDUSTRIAL CONGLOMERATES-0.0%
     204,677   Media Prima Berhad ICULS (MA)                                                     40,397
                                                                                        ---------------
INTEGRATED TELECOMMUNICATION SERVICES-0.7%
     600,000   Yangtze Telecom Corporation Units 144A (CA)*,+, ^,#                              958,988
                                                                                        ---------------
TOTAL OTHER SECURITIES
(COST-$623,934)                                                                                 999,385
                                                                                        ---------------

PRINCIPAL AMOUNT                                                                         AMORTIZED COST
-------------------------------------------------------------------------------------------------------
U.S. AGENCY DISCOUNT NOTES-3.3%
$  4,500,000   Federal National Mortgage Association
               0.75% 1/2/04                                                             $     4,499,906
                                                                                        ---------------
TOTAL U.S. AGENCY DISCOUNT NOTES
(AMORTIZED COST-$4,499,906)                                                                   4,499,906
                                                                                        ---------------
TOTAL INVESTMENTS-101.3%
(TOTAL COST-$124,591,825)                                                                   137,207,271
OTHER ASSETS AND LIABILITIES-(1.3%)                                                          (1,694,806)
                                                                                        ---------------
NET ASSETS-100.0%                                                                       $   135,512,465
                                                                                        ===============

* NON-INCOME PRODUCING.

+ SECURITY WAS ACQUIRED PURSUANT TO RULE 144A OF THE SECURITIES ACT OF 1933 AND
  MAY BE DEEMED TO BE RESTRICTED FOR RESALE.

^ SECURITY IS CONSIDERED TO BE RESTRICTED AND ILLIQUID. ACQUIRED ON 11/4/03 FOR
  $570,000. THE AGGREGATE VALUE OF RESTRICTED SECURITIES AT DECEMBER 31, 2003 WAS $958,988, WHICH WAS 0.7% OF NET ASSETS.

# FAIR VALUED SECURITY.

  ICULS - IRREDEEMABLE CONVERTIBLE UNSECURED LOAN STOCK

  NVDR - NON-VOTING DEPOSITARY RECEIPT

  SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003

ASSETS
Investment securities, at cost                             $ 124,591,825
                                                           -------------
Investment securities, at market                             137,207,271
Cash                                                             831,254
Foreign currency (cost $1,262,826)                             1,287,629
Receivables:
  Investment securities sold                                   3,407,455
  Capital shares sold                                            107,016
  Dividends                                                      235,598
  From transfer agent                                             14,242
Other assets                                                     111,708
                                                           -------------
    Total Assets                                             143,202,173
                                                           -------------
LIABILITIES
Payables and other liabilities:
  Investment securities purchased                              5,878,110
  Capital shares redeemed                                        173,575
  Advisory fees                                                  112,003
  Shareholder servicing fees                                      18,730
  Accounting fees                                                 11,200
  Distribution fees                                               38,586
  Transfer agency fees                                            56,267
  Custodian fees                                                  28,658
  India and Thailand taxes                                     1,000,403
  To custodian                                                    77,096
  Other                                                          295,080
                                                           -------------
    Total Liabilities                                          7,689,708
                                                           -------------
Net Assets                                                 $ 135,512,465
                                                           =============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus)                    $ 283,821,637
Accumulated net investment loss                                  (10,037)
Accumulated net realized loss from security transactions    (159,918,362)
Net unrealized appreciation on investments and
  foreign currency translation                                11,619,227
                                                           -------------
    Total                                                  $ 135,512,465
                                                           =============

Net Assets--Class A                                        $  27,252,014
Shares Outstanding--Class A                                    1,913,868
Net Asset Value, Redemption Price Per Share                $       14.24
Maximum offering price per share (net asset value plus
  sales charge of 5.75% of offering price)                 $       15.11

Net Assets--Class B                                        $  18,198,180
Shares Outstanding--Class B                                    1,319,868
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share                                        $       13.79

Net Assets--Class C                                        $  10,638,983
Shares Outstanding--Class C                                      773,004
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
   charge) Per Share                                       $       13.76

Net Assets--Class F                                        $  78,759,006
Shares Outstanding--Class F                                    5,532,377
Net Asset Value, Offering and Redemption Price Per Share   $       14.24

Net Assets--Class R                                        $     142,464
Shares Outstanding--Class R                                       10,306
Net Asset Value, Offering and Redemption Price Per Share   $       13.82

Net Assets--Class T                                        $     521,818
Shares Outstanding--Class T                                       38,099
Net Asset Value, Redemption Price Per Share                $       13.70
Maximum offering price per share (net asset value plus
  sales charge of 4.50% of offering price)                 $       14.35

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended December 31, 2003

INVESTMENT INCOME:
  Dividends                                                $   1,884,523
  Interest                                                        43,180
  Foreign taxes withheld                                        (169,952)
                                                           -------------
    Total Investment Income                                    1,757,751
                                                           -------------
EXPENSES:
  Advisory fees--Note 2                                          971,277
  Shareholder servicing fees--Note 2                             172,480
  Accounting fees--Note 2                                         97,094
  Distribution fees--Note 2                                      306,016
  Transfer agency fees--Note 2                                   244,697
  Registration fees                                               75,038
  Postage and mailing expenses                                    29,582
  Custodian fees and expenses--Note 2                            430,741
  Printing expenses                                               54,034
  Legal and audit fees                                            29,714
  Directors' fees and expenses--Note 2                            24,516
  Other expenses                                                 128,024
                                                           -------------
    Total Expenses                                             2,563,213
    Earnings Credits                                              (3,042)
    Waived Expenses                                              (83,808)
    Expense Offset to Broker Commissions                          (4,771)
                                                           -------------
    Net Expenses                                               2,471,592
                                                           -------------
  Net Investment Loss                                           (713,841)
                                                           -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
SECURITY TRANSACTIONS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) on :
Security transactions (net of foreign taxes on Thailand
investments of $915,957)                                      41,089,342
Foreign currency transactions                                   (211,706)
                                                           -------------
Net Realized Gain                                             40,877,636
Net Change in Unrealized Appreciation/Depreciation of
Investments and Foreign Currency Translation                  14,435,879
                                                           -------------
  Net Realized and Unrealized Gain                            55,313,515
                                                           -------------
Net Increase in Net Assets Resulting from Operations       $  54,599,674
                                                           =============

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                            YEAR ENDED       YEAR ENDED
                                                             12/31/03         12/31/02
                                                          --------------   --------------
OPERATIONS
Net Investment Loss                                       $    (713,841)   $  (1,023,871)
Net Realized Gain (Loss)                                     40,877,636      (12,388,968)
Net Change in Unrealized Appreciation/Depreciation of
  Investments and Foreign Currency Translation               14,435,879       (2,075,681)
                                                          -------------    -------------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                          54,599,674      (15,488,520)
                                                          -------------    -------------
CAPITAL SHARE TRANSACTIONS
Net Increase (Decrease)--Note 4
  Class A                                                     8,132,869       (2,916,773)
  Class B                                                    (2,705,719)      (4,098,985)
  Class C                                                     1,905,536       (2,563,176)
  Class F                                                    (4,988,538)     (17,949,856)
  Class R                                                        23,012          (21,426)
  Class T                                                       (77,846)        (148,171)
                                                          -------------    -------------
Net Increase (Decrease) from Capital Share Transactions       2,289,314      (27,698,387)
                                                          -------------    -------------
Net Increase (Decrease) in Net Assets                        56,888,988      (43,186,907)

NET ASSETS
  Beginning of year                                       $  78,623,477    $ 121,810,384
                                                          -------------    -------------
  End of year (including accumulated net investment
    loss of $10,037 and $1,836, respectively)             $ 135,512,465    $  78,623,477
                                                          =============    =============

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                          YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------
                                                         2003            2002              2001             2000
                                                     ------------     ------------     ------------     ------------
CLASS A SHARES
Net Asset Value, beginning of year                   $       8.14     $       9.68     $      14.18     $      22.93
Income from investment operations:
     Net investment income (loss)                            0.10            (0.16)           (0.14)           (0.13)
     Net realized and unrealized gains
       (losses) on securities                                6.00            (1.38)           (4.36)           (6.65)
                                                     ------------     ------------     ------------     ------------
         Total from investment operations                    6.10            (1.54)           (4.50)           (6.78)
Less dividends and distributions:
     From net investment income                              0.00             0.00             0.00             0.00
     From net realized gains                                 0.00             0.00             0.00            (1.97)
                                                     ------------     ------------     ------------     ------------
         Total distributions                                 0.00             0.00             0.00            (1.97)

Net Asset Value, end of year                         $      14.24     $       8.14     $       9.68     $      14.18
                                                     ============     ============     ============     ============
Total return*                                               74.94%          (15.91%)         (31.74%)         (29.61%)
Ratios/Supplemental Data
     Net assets, end of year (000s)                  $     27,252     $      9,422     $     14,033     $     36,353
     Net expenses to average net assets#,+                   2.45%            2.24%            1.87%            1.59%
     Gross expenses to average net assets#,+                 2.45%            2.24%            1.88%            1.61%
     Net investment loss to average net assets+             (0.83%)          (0.80%)          (0.26%)          (0.80%)
     Portfolio turnover rate@                                 707%             495%             704%             535%

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

+ Certain fees were waived by the custodian for years ended December 31, 2003 and 2002. Had these fees not been waived, the net expense ratios would have been 2.54% (2003) and 2.27% (2002). The gross expense ratios would have been 2.54% (2003) and 2.27% (2002). The net investment loss ratios would have been (0.92%) (2003) and (0.83%) (2002).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                           YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------
                                                         2003             2002             2001             2000
                                                     ------------     ------------     ------------     ------------
CLASS B SHARES
Net Asset Value, beginning of year                   $       7.95     $       9.54     $      14.08     $      22.93
Income from investment operations:
     Net investment loss                                    (0.31)           (0.29)           (0.18)           (0.23)
     Net realized and unrealized gains
      (losses) on securities                                 6.15            (1.30)           (4.36)           (6.65)
                                                     ------------     ------------     ------------     ------------
         Total from investment operations                    5.84            (1.59)           (4.54)           (6.88)
Less dividends and distributions:
     From net investment income                              0.00             0.00             0.00             0.00
     From net realized gains                                 0.00             0.00             0.00            (1.97)
                                                     ------------     ------------     ------------     ------------
         Total distributions                                 0.00             0.00             0.00            (1.97)

Net Asset Value, end of year                         $      13.79     $       7.95     $       9.54     $      14.08
                                                     ============     ============     ============     ============
Total return*                                               73.46%          (16.67%)         (32.24%)         (30.05%)
Ratios/Supplemental Data
     Net assets, end of year (000s)                  $     18,198     $     12,810     $     19,661     $     35,000
     Net expenses to average net assets#,+                   3.29%            3.09%            2.64%            2.35%
     Gross expenses to average net assets#,+                 3.30%            3.09%            2.66%            2.38%
     Net investment loss to average net assets+             (1.44%)          (1.64%)          (1.06%)          (1.50%)
     Portfolio turnover rate@                                 707%             495%             704%             535%

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

+ Certain fees were waived by the custodian for years ended December 31, 2003 and 2002. Had these fees not been waived, the net expense ratios would have been 3.37% (2003) and 3.12% (2002). The gross expense ratios would have been 3.38% (2003) and 3.12% (2002). The net investment loss ratios would have been (1.52%) (2003) and (1.67%) (2002).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                          YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------
                                                         2003            2002              2001             2000
                                                     ------------     ------------     ------------     ------------
CLASS C SHARES
Net Asset Value, beginning of year                   $       7.93     $       9.52     $      14.06     $      22.93
Income from investment operations:
     Net investment loss                                    (0.01)           (0.35)           (0.22)           (0.21)
     Net realized and unrealized gains
       (losses) on securities                                5.84            (1.24)           (4.32)           (6.69)
                                                     ------------     ------------     ------------     ------------
         Total from investment operations                    5.83            (1.59)           (4.54)           (6.90)
Less dividends and distributions:
     From net investment income                              0.00             0.00             0.00             0.00
     From net realized gains                                 0.00             0.00             0.00            (1.97)
                                                     ------------     ------------     ------------     ------------
         Total distributions                                 0.00             0.00             0.00            (1.97)

Net Asset Value, end of year                         $      13.76     $       7.93     $       9.52     $      14.06
                                                     ============     ============     ============     ============
Total return*                                               73.52%          (16.70%)         (32.29%)         (30.13%)
Ratios/Supplemental Data
     Net assets, end of year (000s)                  $     10,639     $      5,268     $      8,928     $     17,925
     Net expenses to average net assets#,+                   3.25%            3.05%            2.65%            2.35%
     Gross expenses to average net assets#,+                 3.25%            3.06%            2.67%            2.38%
     Net investment loss to average net assets+             (1.43%)          (1.58%)          (1.08%)          (1.50%)
     Portfolio turnover rate@                                 707%             495%             704%             535%

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

+ Certain fees were waived by the custodian for the years ended December 31, 2003 and 2002. Had these fees not been waived, the net expense ratios would have been 3.34% (2003) and 3.07% (2002). The gross expense ratios would have been 3.34% (2003) and 3.08% (2002). The net investment loss ratios would have been (1.52%) (2003) and (1.60%) (2002).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                                YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------------------
                                                           2003           2002           2001           2000            1999
                                                        -----------    -----------    -----------    -----------     -----------
CLASS F SHARES
Net Asset Value, beginning of year                      $      8.13    $      9.67    $     14.17    $     22.93     $     14.93
Income from investment operations:
     Net investment loss                                      (0.14)         (0.23)         (0.22)         (0.19)          (0.11)
Net realized and unrealized gains
   (losses) on securities                                      6.25          (1.31)         (4.28)         (6.60)          12.94
                                                        -----------    -----------    -----------    -----------     -----------
Total from investment operations                               6.11          (1.54)         (4.50)         (6.79)          12.83

Less dividends and distributions:
     From net investment income                                0.00           0.00           0.00           0.00            0.00
     From net realized gains                                   0.00           0.00           0.00          (1.97)          (4.83)
                                                        -----------    -----------    -----------    -----------     -----------
          Total distributions                                  0.00           0.00           0.00          (1.97)          (4.83)

Net Asset Value, end of year                            $     14.24    $      8.13    $      9.67    $     14.17     $     22.93
                                                        ===========    ===========    ===========    ===========     ===========
Total return                                                  75.15%        (15.93%)       (31.76%)       (29.65%)         87.44%
Ratios/Supplemental Data
     Net assets, end of year
       (000s)                                           $    78,759    $    50,742    $    78,574    $   182,036     $   261,437
     Net expenses to average
       net assets#,+                                           2.31%          2.18%          1.90%          1.59%           1.63%
     Gross expenses to average
       net assets#,+                                           2.31%          2.18%          1.92%          1.61%           1.64%
     Net investment loss to
       average net assets+                                    (0.45%)        (0.74%)        (0.30%)        (0.88%)         (0.91%)
     Portfolio turnover rate@                                   707%           495%           704%           535%            330%

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

+ Certain fees were waived by the custodian for the years ended December 31, 2003 and 2002. Had these fees not been waived, the net expense ratios would have been 2.40% (2003) and 2.21% (2002). The gross expense ratios would have been 2.40% (2003) and 2.21% (2002). The net investment loss ratios would have been (0.54%) (2003) and (0.77%) (2002).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                        YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------
                                                         2003             2002             2001             2000
                                                     ------------     ------------     ------------     ------------
CLASS R SHARES
Net Asset Value, beginning of year                   $       7.87     $       9.56     $      14.22     $      22.93
Income from investment operations:
     Net investment income (loss)                            0.54            (0.81)           (0.17)           (0.09)
     Net realized and unrealized gains
       (losses) on securities                                5.41            (0.88)           (4.49)           (6.65)
                                                     ------------     ------------     ------------     ------------
         Total from investment operations                    5.95            (1.69)           (4.66)           (6.74)
Less dividends and distributions:
     From net investment income                              0.00             0.00             0.00             0.00
     From net realized gains                                 0.00             0.00             0.00            (1.97)
                                                     ------------     ------------     ------------     ------------
Total distributions                                          0.00             0.00             0.00            (1.97)

Net Asset Value, end of year                         $      13.82     $       7.87     $       9.56     $      14.22
                                                     ============     ============     ============     ============
Total return                                                75.60%          (17.68%)         (32.77%)         (29.44%)
Ratios/Supplemental Data
     Net assets, end of year (000s)                  $        142     $         37     $         76     $        241
     Net expenses to average net assets#,+                   2.07%            3.91%            1.84%            1.31%
     Gross expenses to average net assets#,+                 2.08%            3.94%            1.86%            1.33%
     Net investment loss to average net assets+             (0.32%)          (2.20%)          (0.08%)          (0.55%)
     Portfolio turnover rate@                                 707%             495%             704%             535%

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

+ Certain fees were waived by the custodian or reimbursed by the management company for the years ended December 31, 2003, 2002 and 2001. Had these fees not been waived or reimbursed, the net expense ratios would have been 2.16%
   (2003), 4.62% (2002), and 2.76% (2001). The gross expense ratios would have been 2.17% (2003), 4.65% (2002), and 2.78% (2001). The net investment loss ratios would have been (0.41%) (2003), (2.91%) (2002), and (1.00%) (2001).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                        YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------
                                                         2003            2002              2001             2000
                                                     ------------     ------------     ------------     ------------
CLASS T SHARES
Net Asset Value, beginning of year                   $       7.87     $       9.50     $      14.14     $      22.93
Income from investment operations:
     Net investment loss                                    (0.24)           (0.45)           (0.22)           (0.16)
     Net realized and unrealized gains
       (losses) on securities                                6.07            (1.18)           (4.42)           (6.66)
                                                     ------------     ------------     ------------     ------------
         Total from investment operations                    5.83            (1.63)           (4.64)           (6.82)
Less dividends and distributions:
     From net investment income                              0.00             0.00             0.00             0.00
     From net realized gains                                 0.00             0.00             0.00            (1.97)
                                                     ------------     ------------     ------------     ------------
         Total distributions                                 0.00             0.00             0.00            (1.97)

Net Asset Value, end of year                         $      13.70     $       7.87     $       9.50     $      14.14
                                                     ============     ============     ============     ============
Total return *                                              74.08%          (17.16%)         (32.82%)         (29.79%)
Ratios/Supplemental Data
     Net assets, end of year (000s)                  $        522     $        345     $        538     $        869
     Net expenses to average net assets#,+                   3.07%            4.03%            3.14%            1.84%
     Gross expenses to average net assets#,+                 3.07%            4.03%            3.16%            1.87%
     Net investment loss to average net assets+             (1.06%)          (2.69%)          (1.60%)          (1.00%)
     Portfolio turnover rate@                                 707%             495%             704%             535%

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

+ Certain fees were waived by the custodian for the years ended December 31, 2003 and 2002. Had these fees not been waived, the net expense ratios would have been 3.16% (2003) and 4.05% (2002). The gross expense ratios would have been 3.16% (2003) and 4.05% (2002). The net investment loss ratios would have been (1.15%) (2003) and (2.71%) (2002).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2003

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Ten series of shares are currently issued: Balanced, Discovery, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Passport Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATIONS--An equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of Nasdaq and foreign securities for which an official closing price is provided, at the official closing price. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. Thai foreign shares are valued at the local share price when current foreign share prices are not available or reflective of fair market value. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars.

   Debt securities are valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company's board of directors or, if such prices are not available, at the mean of the bid and asked quotations obtained from securities dealers. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region. The Fund amortizes premiums and discounts on all fixed-income securities.

   If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded, and it is determined that the event has materially affected the value of the security.

   SECURITY TRANSACTIONS--Security transactions are accounted for as of the date the securities are purchased or sold (trade date). Net realized gains and losses are determined on the basis of identified cost, which is also used for federal income tax purposes.

   FOREIGN SECURITIES AND CURRENCY TRANSACTIONS--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund normally will invest a large portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations. Foreign currency held at December 31, 2003 for settling foreign trades is listed on the Statement of Assets and Liabilities.

   Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

   FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

   INVESTMENT INCOME--Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends (if any) and capital gains (if any) annually. Dividends and distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

   EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.

   The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. FEES AND TRANSACTIONS WITH AFFILIATES

ADVISORY FEES--Founders Asset Management LLC ("Founders") serves as investment adviser to the Fund. Founders is an indirect wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.

   In accordance with an investment advisory agreement between the Company and Founders, the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1.00% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.

   SHAREHOLDER SERVICING AND TRANSFER AGENCY FEES FOR CLASS F SHARES--The Company has a shareholder services agreement with Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus", an affiliate of Founders), whereby the Funds have agreed to compensate DSC for providing certain shareholder servicing functions to holders of Class F shares. During the period from May 1, 2003 through December 31, 2003, the Fund paid DSC a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account considered to be an open account at any time during a given month. Prior to May 1, 2003, the Company had a shareholder services agreement with Founders whereby the Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account considered to be an open account at any time during a given month. During the year ended December 31, 2003, Class F shares were charged $49,740 and $26,862, respectively, pursuant to these shareholder services agreements.

   Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for all of the Fund's share classes. With the exception of out-of-pocket charges, the fees charged by DTI with respect to the Fund's Class F shares are paid by DSC. The out-of-pocket charges from DTI are paid by the Fund. Prior to May 1, 2003, Investors Trust Company ("ITC") was the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC were paid by Founders. The out-of-pocket charges from ITC were paid by the Fund. During the year ended December 31, 2003, Class F shares were charged $28,095 and $9,893, respectively, for out-of-pocket transfer agent charges.

   TRANSFER AGENCY FEES FOR CLASS A, CLASS B, CLASS C, CLASS R, AND CLASS T SHARES--The fees charged by DTI with respect to the Fund's Class A, B, C, R, and T shares are paid by the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $12.23 to $12.84, per shareholder account considered to be an open account at any time during a given month, plus out-of-pocket charges. Class-specific transfer agency fees paid to DTI during the year ended December 31, 2003 were as follows:

                                TRANSFER
                               AGENCY FEES
                               -----------
Class A                        $   56,982
Class B                        $   64,563
Class C                        $   26,004
Class R                        $      322
Class T                        $    2,948

   Certain as-of shareholder transactions may result in gains or losses to the Fund. Depending on the circumstances, these gains may be payable to, or reimbursable from, the transfer agent; such gains and losses are presented on the Statement of Assets and Liabilities.

   DISTRIBUTION AND SHAREHOLDER SERVICES PLANS--DSC also is the distributor of the Fund's shares. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing or servicing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year ended December 31, 2003, Class F shares were charged $146,612 pursuant to this Distribution Plan.

   The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under this plan, the Fund pays DSC a fee for distributing its Class B and C shares at the annual rate of 0.75% of the value of the average daily net assets of its Class B and C shares, respectively, and pays DSC a fee for distributing its Class T shares at the annual rate of 0.25% of the average daily net assets of its Class T shares.

   In addition, the Fund has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay DSC an annual fee of 0.25% of the value of their average daily net assets for the provision of certain services.

   Distribution and shareholder servicing fees paid to DSC by the Fund's Class A, B, C, and T shares for the year ended December 31, 2003, were as follows:

                           DISTRIBUTION     SHAREHOLDER
                               FEES        SERVICING FEES
                           ------------    --------------
Class A                             N/A    $     42,063
Class B                    $    109,094    $     36,365
Class C                    $     49,289    $     16,429
Class T                    $      1,021    $      1,021

   During the year ended December 31, 2003, DSC retained $6,036 and $304 in sales commissions from the sales of Class A and Class T shares, respectively. DSC also retained $60,309 and $3,283 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively.

   FUND ACCOUNTING AND ADMINISTRATIVE SERVICES FEES--The Funds have agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is computed at the annual rate of 0.10% of the average daily net assets of the Fund on the first $500 million, 0.065% of the average daily net assets of the Fund on the next $500 million, and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services.

   CUSTODIAN FEES--Mellon Bank N.A., a wholly-owned subsidiary of Mellon Financial Corporation, serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian. The custodian has also agreed to a fee waiver for the Funds during the time periods and in the amounts set forth below:

                  TIME PERIOD       AMOUNT OF WAIVER
                  -----------       ----------------
               9/1/02 to 8/31/03     $   100,000
               9/1/03 to 8/31/04     $   150,000
               9/1/04 to 8/31/05     $   200,000
               9/1/05 to 8/31/06     $   200,000

   The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2003, the Fund's portion of the fee waiver was $83,808. The amount paid to Mellon was reduced by this fee waiver amount.

   DIRECTORS COMPENSATION--The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Other Liabilities on the Statement of Assets and Liabilities. Deferral of directors' fees under the plan does not affect the net assets of the Fund.

   Certain officers of the Company are also officers and/or directors of Founders. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL TAX INFORMATION

Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sale losses, foreign currency transactions, net operating losses, and capital loss carryovers. Permanent differences identified during the year ended December 31, 2003 have been reclassified among the components of net assets as follows:

     UNDISTRIBUTED NET       UNDISTRIBUTED NET REALIZED
     INVESTMENT INCOME             GAINS AND LOSSES            PAID-IN CAPITAL
     -----------------       --------------------------        ---------------
        $  705,640                  $  573,347                  $  (1,278,987)

   The tax components of capital represent distribution requirements the Fund must satisfy under the income tax regulations and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below as of December 31, 2003, represent capital loss carryovers that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, may be used to offset future net investment income and thereby reduce future ordinary income distributions. These carryovers expire between December 31, 2008 and December 31, 2010. Net capital loss carryovers utilized in 2003 amounted to $39,960,650.

   The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2003 are noted below. The primary difference between book and tax appreciation or depreciation is wash sale loss deferrals.

Accumulated Capital Losses                           $   159,719,747
Post-October Capital Loss Deferral                   $       116,722
Post-October Currency Loss Deferral                  $         8,045
Federal Tax Cost                                     $   124,673,718
Gross Tax Appreciation of Investments                $    15,100,571
Gross Tax Depreciation of Investments                $    (2,567,018)
Net Tax Appreciation                                 $    12,533,553

4. CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 400 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                    YEAR ENDED                           YEAR ENDED
                                                    12/31/03                              12/31/02
                                       ------------------------------------------------------------------------
                                            SHARES             AMOUNT              SHARES            AMOUNT
                                       ---------------    ---------------    ---------------    ---------------
CLASS A
      Sold                                   3,502,478    $    36,560,507          5,383,012    $    50,430,851
      Redeemed                              (2,746,760)   $   (28,427,638)        (5,673,919)   $   (53,347,624)
      NET INCREASE (DECREASE)                  755,718    $     8,132,869           (290,907)   $    (2,916,773)
CLASS B
      Sold                                      58,678    $       685,415             41,666    $       391,779
      Redeemed                                (350,900)   $    (3,391,134)          (489,773)   $    (4,490,764)
      NET DECREASE                            (292,222)   $    (2,705,719)          (448,107)   $    (4,098,985)
CLASS C
      Sold                                   1,047,656    $     9,859,862            481,390    $     4,684,798
      Redeemed                                (938,988)   $    (7,954,326)          (754,486)   $    (7,247,974)
      NET INCREASE (DECREASE)                  108,668    $     1,905,536           (273,096)   $    (2,563,176)
CLASS F
      Sold                                   3,504,087    $    34,110,158          9,855,244    $    92,121,343
      Redeemed                              (4,216,077)   $   (39,098,696)       (11,734,716)   $  (110,071,199)
      NET DECREASE                            (711,990)   $    (4,988,538)        (1,879,472)   $   (17,949,856)
CLASS R
      Sold                                      88,378    $       927,946            315,313    $     3,139,336
      Redeemed                                 (82,802)   $      (904,934)          (318,502)   $    (3,160,762)
      NET INCREASE (DECREASE)                    5,576    $        23,012             (3,189)   $       (21,426)
CLASS T
      Sold                                     154,521    $     1,219,197            371,045    $     3,559,032
      Redeemed                                (160,244)   $    (1,297,043)          (383,873)   $    (3,707,203)
      NET DECREASE                              (5,723)   $       (77,846)           (12,828)   $      (148,171)

5. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the year ended December 31, 2003 were $652,404,866 and $651,427,303, respectively.

6. LINE OF CREDIT

The Company has a line of credit arrangement ("LOC") with State Street Bank and Trust Company, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of

(a) $50 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $50 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2003, the Fund did not have any borrowings under the LOC.

7. LEGAL MATTERS

PFEIFFER V. THE DREYFUS CORPORATION

On December 9, 2003, a purported shareholder in the Dreyfus Premier NexTech Fund brought an action against Dreyfus seeking to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to the Dreyfus Founders Funds (other than Dreyfus Founders Money Market Fund) and two Dreyfus Premier Funds. Plaintiff claims that the funds were closed to new investors but that Dreyfus nonetheless improperly continued to charge Rule 12b-1 fees for marketing and distribution services in violation of Section 36(b) of the Investment Company Act of 1940 and in breach of its common law fiduciary duties. Plaintiff also seeks to recover a portion of the investment advisory fees charged to the closed funds while Dreyfus was "in breach of its fiduciary duties" and to enjoin Dreyfus from collecting additional 12b-1 fees from those funds, as well as an award of attorneys' fees and litigation expenses.

HAYS V. MELLON FINANCIAL CORP., ET AL.

On January 30, 2004, a purported shareholder in the Dreyfus Disciplined Stock Fund filed a class action against Mellon Financial Corporation, Mellon Bank, Dreyfus, Founders, and the directors of the Dreyfus Founders Funds and all or substantially all of the Dreyfus Funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of Sections 34(b), 36(b), and 48(a) of the Investment Company Act of 1940, Section 215 of the Investment Advisers Act of 1940, and common law claims. The action seeks to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to various funds for marketing and distribution services. More specifically, the Plaintiff claims, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus and Dreyfus Founders Funds over other funds, and that such payments were not disclosed to investors. In addition, Plaintiff asserts that economies of scale and soft-dollar benefits were not passed on to investors. Plaintiff further alleges that 12b-1 fees charged to certain funds that were closed to new investors were also improper. The complaint seeks compensatory and punitive damages, rescission of the advisory contracts, an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses.

These actions will be defended vigorously, and management of the Fund believes they are without merit.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.


In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Passport Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP


Denver, Colorado
February 12, 2004

YOUR BOARD REPRESENTATIVES
(UNAUDITED)

The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below along with the year in which they joined the Board in parentheses, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 75, resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

DIRECTORS

EUGENE H. VAUGHAN, CFA, 70. Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan Nelson Investment Management, LP, an investment counseling firm. Director, Encore Bank. Director, Greater Houston Partnership, and Chairman, Center for Houston's Future, both of which are non-profit organizations. Founding Chairman and former Governor, Association for Investment Management and Research. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation. (1970)

ALAN S. DANSON, 64. Private investor. Formerly, President and Director, D.H. Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Formerly, Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service (1996 to 1999). Director, CaseShare Systems, LLP, a document management company. Director, Gore Range Natural Science School and The Les Streeter Programs, Inc., both of which are non-profit organizations. (1991)

JOAN D. MANLEY, 71. Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. (1960 to 1984). Director, Sara Lee Corporation and Moore Wallace Corporation, a printing company. (1998)

ROBERT P. MASTROVITA, 59. Private Investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy. (1998)

TRYGVE E. MYHREN, 67. President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Meguntucook Funds, a venture capital firm (1998 to Present). Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and Communications Corporation (now Time Warner cable) (1981 to 1988). Director, Advanced Marketing Services, Inc. Trustee and Chairman of Finance Committee, the University of Denver. Trustee, U.S. Ski and Snowboard Team Foundation and the Denver Art Museum. (1996)

GEORGE W. PHILLIPS, 65. Retired. Vice Chairman of the Board, Chairman of the Finance Committee, and Chairman of the Investment Committee, Children's Medical Center of Boston. Formerly, President and Chief Executive Officer of Warren Bancorp, Inc. and Warren Five Cents Savings Bank (1992 to 1997). (1998)

JAY A. PRECOURT, 66. Chairman, CEO, and Director, Scissor Tail Energy, LLC (2000 to present). Managing General Partner, Precourt Interests, Ltd., an energy and investments company (1995 to present). President, Skylark Enterprises, Inc., a ranching and real estate business. Formerly, President, CEO, Vice Chairman and Director, Tejas Energy, LLC and predecessor companies (1987 to 1999). Director, Halliburton Company, an energy services company. Director, The Timken Company, a manufacturing company. Director, Apache Corporation, an oil and gas company. Chairman and Director, Hermes Consolidated, Inc., an energy transportation and crude oil refining company. (1983)

PRINCIPAL OFFICERS

RICHARD W. SABO, 46. President of the Funds since 2000 and Principal Executive Officer of the Funds since 2002. Founders' President and Chief Executive Officer, Member of Founders' Board of Managers and Director of Dreyfus (1998 to present). Executive Vice President of DSC since 2003. Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 46. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President-Administration and Treasurer. Vice President of DSC since 2003. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 48. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President-Legal, General Counsel and Secretary. Assistant Secretary of DSC since 2003. Employed by Founders and its predecessor company since 1996.

ROBERT T. KELLY, 34. Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Funds since 2003. Founders' Vice President of Portfolio Accounting since 2000. Formerly, Assistant Treasurer of the Funds (2000 to 2003), and Head of Equity Desk for ABN Amro Trust Company (Cayman) Limited (1998 to 2000).

WILLIAM G. GERMENIS, 33. Anti-Money Laundering Compliance Officer for the Class A, Class B, Class C, Class R, and Class T shares of the Funds since 2002 and for the Class F shares of the Funds since 2003. Vice President of MBSC, LLC since 2002. Vice President and Anti-Money Laundering Compliance Officer of DSC and Anti-Money Laundering Compliance Officer of investment companies managed by Dreyfus. Employed by DSC since 1998.

The directors and officers may be contacted at Founders' address appearing on the back cover, except for Mr. Germenis who can be contacted at 200 Park Avenue, New York, New York 10166.

DREYFUS FOUNDERS PASSPORT FUND
P.O. Box 55360
Boston, MA 02205-8252
1-800-525-2440
www.founders.com

INVESTMENT MANAGER
Founders Asset Management LLC
A MELLON FINANCIAL COMPANY(SM)
210 University Boulevard, Suite 800
Denver, CO 80206

DISTRIBUTOR
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

Additional information about the Fund and its directors is available in the Fund's Statement of Additional Information, which can be obtained free of charge by contacting the Fund.

   This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money. Date of first use:
February 27, 2004

   Dreyfus Service Corporation, Distributor. (C) 2004 Founders Asset Management LLC.

                                                                    A-646-PAS-03

ANNUAL REPORT

DREYFUS FOUNDERS

WORLDWIDE GROWTH FUND

INVESTMENT UPDATE

DECEMBER 31, 2003


[DREYFUS FOUNDERS FUNDS LOGO]
THE GROWTH SPECIALISTS

TABLE OF CONTENTS

Management Overview                                  3

Statement of Investments                            10

Statement of Assets and Liabilities                 17

Statement of Operations                             19

Statements of Changes in Net Assets                 20

Financial Highlights                                21

Notes to Financial Statements                       27

Report of Independent Auditors                      36

Your Board Representatives                          37

PAPERLESS DELIVERY OF THIS REPORT

[GRAPHIC]

Did you know you can reduce your postal mail by accessing Dreyfus Founders Funds regulatory material online? It's a simple, reliable process: when new documents such as this Annual Report are available, we'll send you an e-mail notification containing a convenient link that will take you directly to that Fund information on our website.

   To take advantage of this service, simply inform us online of your decision to receive materials through the Founders E-Communications Program. Cut down on mailbox clutter and help the Fund reduce printing and postage charges by enrolling today at www.founders.com/ecommunications. If you own Funds through a third party, enroll at www.icsdelivery.com.

The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. Companies appearing in bold print on pages 3-9 were owned by the Fund on December 31, 2003. The amounts of these holdings are included in the Statement of Investments.


            - NOT FDIC-INSURED - NOT BANK-GUARANTEED - MAY LOSE VALUE

MANAGEMENT OVERVIEW

[PHOTOS OF REMI J. BROWNE, JOHN B. JARES AND DANIEL B. LEVAN]

A DISCUSSION WITH CO-PORTFOLIO MANAGERS REMI J. BROWNE, CFA, JOHN B. JARES, CFA, AND DANIEL B. LEVAN, CFA

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2003?

2003 has proven to be a substantially positive year for equity markets. Dreyfus Founders Worldwide Growth Fund exhibited strong performance for the year, with returns comparing favorably with the Fund's benchmark, the Morgan Stanley Capital International (MSCI) World Index, which posted a 33.11% return for the 12-month period.

DESCRIBE THE MARKET FACTORS DURING THE PERIOD.

Equity markets worldwide rallied in 2003, after a slow start. The successful military action in Iraq led to increased investor confidence and a resurgence in equity markets. Corporate cost-cutting and debt containment coupled with the historically low interest rates of many central banks helped spark a growing appetite for higher risk, less defensive investment vehicles. In the United States, tax rebate checks provided many families with extra spending money, helping the domestic economy to grow at an annualized rate of 8.2% during the third quarter. The continued

[SIDENOTE]

"THE IMPROVING ECONOMIC ENVIRONMENT LAID THE BACKGROUND FOR THE POSITIVE PERFORMANCE ACHIEVED BY THE FUND."

PERFORMANCE HIGHLIGHTS

- As the global economic picture began improving during the course of the year, it provided a solid backdrop for quality performance by equity markets, more than offsetting any sell-off activity experienced in the year's opening months.

- Good overall stock selection in the United States assisted the Fund's relative performance as these holdings strongly outperformed the benchmark for the period.

- Relative performance was primarily driven by Fund holdings in the healthcare, consumer staples, consumer discretionary and telecommunications sectors.

- Although the securities in the international portion of the Fund were repositioned in March, three stocks proved to be among the most detrimental to the Fund's annual performance relative to the benchmark.



weakness of the U.S. dollar aided the unhedged U.S. investor as the euro, British pound and yen all gained relative to U.S. currency by year's end.

   In Asia, the containment and seeming defeat of the viral illness, Severe Acute Respiratory Syndrome (SARS), provided the region with an economic boost through the middle of the year. The emergence of China as a secondary growth engine to the global economic recovery also came at an appropriate time, lowering the cost of many goods purchased in the western world, and offering outsourcing services that have helped boost corporate profits in more developed countries. China's burgeoning middle class also aided Chinese companies and markets during the period. And finally, after years of restructuring, the Japanese economy appeared poised to benefit from some improvement.

   The domestic market's rise was driven by various economic improvements during the course of the year. Better-than-expected corporate profit growth, the easing of geopolitical uncertainty, the Federal Reserve's accommodative monetary policy and President Bush's fiscal stimulus plan were major factors in the improving economic trends. Consumer spending was high, felt especially in the housing and automobile markets, and productivity beat expectations during the year. Although some domestic economic concerns still existed at year's end, expectations that these will continue to recover in 2004 remained strong.

   In general, as the global economic picture began improving, it provided a solid backdrop for quality performance by equity markets, more than offsetting any sell-off activity experienced in the year's opening months.

WHAT MANAGEMENT DECISIONS POSITIVELY IMPACTED FUND PERFORMANCE FOR THE PERIOD?

This improving economic environment laid the background for the positive performance achieved by the Fund during the period. Relative performance was primarily driven by Fund holdings in the healthcare, consumer staples, consumer discretionary and telecommunication services sectors.

   Good overall stock selection in the United States assisted the Fund's relative performance as these holdings strongly outperformed the benchmark for the period.

   Gains in Greece, Ireland and Belgium assisted in counterbalancing the disappointing relative contributions experienced in Switzerland, Canada and the Netherlands.

   One of the largest positive contributors to the Fund's performance for the year was Greek financial company, ALPHA BANK AE. Alpha Bank reported strong third quarter results and issued positive profit growth projections.

LARGEST EQUITY HOLDINGS (ticker symbol)

 1.  General Electric Company (GE)                          2.27%
 2.  Royal Caribbean Cruises Limited (RCL)                  2.25%
 3.  Maxim Integrated Products, Inc. (MXIM)                 2.03%
 4.  MBNA Corporation (KRB)                                 1.97%
 5.  Intel Corporation (INTC)                               1.89%
 6.  Oracle Corporation (ORCL)                              1.81%
 7.  Gilead Sciences, Inc. (GILD)                           1.74%
 8.  Estee Lauder Companies, Inc. (EL)                      1.67%
 9.  Union Pacific Corporation (UNP)                        1.63%
10.  International Business Machines Corporation (IBM)      1.57%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

   Another positive contributor to the overall return was German software company SAP AG. SAP reaped benefits from an improved environment for software spending as well as from a general improvement in the business pace of the software industry.

   The most compelling domestic investment opportunities were found in the consumer discretionary and technology sectors. The increase in consumer confidence, and therefore consumer spending, drove performance in these

[CHART]

GROWTH OF $10,000 INVESTMENT

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Worldwide Growth Fund on 12/31/93 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

   The Morgan Stanley Capital International (MSCI) World Index is an arithmetical average of the performance of selected securities listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand, and the Far East. Total return figures for this index assume change in share price and reinvestment of dividends after the deduction of local taxes, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

sectors. Strong stock selection buoyed overall Fund performance with names such as BEST BUY COMPANY, INC., ROYAL CARIBBEAN CRUISES LIMITED, and ESTEE LAUDER COMPANIES, INC. among the top contributors. Solid execution and market share gains from primary competitors drove Best Buy's success. The company also benefited from a recovery in consumer spending and some desirable new product cycles such as digital photography and HDTV. Performance by Royal Caribbean Cruises, one of the Fund's largest holdings, was spurred by an improvement in demand for leisure travel, solid execution and excellent product positioning.

   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03

                                           1         5        10        SINCE
CLASS (INCEPTION DATE)                    YEAR     YEARS    YEARS     INCEPTION
-------------------------------------------------------------------------------
Class A Shares  (12/31/99)
  With sales charge (5.75%)               28.88%      --       --      (14.62%)
  Without sales charge                    36.78%      --       --      (13.35%)
Class B Shares  (12/31/99)
  With redemption*                        31.71%      --       --      (14.51%)
  Without redemption                      35.71%      --       --      (13.99%)
Class C Shares  (12/31/99)
  With redemption**                       34.80%      --       --      (14.39%)
  Without redemption                      35.80%      --       --      (14.39%)
Class F Shares  (12/29/89)                36.97%   (3.37%)   3.22%       7.07%
Class R Shares  (12/31/99)                37.44%      --       --      (12.92%)
Class T Shares  (12/31/99)
  With sales charge (4.50%)               29.90%      --       --      (15.56%)
  Without sales charge                    35.99%      --       --      (14.58%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, expense limits for certain share classes, and adjustments for financial statement purposes. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

   *The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

   **The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

   Additionally, some domestic holdings within the technology sector favorably impacted performance with companies such as INTEL CORPORATION, VERITAS SOFTWARE CORPORATION and CISCO SYSTEMS, INC., positively contributing to the Fund's overall return. Intel benefited from robust demand for personal computers driven primarily by consumers, while Cisco Systems gained from both product introductions and a rebound in enterprise spending on networking equipment.

WHAT MANAGEMENT DECISIONS HINDERED PERFORMANCE DURING THE YEAR?

Three stocks proved to be among the most detrimental to the Fund's annual performance relative to the benchmark, even though they were sold shortly after Messrs. Browne and LeVan assumed management of the international portion of the portfolio in March: Amvescap PLC, Satyam Computer Services Limited and Fast Retailing Company Limited. Britain's Amvescap, one of the largest independent global investment managers; Satyam Computer Services Limited, a leading global information technology services and consulting company based in India; and Fast Retailing, a Japanese retailing company, were all down in excess of 30% in the first quarter, with active exposures in the Fund between 1.7% to 2% for each holding.

[CHART]

PORTFOLIO COMPOSITION

United States         51.87%
Japan                  9.48%
United Kingdom         9.32%
Germany                4.33%
France                 3.09%
Canada                 2.90%
Switzerland            2.26%
Netherlands            2.25%
Other Countries       11.70%
Cash & Equivalents     2.80%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio managers and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

   Domestically, weak stock selection in various sectors detracted from overall Fund performance during the year, with BMC Software, Inc., Kohl's Corporation, and Medimmune, Inc. creating some of the largest hits. A provider of e-business systems management software, BMC Software exhibited sluggish sales trends for their software products during most of 2003, and revised earnings expectations lower. An operator of specialty department stores, Kohl's also posted sluggish sales trends and lower margins as consumers shifted spending to other retailers. Biotechnology issue Medimmune saw its stock price drop slightly as the launch of the company's new product, the nasal flu vaccine FluMist, proved to be disappointing. A relatively high price combined with restrictive handling requirements and limited distribution resulted in poor demand for the product.

In conclusion, we will continue to rely on our bottom-up research process to seek companies throughout the world that we believe are capable of posting strong future revenue and earnings growth at valuations that make sense.


/s/ Remi J. Browne

Remi J. Browne, CFA
Co-Portfolio Manager


/s/ John B. Jares

John B. Jares, CFA
Co-Portfolio Manager


/s/ Daniel B. LeVan

Daniel B. LeVan, CFA
Co-Portfolio Manager

STATEMENT OF INVESTMENTS
December 31, 2003

SHARES                                                                MARKET VALUE
----------------------------------------------------------------------------------
COMMON STOCKS (DOMESTIC)-51.9%

AEROSPACE & DEFENSE-1.0%
       5,275   General Dynamics Corporation                           $    476,804
       9,725   Lockheed Martin Corporation                                 499,865
                                                                      ------------
                                                                           976,669
                                                                      ------------
AIRLINES-1.0%
      32,075   AMR Corporation*                                            415,371
      39,300   Northwest Airlines Corporation Class A*                     495,966
                                                                      ------------
                                                                           911,337
                                                                      ------------
ALUMINUM-1.0%
      23,625   Alcoa, Inc.                                                 897,750
                                                                      ------------
APPAREL RETAIL-0.6%
      24,400   Gap, Inc.                                                   566,324
                                                                      ------------
BIOTECHNOLOGY-1.7%
      28,375   Gilead Sciences, Inc.*                                    1,649,723
                                                                      ------------
BROADCASTING & CABLE TV-1.2%
      20,450   Comcast Corporation Special Class A*                        639,676
      13,875   Cox Communications, Inc. Class A*                           477,994
                                                                      ------------
                                                                         1,117,670
                                                                      ------------
CASINOS & GAMING-0.8%
      17,175   Mandalay Resort Group                                       768,066
                                                                      ------------
COMMUNICATIONS EQUIPMENT-0.9%
      35,375   Cisco Systems, Inc.*                                        859,259
                                                                      ------------
COMPUTER & ELECTRONICS RETAIL-0.7%
      12,562   Best Buy Company, Inc.                                      656,239
                                                                      ------------
COMPUTER HARDWARE-1.6%
      16,100   International Business Machines Corporation               1,492,148
                                                                      ------------
COMPUTER STORAGE & PERIPHERALS-0.3%
      25,325   EMC Corporation*                                            327,199
                                                                      ------------

[SIDENOTE]

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

AU  Australia
AT  Austria
BD  Bermuda
BE  Belgium
BR  Brazil
CA  Canada
CI  Channel Islands
CN  China
DE  Denmark
FI  Finland
FR  France
GE  Germany
GR  Greece
HK  Hong Kong
ID  Indonesia
IE  Ireland
IN  India
IS  Israel
IT  Italy
JA  Japan
KR  South Korea
LU  Luxembourg
MA  Malaysia
NE  Netherlands
NW  Norway
PT  Portugal
PU  Puerto Rico
SA  South Africa
SG  Singapore
SP  Spain
SW  Sweden
SZ  Switzerland
TH  Thailand
TW  Taiwan
UK  United Kingdom
VI  Virgin Islands

SHARES                                                                MARKET VALUE
----------------------------------------------------------------------------------
CONSUMER FINANCE-2.0%
      75,000   MBNA Corporation                                       $  1,863,750
                                                                      ------------
DATA PROCESSING & OUTSOURCED SERVICES-1.1%
      26,450   Fiserv, Inc.*                                             1,045,040
                                                                      ------------
DEPARTMENT STORES-1.7%
      12,550   Kohl's Corporation*                                         563,997
      13,850   Nordstrom, Inc.                                             475,055
      12,325   Sears Roebuck & Company                                     560,664
                                                                      ------------
                                                                         1,599,716
                                                                      ------------
DIVERSIFIED BANKS-2.0%
      21,200   Bank One Corporation                                        966,508
      15,125   Wells Fargo & Company                                       890,711
                                                                      ------------
                                                                         1,857,219
                                                                      ------------
DRUG RETAIL-1.5%
      38,425   Walgreen Company                                          1,397,902
                                                                      ------------
GOLD-0.8%
      15,650   Newmont Mining Corporation                                  760,747
                                                                      ------------
HEALTHCARE EQUIPMENT-0.7%
      19,400   Boston Scientific Corporation*                              713,144
                                                                      ------------
HOME IMPROVEMENT RETAIL-0.6%
      15,325   Home Depot, Inc.                                            543,884
                                                                      ------------
HOTELS, RESORTS & CRUISE LINES-0.5%
      12,150   Carnival Corporation                                        482,720
                                                                      ------------
HYPERMARKETS & SUPER CENTERS-0.5%
       8,750   Wal-Mart Stores, Inc.                                       464,188
                                                                      ------------
INDUSTRIAL CONGLOMERATES-2.3%
      69,325   General Electric Company                                  2,147,689
                                                                      ------------
INDUSTRIAL GASES-1.4%
      33,700   Praxair, Inc.                                             1,287,340
                                                                      ------------
INDUSTRIAL MACHINERY-0.9%
      10,250   Illinois Tool Works, Inc.                                   860,078
                                                                      ------------
INVESTMENT BANKING & BROKERAGE-0.6%
       6,125   Goldman Sachs Group, Inc.                                   604,721
                                                                      ------------
LEISURE FACILITIES-2.3%
      61,225   Royal Caribbean Cruises Limited                           2,130,018
                                                                      ------------
MOVIES & ENTERTAINMENT-1.5%
      62,400   Walt Disney Company                                       1,455,792
                                                                      ------------
MULTI-LINE INSURANCE-1.0%
      14,375   American International Group, Inc.                          952,775
                                                                      ------------
OIL & GAS EQUIPMENT & SERVICES-0.8%
      18,325   Smith International, Inc.*                                  760,854
                                                                      ------------
OTHER DIVERSIFIED FINANCIAL SERVICES-1.1%
      21,583   Citigroup, Inc.                                           1,047,639
                                                                      ------------

* NON-INCOME PRODUCING.

  SEE NOTES TO FINANCIAL STATEMENTS.

SHARES                                                                MARKET VALUE
----------------------------------------------------------------------------------
PERSONAL PRODUCTS-1.7%
      40,200   Estee Lauder Companies, Inc. Class A                   $  1,578,252
                                                                      ------------
PHARMACEUTICALS-2.5%
       8,650   Johnson & Johnson                                           446,859
      28,137   Pfizer, Inc.                                                994,080
      22,950   Wyeth                                                       974,228
                                                                      ------------
                                                                         2,415,167
                                                                      ------------
RAILROADS-1.6%
      22,200   Union Pacific Corporation                                 1,542,456
                                                                      ------------
SEMICONDUCTOR EQUIPMENT-0.7%
      11,300   KLA-Tencor Corporation*                                     662,971
                                                                      ------------
SEMICONDUCTORS-6.6%
      55,550   Intel Corporation                                         1,788,710
      35,025   Linear Technology Corporation                             1,473,502
      38,575   Maxim Integrated Products, Inc.                           1,921,035
      28,125   Xilinx, Inc.*                                             1,089,563
                                                                      ------------
                                                                         6,272,810
                                                                      ------------
SOFT DRINKS-0.5%
       9,725   Coca-Cola Company                                           493,544
                                                                      ------------
SPECIALTY STORES-1.0%
      20,375   Tiffany & Company                                           920,950
                                                                      ------------
SYSTEMS SOFTWARE-3.2%
       8,000   Adobe Systems, Inc.                                         314,400
     130,275   Oracle Corporation*                                       1,719,630
      28,125   VERITAS Software Corporation*                             1,045,125
                                                                      ------------
                                                                         3,079,155
                                                                      ------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$40,563,804)                                                      49,162,905
                                                                      ------------
COMMON STOCKS (FOREIGN)-45.3%
AEROSPACE & DEFENSE-0.3%
       9,800   Gamesa Corporacion Tecnologica SA (SP)                      322,505
                                                                      ------------
APPLICATION SOFTWARE-2.2%
       4,520   SAP AG (GE)                                                 762,836
      30,975   SAP AG Sponsored ADR (GE)                                 1,287,321
                                                                      ------------
                                                                         2,050,157
                                                                      ------------
AUTO PARTS & EQUIPMENT-0.5%
       8,400   Canadian Tire Corporation Limited Class A (CA)              256,427
       7,000   NOK Corporation (JA)                                        254,735
                                                                      ------------
                                                                           511,162
                                                                      ------------
AUTOMOBILE MANUFACTURERS-1.3%
      32,400   Nissan Motor Company Limited (JA)                           370,044
       4,900   Renault SA (FR)                                             338,080
      15,100   Toyota Motor Corporation (JA)                               510,049
                                                                      ------------
                                                                         1,218,173
                                                                      ------------

SHARES                                                                MARKET VALUE
----------------------------------------------------------------------------------
BIOTECHNOLOGY-0.6%
       2,900   Actelion Limited (SZ)*                                 $    313,026
      11,800   QLT, Inc. (CA)*                                             223,710
                                                                      ------------
                                                                           536,736
                                                                      ------------
BREWERS-0.7%
      21,000   Asahi Breweries Limited (JA)                                191,444
      27,000   Fraser & Neave Limited (SG)                                 200,318
      11,400   Orkla ASA (NW)                                              255,321
                                                                      ------------
                                                                           647,083
                                                                      ------------
BROADCASTING & CABLE TV-0.5%
      18,800   Mediaset SPA (IT)                                           223,380
      57,500   Seven Network Limited (AU)                                  265,578
                                                                      ------------
                                                                           488,958
                                                                      ------------
COMMUNICATIONS EQUIPMENT-1.2%
      16,300   Nokia Oyj (FI)                                              281,878
      28,300   Nokia Oyj Sponsored ADR (FI)                                481,100
       3,616   Sagem SA (FR)                                               387,461
                                                                      ------------
                                                                         1,150,439
                                                                      ------------
COMPUTER STORAGE & PERIPHERALS-1.0%
      23,100   ATI Technologies, Inc. (CA)*                                348,386
       5,300   Logitech International SA (SZ)*                             229,261
       8,500   Seiko Epson Corporation (JA)                                396,566
                                                                      ------------
                                                                           974,213
                                                                      ------------
CONSTRUCTION & ENGINEERING-0.1%
       2,600   ACS, Actividades de Construccion y Servicios SA (SP)        126,917
                                                                      ------------
CONSTRUCTION MATERIALS-0.2%
      50,500   Boral Limited (AU)                                          193,294
                                                                      ------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS-0.3%
      10,200   Volvo AB Class B (SW)                                       311,870
                                                                      ------------
CONSUMER ELECTRONICS-1.2%
      25,000   Casio Computer Company Limited (JA)                         264,533
      10,300   Koninklijke (Royal) Philips Electronics NV (NE)             300,763
      36,000   Sharp Corporation (JA)                                      568,032
                                                                      ------------
                                                                         1,133,328
                                                                      ------------
DIVERSIFIED BANKS-7.3%
      10,700   ABN AMRO Holding NV (NE)                                    250,359
      38,000   Alpha Bank AE (GR)                                        1,149,395
      42,400   Anglo Irish Bank Corporation PLC (IE)                       669,051
      90,302   Banca Intesa SPA (IT)                                       353,098
     116,271   Barclays PLC (UK)                                         1,037,093
      10,589   BNP Paribas SA (FR)                                         666,754
      45,100   HBOS PLC (UK)                                               584,136
       7,600   Jyske Bank SA (DE)*                                         401,680
          69   Mitsubishi Tokyo Financial Group, Inc. (JA)                 538,248
      25,088   Royal Bank of Scotland Group PLC (UK)                       739,256

* NON-INCOME PRODUCING.

  ADR - AMERICAN DEPOSITARY RECEIPT

  SEE NOTES TO FINANCIAL STATEMENTS.

SHARES                                                                MARKET VALUE
----------------------------------------------------------------------------------
DIVERSIFIED BANKS (CONTINUED)
      17,400   Skandinaviska Enskilda Banken (SW)                     $    256,334
       2,800   Societe Generale (FR)                                       247,225
                                                                      ------------
                                                                         6,892,629
                                                                      ------------
DIVERSIFIED CAPITAL MARKETS-0.8%
      13,900   Credit Suisse Group (SZ)                                    508,550
       3,744   UBS AG (SZ)                                                 256,401
                                                                      ------------
                                                                           764,951
                                                                      ------------
DIVERSIFIED METALS & MINING-0.3%
      28,000   BHP Billiton PLC (UK)                                       244,612
                                                                      ------------
ELECTRIC UTILITIES-1.0%
       6,900   E.ON AG (GE)                                                451,964
      13,073   Endesa SA (SP)                                              251,467
      24,300   Fortum Oyj (FI)                                             250,724
                                                                      ------------
                                                                           954,155
                                                                      ------------
ELECTRICAL COMPONENTS & EQUIPMENT-0.3%
      29,000   Sumitomo Electric Industries Limited (JA)                   259,233
                                                                      ------------
ELECTRONIC EQUIPMENT MANUFACTURERS-1.0%
       1,700   Keyence Corporation (JA)                                    358,337
       8,300   TDK Corporation (JA)                                        597,891
                                                                      ------------
                                                                           956,228
                                                                      ------------
FOOD RETAIL-1.0%
       8,400   Delhaize Group (BE)                                         432,079
      16,100   Metro, Inc. Class A (CA)                                    272,839
      57,900   Tesco PLC (UK)                                              267,163
                                                                      ------------
                                                                           972,081
                                                                      ------------
HEALTHCARE DISTRIBUTORS-0.3%
       8,100   Suzuken Company Limited (JA)                                263,021
                                                                      ------------
HEALTHCARE EQUIPMENT-0.3%
      32,800   Getinge AB Class B (SW)                                     314,539
                                                                      ------------
HOME FURNISHINGS-0.3%
       6,300   Hunter Douglas NV (NE)                                      294,895
                                                                      ------------
HOMEBUILDING-0.3%
      26,600   Barratt Developments PLC (UK)                               258,571
                                                                      ------------
HOUSEHOLD PRODUCTS-0.2%
       9,550   Reckitt Benckiser PLC (UK)                                  216,097
                                                                      ------------
HOUSEWARES & SPECIALTIES-0.7%
       7,600   Citizen Electronics Company Limited (JA)                    691,425
                                                                      ------------
HYPERMARKETS & SUPER CENTERS-0.5%
      11,700   Metro AG (GE)                                               516,524
                                                                      ------------
INDUSTRIAL CONGLOMERATES-0.3%
      71,700   Keppel Corporation Limited (SG)                             257,534
                                                                      ------------
INDUSTRIAL MACHINERY-0.4%
       7,400   Saurer AG (SZ)*                                             328,477
                                                                      ------------

SHARES                                                                MARKET VALUE
----------------------------------------------------------------------------------
INTEGRATED OIL & GAS-2.2%
      75,642   BP PLC (UK)                                            $    613,423
       1,300   OMV AG (AT)                                                 193,623
       9,200   Repsol YPF SA (SP)                                          179,405
      62,100   Shell Transport & Trading Company PLC (UK)                  461,915
       3,500   Total SA (FR)                                               650,732
                                                                      ------------
                                                                         2,099,098
                                                                      ------------
INTEGRATED TELECOMMUNICATION SERVICES-2.5%
      72,300   BT Group PLC (UK)                                           243,653
      20,100   Deutsche Telekom AG (GE)*                                   368,635
      29,300   Koninklijke NV (NE)*                                        226,181
      11,000   TDC AS Class B (DE)                                         396,903
      25,600   Telefonica SA (SP)                                          375,863
      78,400   Telenor ASA (NW)                                            512,626
      49,300   TeliaSonera AB (SW)                                         257,624
                                                                      ------------
                                                                         2,381,485
                                                                      ------------
INVESTMENT BANKING & BROKERAGE-0.5%
      28,000   Nomura Holdings, Inc. (JA)                                  476,813
                                                                      ------------
IT CONSULTING & OTHER SERVICES-0.2%
      48,100   LogicaCMG PLC (UK)                                          220,652
                                                                      ------------
OIL & GAS EXPLORATION & PRODUCTION-1.8%
      75,900   Cairn Energy PLC (UK)*                                      544,860
       5,200   Canadian National Resources Limited (CA)                    263,038
      12,700   Eni SPA (IT)                                                239,647
       3,900   Norsk Hydro ASA (NW)                                        240,643
      10,300   Penn West Petroleum Limited (CA)                            383,929
                                                                      ------------
                                                                         1,672,117
                                                                      ------------
OTHER DIVERSIFIED FINANCIAL SERVICES-0.5%
      11,000   ING Groep NV (NE)                                           256,546
       9,200   Sun Life Financial, Inc. (CA)                               229,947
                                                                      ------------
                                                                           486,493
                                                                      ------------
PACKAGED FOODS & MEATS-0.7%
       1,500   Groupe Danone (FR)                                          244,828
      20,000   Nisshin Seifun Group, Inc. (JA)                             178,035
     243,000   Want Want Holdings Limited (SG)                             230,850
                                                                      ------------
                                                                           653,713
                                                                      ------------
PHARMACEUTICALS-4.3%
       7,100   AstraZeneca Group PLC (UK)                                  340,637
       6,000   Aventis SA (FR)                                             396,569
      18,200   Axcan Pharma, Inc. (CA)*                                    285,189
      17,800   Eisai Company Limited (JA)                                  480,004
      47,900   Galen Holdings PLC (UK)                                     613,113
      19,152   GlaxoSmithKline PLC (UK)                                    438,857
      11,088   Novartis AG (SZ)                                            503,389
      13,000   Ono Pharmaceuticals Company Limited (JA)                    488,849
      27,000   Shire Pharmaceuticals Group PLC (UK)*                       262,218
       5,900   Takeda Chemical Industries Limited (JA)                     233,974
                                                                      ------------
                                                                         4,042,799
                                                                      ------------

* NON-INCOME PRODUCING.

  SEE NOTES TO FINANCIAL STATEMENTS.

SHARES                                                                MARKET VALUE
----------------------------------------------------------------------------------
PRECIOUS METALS & MINERALS-0.4%
      17,300   ThyssenKrupp AG (GE)                                   $    342,596
                                                                      ------------
PROPERTY & CASUALTY INSURANCE-0.9%
     101,600   QBE Insurance Group Limited (AU)                            811,453
                                                                      ------------
PUBLISHING-0.2%
      27,700   Johnston Press PLC (UK)                                     230,957
                                                                      ------------
RAILROADS-0.5%
       7,700   Canadian National Railway Company (CA)                      487,256
                                                                      ------------
REAL ESTATE INVESTMENT TRUSTS-0.6%
         110   Sumitomo Mitsui Financial Group, Inc. (JA)                  586,078
                                                                      ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT-0.2%
       2,900   Wereldhave NV (NE)                                          217,098
                                                                      ------------
SEMICONDUCTOR EQUIPMENT-0.6%
      29,075   ASM Lithography Holding NV NY Shares (NE)*                  582,954
                                                                      ------------
THRIFTS & MORTGAGE FINANCE-0.3%
      23,000   Northern Rock PLC (UK)                                      293,779
                                                                      ------------
TIRES & RUBBER-0.4%
       9,900   Continental AG (GE)                                         376,869
                                                                      ------------
TRADING COMPANIES & DISTRIBUTORS-0.3%
      23,000   Mitsubishi Corporation (JA)                                 243,800
                                                                      ------------
TRUCKING-0.3%
      37,000   Seino Transportation Company Limited (JA)                   305,888
                                                                      ------------
WIRELESS TELECOMMUNICATION SERVICES-2.8%
          79   KDDI Corporation (JA)                                       452,608
         121   NTT DoCoMo, Inc. (JA)                                       274,358
      71,200   Telecom Italia Mobile SPA (IT)                              387,074
      25,100   Telefonica Moviles SA (SP)*                                 262,144
     491,975   Vodafone Group PLC (UK)                                   1,219,809
                                                                      ------------
                                                                         2,595,993
                                                                      ------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$31,000,664)                                                      42,957,698
                                                                      ------------

PRINCIPAL AMOUNT                                                    AMORTIZED COST
----------------------------------------------------------------------------------
U.S. AGENCY DISCOUNT NOTES-3.1%
$  2,900,000   Federal National Mortgage Association
               0.75% 1/2/04                                           $  2,899,940
                                                                      ------------
TOTAL U.S. AGENCY DISCOUNT NOTES
(AMORTIZED COST-$2,899,940)                                              2,899,940
                                                                      ------------
TOTAL INVESTMENTS-100.3%
(TOTAL COST-$74,464,408)                                                95,020,543
OTHER ASSETS AND LIABILITIES-(0.3%)                                       (241,807)
                                                                      ------------
NET ASSETS-100.0%                                                     $ 94,778,736
                                                                      ============

* NON-INCOME PRODUCING.

  SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003

ASSETS
Investment securities, at cost                                                     $   74,464,408
                                                                                   --------------
Investment securities, at market                                                       95,020,543
Cash                                                                                      289,685
Foreign currency (cost $1,021)                                                              1,029
Receivables:
  Capital shares sold                                                                     141,932
  Dividends                                                                               101,875
Other assets                                                                               74,529
                                                                                   --------------
    Total Assets                                                                       95,629,593
                                                                                   --------------
LIABILITIES
Payables and other liabilities:
  Investment securities purchased                                                         401,335
  Capital shares redeemed                                                                 185,355
  Advisory fees                                                                            78,846
  Shareholder servicing fees                                                                9,392
  Accounting fees                                                                           6,151
  Distribution fees                                                                        18,971
  Transfer agency fees                                                                     15,352
  Custodian fees                                                                            4,455
  Other                                                                                   131,000
                                                                                   --------------
    Total Liabilities                                                                     850,857
                                                                                   --------------
Net Assets                                                                         $   94,778,736
                                                                                   ==============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus)                                            $  158,449,758
Accumulated net investment loss                                                           (14,782)
Accumulated net realized loss from security transactions                              (84,219,091)
Net unrealized appreciation on investments and
  foreign currency translation                                                         20,562,851
                                                                                   --------------
    Total                                                                          $   94,778,736
                                                                                   ==============

SEE NOTES TO FINANCIAL STATEMENTS.

Net Assets--Class A                                                                $      656,014
Shares Outstanding--Class A                                                                57,666
Net Asset Value, Redemption Price Per Share                                        $        11.38
Maximum offering price per share (net asset value plus sales charge of
  5.75% of offering price)                                                         $        12.07

Net Assets--Class B                                                                $    1,821,058
Shares Outstanding--Class B                                                               165,181
Net Asset Value, Offering and Redemption Price (excluding applicable
  contingent deferred sales charge) Per Share                                      $        11.02

Net Assets--Class C                                                                $      270,969
Shares Outstanding--Class C                                                                25,066
Net Asset Value, Offering and Redemption Price (excluding applicable
  contingent deferred sales charge) Per Share                                      $        10.81

Net Assets--Class F                                                                $   70,565,735
Shares Outstanding--Class F                                                             6,184,127
Net Asset Value, Offering and Redemption Price Per Share                           $        11.41

Net Assets--Class R                                                                $   21,403,811
Shares Outstanding--Class R                                                             1,844,663
Net Asset Value, Offering and Redemption Price Per Share                           $        11.60

Net Assets--Class T                                                                $       61,149
Shares Outstanding--Class T                                                                 5,699
Net Asset Value, Redemption Price Per Share                                        $        10.73
Maximum offering price per share (net asset value plus sales charge of
  4.50% of offering price)                                                         $        11.24

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended December 31, 2003

INVESTMENT INCOME:
  Dividends                                                                        $    1,280,071
  Interest                                                                                 29,612
  Foreign taxes withheld                                                                  (92,028)
                                                                                   --------------
    Total Investment Income                                                             1,217,655
                                                                                   --------------
EXPENSES:
  Advisory fees--Note 2                                                                   814,540
  Shareholder servicing fees--Note 2                                                      118,185
  Accounting fees--Note 2                                                                  62,611
  Distribution fees--Note 2                                                               169,431
  Transfer agency fees--Note 2                                                            113,426
  Registration fees                                                                        66,862
  Postage and mailing expenses                                                             22,329
  Custodian fees and expenses--Note 2                                                      66,896
  Printing expenses                                                                        54,962
  Legal and audit fees                                                                     17,658
  Directors' fees and expenses--Note 2                                                     18,522
  Other expenses                                                                           34,367
                                                                                   --------------
    Total Expenses                                                                      1,559,789
    Earnings Credits                                                                       (1,074)
    Waived Expenses                                                                       (12,364)
    Expense Offset to Broker Commissions                                                   (4,253)
                                                                                   --------------
    Net Expenses                                                                        1,542,098
                                                                                   --------------
  Net Investment Loss                                                                    (324,443)
                                                                                   --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITY
TRANSACTIONS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) on :
Security transactions                                                                     (67,528)
Foreign currency transactions                                                               6,544
                                                                                   --------------
Net Realized Loss                                                                         (60,984)
Net Change in Unrealized Appreciation/Depreciation of Investments
and Foreign Currency Translation                                                       26,608,251
                                                                                   --------------
  Net Realized and Unrealized Gain                                                     26,547,267
                                                                                   --------------
Net Increase in Net Assets Resulting from Operations                               $   26,222,824
                                                                                   ==============

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                           YEAR ENDED        YEAR ENDED
                                                            12/31/03          12/31/02
                                                         --------------    --------------
OPERATIONS
Net Investment Loss                                      $     (324,443)   $     (493,713)
Net Realized Loss                                               (60,984)      (21,248,091)
Net Change in Unrealized Appreciation/Depreciation of
Investments and Foreign Currency Translation                 26,608,251       (11,501,638)
                                                         --------------    --------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations                                               26,222,824       (33,243,442)
                                                         --------------    --------------

CAPITAL SHARE TRANSACTIONS
Net Increase (Decrease)--Note 4
  Class A                                                       (95,963)         (185,979)
  Class B                                                      (128,745)           (3,433)
  Class C                                                       (25,117)          (61,045)
  Class F                                                    (9,169,160)      (14,839,943)
  Class R                                                     1,759,076           225,695
  Class T                                                        (2,291)          (19,951)
                                                         --------------    --------------
Net Decrease from Capital Share Transactions                 (7,662,200)      (14,884,656)
                                                         --------------    --------------
Net Increase (Decrease) in Net Assets                        18,560,624       (48,128,098)

NET ASSETS
  Beginning of year                                      $   76,218,112    $  124,346,210
                                                         --------------    --------------
  End of year (including accumulated net investment
  loss of $14,782 and $0, respectively)                  $   94,778,736    $   76,218,112
                                                         ==============    ==============

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                     YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------
                                                        2003           2002           2001           2000
                                                     ----------     ----------     ----------     ----------
CLASS A SHARES
Net Asset Value, beginning of year                   $     8.32     $    11.71     $    15.78     $    25.18
Income from investment operations:
    Net investment loss                                   (0.10)         (0.15)         (0.09)         (0.09)
    Net realized and unrealized gains
      (losses) on securities                               3.16          (3.24)         (3.98)         (5.44)
                                                     ----------     ----------     ----------     ----------
        Total from investment
          operations                                       3.06          (3.39)         (4.07)         (5.53)
Less dividends and distributions:
    From net investment income                             0.00           0.00           0.00           0.00
    From net realized gains                                0.00           0.00           0.00          (3.87)
                                                     ----------     ----------     ----------     ----------
        Total distributions                                0.00           0.00           0.00          (3.87)

Net Asset Value, end of year                         $    11.38     $     8.32     $    11.71     $    15.78
                                                     ==========     ==========     ==========     ==========

Total return*                                             36.78%        (28.95%)       (25.79%)       (21.82%)

Ratios/Supplemental Data
    Net assets, end of year (000s)                   $      656     $      543     $    1,003     $      800
    Net expenses to average net assets#,+                  2.03%          2.06%          2.09%          1.41%
    Gross expenses to average net assets#,+                2.03%          2.06%          2.10%          1.43%
    Net investment loss to average
      net assets+                                         (0.55%)        (0.77%)        (0.96%)        (0.35%)
    Portfolio turnover rate@                                138%           211%           145%           210%

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

+ Certain fees were waived by the custodian for the year ended December 31, 2003. Had these fees not been waived, the net expense ratio would have been 2.04%. The gross expense ratio would have been 2.04%. The net investment loss ratio would have been (0.56%).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                     YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------
                                                        2003           2002           2001           2000
                                                     ----------     ----------     ----------     ----------
CLASS B SHARES
Net Asset Value, beginning of year                   $     8.12     $    11.52     $    15.57     $    25.18
Income from investment operations:
    Net investment loss                                   (0.16)         (0.14)         (0.15)         (0.11)
    Net realized and unrealized gains
      (losses) on securities                               3.06          (3.26)         (3.90)         (5.63)
                                                     ----------     ----------     ----------     ----------
        Total from investment
          operations                                       2.90          (3.40)         (4.05)         (5.74)
Less dividends and distributions:
    From net investment income                             0.00           0.00           0.00           0.00
    From net realized gains                                0.00           0.00           0.00          (3.87)
                                                     ----------     ----------     ----------     ----------
        Total distributions                                0.00           0.00           0.00          (3.87)

Net Asset Value, end of year                         $    11.02     $     8.12     $    11.52     $    15.57
                                                     ==========     ==========     ==========     ==========
Total return*                                             35.71%        (29.51%)       (26.01%)       (22.67%)
Ratios/Supplemental Data
    Net assets, end of year (000s)                   $    1,821     $    1,459     $    2,089     $    2,329
    Net expenses to average net assets#,+                  2.80%          2.70%          2.53%          2.21%
    Gross expenses to average net assets#,+                2.80%          2.71%          2.54%          2.25%
    Net investment loss to average
      net assets+                                         (1.30%)        (1.41%)        (1.43%)        (1.40%)
    Portfolio turnover rate@                                138%           211%           145%           210%

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

+ Certain fees were waived by the custodian for the year ended December 31, 2003. Had these fees not been waived, the net expense ratio would have been 2.82%. The gross expense ratio would have been 2.82%. The net investment loss ratio would have been (1.32%).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                     YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------
                                                        2003           2002           2001           2000
                                                     ----------     ----------     ----------     ----------
CLASS C SHARES
Net Asset Value, beginning of year                   $     7.96     $    11.34     $    15.56     $    25.18
Income from investment operations:
    Net investment loss                                   (0.20)         (0.30)         (0.30)         (0.11)
    Net realized and unrealized gains
      (losses) on securities                               3.05          (3.08)         (3.92)         (5.64)
                                                     ----------     ----------     ----------     ----------
        Total from investment
          operations                                       2.85          (3.38)         (4.22)         (5.75)
Less dividends and distributions:
    From net investment income                             0.00           0.00           0.00           0.00
    From net realized gains                                0.00           0.00           0.00          (3.87)
                                                     ----------     ----------     ----------     ----------
        Total distributions                                0.00           0.00           0.00          (3.87)

Net Asset Value, end of year                         $    10.81     $     7.96     $    11.34     $    15.56
                                                     ==========     ==========     ==========     ==========

Total return*                                             35.80%        (29.81%)       (27.12%)       (22.70%)

Ratios/Supplemental Data
    Net assets, end of year (000s)                   $      271     $      218     $      380     $      375
    Net expenses to average net assets#,+                  2.82%          3.33%          4.17%          2.21%
    Gross expenses to average net assets#,+                2.82%          3.33%          4.18%          2.25%
    Net investment loss to average
      net assets,+                                        (1.34%)        (2.05%)        (3.07%)        (1.31%)
    Portfolio turnover rate@                                138%           211%           145%           210%

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

+ Certain fees were waived by the custodian or reimbursed by the management company for the years ended December 31, 2003 and 2002. Had these fees not been waived or reimbursed, the net expense ratios would have been 2.84%
   (2003) and 3.40% (2002). The gross expense ratios would have been 2.84%
   (2003) and 3.40 (2002)%. The net investment loss ratios would have been (1.36%) (2003) and (2.12%) (2002).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                            YEAR ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------
                                                        2003           2002           2001           2000         1999
                                                     ----------     ----------     ----------     ----------   ----------
CLASS F SHARES
Net Asset Value, beginning of year                   $     8.33     $    11.72     $    15.69     $    25.17   $    22.06
Income from investment operations:
    Net investment loss                                   (0.13)         (0.13)         (0.14)         (0.16)       (0.06)
    Net realized and unrealized
      gains (losses) on securities                         3.21          (3.26)         (3.83)         (5.45)       10.11
                                                     ----------     ----------     ----------     ----------   ----------
         Total from investment
           operations                                      3.08          (3.39)         (3.97)         (5.61)       10.05
Less dividends and distributions:
    From net investment income                             0.00           0.00           0.00           0.00         0.00
    From net realized gains                                0.00           0.00           0.00          (3.87)       (6.94)
                                                     ----------     ----------     ----------     ----------   ----------
         Total distributions                               0.00           0.00           0.00          (3.87)       (6.94)

Net Asset Value, end of year                         $    11.41     $     8.33     $    11.72     $    15.69   $    25.17
                                                     ==========     ==========     ==========     ==========   ==========

Total return                                              36.97%        (28.92%)       (25.30%)       (22.14%)      48.78%

Ratios/Supplemental Data
    Net assets, end of year (000s)                   $   70,566     $   59,890     $  101,592     $  176,405   $  284,839
    Net expenses to average
      net assets#,+                                        1.97%          1.84%          1.60%          1.52%        1.53%
    Gross expenses to average
      net assets#,+                                        1.97%          1.84%          1.61%          1.54%        1.55%
    Net investment loss to average
      net assets+                                         (0.47%)        (0.55%)        (0.50%)        (0.67%)      (0.27%)
    Portfolio turnover rate@                                138%           211%           145%           210%         157%

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

+ Certain fees were waived by the custodian for the year ended December 31, 2003. Had these fees not been waived, the net expense ratio would have been 1.98%. The gross expense ratio would have been 1.98%. The net investment loss ratio would have been (0.48%).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                     YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------
                                                        2003           2002           2001           2000
                                                     ----------     ----------     ----------     ----------
CLASS R SHARES
Net Asset Value, beginning of year                   $     8.44     $    11.81     $    15.75     $    25.18
Income from investment operations:
    Net investment loss                                   (0.00)+        (0.01)         (0.02)         (0.00)+
    Net realized and unrealized gains
      (losses) on securities                               3.16          (3.36)         (3.92)         (5.56)
                                                     ----------     ----------     ----------     ----------
        Total from investment
          operations                                       3.16          (3.37)         (3.94)         (5.56)
Less dividends and distributions:
    From net investment income                             0.00           0.00           0.00           0.00
    From net realized gains                                0.00           0.00           0.00          (3.87)
                                                     ----------     ----------     ----------     ----------
        Total distributions                                0.00           0.00           0.00          (3.87)

Net Asset Value, end of year                         $    11.60     $     8.44     $    11.81     $    15.75
                                                     ==========     ==========     ==========     ==========

Total return                                              37.44%        (28.54%)       (25.02%)       (21.94%)
Ratios/Supplemental Data
    Net assets, end of year (000s)                   $   21,404     $   14,060     $   19,193     $   27,611
    Net expenses to average net assets#,+                  1.51%          1.41%          1.24%          1.22%
    Gross expenses to average net assets#,+                1.51%          1.41%          1.25%          1.26%
    Net investment loss to average
      net assets+                                         (0.03%)        (0.13%)        (0.14%)        (0.49%)
    Portfolio turnover rate@                                138%           211%           145%           210%

+ Net investment loss for the years ended December 31, 2003 and 2000 aggregated less than $0.01 on a per share basis.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

+ Certain fees were waived by the custodian for the year ended December 31, 2003. Had these fees not been waived, the net expense ratio would have been 1.53%. The gross expense ratio would have been 1.53%. The net investment loss ratio would have been (0.05%).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                     YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------
                                                        2003           2002           2001           2000
                                                     ----------     ----------     ----------     ----------
CLASS T SHARES
Net Asset Value, beginning of year                   $     7.89     $    11.46     $    15.65     $    25.18
Income from investment operations:
    Net investment loss                                   (0.14)         (0.59)         (0.26)         (0.06)
    Net realized and unrealized gains
      (losses) on securities                               2.98          (2.98)         (3.93)         (5.60)
                                                     ----------     ----------     ----------     ----------
        Total from investment
          operations                                       2.84          (3.57)         (4.19)         (5.66)
Less dividends and distributions:
    From net investment income                             0.00           0.00           0.00           0.00
    From net realized gains                                0.00           0.00           0.00          (3.87)
                                                     ----------     ----------     ----------     ----------
        Total distributions                                0.00           0.00           0.00          (3.87)

Net Asset Value, end of year                         $    10.73     $     7.89     $    11.46     $    15.65
                                                     ==========     ==========     ==========     ==========

Total return*                                             35.99%        (31.15%)       (26.77%)       (22.34%)
Ratios/Supplemental Data
    Net assets, end of year (000s)                   $       61     $       47     $       90     $       48
    Net expenses to average net assets#,+                  2.54%          4.60%          3.74%          1.72%
    Gross expenses to average net assets#,+                2.54%          4.60%          3.75%          1.76%
    Net investment loss to average
      net assets+                                         (1.05%)        (2.88%)        (2.72%)        (0.76%)
    Portfolio turnover rate@                                138%           211%           145%           210%

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

+ Certain fees were waived by the custodian or reimbursed by the management company for the years ended December 31, 2003, 2002 and 2001. Had these fees not been waived or reimbursed, the net expense ratios would have been 2.56%
   (2003), 5.48% (2002), and 10.01% (2001). The gross expense ratios would have been 2.56% (2003), 5.48% (2002), and 10.02% (2001). The net investment loss ratios would have been (1.07%) (2003), (3.76%) (2002), and (8.99%) (2001).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2003

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Ten series of shares are currently issued: Balanced, Discovery, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Worldwide Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATIONS--An equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of Nasdaq and foreign securities for which an official closing price is provided, at the official closing price. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars.

   Debt securities are valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company's board of directors or, if such prices are not available, at the mean of the bid and asked quotations obtained from securities dealers. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region. The Fund amortizes premiums and discounts on all fixed-income securities.

   If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded, and it is determined that the event has materially affected the value of the security.

   SECURITY TRANSACTIONS--Security transactions are accounted for as of the date the securities are purchased or sold (trade date). Net realized gains and losses are determined on the basis of identified cost, which is also used for federal income tax purposes.

   FOREIGN SECURITIES AND CURRENCY TRANSACTIONS--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund normally will invest a large portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations. Foreign currency held at December 31, 2003 for settling foreign trades is listed on the Statement of Assets and Liabilities.

   Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

   FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

   INVESTMENT INCOME--Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends (if any) and capital gains (if any) annually. Dividends and distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

   EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.

   The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. FEES AND TRANSACTIONS WITH AFFILIATES

ADVISORY FEES--Founders Asset Management LLC ("Founders") serves as investment adviser to the Fund. Founders is an indirect wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.

   In accordance with an investment advisory agreement between the Company and Founders, the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1.00% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.

   SHAREHOLDER SERVICING AND TRANSFER AGENCY FEES FOR CLASS F SHARES--The Company has a shareholder services agreement with Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus", an affiliate of Founders), whereby the Funds have agreed to compensate DSC for providing certain shareholder servicing functions to holders of Class F shares. During the period from May 1, 2003 through December 31, 2003, the Fund paid DSC a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account considered to be an open account at any time during a given month. Prior to May 1, 2003, the Company had a shareholder services agreement with Founders whereby the Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account considered to be an open account at any time during a given month. During the year ended December 31, 2003, Class F shares were charged $71,824 and $40,250, respectively, pursuant to these shareholder services agreements.

   Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for all of the Fund's share classes. With the exception of out-of-pocket charges, the fees charged by DTI with respect to the Fund's Class F shares are paid by DSC. The out-of-pocket charges from DTI are paid by the Fund. Prior to May 1, 2003, Investors Trust Company ("ITC") was the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC were paid by Founders. The out-of-pocket charges from ITC were paid by the Fund. During the year ended December 31, 2003, Class F shares paid DTI and ITC $28,643 and $12,628, respectively, for out-of-pocket transfer agent charges.

   TRANSFER AGENCY FEES FOR CLASS A, CLASS B, CLASS C, CLASS R, AND CLASS T SHARES--The fees charged by DTI with respect to the Fund's Class A, B, C, R, and T shares are paid by the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $12.23 to $12.84, per shareholder account considered to be an open account at any time during a given month plus out-of-pocket charges. Class-specific transfer agency fees paid to DTI during the year ended December 31, 2003 were as follows:

                                                                     TRANSFER
                                                                    AGENCY FEES
                                                                  ---------------
Class A                                                              $   1,888
Class B                                                              $   5,202
Class C                                                              $     806
Class R                                                              $   6,868
Class T                                                              $     293

   DISTRIBUTION AND SHAREHOLDER SERVICES PLANS--DSC also is the distributor of the Fund's shares. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing or servicing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year ended December 31, 2003, Class F shares were charged $155,738 pursuant to this Distribution Plan.

   The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under this plan, the Fund pays DSC a fee for distributing its Class B and C shares at the annual rate of 0.75% of the value of the average daily net assets of its Class B and C shares, respectively, and pays DSC a fee for distributing its Class T shares at the annual rate of 0.25% of the average daily net assets of its Class T shares.

   In addition, the Fund has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay DSC an annual fee of 0.25% of the value of their average daily net assets for the provision of certain services.

   Distribution and shareholder servicing fees paid to DSC by the Fund's Class A, B, C, and T shares for the year ended December 31, 2003, were as follows:

                                             DISTRIBUTION    SHAREHOLDER
                                                 FEES       SERVICING FEES
                                             ------------   --------------
Class A                                           N/A         $    1,461
Class B                                       $   11,711      $    3,904
Class C                                       $    1,854      $      618
Class T                                       $      128      $      128

   During the year ended December 31, 2003, DSC retained $1,546 in sales commissions from the sales of Class A shares. DSC also retained $5,371 and $19 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively.

   FUND ACCOUNTING AND ADMINISTRATIVE FEES--The Funds have agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is computed by applying the following rates, as applicable, to the domestic assets and foreign assets, with the proportions of domestic and foreign assets recalculated monthly, plus reasonable out-of-pocket expenses.

ON ASSETS IN EXCESS OF   BUT NOT EXCEEDING   DOMESTIC FEE   FOREIGN FEE
----------------------   -----------------   ------------   -----------
$0                       $500 million        0.06%          0.10%
$500 million             $1 billion          0.04%          0.065%
$1 billion                                   0.02%          0.02%

   Founders has agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services.

   CUSTODIAN FEES--Mellon Bank N.A., a wholly-owned subsidiary of Mellon Financial Corporation, serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian. The custodian has also agreed to a fee waiver for the Funds during the time periods and in the amounts set forth below:

                       TIME PERIOD         AMOUNT OF WAIVER
                       -----------         ----------------
                    9/1/02 to 8/31/03         $  100,000
                    9/1/03 to 8/31/04         $  150,000
                    9/1/04 to 8/31/05         $  200,000
                    9/1/05 to 8/31/06         $  200,000

   The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2003, the Fund's portion of the fee waiver was $12,364. The amount paid to Mellon was reduced by this fee waiver amount.

   DIRECTORS COMPENSATION--The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Other Liabilities on the Statement of Assets and Liabilities. Deferral of directors' fees under the plan does not affect the net assets of the Fund.

   Certain officers of the Company are also officers and/or directors of Founders. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

   OTHER--During the year ended December 31, 2003, Founders reimbursed the Fund for a trading error, the amount of which was not material to the Fund.

3. FEDERAL TAX INFORMATION

Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sale losses, foreign currency transactions, net operating losses, and capital loss carryovers. Permanent differences identified during the year ended December 31, 2003 have been reclassified among the components of net assets as follows:

         UNDISTRIBUTED NET    UNDISTRIBUTED NET REALIZED
         INVESTMENT INCOME         GAINS AND LOSSES        PAID-IN CAPITAL
         -----------------    --------------------------   ---------------
            $  309,661                $  54,521              $ (364,182)

   The tax components of capital represent distribution requirements the Fund must satisfy under the income tax regulations and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below as of December 31, 2003, represent capital loss carryovers that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, may be used to offset future net investment income and thereby reduce future ordinary income distributions. These carryovers expire between December 31, 2009 and December 31, 2011.

   The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2003 are noted below. The primary difference between book and tax appreciation or depreciation is wash sale loss deferrals.

Accumulated Capital Losses                                     $   83,274,416
Post-October Capital Loss Deferral                             $      253,252
Post-October Currency Loss Deferral                            $          628
Federal Tax Cost                                               $   75,155,831
Gross Tax Appreciation of Investments                          $   20,451,558
Gross Tax Depreciation of Investments                          $     (586,846)
Net Tax Appreciation                                           $   19,864,712

4. CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                     YEAR                            YEAR
                                                    ENDED                           ENDED
                                                   12/31/03                        12/31/02
                                         ----------------------------    ----------------------------
                                            SHARES          AMOUNT          SHARES          AMOUNT
                                         ------------    ------------    ------------    ------------
CLASS A
      Sold                                    197,675    $   1,902,667        431,081    $   4,390,277
      Redeemed                               (205,316)   $  (1,998,630)      (451,369)   $  (4,576,256)
      NET DECREASE                             (7,641)   $     (95,963)       (20,288)   $    (185,979)
CLASS B
      Sold                                     13,807    $     133,035         40,977    $     409,634
      Redeemed                                (28,252)   $    (261,780)       (42,643)   $    (413,067)
      NET DECREASE                            (14,445)   $    (128,745)        (1,666)   $      (3,433)
CLASS C
      Sold                                     50,623    $     402,228         12,934    $     110,508
      Redeemed                                (52,994)   $    (427,345)       (19,036)   $    (171,553)
      NET DECREASE                             (2,371)   $     (25,117)        (6,102)   $     (61,045)
CLASS F
      Sold                                  2,467,985    $  22,841,668      4,440,187    $  42,616,720
      Redeemed                             (3,470,420)   $ (32,010,828)    (5,924,226)   $ (57,456,663)
      NET DECREASE                         (1,002,435)   $  (9,169,160)    (1,484,039)   $ (14,839,943)
CLASS R
      Sold                                    286,586    $   2,765,461        427,695    $   4,393,330
      Redeemed                               (108,124)   $  (1,006,385)      (386,843)   $  (4,167,635)
      NET INCREASE                            178,462    $   1,759,076         40,852    $     225,695
CLASS T
      Sold                                          0    $           0        142,397    $   1,559,000
      Redeemed                                   (282)   $      (2,291)      (144,278)   $  (1,578,951)
      NET DECREASE                               (282)   $      (2,291)        (1,881)   $     (19,951)

5. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the year ended December 31, 2003 were $108,289,425 and $115,097,788, respectively.

6. LINE OF CREDIT

The Company has a line of credit arrangement ("LOC") with State Street Bank and Trust Company, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $50 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $50 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2003, the Fund did not have any borrowings under the LOC.

7. LEGAL MATTERS

PFEIFFER V. THE DREYFUS CORPORATION

On December 9, 2003, a purported shareholder in the Dreyfus Premier NexTech Fund brought an action against Dreyfus seeking to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to the Dreyfus Founders Funds (other than Dreyfus Founders Money Market Fund) and two Dreyfus Premier Funds. Plaintiff claims that the funds were closed to new investors but that Dreyfus nonetheless improperly continued to charge Rule 12b-1 fees for marketing and distribution services in violation of Section 36(b) of the Investment Company Act of 1940 and in breach of its common law fiduciary duties. Plaintiff also seeks to recover a portion of the investment advisory fees charged to the closed funds while Dreyfus was "in breach of its fiduciary duties" and to enjoin Dreyfus from collecting additional 12b-1 fees from those funds, as well as an award of attorneys' fees and litigation expenses.

HAYS V. MELLON FINANCIAL CORP., ET AL.

On January 30, 2004, a purported shareholder in the Dreyfus Disciplined Stock Fund filed a class action against Mellon Financial Corporation, Mellon Bank, Dreyfus, Founders, and the directors of the Dreyfus Founders Funds and all or substantially all of the Dreyfus Funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of Sections 34(b), 36(b), and 48(a) of the Investment Company Act of 1940, Section 215 of the Investment Advisers Act of 1940, and common law claims. The action seeks to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to various funds for marketing and distribution services. More specifically, the Plaintiff claims, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus and Dreyfus Founders Funds over other funds, and that such payments were not disclosed to investors. In addition, Plaintiff asserts that economies of scale and soft-dollar benefits were not passed on to investors. Plaintiff further alleges that 12b-1 fees charged to certain funds that were closed to new investors were also improper. The complaint seeks compensatory and punitive damages, rescission of the advisory contracts, an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses.

These actions will be defended vigorously, and management of the Fund believes they are without merit.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Worldwide Growth Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP


Denver, Colorado
February 12, 2004

YOUR BOARD REPRESENTATIVES
(UNAUDITED)

The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below along with the year in which they joined the Board in parentheses, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 75, resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

DIRECTORS

EUGENE H. VAUGHAN, CFA, 70. Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan Nelson Investment Management, LP, an investment counseling firm. Director, Encore Bank. Director, Greater Houston Partnership, and Chairman, Center for Houston's Future, both of which are non-profit organizations. Founding Chairman and former Governor, Association for Investment Management and Research. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation. (1970)

ALAN S. DANSON, 64. Private investor. Formerly, President and Director, D.H. Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Formerly, Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service (1996 to 1999). Director, CaseShare Systems, LLP, a document management company. Director, Gore Range Natural Science School and The Les Streeter Programs, Inc., both of which are non-profit organizations. (1991)

JOAN D. MANLEY, 71. Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. (1960 to 1984). Director, Sara Lee Corporation and Moore Wallace Corporation, a printing company. (1998)

ROBERT P. MASTROVITA, 59. Private Investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy. (1998)

TRYGVE E. MYHREN, 67. President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Meguntucook Funds, a venture capital firm (1998 to Present). Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and Communications Corporation (now Time Warner cable) (1981 to 1988). Director, Advanced Marketing Services, Inc. Trustee and Chairman of Finance Committee, the University of Denver. Trustee, U.S. Ski and Snowboard Team Foundation and the Denver Art Museum. (1996)

GEORGE W. PHILLIPS, 65. Retired. Vice Chairman of the Board, Chairman of the Finance Committee, and Chairman of the Investment Committee, Children's Medical Center of Boston. Formerly, President and Chief Executive Officer of Warren Bancorp, Inc. and Warren Five Cents Savings Bank (1992 to 1997). (1998)

JAY A. PRECOURT, 66. Chairman, CEO, and Director, Scissor Tail Energy, LLC (2000 to present). Managing General Partner, Precourt Interests, Ltd., an energy and investments company (1995 to present). President, Skylark Enterprises, Inc., a ranching and real estate business. Formerly, President, CEO, Vice Chairman and Director, Tejas Energy, LLC and predecessor companies (1987 to 1999). Director, Halliburton Company, an energy services company. Director, The Timken Company, a manufacturing company. Director, Apache Corporation, an oil and gas company. Chairman and Director, Hermes Consolidated, Inc., an energy transportation and crude oil refining company. (1983)

PRINCIPAL OFFICERS

RICHARD W. SABO, 46. President of the Funds since 2000 and Principal Executive Officer of the Funds since 2002. Founders' President and Chief Executive Officer, Member of Founders' Board of Managers and Director of Dreyfus (1998 to present). Executive Vice President of DSC since 2003. Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 46. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President-Administration and Treasurer. Vice President of DSC since 2003. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 48. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President Legal, General Counsel and Secretary. Assistant Secretary of DSC since 2003. Employed by Founders and its predecessor company since 1996.

ROBERT T. KELLY, 34. Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Funds since 2003. Founders' Vice President of Portfolio Accounting since 2000. Formerly, Assistant Treasurer of the Funds (2000 to 2003), and Head of Equity Desk for ABN Amro Trust Company (Cayman) Limited (1998 to 2000).

WILLIAM G. GERMENIS, 33. Anti-Money Laundering Compliance Officer for the Class A, Class B, Class C, Class R, and Class T shares of the Funds since 2002 and for the Class F shares of the Funds since 2003. Vice President of MBSC, LLC since 2002. Vice President and Anti-Money Laundering Compliance Officer of DSC and Anti-Money Laundering Compliance Officer of investment companies managed by Dreyfus. Employed by DSC since 1998.

The directors and officers may be contacted at Founders' address appearing on the back cover, except for Mr. Germenis who can be contacted at 200 Park Avenue, New York, New York 10166.

DREYFUS FOUNDERS
WORLDWIDE GROWTH FUND
P.O. Box 55360
Boston, MA  02205-8252
1-800-525-2440
www.founders.com

INVESTMENT MANAGER
Founders Asset Management LLC
A MELLON FINANCIAL COMPANY(SM)
210 University Boulevard, Suite 800
Denver, CO 80206

DISTRIBUTOR
Dreyfus Service Corporation
200 Park Avenue
New York, NY  10166

Additional information about the Fund and its directors is available in the Fund's Statement of Additional Information, which can be obtained free of charge by contacting the Fund.

   This report is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus, which contains more complete information including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money. Date of first use:
February 27, 2004

   Dreyfus Service Corporation, Distributor. (C) 2004 Founders Asset Management LLC.

                                                                    A-646-WWG-03

        Dreyfus Founders
        Balanced Fund




        ANNUAL REPORT     December 31, 2003



[GRAPHIC]








                                                YOU, YOUR ADVISOR AND
                                                (R) DREYFUS LOGO
                                                A MELLON FINANCIAL COMPANY (SM)

TABLE OF CONTENTS

Management Overview                                 3

Statement of Investments                           10

Statement of Assets and Liabilities                16

Statement of Operations                            18

Statements of Changes in Net Assets                19

Financial Highlights                               20

Notes to Financial Statements                      26

Report of Independent Auditors                     37

Other Tax Information                              38

Your Board Representatives                         39




The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. Companies appearing in bold print on pages 3-9 were owned by the Fund on December 31, 2003. The amounts of these holdings are included in the Statement of Investments.

          - Not FDIC-Insured   - Not Bank-Guaranteed   - May Lose Value

MANAGEMENT OVERVIEW

[PHOTO]       [PHOTO]

A DISCUSSION WITH PORTFOLIO MANAGER JOHN JARES, CFA, LEFT, AND ASSISTANT PORTFOLIO MANAGER JOHN JOHNSON, CFA

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2003?

During the first few months of 2003, our defensive equity position and the fixed-income component of the Fund helped cushion returns during the sluggish equity-investing environment. However, with the mid-March market rally, our equity holdings took the limelight, as increased confidence and a shift toward less-defensive investment alternatives helped infuse the market's recovery.

   While we were pleased with the Fund's performance during the period, our annual return trailed that of our all-equity benchmark, the Standard & Poor's 500 Index, which returned 28.68% for the year.

WHAT WERE THE BROAD ECONOMIC AND MARKET FACTORS DURING THE PERIOD?

Earlier in the year, a sedentary market backdrop was laid by the potential war in Iraq. Continuing corporate scandals, static corporate spending and high unemployment also weighed on equities, moving investors toward more defensive investments.

   However, as we entered the second quarter, the end of the Iraqi conflict and continued economic improvements brought optimism back to the equity market. Additionally, the low

[SIDENOTE]

"FROM A BROAD PERSPECTIVE, THE FUND'S SOLID PERFORMANCE THIS YEAR WAS
DRIVEN BY OUR RESEARCH PROCESS, BY FUNDAMENTALLY AND INDIVIDUALLY EVALUATING COMPANIES ACROSS ALL SECTORS."

interest rate environment kept consumer confidence high and prompted a shift away from low-yielding alternative investments.

   The market's rise can be attributed to various economic improvements during the course of the year. Better-than-expected corporate revenue growth, improved earnings across nearly all sectors, the easing of geopolitical uncertainty, the Federal Reserve's accommodative monetary policy and President Bush's fiscal stimulus plan were major factors in the recuperation of market and economic trends. Consumer spending was high. Capital spending also appeared to strengthen. Productivity beat expectations during the year, and real gross domestic product (GDP) increased at an annual rate of 8.2% in the third quarter. Although some domestic economic concerns still existed, expectations that the economy may continue to recover in the coming year remained strong.

   These stronger equity markets impacted fixed-income issues as well, pushing bond prices lower. As the year continued, interest rates rose across the majority of the yield curves with the aggregate yield curve steepening.

WHAT MANAGEMENT DECISIONS POSITIVELY IMPACTED FUND PERFORMANCE DURING THE YEAR?

From a broad perspective, the Fund's solid performance this year was driven by our research process, by fundamentally and individually evaluating companies across all sectors. For example, the Fund was less exposed to technology earlier in the year. However, as we identified improving

[SIDENOTE]

PERFORMANCE HIGHLIGHTS

- The Fund migrated from a fairly defensive position in the first part of the year to a more fully-invested structure later in the year.

- Strong stock selection in the consumer discretionary sector was the largest boon to Fund performance throughout the year.

- Weak stock selection in the information technology and industrials sectors impeded Fund performance.

- The concentration of the Fund's fixed-income assets in the short- and intermediate-maturity sector of the yield curve assisted the Fund's return during the second half of the year.

- An overweight position in the government sector of the fixed-income portion of the Fund's portfolio hampered performance, as did the Fund's quality bias toward higher-grade instruments.

fundamentals, we began to selectively add stocks within this sector to the portfolio. Additionally, we maintained and adjusted our consumer discretionary sector holdings to those more sensitive to an economic upturn, as these companies demonstrated strong earnings data that was again captured by our research process. Finally, the Fund was underweight the large-capitalization pharmaceutical industry as these companies continued to struggle with slowing revenue growth and bottom lines, as well as products meeting generic substitution. Finally, the Fund migrated from a fairly defensive position in the first part of the year to a more fully invested structure later in 2003 through the addition of such names as ALCOA, INC. and LAM RESEARCH CORPORATION.

   Strong stock selection in the consumer discretionary sector was the largest boon to Fund performance throughout the year. Improving fundamentals within the technology, materials, financials and consumer discretionary sectors prompted us to select holdings that we believed were most likely to exhibit strong earnings-per-share growth. The most compelling growth was ultimately found in these sectors, with select holdings in the technology, consumer discretionary and financials sectors offering the largest individual contributions to performance. Fund positions in ROYAL CARIBBEAN CRUISES LIMITED, BEST BUY COMPANY, INC., SAP AG and WELLS FARGO & COMPANY all exhibited strong growth and boosted overall performance of the Fund. Providing the largest contribution to the Fund's return for the period of any single stock, Royal Caribbean's performance was promoted by improving outlooks and increased consumer spending in the leisure travel market. Best Buy, the second largest contributor, reaped the benefits of continued consumer

[SIDENOTE]

LARGEST EQUITY HOLDINGS (ticker symbol)

 1.      General Electric Company (GE)                     3.20%
 2.      Wells Fargo & Company (WFC)                       3.11%
 3.      Union Pacific Corporation (UNP)                   2.96%
 4.      Pfizer, Inc. (PFE)                                2.91%
 5.      Maxim Integrated Products, Inc. (MXIM)            2.78%
 6.      Royal Caribbean Cruises Limited (RCL)             2.71%
 7.      Goldman Sachs Group, Inc. (GS)                    2.56%
 8.      Nordstrom, Inc. (JWN)                             2.53%
 9.      Oracle Corporation (ORCL)                         2.31%
10.      Wyeth (WYE)                                       2.31%

Holdings listed are a percentage of equity assets. Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

spending during an improving economic environment. Desirable new product cycles such as digital photography and HDTV, as well as solid execution resulting in increased market share, boosted the stock's price. SAP was another standout performer during the period, as it benefited from an improved environment for software spending as well as from a general improvement in the business pace of the software industry.

WHAT FACTORS HINDERED FUND PERFORMANCE DURING THE YEAR?

The oil service industry within the energy sector proved troublesome throughout the year as it suffered from changing market sentiment over

[SIDENOTE]

[CHART]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Balanced Fund on 12/31/93 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

   The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market. The total return figures cited for this index assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. The S&P 500 Index does not include a fixed-income component, while the Fund does. The Lipper Balanced Fund Index is an average of the performance of the 30 largest balanced funds tracked by Lipper Inc., adjusted for the reinvestment of dividends and capital gain distributions and reflective of the management expenses associated with the actual funds included in the Index. Further information related to Fund performance is contained elsewhere in this report.

oil and gas prices following the Iraqi conflict. Although the industry continued to exhibit solid fundamentals during the period, companies gyrated and ultimately underperformed.

   While select holdings in the information technology sector performed well, poor stock selection in this sector proved an impediment to the Fund's relative return. One specific holding, BMC Software, Inc., which provides e-business systems management software, exhibited sluggish sales trends for their software products during most of 2003, and revised earnings expectations lower.

   Underachieving individual issues also impacted Fund performance, such as biotechnology holding Medimmune, Inc., which underperformed late in the year as its launch of the first-ever inhaled flu vaccine, FluMist, failed to generate enough market activity to meet the investment community's expectations. High price, rigid handling requirements and limited distribution also impeded the vaccine's success in the marketplace.

[SIDENOTE]

   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03

                                       1                5            10               SINCE
CLASS  (INCEPTION DATE)              YEAR             YEARS         YEARS           INCEPTION
CLASS A SHARES  (12/31/99)
        With sales charge (5.75%)    11.94%            --             --              (7.27%)
        Without sales charge         18.81%            --             --              (5.88%)
CLASS B SHARES  (12/31/99)
        With redemption*             13.76%            --             --              (7.28%)
        Without redemption           17.76%            --             --              (6.59%)
CLASS C SHARES  (12/31/99)
        With redemption**            16.59%            --             --              (7.01%)
        Without redemption           17.59%            --             --              (7.01%)
CLASS F SHARES  (2/19/63)            18.96%            (4.98%)        4.51%             N/A
CLASS R SHARES  (12/31/99)           18.12%            --             --              (6.05%)
CLASS T SHARES  (12/31/99)
        With sales charge (4.50%)    12.42%            --             --              (6.72%)
        Without sales charge         17.65%            --             --              (5.65%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, expense limits for certain share classes, and adjustments for financial statement purposes.

   *The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

   **The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

   While the infusion of consumer capital into the marketplace helped boost the consumer-related sectors, two of the Fund's retail holdings, KOHL'S CORPORATION and SEARS ROEBUCK & COMPANY, were hit with weaker-than-expected sales late in the year, significantly underperforming, thus hampering relative Fund performance for the year.

   Finally, Delta Air Lines, Inc. was the Fund's worst performer in the industrials sector, placing a drag on overall Fund performance due to the company's annual net earnings decline and loss per share.

HOW DID THE FIXED-INCOME PORTION OF THE FUND FARE IN 2003?

The fixed-income portion of the Fund fared well during the first half of the year as many economic fundamentals remained stagnant during the first six months, adding to the positive contribution the Fund's fixed-income holdings made to its overall performance during that period.

   However, by mid-June, market expectations that the Federal Reserve would take action to defeat deflation were not fulfilled. Worries over Government Sponsored Enterprises (GSE) accounting issues, larger deficits and financing needs, as well as stronger equity markets and improving economic fundamentals, led the bond market lower in July. The rise in bond yields prompted mortgage-related selling due to the extended portfolio durations, which exacerbated the situation further. The market, however, regained its composure in August and September after July's massive sell-off.

[SIDENOTE]

[CHART]

COMPOSITION OF EQUITY ASSETS

Consumer Discretionary                21.48%
Information Technology                20.52%
Financials                            15.41%
Healthcare                            12.36%
Industrials                           11.17%
Consumer Staples                       7.92%
Energy                                 4.09%
Materials                              3.97%
Telecommunications Services            3.08%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio managers and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

   The Fund sold its position in Freddie Mac securities in June due to an investigation into the mortgage financier's accounting practices. We continued to monitor the Freddie Mac situation as well as GSEs in general, and viewed any efforts to increase regulatory oversight, disclosure and capital requirements positively for debt holders.

   Interest rates continued to rise across the majority of the yield curves during the second half of the year, with the aggregate yield curve continuing to steepen at year's end. 2003 ended with investors' risk appetite increasing, favoring investments such as equities and high-yield debt.

   The concentration of the Fund's fixed-income assets in the short- and intermediate-maturity sector of the yield curve during the second half of the year helped performance as these areas outperformed longer-dated securities. The Fund ended the period overweight in its corporate bond exposure, which likewise boosted performance. The Fund's position in PROVINCE OF QUEBEC bonds also proved beneficial to Fund performance as the Canadian dollar climbed against the U.S. dollar.

   On the negative side, the Fund's overweight position in the government sector as well as the Fund's quality bias toward higher-grade instruments hampered performance. The Fund's underweight mortgage exposure also impeded the Fund's annual return.

   In general, the Fund's fixed-income holdings provided a defensive position and a strong foundation for investors as the market began its recovery in 2003, but were outshone by the Fund's equity component later in the year.

We will continue to apply our intensive research process and growth-stock investment strategy to seek out companies that continue to take advantage of the economic uplift. We will also continue to seek companies that are exhibiting strong growth potential.


/s/ John B. Jares                       /s/ John Johnson

John B. Jares, CFA                      John Johnson, CFA
Portfolio Manager                       Assistant Portfolio Manager

STATEMENT OF INVESTMENTS
December 31, 2003


SHARES                                                                                       MARKET VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS (DOMESTIC)-55.4%

AEROSPACE & DEFENSE-1.1%
   27,200      Lockheed Martin Corporation                                                $     1,398,046
                                                                                          ---------------
AIRLINES-0.9%
   44,700      AMR Corporation*                                                                   578,865
   38,700      Northwest Airlines Corporation Class A*                                            488,394
                                                                                          ---------------
                                                                                                1,067,259
                                                                                          ---------------
ALUMINUM-1.1%
   34,200      Alcoa, Inc.                                                                      1,299,600
                                                                                          ---------------
APPAREL RETAIL-0.4%
   21,000      Gap, Inc.                                                                          487,410
                                                                                          ---------------
ASSET MANAGEMENT & CUSTODY BANKS-0.7%
   27,600      Bank of New York Company, Inc.                                                     914,112
                                                                                          ---------------
BIOTECHNOLOGY-1.6%
    8,000      Amgen, Inc.*                                                                       494,400
   25,000      Gilead Sciences, Inc.*                                                           1,453,500
                                                                                          ---------------
                                                                                                1,947,900
                                                                                          ---------------
BROADCASTING & CABLE TV-1.8%
    8,000      Clear Channel Communications, Inc.                                                 374,640
   35,000      Comcast Corporation Special Class A*                                             1,094,800
   23,200      Cox Communications, Inc. Class A*                                                  799,240
                                                                                          ---------------
                                                                                                2,268,680
                                                                                          ---------------
CASINOS & GAMING-0.9%
   24,000      Mandalay Resort Group                                                            1,073,280
                                                                                          ---------------
COMMUNICATIONS EQUIPMENT-1.3%
   36,200      Cisco Systems, Inc.*                                                               879,298
   24,900      Foundry Networks, Inc.*                                                            681,264
                                                                                          ---------------
                                                                                                1,560,562
                                                                                          ---------------
COMPUTER & ELECTRONICS RETAIL-0.4%
    9,050      Best Buy Company, Inc.                                                             472,772
                                                                                          ---------------

[SIDENOTE]

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

AU   Australia
AT   Austria
BD   Bermuda
BE   Belgium
BR   Brazil
CA   Canada
CI   Channel Islands
CN   China
DE   Denmark
FI   Finland
FR   France
GE   Germany
GR   Greece
HK   Hong Kong
ID   Indonesia
IE   Ireland
IN   India
IS   Israel
IT   Italy
JA   Japan
KR   South Korea
LU   Luxembourg
MA   Malaysia
NE   Netherlands
NW   Norway
PT   Portugal
PU   Puerto Rico
SA   South Africa
SG   Singapore
SP   Spain
SW   Sweden
SZ   Switzerland
TH   Thailand
TW   Taiwan
UK   United Kingdom
VI   Virgin Islands

SHARES                                                                                       MARKET VALUE
---------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE-1.0%
   13,500      International Business Machines Corporation                                $     1,251,180
                                                                                          ---------------
COMPUTER STORAGE & PERIPHERALS-0.4%
   34,600      EMC Corporation*                                                                   447,032
                                                                                          ---------------
CONSUMER FINANCE-1.0%
   52,250      MBNA Corporation                                                                 1,298,413
                                                                                          ---------------
DATA PROCESSING & OUTSOURCED SERVICES-1.0%
   29,950      Fiserv, Inc.*                                                                    1,183,325
                                                                                          ---------------
DEPARTMENT STORES-2.3%
    5,500      Kohl's Corporation*                                                                247,170
   54,300      Nordstrom, Inc.                                                                  1,862,490
   17,200      Sears Roebuck & Company                                                            782,428
                                                                                          ---------------
                                                                                                2,892,088
                                                                                          ---------------
DIVERSIFIED BANKS-3.1%
    1,900      Bank of America Corporation                                                        152,817
   30,800      Bank One Corporation                                                             1,404,172
   38,800      Wells Fargo & Company                                                            2,284,932
                                                                                          ---------------
                                                                                                3,841,921
                                                                                          ---------------
DIVERSIFIED COMMERCIAL SERVICES-0.4%
   24,700      Cendant Corporation*                                                               550,069
                                                                                          ---------------
DRUG RETAIL-0.9%
   32,200      Walgreen Company                                                                 1,171,436
                                                                                          ---------------
FOOD RETAIL-0.3%
   19,901      Safeway, Inc.*                                                                     436,031
                                                                                          ---------------
GOLD-0.4%
   10,600      Newmont Mining Corporation                                                         515,266
                                                                                          ---------------
HEALTHCARE EQUIPMENT-0.7%
   22,000      Boston Scientific Corporation*                                                     808,720
                                                                                          ---------------
HOME IMPROVEMENT RETAIL-1.2%
   40,800      Home Depot, Inc.                                                                 1,447,992
                                                                                          ---------------
HOTELS, RESORTS & CRUISE LINES-0.5%
   16,200      Carnival Corporation                                                               643,626
                                                                                          ---------------
HOUSEHOLD PRODUCTS-0.8%
    9,800      Procter & Gamble Company                                                           978,824
                                                                                          ---------------
HYPERMARKETS & SUPER CENTERS-0.3%
    6,000      Wal-Mart Stores, Inc.                                                              318,300
                                                                                          ---------------
INDUSTRIAL CONGLOMERATES-1.9%
   76,100      General Electric Company                                                         2,357,578
                                                                                          ---------------
INDUSTRIAL GASES-0.9%
   29,000      Praxair, Inc.                                                                    1,107,800
                                                                                          ---------------
INTEGRATED TELECOMMUNICATION SERVICES-1.0%
   36,900      Verizon Communications, Inc.                                                     1,294,452
                                                                                          ---------------

* NON-INCOME PRODUCING.

  SEE NOTES TO FINANCIAL STATEMENTS.

SHARES                                                                                       MARKET VALUE
---------------------------------------------------------------------------------------------------------
INVESTMENT BANKING & BROKERAGE-2.0%
   19,100      Goldman Sachs Group, Inc.                                                  $     1,885,743
    9,500      Morgan Stanley                                                                     549,765
                                                                                          ---------------
                                                                                                2,435,508
                                                                                          ---------------
LEISURE FACILITIES-1.6%
   57,400      Royal Caribbean Cruises Limited                                                  1,996,946
                                                                                          ---------------
MOVIES & ENTERTAINMENT-1.7%
   23,500      Viacom, Inc. Class B                                                             1,042,930
   47,800      Walt Disney Company                                                              1,115,174
                                                                                          ---------------
                                                                                                2,158,104
                                                                                          ---------------
MULTI-LINE INSURANCE-1.2%
   21,600      American International Group, Inc.                                               1,431,648
                                                                                          ---------------
OIL & GAS DRILLING-0.7%
   32,700      GlobalSantaFe Corporation                                                          811,941
                                                                                          ---------------
OIL & GAS EQUIPMENT & SERVICES-0.9%
   26,900      Smith International, Inc.*                                                       1,116,888
                                                                                          ---------------
OIL & GAS EXPLORATION & PRODUCTION-0.9%
   13,335      Apache Corporation                                                               1,081,469
                                                                                          ---------------
OTHER DIVERSIFIED FINANCIAL SERVICES-1.1%
   29,066      Citigroup, Inc.                                                                  1,410,864
                                                                                          ---------------
PERSONAL PRODUCTS-1.3%
   39,500      Estee Lauder Companies, Inc. Class A                                             1,550,770
                                                                                          ---------------
PHARMACEUTICALS-3.6%
   11,600      Johnson & Johnson                                                                  599,256
   60,550      Pfizer, Inc.                                                                     2,139,232
   40,000      Wyeth                                                                            1,698,000
                                                                                          ---------------
                                                                                                4,436,488
                                                                                          ---------------
PUBLISHING-0.8%
   19,700      Tribune Company                                                                  1,016,520
                                                                                          ---------------
RAILROADS-1.8%
   31,300      Union Pacific Corporation                                                        2,174,724
                                                                                          ---------------
SEMICONDUCTOR EQUIPMENT-0.3%
   12,100      Lam Research Corporation*                                                          390,830
                                                                                          ---------------
SEMICONDUCTORS-3.5%
   37,900      Altera Corporation*                                                                860,330
   20,000      Intel Corporation                                                                  644,000
   41,000      Maxim Integrated Products, Inc.                                                  2,041,800
   20,500      Xilinx, Inc.*                                                                      794,170
                                                                                          ---------------
                                                                                                4,340,300
                                                                                          ---------------
SOFT DRINKS-1.1%
   27,000      Coca-Cola Company                                                                1,370,250
                                                                                          ---------------
SPECIALTY STORES-1.1%
   29,700      Tiffany & Company                                                                1,342,440
                                                                                          ---------------

SHARES                                                                                       MARKET VALUE
---------------------------------------------------------------------------------------------------------
SYSTEMS SOFTWARE-2.7%
    4,700      Adobe Systems, Inc.                                                        $       184,710
   53,600      Microsoft Corporation                                                            1,476,144
  128,800      Oracle Corporation*                                                              1,700,160
                                                                                          ---------------
                                                                                                3,361,014
                                                                                          ---------------
WIRELESS TELECOMMUNICATION SERVICES-0.8%
   34,600      Nextel Communications, Inc.*                                                       970,876
                                                                                          ---------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$57,705,169)                                                                             68,431,254
                                                                                          ---------------
COMMON STOCKS (FOREIGN)-4.2%

APPLICATION SOFTWARE-1.2%
   34,550      SAP AG Sponsored ADR (GE)                                                        1,435,898
                                                                                          ---------------
HEALTHCARE SUPPLIES-0.3%
    5,200      Alcon, Inc. (SZ)                                                                   314,808
                                                                                          ---------------
IT CONSULTING & OTHER SERVICES-0.5%
   24,125      Accenture Limited Class A ADR (BD)*                                                634,970
                                                                                          ---------------
PHARMACEUTICALS-1.3%
   28,000      Teva Pharmaceutical Industries Limited Sponsored ADR (IS)                        1,587,880
                                                                                          ---------------
RAILROADS-0.5%
   10,625      Canadian National Railway Company (CA)                                             672,350
                                                                                          ---------------
SEMICONDUCTORS-0.4%
   12,925      Marvell Technology Group Limited (BD)*                                             490,245
                                                                                          ---------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$3,584,610)                                                                               5,136,151
                                                                                          ---------------

PRINCIPAL AMOUNT                                                                             MARKET VALUE
---------------------------------------------------------------------------------------------------------
CORPORATE BONDS (DOMESTIC)-11.2%

AUTOMOBILE MANUFACTURERS-2.7%
 $3,000,000   Toyota Motor Credit Corporation Series MTN
              5.65% 1/15/07                                                               $     3,306,450
                                                                                          ---------------
DIVERSIFIED BANKS-2.8%
  1,500,000   Bank One Corporation
              6.50% 2/1/06                                                                      1,628,235
  1,540,000   Washington Mutual, Inc.
              8.25% 4/1/10                                                                      1,851,742
                                                                                          ---------------
                                                                                                3,479,977
                                                                                          ---------------
HOUSEHOLD PRODUCTS-1.3%
  1,500,000   Colgate-Palmolive Company
              5.98% 4/25/12                                                                     1,645,740
                                                                                          ---------------
MOVIES & ENTERTAINMENT-1.8%
  2,000,000   Viacom, Inc.
              7.75% 6/1/05                                                                      2,162,540
                                                                                          ---------------

* NON-INCOME PRODUCING.

  ADR - AMERICAN DEPOSITARY RECEIPT

  SEE NOTES TO FINANCIAL STATEMENTS.

PRINCIPAL AMOUNT                                                                             MARKET VALUE
---------------------------------------------------------------------------------------------------------
PHARMACEUTICALS-2.6%
 $3,000,000   Abbott Laboratories
              5.625% 7/1/06                                                               $     3,235,920
                                                                                          ---------------
TOTAL CORPORATE BONDS (DOMESTIC)
(COST-$12,796,648)                                                                             13,830,627
                                                                                          ---------------
U.S. GOVERNMENT SECURITIES-16.9%

AGENCY PASS THROUGH-3.5%
  4,042,981   U.S. Small Business Administration Series 10-A
              6.64% 2/1/11                                                                      4,289,522
                                                                                          ---------------
U.S. AGENCIES-8.1%
  3,500,000   Federal Home Loan Bank
              6.50% 11/15/05                                                                    3,797,080
              Federal National Mortgage Association:
  1,000,000   4.25% 7/15/07                                                                     1,044,390
  1,500,000   4.375% 10/15/06                                                                   1,575,660
  2,000,000   Private Export Funding Corporation
              3.40% 2/15/08                                                                     2,009,480
  1,500,000   Tennessee Valley Authority
              6.375% 6/15/05                                                                    1,598,520
                                                                                          ---------------
                                                                                               10,025,130
                                                                                          ---------------
U.S. TREASURY NOTES-5.3%
              U.S. Treasury Inflation Index Note:
  1,167,710   3.375% 1/15/07                                                                    1,264,810
  1,128,090   3.875% 1/15/09                                                                    1,273,700
              U.S. Treasury Note:
  1,000,000   3.50% 11/15/06                                                                    1,033,630
  1,250,000   4.375% 5/15/07                                                                    1,323,688
  1,500,000   6.875% 5/15/06                                                                    1,667,520
                                                                                          ---------------
                                                                                                6,563,348
                                                                                          ---------------
TOTAL U.S. GOVERNMENT SECURITIES
(COST-$20,202,409)                                                                             20,878,000
                                                                                          ---------------
GOVERNMENT BONDS (FOREIGN)-2.4%
CAD 3,535,000 Province of Quebec
              6.50% 12/1/05 (CA)                                                                2,907,245
                                                                                          ---------------
TOTAL GOVERNMENT BONDS (FOREIGN)
(COST-$2,374,657)                                                                               2,907,245
                                                                                          ---------------

PRINCIPAL AMOUNT                                                                           AMORTIZED COST
---------------------------------------------------------------------------------------------------------
U.S. AGENCY DISCOUNT NOTES-10.8%
$13,400,000   Federal National Mortgage Association
              0.75% 1/2/04                                                                $    13,399,721
                                                                                          ---------------
TOTAL U.S. AGENCY DISCOUNT NOTES
(AMORTIZED COST-$13,399,721)                                                                   13,399,721
                                                                                          ---------------
TOTAL INVESTMENTS-100.9%
(TOTAL COST-$110,063,214)                                                                 $   124,582,998

OTHER ASSETS AND LIABILITIES-(0.9%)                                                            (1,127,154)
                                                                                          ---------------
NET ASSETS-100.0%                                                                         $   123,455,844
                                                                                          ===============

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003


ASSETS
Investment securities, at cost                                                            $   110,063,214
                                                                                          ---------------
Investment securities, at market                                                              124,582,998
Cash                                                                                              385,995
Receivables:
   Investment securities sold                                                                   1,423,166
   Capital shares sold                                                                             75,702
   Dividends and interest                                                                         543,599
   Other                                                                                           49,577
                                                                                          ---------------
     Total Assets                                                                             127,061,037
                                                                                          ---------------
LIABILITIES
Payables and other liabilities:
   Investment securities purchased                                                              2,950,773
   Capital shares redeemed                                                                        301,325
   Advisory fees                                                                                   68,392
   Shareholder servicing fees                                                                       6,849
   Accounting fees                                                                                  6,313
   Distribution fees                                                                               46,121
   Transfer agency fees                                                                            43,183
   Custodian fees                                                                                     260
   Other                                                                                          181,977
                                                                                          ---------------
     Total Liabilities                                                                          3,605,193
                                                                                          ---------------
Net Assets                                                                                $   123,455,844
                                                                                          ===============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus)                                                   $   312,200,100
Undistributed net investment loss                                                                 (35,022)
Accumulated net realized loss from security transactions                                     (203,229,268)
Net unrealized appreciation on investments and
   foreign currency translation                                                                14,520,034
                                                                                          ---------------
     Total                                                                                $   123,455,844
                                                                                          ===============

Net Assets--Class A                                                                       $     1,571,748
Shares Outstanding--Class A                                                                       199,541
Net Asset Value, Redemption Price Per Share                                               $          7.88
Maximum offering price per share (net asset value plus sales charge of
   5.75% of offering price)                                                               $          8.36

Net Assets--Class B                                                                       $     1,646,934
Shares Outstanding--Class B                                                                       211,081
Net Asset Value, Offering and Redemption Price (excluding applicable
   contingent deferred sales charge) Per Share                                            $          7.80

Net Assets--Class C                                                                       $       294,513
Shares Outstanding--Class C                                                                        38,308
Net Asset Value, Offering and Redemption Price (excluding applicable
   contingent deferred sales charge) Per Share                                            $          7.69

Net Assets--Class F                                                                       $   119,835,077
Shares Outstanding--Class F                                                                    15,201,042
Net Asset Value, Offering and Redemption Price Per Share                                  $          7.88

Net Assets--Class R                                                                       $        71,615
Shares Outstanding--Class R                                                                         9,115
Net Asset Value, Offering and Redemption Price Per Share                                  $          7.86

Net Assets--Class T                                                                       $        35,957
Shares Outstanding--Class T                                                                         4,446
Net Asset Value, Redemption Price Per Share                                               $          8.09
Maximum offering price per share (net asset value plus sales charge of
   4.50% of offering price)                                                               $          8.47

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended December 31, 2003


INVESTMENT INCOME:
   Dividends                                                                              $       876,954
   Interest                                                                                     2,325,705
   Foreign taxes withheld                                                                          (7,145)
                                                                                          ---------------
     Total Investment Income                                                                    3,195,514
                                                                                          ---------------
EXPENSES:
   Advisory fees--Note 2                                                                          842,158
   Shareholder servicing fees--Note 2                                                              84,585
   Accounting fees--Note 2                                                                         77,736
   Distribution fees--Note 2                                                                      328,330
   Transfer agency fees--Note 2                                                                   376,665
   Registration fees                                                                               58,343
   Postage and mailing expenses                                                                    74,121
   Custodian fees and expenses--Note 2                                                              6,801
   Printing expenses                                                                               52,393
   Legal and audit fees                                                                            31,222
   Directors' fees and expenses--Note 2                                                            32,730
   Other expenses                                                                                  54,472
                                                                                          ---------------
     Total Expenses                                                                             2,019,556
     Earnings Credits                                                                              (2,209)
     Reimbursed/Waived Expenses                                                                    (1,645)
     Expense Offset to Broker Commissions                                                          (5,005)
                                                                                          ---------------
     Net Expenses                                                                               2,010,697
                                                                                          ---------------
   Net Investment Income                                                                        1,184,817
                                                                                          ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
SECURITY TRANSACTIONS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) on :
Security transactions (including premiums on options exercised)                                 7,033,551
Closing and expiration of option contracts written                                                (89,109)
Foreign currency transactions                                                                      12,226
                                                                                          ---------------
Net Realized Gain                                                                               6,956,668
Net Change in Unrealized Appreciation/Depreciation of Investments
and Foreign Currency Translation                                                               14,224,484
                                                                                          ---------------
   Net Realized and Unrealized Gain                                                            21,181,152
                                                                                          ---------------
Net Increase in Net Assets Resulting from Operations                                      $    22,365,969
                                                                                          ===============

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS


                                                                  YEAR ENDED        YEAR ENDED
                                                                   12/31/03          12/31/02
                                                               ---------------    ---------------
OPERATIONS
Net Investment Income                                          $     1,184,817    $     2,058,852
Net Realized Gain (Loss)                                             6,956,668        (35,873,999)
Net Change in Unrealized Appreciation/Depreciation of
Investments and Foreign Currency Translation                        14,224,484         (8,107,493)
                                                               ---------------    ---------------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                                22,365,969        (41,922,640)
                                                               ---------------    ---------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
   Class A                                                             (10,100)            (7,719)
   Class B                                                              (1,222)              (558)
   Class C                                                                 (17)                 0
   Class F                                                          (1,240,046)        (2,156,959)
   Class R                                                                (159)                 0
   Class T                                                                 (12)                 0
                                                               ---------------    ---------------
Net Decrease from Dividends and Distributions                       (1,251,556)        (2,165,236)
                                                               ---------------    ---------------
CAPITAL SHARE TRANSACTIONS
Net Increase (Decrease)--Note 4
   Class A                                                              98,293            304,988
   Class B                                                             244,827            (28,551)
   Class C                                                              (6,310)          (151,251)
   Class F                                                         (31,079,380)      (123,330,214)
   Class R                                                              55,114                294
   Class T                                                              19,668           (219,113)
                                                               ---------------    ---------------
Net Decrease from Capital Share Transactions                       (30,667,788)      (123,423,847)
                                                               ---------------    ---------------
Net Decrease in Net Assets                                          (9,553,375)      (167,511,723)

NET ASSETS
   Beginning of year                                           $   133,009,219    $   300,520,942
                                                               ---------------    ---------------
   End of year (including undistributed net investment
   loss of $35,022 and $0, respectively)                       $   123,455,844    $   133,009,219
                                                               ===============    ===============

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS


Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                   YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------
                                                        2003          2002          2001          2000
                                                     ---------     ---------     ---------     ---------
CLASS A SHARES
Net Asset Value, beginning of year                   $    6.68     $    8.18     $    9.24     $   10.47
Income from investment operations:
     Net investment income                                0.05          0.05          0.06          0.13
     Net realized and unrealized gains
       (losses) on securities                             1.20         (1.51)        (1.03)        (1.18)
                                                     ---------     ---------     ---------     ---------
         Total from investment
           operations                                     1.25         (1.46)        (0.97)        (1.05)
Less dividends and distributions:
     From net investment income                          (0.05)        (0.04)        (0.09)        (0.16)
     From net realized gains                              0.00          0.00          0.00         (0.02)
                                                     ---------     ---------     ---------     ---------
         Total distributions                             (0.05)        (0.04)        (0.09)        (0.18)
Net Asset Value, end of year                         $    7.88     $    6.68     $    8.18     $    9.24
                                                     =========     =========     =========     =========
Total return*                                            18.81%       (17.85%)      (10.46%)      (10.21%)
Ratios/Supplemental Data
     Net assets, end of year (000s)                  $   1,572     $   1,243     $   1,227     $     699
     Net expenses to average net assets#                  1.83%         1.89%         1.87%         1.20%
     Gross expenses to average net  assets#               1.83%         1.89%         1.87%         1.23%
     Net investment income to average
       net assets                                         0.63%         0.56%         0.51%         1.48%
     Portfolio turnover rate@                              108%          122%          111%          126%


*    Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                   YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------
                                                        2003          2002          2001          2000
                                                     ---------     ---------     ---------     ---------
CLASS B SHARES
Net Asset Value, beginning of year                   $    6.63     $    8.11     $    9.18     $   10.47
Income from investment operations:
     Net investment income (loss)                         0.01         (0.01)         0.01          0.10
     Net realized and unrealized gains
       (losses) on securities                             1.17         (1.47)        (1.03)        (1.24)
                                                     ---------     ---------     ---------     ---------
         Total from investment
           operations                                     1.18         (1.48)        (1.02)        (1.14)
Less dividends and distributions:
     From net investment income                          (0.01)         0.00^        (0.05)        (0.13)
     From net realized gains                              0.00          0.00          0.00         (0.02)
                                                     ---------     ---------     ---------     ---------
         Total distributions                             (0.01)         0.00         (0.05)        (0.15)

Net Asset Value, end of year                         $    7.80     $    6.63     $    8.11     $    9.18
                                                     =========     =========     =========     =========
Total return*                                            17.76%       (18.21%)      (11.13%)      (11.06%)
Ratios/Supplemental Data
     Net assets, end of year (000s)                  $   1,647     $   1,181     $   1,484     $   1,008
     Net expenses to average net assets#                  2.53%         2.54%         2.49%         1.93%
     Gross expenses to average net assets#                2.53%         2.54%         2.50%         1.96%
     Net investment income (loss) to
       average net assets                                (0.08%)       (0.10%)       (0.13%)        0.71%
     Portfolio turnover rate@                              108%          122%          111%          126%


^ Distributions from net investment income for the year ended December 31, 2002 aggregated less than $0.01 on a per share basis.

*    Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                   YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------
                                                        2003          2002          2001          2000
                                                     ---------     ---------     ---------     ---------
CLASS C SHARES
Net Asset Value, beginning of year                   $    6.54     $    8.04     $    9.17     $   10.47
Income from investment operations:
     Net investment income (loss)                        (0.01)        (0.17)        (0.05)         0.10
     Net realized and unrealized gains
       (losses) on securities                             1.16         (1.33)        (1.03)        (1.28)
                                                     ---------     ---------     ---------     ---------
         Total from investment
           operations                                     1.15         (1.50)        (1.08)        (1.18)
Less dividends and distributions:
     From net investment income                           0.00^         0.00         (0.05)        (0.10)
     From net realized gains                              0.00          0.00          0.00         (0.02)
                                                     ---------     ---------     ---------     ---------
         Total distributions                              0.00          0.00         (0.05)        (0.12)

Net Asset Value, end of year                         $    7.69     $    6.54     $    8.04     $    9.17
                                                     =========     =========     =========     =========
Total return*                                            17.59%       (18.66%)      (11.80%)      (11.36%)

Ratios/Supplemental Data
     Net assets, end of year (000s)                  $     295     $     248     $     496     $     174
     Net expenses to average net assets#,+                2.69%         3.48%         3.96%         1.86%
     Gross expenses to average net assets#,+              2.69%         3.48%         3.96%         1.88%
     Net investment income (loss) to
       average net assets+                               (0.17%)       (1.05%)       (1.64%)        0.76%
     Portfolio turnover rate@                              108%          122%          111%          126%


^ Distributions from net investment income for the year ended December 31, 2003 aggregated less than $0.01 on a per share basis.

*    Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

+ Certain fees were reimbursed by the management company for the year ended December 31, 2001. Had these fees not been reimbursed, the net expense ratio would have been 4.24%. The gross expense ratio would have been 4.24%. The net investment income (loss) ratio would have been (1.92%).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                       YEAR ENDED DECEMBER 31,
                                            -----------------------------------------------------------------------------
                                                 2003            2002            2001            2000           1999
                                            -------------   -------------   -------------   -------------   -------------
CLASS F SHARES
Net Asset Value, beginning of year          $        6.69   $        8.20   $        9.22   $       10.47   $       12.19
Income from investment operations:
    Net investment income                            0.06            0.07            0.10            0.15            0.32
    Net realized and unrealized
      gains (losses) on securities                   1.20           (1.50)          (1.02)          (1.23)          (0.61)
                                            -------------   -------------   -------------   -------------   -------------
         Total from investment
           operations                                1.26           (1.43)          (0.92)          (1.08)          (0.29)
Less dividends and distributions:
    From net investment income                      (0.07)          (0.08)          (0.10)          (0.15)          (0.32)
    From net realized gains                          0.00            0.00            0.00           (0.02)          (1.11)
                                            -------------   -------------   -------------   -------------   -------------
         Total distributions                        (0.07)          (0.08)          (0.10)          (0.17)          (1.43)

Net Asset Value, end of year                $        7.88   $        6.69   $        8.20   $        9.22   $       10.47
                                            =============   =============   =============   =============   =============
Total return                                        18.96%         (17.46%)         (9.94%)        (10.44%)         (2.22%)
Ratios/Supplemental Data
    Net assets, end of year (000s)          $     119,835   $     130,314   $     297,068   $     552,675   $   1,055,825
    Net expenses to average
      net assets#                                    1.54%           1.42%           1.22%           1.07%           0.97%
    Gross expenses to average
      net assets#                                    1.54%           1.43%           1.23%           1.08%           0.98%
    Net investment income to
      average net assets                             0.93%           0.99%           1.20%           1.41%           2.64%
    Portfolio turnover rate@                          108%            122%            111%            126%            218%


# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                   YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------
                                                        2003          2002          2001          2000
                                                     ---------     ---------     ---------     ---------
CLASS R SHARES
Net Asset Value, beginning of year                   $    6.68     $    8.18     $    9.22     $   10.47
Income from investment operations:
     Net investment income (loss)                         0.16         (0.16)         0.09          0.18
     Net realized and unrealized gains
       (losses) on securities                             1.05         (1.34)        (1.02)        (1.23)
                                                     ---------     ---------     ---------     ---------
         Total from investment
           operations                                     1.21         (1.50)        (0.93)        (1.05)
Less dividends and distributions:
     From net investment income                          (0.03)         0.00         (0.11)        (0.18)
     From net realized gains                              0.00          0.00          0.00         (0.02)
                                                     ---------     ---------     ---------     ---------
         Total distributions                             (0.03)         0.00         (0.11)        (0.20)

Net Asset Value, end of year                         $    7.86     $    6.68     $    8.18     $    9.22
                                                     =========     =========     =========     =========
Total return                                             18.12%       (18.34%)      (10.09%)      (10.18%)
Ratios/Supplemental Data
     Net assets, end of year (000s)                  $      72     $      11     $      14     $       1
     Net expenses to average net assets#,+                2.37%         4.24%         3.07%         0.80%
     Gross expenses to average net assets#,+              2.37%         4.24%         3.07%         0.81%
     Net investment income (loss) to
       average net assets+                                0.01%        (1.77%)       (0.75%)        1.71%
     Portfolio turnover rate@                              108%          122%          111%          126%


# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

+ Certain fees were reimbursed by the management company or its affiliates for the years ended December 31, 2003, 2002 and 2001. Had these fees not been reimbursed, the net expense ratios would have been 2.62% (2003), 19.52% (2002) and 272.77% (2001). The gross expense ratios would have been 2.62% (2003), 19.52% (2002) and 272.77% (2001). The net investment income
     (loss) ratios would have been (0.24%) (2003), (17.05%) (2002) and (270.45%)
     (2001).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                   YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------
                                                        2003          2002          2001          2000
                                                     ---------     ---------     ---------     ---------
CLASS T SHARES
Net Asset Value, beginning of year                   $    6.88     $    8.17     $    9.21     $   10.47
Income from investment operations:
     Net investment income (loss)                         0.21         (0.37)         0.08          0.12
     Net realized and unrealized gains
       (losses) on securities                             1.00         (0.92)        (1.04)        (1.22)
                                                     ---------     ---------     ---------     ---------
         Total from investment
           operations                                     1.21         (1.29)        (0.96)        (1.10)
Less dividends and distributions:
     From net investment income                           0.00^         0.00         (0.08)        (0.14)
     From net realized gains                              0.00          0.00          0.00         (0.02)
                                                     ---------     ---------     ---------     ---------
         Total distributions                              0.00          0.00         (0.08)        (0.16)

Net Asset Value, end of year                         $    8.09     $    6.88     $    8.17     $    9.21
                                                     =========     =========     =========     =========
Total return*                                            17.65%       (15.79%)      (10.44%)      (10.67%)

Ratios/Supplemental Data
     Net assets, end of year (000s)                  $      36     $      13     $     232     $       9
     Net expenses to average net assets#,+                2.73%         2.59%         3.36%         1.30%
     Gross expenses to average net assets#,+              2.73%         2.60%         3.36%         1.32%
     Net investment income (loss) to
       average net assets+                               (0.29%)       (0.31%)       (1.12%)        1.22%
     Portfolio turnover rate@                              108%          122%          111%          126%


^ Distributions from net investment income for the year ended December 31, 2003 aggregated less than $0.01 on a per share basis.

*    Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

+ Certain fees were reimbursed by the management company or its affiliates for the years ended December 31, 2003, 2002 and 2001. Had these fees not been reimbursed, the net expense ratios would have been 3.18% (2003), 14.62% (2002) and 18.37% (2001). The gross expense ratios would have been 3.18% (2003), 14.63% (2002) and 18.37% (2001). The net investment income
     (loss) ratios would have been (0.74%) (2003), (12.34%) (2002) and (16.13%)
     (2001).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2003

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Ten series of shares are currently issued: Balanced, Discovery, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Balanced Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATIONS--An equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of Nasdaq and foreign securities for which an official closing price is provided, at the official closing price. Lacking any sales on that day, the security is valued at the current closing bid price or, in the case of written call options, at the mean between the highest bid and lowest asked quotations, or based on quotes from dealers making a market for the security if the closing bid price is not available. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars.

   Debt securities are valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company's board of directors or, if such prices are not available, at the mean of the bid and asked quotations obtained from securities dealers. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region. The Fund amortizes premiums and discounts on all fixed-income securities.

   If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded, and it is determined that the event has materially affected the value of the security.

   SECURITY TRANSACTIONS--Security transactions are accounted for as of the date the securities are purchased or sold (trade date). Net realized gains and losses are determined on the basis of identified cost, which is also used for federal income tax purposes.

   FOREIGN SECURITIES AND CURRENCY TRANSACTIONS--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations.

   Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

   OPTION WRITING--When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

   FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

   INVESTMENT INCOME--Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends (if any) quarterly and capital gains (if any) annually. Dividends and distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

   EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.

   The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. FEES AND TRANSACTIONS WITH AFFILIATES

ADVISORY FEES--Founders Asset Management LLC ("Founders") serves as investment adviser to the Fund. Founders is an indirect wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.

   In accordance with an investment advisory agreement between the Company and Founders, the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 0.65% of the first $250 million of net assets, 0.60% of the next $250 million of net assets, 0.55% of the next $250 million of net assets, and 0.50% of net assets in excess of $750 million.

   SHAREHOLDER SERVICING AND TRANSFER AGENCY FEES FOR CLASS F SHARES--The Company has a shareholder services agreement with Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus", an affiliate of Founders), whereby the Funds have agreed to compensate DSC for providing certain shareholder servicing functions to holders of Class F shares. During the period from May 1, 2003 through December 31, 2003, the Fund paid DSC a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account considered to be an open account at any time during a given month. Prior to May 1, 2003, the Company had a shareholder services agreement with Founders whereby the Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account considered to be an open account at any time during a given month. During the year ended December 31, 2003, Class F shares were charged $49,444 and $27,599, respectively, pursuant to these shareholder services agreements.

   Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for all of the Fund's share classes. With the exception of out-of-pocket charges, the fees charged by DTI with respect to the Fund's Class F shares are paid by DSC. The out-of-pocket charges from DTI are paid by the Fund. Prior to May 1, 2003, Investors Trust Company ("ITC") was the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC were paid by Founders. The out-of-pocket charges from ITC were paid by the Fund. During the year ended December 31, 2003, Class F shares paid DTI and ITC $49,215 and $17,162, respectively, for out-of-pocket transfer agent charges.

   TRANSFER AGENCY FEES FOR CLASS A, CLASS B, CLASS C, CLASS R, AND CLASS T SHARES--The fees charged by DTI with respect to the Fund's Class A, B, C, R, and T shares are paid by the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $12.73 to $13.34, per shareholder account considered to be an open account at any time during a given month, plus out-of-pocket charges. Class-specific transfer agency fees paid to DTI during the year ended December 31, 2003 were as follows:

                                                                     TRANSFER
                                                                    AGENCY FEES
                                                                    -----------
Class A                                                              $   5,636
Class B                                                              $   4,910
Class C                                                              $   1,165
Class R                                                              $     519
Class T                                                              $     294

   Founders has agreed to reimburse (or to cause its affiliates to reimburse) the Class R and Class T share classes of the Fund for certain transfer agency and printing expenses pursuant to a contractual commitment. This commitment will extend through at least August 31, 2004, and will not be terminated without prior notification to the Company's board of directors. For the year ended December 31, 2003, Class R and Class T were each reimbursed $88, which reduced the amounts paid to DTI to $431 and $206, respectively.

   DISTRIBUTION AND SHAREHOLDER SERVICES PLANS--DSC is also the distributor of the Fund's shares. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing or servicing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year ended December 31, 2003, Class F shares were charged $316,276 pursuant to this Distribution Plan.

   The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under this plan, the Fund pays DSC a fee for distributing its Class B and C shares at the annual rate of 0.75% of the value of the average daily net assets of its Class B and C shares, respectively, and pays DSC a fee for distributing its Class T shares at the annual rate of 0.25% of the average daily net assets of its Class T shares.

   In addition, the Fund has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay DSC an annual fee of 0.25% of the value of their average daily net assets for the provision of certain services.

   Distribution and shareholder servicing fees paid to DSC by the Fund's Class A, B, C, and T shares for the year ended December 31, 2003, were as follows:

                                             DISTRIBUTION       SHAREHOLDER
                                                FEES           SERVICING FEES
                                             ------------      --------------
Class A                                              N/A        $      3,491
Class B                                       $   10,201        $      3,400
Class C                                       $    1,804        $        602
Class T                                       $       49        $         49

   During the year ended December 31, 2003, DSC retained $303 and $41 in sales commissions from the sales of Class A and Class T shares, respectively. DSC also retained $6,150, and $2 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively.

   FUND ACCOUNTING AND ADMINISTRATIVE SERVICES FEES--The Funds have agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Fund on the first $500 million, 0.04% of the average daily net assets of the Fund on the next $500 million, and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services.

   CUSTODIAN FEES--Mellon Bank N.A., a wholly-owned subsidiary of Mellon Financial Corporation, serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian. The custodian has also agreed to a fee waiver for the Funds during the time periods and in the amounts set forth below:

                       TIME PERIOD         AMOUNT OF WAIVER
                       -----------         ----------------
                    9/1/02 to 8/31/03        $    100,000
                    9/1/03 to 8/31/04        $    150,000
                    9/1/04 to 8/31/05        $    200,000
                    9/1/05 to 8/31/06        $    200,000

   The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2003, the Fund's portion of the fee waiver was $1,469. The amount paid to Mellon was reduced by this fee waiver amount.

   DIRECTORS COMPENSATION--The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Other Liabilities on the Statement of Assets and Liabilities. Deferral of directors' fees under the plan does not affect the net assets of the Fund.

   Certain officers of the Company are also officers and/or directors of Founders. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

   OTHER--During the year ended December 31, 2003, Founders reimbursed the Fund for a trading error, the amount of which was not material to the Fund.

3. FEDERAL TAX INFORMATION

Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sale losses, foreign currency transactions, net operating losses, and capital loss carryovers. Permanent differences identified during the year ended December 31, 2003 have been reclassified among the components of net assets as follows:

         UNDISTRIBUTED NET    UNDISTRIBUTED NET REALIZED
         INVESTMENT INCOME         GAINS AND LOSSES         PAID-IN CAPITAL
         -----------------    --------------------------    ---------------
           $     31,717             $     (12,226)            $  (19,491)

   The tax character of distributions paid during 2003 and 2002 was as follows:

                                                 2003            2002
                                                 ----            ----
DISTRIBUTIONS PAID FROM:
Ordinary Income                              $  1,251,556    $   2,165,236
Long-term capital gain                       $          0    $           0
                                             ------------    -------------
                                             $  1,251,556    $   2,165,236

   The tax components of capital represent distribution requirements the Fund must satisfy under the income tax regulations and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below as of December 31, 2003 represent capital loss carryovers that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, may be used to offset future net investment income and thereby reduce future ordinary income distributions. These carryovers expire between December 31, 2008 and December 31, 2011.

   The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2003 are noted below. The primary difference between book and tax appreciation or depreciation is wash sale loss deferrals.

Accumulated Capital Losses                                     $     200,959,111
Post-October Capital Loss Deferral                             $         210,281
Federal Tax Cost                                               $     112,123,090
Gross Tax Appreciation of Investments                          $      13,814,754
Gross Tax Depreciation of Investments                          $      (1,354,846)
Net Tax Appreciation                                           $      12,459,908

4. CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 850 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                  YEAR                                  YEAR
                                                  ENDED                                 ENDED
                                                12/31/03                              12/31/02
                                      -------------------------------    ----------------------------------
                                         SHARES            AMOUNT            SHARES              AMOUNT
                                      ------------    ---------------    ---------------    ---------------
CLASS A
      Sold                                  42,130    $       310,574             78,405    $       605,345
      Dividends or Distributions
         Reinvested                          1,330    $         9,742              1,046    $         7,280
      Redeemed                             (29,893)   $      (222,023)           (43,543)   $      (307,637)
      NET INCREASE                          13,567    $        98,293             35,908    $       304,988
CLASS B
      Sold                                  76,899    $       556,448             38,811    $       277,704
      Dividends or Distributions
         Reinvested                            138    $           971                 69    $           461
      Redeemed                             (44,160)   $      (312,592)           (43,542)   $      (306,716)
      NET INCREASE (DECREASE)               32,877    $       244,827             (4,662)   $       (28,551)
CLASS C
      Sold                                  18,745    $       122,311             24,035    $       171,946
      Dividends or Distributions
         Reinvested                              2    $            10                  0    $             0
      Redeemed                             (18,304)   $      (128,631)           (47,882)   $      (323,197)
      NET INCREASE (DECREASE)                  443    $        (6,310)           (23,847)   $      (151,251)
CLASS F
      Sold                               2,774,685    $    19,677,956          3,379,558    $    25,710,382
      Dividends or Distributions
         Reinvested                        164,539    $     1,202,840            288,655    $     2,097,722
      Redeemed                          (7,225,827)   $   (51,960,176)       (20,429,796)   $  (151,138,318)
      NET DECREASE                      (4,286,603)   $   (31,079,380)       (16,761,583)   $  (123,330,214)
CLASS R
      Sold                                   7,391    $        55,000              5,874    $        40,000
      Dividends or Distributions
         Reinvested                             15    $           114                  0    $             0
      Redeemed                                  (0)   $            (0)            (5,874)   $       (39,706)
      NET INCREASE                           7,406    $        55,114                  0    $           294
CLASS T
      Sold                                   2,530    $        19,657                365    $         2,456
      Dividends or Distributions
         Reinvested                              1    $            11                  0    $             0
      Redeemed                                  (0)   $            (0)           (26,771)   $      (221,569)
      NET INCREASE (DECREASE)                2,531    $        19,668            (26,406)   $      (219,113)

5. INVESTMENT TRANSACTIONS

For the year ended December 31, 2003, purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) were $110,480,479 and $150,034,431, respectively. Purchases and sales of long-term U.S. government obligations were $18,639,343 and $18,747,960, respectively.

6. CALL OPTIONS WRITTEN

Transactions in options written during the year ended December 31, 2003 were as follows:

                                                     NUMBER OF        PREMIUMS
                                                     CONTRACTS        RECEIVED
                                                    -----------     ------------
Options outstanding at December 31, 2002                      0     $          0
Options written                                           1,500          160,440
Options terminated in closing purchase transactions      (1,160)        (104,512)
Options expired                                            (170)         (30,939)
Options exercised                                          (170)         (24,989)
                                                    -----------     ------------
Options outstanding at December 31, 2003                      0     $          0
                                                    ===========     ============


7. LINE OF CREDIT

The Company has a line of credit arrangement ("LOC") with State Street Bank and Trust Company, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $50 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $50 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2003, the Fund did not have any borrowings under the LOC.

8. LEGAL MATTERS

PFEIFFER V. THE DREYFUS CORPORATION
On December 9, 2003, a purported shareholder in the Dreyfus Premier NexTech Fund brought an action against Dreyfus seeking to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to the Dreyfus Founders Funds (other than Dreyfus Founders Money Market Fund) and two Dreyfus Premier Funds. Plaintiff claims that the funds were closed to new investors but that Dreyfus nonetheless improperly continued to charge Rule 12b-1 fees for marketing and distribution services in violation of Section 36(b) of the Investment Company Act of 1940 and in breach of its common law fiduciary duties. Plaintiff also seeks to recover a portion of the investment advisory fees charged to the closed funds while Dreyfus was "in breach of its fiduciary duties" and to enjoin Dreyfus from collecting additional 12b-1 fees from those funds, as well as an award of attorneys' fees and litigation expenses.

HAYS V. MELLON FINANCIAL CORP., ET AL.
On January 30, 2004, a purported shareholder in the Dreyfus Disciplined Stock Fund filed a class action against Mellon Financial Corporation, Mellon Bank, Dreyfus, Founders, and the directors of the Dreyfus Founders Funds and all or substantially all of the Dreyfus Funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of Sections 34(b), 36(b), and 48(a) of the Investment Company Act of 1940, Section 215 of the Investment Advisers Act of 1940, and common law claims. The action seeks to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to various funds for marketing and distribution services. More specifically, the Plaintiff claims, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus and Dreyfus Founders Funds over other funds, and that such payments were not disclosed to investors. In addition, Plaintiff asserts that economies of scale and soft-dollar benefits were not passed on to investors. Plaintiff further alleges that 12b-1 fees charged to certain funds that were closed to new investors were also improper. The complaint seeks compensatory and punitive damages, rescission of the advisory contracts, an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses.

These actions will be defended vigorously, and management of the Fund believes they are without merit.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Balanced Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Denver, Colorado
February 12, 2004

OTHER TAX INFORMATION
(UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2003, 73.11% qualified for the dividends received deduction available to the Fund's corporate shareholders.

QUALIFIED DIVIDEND INCOME
For the year ended December 31, 2003, the Fund designated 67% of the ordinary income distributions paid as qualified dividend income subject to reduced income tax rates for taxpayers with taxable accounts.

YOUR BOARD REPRESENTATIVES
(UNAUDITED)

The Board of Directors of the Company oversees all 10 Dreyfus
Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below along with the year in which they joined the Board in parentheses, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 75, resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

DIRECTORS
EUGENE H. VAUGHAN, CFA, 70. Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan Nelson Investment Management, LP, an investment counseling firm. Director, Encore Bank. Director, Greater Houston Partnership, and Chairman, Center for Houston's Future, both of which are non-profit organizations. Founding Chairman and former Governor, Association for Investment Management and Research. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation. (1970)

ALAN S. DANSON, 64. Private investor. Formerly, President and Director, D.H. Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Formerly, Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service (1996 to 1999). Director, CaseShare Systems, LLP, a document management company. Director, Gore Range Natural Science School and The Les Streeter Programs, Inc., both of which are non-profit organizations. (1991)

JOAN D. MANLEY, 71. Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. (1960 to 1984). Director, Sara Lee Corporation and Moore Wallace Corporation, a printing company. (1998)

ROBERT P. MASTROVITA, 59. Private Investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy. (1998)

TRYGVE E. MYHREN, 67. President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Meguntucook Funds, a venture capital firm (1998 to Present). Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and Communications Corporation (now Time Warner cable) (1981 to 1988). Director, Advanced Marketing Services, Inc. Trustee and Chairman of Finance Committee, the University of Denver. Trustee, U.S. Ski and Snowboard Team Foundation and the Denver Art Museum. (1996)

GEORGE W. PHILLIPS, 65. Retired. Vice Chairman of the Board, Chairman of the Finance Committee, and Chairman of the Investment Committee, Children's Medical Center of Boston. Formerly, President and Chief Executive Officer of Warren Bancorp, Inc. and Warren Five Cents Savings Bank (1992 to 1997). (1998)

JAY A. PRECOURT, 66. Chairman, CEO, and Director, Scissor Tail Energy, LLC (2000 to present). Managing General Partner, Precourt Interests, Ltd., an energy and investments company (1995 to present). President, Skylark Enterprises, Inc., a ranching and real estate business. Formerly, President, CEO, Vice Chairman and Director, Tejas Energy, LLC and predecessor companies (1987 to 1999). Director, Halliburton Company, an energy services company. Director, The Timken Company, a manufacturing company. Director, Apache Corporation, an oil and gas company. Chairman and Director, Hermes Consolidated, Inc., an energy transportation and crude oil refining company. (1983)

PRINCIPAL OFFICERS

RICHARD W. SABO, 46. President of the Funds since 2000 and Principal Executive Officer of the Funds since 2002. Founders' President and Chief Executive Officer, Member of Founders' Board of Managers and Director of Dreyfus (1998 to present). Executive Vice President of DSC since 2003. Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 46. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President-Administration and Treasurer. Vice President of DSC since 2003. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 48. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President-Legal, General Counsel and Secretary. Assistant Secretary of DSC since 2003. Employed by Founders and its predecessor company since 1996.

ROBERT T. KELLY, 34. Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Funds since 2003. Founders' Vice President of Portfolio Accounting since 2000. Formerly, Assistant Treasurer of the Funds (2000 to 2003), and Head of Equity Desk for ABN Amro Trust Company (Cayman) Limited (1998 to 2000).

WILLIAM G. GERMENIS, 33. Anti-Money Laundering Compliance Officer for the Class A, Class B, Class C, Class R, and Class T shares of the Funds since 2002 and for the Class F shares of the Funds since 2003. Vice President of MBSC, LLC since 2002. Vice President and Anti-Money Laundering Compliance Officer of DSC and Anti-Money Laundering Compliance Officer of investment companies managed by Dreyfus. Employed by DSC since 1998.

The directors and officers may be contacted at Founders' address appearing on the back cover, except for Mr. Germenis who can be contacted at 200 Park Avenue, New York, New York 10166.

                              For More Information


                                        DREYFUS FOUNDERS
                                        BALANCED FUND
                                        200 Park Avenue
                                        New York, NY  10166

                                        MANAGER

                                        Founders Asset Management LLC
                                        210 University Boulevard, Suite 800
                                        Denver, CO  80206

                                        TRANSFER AGENT &
                                        DIVIDEND DISBURSING AGENT
To obtain information:
---------------------------------       Dreyfus Transfer, Inc.
BY TELEPHONE                    |       200 Park Avenue
Call your financial             |       New York, NY  10166
representative or               |
1-800-554-4611                  |
                                |       DISTRIBUTOR
BY MAIL  Write to:              |
Dreyfus Founders Funds          |       Dreyfus Service Corporation
144 Glenn Curtiss Boulevard     |       200 Park Avenue
Uniondale, NY  11556-0144       |       New York, NY 10166







Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(C)2004 Dreyfus Service Corporation                                    086AR1203

        Dreyfus Founders
        Discovery Fund

        Dreyfus Founders Discovery Fund is closed to new investors. Please see the prospectus for additional information.




        ANNUAL REPORT     December 31, 2003



[GRAPHIC]








                                                YOU, YOUR ADVISOR AND
                                                (R) DREYFUS LOGO
                                                A MELLON FINANCIAL COMPANY(SM)

TABLE OF CONTENTS

Management Overview                          3

Statement of Investments                    12

Statement of Assets and Liabilities         18

Statement of Operations                     20

Statements of Changes in Net Assets         21

Financial Highlights                        22

Notes to Financial Statements               28

Report of Independent Auditors              38

Your Board Representatives                  39




The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. Companies appearing in bold print on pages 3-11 were owned by the Fund on December 31, 2003. The amounts of these holdings are included in the Statement of Investments.

      -  NOT FDIC-INSURED   -  NOT BANK-GUARANTEED   -  MAY LOSE VALUE

MANAGEMENT OVERVIEW

[PHOTO OF ROBERT AMMANN]

A DISCUSSION WITH PORTFOLIO MANAGER ROBERT AMMANN, CFA

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2003?

For the one-year period ended December 31, 2003, the Dreyfus Founders Discovery Fund underperformed its benchmark, the Russell 2000 Growth Index. The Index posted a total return of 48.54% for the period.

WHAT ECONOMIC OR MARKET DYNAMICS SET THE INVESTING ENVIRONMENT DURING THE
PERIOD?

Following the market low set in March, as confidence increased that the Iraqi conflict would move toward resolution, other market and economic dynamics took the lead in dictating the market's direction. The favorable dynamics of strong corporate profit growth, robust economic growth, an accommodative monetary policy, favorable inflation picture and a favorable dividend and capital gains tax environment helped drive the market's strong returns. However, some potential market negatives during the year that were of concern included a growing budget deficit, weak dollar, market valuation, continued geopolitical instability and perhaps increasing concern that the Fed's accommodative monetary policy could reverse in 2004.

[SIDE NOTE]

"THE 2003 MARKET BIAS FAVORED HIGHER RISK, LOWER QUALITY COMPANIES AS STOCKS OF MONEY-LOSING COMPANIES IN THE INDEX SIGNIFICANTLY OUTPERFORMED STOCKS OF PROFITABLE COMPANIES."

   The strong market returns this year had an added dynamic which dramatically favored higher-risk asset classes. Within the small-capitalization market we saw a continuation of the trend toward a "micro-cap bias." In fact, when analyzing the returns of the Russell 2000 Growth Index by sorting the Index into quintiles based on market capitalization, the largest capitalization quintile of the Index returned 39.69%, while the smallest cap quintile returned 68.29%, or over 28 percentage points of greater relative returns.(1) However, the Fund, with its large asset base, often finds it difficult to take positions in many of these extremely small companies, as liquidity prevents it from building a meaningful position.

   The market bias not only favored smaller, but also lower quality, companies. Stocks of money-losing companies in the Index significantly outperformed stocks of profitable companies. As a group, stocks priced under $5 posted over 132% in gains for the year. And, when analyzing

----------
(1)Source: Prudential Financial, "Small-Cap and Mid-Cap Perspectives," Steven G. DeSanctis, CFA

[SIDENOTE]

PERFORMANCE HIGHLIGHTS

- The strong market returns this year had a dynamic which dramatically favored higher-risk asset classes. The market favored lower quality, lower priced, money-losing companies, as well as smaller market-cap companies, as was demonstrated in its micro-cap bias.

- The Fund enjoyed a considerable overall benefit within the financials sector due to a significant underweight position in this lagging sector.

- Strong stock selection within the consumer discretionary sector offset the Fund's overweight position in this slightly lagging sector versus the Index.

-  Fund performance was negatively impacted by a relatively high cash position.

- The Fund suffered significant negative relative performance on an overall basis within the healthcare sector, with the bulk of the underperformance a result of a select few relatively poor performing stocks.

the returns of the Russell 2000 Growth Index by sorting the Index into quintiles based on volatility, the highest beta quintile of stocks posted over a 73% return. Finally, quality, as measured by return on equity (ROE), significantly favored the lowest ROE quintile category within the Index.(2)

WHAT MANAGEMENT DECISIONS POSITIVELY CONTRIBUTED TO FUND PERFORMANCE?

The Fund enjoyed a considerable overall benefit within the financials sector due to a significant underweight position in this lagging sector. While stock selection in the sector was relatively poor, this impact was significantly counterbalanced by the Fund's underweight position, which was held due to the liquidity constraints many of the small-cap financial holdings pose, and also because of the concern that as we neared the end of an interest rate easing cycle, financials may underperform.

   Strong stock selection within the consumer discretionary sector offset the Fund's overweight position in this slightly lagging sector versus the Index. In fact, the Fund's largest positive contributor from an individual stock perspective came from HARMAN INTERNATIONAL INDUSTRIES, INC. Harman is a provider of audio and other electronics to the consumer and automobile

----------
(2)Source: Prudential Equity Group, Inc., "Fearless Forecast 2004," January 2004

[SIDENOTE]

     LARGEST EQUITY HOLDINGS  (ticker symbol)
        1.  Fairmont Hotels & Resorts, Inc.  (FHR)              1.85%
        2.  Marvel Enterprises, Inc.  (MVL)                     1.75%
        3.  Medicis Pharmaceutical Corporation  (MRX)           1.72%
        4.  Macrovision Corporation  (MVSN)                     1.69%
        5.  Advance Auto Parts, Inc.  (AAP)                     1.61%
        6.  Brooks Automation, Inc.  (BRKS)                     1.59%
        7.  National-Oilwell, Inc.  (NOI)                       1.57%
        8.  Harman International Industries, Inc.  (HAR)        1.52%
        9.  Advanced Neuromodulation Systems, Inc.  (ANSI)      1.50%
        10. Guitar Center, Inc.  (GTRC)                         1.44%

     Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

original equipment manufacturer (OEM) markets, and appreciated sharply as a result of high quality earnings results that were driven by automotive OEMs' adoption of Harman's newer infotainment solutions. Specialty retail was another bright spot for the Fund, as holdings such as ADVANCE AUTO PARTS, INC. and Tractor Supply Company performed well. The Fund benefited from strong stock selection in the restaurant industry as well,

[SIDENOTE]

[CHART]

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Discovery Fund on 12/31/93 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

      The Russell 2000 Index is a widely recognized, unmanaged small-cap index comprising common stocks of the 2,000 U.S. public companies next in size after the largest 1,000 publicly traded U.S. companies. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The total return figures cited for this index assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

due in part to the strong performance of RUBY TUESDAY, INC., a leader in the bar and grill segment, which continued to demonstrate favorable operational results.

   Fund holdings in the industrials sector saw some standout performance that helped neutralize the negative impact of the Fund's relative overweight position in this slightly lagging sector. Some of the strongest performance was seen among many of the Fund's for-profit education-related companies

[SIDENOTE]

   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03

                                          1             5             10          SINCE
CLASS  (INCEPTION DATE)                  YEAR         YEARS         YEARS       INCEPTION
------------------------------------------------------------------------------------------
CLASS A SHARES  (12/31/99)
 With sales charge (5.75%)               28.59%           --            --          (10.20%)
 Without sales charge                    36.41%           --            --           (8.87%)
CLASS B SHARES  (12/31/99)
 With redemption*                        31.05%           --            --          (10.30%)
 Without redemption                      35.05%           --            --           (9.67%)
CLASS C SHARES  (12/31/99)
 With redemption**                       34.16%           --            --           (9.65%)
 Without redemption                      35.16%           --            --           (9.65%)
CLASS F SHARES  (12/29/89)               36.45%         6.03%         9.66%          13.52%
CLASS R SHARES  (12/31/99)               36.87%           --            --           (8.63%)
CLASS T SHARES  (12/31/99)
 With sales charge (4.50%)               29.83%           --            --          (10.33%)
 Without sales charge                    35.98%           --            --           (9.29%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions and adjustments for financial statement purposes. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. There are risks associated with small-cap investing such as limited product lines, less liquidity, and small market share.

   *The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

   **The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

such as EDUCATION MANAGEMENT CORPORATION, where strong enrollment growth translated into strong earnings growth. Stericycle, Inc., a medical waste management company, also performed well as it continued to see steady customer demand and new opportunities for selling more value-added service offerings. The Fund also benefited from strong returns in many transportation-related companies in the portfolio, namely airfreight and logistics companies UTI WORLDWIDE, INC. and PACER INTERNATIONAL, INC., as well as from trucking companies such as J.B. HUNT TRANSPORT SERVICES, INC. and WERNER ENTERPRISES, INC.

   Aside from the few disappointments in the healthcare sector as is discussed below, the Fund generally saw strong stock selection across many of its healthcare holdings. Fund performance was positively impacted by the strong performance of SELECT MEDICAL CORPORATION, a long-term acute care hospital and outpatient rehabilitation services company, as it realized strong growth and the added tailwind of a more favorable reimbursement environment. TARO PHARMACEUTICAL INDUSTRIES LIMITED, INTEGRA LIFESCIENCES HOLDINGS, ODYSSEY HEALTHCARE, INC., and ANDRX CORPORATION were also meaningful contributors during the period.

[SIDENOTE]

[CHART]

PORTFOLIO COMPOSITION

Information Technology            25.15%
Consumer Discretionary            21.64%
Healthcare                        21.23%
Industrials                       18.16%
Energy                             4.63%
Financials                         2.14%
Materials                          1.88%
Consumer Staples                   1.77%
Telecommunications Services        1.27%
Cash & Equivalents                 2.13%

   The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

   Other less-significant positive impacts on performance included a zero weighting in the utilities sector, which was the weakest performing sector of the Index. The Fund also benefited from participation in initial public offerings (IPOs) over the period.

WHAT FACTORS DETRACTED FROM THE FUND'S 12-MONTH PERFORMANCE?

Fund performance was negatively impacted by a relatively high cash position, which averaged about 9.5% over the period. This had a dampening impact on Fund performance, as the market returns were quite strong. Progress was made in reducing the cash position during the fourth quarter of the year.

   The Fund suffered significant negative relative performance on an overall basis within the healthcare sector. While the Fund saw a modest negative impact from being slightly overweight this sector, the bulk of the relative underperformance was a result of a select few relatively poor performing stocks. The most significant of these, and the Fund's largest negative contributor from an individual stock standpoint, was Accredo Health, Inc., a contract pharmacy services company, which fell sharply early in the year as it lowered expectations due to both competition in specific product areas and acquisition integration challenges. Other poor performers within the sector included AMN Healthcare Services, Inc., a nurse staffing company, which also fell sharply as customer demand for temporary nurse staffing slowed. The Fund's holdings within the hospital industry, namely Lifepoint Hospitals, Inc. and Community Health Systems, Inc. also performed poorly due to rotation into more economically sensitive holdings as well as slowing admission trends. Charles River Laboratories International, Inc., a research models company, lagged after slightly lowering earnings guidance early in the year.

   Despite information technology being a strong-performing sector for the period, the Fund suffered from an underweight position in this sector, and to a lesser extent, from stock selection as well. From a stock standpoint, Fund performance lagged primarily due to the impact of two stocks: Tech Data Corporation, a technology distributor, which fell early during the period after revising downward their fiscal year 2003 earnings guidance and announcing a large acquisition; and Cree, Inc., a light emitting diode (LED) company, which exhibited weakness related to a lawsuit filed by the former founder and brother of the company's current chairman.

   The energy sector was another poor relative performer for the Fund primarily due to weak stock selection and, to a lesser extent, the timing of our overweight position. The primary detractor within the sector was Tidewater, Inc., which despite strong commodity prices, did not see this translate into a significant business recovery for its supply boat services. The Fund also maintained a slight underweight within the strong-performing exploration and production industry versus the Index.

   Poor stock selection and an underweight position within the telecommunication services sector, the best performing sector in the Index for the period, also impeded overall Fund performance. The primary impact came from the performance of Boston Communications Group, Inc., a provider of billing and processing services for wireless carriers, which fell after revealing its largest customer, Verizon Wireless, was considering bringing in-house some services historically provided by Boston Communications.

   While the Fund was underweight the somewhat more defensive and slower growth materials and consumer staples sectors, weak stock selection more than offset this potential positive. Within the materials sector, RPM International, Inc., an industrial coating and sealant company, performed poorly as a result of potential asbestos liability concerns. Consumer staples stock selection was negatively impacted by the performance of Duane Reade, Inc. and American Italian Pasta Company.

   Additional detractors to performance were other stock-specific disappointments including Alloy, Inc., which proved to be the second-largest negative contributor from an individual stock perspective. Alloy, a teen direct marketing and media company, fell sharply after missing earnings expectations due to unexpected higher fulfillment costs and more promotional activity. Other significant negative contributors to relative performance include Atlantic Coast Airlines Holdings, Inc. and Scholastic Corporation.

WHAT CHANGES WERE MADE TO FUND COMPOSITION DURING THE PERIOD?

We are pleased to have been able to continue to lower the cash position from recent levels in excess of 10% to a year-end level around 3% of assets. This is also reflected in the number of holdings in the portfolio having increased from 101 at the beginning of the year to 119 as we ended 2003. Many of these new holdings were in the technology sector where we have worked hard to identify smaller or micro-cap companies we believe are more attractively valued than some larger counterparts.

Our strategy for the Fund remains consistent. We will continue to utilize our bottom-up process to seek companies we believe are capable of posting strong future earnings growth and that are valued attractively. While 2003 was not a year that favored "higher quality" within the small-cap sector, we will continue to maintain our discipline of remaining "concept stock" averse, preferring to primarily own companies we can value on earnings rather than stocks that trade on short-term news and psychology.


/s/ Robert Ammann

Robert Ammann, CFA
Portfolio Manager

STATEMENT OF INVESTMENTS
December 31, 2003


SHARES                                                                MARKET VALUE
----------------------------------------------------------------------------------
COMMON STOCKS (DOMESTIC)-91.5%

AEROSPACE & DEFENSE-1.5%
  264,285      KVH Industries, Inc.*                                $    7,259,900
  191,495      ManTech International Corporation*                        4,777,800
                                                                    --------------
                                                                        12,037,700
                                                                    --------------
AIR FREIGHT & LOGISTICS-1.8%
  176,000      Forward Air Corporation*                                  4,840,000
  472,120      Pacer International, Inc.*                                9,546,266
                                                                    --------------
                                                                        14,386,266
                                                                    --------------
ALTERNATIVE CARRIERS-1.3%
1,177,825      Premiere Technologies, Inc.*                             10,376,638
                                                                    --------------
APPAREL, ACCESSORIES & LUXURY GOODS-1.0%
  144,220      Columbia Sportswear Company*                              7,859,990
                                                                    --------------
APPLICATION SOFTWARE-3.1%
  211,455      Altiris, Inc.*                                            7,713,878
  104,050      Ansys, Inc.*                                              4,130,785
  200,440      Cadence Design Systems, Inc.*                             3,603,911
  344,275      Concur Technologies, Inc.*                                3,332,582
  121,725      Hyperion Solutions Corporation*                           3,668,792
  110,975      Manhattan Associates, Inc.*                               3,067,349
                                                                    --------------
                                                                        25,517,297
                                                                    --------------
BROADCASTING & CABLE TV-1.4%
  529,525      Cumulus Media, Inc.*                                     11,649,550
                                                                    --------------
BUILDING PRODUCTS-0.7%
  151,270      Trex Company, Inc.*                                       5,745,235
                                                                    --------------
CASINOS & GAMING-0.3%
   75,925      Shuffle Master, Inc.*                                     2,628,524
                                                                    --------------

[SIDENOTE]

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

AU   Australia
AT   Austria
BD   Bermuda
BE   Belgium
BR   Brazil
CA   Canada
CI   Channel Islands
CN   China
DE   Denmark
FI   Finland
FR   France
GE   Germany
GR   Greece
HK   Hong Kong
ID   Indonesia
IE   Ireland
IN   India
IS   Israel
IT   Italy
JA   Japan
KR   South Korea
LU   Luxembourg
MA   Malaysia
NE   Netherlands
NW   Norway
PT   Portugal
PU   Puerto Rico
SA   South Africa
SG   Singapore
SP   Spain
SW   Sweden
SZ   Switzerland
TH   Thailand
TW   Taiwan
UK   United Kingdom
VI   Virgin Islands

SHARES                                                                MARKET VALUE
----------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT-5.8%
  942,452      Arris Group, Inc.*                                   $    6,823,352
  246,025      Avocent Corporation*                                      8,984,833
  225,570      Harris Corporation                                        8,560,382
  115,980      NetScreen Technologies, Inc.*                             2,870,505
  294,975      Polycom, Inc.*                                            5,757,912
  494,730      Powerwave Technologies, Inc.*                             3,784,685
   73,110      SafeNet, Inc.*                                            2,249,595
1,847,522      Stratex Networks, Inc.*                                   7,851,969
                                                                    --------------
                                                                        46,883,233
                                                                    --------------
CONSTRUCTION & ENGINEERING-1.3%
  179,800      Chicago Bridge & Iron Company NV NY Shares                5,196,220
  111,155      Jacobs Engineering Group, Inc.*                           5,336,552
                                                                    --------------
                                                                        10,532,772
                                                                    --------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS-0.5%
  242,925      Wabtec Corporation                                        4,139,442
                                                                    --------------
CONSUMER ELECTRONICS-1.5%
  167,725      Harman International Industries, Inc.                    12,408,296
                                                                    --------------
DISTILLERS & VINTNERS-0.7%
  160,840      Constellation Brands, Inc.*                               5,296,461
                                                                    --------------
DIVERSIFIED COMMERCIAL SERVICES-4.1%
   86,150      Corinthian Colleges, Inc.*                                4,786,494
  289,760      Education Management Corporation*                         8,994,150
  221,390      Kroll, Inc.*                                              5,756,140
  280,089      LECG Corporation*                                         6,411,237
   47,685      Strayer Education, Inc.                                   5,189,559
   71,950      Universal Technical Institute, Inc.*                      2,158,500
                                                                    --------------
                                                                        33,296,080
                                                                    --------------
ELECTRICAL COMPONENTS & EQUIPMENT-1.0%
  175,050      AMETEK, Inc.                                              8,447,913
                                                                    --------------
ELECTRONIC EQUIPMENT MANUFACTURERS-2.1%
  487,560      Aeroflex, Inc.*                                           5,699,576
  180,875      FLIR Systems, Inc.*                                       6,601,938
  301,925      RadiSys Corporation*                                      5,090,456
                                                                    --------------
                                                                        17,391,970
                                                                    --------------
ELECTRONIC MANUFACTURING SERVICES-0.2%
  106,525      TTM Technologies, Inc.*                                   1,798,142
                                                                    --------------
ENVIRONMENTAL SERVICES-2.1%
  174,565      Stericycle, Inc.*                                         8,152,186
  231,100      Waste Connections, Inc.*                                  8,728,647
                                                                    --------------
                                                                        16,880,833
                                                                    --------------
FOOD RETAIL-0.3%
   31,365      Whole Foods Market, Inc.*                                 2,105,532
                                                                    --------------

* NON-INCOME PRODUCING.

  SEE NOTES TO FINANCIAL STATEMENTS.

SHARES                                                                MARKET VALUE
----------------------------------------------------------------------------------
GENERAL MERCHANDISE STORES-0.6%
  163,585      Tuesday Morning Corporation*                         $    4,948,446
                                                                    --------------
HEALTHCARE DISTRIBUTORS-2.6%
  250,925      Fisher Scientific International, Inc.*                   10,380,767
  154,311      Henry Schein, Inc.*                                      10,428,337
                                                                    --------------
                                                                        20,809,104
                                                                    --------------
HEALTHCARE EQUIPMENT-3.3%
  265,725      Advanced Neuromodulation Systems, Inc.*                  12,218,036
  559,950      Alaris Medical Systems, Inc.*                             8,516,840
  117,680      Integra LifeSciences Holdings*                            3,369,178
  137,400      VISX, Inc.*                                               3,180,810
                                                                    --------------
                                                                        27,284,864
                                                                    --------------
HEALTHCARE FACILITIES-1.3%
  661,635      Select Medical Corporation                               10,771,418
                                                                    --------------
HEALTHCARE SERVICES-2.5%
  327,287      Odyssey Healthcare, Inc.*                                 9,576,418
  411,485      SFBC International, Inc.*                                10,929,042
                                                                    --------------
                                                                        20,505,460
                                                                    --------------
HEALTHCARE SUPPLIES-1.2%
  169,800      Merit Medical Systems, Inc.*                              3,779,748
  320,510      Sola International, Inc.*                                 6,025,588
                                                                    --------------
                                                                         9,805,336
                                                                    --------------
HOME ENTERTAINMENT SOFTWARE-0.7%
  361,630      Sonic Solutions*                                          5,532,939
                                                                    --------------
HOME FURNISHINGS-1.4%
  399,800      Furniture Brands International, Inc.                     11,726,134
                                                                    --------------
HOTELS, RESORTS & CRUISE LINES-1.3%
  310,125      Choice Hotels International, Inc.*                       10,931,906
                                                                    --------------
INDUSTRIAL MACHINERY-1.0%
  225,300      Actuant Corporation*                                      8,155,860
                                                                    --------------
INTERNET SOFTWARE & SERVICES-0.7%
  123,040      j2 Global Communications, Inc.*                           3,047,701
  159,057      United Online, Inc.*                                      2,670,567
                                                                    --------------
                                                                         5,718,268
                                                                    --------------
IT CONSULTING & OTHER SERVICES-1.7%
  503,800      CIBER, Inc.*                                              4,362,908
  969,465      Lionbridge Technologies, Inc.*                            9,316,559
                                                                    --------------
                                                                        13,679,467
                                                                    --------------
LEISURE PRODUCTS-3.4%
  241,850      Leapfrog Enterprises, Inc.*                               6,416,281
  489,320      Marvel Enterprises, Inc.*                                14,244,105
   78,000      Polaris Industries, Inc.                                  6,909,240
                                                                    --------------
                                                                        27,569,626
                                                                    --------------
MANAGED HEALTHCARE-0.9%
  180,325      Amerigroup Corporation*                                   7,690,861
                                                                    --------------

SHARES                                                                MARKET VALUE
----------------------------------------------------------------------------------
OIL & GAS DRILLING-0.4%
  173,725      Pride International, Inc.*                           $    3,238,234
                                                                    --------------
OIL & GAS EQUIPMENT & SERVICES-2.8%
   83,150      Carbo Ceramics, Inc.                                      4,261,438
  572,395      National-Oilwell, Inc.*                                  12,798,752
  635,225      Superior Energy Services, Inc.*                           5,971,115
                                                                    --------------
                                                                        23,031,305
                                                                    --------------
OIL & GAS EXPLORATION & PRODUCTION-1.4%
  157,235      Pioneer Natural Resources Company*                        5,020,514
  199,600      Quicksilver Resources, Inc.*                              6,447,080
                                                                    --------------
                                                                        11,467,594
                                                                    --------------
PHARMACEUTICALS-7.9%
  389,350      Andrx Corporation*                                        9,359,974
  512,880      Impax Laboratories, Inc.*                                 7,380,343
  169,437      K-V Pharmaceuticals Company*                              4,320,644
  196,876      Medicis Pharmaceutical Corporation Class A               14,037,259
  163,290      MGI Pharma, Inc.*                                         6,719,384
   68,575      Pharmaceutical Resources, Inc.*                           4,467,661
  136,800      Taro Pharmaceutical Industries Limited*                   8,823,600
  188,050      Salix Pharmaceuticals Limited*                            4,263,094
  205,100      Valeant Pharmaceuticals International                     5,158,265
                                                                    --------------
                                                                        64,530,224
                                                                    --------------
PUBLISHING-0.8%
  126,820      Getty Images, Inc.*                                       6,357,487
                                                                    --------------
REGIONAL BANKS-0.7%
  136,990      Southwest Bancorporation of Texas, Inc.                   5,322,062
                                                                    --------------
RESTAURANTS-2.7%
   95,615      Krispy Kreme Doughnuts, Inc.*                             3,499,509
  262,112      Rare Hospitality International, Inc.*                     6,406,017
  147,444      Red Robin Gourmet Burgers, Inc.*                          4,488,195
  279,235      Ruby Tuesday, Inc.                                        7,955,405
                                                                    --------------
                                                                        22,349,126
                                                                    --------------
SEMICONDUCTOR EQUIPMENT-2.5%
  537,620      Brooks Automation, Inc.*                                 12,994,275
  605,030      Entegris, Inc.*                                           7,774,636
                                                                    --------------
                                                                        20,768,911
                                                                    --------------
SEMICONDUCTORS-5.2%
  307,400      Actel Corporation*                                        7,408,340
  463,500      Artisan Components, Inc.*                                 9,501,750
  396,650      Fairchild Semiconductor Corporation Class A*              9,904,351
   48,110      OmniVision Technologies, Inc.*                            2,658,078
  366,200      Semtech Corporation*                                      8,323,726
  180,775      Sigmatel, Inc.*                                           4,461,527
                                                                    --------------
                                                                        42,257,772
                                                                    --------------

* NON-INCOME PRODUCING.

  SEE NOTES TO FINANCIAL STATEMENTS.

SHARES                                                                MARKET VALUE
----------------------------------------------------------------------------------
SPECIALTY CHEMICALS-0.9%
  145,600      Valspar Corporation                                  $    7,195,552
                                                                    --------------
SPECIALTY STORES-5.3%
  161,320      Advance Auto Parts, Inc.*                                13,131,448
  182,665      Cost Plus, Inc.*                                          7,489,265
  361,400      Guitar Center, Inc.*                                     11,774,412
  283,298      Movie Gallery, Inc.*                                      5,292,007
  167,350      PETCO Animal Supplies, Inc.*                              5,095,808
                                                                    --------------
                                                                        42,782,940
                                                                    --------------
STEEL-1.0%
  599,200      Graftech International Limited*                           8,089,200
                                                                    --------------
SYSTEMS SOFTWARE-2.2%
  610,840      Macrovision Corporation*                                 13,798,876
  241,960      Secure Computing Corporation*                             4,333,504
                                                                    --------------
                                                                        18,132,380
                                                                    --------------
TECHNOLOGY DISTRIBUTORS-0.9%
  384,686      Insight Enterprises, Inc.*                                7,232,097
                                                                    --------------
TRADING COMPANIES & DISTRIBUTORS-1.0%
  156,245      Fastenal Company                                          7,802,875
                                                                    --------------
TRUCKING-2.5%
  184,450      JB Hunt Transport Services, Inc.*                         4,981,995
  177,150      Knight Transportation, Inc.*                              4,543,898
  277,945      Overnite Corporation*                                     6,323,249
  249,863      Werner Enterprises, Inc.                                  4,869,830
                                                                    --------------
                                                                        20,718,972
                                                                    --------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$627,756,535)                                                    745,788,294
                                                                    --------------
COMMON STOCKS (FOREIGN)-6.4%
AIR FREIGHT & LOGISTICS-0.7%
  153,500      UTI Worldwide, Inc. (VI)                                  5,822,255
                                                                    --------------
HEALTHCARE EQUIPMENT-0.7%
  136,700      ResMed, Inc. (AU)*                                        5,678,518
                                                                    --------------
HOTELS, RESORTS & CRUISE LINES-1.9%
  556,910      Fairmont Hotels & Resorts, Inc. (CA)                     15,114,537
                                                                    --------------
PHARMACEUTICALS-0.7%
  128,120      Angiotech Pharmaceuticals, Inc. ADR (CA)*                 5,893,520
                                                                    --------------
REINSURANCE-1.5%
  258,510      Platinum Underwriters Holdings Limited (BD)               7,755,300
  210,500      Scottish Re Group Limited (BD)                            4,374,190
                                                                    --------------
                                                                        12,129,490
                                                                    --------------

SHARES                                                                MARKET VALUE
----------------------------------------------------------------------------------
SOFT DRINKS-0.9%
  251,675      Cott Corporation (CA)*                               $    7,049,417
                                                                    --------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$46,491,203)                                                      51,687,737
                                                                    --------------

UNITS                                                                 MARKET VALUE
----------------------------------------------------------------------------------
WARRANTS-0.0%

COMMERCIAL PRINTING-0.0%
    2,368      American Banknote Corporation Warrants, expire 2007*              2
    2,368      American Banknote Corporation Warrants, expire 2007*             24
                                                                    --------------
                                                                                26
                                                                    --------------
TOTAL WARRANTS
(COST-$0)                                                                       26
                                                                    --------------
TOTAL INVESTMENTS-97.9%
(TOTAL COST-$674,247,738)                                              797,476,057
OTHER ASSETS AND LIABILITIES-2.1%                                       17,423,168
                                                                    --------------
NET ASSETS-100.0%                                                   $  814,899,225
                                                                    ==============

* NON-INCOME PRODUCING.

  ADR - AMERICAN DEPOSITARY RECEIPT

  SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003

ASSETS
Investment securities, at cost                                                $   674,247,738
                                                                              ---------------
Investment securities, at market                                                  797,476,057
Cash                                                                                5,723,519
Receivables:
   Investment securities sold                                                      25,333,939
   Capital shares sold                                                              1,008,813
   Dividends                                                                          113,074
Other assets                                                                           39,010
                                                                              ---------------
     Total Assets                                                                 829,694,412
                                                                              ---------------
LIABILITIES
Payables and other liabilities:
   Investment securities purchased                                                  8,750,345
   Capital shares redeemed                                                          4,719,987
   Advisory fees                                                                      572,231
   Shareholder servicing fees                                                          54,187
   Accounting fees                                                                     36,339
   Distribution fees                                                                   87,150
   Transfer agency fees                                                               144,171
   Custodian fees                                                                         380
   Other                                                                              430,397
                                                                              ---------------
     Total Liabilities                                                             14,795,187
                                                                              ---------------
Net Assets                                                                    $   814,899,225
                                                                              ===============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus)                                       $ 1,156,411,959
Accumulated net investment loss                                                       (99,180)
Accumulated net realized loss from security transactions                         (464,641,873)
Net unrealized appreciation on investments                                        123,228,319
                                                                              ---------------
     Total                                                                    $   814,899,225
                                                                              ===============

SEE NOTES TO FINANCIAL STATEMENTS.

Net Assets--Class A                                                           $    79,629,612
Shares Outstanding--Class A                                                         3,058,369
Net Asset Value, Redemption Price Per Share                                   $         26.04
Maximum offering price per share (net asset value plus sales charge of
   5.75% of offering price)                                                   $         27.63

Net Assets--Class B                                                           $    21,009,189
Shares Outstanding--Class B                                                           836,337
Net Asset Value, Offering and Redemption Price (excluding applicable
   contingent deferred sales charge) Per Share                                $         25.12

Net Assets--Class C                                                           $     8,352,391
Shares Outstanding--Class C                                                           332,294
Net Asset Value, Offering and Redemption Price (excluding applicable
   contingent deferred sales charge) Per Share                                $         25.14

Net Assets--Class F                                                           $   638,880,464
Shares Outstanding--Class F                                                        24,587,346
Net Asset Value, Offering and Redemption Price Per Share                      $         25.98

Net Assets--Class R                                                           $    65,239,955
Shares Outstanding--Class R                                                         2,478,266
Net Asset Value, Offering and Redemption Price Per Share                      $         26.32

Net Assets--Class T                                                           $     1,787,614
Shares Outstanding--Class T                                                            69,973
Net Asset Value, Redemption Price Per Share                                   $         25.55
Maximum offering price per share (net asset value plus sales charge of
   4.50% of offering price)                                                   $         26.75

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended December 31, 2003

INVESTMENT INCOME:
   Dividends                                                                  $     1,004,000
   Interest                                                                           712,422
   Foreign taxes withheld                                                              (4,168)
                                                                              ---------------
     Total Investment Income                                                        1,712,254
                                                                              ---------------
EXPENSES:
   Advisory fees--Note 2                                                            5,896,047
   Shareholder servicing fees--Note 2                                                 606,704
   Accounting fees--Note 2                                                            379,728
   Distribution fees--Note 2                                                        1,525,567
   Transfer agency fees--Note 2                                                     1,317,912
   Registration fees                                                                  110,464
   Postage and mailing expenses                                                       183,101
   Custodian fees and expenses--Note 2                                                 18,263
   Printing expenses                                                                  154,611
   Legal and audit fees                                                               177,410
   Directors' fees and expenses--Note 2                                               163,594
   Other expenses                                                                     281,840
                                                                              ---------------
     Total Expenses                                                                10,815,241
     Earnings Credits                                                                  (9,534)
     Waived Expenses                                                                   (4,165)
     Expense Offset to Broker Commissions                                              (4,000)
                                                                              ---------------
     Net Expenses                                                                  10,797,542
                                                                              ---------------
   Net Investment Loss                                                             (9,085,288)
                                                                              ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
SECURITY TRANSACTIONS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain on Security Transactions                                         13,930,958
Net Change in Unrealized Appreciation/Depreciation of Investments                 218,611,635
                                                                              ---------------
   Net Realized and Unrealized Gain                                               232,542,593
                                                                              ---------------
Net Increase in Net Assets Resulting from Operations                          $   223,457,305
                                                                              ===============

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       YEAR ENDED        YEAR ENDED
                                                                        12/31/03          12/31/02
                                                                    ---------------    ---------------
OPERATIONS
Net Investment Loss                                                 $    (9,085,288)   $    (9,642,274)
Net Realized Gain (Loss)                                                 13,930,958       (254,766,071)
Net Change in Unrealized Appreciation / Depreciation                    218,611,635        (84,564,881)
                                                                    ---------------    ---------------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                                    223,457,305       (348,973,226)
                                                                    ---------------    ---------------
CAPITAL SHARE TRANSACTIONS
Net Increase (Decrease)--Note 4
   Class A                                                               (9,822,554)       (13,346,442)
   Class B                                                               (3,591,234)        (5,807,035)
   Class C                                                               (1,821,877)        (4,278,012)
   Class F                                                              (36,105,693)       (73,946,291)
   Class R                                                                5,799,244          2,113,647
   Class T                                                                   68,669           (329,325)
                                                                    ---------------    ---------------
   Net Decrease from Capital Share Transactions                         (45,473,445)       (95,593,458)
                                                                    ---------------    ---------------
   Net Increase (Decrease) in Net Assets                                177,983,860       (444,566,684)

NET ASSETS
   Beginning of year                                                $   636,915,365    $ 1,081,482,049
                                                                    ---------------    ---------------
   End of year (including accumulated net investment
   loss of $99,180 and $0, respectively)                            $   814,899,225    $   636,915,365
                                                                    ===============    ===============

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                              YEAR ENDED DECEMBER 31,
                                                          ---------------------------------------------------------------
                                                              2003             2002             2001             2000
                                                          ------------     ------------     ------------     ------------
CLASS A SHARES
Net Asset Value, beginning of year                        $      19.09     $      28.50     $      34.79     $      40.88
Income from investment operations:
     Net investment loss                                         (0.36)           (0.31)           (0.17)           (0.03)
     Net realized and unrealized gains
       (losses) on securities                                     7.31            (9.10)           (6.02)           (3.45)
                                                          ------------     ------------     ------------     ------------
         Total from investment
           operations                                             6.95            (9.41)           (6.19)           (3.48)
Less dividends and distributions:
     From net investment income                                   0.00             0.00             0.00             0.00
     From net realized gains                                      0.00             0.00            (0.10)           (2.61)
                                                          ------------     ------------     ------------     ------------
         Total distributions                                      0.00             0.00            (0.10)           (2.61)

Net Asset Value, end of year                              $      26.04     $      19.09     $      28.50     $      34.79
                                                          ============     ============     ============     ============
Total return*                                                    36.41%          (33.02%)         (17.78%)          (8.18%)

Ratios/Supplemental Data
     Net assets, end of year (000s)                       $     79,630     $     67,184     $    117,773     $    131,298
     Net expenses to average net assets#                          1.50%            1.35%            1.18%            1.20%
     Gross expenses to average net assets#                        1.50%            1.35%            1.19%            1.24%
     Net investment loss to average
       net assets                                                (1.25%)          (1.08%)          (0.58%)          (0.21%)
     Portfolio turnover rate@                                      130%             128%             110%             108%

*   Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                              YEAR ENDED DECEMBER 31,
                                                          ---------------------------------------------------------------
                                                              2003             2002             2001             2000
                                                          ------------     ------------     ------------     ------------
CLASS B SHARES
Net Asset Value, beginning of year                        $      18.60     $      28.03     $      34.49     $      40.88
Income from investment operations:
     Net investment loss                                         (0.81)           (0.69)           (0.45)           (0.21)
     Net realized and unrealized gains
       (losses) on securities                                     7.33            (8.74)           (5.91)           (3.57)
                                                          ------------     ------------     ------------     ------------
         Total from investment
           operations                                             6.52            (9.43)           (6.36)           (3.78)
Less dividends and distributions:
     From net investment income                                   0.00             0.00             0.00             0.00
     From net realized gains                                      0.00             0.00            (0.10)           (2.61)
                                                          ------------     ------------     ------------     ------------
         Total distributions                                      0.00             0.00            (0.10)           (2.61)

Net Asset Value, end of year                              $      25.12     $      18.60     $      28.03     $      34.49
                                                          ============     ============     ============     ============
Total return*                                                    35.05%          (33.64%)         (18.43%)          (8.92%)

Ratios/Supplemental Data
     Net assets, end of year (000s)                       $     21,009     $     18,804     $     35,845     $     50,883
     Net expenses to average net assets#                          2.56%            2.26%            1.96%            1.94%
     Gross expenses to average net assets#                        2.56%            2.26%            1.97%            1.97%
     Net investment loss to
       average net assets                                        (2.31%)          (1.98%)          (1.35%)          (1.02%)
     Portfolio turnover rate@                                      130%             128%             110%             108%

*   Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                              YEAR ENDED DECEMBER 31,
                                                          ---------------------------------------------------------------
                                                              2003             2002             2001             2000
                                                          ------------     ------------     ------------     ------------
CLASS C SHARES
Net Asset Value, beginning of year                        $      18.60     $      28.05     $      34.51     $      40.88
Income from investment operations:
     Net investment loss                                         (0.94)           (0.86)           (0.48)           (0.19)
     Net realized and unrealized gains
       (losses) on securities                                     7.48            (8.59)           (5.88)           (3.57)
                                                          ------------     ------------     ------------     ------------
         Total from investment
           operations                                             6.54            (9.45)           (6.36)           (3.76)
Less dividends and distributions:
     From net investment income                                   0.00             0.00             0.00             0.00
     From net realized gains                                      0.00             0.00            (0.10)           (2.61)
                                                          ------------     ------------     ------------     ------------
         Total distributions                                      0.00             0.00            (0.10)           (2.61)

Net Asset Value, end of year                              $      25.14     $      18.60     $      28.05     $      34.51
                                                          ============     ============     ============     ============
Total return*                                                    35.16%          (33.69%)         (18.42%)          (8.87%)

Ratios/Supplemental Data
     Net assets, end of year (000s)                       $      8,352     $      7,794     $     17,031     $     25,275
     Net expenses to average net assets#                          2.52%            2.26%            1.96%            1.94%
     Gross expenses to average net assets#                        2.52%            2.27%            1.98%            1.97%
     Net investment loss to
       average net assets                                        (2.28%)          (1.99%)          (1.36%)          (1.01%)
     Portfolio turnover rate@                                      130%             128%             110%             108%

*   Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                       YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------------------------
                                               2003             2002             2001             2000             1999
                                           ------------     ------------     ------------     ------------     ------------
CLASS F SHARES
Net Asset Value, beginning of year         $      19.04     $      28.45     $      34.74     $      40.86     $      24.37
Income from investment operations:
    Net investment loss                           (0.35)           (0.36)           (0.20)           (0.07)           (0.08)
    Net realized and unrealized gains
      (losses) on securities                       7.29            (9.05)           (5.99)           (3.44)           22.72
                                           ------------     ------------     ------------     ------------     ------------
         Total from investment
           operations                              6.94            (9.41)           (6.19)           (3.51)           22.64
Less dividends and distributions:
    From net investment income                     0.00             0.00             0.00             0.00             0.00
    From net realized gains                        0.00             0.00            (0.10)           (2.61)           (6.15)
                                           ------------     ------------     ------------     ------------     ------------
         Total distributions                       0.00             0.00            (0.10)           (2.61)           (6.15)

Net Asset Value, end of year               $      25.98     $      19.04     $      28.45     $      34.74     $      40.86
                                           ============     ============     ============     ============     ============
Total return                                      36.45%          (33.08%)         (17.81%)          (8.26%)          94.59%

Ratios/Supplemental Data
    Net assets, end of year (000s)         $    638,880     $    498,970     $    847,330     $  1,066,003     $    806,152
    Net expenses to average
      net assets#                                  1.53%            1.40%            1.24%            1.25%            1.45%
    Gross expenses to average
      net assets#                                  1.53%            1.41%            1.25%            1.28%            1.46%
    Net investment loss to
      average net assets                          (1.29%)          (1.13%)          (0.64%)          (0.46%)          (0.96%)
    Portfolio turnover rate@                        130%             128%             110%             108%             157%

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                                YEAR ENDED DECEMBER 31,
                                                          ---------------------------------------------------------------
                                                              2003             2002              2001            2000
                                                          ------------     ------------     ------------     ------------
CLASS R SHARES
Net Asset Value, beginning of year                        $      19.23     $      28.64     $      34.87     $      40.88
Income from investment operations:
     Net investment income (loss)                                (0.17)           (0.18)           (0.08)            0.00+
     Net realized and unrealized gains
       (losses) on securities                                     7.26            (9.23)           (6.05)           (3.40)
                                                          ------------     ------------     ------------     ------------
         Total from investment
           operations                                             7.09            (9.41)           (6.13)           (3.40)
Less dividends and distributions:
     From net investment income                                   0.00             0.00             0.00             0.00
     From net realized gains                                      0.00             0.00            (0.10)           (2.61)
                                                          ------------     ------------     ------------     ------------
         Total distributions                                      0.00             0.00            (0.10)           (2.61)

Net Asset Value, end of year                              $      26.32     $      19.23     $      28.64     $      34.87
                                                          ============     ============     ============     ============
Total return                                                     36.87%          (32.86%)         (17.57%)          (7.98%)

Ratios/Supplemental Data
     Net assets, end of year (000s)                       $     65,240     $     42,872     $     61,163     $      4,693
     Net expenses to average net assets#                          1.21%            1.10%            0.94%            0.93%
     Gross expenses to average net assets#                        1.21%            1.10%            0.95%            0.96%
     Net investment income (loss) to
       average net assets                                        (0.96%)          (0.82%)          (0.38%)           0.01%
     Portfolio turnover rate@                                      130%             128%             110%             108%

+ Net investment income (loss) for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                                YEAR ENDED DECEMBER 31,
                                                          ---------------------------------------------------------------
                                                              2003             2002              2001            2000
                                                          ------------     ------------     ------------     ------------
CLASS T SHARES
Net Asset Value, beginning of year                        $      18.79     $      28.24     $      34.69     $      40.88
Income from investment operations:
     Net investment loss                                         (0.31)           (0.54)           (0.33)           (0.09)
     Net realized and unrealized gains
       (losses) on securities                                     7.07            (8.91)           (6.02)           (3.49)
                                                          ------------     ------------     ------------     ------------
         Total from investment
           operations                                             6.76            (9.45)           (6.35)           (3.58)
Less dividends and distributions:
     From net investment income                                   0.00             0.00             0.00             0.00
     From net realized gains                                      0.00             0.00            (0.10)           (2.61)
                                                          ------------     ------------     ------------     ------------
         Total distributions                                      0.00             0.00            (0.10)           (2.61)

Net Asset Value, end of year                              $      25.55     $      18.79     $      28.24     $      34.69
                                                          ============     ============     ============     ============
Total return*                                                    35.98%          (33.46%)         (18.30%)          (8.43%)

Ratios/Supplemental Data
     Net assets, end of year (000s)                       $      1,788     $      1,291     $      2,341     $      1,908
     Net expenses to average net assets#                          1.90%            2.06%            1.82%            1.44%
     Gross expenses to average net assets#                        1.91%            2.06%            1.83%            1.48%
     Net investment loss to
       average net assets                                        (1.66%)          (1.79%)          (1.24%)          (0.50%)
     Portfolio turnover rate@                                      130%             128%             110%             108%

*   Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2003


1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Ten series of shares are currently issued: Balanced, Discovery, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Discovery Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATIONS--An equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of Nasdaq and foreign securities for which an official closing price is provided, at the official closing price. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars.

   Debt securities are valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company's board of directors or, if such prices are not available, at the mean of the bid and asked quotations obtained from securities dealers. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region. The Fund amortizes premiums and discounts on all fixed-income securities.

If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded, and it is determined that the event has materially affected the value of the security.

   SECURITY TRANSACTIONS--Security transactions are accounted for as of the date the securities are purchased or sold (trade date). Net realized gains and losses are determined on the basis of identified cost, which is also used for federal income tax purposes.

   FOREIGN SECURITIES AND CURRENCY TRANSACTIONS--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract, if any, is recorded as foreign currency gain or loss and would be presented as such in the Statement of Operations.

   Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

   FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

   INVESTMENT INCOME--Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends (if any) and capital gains (if any) annually. Dividends and distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

   EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.

   The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2.  FEES AND TRANSACTIONS WITH AFFILIATES

ADVISORY FEES--Founders Asset Management LLC ("Founders") serves as investment adviser to the Fund. Founders is an indirect wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.

   In accordance with an investment advisory agreement between the Company and Founders, the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1.00% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.

   SHAREHOLDER SERVICING AND TRANSFER AGENCY FEES FOR CLASS F SHARES--The Company has a shareholder services agreement with Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus," an affiliate of Founders), whereby the Funds have agreed to compensate DSC for providing certain shareholder servicing functions to holders of Class F shares. During the period from May 1, 2003 through December 31, 2003, the Fund paid DSC a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account considered to be an open account at any time during a given month. Prior to May 1, 2003, the Company had a shareholder services agreement with Founders whereby the Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account considered to be an open account at any time during a given month. During the year ended December 31, 2003, Class F shares were charged $231,448 and $128,423, respectively, pursuant to these shareholder services agreements.

   Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for all of the Fund's share classes. With the exception of out-of-pocket charges, the fees charged by DTI with respect to the Fund's Class F shares are paid by DSC. The out-of-pocket charges from DTI are paid by the Fund. Prior to May 1, 2003, Investors Trust Company ("ITC") was the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC were paid by Founders. The out-of-pocket charges from ITC were paid by the Fund. During the year ended December 31, 2003, Class F shares were charged $228,098 and $62,925, respectively, for out-of-pocket transfer agent charges.

   TRANSFER AGENCY FEES FOR CLASS A, CLASS B, CLASS C, CLASS R, AND CLASS T SHARES--The fees charged by DTI with respect to the Fund's Class A, B, C, R, and T shares are paid by the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $12.23 to $12.84, per shareholder account considered to be an open account at any time during a given month, plus out-of-pocket charges. Class-specific transfer agency fees paid to DTI during the year ended December 31, 2003 were as follows:

                                                    TRANSFER
                                                   AGENCY FEES
                                                   -----------
Class A                                            $    52,713
Class B                                            $    73,409
Class C                                            $    27,414
Class R                                            $    18,185
Class T                                            $     3,167

   DISTRIBUTION AND SHAREHOLDER SERVICES PLANS--DSC also is the distributor of the Fund's shares. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing or servicing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year ended December 31, 2003, Class F shares were charged $1,320,188 pursuant to this Distribution Plan.

   The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under this plan, the Fund pays DSC a fee for distributing its Class B and C shares at the annual rate of 0.75% of the value of the average daily net assets of its Class B and C shares, respectively, and pays DSC a fee for distributing its Class T shares at the annual rate of 0.25% of the average daily net assets of its Class T shares.

   In addition, the Fund has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay DSC an annual fee of 0.25% of the value of their average daily net assets for the provision of certain services.

   Distribution and shareholder servicing fees paid to DSC by the Fund's Class A, B, C, and T shares for the year ended December 31, 2003, were as follows:

                                             DISTRIBUTION    SHAREHOLDER
                                                 FEES       SERVICING FEES
                                             ------------   --------------
Class A                                            N/A         $ 176,102
Class B                                        $ 143,376       $  47,792
Class C                                        $  58,595       $  19,531
Class T                                        $   3,408       $   3,408

   During the year ended December 31, 2003, DSC retained $2,399 and $8 in sales commissions from the sales of Class A and Class T shares, respectively. DSC also retained $67,480 and $139 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively.

   FUND ACCOUNTING AND ADMINISTRATIVE SERVICES FEES--The Funds have agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Fund on the first $500 million, 0.04% of the average daily net assets of the Fund on the next $500 million, and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services.

   CUSTODIAN FEES--Mellon Bank N.A., a wholly-owned subsidiary of Mellon Financial Corporation, serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian. The custodian has also agreed to a fee waiver for the Funds during the time periods and in the amounts set forth below:

                       TIME PERIOD      AMOUNT OF WAIVER
                    -----------------   ----------------
                    9/1/02 to 8/31/03        $ 100,000
                    9/1/03 to 8/31/04        $ 150,000
                    9/1/04 to 8/31/05        $ 200,000
                    9/1/05 to 8/31/06        $ 200,000

   The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2003, the Fund's portion of the fee waiver was $4,165. The amount paid to Mellon was reduced by this fee waiver amount.

   DIRECTORS COMPENSATION--The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Other Liabilities on the Statement of Assets and Liabilities. Deferral of directors' fees under the plan does not affect the net assets of the Fund.

   Certain officers of the Company are also officers and/or directors of Founders. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL TAX INFORMATION

Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sale losses, foreign currency transactions, net operating losses, and capital loss carryovers. Permanent differences identified during the year ended December 31, 2003 have been reclassified among the components of net assets as follows:

        UNDISTRIBUTED NET   UNDISTRIBUTED NET REALIZED
        INVESTMENT INCOME        GAINS AND LOSSES        PAID-IN CAPITAL
        -----------------   --------------------------   ---------------
            $ 8,986,108                $ 0                 $ (8,986,108)

   The tax components of capital represent distribution requirements the Fund must satisfy under the income tax regulations and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2003, represent capital loss carryovers that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, may be used to offset future net investment income and thereby reduce future ordinary income distributions. These carryovers expire between December 31, 2009 and December 31, 2011.

   The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2003 are noted below. The primary difference between book and tax appreciation or depreciation is wash sale loss deferrals.

Accumulated Capital Losses                               $ 455,702,028
Federal Tax Cost                                         $ 683,187,583
Gross Tax Appreciation of Investments                    $ 150,381,262
Gross Tax Depreciation of Investments                    $ (36,092,788)
Net Tax Appreciation                                     $ 114,288,474

4.  CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                YEAR                             YEAR
                                                ENDED                            ENDED
                                               12/31/03                         12/31/02
                                   -------------------------------   -------------------------------
                                       SHARES           AMOUNT           SHARES           AMOUNT
                                   -------------    --------------   -------------    --------------
CLASS A
      Sold                             1,201,496    $   27,097,339         914,819    $   21,923,140
      Redeemed                        (1,662,688)   $  (36,919,893)     (1,527,408)   $  (35,269,582)
      NET DECREASE                      (461,192)   $   (9,822,554)       (612,589)   $  (13,346,442)

CLASS B
      Sold                                10,129    $      212,967          26,778    $      651,636
      Redeemed                          (184,783)   $   (3,804,201)       (294,496)   $   (6,458,671)
      NET DECREASE                      (174,654)   $   (3,591,234)       (267,718)   $   (5,807,035)

CLASS C
      Sold                                21,413    $      428,341          27,424    $      641,512
      Redeemed                          (108,035)   $   (2,250,218)       (215,764)   $   (4,919,524)
      NET DECREASE                       (86,622)   $   (1,821,877)       (188,340)   $   (4,278,012)

CLASS F
      Sold                             5,367,437    $  117,439,063       5,520,185    $  130,099,247
      Redeemed                        (6,981,197)   $ (153,544,756)     (9,099,776)   $ (204,045,538)
      NET DECREASE                    (1,613,760)   $  (36,105,693)     (3,579,591)   $  (73,946,291)

CLASS R
      Sold                               500,330    $   11,153,199         438,891    $   10,145,622
      Redeemed                          (251,484)   $   (5,353,955)       (344,725)   $   (8,031,975)
      NET INCREASE                       248,846    $    5,799,244          94,166    $    2,113,647

CLASS T
      Sold                                18,394    $      420,952          14,612    $      336,876
      Redeemed                           (17,137)   $     (352,283)        (28,799)   $     (666,201)
      NET INCREASE (DECREASE)              1,257    $       68,669         (14,187)   $     (329,325)

5. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the year ended December 31, 2003 were $831,355,846 and $852,669,256, respectively.

6. LINE OF CREDIT

The Company has a line of credit arrangement ("LOC") with State Street Bank and Trust Company, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $50 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $50 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2003 the Fund did not have any borrowings under the LOC.

7. LEGAL MATTERS

PFEIFFER V. THE DREYFUS CORPORATION
On December 9, 2003, a purported shareholder in the Dreyfus Premier NexTech Fund brought an action against Dreyfus seeking to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to the Dreyfus Founders Funds (other than Dreyfus Founders Money Market Fund) and two Dreyfus Premier Funds. Plaintiff claims that the funds were closed to new investors but that Dreyfus nonetheless improperly continued to charge Rule 12b-1 fees for marketing and distribution services in violation of Section 36(b) of the Investment Company Act of 1940 and in breach of its common law fiduciary duties. Plaintiff also seeks to recover a portion of the investment advisory fees charged to the closed funds while Dreyfus was "in breach of its fiduciary duties" and to enjoin Dreyfus from collecting additional 12b-1 fees from those funds, as well as an award of attorneys' fees and litigation expenses.

HAYS V. MELLON FINANCIAL CORP., ET AL.
On January 30, 2004, a purported shareholder in the Dreyfus Disciplined Stock Fund filed a class action against Mellon Financial Corporation, Mellon Bank, Dreyfus, Founders, and the directors of the Dreyfus Founders Funds and all or substantially all of the Dreyfus Funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of Sections 34(b), 36(b), and 48(a) of the Investment Company Act of 1940, Section 215 of the Investment Advisers Act of 1940, and common law claims. The action seeks to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to various funds for marketing and distribution services. More specifically, the Plaintiff claims, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus and Dreyfus Founders Funds over other funds, and that such payments were not disclosed to investors. In addition, Plaintiff asserts that economies of scale and soft-dollar benefits were not passed on to investors. Plaintiff further alleges that 12b-1 fees charged to certain funds that were closed to new investors were also improper. The complaint seeks compensatory and punitive damages, rescission of the advisory contracts, an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses.

These actions will be defended vigorously, and management of the Fund believes they are without merit.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Discovery Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Denver, Colorado
February 12, 2004

YOUR BOARD REPRESENTATIVES
(UNAUDITED)

The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below along with the year in which they joined the Board in parentheses, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 75, resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

DIRECTORS

EUGENE H. VAUGHAN, CFA, 70. Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan Nelson Investment Management, LP, an investment counseling firm. Director, Encore Bank. Director, Greater Houston Partnership, and Chairman, Center for Houston's Future, both of which are non-profit organizations. Founding Chairman and former Governor, Association for Investment Management and Research. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation. (1970)

ALAN S. DANSON, 64. Private investor. Formerly, President and Director, D.H. Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Formerly, Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service (1996 to 1999). Director, CaseShare Systems, LLP, a document management company. Director, Gore Range Natural Science School and The Les Streeter Programs, Inc., both of which are non-profit organizations. (1991)

JOAN D. MANLEY, 71. Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. (1960 to 1984). Director, Sara Lee Corporation and Moore Wallace Corporation, a printing company. (1998)

ROBERT P. MASTROVITA, 59. Private Investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy. (1998)

TRYGVE E. MYHREN, 67. President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Meguntucook Funds, a venture capital firm (1998 to Present). Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and Communications Corporation (now Time Warner cable) (1981 to 1988). Director, Advanced Marketing Services, Inc. Trustee and Chairman of Finance Committee, the University of Denver. Trustee, U.S. Ski and Snowboard Team Foundation and the Denver Art Museum. (1996)

GEORGE W. PHILLIPS, 65. Retired. Vice Chairman of the Board, Chairman of the Finance Committee, and Chairman of the Investment Committee, Children's Medical Center of Boston. Formerly, President and Chief Executive Officer of Warren Bancorp, Inc. and Warren Five Cents Savings Bank (1992 to 1997). (1998)

JAY A. PRECOURT, 66. Chairman, CEO, and Director, Scissor Tail Energy, LLC (2000 to present). Managing General Partner, Precourt Interests, Ltd., an energy and investments company (1995 to present). President, Skylark Enterprises, Inc., a ranching and real estate business. Formerly, President, CEO, Vice Chairman and Director, Tejas Energy, LLC and predecessor companies (1987 to 1999). Director, Halliburton Company, an energy services company. Director, The Timken Company, a manufacturing company. Director, Apache Corporation, an oil and gas company. Chairman and Director, Hermes Consolidated, Inc., an energy transportation and crude oil refining company. (1983)

PRINCIPAL OFFICERS

RICHARD W. SABO, 46. President of the Funds since 2000 and Principal Executive Officer of the Funds since 2002. Founders' President and Chief Executive Officer, Member of Founders' Board of Managers and Director of Dreyfus (1998 to present). Executive Vice President of DSC since 2003. Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 46. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President-Administration and Treasurer. Vice President of DSC since 2003. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 48. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President-Legal, General Counsel and Secretary. Assistant Secretary of DSC since 2003. Employed by Founders and its predecessor company since 1996.

ROBERT T. KELLY, 34. Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Funds since 2003. Founders' Vice President of Portfolio Accounting since 2000. Formerly, Assistant Treasurer of the Funds (2000 to 2003), and Head of Equity Desk for ABN Amro Trust Company (Cayman) Limited (1998 to 2000).

WILLIAM G. GERMENIS, 33. Anti-Money Laundering Compliance Officer for the Class A, Class B, Class C, Class R, and Class T shares of the Funds since 2002 and for the Class F shares of the Funds since 2003. Vice President of MBSC, LLC since 2002. Vice President and Anti-Money Laundering Compliance Officer of DSC and Anti-Money Laundering Compliance Officer of investment companies managed by Dreyfus. Employed by DSC since 1998.

The directors and officers may be contacted at Founders' address appearing on the back cover, except for Mr. Germenis who can be contacted at 200 Park Avenue, New York, New York 10166.

                              For More Information


                                        DREYFUS FOUNDERS
                                        DISCOVERY FUND
                                        200 Park Avenue
                                        New York, NY  10166

                                        MANAGER

                                        Founders Asset Management LLC
                                        210 University Boulevard, Suite 800
                                        Denver, CO  80206

                                        TRANSFER AGENT &
                                        DIVIDEND DISBURSING AGENT
To obtain information:
---------------------------------       Dreyfus Transfer, Inc.
BY TELEPHONE                    |       200 Park Avenue
Call your financial             |       New York, NY  10166
representative or               |
1-800-554-4611                  |
                                |       DISTRIBUTOR
BY MAIL  Write to:              |
Dreyfus Founders Funds          |       Dreyfus Service Corporation
144 Glenn Curtiss Boulevard     |       200 Park Avenue
Uniondale, NY  11556-0144       |       New York, NY 10166







Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(C)2004 Dreyfus Service Corporation                                    182AR1203

        Dreyfus Founders
        Growth Fund




        ANNUAL REPORT     December 31, 2003



[GRAPHIC]








                                                YOU, YOUR ADVISOR AND
                                                (R) DREYFUS LOGO
                                                A MELLON FINANCIAL COMPANY (SM)

TABLE OF CONTENTS

Management Overview                                    3

Statement of Investments                              10

Statement of Assets and Liabilities                   15

Statement of Operations                               17

Statements of Changes in Net Assets                   18

Financial Highlights                                  19

Notes to Financial Statements                         25

Report of Independent Auditors                        35

Your Board Representatives                            36




The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. Companies appearing in bold print on pages 3-9 were owned by the Fund on December 31, 2003. The amounts of these holdings are included in the Statement of Investments.

     - NOT FDIC-INSURED     - NOT BANK-GUARANTEED    - MAY LOSE VALUE

MANAGEMENT OVERVIEW

[PHOTO OF JOHN B. JARES]

A DISCUSSION WITH PORTFOLIO MANAGER JOHN B. JARES, CFA

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2003?

Although the beginning of the year was shadowed by uncertainty over a war in Iraq, investor confidence in the equity markets soon strengthened as a conclusion to the Iraqi conflict and an improving economy increased the appetite for less-defensive investment vehicles. Dreyfus Founders Growth Fund fared well during the period compared to its large-capitalization growth benchmark, the Russell 1000 Growth Index, which returned 29.75% for the period.

IN WHAT BROAD ECONOMIC AND MARKET ENVIRONMENT DID THE FUND PERFORM IN 2003?

The reporting period began in a market slump, with the uncertainty over a war in Iraq weighing heavily on investor confidence. Falling equity prices and continuing corporate malfeasance also goaded investors into looking for less risky, more defensive securities in which to invest.

   However, the second quarter of the year saw markets and the economy begin their upswing, primarily driven by the conclusion to major hostilities in Iraq and a renewed sense of confidence in the U.S.'s war on terror. Although economic statistics supplied by government and other organizations continued to show

[SIDENOTE]

"THIS IMPROVING ECONOMIC ENVIRONMENT LAID THE BACKGROUND FOR THE POSITIVE PERFORMANCE ACHIEVED BY THE FUND DURING THE PERIOD."

mixed results, investors' renewed confidence in equity markets, the pace of economic growth and falling interest rates drew investors' attention toward less-defensive vehicles.

   The domestic market's rise was driven by various economic improvements during the course of the year. Better-than-expected corporate profit growth, the easing of geopolitical uncertainty, the Federal Reserve's accommodative monetary policy and President Bush's fiscal stimulus plan were major factors in the improving economic trends. Consumer spending was high, especially in the housing and automobile markets. Capital spending also appeared to strengthen. Productivity beat expectations during the year, and real gross domestic product (GDP) increased at an annual rate of 8.2% in the third quarter. And although some domestic economic concerns still existed at year's end, primarily the weak U.S. dollar and sluggish job growth numbers, expectations that these may continue to recover in 2004 remained strong.

[SIDENOTE]

PERFORMANCE HIGHLIGHTS

- Although some domestic economic concerns still existed at year's end, primarily the weak U.S. dollar and sluggish job growth numbers, expectations that these may continue to recover in 2004 remained strong.

- Some of the most compelling growth and investment opportunities were found in the consumer discretionary and consumer staples sectors, which benefited from an increase in consumer spending.

- While poor stock selection in the technology sector was a drag on overall performance, a few select stocks in this sector positively contributed to Fund performance.

- Cash was relatively high, averaging 8.25% for the year, negatively impacting the Fund's return in the strong market environment.

WHAT MANAGEMENT DECISIONS POSITIVELY IMPACTED FUND PERFORMANCE FOR THE PERIOD?

This improving economic environment laid the background for the positive performance achieved by the Fund during the period. Relative performance was driven by strong stock selection in several sectors.

   The healthcare sector was the largest contributor to the Fund's relative performance, driven by its underweight position versus the benchmark. Although specific healthcare holdings performed poorly, as discussed below, stock selection in this sector had an overall positive effect on Fund performance for the period.

   Some of the most compelling growth and investment opportunities were found in the consumer discretionary and consumer staples sectors. The increase in consumer confidence, and therefore, consumer spending, drove performance in these sectors. Strong stock selection also buoyed overall performance with names such as BEST BUY COMPANY, INC., ROYAL CARIBBEAN CRUISES LIMITED, and ESTEE LAUDER COMPANIES, INC. Solid execution and market share gains from primary competitors drove Best Buys annual performance. The company also benefited from a recovery in consumer spending, and some desirable new product cycles such as digital

[SIDENOTE]

LARGEST EQUITY HOLDINGS (ticker symbol)

 1.  SPDR Trust Series 1  (SPY)                    5.70%
 2.  General Electric Company  (GE)                3.99%
 3.  Microsoft Corporation  (MSFT)                 2.75%
 4.  Estee Lauder Companies, Inc.  (EL)            2.51%
 5.  Royal Caribbean Cruises Limited  (RCL)        2.42%
 6.  Intel Corporation  (INTC)                     2.18%
 7.  MBNA Corporation  (KRB)                       2.10%
 8.  Wells Fargo & Company (WFC)                   2.04%
 9.  Maxim Integrated Products, Inc.  (MXIM)       2.02%
10.  Cendant Corporation  (CD)                     1.98%

   Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

photography and HDTV. Performance by Royal Caribbean Cruises, one of the Fund's largest holdings, was spurred by an improvement in demand for leisure travel, solid execution and excellent product positioning. Estee Lauder posted better than expected revenue and earnings growth as the company benefited from a rebound in high-end consumer demand in the United States and abroad.

[SIDENOTE]

[CHART]

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Growth Fund on 12/31/93 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

      The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market. The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The total return figures cited for these indexes assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

   While poor stock selection in the technology sector was a drag on overall Fund performance, a few select individual stocks in this sector positively contributed to the Fund's performance, such as INTEL CORPORATION, VERITAS SOFTWARE CORPORATION, and CISCO SYSTEMS, INC. Intel benefited from robust demand for personal computers driven primarily by consumers, while Cisco Systems gained from both product introductions as well as a rebound in enterprise spending on networking equipment.

[SIDENOTE]

   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03

                                      1         5        10       SINCE
CLASS (INCEPTION DATE)               YEAR     YEARS     YEARS   INCEPTION
-------------------------------------------------------------------------
Class A Shares (12/31/99)
  With sales charge (5.75%)          23.61%       --       --      (16.83%)
  Without sales charge               31.23%       --       --      (15.59%)
Class B Shares (12/31/99)
  With redemption*                   26.14%       --       --      (16.71%)
  Without redemption                 30.14%       --       --      (16.19%)
Class C Shares (12/31/99)
  With redemption**                  29.04%       --       --      (16.24%)
  Without redemption                 30.04%       --       --      (16.24%)
Class F Shares (1/5/62)              31.42%    (6.65%)   6.29%        N/A
Class R Shares (12/31/99)            31.87%       --       --      (15.39%)
Class T Shares (12/31/99)
  With sales charge (4.50%)          24.57%       --       --      (17.22%)
  Without sales charge               30.40%       --       --      (16.26%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions and adjustments for financial statement purposes. Part of the Fund's one-year performance is due to amounts received from class action settlements regarding prior Fund holdings. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance.

   *The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

   **The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

   The least compelling area for investment in 2003 was in the long distance and local telephone industries within the telecommunications sector. These industries continued to present lackluster performance during the year, so the Fund limited exposure to this sector, reducing the potential negative impact.

WHAT MANAGEMENT DECISIONS HINDERED FUND PERFORMANCE DURING THE YEAR?

As mentioned above, poor stock selection in the technology sector dampened the Fund's relative performance, with such names as BMC Software, Inc., a provider of e-business systems management software, which exhibited sluggish sales trends for its software products during most of 2003, and revised earnings expectations lower.

[SIDENOTE]

[CHART]

PORTFOLIO COMPOSITION

Information Technology            27.76%
Consumer Discretionary            19.15%
Industrials                       11.64%
Financials                        11.29%
Healthcare                         8.47%
Consumer Staples                   7.49%
Materials                          1.90%
Energy                             1.67%
Utilities                          0.84%
Telecommunications Services        0.78%
Other                              5.70%
Cash & Equivalents                 3.31%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

   Additional underperformers in the portfolio included Kohl's Corporation, Medimmune, Inc., and Delta Air Lines, Inc. Kohl's, an operator of specialty department stores, posted sluggish sales trends and lower margins as consumers shifted spending to other retailers. Medimmune, a biotechnology company, saw its stock price drop slightly as the launch of the company's new product, the nasal flu vaccine FluMist, proved to be disappointing. A relatively high price combined with restrictive handling requirements and limited distribution resulted in poor demand for the product.

   The Funds cash position, which averaged 8.25% for the year, hampered returns the Fund might have otherwise seen in the strong market environment.

   In 2004, we will continue to evaluate stocks one by one. Our research-driven approach includes extensive financial modeling and frequent interaction with company management. We will continue to seek out companies we believe have the potential to grow faster than market expectations.


/s/ John B. Jares


John B. Jares, CFA
Portfolio Manager

STATEMENT OF INVESTMENTS
December 31, 2003


SHARES                                                               MARKET VALUE
---------------------------------------------------------------------------------
COMMON STOCKS (DOMESTIC)-90.1%

AEROSPACE & DEFENSE-1.1%
   31,525      General Dynamics Corporation                       $     2,849,535
   58,550      Lockheed Martin Corporation                              3,009,470
                                                                  ---------------
                                                                        5,859,005
                                                                  ---------------
AIRLINES-0.9%
  186,700      AMR Corporation*                                         2,417,765
  183,760      Northwest Airlines Corporation Class A*                  2,319,051
                                                                  ---------------
                                                                        4,736,816
                                                                  ---------------
ALUMINUM-1.1%
  144,950      Alcoa, Inc.                                              5,508,100
                                                                  ---------------
APPAREL RETAIL-0.7%
  146,175      Gap, Inc.                                                3,392,722
                                                                  ---------------
APPLICATION SOFTWARE-0.6%
  139,725      PeopleSoft, Inc.*                                        3,185,730
                                                                  ---------------
ASSET MANAGEMENT & CUSTODY BANKS-0.9%
  158,050      SEI Investments Company                                  4,815,784
                                                                  ---------------
BIOTECHNOLOGY-2.6%
   62,735      Amgen, Inc.*                                             3,877,023
  161,475      Gilead Sciences, Inc.*                                   9,388,157
                                                                  ---------------
                                                                       13,265,180
                                                                  ---------------
BROADCASTING & CABLE TV-2.4%
   33,150      Clear Channel Communications, Inc.                       1,552,415
  161,583      Comcast Corporation Special Class A*                     5,054,316
  162,900      Cox Communications, Inc. Class A*                        5,611,905
                                                                  ---------------
                                                                       12,218,636
                                                                  ---------------

[SIDENOTE]

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

AU    Australia
AT    Austria
BD    Bermuda
BE    Belgium
BR    Brazil
CA    Canada
CI    Channel Islands
CN    China
DE    Denmark
FI    Finland
FR    France
GE    Germany
GR    Greece
HK    Hong Kong
ID    Indonesia
IE    Ireland
IN    India
IS    Israel
IT    Italy
JA    Japan
KR    South Korea
LU    Luxembourg
MA    Malaysia
NE    Netherlands
NW    Norway
PT    Portugal
PU    Puerto Rico
SA    South Africa
SG    Singapore
SP    Spain
SW    Sweden
SZ    Switzerland
TH    Thailand
TW    Taiwan
UK    United Kingdom
VI    Virgin Islands

SHARES                                                               MARKET VALUE
---------------------------------------------------------------------------------
CASINOS & GAMING-0.9%
  100,350      Mandalay Resort Group                              $     4,487,652
                                                                  ---------------
COMMUNICATIONS EQUIPMENT-1.9%
  391,905      Cisco Systems, Inc.*                                     9,519,372
                                                                  ---------------
COMPUTER & ELECTRONICS RETAIL-0.7%
   71,625      Best Buy Company, Inc.                                   3,741,690
                                                                  ---------------
COMPUTER HARDWARE-1.8%
  100,250      International Business Machines Corporation              9,291,170
                                                                  ---------------
COMPUTER STORAGE & PERIPHERALS-0.9%
  353,075      EMC Corporation*                                         4,561,729
                                                                  ---------------
CONSUMER FINANCE-2.1%
  436,713      MBNA Corporation                                        10,852,318
                                                                  ---------------
DATA PROCESSING & OUTSOURCED SERVICES-1.3%
  165,370      Fiserv, Inc.*                                            6,533,769
                                                                  ---------------
DEPARTMENT STORES-1.8%
   73,500      Kohl's Corporation*                                      3,303,090
   77,650      Nordstrom, Inc.                                          2,663,395
   71,825      Sears Roebuck & Company                                  3,267,319
                                                                  ---------------
                                                                        9,233,804
                                                                  ---------------
DIVERSIFIED BANKS-3.5%
   23,300      Bank of America Corporation                              1,874,019
  125,350      Bank One Corporation                                     5,714,707
  178,275      Wells Fargo & Company                                   10,498,615
                                                                  ---------------
                                                                       18,087,341
                                                                  ---------------
DIVERSIFIED COMMERCIAL SERVICES-2.0%
  457,350      Cendant Corporation*                                    10,185,185
                                                                  ---------------
DRUG RETAIL-1.6%
  225,175      Walgreen Company                                         8,191,867
                                                                  ---------------
ELECTRONIC EQUIPMENT MANUFACTURERS-0.3%
   49,450      Agilent Technologies, Inc.*                              1,445,918
                                                                  ---------------
EXCHANGE TRADED FUNDS-5.7%
  264,225      SPDR Trust Series 1                                     29,405,600
                                                                  ---------------
FOOD RETAIL-0.6%
  132,850      Safeway, Inc.*                                           2,910,744
                                                                  ---------------
GAS UTILITIES-0.8%
   73,575      Kinder Morgan, Inc.                                      4,348,283
                                                                  ---------------
GOLD-0.8%
   88,700      Newmont Mining Corporation                               4,311,707
                                                                  ---------------
HEALTHCARE EQUIPMENT-0.5%
   67,200      Boston Scientific Corporation*                           2,470,272
                                                                  ---------------

* NON-INCOME PRODUCING.

  SPDR - STANDARD AND POOR'S DEPOSITARY RECEIPT.

  SEE NOTES TO FINANCIAL STATEMENTS.

SHARES                                                               MARKET VALUE
---------------------------------------------------------------------------------
HOME IMPROVEMENT RETAIL-1.3%
  191,675      Home Depot, Inc.                                   $     6,802,546
                                                                  ---------------
HOTELS, RESORTS & CRUISE LINES-1.1%
  135,850      Carnival Corporation                                     5,397,321
                                                                  ---------------
HOUSEHOLD PRODUCTS-1.3%
   64,650      Procter & Gamble Company                                 6,457,242
                                                                  ---------------
HYPERMARKETS & SUPER CENTERS-0.5%
   50,046      Wal-Mart Stores, Inc.                                    2,654,940
                                                                  ---------------
INDUSTRIAL CONGLOMERATES-4.6%
   38,250      3M Company                                               3,252,398
  663,509      General Electric Company                                20,555,509
                                                                  ---------------
                                                                       23,807,907
                                                                  ---------------
INDUSTRIAL MACHINERY-0.6%
   38,900      Illinois Tool Works, Inc.                                3,264,099
                                                                  ---------------
INTEGRATED OIL & GAS-0.5%
   66,375      Exxon Mobil Corporation                                  2,721,375
                                                                  ---------------
INVESTMENT BANKING & BROKERAGE-2.3%
  370,425      Charles Schwab Corporation                               4,385,832
   52,150      Goldman Sachs Group, Inc.                                5,148,770
   40,825      Morgan Stanley                                           2,362,543
                                                                  ---------------
                                                                       11,897,145
                                                                  ---------------
LEISURE FACILITIES-2.4%
  358,300      Royal Caribbean Cruises Limited                         12,465,257
                                                                  ---------------
MOVIES & ENTERTAINMENT-4.7%
  497,200      Time Warner, Inc.*                                       8,944,628
  145,971      Viacom, Inc. Class B                                     6,478,193
  375,700      Walt Disney Company                                      8,765,081
                                                                  ---------------
                                                                       24,187,902
                                                                  ---------------
MULTI-LINE INSURANCE-1.1%
   85,424      American International Group, Inc.                       5,661,903
                                                                  ---------------
OIL & GAS DRILLING-0.2%
   49,800      GlobalSantaFe Corporation                                1,236,534
                                                                  ---------------
OIL & GAS EQUIPMENT & SERVICES-0.9%
  111,750      Smith International, Inc.*                               4,639,860
                                                                  ---------------
OTHER DIVERSIFIED FINANCIAL SERVICES-1.3%
  141,717      Citigroup, Inc.                                          6,878,943
                                                                  ---------------
PERSONAL PRODUCTS-2.5%
  329,903      Estee Lauder Companies, Inc. Class A                    12,951,992
                                                                  ---------------
PHARMACEUTICALS-4.2%
  109,875      Johnson & Johnson                                        5,676,143
   62,850      Merck & Company, Inc.                                    2,903,670

SHARES                                                               MARKET VALUE
---------------------------------------------------------------------------------
  210,213      Pfizer, Inc.                                       $     7,426,825
  139,125      Wyeth                                                    5,905,856
                                                                  ---------------
                                                                       21,912,494
                                                                  ---------------
PUBLISHING-1.7%
   67,975      Gannett Company, Inc.                                    6,060,651
   56,125      Tribune Company                                          2,896,050
                                                                  ---------------
                                                                        8,956,701
                                                                  ---------------
RAILROADS-1.8%
  130,375      Union Pacific Corporation                                9,058,455
                                                                  ---------------
SEMICONDUCTOR EQUIPMENT-1.5%
   79,650      KLA-Tencor Corporation*                                  4,673,066
   73,650      Novellus Systems, Inc.*                                  3,096,983
                                                                  ---------------
                                                                        7,770,049
                                                                  ---------------
SEMICONDUCTORS-8.2%
   49,825      Broadcom Corporation*                                    1,698,534
  349,026      Intel Corporation                                       11,238,637
  233,450      Linear Technology Corporation                            9,821,242
  209,375      Maxim Integrated Products, Inc.                         10,426,875
  241,225      Xilinx, Inc.*                                            9,345,057
                                                                  ---------------
                                                                       42,530,345
                                                                  ---------------
SOFT DRINKS-1.1%
  107,550      Coca-Cola Company                                        5,458,163
                                                                  ---------------
SPECIALTY STORES-1.5%
  107,575      Staples, Inc.*                                           2,936,798
  109,225      Tiffany & Company                                        4,936,970
                                                                  ---------------
                                                                        7,873,768
                                                                  ---------------
SYSTEMS SOFTWARE-6.5%
   45,750      Adobe Systems, Inc.                                      1,797,975
  515,101      Microsoft Corporation                                   14,185,882
  657,300      Oracle Corporation*                                      8,676,360
  231,635      VERITAS Software Corporation*                            8,607,557
                                                                  ---------------
                                                                       33,267,774
                                                                  ---------------
WIRELESS TELECOMMUNICATION SERVICES-0.8%
  142,650      Nextel Communications, Inc.*                             4,002,759
                                                                  ---------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$404,092,957)                                                   464,415,868
                                                                  ---------------
COMMON STOCKS (FOREIGN)-6.6%

APPLICATION SOFTWARE-1.7%
  214,775      SAP AG Sponsored ADR (GE)                                8,926,049
                                                                  ---------------

* NON-INCOME PRODUCING.

  ADR - AMERICAN DEPOSITARY RECEIPT.

  SEE NOTES TO FINANCIAL STATEMENTS.

SHARES                                                               MARKET VALUE
---------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT-1.0%
  311,500      Nokia Oyj Sponsored ADR (FI)                       $     5,295,500
                                                                  ---------------
IT CONSULTING & OTHER SERVICES-1.1%
  219,550      Accenture Limited Class A ADR (BD)*                      5,778,556
                                                                  ---------------
PHARMACEUTICALS-1.2%
  105,900      Teva Pharmaceutical Industries Limited
                Sponsored ADR (IS)                                      6,005,589
                                                                  ---------------
RAILROADS-0.6%
   49,450      Canadian National Railway Company (CA)                   3,129,196
                                                                  ---------------
SEMICONDUCTOR EQUIPMENT-0.7%
  175,750      ASM Lithography Holding NV NY Shares (NE)*               3,523,788
                                                                  ---------------
SEMICONDUCTORS-0.3%
   39,875      Marvell Technology Group Limited (BD)*                   1,512,459
                                                                  ---------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$25,637,871)                                                     34,171,137
                                                                  ---------------

PRINCIPAL AMOUNT                                                   AMORTIZED COST
---------------------------------------------------------------------------------
U.S. AGENCY DISCOUNT NOTES-7.2%
$ 37,300,000   Federal National Mortgage Association
               0.75% 1/2/04                                       $    37,299,223
                                                                  ---------------
TOTAL U.S. AGENCY DISCOUNT NOTES
(AMORTIZED COST-$37,299,223)                                           37,299,223
                                                                  ---------------
TOTAL INVESTMENTS-103.9%
(TOTAL COST-$467,030,051)                                             535,886,228

OTHER ASSETS AND LIABILITIES-(3.9%)                                   (20,243,028)
                                                                  ---------------
NET ASSETS-100.0%                                                 $   515,643,200
                                                                  ===============

* NON-INCOME PRODUCING.

  ADR - AMERICAN DEPOSITARY RECEIPT.

  SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003

ASSETS
Investment securities, at cost                                    $   467,030,051
                                                                  ---------------
Investment securities, at market                                      535,886,228
Cash                                                                    2,334,837
Receivables:
   Investment securities sold                                           8,048,394
   Capital shares sold                                                    251,798
   Dividends                                                              654,801
Other assets                                                               41,116
                                                                  ---------------
     Total Assets                                                     547,217,174
                                                                  ---------------
LIABILITIES
Payables and other liabilities:
   Investment securities purchased                                     15,388,864
   Capital shares redeemed                                             15,008,523
   Advisory fees                                                          330,906
   Shareholder servicing fees                                              42,522
   Accounting fees                                                         26,375
   Distribution fees                                                      149,706
   Transfer agency fees                                                   157,337
   Custodian fees                                                             277
   Other                                                                  469,464
                                                                  ---------------
     Total Liabilities                                                 31,573,974
                                                                  ---------------
Net Assets                                                        $   515,643,200
                                                                  ===============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus)                           $ 1,231,743,673
Accumulated net investment loss                                          (112,853)
Accumulated net realized loss from security transactions             (784,843,797)
Net unrealized appreciation on investments                             68,856,177
                                                                  ---------------
     Total                                                        $   515,643,200
                                                                  ===============

SEE NOTES TO FINANCIAL STATEMENTS.

Net Assets--Class A                                                                     $     6,451,732
Shares Outstanding--Class A                                                                     659,072
Net Asset Value, Redemption Price Per Share                                             $          9.79
Maximum offering price per share (net asset value plus sales
   charge of 5.75% of offering price)                                                   $         10.39

Net Assets--Class B                                                                     $    13,663,686
Shares Outstanding--Class B                                                                   1,438,402
Net Asset Value, Offering and Redemption Price (excluding applicable
   contingent deferred sales charge) Per Share                                          $          9.50

Net Assets--Class C                                                                     $     1,774,021
Shares Outstanding--Class C                                                                     187,106
Net Asset Value, Offering and Redemption Price (excluding applicable
   contingent deferred sales charge) Per Share                                          $          9.48

Net Assets--Class F                                                                     $   484,741,916
Shares Outstanding--Class F                                                                  49,336,777
Net Asset Value, Offering and Redemption Price Per Share                                $          9.83

Net Assets--Class R                                                                     $     8,792,325
Shares Outstanding--Class R                                                                     888,576
Net Asset Value, Offering and Redemption Price Per Share                                $          9.89

Net Assets--Class T                                                                     $       219,520
Shares Outstanding--Class T                                                                      23,146
Net Asset Value, Redemption Price Per Share                                             $          9.48
Maximum offering price per share (net asset value plus sales charge of
   4.50% of offering price)                                                             $          9.93

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended December 31, 2003


INVESTMENT INCOME:
   Dividends                                                                            $     4,905,554
   Interest                                                                                     437,534
   Foreign taxes withheld                                                                       (12,027)
                                                                                        ---------------
     Total Investment Income                                                                  5,331,061
                                                                                        ---------------
EXPENSES:
   Advisory fees--Note 2                                                                      3,724,570
   Shareholder servicing fees--Note 2                                                           527,087
   Accounting fees--Note 2                                                                      297,719
   Distribution fees--Note 2                                                                  1,293,046
   Transfer agency fees--Note 2                                                                 962,560
   Registration fees                                                                             69,290
   Postage and mailing expenses                                                                 119,941
   Custodian fees and expenses--Note 2                                                           12,862
   Printing expenses                                                                            107,734
   Legal and audit fees                                                                          94,239
   Directors' fees and expenses--Note 2                                                         115,828
   Other expenses                                                                               182,718
                                                                                        ---------------
     Total Expenses                                                                           7,507,594
     Earnings Credits                                                                            (6,482)
     Waived Expenses                                                                             (3,051)
     Expense Offset to Broker Commissions                                                        (4,225)
                                                                                        ---------------
     Net Expenses                                                                             7,493,836
                                                                                        ---------------
   Net Investment Loss                                                                       (2,162,775)
                                                                                        ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITY
TRANSACTIONS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain on Security Transactions                                                   16,581,469
Net Change in Unrealized Appreciation/Depreciation of Investments                           122,368,802
                                                                                        ---------------
   Net Realized and Unrealized Gain                                                         138,950,271
                                                                                        ---------------
Net Increase in Net Assets Resulting from Operations                                    $   136,787,496
                                                                                        ===============

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED           YEAR ENDED
                                                                  12/31/03             12/31/02
                                                               --------------       --------------
OPERATIONS
Net Investment Loss                                            $   (2,162,775)      $   (3,186,435)
Net Realized Gain (Loss)                                           16,581,469         (161,500,183)
Net Change in Unrealized Appreciation / Depreciation              122,368,802          (56,838,030)
                                                               --------------       --------------
   Net Increase (Decrease) in Net Assets Resulting from
     Operations                                                   136,787,496         (221,524,648)
                                                               --------------       --------------
CAPITAL SHARE TRANSACTIONS
Net Increase (Decrease)--Note 4
   Class A                                                           (258,678)            (439,145)
   Class B                                                         (1,223,196)          (2,574,883)
   Class C                                                           (166,651)            (656,249)
   Class F                                                        (88,319,324)        (210,452,943)
   Class R                                                          2,736,606            3,376,685
   Class T                                                            (41,579)            (271,640)
                                                               --------------       --------------
   Net Decrease from Capital Share Transactions                   (87,272,822)        (211,018,175)
                                                               --------------       --------------
   Net Increase (Decrease) in Net Assets                           49,514,674         (432,542,823)

NET ASSETS
   Beginning of year                                           $  466,128,526       $  898,671,349
                                                               --------------       --------------
   End of year (including accumulated net investment
     loss of $112,853 and $0, respectively)                    $  515,643,200       $  466,128,526
                                                               ==============       ==============

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                       YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------------
                                                        2003             2002             2001             2000
                                                     ----------       ----------       ----------       ----------
CLASS A SHARES
Net Asset Value, beginning of year                   $     7.46       $    10.53       $    14.02       $    23.88
Income from investment operations:
     Net investment loss                                  (0.06)           (0.06)           (0.05)           (0.05)
     Net realized and unrealized gains
       (losses) on securities                              2.39            (3.01)           (3.44)           (6.39)
                                                     ----------       ----------       ----------       ----------
         Total from investment
           operations                                      2.33            (3.07)           (3.49)           (6.44)
Less dividends and distributions:
     From net investment income                            0.00             0.00             0.00             0.00
     From net realized gains                               0.00             0.00             0.00            (3.42)
                                                     ----------       ----------       ----------       ----------
         Total distributions                               0.00             0.00             0.00            (3.42)

Net Asset Value, end of year                         $     9.79       $     7.46       $    10.53       $    14.02
                                                     ==========       ==========       ==========       ==========
Total return*                                             31.23%          (29.15%)         (24.89%)         (27.30%)
Ratios/Supplemental Data
     Net assets, end of year (000s)                  $    6,452       $    5,149       $    7,795       $    8,655
     Net expenses to average net assets#                   1.66%            1.48%            1.20%            1.05%
     Gross expenses to average net assets#                 1.66%            1.48%            1.21%            1.08%
     Net investment loss to average
       net assets                                         (0.59%)          (0.56%)          (0.47%)          (0.54%)
     Portfolio turnover rate@                               124%             139%             152%             182%

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                       YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------------
                                                        2003             2002             2001             2000
                                                     ----------       ----------       ----------       ----------
CLASS B SHARES
Net Asset Value, beginning of year                   $     7.30       $    10.38       $    13.91       $    23.88
Income from investment operations:
     Net investment loss                                  (0.17)           (0.18)           (0.13)           (0.11)
     Net realized and unrealized gains
       (losses) on securities                              2.37            (2.90)           (3.40)           (6.44)
                                                     ----------       ----------       ----------       ----------
         Total from investment
           operations                                      2.20            (3.08)           (3.53)           (6.55)
Less dividends and distributions:
     From net investment income                            0.00             0.00             0.00             0.00
     From net realized gains                               0.00             0.00             0.00            (3.42)
                                                     ----------       ----------       ----------       ----------
         Total distributions                               0.00             0.00             0.00            (3.42)
Net Asset Value, end of year                         $     9.50       $     7.30       $    10.38       $    13.91
                                                     ==========       ==========       ==========       ==========
Total return*                                             30.14%          (29.67%)         (25.38%)         (27.77%)
Ratios/Supplemental Data
     Net assets, end of year (000s)                  $   13,664       $   11,603       $   19,829       $   25,359
     Net expenses to average net assets#                   2.48%            2.22%            1.92%            1.80%
     Gross expenses to average net assets#                 2.48%            2.22%            1.93%            1.82%
     Net investment loss to
       average net assets                                 (1.41%)          (1.30%)          (1.20%)          (1.29%)
     Portfolio turnover rate@                               124%             139%             152%             182%

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                       YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------------
                                                        2003             2002             2001             2000
                                                     ----------       ----------       ----------       ----------
CLASS C SHARES
Net Asset Value, beginning of year                   $     7.29       $    10.36       $    13.92       $    23.88
Income from investment operations:
     Net investment loss                                  (0.19)           (0.26)           (0.18)           (0.10)
     Net realized and unrealized gains
       (losses) on securities                              2.38            (2.81)           (3.38)           (6.44)
                                                     ----------       ----------       ----------       ----------
         Total from investment
           operations                                      2.19            (3.07)           (3.56)           (6.54)
Less dividends and distributions:
     From net investment income                            0.00             0.00             0.00             0.00
     From net realized gains                               0.00             0.00             0.00            (3.42)
                                                     ----------       ----------       ----------       ----------
         Total distributions                               0.00             0.00             0.00            (3.42)
Net Asset Value, end of year                         $     9.48       $     7.29       $    10.36       $    13.92
                                                     ==========       ==========       ==========       ==========
Total return*                                             30.04%          (29.63%)         (25.58%)         (27.72%)
Ratios/Supplemental Data
     Net assets, end of year (000s)                  $    1,774       $    1,528       $    2,979       $    4,384
     Net expenses to average net assets#                   2.49%            2.37%            2.10%            1.80%
     Gross expenses to average net assets#                 2.49%            2.37%            2.11%            1.82%
     Net investment loss to
       average net assets                                 (1.42%)          (1.46%)          (1.38%)          (1.28%)
     Portfolio turnover rate@                               124%             139%             152%             182%

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                     YEAR ENDED DECEMBER 31,
                                         -------------------------------------------------------------------------------
                                             2003             2002             2001            2000              1999
                                         -----------      -----------      -----------      -----------      -----------
CLASS F SHARES
Net Asset Value, beginning of year       $      7.48      $     10.53      $     14.03      $     23.87      $     20.41
Income from investment operations:
    Net investment loss                        (0.17)           (0.22)           (0.15)           (0.21)           (0.09)
    Net realized and unrealized
      gains (losses) on securities              2.52            (2.83)           (3.35)           (6.21)            7.73
                                         -----------      -----------      -----------      -----------      -----------
         Total from investment
           operations                           2.35            (3.05)           (3.50)           (6.42)            7.64
Less dividends and distributions:
    From net investment income                  0.00             0.00             0.00             0.00             0.00^
    From net realized gains                     0.00             0.00             0.00            (3.42)           (4.18)
                                         -----------      -----------      -----------      -----------      -----------
         Total distributions                    0.00             0.00             0.00            (3.42)           (4.18)
Net Asset Value, end of year             $      9.83      $      7.48      $     10.53      $     14.03      $     23.87
                                         ===========      ===========      ===========      ===========      ===========
Total return                                   31.42%          (28.96%)         (24.95%)         (27.23%)          39.06%

Ratios/Supplemental Data
    Net assets, end of year (000s)       $   484,742      $   443,307      $   865,425      $ 1,441,466      $ 3,323,606
    Net expenses to average
      net assets#                               1.47%            1.37%            1.30%            1.06%            1.08%
    Gross expenses to average
      net assets#                               1.47%            1.38%            1.31%            1.07%            1.09%
    Net investment loss to
      average net assets                       (0.41%)          (0.46%)          (0.58%)          (0.58%)          (0.47%)
    Portfolio turnover rate@                     124%             139%             152%             182%             117%

^ Distributions from net investment income for the year ended December 31, 1999 aggregated less than $0.01 on a per share basis.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                       YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------------
                                                        2003             2002             2001             2000
                                                     ----------       ----------       ----------       ----------
CLASS R SHARES
Net Asset Value, beginning of year                   $     7.50       $    10.57       $    14.07       $    23.88
Income from investment operations:
     Net investment income (loss)                          0.01             0.01            (0.02)           (0.02)
     Net realized and unrealized gains
       (losses) on securities                              2.38            (3.08)           (3.48)           (6.37)
                                                     ----------       ----------       ----------       ----------
         Total from investment
           operations                                      2.39            (3.07)           (3.50)           (6.39)
Less dividends and distributions:
     From net investment income                            0.00             0.00             0.00             0.00
     From net realized gains                               0.00             0.00             0.00            (3.42)
                                                     ----------       ----------       ----------       ----------
         Total distributions                               0.00             0.00             0.00            (3.42)

Net Asset Value, end of year                         $     9.89       $     7.50       $    10.57       $    14.07
                                                     ==========       ==========       ==========       ==========
Total return                                              31.87%          (29.04%)         (24.88%)         (27.08%)

Ratios/Supplemental Data
     Net assets, end of year (000s)                  $    8,792       $    4,333       $    2,023       $        9
     Net expenses to average net assets#                   1.13%            1.30%            1.46%            0.79%
     Gross expenses to average net assets#                 1.13%            1.30%            1.46%            0.82%
     Net investment income (loss) to
       average net assets                                 (0.04%)          (0.34%)          (0.72%)          (0.29%)
     Portfolio turnover rate@                               124%             139%             152%             182%

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                       YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------------
                                                        2003             2002             2001             2000
                                                     ----------       ----------       ----------       ----------
CLASS T SHARES
Net Asset Value, beginning of year                   $     7.27       $    10.38       $    14.00       $    23.88
Income from investment operations:
     Net investment loss                                  (0.30)           (0.56)           (0.19)           (0.09)
     Net realized and unrealized gains
       (losses) on securities                              2.51            (2.55)           (3.43)           (6.37)
                                                     ----------       ----------       ----------       ----------
         Total from investment
           operations                                      2.21            (3.11)           (3.62)           (6.46)
Less dividends and distributions:
     From net investment income                            0.00             0.00             0.00             0.00
     From net realized gains                               0.00             0.00             0.00            (3.42)
                                                     ----------       ----------       ----------       ----------
         Total distributions                               0.00             0.00             0.00            (3.42)
Net Asset Value, end of year                         $     9.48       $     7.27       $    10.38       $    14.00
                                                     ==========       ==========       ==========       ==========
Total return*                                             30.40%          (29.96%)         (25.86%)         (27.38%)

Ratios/Supplemental Data
     Net assets, end of year (000s)                  $      220       $      208       $      621       $      802
     Net expenses to average net assets#                   2.22%            2.78%            2.55%            1.29%
     Gross expenses to average net assets#                 2.22%            2.78%            2.56%            1.32%
     Net investment loss to
       average net assets                                 (1.15%)          (1.89%)          (1.83%)          (0.80%)
     Portfolio turnover rate@                               124%             139%             152%             182%

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2003

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Ten series of shares are currently issued: Balanced, Discovery, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATIONS--An equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of Nasdaq and foreign securities for which an official closing price is provided, at the official closing price. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars.

   Debt securities are valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company's board of directors or, if such prices are not available, at the mean of the bid and asked quotations obtained from securities dealers. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region. The Fund amortizes premiums and discounts on all fixed-income securities.

   If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded, and it is determined that the event has materially affected the value of the security.

   SECURITY TRANSACTIONS--Security transactions are accounted for as of the date the securities are purchased or sold (trade date). Net realized gains and losses are determined on the basis of identified cost, which is also used for federal income tax purposes.

   FOREIGN SECURITIES AND CURRENCY TRANSACTIONS--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract, if any, is recorded as foreign currency gain or loss and would be presented as such in the Statement of Operations.

   Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

   FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

   INVESTMENT INCOME--Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends (if any) and capital gains (if any) annually. Dividends and distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

   EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.

   The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. FEES AND TRANSACTIONS WITH AFFILIATES

ADVISORY FEES--Founders Asset Management LLC ("Founders") serves as investment adviser to the Fund. Founders is an indirect wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.

   In accordance with an investment advisory agreement between the Company and Founders, the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1.00% of the first $30 million of net assets, 0.75% of the next $270 million of net assets, 0.70% of the next $200 million of net assets, and 0.65% of net assets in excess of $500 million.

   SHAREHOLDER SERVICING AND TRANSFER AGENCY FEES FOR CLASS F SHARES--The Company has a shareholder services agreement with Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus", an affiliate of Founders), whereby the Funds have agreed to compensate DSC for providing certain shareholder servicing functions to holders of Class F shares. During the period from May 1, 2003 through December 31, 2003, the Fund paid DSC a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account considered to be an open account at any time during a given month. Prior to May 1, 2003, the Company had a shareholder services agreement with Founders whereby the Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account considered to be an open account at any time during a given month. During the year ended December 31, 2003, Class F shares were charged $306,950 and $169,884, respectively, pursuant to these shareholder services agreements.

   Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for all of the Fund's share classes. With the exception of out-of-pocket charges, the fees charged by DTI with respect to the Fund's Class F shares are paid by DSC. The out-of-pocket charges from DTI are paid by the Fund. Prior to May 1, 2003, Investors Trust Company ("ITC") was the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC were paid by Founders. The out-of-pocket charges from ITC were paid by the Fund. During the year ended December 31, 2003, Class F shares were charged $212,499 and $67,909, respectively, for out-of-pocket transfer agent charges.

   TRANSFER AGENCY FEES FOR CLASS A, CLASS B, CLASS C, CLASS R, AND CLASS T SHARES--The fees charged by DTI with respect to the Fund's Class A, B, C, R, and T shares are paid by the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $12.23 to $12.84, per shareholder account considered to be an open account at any time during a given month, plus out-of-pocket charges. Class-specific transfer agency fees paid to DTI during the year ended December 31, 2003 were as follows:

                                                                     TRANSFER
                                                                    AGENCY FEES
                                                                    ----------
Class A                                                             $   20,202
Class B                                                             $   52,395
Class C                                                             $    6,820
Class R                                                             $    4,612
Class T                                                             $    1,298

   DISTRIBUTION AND SHAREHOLDER SERVICES PLANS--DSC also is the distributor of the Fund's shares. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing or servicing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year ended December 31, 2003, Class F shares were charged $1,186,649 pursuant to this Distribution Plan.

   The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under this plan, the Fund pays DSC a fee for distributing its Class B and C shares at the annual rate of 0.75% of the value of the average daily net assets of its Class B and C shares, respectively, and pays DSC a fee for distributing its Class T shares at the annual rate of 0.25% of the average daily net assets of its Class T shares.

   In addition, the Fund has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay DSC an annual fee of 0.25% of the value of their average daily net assets for the provision of certain services.

   Distribution and shareholder servicing fees paid to DSC by the Fund's Class A, B, C, and T shares for the year ended December 31, 2003, were as follows:

                                       DISTRIBUTION      SHAREHOLDER
                                           FEES         SERVICING FEES
                                      --------------    --------------
Class A                                       N/A         $  14,458
Class B                                 $  93,926         $  31,309
Class C                                 $  11,977         $   3,992
Class T                                 $     494         $     494

During the year ended December 31, 2003, DSC retained $622 and $19 in sales commissions from the sales of Class A and Class T shares, respectively. DSC also retained $37,121 and $80 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively.

   FUND ACCOUNTING AND ADMINISTRATIVE SERVICES FEES--The Funds have agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Fund on the first $500 million, 0.04% of the average daily net assets of the Fund on the next $500 million, and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services.

   CUSTODIAN FEES--Mellon Bank N.A., a wholly-owned subsidiary of Mellon Financial Corporation, serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian. The custodian has also agreed to a fee waiver for the Funds during the time periods and in the amounts set forth below:

                       TIME PERIOD        AMOUNT OF WAIVER
                    -----------------     ----------------
                    9/1/02 to 8/31/03        $  100,000
                    9/1/03 to 8/31/04        $  150,000
                    9/1/04 to 8/31/05        $  200,000
                    9/1/05 to 8/31/06        $  200,000

   The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2003, the Fund's portion of the fee waiver was $3,051. The amount paid to Mellon was reduced by this fee waiver amount.

   DIRECTORS COMPENSATION--The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Other Liabilities on the Statement of Assets and Liabilities. Deferral of directors' fees under the plan does not affect the net assets of the Fund.

   Certain officers of the Company are also officers and/or directors of Founders. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

   OTHER--During the year ended December 31, 2003, Founders reimbursed the Fund for a trading error, the amount of which was not material to the Fund.

3. FEDERAL TAX INFORMATION

Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sale losses, foreign currency transactions, net operating losses, and capital loss carryovers. Permanent differences identified during the year ended December 31, 2003 have been reclassified among the components of net assets as follows:

       UNDISTRIBUTED NET   UNDISTRIBUTED NET REALIZED
       INVESTMENT INCOME        GAINS AND LOSSES        PAID-IN CAPITAL
       -----------------   --------------------------   ---------------
       $       2,049,922            $   0               $    (2,049,922)

   The tax components of capital represent distribution requirements the Fund must satisfy under the income tax regulations and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below as of December 31, 2003 represent capital loss carryovers that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The utilization of acquired losses may be limited under federal tax laws. Post-October 31 foreign currency losses noted below, if any, may be used to offset future net investment income and thereby reduce future ordinary income distributions. These carryovers expire between December 31, 2007 and December 31, 2010. Net capital loss carryovers utilized in 2003 amounted to $19,881,060.

   The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2003 are noted below. The primary difference between book and tax appreciation or depreciation is wash sale loss deferrals.

Accumulated Capital Losses                          $   766,225,012
Post-October Capital Loss Deferral                  $     5,914,879
Federal Tax Cost                                    $   479,733,957
Gross Tax Appreciation of Investments               $    65,953,511
Gross Tax Depreciation of Investments               $    (9,801,240)
Net Tax Appreciation                                $    56,152,271

4. CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 750 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                          YEAR                                YEAR
                                                          ENDED                               ENDED
                                                         12/31/03                            12/31/02
                                               -------------------------------     -------------------------------
                                                  SHARES            AMOUNT            SHARES           AMOUNT
                                               ------------    ---------------     -------------   ---------------
CLASS A
      Sold                                          102,390    $       863,766           176,909   $     1,575,474
      Issued in Connection with
         Acquisition                                      0    $             0             8,437   $        83,443
      Redeemed                                     (133,313)   $    (1,122,444)         (235,763)  $    (2,098,062)
      NET DECREASE                                  (30,923)   $      (258,678)          (50,417)  $      (439,145)
CLASS B
      Sold                                           95,258    $       810,696           117,855   $     1,071,298
      Issued in Connection with
         Acquisition                                      0    $             0            30,576   $       297,814
      Redeemed                                     (245,915)   $    (2,033,892)         (469,578)  $    (3,943,995)
      NET DECREASE                                 (150,657)   $    (1,223,196)         (321,147)  $    (2,574,883)
CLASS C
      Sold                                           22,136    $       191,985            19,428   $       176,384
      Issued in Connection with
         Acquisition                                      0    $             0             3,774   $        36,681
      Redeemed                                      (44,718)   $      (358,636)         (100,964)  $      (869,314)
      NET DECREASE                                  (22,582)   $      (166,651)          (77,762)  $      (656,249)
CLASS F
      Sold                                        5,549,619    $    46,590,327         6,324,146   $    57,283,483
      Issued in Connection with
         Acquisition                                      0    $             0           162,005   $     1,602,235
      Redeemed                                  (15,507,433)   $  (134,909,651)      (29,363,216)  $  (269,338,661)
      NET DECREASE                               (9,957,814)   $   (88,319,324)      (22,877,065)  $  (210,452,943)
CLASS R
      Sold                                          388,827    $     3,417,348           440,296   $     3,853,596
      Issued in Connection with
         Acquisition                                      0    $             0                48   $           475
      Redeemed                                      (77,669)   $      (680,742)          (54,408)  $      (477,386)
      NET INCREASE                                  311,158    $     2,736,606           385,936   $     3,376,685
CLASS T
      Sold                                              856    $         6,961             1,782   $        16,192
      Issued in Connection with
         Acquisition                                      0    $             0               791   $         7,690
      Redeemed                                       (6,333)   $       (48,540)          (33,797)  $      (295,522)
      NET DECREASE                                   (5,477)   $       (41,579)          (31,224)  $      (271,640)

5. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the year ended December 31, 2003 were $565,669,867 and $625,074,961, respectively.

6. LINE OF CREDIT

The Company has a line of credit arrangement ("LOC") with State Street Bank and Trust Company, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $50 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $50 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2003, the Fund did not have any borrowings under the LOC.

7. ACQUISITION OF DREYFUS FOUNDERS FOCUS FUND

On February 22, 2002, the Fund acquired all the net assets of Dreyfus Founders Focus Fund ("Focus") pursuant to a plan of reorganization approved by Focus shareholders on February 15, 2002. The acquisition was accomplished by a tax-free exchange of Class A, Class B, Class C, Class F, Class R, and Class T shares of the Fund in the amount of 8,437, 30,576, 3,774, 162,005, 48, and 791 shares, respectively, (valued at $83,443, $297,814, $36,681, $1,602,235, $475, and $7,690, respectively) for the 14,562, 52,804, 6,515, 279,701, 80, and 1,328
Focus Class A, Class B, Class C, Class F, Class R, and Class T shares outstanding, respectively, on February 22, 2002. Focus' net assets on that date, $2,028,338, including $145,042 of unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund and Focus immediately before the acquisition were $808,857,376 and $2,028,338, respectively.

8. LEGAL MATTERS

PFEIFFER V. THE DREYFUS CORPORATION

On December 9, 2003, a purported shareholder in the Dreyfus Premier NexTech Fund brought an action against Dreyfus seeking to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to the Dreyfus Founders Funds (other than Dreyfus Founders Money Market Fund) and two Dreyfus Premier Funds. Plaintiff claims that the funds were closed to new investors but that Dreyfus nonetheless improperly continued to charge Rule 12b-1 fees for marketing and distribution services in violation of Section 36(b) of the Investment Company Act of 1940 and in breach of its common law fiduciary duties. Plaintiff also seeks to recover a portion of the investment advisory fees charged to the closed funds while Dreyfus was "in breach of its fiduciary duties" and to enjoin Dreyfus from collecting additional 12b-1 fees from those funds, as well as an award of attorneys' fees and litigation expenses.

HAYS V. MELLON FINANCIAL CORP., ET AL.

On January 30, 2004, a purported shareholder in the Dreyfus Disciplined Stock Fund filed a class action against Mellon Financial Corporation, Mellon Bank, Dreyfus, Founders, and the directors of the Dreyfus Founders Funds and all or substantially all of the Dreyfus Funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of Sections 34(b), 36(b), and 48(a) of the Investment Company Act of 1940, Section 215 of the Investment Advisers Act of 1940, and common law claims. The action seeks to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to various funds for marketing and distribution services. More specifically, the Plaintiff claims, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus and Dreyfus Founders Funds over other funds, and that such payments were not disclosed to investors. In addition, Plaintiff asserts that economies of scale and soft-dollar benefits were not passed on to investors. Plaintiff further alleges that 12b-1 fees charged to certain funds that were closed to new investors were also improper. The complaint seeks compensatory and punitive damages, rescission of the advisory contracts, an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses.

These actions will be defended vigorously, and management of the Fund believes they are without merit.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Growth Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Denver, Colorado
February 12, 2004

YOUR BOARD REPRESENTATIVES
(UNAUDITED)

The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below along with the year in which they joined the Board in parentheses, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 75, resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

DIRECTORS

EUGENE H. VAUGHAN, CFA, 70. Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan Nelson Investment Management, LP, an investment counseling firm. Director, Encore Bank. Director, Greater Houston Partnership, and Chairman, Center for Houston's Future, both of which are non-profit organizations. Founding Chairman and former Governor, Association for Investment Management and Research. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation. (1970)

ALAN S. DANSON, 64. Private investor. Formerly, President and Director, D.H. Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Formerly, Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service (1996 to 1999). Director, CaseShare Systems, LLP, a document management company. Director, Gore Range Natural Science School and The Les Streeter Programs, Inc., both of which are non-profit organizations. (1991)

JOAN D. MANLEY, 71. Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. (1960 to 1984). Director, Sara Lee Corporation and Moore Wallace Corporation, a printing company. (1998)

ROBERT P. MASTROVITA, 59. Private Investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy. (1998)

TRYGVE E. MYHREN, 67. President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Meguntucook Funds, a venture capital firm (1998 to Present). Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and Communications Corporation (now Time Warner cable) (1981 to 1988). Director, Advanced Marketing Services, Inc. Trustee and Chairman of Finance Committee, the University of Denver. Trustee, U.S. Ski and Snowboard Team Foundation and the Denver Art Museum. (1996)

GEORGE W. PHILLIPS, 65. Retired. Vice Chairman of the Board, Chairman of the Finance Committee, and Chairman of the Investment Committee, Children's Medical Center of Boston. Formerly, President and Chief Executive Officer of Warren Bancorp, Inc. and Warren Five Cents Savings Bank (1992 to 1997). (1998)

JAY A. PRECOURT, 66. Chairman, CEO, and Director, Scissor Tail Energy, LLC (2000 to present). Managing General Partner, Precourt Interests, Ltd., an energy and investments company (1995 to present). President, Skylark Enterprises, Inc., a ranching and real estate business. Formerly, President, CEO, Vice Chairman and Director, Tejas Energy, LLC and predecessor companies (1987 to 1999). Director, Halliburton Company, an energy services company. Director, The Timken Company, a manufacturing company. Director, Apache Corporation, an oil and gas company. Chairman and Director, Hermes Consolidated, Inc., an energy transportation and crude oil refining company. (1983)

PRINCIPAL OFFICERS

RICHARD W. SABO, 46. President of the Funds since 2000 and Principal Executive Officer of the Funds since 2002. Founders' President and Chief Executive Officer, Member of Founders' Board of Managers and Director of Dreyfus (1998 to present). Executive Vice President of DSC since 2003. Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 46. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President-Administration and Treasurer. Vice President of DSC since 2003. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 48. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President-Legal, General Counsel and Secretary. Assistant Secretary of DSC since 2003. Employed by Founders and its predecessor company since 1996.

ROBERT T. KELLY, 34. Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Funds since 2003. Founders' Vice President of Portfolio Accounting since 2000. Formerly, Assistant Treasurer of the Funds (2000 to 2003), and Head of Equity Desk for ABN Amro Trust Company (Cayman) Limited (1998 to 2000).

WILLIAM G. GERMENIS, 33. Anti-Money Laundering Compliance Officer for the Class A, Class B, Class C, Class R, and Class T shares of the Funds since 2002 and for the Class F shares of the Funds since 2003. Vice President of MBSC, LLC since 2002. Vice President and Anti-Money Laundering Compliance Officer of DSC and Anti-Money Laundering Compliance Officer of investment companies managed by Dreyfus. Employed by DSC since 1998.

The directors and officers may be contacted at Founders' address appearing on the back cover, except for Mr. Germenis who can be contacted at 200 Park Avenue, New York, New York 10166.

                              For More Information


                                        DREYFUS FOUNDERS
                                        GROWTH FUND
                                        200 Park Avenue
                                        New York, NY  10166

                                        MANAGER

                                        Founders Asset Management LLC
                                        210 University Boulevard, Suite 800
                                        Denver, CO  80206

                                        TRANSFER AGENT &
                                        DIVIDEND DISBURSING AGENT
To obtain information:
---------------------------------       Dreyfus Transfer, Inc.
BY TELEPHONE                    |       200 Park Avenue
Call your financial             |       New York, NY  10166
representative or               |
1-800-554-4611                  |
                                |       DISTRIBUTOR
BY MAIL  Write to:              |
Dreyfus Founders Funds          |       Dreyfus Service Corporation
144 Glenn Curtiss Boulevard     |       200 Park Avenue
Uniondale, NY  11556-0144       |       New York, NY 10166







Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(C)2004 Dreyfus Service Corporation                                    213AR1203

        Dreyfus Founders
        Growth and
        Income Fund




        ANNUAL REPORT     December 31, 2003



[GRAPHIC]








                                                YOU, YOUR ADVISOR AND
                                                (R) DREYFUS LOGO
                                                A MELLON FINANCIAL COMPANY (SM)

TABLE OF CONTENTS

Management Overview                                    3

Statement of Investments                              10

Statement of Assets and Liabilities                   15

Statement of Operations                               17

Statements of Changes in Net Assets                   18

Financial Highlights                                  19

Notes to Financial Statements                         25

Report of Independent Auditors                        35

Other Tax Information                                 36

Your Board Representatives                            37




The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. Companies appearing in bold print on pages 3-9 were owned by the Fund on December 31, 2003. The amounts of these holdings are included in the Statement of Investments.

          - NOT FDIC-INSURED  - NOT BANK-GUARANTEED  - MAY LOSE VALUE

MANAGEMENT OVERVIEW

[PHOTO OF JOHN B. JARES]

A DISCUSSION WITH PORTFOLIO MANAGER JOHN B. JARES, CFA

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2003?

The year saw equity markets reinvigorated as uncertainty and an appetite for lower-risk investments soon gave way to confidence and heightened expectations in the domestic economy. Dreyfus Founders Growth and Income Fund fared well during the period when compared to its benchmark, the Standard & Poor's 500 Index, which posted a return of 28.68%.

IN WHAT BROAD ECONOMIC AND MARKET ENVIRONMENT DID THE FUND PERFORM IN 2003?

2003 began sluggishly with falling equity prices, uncertainty over the possible war in Iraq and continuing corporate malfeasance stunting confidence in the equity markets as investors searched for lower risk, more defensive securities in which to invest.

   However, by the second quarter of the year, the market experienced an upswing, spurred by the easing of the uncertainty surrounding the hostilities in Iraq. Although economic statistics supplied by the government and other organizations continued to show mixed results, investors' renewed confidence

[SIDENOTE]

"IT WAS IN THE CONSUMER DISCRETIONARY AND CONSUMER STAPLES SECTORS WHERE WE FOUND THE MOST COMPELLING GROWTH AND INVESTMENT OPPORTUNITIES."

in equity markets, the pace of economic growth and falling interest rates drew investors' attention toward less-defensive vehicles and back to the equity market.

   The market's rise was driven by various economic improvements during the course of the year. Better-than-expected corporate profit growth, the easing of geopolitical uncertainty, the Federal Reserve's accommodative monetary policy and President Bush's fiscal stimulus plan were major factors in the improving economic trends. And although some weights on the economic recovery still existed during the year, expectations that these may continue to ease in the coming year remained strong.

WHAT MANAGEMENT DECISIONS POSITIVELY IMPACTED FUND PERFORMANCE FOR THE PERIOD?

The Fund was able to take advantage of the improving economic environment during the twelve months ended December 31. It was in the consumer discretionary and consumer staples sectors where we found

[SIDENOTE]

PERFORMANCE HIGHLIGHTS

- By the second quarter of the year, the market experienced an upswing that continued throughout the year, spurred by the initiation and successful conclusion to major hostilities in Iraq.

- Relative performance was driven by Fund holdings in the technology, consumer staples and consumer discretionary sectors as well as favorable stock selection and overweight positions in select sectors versus the benchmark.

- An infusion of consumer capital, driven by the improving economy, bolstered the consumer discretionary sector's performance. Paired with the Fund's relative overweight position and strong stock selection in this sector, this helped boost Fund returns.

- Weak stock selection in the information technology sector and the Fund's cash position detracted from overall Fund performance during the year.

some of the most compelling growth and investment opportunities. An infusion of consumer capital, driven by the improving economy, bolstered the performance of these sectors. Strong stock selection buoyed overall Fund performance with names such as BEST BUY COMPANY, INC., ROYAL CARIBBEAN CRUISES LIMITED, and ESTEE LAUDER COMPANIES, INC. Best Buy's success was driven by solid execution and market share gains from primary competitors like Circuit City, Tweeter and Ultimate Electronics. An improvement in consumer spending also helped company performance as new product cycles such as HDTV and digital photography sparked consumer interest. One of the Fund's largest holdings during the period, Royal Caribbean's performance was helped by an increase in demand for leisure travel, solid execution and excellent product positioning. Estee Lauder posted better-than-expected revenue and earnings growth as the company benefited from a rebound in high-end consumer demand in the United States and abroad.

   The healthcare sector was the second largest contributor to the Fund's relative performance. Although a few specific healthcare holdings underperformed during the period, strong stock selection paired with an underweight position versus the benchmark had a positive effect on the Fund's relative return.

[SIDENOTE]

LARGEST EQUITY HOLDINGS (TICKER SYMBOL)

 1.  SPDR Trust Series 1 (SPY)                     5.22%
 2.  General Electric Company (GE)                 3.75%
 3.  Estee Lauder Companies, Inc. (EL)             2.30%
 4.  Royal Caribbean Cruises Limited (RCL)         2.28%
 5.  Microsoft Corporation (MSFT)                  2.07%
 6.  MBNA Corporation (KRB)                        1.98%
 7.  Maxim Integrated Products, Inc. (MXIM)        1.94%
 8.  Nordstrom, Inc. (JWN)                         1.86%
 9.  Wells Fargo & Company (WFC)                   1.84%
10.  Linear Technology Corporation (LLTC)          1.84%

   Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

   Several stock picks within the technology sector also favorably impacted performance. Notable among these strong performers are names such as INTEL CORPORATION, VERITAS SOFTWARE CORPORATION, and CISCO SYSTEMS, INC. Intel benefited from robust demand for personal computers driven primarily by consumers. VERITAS Software posted excellent revenue

[SIDE NOTE]

[CHART]

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Growth and Income Fund on 12/31/93 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

      The Standard & Poor's (S&P) 500 Index is a market-value-weighted, unmanaged index of common stocks considered representative of the broad market. The total return figures cited for this index assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

and earnings growth as business enterprise spending on storage-related software rebounded from 2002's very low levels. Cisco Systems gained from both a rebound in enterprise spending on networking equipment as well as recent product introductions.

   The least compelling area for investment in 2003 was in the long distance and local telephone industries within the telecommunications sector. These industries continued to present lackluster performance during the year, so the Fund limited its exposure to this sector, reducing the potential negative impact.

[SIDENOTE]

   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03

                                                        1         5       10         SINCE
CLASS (INCEPTION DATE)                                 YEAR     YEARS    YEARS     INCEPTION
--------------------------------------------------------------------------------------------
CLASS A SHARES  (12/31/99)
 With sales charge (5.75%)                             23.01%       --        --      (12.05%)
 Without sales charge                                  30.52%       --        --      (10.75%)
CLASS B SHARES  (12/31/99)
 With redemption*                                      25.41%       --        --      (11.80%)
 Without redemption                                    29.41%       --        --      (11.17%)
CLASS C SHARES  (12/31/99)
 With redemption**                                     28.34%       --        --      (11.58%)
 Without redemption                                    29.34%       --        --      (11.58%)
CLASS F SHARES  (7/5/38)                               30.67%    (5.73%)    5.39%        N/A
CLASS R SHARES  (12/31/99)                             30.55%       --        --      (10.55%)
CLASS T SHARES  (12/31/99)
 With sales charge (4.50%)                             23.38%       --        --      (12.30%)
 Without sales charge                                  29.20%       --        --      (11.28%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but does reflect the reinvestment of dividends and capital gain distributions, expense limits for certain share classes, and adjustments for financial statement purposes.

   *The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

   **The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

WHAT MANAGEMENT DECISIONS HINDERED PERFORMANCE DURING THE YEAR?

Weak stock selection in the strong-performing technology sector detracted from overall Fund performance during the year. BMC Software, Inc., a provider of e-business systems management software, exhibited sluggish sales trends for their software products during most of 2003, and revised earnings expectations lower. By the end of the year the company began to see better trends, however the Fund had sold the stock before this uptick in sales. Other negative contributors to Fund performance included KOHL'S CORPORATION, an operator of specialty department stores, which posted lackluster sales and lower margins as consumers shifted spending to other, higher-end retailers. Biotechnology company, Medimmune, Inc. saw its stock price move lower as the company's nasal flu vaccine, FluMist, proved a disappointing product launch. A relatively high price combined with restrictive handling requirements and limited distribution resulted in poor

[SIDENOTE]

[CHART]

PORTFOLIO COMPOSITION

Information Technology           23.59%
Consumer Discretionary           19.84%
Industrials                      10.82%
Financials                        9.55%
Healthcare                        7.83%
Consumer Staples                  6.89%
Energy                            3.81%
Materials                         1.79%
Telecommunications Services       1.66%
Other                             5.22%
Cash & Equivalents                9.00%

   The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

demand for the product. Wyeth, which partnered with Medimmune on the launch of FluMist, also suffered poor stock price performance driven by continued concern over diet drug litigation and the general lackluster performance experienced by most large pharmaceutical companies.

   Our management of the Fund continued to be driven primarily by our bottom-up intensive research approach rather than macro-economic events. However, a relatively high cash position in the first two months of the year helped buffer the decline experienced in equity prices. A lowering of the Fund's cash position in early March helped Fund performance as the commencement of the war in Iraq sparked the rally in stock prices.

   Even after this reduction, however, the Fund's cash position, which averaged 7.84% for the year, hampered returns the Fund might have otherwise seen in the strong market environment.

   An underweight position in the financials sector impeded Fund performance for the year. Although some strong stock selection within this sector helped reduce the negative effect that allocation had on performance, it was not enough to counter-balance the overall negative impact.

   Weak stock selection and an overweight position in the energy sector also dampened the Fund's relative performance over the 12-month period.

As we move forward into 2004, our overall strategy remains unchanged. We will continue to rely upon our bottom-up, fundamental-based intensive research approach to seek companies we believe are capable of posting strong future revenue and earnings growth at valuations that make sense.


/s/ John B. Jares


John B. Jares, CFA
Portfolio Manager

STATEMENT OF INVESTMENTS
December 31, 2003

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------
COMMON STOCKS (DOMESTIC)-84.9%

AEROSPACE & DEFENSE-1.0%
      13,375   General Dynamics Corporation                         $      1,208,959
      24,850   Lockheed Martin Corporation                                 1,277,290
                                                                    ----------------
                                                                           2,486,249
                                                                    ----------------
AIRLINES-0.9%
      80,575   AMR Corporation*                                            1,043,446
      79,400   Northwest Airlines Corporation Class A*                     1,002,028
                                                                    ----------------
                                                                           2,045,474
                                                                    ----------------
ALUMINUM-1.0%
      60,950   Alcoa, Inc.                                                 2,316,100
                                                                    ----------------
APPAREL RETAIL-0.6%
      62,050   Gap, Inc.                                                   1,440,181
                                                                    ----------------
APPLICATION SOFTWARE-0.6%
      58,650   PeopleSoft, Inc.*                                           1,337,220
                                                                    ----------------
ASSET MANAGEMENT & CUSTODY BANKS-0.9%
      67,450   SEI Investments Company                                     2,055,202
                                                                    ----------------
BIOTECHNOLOGY-2.5%
      26,810   Amgen, Inc.*                                                1,656,858
      71,200   Gilead Sciences, Inc.*                                      4,139,568
                                                                    ----------------
                                                                           5,796,426
                                                                    ----------------
BROADCASTING & CABLE TV-2.2%
      13,950   Clear Channel Communications, Inc.                            653,279
      68,550   Comcast Corporation Special Class A*                        2,144,244
      72,050   Cox Communications, Inc. Class A*                           2,482,123
                                                                    ----------------
                                                                           5,279,646
                                                                    ----------------
CASINOS & GAMING-0.8%
      43,125   Mandalay Resort Group                                       1,928,550
                                                                    ----------------

[SIDENOTE]

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

AU  Australia
AT  Austria
BD  Bermuda
BE  Belgium
BR  Brazil
CA  Canada
CI  Channel Islands
CN  China
DE  Denmark
FI  Finland
FR  France
GE  Germany
GR  Greece
HK  Hong Kong
ID  Indonesia
IE  Ireland
IN  India
IS  Israel
IT  Italy
JA  Japan
KR  South Korea
LU  Luxembourg
MA  Malaysia
NE  Netherlands
NW  Norway
PT  Portugal
PU  Puerto Rico
SA  South Africa
SG  Singapore
SP  Spain
SW  Sweden
SZ  Switzerland
TH  Thailand
TW  Taiwan
UK  United Kingdom
VI  Virgin Islands

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT-1.7%
     166,038   Cisco Systems, Inc.*                                 $      4,033,063
                                                                    ----------------
COMPUTER & ELECTRONICS RETAIL-0.7%
      31,424   Best Buy Company, Inc.                                      1,641,590
                                                                    ----------------
COMPUTER HARDWARE-1.7%
      42,175   International Business Machines Corporation                 3,908,779
                                                                    ----------------
COMPUTER STORAGE & PERIPHERALS-0.9%
     156,175   EMC Corporation*                                            2,017,781
                                                                    ----------------
CONSUMER FINANCE-2.0%
     188,456   MBNA Corporation                                            4,683,132
                                                                    ----------------
DATA PROCESSING & OUTSOURCED SERVICES-1.1%
      68,875   Fiserv, Inc.*                                               2,721,251
                                                                    ----------------
DEPARTMENT STORES-3.1%
      31,600   Kohl's Corporation*                                         1,420,104
     128,516   Nordstrom, Inc.                                             4,408,099
      31,000   Sears Roebuck & Company                                     1,410,190
                                                                    ----------------
                                                                           7,238,393
                                                                    ----------------
DIVERSIFIED BANKS-3.2%
      10,325   Bank of America Corporation                                   830,440
      53,575   Bank One Corporation                                        2,442,484
      74,075   Wells Fargo & Company                                       4,362,277
                                                                    ----------------
                                                                           7,635,201
                                                                    ----------------
DIVERSIFIED COMMERCIAL SERVICES-1.8%
     191,925   Cendant Corporation*                                        4,274,170
                                                                    ----------------
DRUG RETAIL-1.5%
      96,800   Walgreen Company                                            3,521,584
                                                                    ----------------
EXCHANGE TRADED FUNDS-5.2%
     110,950   SPDR Trust Series 1                                        12,347,626
                                                                    ----------------
FOOD RETAIL-0.5%
      57,100   Safeway, Inc.*                                              1,251,061
                                                                    ----------------
GOLD-0.8%
      39,225   Newmont Mining Corporation                                  1,906,727
                                                                    ----------------
HEALTHCARE EQUIPMENT-0.4%
      28,500   Boston Scientific Corporation*                              1,047,660
                                                                    ----------------
HOME IMPROVEMENT RETAIL-1.2%
      78,525   Home Depot, Inc.                                            2,786,852
                                                                    ----------------
HOTELS, RESORTS & CRUISE LINES-1.7%
      60,100   Carnival Corporation                                        2,387,773
      44,175   Starwood Hotels & Resorts Worldwide, Inc.                   1,588,975
                                                                    ----------------
                                                                           3,976,748
                                                                    ----------------

* NON-INCOME PRODUCING.

  SPDR - STANDARD AND POOR'S DEPOSITARY RECEIPT

  SEE NOTES TO FINANCIAL STATEMENTS.

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS-1.1%
      26,550   Procter & Gamble Company                             $      2,651,814
                                                                    ----------------
HYPERMARKETS & SUPER CENTERS-0.5%
      22,000   Wal-Mart Stores, Inc.                                       1,167,100
                                                                    ----------------
INDUSTRIAL CONGLOMERATES-4.3%
      15,900   3M Company                                                  1,351,977
     286,700   General Electric Company                                    8,881,966
                                                                    ----------------
                                                                          10,233,943
                                                                    ----------------
INDUSTRIAL MACHINERY-0.6%
      16,075   Illinois Tool Works, Inc.                                   1,348,853
                                                                    ----------------
INTEGRATED OIL & GAS-1.8%
     105,116   Exxon Mobil Corporation                                     4,309,756
                                                                    ----------------
INTEGRATED TELECOMMUNICATION SERVICES-0.9%
      64,225   Verizon Communications, Inc.                                2,253,013
                                                                    ----------------
INVESTMENT BANKING & BROKERAGE-1.3%
     163,850   Charles Schwab Corporation                                  1,939,984
      17,950   Morgan Stanley                                              1,038,767
                                                                    ----------------
                                                                           2,978,751
                                                                    ----------------
LEISURE FACILITIES-2.3%
     155,150   Royal Caribbean Cruises Limited                             5,397,669
                                                                    ----------------
MOVIES & ENTERTAINMENT-4.3%
     208,475   Time Warner, Inc.*                                          3,750,465
      60,675   Viacom, Inc. Class B                                        2,692,757
     159,450   Walt Disney Company                                         3,719,969
                                                                    ----------------
                                                                          10,163,191
                                                                    ----------------
MULTI-LINE INSURANCE-1.0%
      36,450   American International Group, Inc.                          2,415,906
                                                                    ----------------
OIL & GAS DRILLING-0.2%
      20,625   GlobalSantaFe Corporation                                     512,119
                                                                    ----------------
OIL & GAS EQUIPMENT & SERVICES-0.8%
      46,950   Smith International, Inc.*                                  1,949,364
                                                                    ----------------
OIL & GAS EXPLORATION & PRODUCTION-0.9%
      27,688   Apache Corporation                                          2,245,497
                                                                    ----------------
OTHER DIVERSIFIED FINANCIAL SERVICES-1.2%
      58,099   Citigroup, Inc.                                             2,820,125
                                                                    ----------------
PERSONAL PRODUCTS-2.3%
     138,500   Estee Lauder Companies, Inc. Class A                        5,437,510
                                                                    ----------------
PHARMACEUTICALS-3.9%
      45,625   Johnson & Johnson                                           2,356,988
      26,200   Merck & Company, Inc.                                       1,210,440
      88,434   Pfizer, Inc.                                                3,124,373
      58,950   Wyeth                                                       2,502,428
                                                                    ----------------
                                                                           9,194,229
                                                                    ----------------

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------
PUBLISHING-1.6%
      28,500   Gannett Company, Inc.                                $      2,541,060
      23,775   Tribune Company                                             1,226,790
                                                                    ----------------
                                                                           3,767,850
                                                                    ----------------
RAILROADS-1.6%
      55,875   Union Pacific Corporation                                   3,882,195
                                                                    ----------------
SEMICONDUCTOR EQUIPMENT-1.0%
      16,150   KLA-Tencor Corporation*                                       947,521
      31,025   Novellus Systems, Inc.*                                     1,304,601
                                                                    ----------------
                                                                           2,252,122
                                                                    ----------------
SEMICONDUCTORS-7.0%
      20,775   Broadcom Corporation*                                         708,220
      88,803   Intel Corporation                                           2,859,457
     103,250   Linear Technology Corporation                               4,343,728
      92,025   Maxim Integrated Products, Inc.                             4,582,845
     106,700   Xilinx, Inc.*                                               4,133,558
                                                                    ----------------
                                                                          16,627,808
                                                                    ----------------
SOFT DRINKS-1.0%
      44,700   Coca-Cola Company                                           2,268,525
                                                                    ----------------
SPECIALTY STORES-1.4%
      45,650   Staples, Inc.*                                              1,246,245
      45,925   Tiffany & Company                                           2,075,810
                                                                    ----------------
                                                                           3,322,055
                                                                    ----------------
SYSTEMS SOFTWARE-5.2%
      20,125   Adobe Systems, Inc.                                           790,913
     177,766   Microsoft Corporation                                       4,895,676
     233,725   Oracle Corporation*                                         3,085,170
      93,454   VERITAS Software Corporation*                               3,472,751
                                                                    ----------------
                                                                          12,244,510
                                                                    ----------------
WIRELESS TELECOMMUNICATION SERVICES-0.7%
      60,000   Nextel Communications, Inc.*                                1,683,600
                                                                    ----------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$175,063,499)                                                      200,804,171
                                                                    ----------------
COMMON STOCKS (FOREIGN)-6.1%
APPLICATION SOFTWARE-1.6%
      91,075   SAP AG Sponsored ADR (GE)                                   3,785,077
                                                                    ----------------
COMMUNICATIONS EQUIPMENT-1.0%
     132,100   Nokia Oyj Sponsored ADR (FI)                                2,245,700
                                                                    ----------------
IT CONSULTING & OTHER SERVICES-1.0%
      94,325   Accenture Limited Class A ADR (BD)*                         2,482,634
                                                                    ----------------

* NON-INCOME PRODUCING.

  ADR - AMERICAN DEPOSITARY RECEIPT

  SEE NOTES TO FINANCIAL STATEMENTS.

SHARES                                                                  MARKET VALUE
------------------------------------------------------------------------------------
PHARMACEUTICALS-1.0%
      44,000   Teva Pharmaceutical Industries Limited Sponsored
               ADR (IS)                                             $      2,495,240
                                                                    ----------------
RAILROADS-0.6%
      20,775   Canadian National Railway Company (CA)                      1,314,642
                                                                    ----------------
SEMICONDUCTOR EQUIPMENT-0.6%
      74,500   ASM Lithography Holding NV NY Shares (NE)*                  1,493,725
                                                                    ----------------
SEMICONDUCTORS-0.3%
      17,200   Marvell Technology Group Limited (BD)*                        652,396
                                                                    ----------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$10,893,933)                                                        14,469,414
                                                                    ----------------

PRINCIPAL AMOUNT                                                      AMORTIZED COST
------------------------------------------------------------------------------------
U.S. AGENCY DISCOUNT NOTES-5.8%
$ 13,600,000   Federal National Mortgage Association
               0.75% 1/2/04                                         $     13,599,717
                                                                    ----------------
TOTAL U.S. AGENCY DISCOUNT NOTES
(AMORTIZED COST-$13,599,717)                                              13,599,717
                                                                    ----------------
CORPORATE SHORT-TERM NOTES-2.2%

DIVERSIFIED COMMERCIAL SERVICES-2.2%
   5,300,000   TransAmerica Finance Corporation
               1.04% 1/5/04                                                5,299,388
                                                                    ----------------
TOTAL CORPORATE SHORT-TERM NOTES
(AMORTIZED COST-$5,299,388)                                                5,299,388
                                                                    ----------------
TOTAL INVESTMENTS-99.0%
(TOTAL COST-$204,856,537)                                                234,172,690
OTHER ASSETS AND LIABILITIES-1.0%                                          2,402,749
                                                                    ----------------
NET ASSETS-100.0%                                                   $    236,575,439
                                                                    ================

* NON-INCOME PRODUCING.

  ADR - AMERICAN DEPOSITARY RECEIPT

  SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003

ASSETS
Investment securities, at cost                                 $ 204,856,537
                                                               -------------
Investment securities, at market                                 234,172,690
Cash                                                                 589,837
Receivables:
   Investment securities sold                                      7,565,743
   Capital shares sold                                                31,476
   Dividends                                                         315,216
                                                               -------------
     Total Assets                                                242,674,962
                                                               -------------
LIABILITIES
Payables and other liabilities:
   Investment securities purchased                                 5,699,321
   Capital shares redeemed                                            75,929
   Advisory fees                                                     127,934
   Shareholder servicing fees                                         24,121
   Accounting fees                                                    11,809
   Distribution fees                                                  34,790
   Transfer agency fees                                               42,677
   Custodian fees                                                        292
   Other                                                              82,650
                                                               -------------
     Total Liabilities                                             6,099,523
                                                               -------------
Net Assets                                                     $ 236,575,439
                                                               =============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus)                        $ 332,380,794
Undistributed net investment income                                   79,859
Accumulated net realized loss from security transactions        (125,201,367)
Net unrealized appreciation on investments                        29,316,153
                                                               -------------
     Total                                                     $ 236,575,439
                                                               =============

SEE NOTES TO FINANCIAL STATEMENTS.

Net Assets--Class A                                            $     935,431
Shares Outstanding--Class A                                          208,566
Net Asset Value, Redemption Price Per Share                    $        4.49
Maximum offering price per share (net asset value plus
   sales charge of 5.75% of offering price)                    $        4.76

Net Assets--Class B                                            $   1,709,420
Shares Outstanding--Class B                                          388,523
Net Asset Value, Offering and Redemption Price (excluding
   applicable contingent deferred sales charge) Per Share      $        4.40

Net Assets--Class C                                            $     356,875
Shares Outstanding--Class C                                           82,649
Net Asset Value, Offering and Redemption Price (excluding
   applicable contingent deferred sales charge) Per Share      $        4.32

Net Assets--Class F                                            $ 233,332,949
Shares Outstanding--Class F                                       51,002,185
Net Asset Value, Offering and Redemption Price Per Share       $        4.57

Net Assets--Class R                                            $     211,072
Shares Outstanding--Class R                                           46,585
Net Asset Value, Offering and Redemption Price Per Share       $        4.53

Net Assets--Class T                                            $      29,692
Shares Outstanding--Class T                                            6,774
Net Asset Value, Redemption Price Per Share                    $        4.38
Maximum offering price per share (net asset value plus sales
   charge of 4.50% of offering price)                          $        4.59

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended December 31, 2003

INVESTMENT INCOME:
   Dividends                                                   $   2,343,606
   Interest                                                          177,482
   Foreign taxes withheld                                            (12,343)
                                                               -------------
     Total Investment Income                                       2,508,745
                                                               -------------
EXPENSES:
   Advisory fees--Note 2                                           1,371,576
   Shareholder servicing fees--Note 2                                302,947
   Accounting fees--Note 2                                           126,598
   Distribution fees--Note 2                                         166,608
   Transfer agency fees--Note 2                                      148,107
   Registration fees                                                  61,867
   Postage and mailing expenses                                       48,057
   Custodian fees and expenses--Note 2                                 8,790
   Printing expenses                                                  42,990
   Legal and audit fees                                               36,497
   Directors' fees and expenses--Note 2                               45,305
   Other expenses                                                     55,476
                                                               -------------
     Total Expenses                                                2,414,818
     Earnings Credits                                                 (3,392)
     Waived Expenses                                                  (1,892)
     Expense Offset to Broker Commissions                             (3,896)
                                                               -------------
     Net Expenses                                                  2,405,638
                                                               -------------
   Net Investment Income                                             103,107
                                                               -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
SECURITY TRANSACTIONS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain on Security transactions                         8,677,330
Net Change in Unrealized Appreciation/Depreciation
   of Investments                                                 48,238,272
                                                               -------------
   Net Realized and Unrealized Gain                               56,915,602
                                                               -------------
Net Increase in Net Assets Resulting from Operations           $  57,018,709
                                                               =============

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEAR ENDED        YEAR ENDED
                                                                       12/31/03          12/31/02
                                                                    --------------    --------------
OPERATIONS
Net Investment Income                                               $      103,107    $      243,717
Net Realized Gain (Loss)                                                 8,677,330       (45,255,731)
Net Change in Unrealized Appreciation / Depreciation                    48,238,272       (25,124,429)
                                                                    --------------    --------------
   Net Increase (Decrease) in Net Assets Resulting from
     Operations                                                         57,018,709       (70,136,443)
                                                                    --------------    --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
   Class F                                                                (183,602)         (109,803)
                                                                    --------------    --------------
   Net Decrease from Dividends and Distributions                          (183,602)         (109,803)
                                                                    --------------    --------------
CAPITAL SHARE TRANSACTIONS
Net Increase (Decrease)--Note 4
   Class A                                                                 408,018            74,186
   Class B                                                                 407,646          (173,941)
   Class C                                                                 121,020           (19,371)
   Class F                                                             (14,678,661)      (27,489,605)
   Class R                                                                 127,592            42,140
   Class T                                                                 (12,373)          (60,858)
                                                                    --------------    --------------
   Net Decrease from Capital Share Transactions                        (13,626,758)      (27,627,449)
                                                                    --------------    --------------
   Net Increase (Decrease) in Net Assets                                43,208,349       (97,873,695)

NET ASSETS
   Beginning of year                                                $  193,367,090    $  291,240,785
                                                                    --------------    --------------
   End of year (including undistributed net investment
     income of $79,859 and $160,354, respectively)                  $  236,575,439    $  193,367,090
                                                                    ==============    ==============

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                    YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------
                                                        2003          2002          2001          2000
                                                     ----------    ----------    ----------    ----------
CLASS A SHARES
Net Asset Value, beginning of year                   $     3.44    $     4.66    $     5.73    $     7.61
Income from investment operations:
     Net investment income (loss)                          0.03         (0.02)        (0.07)         0.00+
     Net realized and unrealized gains
       (losses) on securities                              1.02         (1.20)        (1.00)        (1.45)
                                                     ----------    ----------    ----------    ----------
         Total from investment
           operations                                      1.05         (1.22)        (1.07)        (1.45)
Less dividends and distributions:
     From net investment income                            0.00          0.00          0.00          0.00
     From net realized gains                               0.00          0.00          0.00^        (0.43)
                                                     ----------    ----------    ----------    ----------
         Total distributions                               0.00          0.00          0.00         (0.43)

Net Asset Value, end of year                         $     4.49    $     3.44    $     4.66    $     5.73
                                                     ==========    ==========    ==========    ==========
Total return*                                             30.52%       (26.18%)      (18.65%)      (19.04%)

Ratios/Supplemental Data
     Net assets, end of year (000s)                  $      935    $      378    $      442    $      318
     Net expenses to average net assets#                   1.48%         1.87%         2.98%         1.01%
     Gross expenses to average net assets#                 1.49%         1.87%         2.98%         1.06%
     Net investment loss to average
       net assets                                         (0.25%)       (0.67%)       (1.82%)       (0.03%)
     Portfolio turnover rate@                               123%          152%          144%          165%

+ Net investment income (loss) for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.

^ Distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                    YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------
                                                        2003          2002          2001          2000
                                                     ----------    ----------    ----------    ----------
CLASS B SHARES
Net Asset Value, beginning of year                   $     3.40    $     4.61    $     5.65    $     7.61
Income from investment operations:
     Net investment loss                                  (0.01)        (0.05)        (0.04)        (0.02)
     Net realized and unrealized gains
       (losses) on securities                              1.01         (1.16)        (1.00)        (1.51)
                                                     ----------    ----------    ----------    ----------
         Total from investment
           operations                                      1.00         (1.21)        (1.04)        (1.53)
Less dividends and distributions:
     From net investment income                            0.00          0.00          0.00          0.00
     From net realized gains                               0.00          0.00          0.00^        (0.43)
                                                     ----------    ----------    ----------    ----------
         Total distributions                               0.00          0.00          0.00         (0.43)

Net Asset Value, end of year                         $     4.40    $     3.40    $     4.61    $     5.65
                                                     ==========    ==========    ==========    ==========
Total return*                                             29.41%       (26.25%)      (18.38%)      (20.09%)

Ratios/Supplemental Data
     Net assets, end of year (000s)                  $    1,709    $    1,013    $    1,599    $    1,170
     Net expenses to average net assets#                   2.30%         2.14%         2.19%         1.76%
     Gross expenses to average net assets#                 2.30%         2.14%         2.20%         1.80%
     Net investment loss to average
       net assets                                         (1.08%)       (0.95%)       (1.03%)       (0.88%)
     Portfolio turnover rate@                               123%          152%          144%          165%

^ Distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                    YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------
                                                        2003          2002          2001          2000
                                                     ----------    ----------    ----------    ----------
CLASS C SHARES
Net Asset Value, beginning of year                   $     3.34    $     4.55    $     5.66    $     7.61
Income from investment operations:
     Net investment income (loss)                          0.04         (0.07)        (0.13)        (0.01)
     Net realized and unrealized gains
       (losses) on securities                              0.94         (1.14)        (0.98)        (1.51)
                                                     ----------    ----------    ----------    ----------
         Total from investment
           operations                                      0.98         (1.21)        (1.11)        (1.52)
Less dividends and distributions:
     From net investment income                            0.00          0.00          0.00          0.00
     From net realized gains                               0.00          0.00          0.00^        (0.43)
                                                     ----------    ----------    ----------    ----------
         Total distributions                               0.00          0.00          0.00         (0.43)

Net Asset Value, end of year                         $     4.32    $     3.34    $     4.55    $     5.66
                                                     ==========    ==========    ==========    ==========
Total return*                                             29.34%       (26.59%)      (19.58%)      (19.96%)

Ratios/Supplemental Data
     Net assets, end of year (000s)                  $      357    $      186    $      270    $      343
     Net expenses to average net assets#,+                 2.28%         2.76%         3.16%         1.75%
     Gross expenses to average net assets#,+               2.29%         2.77%         3.17%         1.84%
     Net investment loss to average
       net assets+                                        (1.04%)       (1.55%)       (2.01%)       (0.83%)
     Portfolio turnover rate@                               123%          152%          144%          165%

^ Distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

+ Certain fees were reimbursed by the management company for the years ended December 31, 2002 and 2001. Had these fees not been reimbursed, the net expense ratios would have been 3.01% (2002) and 3.55% (2001). The gross expense ratios would have been 3.02% (2002) and 3.56% (2001). The net investment loss ratios would have been (1.80%) (2002) and (2.40%) (2001).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                           YEAR ENDED DECEMBER 31,
                                                     ------------------------------------------------------------------
                                                        2003          2002          2001          2000          1999
                                                     ----------    ----------    ----------    ----------    ----------
CLASS F SHARES
Net Asset Value, beginning of year                   $     3.50    $     4.69    $     5.69    $     7.61    $     7.32
Income from investment operations:
    Net investment income (loss)                           0.00+         0.00+         0.00+        (0.02)        (0.00)+
    Net realized and unrealized gains
      (losses) on securities                               1.07         (1.19)        (1.00)        (1.47)         1.06
                                                     ----------    ----------    ----------    ----------    ----------
         Total from investment
           operations                                      1.07         (1.19)        (1.00)        (1.49)         1.06
Less dividends and distributions:
    From net investment income                             0.00^         0.00^         0.00          0.00          0.00
    From net realized gains                                0.00          0.00          0.00^        (0.43)        (0.77)
                                                     ----------    ----------    ----------    ----------    ----------
         Total distributions                               0.00          0.00          0.00         (0.43)        (0.77)

Net Asset Value, end of year                         $     4.57    $     3.50    $     4.69    $     5.69    $     7.61
                                                     ==========    ==========    ==========    ==========    ==========
Total return                                              30.67%       (25.33%)      (17.55%)      (19.57%)       15.03%

Ratios/Supplemental Data
    Net assets, end of year (000s)                   $  233,333    $  191,701    $  288,752    $  385,816    $  535,035
    Net expenses to average
      net assets#                                          1.13%         1.08%         1.14%         1.10%         1.12%
    Gross expenses to average
      net assets#                                          1.13%         1.08%         1.14%         1.12%         1.13%
    Net investment income (loss) to
      average net assets                                   0.06%         0.11%         0.02%        (0.24%)       (0.05%)
    Portfolio turnover rate@                                123%          152%          144%          165%          165%

+ Net investment income (loss) for the years ended December 31, 2003, 2002, 2001 and 1999 aggregated less than $0.01 on a per share basis.

^ Distributions from net investment income for the years ended December 31, 2003 and 2002 and distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                    YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------
                                                        2003          2002          2001          2000
                                                     ----------    ----------    ----------    ----------
CLASS R SHARES
Net Asset Value, beginning of year                   $     3.47    $     4.74    $     5.74    $     7.61
Income from investment operations:
     Net investment income (loss)                          0.06         (0.08)        (0.01)         0.00+
     Net realized and unrealized gains
       (losses) on securities                              1.00         (1.19)        (0.99)        (1.44)
                                                     ----------    ----------    ----------    ----------
         Total from investment
           operations                                      1.06         (1.27)        (1.00)        (1.44)
Less dividends and distributions:
     From net investment income                            0.00          0.00          0.00          0.00
     From net realized gains                               0.00          0.00          0.00^        (0.43)
                                                     ----------    ----------    ----------    ----------
         Total distributions                               0.00          0.00          0.00         (0.43)

Net Asset Value, end of year                         $     4.53    $     3.47    $     4.74    $     5.74
                                                     ==========    ==========    ==========    ==========
Total return                                              30.55%       (26.79%)      (17.39%)      (18.91%)

Ratios/Supplemental Data
     Net assets, end of year (000s)                  $      211    $       57    $       51    $        1
     Net expenses to average net assets#,+                 1.35%         2.95%         2.72%         0.76%
     Gross expenses to average net assets#,+               1.35%         2.95%         2.73%         0.79%
     Net investment income (loss) to average
       net assets+                                        (0.12%)       (1.78%)       (1.68%)        0.01%
     Portfolio turnover rate@                               123%          152%          144%          165%

+ Net investment income (loss) for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.

^ Distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers and earnings credits divided by its average net assets for the stated period.

+ Certain fees were reimbursed by the management company during the years ended December 31, 2002 and 2001. Had these fees not been reimbursed, the net expense ratios would have been 4.68% (2002) and 82.22% (2001). The gross expense ratios would have been 4.68% (2002) and 82.23% (2001). The net investment loss ratios would have been (3.51%) (2002) and (81.18%) (2001).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                    YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------
                                                        2003          2002          2001          2000
                                                     ----------    ----------    ----------    ----------
CLASS T SHARES
Net Asset Value, beginning of year                   $     3.39    $     4.60    $     5.68    $     7.61
Income from investment operations:
     Net investment loss                                  (0.23)        (0.30)        (0.09)        (0.01)
     Net realized and unrealized gains
       (losses) on securities                              1.22         (0.91)        (0.99)        (1.49)
                                                     ----------    ----------    ----------    ----------
         Total from investment
           operations                                      0.99         (1.21)        (1.08)        (1.50)

Less dividends and distributions:
     From net investment income                            0.00          0.00          0.00          0.00
     From net realized gains                               0.00          0.00          0.00^        (0.43)
                                                     ----------    ----------    ----------    ----------
         Total distributions                               0.00          0.00          0.00         (0.43)

Net Asset Value, end of year                         $     4.38    $     3.39    $     4.60    $     5.68
                                                     ==========    ==========    ==========    ==========
Total return*                                             29.20%       (26.30%)      (18.99%)      (19.69%)

Ratios/Supplemental Data
     Net assets, end of year (000s)                  $       30    $       33    $      127    $       82
     Net expenses to average net assets#,+                 2.26%         2.46%         3.13%         1.25%
     Gross expenses to average net assets#,+               2.27%         2.47%         3.14%         1.28%
     Net investment loss to average
       net assets+                                        (1.11%)       (1.29%)       (1.96%)       (0.40%)
     Portfolio turnover rate@                               123%          152%          144%          165%

^ Distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

+ Certain fees were reimbursed by the management company for the years ended December 31, 2002 and 2001. Had these fees not been reimbursed, the net expense ratios would have been 3.70% (2002) and 6.31% (2001). The gross expense ratios would have been 3.71% (2002) and 6.32% (2001). The net investment loss ratios would have been (2.53%) (2002) and (5.14%) (2001).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2003

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Ten series of shares are currently issued: Balanced, Discovery, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Growth and Income Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATIONS--An equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of Nasdaq and foreign securities for which an official closing price is provided, at the official closing price. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars.

   Debt securities are valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company's board of directors or, if such prices are not available, at the mean of the bid and asked quotations obtained from securities dealers. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region. The Fund amortizes premiums and discounts on all fixed-income securities.

   If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded, and it is determined that the event has materially affected the value of the security.

   SECURITY TRANSACTIONS--Security transactions are accounted for as of the date the securities are purchased or sold (trade date). Net realized gains and losses are determined on the basis of identified cost, which is also used for federal income tax purposes.

   FOREIGN SECURITIES AND CURRENCY TRANSACTIONS--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract, if any, is recorded as foreign currency gain or loss and would be presented as such in the Statement of Operations.

   Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

   FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

   INVESTMENT INCOME--Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends (if any) and capital gains (if any) annually. Dividends and distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

   EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.

   The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. FEES AND TRANSACTIONS WITH AFFILIATES

ADVISORY FEES--Founders Asset Management LLC ("Founders") serves as investment adviser to the Fund. Founders is an indirect wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.

   In accordance with an investment advisory agreement between the Company and Founders, the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 0.65% of the first $250 million of net assets, 0.60% of the next $250 million of net assets, 0.55% of the next $250 million of net assets, and 0.50% of net assets in excess of $750 million.

   SHAREHOLDER SERVICING AND TRANSFER AGENCY FEES FOR CLASS F SHARES--The Company has a shareholder services agreement with Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus", an affiliate of Founders), whereby the Funds have agreed to compensate DSC for providing certain shareholder servicing functions to holders of Class F shares. During the period from May 1, 2003 through December 31, 2003, the Fund paid DSC a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account considered to be an open account at any time during a given month. Prior to May 1, 2003, the Company had a shareholder services agreement with Founders whereby the Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account considered to be an open account at any time during a given month. During the year ended December 31, 2003, Class F shares were charged $191,030 and $107,055, respectively, pursuant to these shareholder services agreements.

   Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for all of the Fund's share classes. With the exception of out-of-pocket charges, the fees charged by DTI with respect to the Fund's Class F shares are paid by DSC. The out-of-pocket charges from DTI are paid by the Fund. Prior to May 1, 2003, Investors Trust Company ("ITC") was the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC were paid by Founders. The out-of-pocket charges from ITC were paid by the Fund. During the year ended December 31, 2003, Class F shares were charged $84,757 and $34,527, respectively, for out-of-pocket transfer agent charges.

   TRANSFER AGENCY FEES FOR CLASS A, CLASS B, CLASS C, CLASS R, AND CLASS
T SHARES--The fees charged by DTI with respect to the Fund's Class A, B, C, R, and T shares are paid by the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $12.23 to $12.84, per shareholder account considered to be an open account at any time during a given month, plus out-of-pocket charges. Class-specific transfer agency fees paid to DTI during the year ended December 31, 2003, were as follows:

                                                                     TRANSFER
                                                                    AGENCY FEES
                                                                    -----------
Class A                                                              $  2,219
Class B                                                              $  5,091
Class C                                                              $    875
Class R                                                              $    518
Class T                                                              $    324

   DISTRIBUTION AND SHAREHOLDER SERVICES PLANS--DSC also is the distributor of the Fund's shares. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing or servicing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year ended December 31, 2003, Class F shares were charged $156,391 pursuant to this Distribution Plan.

   The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under this plan, the Fund pays DSC a fee for distributing its Class B and C shares at the annual rate of 0.75% of the value of the average daily net assets of its Class B and C shares, respectively, and pays DSC a fee for distributing its Class T shares at the annual rate of 0.25% of the average daily net assets of its Class T shares.

   In addition, the Fund has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay DSC an annual fee of 0.25% of the value of their average daily net assets for the provision of certain services.

   Distribution and shareholder servicing fees paid to DSC by the Fund's Class A, B, C, and T shares for the year ended December 31, 2003, were as follows:

                                             DISTRIBUTION       SHAREHOLDER
                                                 FEES          SERVICING FEES
                                             ------------      --------------
Class A                                          N/A               $ 1,398
Class B                                        $ 8,603             $ 2,867
Class C                                        $ 1,525             $   508
Class T                                        $    89             $    89

   During the year ended December 31, 2003, DSC retained $1,157 in sales commissions from the sales of Class A shares. DSC also retained $8,955 and $163 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively.

   FUND ACCOUNTING AND ADMINISTRATIVE SERVICES FEES--The Funds have agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Fund on the first $500 million, 0.04% of the average daily net assets of the Fund on the next $500 million, and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services.

   CUSTODIAN FEES--Mellon Bank N.A., a wholly owned subsidiary of Mellon Financial Corporation, serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian. The custodian has also agreed to a fee waiver for the Funds during the time periods and in the amounts set forth below:

                       TIME PERIOD         AMOUNT OF WAIVER
                       -----------         ----------------
                    9/1/02 to 8/31/03         $ 100,000
                    9/1/03 to 8/31/04         $ 150,000
                    9/1/04 to 8/31/05         $ 200,000
                    9/1/05 to 8/31/06         $ 200,000

   The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2003, the Fund's portion of the fee waiver was $1,892. The amount paid to Mellon was reduced by this fee waiver amount.

   DIRECTORS COMPENSATION--The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts, if any, would be included in Other Assets and Other Liabilities on the Statement of Assets and Liabilities. Deferral of directors' fees under the plan does not affect the net assets of the Fund.

   Certain officers of the Company are also officers and/or directors of Founders. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

   OTHER--During the year ended December 31, 2003, Founders reimbursed the Fund for a trading error, the amount of which was not material to the Fund.

3. FEDERAL TAX INFORMATION

Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sale losses, foreign currency transactions, net operating losses, and capital loss carryovers. Permanent differences identified during the year ended December 31, 2003 have been reclassified among the components of net assets as follows:

         UNDISTRIBUTED NET    UNDISTRIBUTED NET REALIZED
         INVESTMENT INCOME         GAINS AND LOSSES         PAID-IN CAPITAL
         -----------------    --------------------------    ---------------
               $  0                      $  0                    $  0

   The tax character of distributions paid during 2003 and 2002 was as follows:

                                                   2003                 2002
                                                   ----                 ----
DISTRIBUTIONS PAID FROM:
Ordinary Income                                  $ 183,602            $ 109,803
Long-term capital gain                           $       0            $       0
                                                 ---------            ---------
                                                 $ 183,602            $ 109,803

   The tax components of capital represent distribution requirements the Fund must satisfy under the income tax regulations and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2003, represent capital loss carryovers that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, may be used to offset future net investment income and thereby reduce future ordinary income distributions. These carryovers expire between December 31, 2009 and December 31, 2010. Net capital loss carryovers utilized in 2003 amounted to $9,321,497.

   The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2003 are noted below. The primary difference between book and tax appreciation or depreciation is wash sale loss deferrals.

Undistributed Ordinary Income                                  $     110,145
Accumulated Capital Losses                                     $ 120,320,075
Federal Tax Cost                                               $ 209,737,830
Gross Tax Appreciation of Investments                          $  28,426,754
Gross Tax Depreciation of Investments                          $  (3,991,894)
Net Tax Appreciation                                           $  24,434,860

4. CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 750 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                        YEAR                           YEAR
                                                        ENDED                          ENDED
                                                      12/31/03                       12/31/02
                                              ---------------------------    ---------------------------
                                                SHARES         AMOUNT          SHARES         AMOUNT
                                              ----------    -------------    ----------    -------------
CLASS A
      Sold                                       127,097    $     521,827        71,858    $     288,084
      Redeemed                                   (28,494)   $    (113,809)      (56,813)   $    (213,898)
      NET INCREASE                                98,603    $     408,018        15,045    $      74,186

CLASS B
      Sold                                       164,031    $     669,282        42,856    $     174,005
      Redeemed                                   (73,231)   $    (261,636)      (92,065)   $    (347,946)
      NET INCREASE (DECREASE)                     90,800    $     407,646       (49,209)   $    (173,941)

CLASS C
      Sold                                        55,885    $     224,519        29,530    $     112,098
      Redeemed                                   (28,811)   $    (103,499)      (33,351)   $    (131,469)
      NET INCREASE (DECREASE)                     27,074    $     121,020        (3,821)   $     (19,371)

CLASS F
      Sold                                     1,278,819    $   5,147,869     1,166,742    $   4,906,800
      Dividends or Distributions
         Reinvested                               34,819    $     159,122        27,018    $      94,563
      Redeemed                                (5,079,072)   $ (19,985,652)   (7,977,540)   $ (32,490,968)
      NET DECREASE                            (3,765,434)   $ (14,678,661)   (6,783,780)   $ (27,489,605)

CLASS R
      Sold                                        70,118    $     283,426        26,221    $     110,661
      Redeemed                                   (39,808)   $    (155,834)      (20,676)   $     (68,521)
      NET INCREASE                                30,310    $     127,592         5,545    $      42,140

CLASS T
      Sold                                           709    $       2,660         1,045    $       4,157
      Redeemed                                    (3,604)   $     (15,033)      (18,930)   $     (65,015)
      NET DECREASE                                (2,895)   $     (12,373)      (17,885)   $     (60,858)

5. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the year ended December 31, 2003 were $238,342,170 and $251,269,998, respectively.

6. LINE OF CREDIT

The Company has a line of credit arrangement ("LOC") with State Street Bank and Trust Company, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of

(a) $50 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $50 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2003, the Fund did not have any borrowings under the LOC.

7. LEGAL MATTERS

PFEIFFER V. THE DREYFUS CORPORATION
On December 9, 2003, a purported shareholder in the Dreyfus Premier NexTech Fund brought an action against Dreyfus seeking to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to the Dreyfus Founders Funds (other than Dreyfus Founders Money Market Fund) and two Dreyfus Premier Funds. Plaintiff claims that the funds were closed to new investors but that Dreyfus nonetheless improperly continued to charge Rule 12b-1 fees for marketing and distribution services in violation of Section 36(b) of the Investment Company Act of 1940 and in breach of its common law fiduciary duties. Plaintiff also seeks to recover a portion of the investment advisory fees charged to the closed funds while Dreyfus was "in breach of its fiduciary duties" and to enjoin Dreyfus from collecting additional 12b-1 fees from those funds, as well as an award of attorneys' fees and litigation expenses.

HAYS V. MELLON FINANCIAL CORP., ET AL.
On January 30, 2004, a purported shareholder in the Dreyfus Disciplined Stock Fund filed a class action against Mellon Financial Corporation, Mellon Bank, Dreyfus, Founders, and the directors of the Dreyfus Founders Funds and all or substantially all of the Dreyfus Funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of Sections 34(b), 36(b), and 48(a) of the Investment Company Act of 1940, Section 215 of the Investment Advisers Act of 1940, and common law claims. The action seeks to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to various funds for marketing and distribution services. More specifically, the Plaintiff claims, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus and Dreyfus Founders Funds over other funds, and that such payments were not disclosed to investors. In addition, Plaintiff asserts that economies of scale and soft-dollar benefits were not passed on to investors. Plaintiff further alleges that 12b-1 fees charged to certain funds that were closed to new investors were also improper. The complaint seeks compensatory and punitive damages, rescission of the advisory contracts, an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses.

These actions will be defended vigorously, and management of the Fund believes they are without merit.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Growth and Income Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Denver, Colorado
February 12, 2004

OTHER TAX INFORMATION
(UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the period ended December 31, 2003, 76.0% qualified for the dividends received deduction available to the Fund's corporate shareholders.

QUALIFIED DIVIDEND INCOME

For the year ended December 31, 2003, the Fund designated 0.0% of the ordinary income distributions paid as qualified dividend income subject to reduced income tax rates for taxpayers with taxable accounts.

YOUR BOARD REPRESENTATIVES
(UNAUDITED)

The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below along with the year in which they joined the Board in parentheses, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 75, resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

DIRECTORS

EUGENE H. VAUGHAN, CFA, 70. Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan Nelson Investment Management, LP, an investment counseling firm. Director, Encore Bank. Director, Greater Houston Partnership, and Chairman, Center for Houston's Future, both of which are non-profit organizations. Founding Chairman and former Governor, Association for Investment Management and Research. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation. (1970)

ALAN S. DANSON, 64. Private investor. Formerly, President and Director, D.H. Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Formerly, Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service (1996 to 1999). Director, CaseShare Systems, LLP, a document management company. Director, Gore Range Natural Science School and The Les Streeter Programs, Inc., both of which are non-profit organizations. (1991)

JOAN D. MANLEY, 71. Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. (1960 to 1984). Director, Sara Lee Corporation and Moore Wallace Corporation, a printing company. (1998)

ROBERT P. MASTROVITA, 59. Private Investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy. (1998)

TRYGVE E. MYHREN, 67. President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Meguntucook Funds, a venture capital firm (1998 to Present). Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and Communications Corporation (now Time Warner cable) (1981 to 1988). Director, Advanced Marketing Services, Inc. Trustee and Chairman of Finance Committee, the University of Denver. Trustee, U.S. Ski and Snowboard Team Foundation and the Denver Art Museum. (1996)

GEORGE W. PHILLIPS, 65. Retired. Vice Chairman of the Board, Chairman of the Finance Committee, and Chairman of the Investment Committee, Children's Medical Center of Boston. Formerly, President and Chief Executive Officer of Warren Bancorp, Inc. and Warren Five Cents Savings Bank (1992 to 1997). (1998)

JAY A. PRECOURT, 66. Chairman, CEO, and Director, Scissor Tail Energy, LLC (2000 to present). Managing General Partner, Precourt Interests, Ltd., an energy and investments company (1995 to present). President, Skylark Enterprises, Inc., a ranching and real estate business. Formerly, President, CEO, Vice Chairman and Director, Tejas Energy, LLC and predecessor companies (1987 to 1999). Director, Halliburton Company, an energy services company. Director, The Timken Company, a manufacturing company. Director, Apache Corporation, an oil and gas company. Chairman and Director, Hermes Consolidated, Inc., an energy transportation and crude oil refining company. (1983)

PRINCIPAL OFFICERS

RICHARD W. SABO, 46. President of the Funds since 2000 and Principal Executive Officer of the Funds since 2002. Founders' President and Chief Executive Officer, Member of Founders' Board of Managers and Director of Dreyfus (1998 to present). Executive Vice President of DSC since 2003. Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 46. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President-Administration and Treasurer. Vice President of DSC since 2003. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 48. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President-Legal, General Counsel and Secretary. Assistant Secretary of DSC since 2003. Employed by Founders and its predecessor company since 1996.

ROBERT T. KELLY, 34. Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Funds since 2003. Founders' Vice President of Portfolio Accounting since 2000. Formerly, Assistant Treasurer of the Funds (2000 to 2003), and Head of Equity Desk for ABN Amro Trust Company (Cayman) Limited (1998 to 2000).

WILLIAM G. GERMENIS, 33. Anti-Money Laundering Compliance Officer for the Class A, Class B, Class C, Class R, and Class T shares of the Funds since 2002 and for the Class F shares of the Funds since 2003. Vice President of MBSC, LLC since 2002. Vice President and Anti-Money Laundering Compliance Officer of DSC and Anti-Money Laundering Compliance Officer of investment companies managed by Dreyfus. Employed by DSC since 1998.

The directors and officers may be contacted at Founders' address appearing on the back cover, except for Mr. Germenis who can be contacted at 200 Park Avenue, New York, New York 10166.

                              For More Information


                                        DREYFUS FOUNDERS
                                        GROWTH AND INCOME FUND
                                        200 Park Avenue
                                        New York, NY  10166

                                        MANAGER

                                        Founders Asset Management LLC
                                        210 University Boulevard, Suite 800
                                        Denver, CO  80206

                                        TRANSFER AGENT &
                                        DIVIDEND DISBURSING AGENT
To obtain information:
---------------------------------       Dreyfus Transfer, Inc.
BY TELEPHONE                    |       200 Park Avenue
Call your financial             |       New York, NY  10166
representative or               |
1-800-554-4611                  |
                                |       DISTRIBUTOR
BY MAIL  Write to:              |
Dreyfus Founders Funds          |       Dreyfus Service Corporation
144 Glenn Curtiss Boulevard     |       200 Park Avenue
Uniondale, NY  11556-0144       |       New York, NY 10166







Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(C)2004 Dreyfus Service Corporation                                    275AR1203

        Dreyfus Founders
        International
        Equity Fund




        ANNUAL REPORT     December 31, 2003



[GRAPHIC]








                                                YOU, YOUR ADVISOR AND
                                                (R) DREYFUS LOGO
                                                A MELLON FINANCIAL COMPANY (SM)

TABLE OF CONTENTS

Management Overview                                                            3

Statement of Investments                                                      10

Statement of Assets and Liabilities                                           15

Statement of Operations                                                       17

Statements of Changes in Net Assets                                           18

Financial Highlights                                                          19

Notes to Financial Statements                                                 25

Report of Independent Auditors                                                35

Other Tax Information                                                         36

Your Board Representatives                                                    37



   The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. Companies appearing in bold print on pages 3-9 were owned by the Fund on December 31, 2003. The amounts of these holdings are included in the Statement of Investments.

      - Not FDIC-Insured       - Not Bank-Guaranteed       - May Lose Value

MANAGEMENT OVERVIEW

[PHOTO]

A DISCUSSION WITH CO-PORTFOLIO MANAGERS REMI J. BROWNE, CFA, LEFT, AND DANIEL B. LEVAN, CFA

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2003?

Dreyfus Founders International Equity Fund showed strong absolute performance for the year ended December 31, 2003, although it lagged the 39.42% return of its benchmark, the Morgan Stanley Capital International (MSCI) World ex U.S. Index.

TO WHAT DO YOU ATTRIBUTE THE MARKET'S OVERALL PERFORMANCE IN 2003?

Initially weighing sluggishly on market performance, the successful military action in Iraq led to increased investor confidence and a resurgence in equity markets. Likewise, although the onset of Severe Acute Respiratory Syndrome
(SARS) in Asia taxed an already stressed global marketplace during the beginning months of 2003, the subsequent containment and seeming defeat of the viral illness provided Asia with an economic boost through the middle of the year.

   As 2003 progressed, many positive economic surprises from various regions translated into increased global earnings expectations. Markets worldwide climbed on the basis of this news with nearly every industry in every

[SIDENOTE]

"THE LARGEST POSITIVE SECTOR IMPACT ON THE FUND'S ANNUAL PERFORMANCE CAME FROM MATERIALS, AS FUND HOLDINGS IN THIS SECTOR WERE UP STRONGLY FOR THE PERIOD."

region experiencing broad gains. Companies were cutting costs and reining in debt. Interest rates were falling in various major countries, stunting deflation and helping to keep the rally alive.

   The global fear of deflation saw many central banks keep rates at historic lows. In the United States, tax rebate checks provided many families with extra money to spend, helping the domestic economy grow at an annual rate of 8.2% for the third quarter. The continued weakness of the U.S. dollar aided the unhedged U.S. investor as the euro, British pound and yen all gained relative to U.S. currency.

   In the Asian region, the emergence of China as a secondary growth engine to the global economic recovery came at an appropriate time. In general, as the global economic picture began improving, it provided a solid backdrop for quality performance by equity markets, more than offsetting any sell-off experienced in the year's opening months.

HOW DID YOU POSITION THE FUND AFTER ASSUMING PORTFOLIO MANAGEMENT
RESPONSIBILITIES IN MARCH?

Upon assuming portfolio management responsibilities for the Fund, we sold 65% of the companies previously held and increased the number of holdings from 56 to 117 by the end of March. We also reduced the weighted

[SIDENOTE]

PERFORMANCE HIGHLIGHTS

- Initially weighing sluggishly on market performance, the successful military action in Iraq led to increased investor confidence and a resurgence in equity markets.

- The largest positive sector impact on the Fund's annual performance came from strong performance in the materials sector.

- A slightly underweight position coupled with some poor stock selection in the financials sector impeded relative Fund returns during the period.

- During the 12-month period, the Fund performed well within the Europe ex-United Kingdom region.

average price-to-earnings ratio of the portfolio from 14 times to 12 times, and increased the weighted average earnings growth from 9% to 13%. Finally, the weighted average market capitalization of the Fund decreased from $38.8 billion to $25.3 billion. These changes had a positive impact on the Fund's performance. Since these initial adjustments were made, we have not made significant changes to sector and country weightings.

   During the year, the Fund was overweight the technology, telecommunications and healthcare sectors relative to the benchmark. Conversely, the Fund was underweight financials, industrials and materials relative to the benchmark.

   When examining country weightings, the Fund was slightly overweight the benchmark in the United Kingdom and France, and underweight in Japan.

IN WHICH COUNTRIES, SECTORS OR COMPANIES DID YOU FIND THE MOST COMPELLING GROWTH OPPORTUNITIES?

During the 12-month period, the Fund performed well within the Europe ex-United Kingdom region. Our overweight position in Greece, when paired with the country's overall return, proved to be a substantial boon to relative Fund performance.

[SIDENOTE]

LARGEST EQUITY HOLDINGS (country of origin; ticker symbol)

 1. Vodafone Group PLC (United Kingdom; VOD)                               3.19%
 2. Barclays PLC (United Kingdom; BARC)                                    2.19%
 3. Alpha Bank AE (Greece; ALPHA)                                          2.10%
 4. SAP AG (Germany; SAP)                                                  2.05%
 5. BP PLC (United Kingdom; BP)                                            1.88%
 6. Anglo Irish Bank Corporation PLC (Ireland; ANB)                        1.72%
 7. Royal Bank of Scotland Group PLC (United Kingdom; RBS)                 1.69%
 8. QBE Insurance Group Limited (Australia; QBE)                           1.65%
 9. Novartis AG (Switzerland; NOV.N)                                       1.64%
10. HBOS PLC (United Kingdom; HBOS)                                        1.49%

   Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

   The largest positive sector impact on the Fund's annual performance came from strong performance in the materials sector. Three Fund holdings in the materials sector that helped propel performance were Japanese chemical company NOK CORPORATION, which increased nearly 230% for the year; THYSSENKRUPP AG, a steel, capital goods and services company that

[SIDENOTE]

[CHART]

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders International Equity Fund on its inception date of 12/29/95 to a $10,000 investment made in an unmanaged securities index. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses, subject to fee waivers and expense limitations. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

        The MSCI World ex U.S. Index is an average of the performance of selected securities listed on the stock exchanges of Europe, Canada, Australia, New Zealand, and the Far East. The performance data for the MSCI World ex U.S. Index is from December 31, 1995 through December 31, 2003. Total return figures for this index assume change in share price and reinvestment of dividends after the deduction of local taxes, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

posted strong performance; and resource company BHP BILLITON PLC, which also had a strong year. NOK Corporation rose following a strong shift into consumer electronics and a continued increase in earnings expectations.

    In an improving market such as was experienced in 2003, companies in the consumer staples sector, which is defensive by nature, tend to lag the overall market. This year was no exception. Although the consumer staples

[SIDENOTE]

     AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03

                                  1          5      10       SINCE
CLASS (INCEPTION DATE)           YEAR      YEARS   YEARS   INCEPTION
--------------------------------------------------------------------
CLASS A SHARES  (12/31/99)
  With sales charge (5.75%)     28.95%        --     --     (14.64%)
  Without sales charge          36.84%        --     --     (13.37%)
CLASS B SHARES  (12/31/99)
  With redemption*              31.95%        --     --     (14.59%)
  Without redemption            35.95%        --     --     (14.01%)
CLASS C SHARES  (12/31/99)
  With redemption**             34.76%        --     --     (14.07%)
  Without redemption            35.76%        --     --     (14.07%)
CLASS F SHARES  (12/29/95)      37.17%     (2.19%)   --       4.69%
CLASS R SHARES  (12/31/99)      37.27%        --     --     (13.17%)
CLASS T SHARES  (12/31/99)
  With sales charge (4.50%)     30.37%        --     --     (14.58%)
  Without sales charge          36.58%        --     --     (13.59%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but does reflect the reinvestment of dividends and capital gain distributions, expense limitations, and adjustments for financial statement purposes. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

   *The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

   **The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

sector rose 23.20% for the entire year, it was the Index's worst performer of the ten economic sectors. However, due to the Fund's allocation in this sector, as well as its strong stock selection, the consumer staples sector proved to be a meaningful contributor to the Fund's overall performance.

   Other individual holdings also greatly contributed to the Fund's overall performance. One such example was German software company SAP AG, which rose nearly 112% for the year. SAP, the main beneficiary of the proposed deal between Oracle and PeopleSoft, appropriated customers and increased its market share in the highly profitable enterprise software business. The company also reported strong earnings throughout the year and was well positioned to take advantage of the economic recovery. The Fund's large position in SAP was the largest positive contributor to performance for the year on an individual stock basis.

[SIDENOTE]

[CHART]

PORTFOLIO COMPOSITION

United Kingdom                        22.88%
Japan                                 21.02%
Germany                                7.03%
France                                 6.89%
Switzerland                            6.49%
Canada                                 5.28%
Spain                                  4.43%
Netherlands                            3.87%
Other Countries                       21.23%
Cash & Equivalents                     0.88%

     The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio managers and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

WHAT FACTORS NEGATIVELY IMPACTED FUND PERFORMANCE DURING THE PERIOD?

Some of the biggest detractors on a relative basis came from holdings within Hong Kong and Canada, which significantly underperformed the Fund's benchmark for the annual period.

   A slightly underweight position coupled with some poor stock selection in the financials sector also impeded relative Fund returns during the period. One such selection was Kingsway Financial Services, Inc., a Canadian property and casualty company, which released a profit warning days before the end of the third quarter, leading to a sell-off in the company's shares.

   Three stocks that were held by the Fund when we assumed management in March proved to be significant drags on performance relative to the benchmark. Amvescap PLC, one of the largest independent global investment managers; Satyam Computer Services Limited, a leading global information technology services and consulting company; and Fast Retailing Company, a Japanese retailing company, were all down in excess of 30% in the first quarter, with active exposures in the Fund between 1.7% to 2% for each holding. We sold all three of these securities in March.

In conclusion, we will remain consistent in our approach to the Fund, relying on our bottom-up research process to seek companies we believe are capable of posting strong future revenue and earnings growth at valuations that make sense. Therefore, we continue to look for companies with increasing business momentum and strong underlying growth relative to their valuation.


/s/ Remi J. Browne                      /s/ Daniel B. LeVan

Remi J. Browne, CFA                     Daniel B. LeVan, CFA
Co-Portfolio Manager                    Co-Portfolio Manager

STATEMENT OF INVESTMENTS
December 31, 2003

SHARES                                                                          MARKET VALUE
--------------------------------------------------------------------------------------------
COMMON STOCKS (FOREIGN)-99.1%
AEROSPACE & DEFENSE-0.6%
     7,400     Gamesa Corporacion Tecnologica SA (SP)                      $         243,521
                                                                           -----------------
APPLICATION SOFTWARE-2.1%
     4,670     SAP AG (GE)                                                           788,151
                                                                           -----------------
AUTO PARTS & EQUIPMENT-1.2%
     6,500     Canadian Tire Corporation Limited Class A (CA)                        198,425
     7,000     NOK Corporation (JA)                                                  254,735
                                                                           -----------------
                                                                                     453,160
                                                                           -----------------
AUTOMOBILE MANUFACTURERS-3.1%
    38,600     Nissan Motor Company Limited (JA)                                     440,855
     4,700     Renault SA (FR)                                                       324,281
    12,200     Toyota Motor Corporation (JA)                                         412,093
                                                                           -----------------
                                                                                   1,177,229
                                                                           -----------------
BIOTECHNOLOGY-1.5%
     2,900     Actelion Limited (SZ)*                                                313,026
    12,800     QLT, Inc. (CA)*                                                       242,668
                                                                           -----------------
                                                                                     555,694
                                                                           -----------------
BREWERS-1.9%
    28,000     Asahi Breweries Limited (JA)                                          255,258
    35,400     Fraser & Neave Limited (SG)                                           262,639
     9,000     Orkla ASA (NW)                                                        201,569
                                                                           -----------------
                                                                                     719,466
                                                                           -----------------
BROADCASTING & CABLE TV-1.1%
    15,400     Mediaset SPA (IT)                                                     182,982
    52,900     Seven Network Limited (AU)                                            244,332
                                                                           -----------------
                                                                                     427,314
                                                                           -----------------

[SIDENOTE]

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

AU   Australia
AT   Austria
BD   Bermuda
BE   Belgium
BR   Brazil
CA   Canada
CI   Channel Islands
CN   China
DE   Denmark
FI   Finland
FR   France
GE   Germany
GR   Greece
HK   Hong Kong
ID   Indonesia
IE   Ireland
IN   India
IS   Israel
IT   Italy
JA   Japan
KR   South Korea
LU   Luxembourg
MA   Malaysia
NE   Netherlands
NW   Norway
PT   Portugal
PU   Puerto Rico
SA   South Africa
SG   Singapore
SP   Spain
SW   Sweden
SZ   Switzerland
TH   Thailand
TW   Taiwan
UK   United Kingdom
VI   Virgin Islands

SHARES                                                                          MARKET VALUE
--------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT-1.5%
    12,000     Nokia Oyj (FI)                                              $         207,518
     3,383     Sagem SA (FR)                                                         362,495
                                                                           -----------------
                                                                                     570,013
                                                                           -----------------
COMPUTER STORAGE & PERIPHERALS-1.9%
    18,300     ATI Technologies, Inc. (CA)*                                          275,994
     4,300     Logitech International SA (SZ)*                                       186,004
     5,900     Seiko Epson Corporation (JA)                                          275,264
                                                                           -----------------
                                                                                     737,262
                                                                           -----------------
CONSTRUCTION & ENGINEERING-0.6%
     4,900     ACS, Actividades de Construccion y Servicios SA (SP)                  239,190
                                                                           -----------------
CONSTRUCTION MATERIALS-0.6%
    60,700     Boral Limited (AU)                                                    232,336
                                                                           -----------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS-0.7%
     8,000     Volvo AB Class B (SW)                                                 244,604
                                                                           -----------------
CONSUMER ELECTRONICS-2.7%
    30,000     Casio Computer Company Limited (JA)                                   317,440
     5,800     Koninklijke (Royal) Philips Electronics NV (NE)                       169,362
    34,000     Sharp Corporation (JA)                                                536,475
                                                                           -----------------
                                                                                   1,023,277
                                                                           -----------------
DIVERSIFIED BANKS-15.2%
     8,800     ABN AMRO Holding NV (NE)                                              205,903
    26,700     Alpha Bank AE (GR)                                                    807,601
    42,000     Anglo Irish Bank Corporation PLC (IE)                                 662,740
    95,107     Banca Intesa SPA (IT)                                                 371,887
    94,519     Barclays PLC (UK)                                                     843,074
     8,807     BNP Paribas SA (FR)                                                   554,548
    44,100     HBOS PLC (UK)                                                         571,184
     5,300     Jyske Bank SA (DE)*                                                   280,119
        52     Mitsubishi Tokyo Financial Group, Inc. (JA)                           405,636
    22,034     Royal Bank of Scotland Group PLC (UK)                                 649,265
    17,600     Skandinaviska Enskilda Banken (SW)                                    259,280
     2,800     Societe Generale (FR)                                                 247,225
                                                                           -----------------
                                                                                   5,858,462
                                                                           -----------------
DIVERSIFIED CAPITAL MARKETS-1.7%
    11,200     Credit Suisse Group (SZ)                                              409,767
     3,770     UBS AG (SZ)                                                           258,182
                                                                           -----------------
                                                                                     667,949
                                                                           -----------------
DIVERSIFIED METALS & MINING-0.8%
    34,000     BHP Billiton PLC (UK)                                                 297,028
                                                                           -----------------

* NON-INCOME PRODUCING.

  SEE NOTES TO FINANCIAL STATEMENTS.

SHARES                                                                          MARKET VALUE
--------------------------------------------------------------------------------------------
ELECTRIC UTILITIES-2.8%
     6,300     E.ON AG (GE)                                                $         412,663
    14,738     Endesa SA (SP)                                                        283,495
    37,900     Fortum Oyj (FI)                                                       391,047
                                                                           -----------------
                                                                                   1,087,205
                                                                           -----------------
ELECTRICAL COMPONENTS & EQUIPMENT-0.5%
    23,000     Sumitomo Electric Industries Limited (JA)                             205,599
                                                                           -----------------
ELECTRONIC EQUIPMENT MANUFACTURERS-2.4%
     2,000     Keyence Corporation (JA)                                              421,573
     7,100     TDK Corporation (JA)                                                  511,449
                                                                           -----------------
                                                                                     933,022
                                                                           -----------------
FOOD RETAIL-2.4%
     7,000     Delhaize Group (BE)                                                   360,066
    16,900     Metro, Inc. Class A (CA)                                              286,396
    61,200     Tesco PLC (UK)                                                        282,390
                                                                           -----------------
                                                                                     928,852
                                                                           -----------------
HEALTHCARE DISTRIBUTORS-0.7%
     8,700     Suzuken Company Limited (JA)                                          282,504
                                                                           -----------------
HEALTHCARE EQUIPMENT-0.7%
    28,500     Getinge AB Class B (SW)                                               273,303
                                                                           -----------------
HOME FURNISHINGS-0.6%
     5,200     Hunter Douglas NV (NE)                                                243,406
                                                                           -----------------
HOMEBUILDING-0.8%
    33,400     Barratt Developments PLC (UK)                                         324,672
                                                                           -----------------
HOUSEHOLD PRODUCTS-0.9%
    15,700     Reckitt Benckiser PLC (UK)                                            355,260
                                                                           -----------------
HOUSEWARES & SPECIALTIES-1.5%
     6,200     Citizen Electronics Company Limited (JA)                              564,057
                                                                           -----------------
HYPERMARKETS & SUPER CENTERS-1.3%
    11,500     Metro AG (GE)                                                         507,694
                                                                           -----------------
INDUSTRIAL CONGLOMERATES-0.7%
    71,000     Keppel Corporation Limited (SG)                                       255,020
                                                                           -----------------
INDUSTRIAL MACHINERY-0.8%
     7,200     Saurer AG (SZ)*                                                       319,599
                                                                           -----------------
INTEGRATED OIL & GAS-6.0%
    89,319     BP PLC (UK)                                                           724,338
     1,960     OMV AG (AT)                                                           291,923
    19,800     Repsol YPF SA (SP)                                                    386,110
    59,050     Shell Transport & Trading Company PLC (UK)                            439,228
     2,578     Total SA (FR)                                                         479,310
                                                                           -----------------
                                                                                   2,320,909
                                                                           -----------------

SHARES                                                                          MARKET VALUE
--------------------------------------------------------------------------------------------
INTEGRATED TELECOMMUNICATION SERVICES-5.6%
    59,700     BT Group PLC (UK)                                           $         201,191
    15,800     Deutsche Telekom AG (GE)*                                             289,773
    41,900     Koninklijke NV (NE)*                                                  323,446
    12,100     TDC AS Class B (DE)                                                   436,594
    23,100     Telefonica SA (SP)                                                    339,157
    60,900     Telenor ASA (NW)                                                      398,201
    34,100     TeliaSonera AB (SW)                                                   178,194
                                                                           -----------------
                                                                                   2,166,556
                                                                           -----------------
INVESTMENT BANKING & BROKERAGE-0.8%
    19,000     Nomura Holdings, Inc. (JA)                                            323,551
                                                                           -----------------
IT CONSULTING & OTHER SERVICES-0.5%
    38,000     LogicaCMG PLC (UK)                                                    174,320
                                                                           -----------------
OIL & GAS EXPLORATION & PRODUCTION-3.8%
    65,900     Cairn Energy PLC (UK)*                                                473,074
     5,800     Canadian National Resources Limited (CA)                              293,389
    10,400     Eni SPA (IT)                                                          196,246
     3,100     Norsk Hydro ASA (NW)                                                  191,280
     8,600     Penn West Petroleum Limited (CA)                                      320,562
                                                                           -----------------
                                                                                   1,474,551
                                                                           -----------------
OTHER DIVERSIFIED FINANCIAL SERVICES-1.1%
    10,500     ING Groep NV (NE)                                                     244,885
     7,300     Sun Life Financial, Inc. (CA)                                         182,458
                                                                           -----------------
                                                                                     427,343
                                                                           -----------------
PACKAGED FOODS & MEATS-1.8%
     1,900     Groupe Danone (FR)                                                    310,116
    21,000     Nisshin Seifun Group, Inc. (JA)                                       186,937
   193,000     Want Want Holdings Limited (SG)                                       183,350
                                                                           -----------------
                                                                                     680,403
                                                                           -----------------
PHARMACEUTICALS-10.0%
     6,950     AstraZeneca Group PLC (UK)                                            333,441
     5,600     Aventis SA (FR)                                                       370,131
    14,600     Axcan Pharma, Inc. (CA)*                                              228,778
    12,600     Eisai Company Limited (JA)                                            339,778
    38,100     Galen Holdings PLC (UK)                                               487,675
    24,818     GlaxoSmithKline PLC (UK)                                              568,690
    13,859     Novartis AG (SZ)                                                      629,191
    10,000     Ono Pharmaceuticals Company Limited (JA)                              376,038
    32,600     Shire Pharmaceuticals Group PLC (UK)*                                 316,604
     4,700     Takeda Chemical Industries Limited (JA)                               186,386
                                                                           -----------------
                                                                                   3,836,712
                                                                           -----------------
PRECIOUS METALS & MINERALS-0.9%
    17,600     ThyssenKrupp AG (GE)                                                  348,537
                                                                           -----------------

* NON-INCOME PRODUCING.

  SEE NOTES TO FINANCIAL STATEMENTS.

SHARES                                                                          MARKET VALUE
--------------------------------------------------------------------------------------------
PROPERTY & CASUALTY INSURANCE-1.7%
    79,600     QBE Insurance Group Limited (AU)                            $         635,744
                                                                           -----------------
PUBLISHING-0.6%
    26,200     Johnston Press PLC (UK)                                               218,451
                                                                           -----------------
REAL ESTATE INVESTMENT TRUSTS-1.4%
       100     Sumitomo Mitsui Financial Group, Inc. (JA)                            532,798
                                                                           -----------------
REAL ESTATE MANAGEMENT & DEVELOPMENT-0.8%
     4,000     Wereldhave NV (NE)                                                    299,445
                                                                           -----------------
SEMICONDUCTORS-1.0%
     8,900     Micronas Semiconductor Holding AG (SZ)*                               381,028
                                                                           -----------------
THRIFTS & MORTGAGE FINANCE-0.8%
    24,200     Northern Rock PLC (UK)                                                309,107
                                                                           -----------------
TIRES & RUBBER-0.9%
     9,400     Continental AG (GE)                                                   357,836
                                                                           -----------------
TRADING COMPANIES & DISTRIBUTORS-0.9%
    31,000     Mitsubishi Corporation (JA)                                           328,599
                                                                           -----------------
TRUCKING-0.6%
    28,000     Seino Transportation Company Limited (JA)                             231,483
                                                                           -----------------
WIRELESS TELECOMMUNICATION SERVICES-6.6%
        72     KDDI Corporation (JA)                                                 412,503
       123     NTT DoCoMo, Inc. (JA)                                                 278,893
    75,800     Telecom Italia Mobile SPA (IT)                                        412,081
    20,300     Telefonica Moviles SA (SP)*                                           212,013
   494,575     Vodafone Group PLC (UK)                                             1,226,256
                                                                           -----------------
                                                                                   2,541,746
                                                                           -----------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$27,435,980)                                                                38,103,968
                                                                           -----------------

PRINCIPAL AMOUNT                                                              AMORTIZED COST
--------------------------------------------------------------------------------------------
U.S. AGENCY DISCOUNT NOTES-2.3%
$  900,000     Federal National Mortgage Association 0.75% 1/2/04          $         899,981
                                                                           -----------------
TOTAL U.S. AGENCY DISCOUNT NOTES
(AMORTIZED COST-$899,981)                                                            899,981
                                                                           -----------------
TOTAL INVESTMENTS-101.4%
(TOTAL COST-$28,335,961)                                                          39,003,949
OTHER ASSETS AND LIABILITIES-(1.4%)                                                 (562,284)
                                                                           -----------------
NET ASSETS-100.0%                                                          $      38,441,665
                                                                           =================

* NON-INCOME PRODUCING.

  SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003

ASSETS
Investment securities, at cost                                            $      28,335,961
                                                                          -----------------
Investment securities, at market                                                 39,003,949
Cash                                                                                 31,325
Foreign currency (cost $810)                                                            816
Receivables:
  Capital shares sold                                                                14,775
  Dividends                                                                          35,406
  Due from adviser                                                                   22,753
Other assets                                                                         31,704
                                                                          -----------------
    Total Assets                                                                 39,140,728
                                                                          -----------------
LIABILITIES
Payables and other liabilities:
  Capital shares redeemed                                                           489,303
  Advisory fees                                                                      24,009
  Shareholder servicing fees                                                          7,880
  Accounting fees                                                                     3,201
  Distribution fees                                                                   4,543
  Transfer agency fees                                                               12,415
  Custodian fees                                                                      5,172
  Line of credit                                                                    100,000
  Other                                                                              52,540
                                                                          -----------------
    Total Liabilities                                                               699,063
                                                                          -----------------
Net Assets                                                                $      38,441,665
                                                                          =================

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus)                                   $      67,485,335
Accumulated net investment loss                                                      (2,753)
Accumulated net realized loss from security transactions                        (39,714,354)
Net unrealized appreciation on investments
  and foreign currency translation                                               10,673,437
                                                                          -----------------
    Total                                                                 $      38,441,665
                                                                          =================

SEE NOTES TO FINANCIAL STATEMENTS.

Net Assets--Class A                                                       $      22,432,457
Shares Outstanding--Class A                                                       2,296,158
Net Asset Value, Redemption Price Per Share                               $            9.77
Maximum offering price per share (net asset value plus sales charge of
  5.75% of offering price)                                                $           10.37

Net Assets--Class B                                                       $       2,372,245
Shares Outstanding--Class B                                                         248,502
Net Asset Value, Offering and Redemption Price (excluding applicable
  contingent deferred sales charge) Per Share                             $            9.55

Net Assets--Class C                                                       $         481,889
Shares Outstanding--Class C                                                          50,543
Net Asset Value, Offering and Redemption Price (excluding applicable
  contingent deferred sales charge) Per Share                             $            9.53

Net Assets--Class F                                                       $       9,837,083
Shares Outstanding--Class F                                                       1,006,074
Net Asset Value, Offering and Redemption Price Per Share                  $            9.78

Net Assets--Class R                                                       $       3,145,614
Shares Outstanding--Class R                                                         320,219
Net Asset Value, Offering and Redemption Price Per Share                  $            9.82

Net Assets--Class T                                                       $         172,377
Shares Outstanding--Class T                                                          17,764
Net Asset Value, Redemption Price Per Share                               $            9.70
Maximum offering price per share (net asset value plus sales charge of
  4.50% of offering price)                                                $           10.16

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended December 31, 2003

INVESTMENT INCOME:
  Dividends                                                               $         807,676
  Interest                                                                           15,315
  Foreign taxes withheld                                                            (89,599)
                                                                          -----------------
    Total Investment Income                                                         733,392
                                                                          -----------------
EXPENSES:
  Advisory fees--Note 2                                                             333,061
  Shareholder servicing fees--Note 2                                                 83,857
  Accounting fees--Note 2                                                            33,305
  Distribution fees--Note 2                                                          41,570
  Transfer agency fees--Note 2                                                      108,819
  Registration fees                                                                  66,579
  Postage and mailing expenses                                                        3,444
  Custodian fees and expenses--Note 2                                                76,660
  Printing expenses                                                                  33,880
  Legal and audit fees                                                                6,261
  Directors' fees and expenses--Note 2                                                8,127
  Other expenses                                                                     40,235
                                                                          -----------------
    Total Expenses                                                                  835,798
    Earnings Credits                                                                   (957)
    Reimbursed/Waived Expenses                                                     (356,021)
    Expense Offset to Broker Commissions                                                (70)
                                                                          -----------------
    Net Expenses                                                                    478,750
                                                                          -----------------
  Net Investment Income                                                             254,642
                                                                          -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITY TRANSACTIONS AND
FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) on :
  Security transactions                                                          (5,301,870)
  Foreign currency transactions                                                       5,330
                                                                          -----------------
Net Realized Loss                                                                (5,296,540)
Net Change in Unrealized Appreciation/Depreciation of Investments
and Foreign Currency Translation                                                 16,056,126
                                                                          -----------------
  Net Realized and Unrealized Gain                                               10,759,586
                                                                          -----------------
Net Increase in Net Assets Resulting from Operations                      $      11,014,228
                                                                          =================

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                             YEAR ENDED         YEAR ENDED
                                                                              12/31/03           12/31/02
                                                                          -----------------  -----------------
OPERATIONS
Net Investment Income                                                     $         254,642  $          32,165
Net Realized Loss                                                                (5,296,540)        (5,583,604)
Net Change in Unrealized Appreciation/Depreciation of
  Investments and Foreign Currency Translation                                   16,056,126         (8,376,964)
                                                                          -----------------  -----------------
  Net Increase (Decrease) in Net Assets Resulting from Operations                11,014,228        (13,928,403)
                                                                          -----------------  -----------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
  Class A                                                                          (156,488)           (32,238)
  Class B                                                                            (1,759)                 0
  Class F                                                                           (71,823)           (15,146)
  Class R                                                                           (28,532)            (9,276)
  Class T                                                                              (910)                 0
                                                                          -----------------  -----------------
Net Decrease from Dividends and Distributions                                      (259,512)           (56,660)
                                                                          -----------------  -----------------
CAPITAL SHARE TRANSACTIONS
Net Decrease--Note 4
  Class A                                                                        (1,959,586)        (3,344,747)
  Class B                                                                          (450,587)          (592,334)
  Class C                                                                          (190,274)          (629,053)
  Class F                                                                        (2,350,311)        (3,309,006)
  Class R                                                                          (204,031)        (2,588,838)
  Class T                                                                           (57,906)          (102,473)
                                                                          -----------------  -----------------
Net Decrease from Capital Share Transactions                                     (5,212,695)       (10,566,451)
                                                                          -----------------  -----------------
Net Increase (Decrease) in Net Assets                                             5,542,021        (24,551,514)

NET ASSETS
  Beginning of year                                                       $      32,899,644  $      57,451,158
                                                                          -----------------  -----------------
  End of year (including accumulated net investment
  loss of $2,753 and $7,832, respectively)                                $      38,441,665  $      32,899,644
                                                                          =================  =================

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------
                                                       2003        2002        2001        2000
                                                    ----------  ----------  ----------  ----------
CLASS A SHARES
Net Asset Value, beginning of year                  $     7.19  $    10.03  $    14.42  $    19.88
Income from investment operations:
    Net investment income (loss)                          0.06        0.01       (0.00)+     (0.03)
    Net realized and unrealized gains (losses)
      on securities                                       2.59       (2.84)      (4.39)      (3.53)
                                                    ----------  ----------  ----------  ----------
        Total from investment operations                  2.65       (2.83)      (4.39)      (3.56)
Less dividends and distributions:
    From net investment income                           (0.07)      (0.01)       0.00        0.00
    From net realized gains                               0.00        0.00        0.00       (1.90)
                                                    ----------  ----------  ----------  ----------
        Total distributions                              (0.07)      (0.01)       0.00       (1.90)

Net Asset Value, end of year                        $     9.77  $     7.19  $    10.03  $    14.42
                                                    ==========  ==========  ==========  ==========
Total return*                                            36.84%     (28.19%)    (30.44%)    (17.60%)

Ratios/Supplemental Data
    Net assets, end of year (000s)                  $   22,432  $   18,217  $   29,151  $    4,434
    Net expenses to average net assets#,+                 1.40%       1.40%       1.44%       1.77%
    Gross expenses to average net assets#,+               1.41%       1.40%       1.46%       1.82%
    Net investment income (loss) to average net
      assets+                                             0.80%       0.13%      (0.74%)     (0.36%)
    Portfolio turnover rate@                               144%        220%        213%        184%

+ Net investment loss for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.

*    Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

+ Certain fees were reimbursed or waived by the management company and its affiliates for the years ended December 31, 2003, 2002 and 2001. Had these fees not been reimbursed and/or waived, the net expense ratios would have been 2.47% (2003), 2.18% (2002) and 1.76% (2001). The gross expense ratios would have been 2.48% (2003), 2.18% (2002) and 1.78% (2001). The net investment income (loss) ratios would have been (0.27%) (2003), (0.65%)
     (2002) and (1.06%) (2001).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------
                                                       2003        2002        2001        2000
                                                    ----------  ----------  ----------  ----------
CLASS B SHARES
Net Asset Value, beginning of year                  $     7.03  $     9.87  $    14.29  $    19.88
    Income from investment operations:
    Net investment loss                                  (0.08)      (0.11)      (0.12)      (0.09)
    Net realized and unrealized gains (losses)
      on securities                                       2.61       (2.73)      (4.30)      (3.60)
                                                    ----------  ----------  ----------  ----------
        Total from investment operations                  2.53       (2.84)      (4.42)      (3.69)
Less dividends and distributions:
    From net investment income                           (0.01)       0.00        0.00        0.00
    From net realized gains                               0.00        0.00        0.00       (1.90)
                                                    ----------  ----------  ----------  ----------
        Total distributions                              (0.01)       0.00        0.00       (1.90)
Net Asset Value, end of year                        $     9.55  $     7.03  $     9.87  $    14.29
                                                    ==========  ==========  ==========  ==========
Total return*                                            35.95%     (28.77%)    (30.93%)    (18.27%)
Ratios/Supplemental Data
    Net assets, end of year (000s)                  $    2,372  $    2,201  $    3,786  $    5,129
    Net expenses to average net assets#,+                 2.15%       2.15%       2.26%       2.52%
    Gross expenses to average net assets#,+               2.16%       2.16%       2.28%       2.57%
    Net investment income (loss) to average
      net assets+                                         0.07%      (0.61%)     (1.03%)     (1.18%)
    Portfolio turnover rate@                               144%        220%        213%        184%

*    Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

+ Certain fees were reimbursed or waived by the management company and its affiliates for the years ended December 31, 2003, 2002 and 2001. Had these fees not been reimbursed and/or waived, the net expense ratios would have been 3.31% (2003), 2.90% (2002) and 2.65%. (2001) . The gross expense ratios would have been 3.32% (2003), 2.91% (2002) and 2.67% (2001). The net investment loss ratios would have been (1.09%) (2003), (1.36%) (2002) and (1.42%) (2001).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------
                                                       2003        2002        2001        2000
                                                    ----------  ----------  ----------  ----------
CLASS C SHARES
Net Asset Value, beginning of year                  $     7.02  $     9.86  $    14.27  $    19.88
Income from investment operations:
    Net investment loss                                  (0.26)      (0.29)      (0.16)      (0.07)
    Net realized and unrealized
      gains (losses) on securities                        2.77       (2.55)      (4.25)      (3.64)
                                                    ----------  ----------  ----------  ----------
        Total from investment operations                  2.51       (2.84)      (4.41)      (3.71)
Less dividends and distributions:
    From net investment income                            0.00        0.00        0.00        0.00
    From net realized gains                               0.00        0.00        0.00       (1.90)
                                                    ----------  ----------  ----------  ----------
        Total distributions                               0.00        0.00        0.00       (1.90)

Net Asset Value, end of year                        $     9.53  $     7.02  $     9.86  $    14.27
                                                    ==========  ==========  ==========  ==========
Total return*                                            35.76%     (28.80%)    (30.90%)    (18.37%)

Ratios/Supplemental Data
    Net assets, end of year (000s)                  $      482  $      532  $    1,429  $    2,635
    Net expenses to average net assets#,+                 2.15%       2.15%       2.26%       2.50%
    Gross expenses to average net assets#,+               2.16%       2.16%       2.29%       2.55%
    Net investment income (loss) to
      average net assets+                                 0.08%      (0.63%)     (0.99%)     (1.18%)
    Portfolio turnover rate@                               144%        220%        213%        184%

*    Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

+ Certain fees were reimbursed or waived by the management company and its affiliates for the years ended December 31, 2003, 2002 and 2001. Had these fees not been reimbursed and/or waived, the net expense ratios would have been 3.24% (2003), 3.10% (2002) and 2.83% (2001). The gross expense ratios would have been 3.25% (2003), 3.11% (2002) and 2.85% (2001). The net investment income (loss) ratios would have been (1.01%) (2003), (1.58%)
     (2002) and (1.56%) (2001).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                          YEAR ENDED DECEMBER 31,
                                                    ------------------------------------------------------------------
                                                       2003          2002          2001          2000          1999
                                                    ----------    ----------    ----------    ----------    ----------
CLASS F SHARES
Net Asset Value, beginning of year                  $     7.18    $    10.03    $    14.40    $    19.87    $    14.03
Income from investment operations:
    Net investment loss                                  (0.01)        (0.05)        (0.07)        (0.08)        (0.05)
    Net realized and unrealized gains (losses)
      on securities                                       2.68         (2.79)        (4.30)        (3.49)         8.07
                                                    ----------    ----------    ----------    ----------    ----------
        Total from investment operations                  2.67         (2.84)        (4.37)        (3.57)         8.02
Less dividends and distributions:
    From net investment income                           (0.07)        (0.01)         0.00          0.00          0.00
    From net realized gains                               0.00          0.00          0.00         (1.90)        (2.18)
                                                    ----------    ----------    ----------    ----------    ----------
        Total distributions                              (0.07)        (0.01)         0.00         (1.90)        (2.18)

Net Asset Value, end of year                        $     9.78    $     7.18    $    10.03    $    14.40    $    19.87
                                                    ==========    ==========    ==========    ==========    ==========
Total return                                             37.17%       (28.30%)      (30.35%)      (17.65%)       58.71%

Ratios/Supplemental Data
    Net assets, end of year (000s)                  $    9,837    $    9,321    $   16,640    $   30,040    $   35,607
    Net expenses to average net assets#,+                 1.40%         1.40%         1.52%         1.80%         1.80%
    Gross expenses to average net assets#,+               1.40%         1.40%         1.55%         1.84%         1.82%
    Net investment income (loss) to average net
      assets+                                             0.80%         0.12%        (0.26%)       (0.55%)       (0.36%)
    Portfolio turnover rate@                               144%          220%          213%          184%          205%

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

+ Certain fees were reimbursed or waived by the management company and its affiliates. Had these fees not been reimbursed and/or waived, the net expense ratios would have been 2.52% (2003), 2.13% (2002), 1.96% (2001),
     1.91% (2000), and 1.97% (1999). The gross expense ratios would have been 2.52% (2003), 2.13% (2002), 1.99% (2001), 1.95% (2000), and 1.99% (1999).
     The net investment income (loss) ratios would have been (0.32%) (2003), (0.61%) (2002), (0.70%) (2001), (0.66%) (2000), and (0.53%) (1999).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------
                                                       2003        2002        2001        2000
                                                    ----------  ----------  ----------  ----------
CLASS R SHARES
Net Asset Value, beginning of year                  $     7.22  $    10.08  $    14.45  $    19.88
Income from investment operations:
    Net investment income (loss)                          0.09        0.02       (0.00)+     (0.01)
    Net realized and unrealized gains (losses)
      on securities                                       2.60       (2.85)      (4.37)      (3.52)
                                                    ----------  ----------  ----------  ----------
        Total from investment operations                  2.69       (2.83)      (4.37)      (3.53)
Less dividends and distributions:
    From net investment income                           (0.09)      (0.03)       0.00        0.00
    From net realized gains                               0.00        0.00        0.00       (1.90)
                                                    ----------  ----------  ----------  ----------
        Total distributions                              (0.09)      (0.03)       0.00       (1.90)

Net Asset Value, end of year                        $     9.82  $     7.22  $    10.08  $    14.45
                                                    ==========  ==========  ==========  ==========
Total return                                             37.27%     (28.10%)    (30.24%)    (17.45%)
Ratios/Supplemental Data
    Net assets, end of year (000s)                  $    3,146  $    2,470  $    6,102  $    2,716
    Net expenses to average net assets#,+                 1.15%       1.15%       1.26%       1.53%
    Gross expenses to average net assets#,+               1.15%       1.16%       1.28%       1.63%
    Net investment income (loss) to average
      net assets+                                         1.03%       0.27%      (0.04%)     (0.40%)
    Portfolio turnover rate@                               144%        220%        213%        184%

+ Net investment loss for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

+ Certain fees were reimbursed or waived by the management company and its affiliates for the years ended December 31, 2003, 2002 and 2001. Had these fees not been reimbursed and/or waived, the net expense ratios would have been 1.95% (2003), 1.70% (2002) and 1.55% (2001). The gross expense ratios would have been 1.95% (2003), 1.71% (2002) and 1.57% (2001). The net investment income (loss) ratios would have been 0.23% (2003), (0.28%)
     (2002) and (0.33%) (2001).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------
                                                       2003        2002        2001        2000
                                                    ----------  ----------  ----------  ----------
CLASS T SHARES
Net Asset Value, beginning of year                  $     7.14  $     9.97  $    14.37  $    19.88
Income from investment operations:
    Net investment income (loss)                          0.00+      (0.10)      (0.09)      (0.06)
    Net realized and unrealized gains (losses)
      on securities                                       2.61       (2.73)      (4.31)      (3.55)
                                                    ----------  ----------  ----------  ----------
        Total from investment operations                  2.61       (2.83)      (4.40)      (3.61)
Less dividends and distributions:
    From net investment income                           (0.05)       0.00        0.00        0.00
    From net realized gains                               0.00        0.00        0.00       (1.90)
                                                    ----------  ----------  ----------  ----------
        Total distributions                              (0.05)       0.00        0.00       (1.90)

Net Asset Value, end of year                        $     9.70  $     7.14  $     9.97  $    14.37
                                                    ==========  ==========  ==========  ==========
Total return*                                            36.58%     (28.39%)    (30.62%)    (17.85%)

Ratios/Supplemental Data
    Net assets, end of year (000s)                  $      172  $      158  $      343  $      654
    Net expenses to average net assets#,+                 1.65%       1.65%       1.77%       1.98%
    Gross expenses to average net assets#,+               1.65%       1.65%       1.80%       2.03%
    Net investment income (loss) to average net
      assets+                                             0.67%      (0.12%)     (0.53%)     (0.70%)
    Portfolio turnover rate@                               144%        220%        213%        184%

+ Net investment income for the year ended December 31, 2003 aggregated less than $0.01 on a per share basis.

*    Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

+ Certain fees were reimbursed or waived by the management company and its affiliates for the years ended December 31, 2003, 2002 and 2001. Had these fees not been reimbursed and/or waived, the net expense ratios would have been 2.88% (2003), 4.00% (2002) and 2.83% (2001). The gross expense ratios would have been 2.88% (2003), 4.00% (2002) and 2.86% (2001). The net investment income (loss) ratios would have been (0.56%) (2003), (2.47%)
     (2002) and (1.59%) (2001).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2003

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Ten series of shares are currently issued: Balanced, Discovery, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders International Equity Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATIONS--An equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of Nasdaq and foreign securities for which an official closing price is provided, at the official closing price. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars.

   Debt securities are valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company's board of directors or, if such prices are not available, at the mean of the bid and asked quotations obtained from securities dealers. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region. The Fund amortizes premiums and discounts on all fixed-income securities.

   If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded, and it is determined that the event has materially affected the value of the security.

   SECURITY TRANSACTIONS--Security transactions are accounted for as of the date the securities are purchased or sold (trade date). Net realized gains and losses are determined on the basis of identified cost, which is also used for federal income tax purposes.

   FOREIGN SECURITIES AND CURRENCY TRANSACTIONS--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund normally invests a large portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations. Foreign currency held at December 31, 2003 for settling foreign trades is listed on the Statement of Assets and Liabilities.

   Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

   FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

   INVESTMENT INCOME--Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends (if any) and capital gains (if any) annually. Dividends and distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

   EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.

   The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2.   FEES AND TRANSACTIONS WITH AFFILIATES

ADVISORY FEES--Founders Asset Management LLC ("Founders") serves as investment adviser to the Fund. Founders is an indirect wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.

   In accordance with an investment advisory agreement between the Company and Founders, the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1.00% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.

   Founders has agreed to waive a portion of its management fee and to limit the total expenses of the Fund. Founders agreed to waive that portion of its management fee that exceeds 0.75% of the Fund's average net assets and to limit the annual expenses of the Fund (net of credits received from the Fund's custodian) to 1.40% for Class A and Class F shares, 2.15% for Class B and Class C shares, 1.15% for Class R shares, and 1.65% for Class T shares. These reductions are made pursuant to a permanent contractual commitment. For the year ended December 31, 2003, $342,377 was reimbursed to the Fund by Founders pursuant to this provision.

   SHAREHOLDER SERVICING AND TRANSFER AGENCY FEES FOR CLASS F SHARES--The Company has a shareholder services agreement with Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus", an affiliate of Founders), whereby the Funds have agreed to compensate DSC for providing certain shareholder servicing functions to holders of Class F shares. During the period from May 1, 2003 through December 31, 2003, the Fund paid DSC a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account considered to be an open account at any time during a given month. Prior to May 1, 2003, the Company had a shareholder services agreement with Founders whereby the Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account considered to be an open account at any time during a given month. During the year ended December 31, 2003, Class F shares were charged $19,110 and $10,586, respectively, pursuant to these shareholder services agreements.

   Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for all the Fund's share classes. With the exception of out-of-pocket charges, the fees charged by DTI with respect to the Fund's Class F shares are paid by DSC. The out-of-pocket charges from DTI are paid by the Fund. Prior to May 1, 2003, Investors Trust Company ("ITC") was the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC were paid by Founders. The out-of-pocket charges from ITC were paid by the Fund. During the year ended December 31, 2003, Class F shares were charged $5,685 and $3,228, respectively, for out-of-pocket transfer agent charges.

   TRANSFER AGENCY FEES FOR CLASS A, CLASS B, CLASS C, CLASS R, AND CLASS T SHARES -- The fees charged by DTI with respect to the Fund's Class A, B, C, R, and T shares are paid by the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $12.23 to $12.84, per shareholder account considered to be an open account at any time during a given month, plus out-of-pocket charges. Class-specific transfer agency fees paid to DTI during the year ended December 31, 2003 were as follows:

                                                                       TRANSFER
                                                                      AGENCY FEES
                                                                      -----------
Class A                                                                $  73,674
Class B                                                                $   9,767
Class C                                                                $   1,981
Class R                                                                $   3,110
Class T                                                                $     817

   DISTRIBUTION AND SHAREHOLDER SERVICES PLANS--DSC also is the distributor of the Fund's shares. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing or servicing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year ended December 31, 2003, Class F shares were charged $22,388 pursuant to this Distribution Plan.

   The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under this plan, the Fund pays DSC a fee for distributing its Class B and C shares at the annual rate of 0.75% of the value of the average daily net assets of its Class B and C shares, respectively, and pays DSC a fee for distributing its Class T shares at the annual rate of 0.25% of the average daily net assets of its Class T shares.

   In addition, the Fund has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay DSC an annual fee of 0.25% of the value of their average daily net assets for the provision of certain services.

   Distribution and shareholder servicing fees paid to DSC by the Fund's Class A, B, C, and T shares for the year ended December 31, 2003, were as follows:

                                                      DISTRIBUTION   SHAREHOLDER
                                                          FEES      SERVICING FEES
                                                      ------------  --------------
Class A                                                      N/A      $  47,482
Class B                                                $  15,145      $   5,048
Class C                                                $   3,610      $   1,204
Class T                                                $     427      $     427

   During the year ended December 31, 2003, DSC retained $94 and $10 in sales commissions from the sales of Class A and Class T shares, respectively. DSC also retained $10,862 and $85 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively.

   FUND ACCOUNTING AND ADMINISTRATIVE SERVICES FEES--The Funds have agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is computed at the annual rate of 0.10% of the average daily net assets of the Fund on the first $500 million, 0.065% of the average daily net assets of the Fund on the next $500 million, and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services.

   CUSTODIAN FEES--Mellon Bank N.A., a wholly-owned subsidiary of Mellon Financial Corporation, serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian. The custodian has also agreed to a fee waiver for the Funds during the time periods and in the amounts set forth below:

                        TIME PERIOD          AMOUNT OF WAIVER
                        -----------          ----------------
                     9/1/02 to 8/31/03           $  100,000
                     9/1/03 to 8/31/04           $  150,000
                     9/1/04 to 8/31/05           $  200,000
                     9/1/05 to 8/31/06           $  200,000

   The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2003, the Fund's portion of the fee waiver was $13,644. The amount paid to Mellon was reduced by this fee waiver amount.

    DIRECTORS COMPENSATION--The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Other Liabilities on the Statement of Assets and Liabilities. Deferral of directors' fees under the plan does not affect the net assets of the Fund.

   Certain officers of the Company are also officers and/or directors of Founders. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3.   FEDERAL TAX INFORMATION

Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sale losses, foreign currency transactions, net operating losses, and capital loss carryovers. Permanent differences identified during the year ended December 31, 2003 have been reclassified among the components of net assets as follows:

         UNDISTRIBUTED NET        UNDISTRIBUTED NET REALIZED
         INVESTMENT INCOME             GAINS AND LOSSES               PAID-IN CAPITAL
         -----------------        --------------------------          ---------------
              $ 9,949                      $ 54,218                      $ (64,167)

   The tax character of distributions paid during 2003 and 2002 was as follows:

                                  2003       2002
                                ---------  ---------
DISTRIBUTIONS PAID FROM:
Ordinary Income                 $ 259,512  $  56,660
Long-term capital gain          $       0  $       0
                                ---------  ---------
                                $ 259,512  $  56,660

   The tax components of capital represent distribution requirements the Fund must satisfy under the income tax regulations and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below as of December 31, 2003, represent capital loss carryovers that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The utilization of acquired losses may be limited under federal tax laws. Post-October 31 foreign currency losses noted below, if any, may be used to offset future net investment income and thereby reduce future ordinary income distributions. These carryovers expire between December 31, 2007 and December 31, 2011.

   The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2003 are noted below. The primary difference between book and tax appreciation or depreciation is wash sale loss deferrals.

Undistributed Ordinary Income                  $       2,512
Accumulated Capital Losses                     $  39,617,964
Post-October Currency Loss Deferral            $         838
Federal Tax Cost                               $  28,432,349
Gross Tax Appreciation of Investments          $  10,576,208
Gross Tax Depreciation of Investments          $      (4,608)
Net Tax Appreciation                           $  10,571,600

4.   CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                                YEAR                          YEAR
                                                                ENDED                         ENDED
                                                               12/31/03                      12/31/02
                                                    -----------------------------  ----------------------------
                                                       SHARES          AMOUNT         SHARES         AMOUNT
                                                    -------------   -------------  -------------  -------------
CLASS A
      Sold                                                724,401   $   5,318,119      4,149,772  $  34,712,760
      Dividends or Distributions Reinvested                15,239   $     147,964          4,234  $      30,237
      Redeemed                                           (978,731)  $  (7,425,669)    (4,523,803) $ (38,087,744)
      NET DECREASE                                       (239,091)  $  (1,959,586)      (369,797) $  (3,344,747)

CLASS B
      Sold                                                 72,988   $     520,427        144,790  $   1,041,200
      Dividends or Distributions Reinvested                   146   $       1,391              0  $           0
      Redeemed                                           (137,735)  $    (972,405)      (215,227) $  (1,633,534)
      NET DECREASE                                        (64,601)  $    (450,587)       (70,437) $    (592,334)

CLASS C
      Sold                                                165,203   $   1,132,327         27,418  $     241,026
      Redeemed                                           (190,526)  $  (1,322,601)       (96,541) $    (870,079)
      NET DECREASE                                        (25,323)  $    (190,274)       (69,123) $    (629,053)

CLASS F
      Sold                                              1,515,865   $  11,180,704      1,879,837  $  15,539,534
      Dividends or Distributions Reinvested                 6,797   $      66,066          1,997  $      14,235
      Redeemed                                         (1,814,806)  $ (13,597,081)    (2,242,842) $ (18,862,775)
      NET DECREASE                                       (292,144)  $  (2,350,311)      (361,008) $  (3,309,006)

CLASS R
      Sold                                                146,346   $   1,105,834        280,113  $   2,397,887
      Dividends or Distributions Reinvested                 2,764   $      26,981          1,130  $       8,099
      Redeemed                                           (170,854)  $  (1,336,846)      (544,644) $  (4,994,824)
      NET DECREASE                                        (21,744)  $    (204,031)      (263,401) $  (2,588,838)

CLASS T
      Sold                                                 97,501   $     651,910            291  $       2,419
      Dividends or Distributions Reinvested                    91   $         882              0  $           0
      Redeemed                                           (101,973)  $    (710,698)       (12,536) $    (104,892)
      NET DECREASE                                         (4,381)  $     (57,906)       (12,245) $    (102,473)

5.   INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the year ended December 31, 2003 were $46,409,480 and $50,639,763, respectively.

6.   LINE OF CREDIT

The Company has a line of credit arrangement ("LOC") with State Street Bank and Trust Company, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $50 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $50 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2003, the Fund had borrowings in the amount of $100,000 pursuant to this LOC arrangement.

7.   LEGAL MATTERS

PFEIFFER V. THE DREYFUS CORPORATION

On December 9, 2003, a purported shareholder in the Dreyfus Premier NexTech Fund brought an action against Dreyfus seeking to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to the Dreyfus Founders Funds (other than Dreyfus Founders Money Market Fund) and two Dreyfus Premier Funds. Plaintiff claims that the funds were closed to new investors but that Dreyfus nonetheless improperly continued to charge Rule 12b-1 fees for marketing and distribution services in violation of Section 36(b) of the Investment Company Act of 1940 and in breach of its common law fiduciary duties. Plaintiff also seeks to recover a portion of the investment advisory fees charged to the closed funds while Dreyfus was "in breach of its fiduciary duties" and to enjoin Dreyfus from collecting additional 12b-1 fees from those funds, as well as an award of attorneys' fees and litigation expenses.

HAYS V. MELLON FINANCIAL CORP., ET AL.

On January 30, 2004, a purported shareholder in the Dreyfus Disciplined Stock Fund filed a class action against Mellon Financial Corporation, Mellon Bank, Dreyfus, Founders, and the directors of the Dreyfus Founders Funds and all or substantially all of the Dreyfus Funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of Sections 34(b), 36(b), and 48(a) of the Investment Company Act of 1940, Section 215 of the Investment Advisers Act of 1940, and common law claims. The action seeks to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to various funds for marketing and distribution services. More specifically, the Plaintiff claims, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus and Dreyfus Founders Funds over other funds, and that such payments were not disclosed to investors. In addition, Plaintiff asserts that economies of scale and soft-dollar benefits were not passed on to investors. Plaintiff further alleges that 12b-1 fees charged to certain funds that were closed to new investors were also improper. The complaint seeks compensatory and punitive damages, rescission of the advisory contracts, an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses.

These actions will be defended vigorously, and management of the Fund believes they are without merit.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders International Equity Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Denver, Colorado
February 12, 2004

OTHER TAX INFORMATION
(UNAUDITED)

CORPORATE DIVIDENDS RECEIVED DEDUCTION

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the period ended December 31, 2003, 0.0% qualified for the dividends received deduction available to the Fund's corporate shareholders.

QUALIFIED DIVIDEND INCOME

For the year ended December 31, 2003, the Fund designated 100% of the ordinary income distributions paid as qualified dividend income subject to reduced income tax rates for taxpayers with taxable accounts.

YOUR BOARD REPRESENTATIVES
(UNAUDITED)

The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below along with the year in which they joined the Board in parentheses, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 75, resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

DIRECTORS

EUGENE H. VAUGHAN, CFA, 70. Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan Nelson Investment Management, LP, an investment counseling firm. Director, Encore Bank. Director, Greater Houston Partnership, and Chairman, Center for Houston's Future, both of which are non-profit organizations. Founding Chairman and former Governor, Association for Investment Management and Research. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation. (1970)

ALAN S. DANSON, 64. Private investor. Formerly, President and Director, D.H. Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Formerly, Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service (1996 to 1999). Director, CaseShare Systems, LLP, a document management company. Director, Gore Range Natural Science School and The Les Streeter Programs, Inc., both of which are non-profit organizations. (1991)

JOAN D. MANLEY, 71. Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. (1960 to 1984). Director, Sara Lee Corporation and Moore Wallace Corporation, a printing company. (1998)

ROBERT P. MASTROVITA, 59. Private Investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy. (1998)

TRYGVE E. MYHREN, 67. President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Meguntucook Funds, a venture capital firm (1998 to Present). Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and Communications Corporation (now Time Warner cable) (1981 to 1988). Director, Advanced Marketing Services, Inc. Trustee and Chairman of Finance Committee, the University of Denver. Trustee, U.S. Ski and Snowboard Team Foundation and the Denver Art Museum. (1996)

GEORGE W. PHILLIPS, 65. Retired. Vice Chairman of the Board, Chairman of the Finance Committee, and Chairman of the Investment Committee, Children's Medical Center of Boston. Formerly, President and Chief Executive Officer of Warren Bancorp, Inc. and Warren Five Cents Savings Bank (1992 to 1997). (1998)

JAY A. PRECOURT, 66. Chairman, CEO, and Director, Scissor Tail Energy, LLC (2000 to present). Managing General Partner, Precourt Interests, Ltd., an energy and investments company (1995 to present). President, Skylark Enterprises, Inc., a ranching and real estate business. Formerly, President, CEO, Vice Chairman and Director, Tejas Energy, LLC and predecessor companies (1987 to 1999). Director, Halliburton Company, an energy services company. Director, The Timken Company, a manufacturing company. Director, Apache Corporation, an oil and gas company. Chairman and Director, Hermes Consolidated, Inc., an energy transportation and crude oil refining company. (1983)

PRINCIPAL OFFICERS

RICHARD W. SABO, 46. President of the Funds since 2000 and Principal Executive Officer of the Funds since 2002. Founders' President and Chief Executive Officer, Member of Founders' Board of Managers and Director of Dreyfus (1998 to present). Executive Vice President of DSC since 2003. Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 46. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President-Administration and Treasurer. Vice President of DSC since 2003. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 48. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President-Legal, General Counsel and Secretary. Assistant Secretary of DSC since 2003. Employed by Founders and its predecessor company since 1996.

ROBERT T. KELLY, 34. Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Funds since 2003. Founders' Vice President of Portfolio Accounting since 2000. Formerly, Assistant Treasurer of the Funds (2000 to 2003), and Head of Equity Desk for ABN Amro Trust Company (Cayman) Limited (1998 to 2000).

WILLIAM G. GERMENIS, 33. Anti-Money Laundering Compliance Officer for the Class A, Class B, Class C, Class R, and Class T shares of the Funds since 2002 and for the Class F shares of the Funds since 2003. Vice President of MBSC, LLC since 2002. Vice President and Anti-Money Laundering Compliance Officer of DSC and Anti-Money Laundering Compliance Officer of investment companies managed by Dreyfus. Employed by DSC since 1998.

The directors and officers may be contacted at Founders' address appearing on the back cover, except for Mr. Germenis who can be contacted at 200 Park Avenue, New York, New York 10166.

                              For More Information


                                        DREYFUS FOUNDERS
                                        INTERNATIONAL EQUITY FUND
                                        200 Park Avenue
                                        New York, NY  10166

                                        MANAGER

                                        Founders Asset Management LLC
                                        210 University Boulevard, Suite 800
                                        Denver, CO  80206

                                        TRANSFER AGENT &
                                        DIVIDEND DISBURSING AGENT
To obtain information:
---------------------------------       Dreyfus Transfer, Inc.
BY TELEPHONE                    |       200 Park Avenue
Call your financial             |       New York, NY  10166
representative or               |
1-800-554-4611                  |
                                |       DISTRIBUTOR
BY MAIL  Write to:              |
Dreyfus Founders Funds          |       Dreyfus Service Corporation
144 Glenn Curtiss Boulevard     |       200 Park Avenue
Uniondale, NY  11556-0144       |       New York, NY 10166







Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(C)2004 Dreyfus Service Corporation                                    360AR1203

        Dreyfus Founders
        Mid-Cap Growth Fund




        ANNUAL REPORT     December 31, 2003



[GRAPHIC]








                                                YOU, YOUR ADVISOR AND
                                                (R) DREYFUS LOGO
                                                A MELLON FINANCIAL COMPANY (SM)

TABLE OF CONTENTS

Management Overview                                                            3

Statement of Investments                                                      10

Statement of Assets and Liabilities                                           15

Statement of Operations                                                       17

Statements of Changes in Net Assets                                           18

Financial Highlights                                                          19

Notes to Financial Statements                                                 25

Report of Independent Auditors                                                34

Your Board Representatives                                                    35



The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. Companies appearing in bold print on pages 3-9 were owned by the Fund on December 31, 2003. The amounts of these holdings are included in the Statement of Investments.

      - NOT FDIC-INSURED    - NOT BANK-GUARANTEED   - MAY LOSE VALUE

MANAGEMENT OVERVIEW

[PHOTO OF KEVIN SONNETT]

A DISCUSSION WITH PORTFOLIO MANAGER KEVIN SONNETT, CFA

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2003?

While we were pleased with the Fund's performance relative to its mid-cap growth fund peers in 2003, the Fund's gains trailed its benchmark, the Russell Midcap Growth Index, which rose 42.71% during the period.

     Despite the fact that riskier stocks were the strongest performers in 2003, we adhered to our core process, continuing to search for companies with superior long-term profit growth prospects led by exceptional management teams. We also continued to maintain a strong valuation discipline, investing when we felt stocks were trading below our fair value estimation. Good stock picking helped offset the headwind of the Fund's lower beta in this very strong market, providing an even better risk-adjusted return.

     The Fund's lower relative return versus the benchmark was largely due to its lower beta investments, higher weighted-average market capitalization, an underweight position in the technology sector and average cash position of about 2.7% compared to the fully invested Index.

DESCRIBE THE ECONOMIC ENVIRONMENT DURING THE PERIOD.

Stock markets worldwide generally posted double-digit gains during the year, with the U.S. market ending 2003 in the black for the first time in the last four years. Rapidly improving economic conditions following

[SIDENOTE]

"BETTER SALES FROM A STRONGER ECONOMY COUPLED WITH EXTRAORDINARY PRODUCTIVITY GAINS LED TO DOUBLE-DIGIT PROFIT GROWTH FROM MANY PUBLIC COMPANIES."

the conclusion of major hostilities in Iraq, higher corporate profits and benign inflation contributed to market gains. Powerful fiscal and monetary stimuli in the form of tax cuts, government spending and lower interest rates also assisted the boost in economic activity. Better sales from a stronger economy coupled with extraordinary productivity gains led to double-digit profit growth from many public companies. Higher profits, confidence in a stronger economic future and poor alternative investment options--for example, 10-year Treasury bond yields ranged from 3.5-4.5% for most of the year while money market funds paid even less--also contributed to higher share prices.

WHAT CHANGES WERE MADE TO THE FUND DURING THE PERIOD?

Our individual stock selection and the market's strong gains in 2003 resulted in changes in Fund composition. The weighted average market capitalization grew from $5.7 billion at the beginning of the year to $6.8 billion by year's end. The forward price-to-earnings ratio (P/E) of the Fund also rose, from 19 times forward earnings at the end of 2002 to 24 times by the end of 2003. And while the P/E of the Fund remained lower than that of its benchmark, the consensus estimates of the long-term

[SIDENOTE]

PERFORMANCE HIGHLIGHTS

- Stock markets worldwide generally posted double-digit gains for the year, with the U.S. market ending 2003 in the black for the first time in the last four years.

- Our individual stock selection and the market's strong gains in 2003 led to some changes in Fund composition.

- Among the positive relative impacts were the returns experienced by Fund holdings in the financials, consumer staples and energy sectors.

- The Fund was generally underweight such strong performing industries as communications equipment, Internet software, semiconductors and semiconductor equipment. However, strong selection in the Fund's largest technology industry, systems software, helped mitigate the Fund's relative underperformance in the technology sector.

profit growth of the stocks in the Fund were slighter higher. Further, we invested in very few companies that are forecasted to lose money in the coming year, while such holdings comprised about 3% of the benchmark.

     In the midst of an improving economy and a rebound in business capital spending, we found many attractive opportunities among technology stocks, and as a result of new buys and strong gains from the sector, the Fund's weighting in technology nearly doubled, largely at the expense of the healthcare and industrials sectors.

     Also of note, the Fund had significant weightings in the consumer discretionary, technology and healthcare sectors by the end of the period, the three largest sectors in which we generally invest.

WHAT POSITIVELY CONTRIBUTED TO FUND PERFORMANCE DURING THE PERIOD?

Strong stock performance and favorable weightings versus the benchmark in the financials and consumer staples sectors positively impacted relative Fund performance for the year. Our energy holdings also advanced relative performance, with oil and gas exploration and development company APACHE CORPORATION leading the sector. The Fund benefited from participation in initial public offerings (IPOs) over the period as well.

     Strong stock selection in the healthcare sector also positively impacted overall performance. BARR PHARMACEUTICALS, INC., for example, rose 77% for the year, driven by its strong generic and proprietary drug sales in markets such as women's health. Barr was the single largest positive contributor to Fund performance for the reporting period on an individual stock basis. In

[SIDENOTE]

LARGEST EQUITY HOLDINGS  (ticker symbol)

1.  Getty Images, Inc.(GYI)                                2.06%
2.  Maxim Integrated Products, Inc.(MXIM)                  2.03%
3.  Teva Pharmaceutical Industries Limited (TEVA)          1.96%
4.  Barr Pharmaceuticals, Inc. (BRL.A)                     1.92%
5.  Amdocs Limited (DOX)                                   1.87%
6.  Corinthian Colleges, Inc. (COCO)                       1.85%
7.  Danaher Corporation (DHR)                              1.82%
8.  Gilead Sciences, Inc. (GILD)                           1.81%
9.  Fastenal Company (FAST)                                1.81%
10. TJX Companies, Inc. (TJX)                              1.80%

     Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

addition, generic pharmaceutical company TEVA PHARMACEUTICAL INDUSTRIES LIMITED, and pharmacy benefit manager CAREMARK RX, INC., also greatly boosted Fund performance in this sector.

     Trucking company J.B. HUNT TRANSPORT SERVICES, INC. experienced an exceptional increase during the period, rising 84%. The company's business performance was aided by the strengthening economy as well as a favorable industry environment in which many smaller trucking companies grappled with limited capital and a tight driver supply. However, real profit gains came from Hunt's efforts to reduce its operating expenses and increase its productivity. As a result of these strides, Wall Street forecasts for the company rose and became more closely aligned with our estimates.

[SIDENOTE]

[CHART]

GROWTH OF $10,000 INVESTMENT

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Mid-Cap Growth Fund on 12/31/93 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

     The Russell Midcap Growth Index measures the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the largest 1,000 publicly traded U.S. companies. The total return figures cited for this index assume change in security prices and reinvestment of dividends, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

     INTERNATIONAL GAME TECHNOLOGY, the leading maker of games for casinos, appreciated nearly 90% during the period, powered by very strong sales of cashless slot machines and profit growth of over 30%.

     Strong stock performance by HARMAN INTERNATIONAL INDUSTRIES, INC., a provider of audio and other electronics to the consumer and automobile original equipment manufacturer (OEM) markets, and CADENCE DESIGN SYSTEMS, INC., a supplier of electronic design automation (EDA) and engineering services, also buoyed relative Fund performance during the period.

     Other standout individual performers during the period included financial holdings FRIEDMAN, BILLINGS, RAMSEY GROUP, INC. and NEW YORK COMMUNITY BANCORP, INC.

[SIDENOTE]

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03

                                             1         5          10      SINCE
CLASS  (INCEPTION DATE)                    YEAR      YEARS       YEARS   INCEPTION
-----------------------------------------------------------------------------------
CLASS A SHARES (12/31/99)
        With sales charge (5.75%)           28.47%       --         --      (12.72%)
        Without sales charge                36.43%       --         --      (11.42%)
CLASS B SHARES (12/31/99)
        With redemption*                    31.04%       --         --      (12.34%)
        Without redemption                  35.04%       --         --      (11.91%)
CLASS C SHARES (12/31/99)
        With redemption**                   34.20%       --         --      (12.23%)
        Without redemption                  35.20%       --         --      (12.23%)
CLASS F SHARES (9/8/61)                     36.64%    (2.27%)     3.47%        N/A
CLASS R SHARES (12/31/99)                   36.40%       --         --      (11.19%)
CLASS T SHARES (12/31/99)
        With sales charge (4.50%)           28.90%       --         --      (13.22%)
        Without sales charge                35.06%       --         --      (12.22%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, expense limits for certain share classes, and adjustments for financial statement purposes. Part of the Fund's one-year performance is due to amounts received from class action settlements regarding prior Fund holdings. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. There are risks associated with mid-cap investing, such as limited product lines, less liquidity, and small market share.

     *The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

    **The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

WHAT FACTORS DETRACTED FROM FUND PERFORMANCE?

The Fund's technology investments significantly trailed the benchmark's return in this sector. For example, one of the world's largest distributors of technology equipment, Technology Data Corporation, declined early in the year as pricing and volumes for the industry remained weak. Additionally, the Fund was generally underweight such strong performing industries as communications equipment, Internet software, semiconductors and semiconductor equipment. However, strong selection in the Fund's largest technology industry, systems software, helped mitigate underperformance in the sector.

     An underweight position coupled with weak stock selection in the consumer discretionary sector weighed heavily on relative Fund performance, with such holdings as Darden Restaurants, Inc., parent company of such casual restaurants as Red Lobster and Olive Garden, producing a significant drag on performance during the period.

     The Fund's overweight position in the industrials sector also impeded relative performance. Poor performance by individual industrials holdings such as L-3 Communications Corporation, a merchant supplier of intelligence, surveillance and reconnaissance systems and products, and uniform specialist Cintas Corporation, negatively impacted the Fund's overall performance in this sector.

[SIDENOTE]

[CHART]

PORTFOLIO COMPOSITION
Information Technology     26.27%
Consumer Discretionary     21.26%
Healthcare                 17.04%
Industrials                10.62%
Financials                  8.80%
Energy                      4.57%
Materials                   2.61%
Consumer Staples            2.22%
Other                       4.05%
Cash & Equivalents          2.56%

     The Funds portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

     The Fund underperformed in the materials sector relative to the benchmark due to poor stock selection. Crown Holdings, Inc., manufacturer of packaging products to consumer marketing companies, was the Fund's second-worst individual performer for the period.

     Some additional individual holdings should be singled out for poor performance during the period. Cephalon, Inc., a biotechnology company specializing in narcolepsy and pain products, dropped during the period when sales of the company's leading daytime wakefulness drug, Provigil, fell short of expectations and led to weaker-than-expected profits. Biotechnology holding Medimmune, Inc. likewise fell after a disappointing launch of its new nasal influenza vaccine, FluMist, which failed to generate enough use to meet the investment community's expectations.

     Additional detractors from relative Fund performance were other stock-specific disappointments, such as The Pepsi Bottling Group, Inc., MGM Mirage and Quest Diagnostics, Inc.

     Some of these positions were sold during the first few months of 2003, unfortunately locking in losses before the market rebounded. However, the capital raised with these sales was quickly re-deployed into other investments that provided the Fund with more attractive alternatives.

We will continue to seek companies we feel possess the best opportunity for superior long-term profit growth, led by management teams we believe may execute the plan and deliver on that potential. As we move into 2004, our Fund strategy remains consistent. We will continue to focus on our bottom-up investment process to identify the most attractive mix of potential reward and limited risk.


/s/ Kevin Sonnett


Kevin Sonnett, CFA
Portfolio Manager

STATEMENT OF INVESTMENTS
December 31, 2003

SHARES                                                               MARKET VALUE
---------------------------------------------------------------------------------
COMMON STOCKS (DOMESTIC)-92.2%

AIR FREIGHT & LOGISTICS-0.5%
     20,475   C.H. Robinson Worldwide, Inc.                        $      776,200
                                                                   --------------
APPAREL RETAIL-3.1%
     82,594   Ross Stores, Inc.                                         2,182,959
    132,800   TJX Companies, Inc.                                       2,928,240
                                                                   --------------
                                                                        5,111,199
                                                                   --------------
APPAREL, ACCESSORIES & LUXURY GOODS-0.9%
     36,375   Coach, Inc.*                                              1,373,157
                                                                   --------------
APPLICATION SOFTWARE-3.4%
    101,425   Cadence Design Systems, Inc.*                             1,823,621
     64,900   Citrix Systems, Inc.*                                     1,376,529
     47,425   Mercury Interactive Corporation*                          2,306,752
                                                                   --------------
                                                                        5,506,902
                                                                   --------------
ASSET MANAGEMENT & CUSTODY BANKS-2.1%
     40,500   Federated Investors, Inc. Class B                         1,189,080
     74,800   SEI Investments Company                                   2,279,156
                                                                   --------------
                                                                        3,468,236
                                                                   --------------
BIOTECHNOLOGY-1.8%
     50,700   Gilead Sciences, Inc.*                                    2,947,698
                                                                   --------------
BROADCASTING & CABLE TV-0.8%
     50,375   Cox Radio, Inc. Class A*                                  1,270,961
                                                                   --------------
CASINOS & GAMING-1.1%
     47,850   International Game Technology                             1,708,245
                                                                   --------------
COMMUNICATIONS EQUIPMENT-1.2%
     42,050   Foundry Networks, Inc.*                                   1,150,488
     38,025   Polycom, Inc.*                                              742,248
                                                                   --------------
                                                                        1,892,736
                                                                   --------------

[SIDENOTE]

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

AU  Australia
AT  Austria
BD  Bermuda
BE  Belgium
BR  Brazil
CA  Canada
CI  Channel Islands
CN  China
DE  Denmark
FI  Finland
FR  France
GE  Germany
GR  Greece
HK  Hong Kong
ID  Indonesia
IE  Ireland
IN  India
IS  Israel
IT  Italy
JA  Japan
KR  South Korea
LU  Luxembourg
MA  Malaysia
NE  Netherlands
NW  Norway
PT  Portugal
PU  Puerto Rico
SA  South Africa
SG  Singapore
SP  Spain
SW  Sweden
SZ  Switzerland
TH  Thailand
TW  Taiwan
UK  United Kingdom
VI  Virgin Islands

SHARES                                                               MARKET VALUE
---------------------------------------------------------------------------------
COMPUTER & ELECTRONICS RETAIL-1.0%
     31,425   Best Buy Company, Inc.                               $    1,641,642
                                                                   --------------
COMPUTER STORAGE & PERIPHERALS-2.2%
    136,675   Maxtor Corporation*                                       1,517,093
     39,600   QLogic Corporation*                                       2,043,360
                                                                   --------------
                                                                        3,560,453
                                                                   --------------
CONSUMER ELECTRONICS-0.7%
     15,475   Harman International Industries, Inc.                     1,144,841
                                                                   --------------
DATA PROCESSING & OUTSOURCED SERVICES-3.4%
     47,635   Affiliated Computer Services, Inc. Class A*               2,594,202
     73,000   Fiserv, Inc.*                                             2,884,230
                                                                   --------------
                                                                        5,478,432
                                                                   --------------
DIVERSIFIED COMMERCIAL SERVICES-3.8%
     10,075   Apollo Group, Inc. Class A*                                 685,100
     92,439   ARAMARK Corporation Class B                               2,534,677
     54,049   Corinthian Colleges, Inc.*                                3,002,962
                                                                   --------------
                                                                        6,222,739
                                                                   --------------
ELECTRONIC EQUIPMENT MANUFACTURERS-2.2%
    166,500   Symbol Technologies, Inc.                                 2,812,185
     23,575   Waters Corporation*                                         781,747
                                                                   --------------
                                                                        3,593,932
                                                                   --------------
EMPLOYMENT SERVICES-1.1%
     39,200   Manpower, Inc.                                            1,845,536
                                                                   --------------
EXCHANGE TRADED FUNDS-4.1%
     34,100   Internet Architecture HOLDRS Trust                        1,227,941
     17,300   Internet HOLDRS Trust                                       868,287
     29,575   iShares Goldman Sachs Networking Index Fund*                816,566
     32,400   iShares Goldman Sachs Software Index Fund*                1,223,424
     41,225   iShares Russell 2000 Growth Fund                          2,442,581
                                                                   --------------
                                                                        6,578,799
                                                                   --------------
FOOD DISTRIBUTORS-0.9%
     37,150   Sysco Corporation                                         1,383,095
                                                                   --------------
FOOD RETAIL-0.9%
     20,750   Whole Foods Market, Inc.*                                 1,392,948
                                                                   --------------
GENERAL MERCHANDISE STORES-1.1%
     60,175   Dollar Tree Stores, Inc.*                                 1,808,861
                                                                   --------------
HEALTHCARE DISTRIBUTORS-0.4%
     10,900   Patterson Dental Company*                                   699,344
                                                                   --------------

* NON-INCOME PRODUCING.

  HOLDRS - HOLDING COMPANY DEPOSITARY RECEIPTS

  SEE NOTES TO FINANCIAL STATEMENTS.

SHARES                                                               MARKET VALUE
---------------------------------------------------------------------------------
HEALTHCARE EQUIPMENT-4.0%
     43,875   Biomet, Inc.                                         $    1,597,489
     32,900   Boston Scientific Corporation*                            1,209,404
     44,987   DENTSPLY International, Inc.                              2,032,063
     28,025   St. Jude Medical, Inc.*                                   1,719,334
                                                                   --------------
                                                                        6,558,290
                                                                   --------------
HEALTHCARE SERVICES-1.3%
     31,400   Caremark Rx, Inc.*                                          795,362
     18,750   Express Scripts, Inc. Class A*                            1,245,563
                                                                   --------------
                                                                        2,040,925
                                                                   --------------
HOME ENTERTAINMENT SOFTWARE-0.6%
     50,625   Activision, Inc.*                                           921,375
                                                                   --------------
HOME FURNISHINGS-1.3%
     32,150   Leggett & Platt, Inc.                                       695,405
     19,075   Mohawk Industries, Inc.*                                  1,345,551
                                                                   --------------
                                                                        2,040,956
                                                                   --------------
HOMEBUILDING-0.5%
      9,175   Lennar Corporation Class A                                  880,800
                                                                   --------------
HOTELS, RESORTS & CRUISE LINES-1.0%
     95,625   Hilton Hotels Corporation                                 1,638,056
                                                                   --------------
INDUSTRIAL CONGLOMERATES-1.8%
     32,130   Danaher Corporation                                       2,947,927
                                                                   --------------
INDUSTRIAL GASES-0.8%
     32,775   Praxair, Inc.                                             1,252,005
                                                                   --------------
INVESTMENT BANKING & BROKERAGE-1.8%
    205,000   Ameritrade Holding Corporation*                           2,884,350
                                                                   --------------
LEISURE FACILITIES-0.9%
     43,300   Royal Caribbean Cruises Limited                           1,506,407
                                                                   --------------
MANAGED HEALTHCARE-2.4%
     16,225   Anthem, Inc.*                                             1,216,875
     15,000   PacifiCare Health Systems, Inc.*                          1,014,000
     18,000   WellPoint Health Networks, Inc.*                          1,745,820
                                                                   --------------
                                                                        3,976,695
                                                                   --------------
METAL & GLASS CONTAINERS-1.0%
     28,225   Ball Corporation                                          1,681,363
                                                                   --------------
OIL & GAS EQUIPMENT & SERVICES-2.9%
     68,225   BJ Services Company*                                      2,449,278
     55,600   Smith International, Inc.*                                2,308,512
                                                                   --------------
                                                                        4,757,790
                                                                   --------------
OIL & GAS EXPLORATION & PRODUCTION-1.6%
     32,801   Apache Corporation                                        2,660,161
                                                                   --------------

SHARES                                                               MARKET VALUE
---------------------------------------------------------------------------------
OTHER DIVERSIFIED FINANCIAL SERVICES-2.2%
     37,775   Ambac Financial Group, Inc.                          $    2,621,207
     41,775   Friedman, Billings, Ramsey Group, Inc.                      964,167
                                                                   --------------
                                                                        3,585,374
                                                                   --------------
PERSONAL PRODUCTS-0.5%
     21,150   Estee Lauder Companies, Inc. Class A                        830,349
                                                                   --------------
PHARMACEUTICALS-5.1%
     73,700   Andrx Corporation*                                        1,771,748
     40,550   Barr Pharmaceuticals, Inc.*                               3,120,323
     30,425   MGI Pharma, Inc.*                                         1,251,989
     46,300   Watson Pharmaceuticals, Inc.*                             2,129,800
                                                                   --------------
                                                                        8,273,860
                                                                   --------------
PROPERTY & CASUALTY INSURANCE-0.8%
     40,275   Infinity Property & Casualty Corporation                  1,331,089
                                                                   --------------
PUBLISHING-3.7%
     66,650   Getty Images, Inc.*                                       3,341,165
     22,875   McClatchy Company Class A                                 1,573,800
     23,600   New York Times Company Class A                            1,127,844
                                                                   --------------
                                                                        6,042,809
                                                                   --------------
RESTAURANTS-1.5%
     72,925   Brinker International, Inc.*                              2,418,193
                                                                   --------------
SEMICONDUCTOR EQUIPMENT-1.5%
     81,800   MKS Instruments, Inc.*                                    2,372,200
                                                                   --------------
SEMICONDUCTORS-5.2%
     65,650   Fairchild Semiconductor Corporation Class A*              1,639,281
     32,450   Intersil Corporation Class A                                806,383
     66,250   Maxim Integrated Products, Inc.                           3,299,250
     29,350   Microchip Technology, Inc.                                  979,116
     76,675   Semtech Corporation*                                      1,742,823
                                                                   --------------
                                                                        8,466,853
                                                                   --------------
SPECIALIZED FINANCE-0.4%
     10,475   Moody's Corporation                                         634,261
                                                                   --------------
SPECIALTY STORES-3.7%
      9,175   AutoZone, Inc.*                                             781,802
     58,875   Bed Bath & Beyond, Inc.*                                  2,552,231
     95,825   Staples, Inc.*                                            2,616,023
                                                                   --------------
                                                                        5,950,056
                                                                   --------------
STEEL-0.8%
     33,675   International Steel Group, Inc.*                          1,311,641
                                                                   --------------
SYSTEMS SOFTWARE-2.2%
     19,600   Adobe Systems, Inc.                                         770,280
     45,550   Macrovision Corporation*                                  1,028,975
     50,750   Symantec Corporation*                                     1,758,488
                                                                   --------------
                                                                        3,557,743
                                                                   --------------

*  NON-INCOME PRODUCING.

   SEE NOTES TO FINANCIAL STATEMENTS.

SHARES                                                               MARKET VALUE
---------------------------------------------------------------------------------
TECHNOLOGY DISTRIBUTORS-1.6%
     44,400   CDW Corporation                                      $    2,564,544
                                                                   --------------
THRIFTS & MORTGAGE FINANCE-1.1%
     46,406   New York Community Bancorp, Inc.                          1,765,748
                                                                   --------------
TRADING COMPANIES & DISTRIBUTORS-1.8%
     58,875   Fastenal Company                                          2,940,218
                                                                   --------------
TRUCKING-1.5%
     92,850   JB Hunt Transport Services, Inc.*                         2,507,879
                                                                   --------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$124,593,270)                                                   149,705,873
                                                                   --------------
COMMON STOCKS (FOREIGN)-5.2%

APPLICATION SOFTWARE-1.9%
    135,100   Amdocs Limited (CI)*                                      3,037,048
                                                                   --------------
IT CONSULTING & OTHER SERVICES-1.0%
     64,825   Accenture Limited Class A ADR (BD)*                       1,706,194
                                                                   --------------
PHARMACEUTICALS-1.9%
     56,000   Teva Pharmaceutical Industries Limited Sponsored
                ADR (IS)                                                3,175,760
                                                                   --------------
THRIFTS & MORTGAGE FINANCE-0.4%
     19,350   Doral Financial Corporation (PU)                            624,618
                                                                   --------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$6,728,305)                                                       8,543,620
                                                                   --------------

PRINCIPAL AMOUNT                                                   AMORTIZED COST
---------------------------------------------------------------------------------
U.S. AGENCY DISCOUNT NOTES-1.8%
$ 2,900,000   Federal National Mortgage Association
              0.75% 1/2/04                                         $    2,899,940
                                                                   --------------
TOTAL U.S. AGENCY DISCOUNT NOTES
(AMORTIZED COST-$2,899,940)                                             2,899,940
                                                                   --------------
TOTAL INVESTMENTS-99.2%
(TOTAL COST-$134,221,515)                                             161,149,433
OTHER ASSETS AND LIABILITIES-0.8%                                       1,265,074
                                                                   --------------
NET ASSETS-100.0%                                                  $  162,414,507
                                                                   ==============

* NON-INCOME PRODUCING.

  ADR - AMERICAN DEPOSITARY RECEIPT

  SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003

ASSETS
Investment securities, at cost                                     $  134,221,515
                                                                   --------------
Investment securities, at market                                      161,149,433
Cash                                                                      110,890
Receivables:
   Investment securities sold                                           5,704,748
   Capital shares sold                                                     27,019
   Dividends                                                               38,808
Other assets                                                               15,139
                                                                   --------------
     Total Assets                                                     167,046,037
                                                                   --------------
LIABILITIES
Payables and other liabilities:
   Investment securities purchased                                      4,191,296
   Capital shares redeemed                                                107,777
   Advisory fees                                                          109,135
   Shareholder servicing fees                                              15,071
   Accounting fees                                                          8,221
   Distribution fees                                                       31,678
   Transfer agency fees                                                    24,445
   Custodian fees                                                             490
   Other                                                                  143,417
                                                                   --------------
     Total Liabilities                                                  4,631,530
                                                                   --------------
Net Assets                                                         $  162,414,507
                                                                   ==============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus)                            $  218,073,564
Accumulated net investment loss                                           (15,164)
Accumulated net realized loss from security transactions              (82,571,811)
Net unrealized appreciation on investments                             26,927,918
                                                                   --------------
     Total                                                         $  162,414,507
                                                                   ==============

SEE NOTES TO FINANCIAL STATEMENTS.

Net Assets--Class A                                                $    1,190,590
Shares Outstanding--Class A                                               338,414
Net Asset Value, Redemption Price Per Share                        $         3.52
Maximum offering price per share (net asset value plus sales
   charge of 5.75% of offering price)                              $         3.73

Net Assets--Class B                                                $    1,586,902
Shares Outstanding--Class B                                               463,226
Net Asset Value, Offering and Redemption Price (excluding
   applicable contingent deferred sales charge) Per Share          $         3.43

Net Assets--Class C                                                $      323,067
Shares Outstanding--Class C                                                95,669
Net Asset Value, Offering and Redemption Price (excluding
   applicable contingent deferred sales charge) Per Share          $         3.38

Net Assets--Class F                                                $  159,160,902
Shares Outstanding--Class F                                            44,456,647
Net Asset Value, Offering and Redemption Price Per Share           $         3.58

Net Assets--Class R                                                $      119,048
Shares Outstanding--Class R                                                33,476
Net Asset Value, Offering and Redemption Price Per Share           $         3.56

Net Assets--Class T                                                $       33,998
Shares Outstanding--Class T                                                10,038
Net Asset Value, Redemption Price Per Share                        $         3.39
Maximum offering price per share (net asset value plus sales
   charge of 4.50% of offering price)                              $         3.55

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended December 31, 2003

INVESTMENT INCOME:
   Dividends                                                       $      615,664
   Interest                                                                37,699
   Foreign taxes withheld                                                  (2,821)
                                                                   --------------
     Total Investment Income                                              650,542
                                                                   --------------
EXPENSES:
   Advisory fees--Note 2                                                1,067,149
   Shareholder servicing fees--Note 2                                     187,467
   Accounting fees--Note 2                                                 79,360
   Distribution fees--Note 2                                              327,456
   Transfer agency fees--Note 2                                           120,174
   Registration fees                                                       75,381
   Postage and mailing expenses                                            25,652
   Custodian fees and expenses--Note 2                                     10,187
   Printing expenses                                                       45,011
   Legal and audit fees                                                    18,276
   Directors' fees and expenses--Note 2                                    29,908
   Other expenses                                                          29,034
                                                                   --------------
     Total Expenses                                                     2,015,055
     Earnings Credits                                                      (2,314)
     Waived Expenses                                                       (1,996)
     Expense Offset to Broker Commissions                                  (3,995)
                                                                   --------------
     Net Expenses                                                       2,006,750
                                                                   --------------
   Net Investment Loss                                                 (1,356,208)
                                                                   --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
SECURITY TRANSACTIONS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain on Security transactions                             20,810,975
Net Change in Unrealized Appreciation/Depreciation of Investments      25,868,151
                                                                   --------------
   Net Realized and Unrealized Gain                                    46,679,126
                                                                   --------------
Net Increase in Net Assets Resulting from Operations               $   45,322,918
                                                                   ==============

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       YEAR ENDED       YEAR ENDED
                                                                        12/31/03         12/31/02
                                                                     -------------    -------------
OPERATIONS
Net Investment Loss                                                  $  (1,356,208)   $  (1,349,450)
Net Realized Gain (Loss)                                                20,810,975      (27,913,078)
Net Change in Unrealized Appreciation / Depreciation                    25,868,151       (1,680,486)
                                                                     -------------    -------------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                                    45,322,918      (30,943,014)
                                                                     -------------    -------------
CAPITAL SHARE TRANSACTIONS
Net Increase (Decrease)--Note 4
   Class A                                                                 542,198           66,609
   Class B                                                                 264,005          150,527
   Class C                                                                 (52,492)          (6,389)
   Class F                                                              24,535,977          620,840
   Class R                                                                   9,780           57,755
   Class T                                                                   5,472            6,135
                                                                     -------------    -------------
Net Increase from Capital Share Transactions                            25,304,940          895,477
                                                                     -------------    -------------
Net Increase (Decrease) in Net Assets                                   70,627,858      (30,047,537)

NET ASSETS
   Beginning of year                                                 $  91,786,649    $ 121,834,186
                                                                     -------------    -------------
   End of year (including accumulated net investment
     loss of $15,164 and $0, respectively)                           $ 162,414,507    $  91,786,649
                                                                     =============    =============

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.


                                                           YEAR ENDED DECEMBER 31,
                                             ---------------------------------------------------
                                               2003          2002          2001          2000
                                             ---------     ---------     ---------     ---------
CLASS A SHARES
Net Asset Value, beginning of year           $    2.58     $    3.44     $    4.38     $    8.68
Income from investment operations:
     Net investment income (loss)                 0.03         (0.04)        (0.06)        (0.02)
     Net realized and unrealized
       gains (losses)on securities                0.91         (0.82)        (0.88)        (2.05)
                                             ---------     ---------     ---------     ---------
         Total from investment
           operations                             0.94         (0.86)        (0.94)        (2.07)
Less dividends and distributions:
     From net investment income                   0.00          0.00          0.00          0.00
     From net realized gains                      0.00          0.00          0.00         (2.23)
                                             ---------     ---------     ---------     ---------
         Total distributions                      0.00          0.00          0.00         (2.23)

Net Asset Value, end of year                 $    3.52     $    2.58     $    3.44     $    4.38
                                             =========     =========     =========     =========
Total return*                                    36.43%       (25.00%)      (21.46%)      (23.40%)

Ratios/Supplemental Data
     Net assets, end of year (000s)          $   1,191     $     476     $     538     $     625
     Net expenses to average net assets#          1.86%         2.15%         2.46%         1.25%
     Gross expenses to average net assets#        1.87%         2.15%         2.47%         1.29%
     Net investment loss to average
       net assets                                (1.38%)       (1.81%)       (1.93%)       (0.74%)
     Portfolio turnover rate@                      160%          216%          214%          226%

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                           YEAR ENDED DECEMBER 31,
                                             ---------------------------------------------------
                                               2003          2002          2001          2000
                                             ---------     ---------     ---------     ---------
CLASS B SHARES
Net Asset Value, beginning of year           $    2.54     $    3.39     $    4.32     $    8.68
Income from investment operations:
     Net investment loss                         (0.03)        (0.05)        (0.05)        (0.04)
     Net realized and unrealized
       gains (losses)on securities                0.92         (0.80)        (0.88)        (2.09)
                                             ---------     ---------     ---------     ---------
         Total from investment
           operations                             0.89         (0.85)        (0.93)        (2.13)
Less dividends and distributions:
     From net investment income                   0.00          0.00          0.00          0.00
     From net realized gains                      0.00          0.00          0.00         (2.23)
                                             ---------     ---------     ---------     ---------
         Total distributions                      0.00          0.00          0.00         (2.23)

Net Asset Value, end of year                 $    3.43     $    2.54     $    3.39     $    4.32
                                             =========     =========     =========     =========
Total return*                                    35.04%       (25.07%)      (21.53%)      (24.14%)

Ratios/Supplemental Data
     Net assets, end of year (000s)          $   1,587     $     969     $   1,138     $   1,047
     Net expenses to average net assets#          2.64%         2.67%         2.58%         1.99%
     Gross expenses to average net assets#        2.65%         2.68%         2.59%         2.04%
     Net investment loss to average
       net assets                                (2.16%)       (2.33%)       (2.06%)       (1.47%)
     Portfolio turnover rate@                      160%          216%          214%          226%

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                           YEAR ENDED DECEMBER 31,
                                             ---------------------------------------------------
                                               2003          2002          2001          2000
                                             ---------     ---------     ---------     ---------
CLASS C SHARES
Net Asset Value, beginning of year           $    2.50     $    3.36     $    4.32     $    8.68
Income from investment operations:
     Net investment loss                         (0.10)        (0.08)        (0.08)        (0.04)
     Net realized and unrealized
       gains (losses)on securities                0.98         (0.78)        (0.88)        (2.09)
                                             ---------     ---------     ---------     ---------
         Total from investment
           operations                             0.88         (0.86)        (0.96)        (2.13)
Less dividends and distributions:
     From net investment income                   0.00          0.00          0.00          0.00
     From net realized gains                      0.00          0.00          0.00         (2.23)
                                             ---------     ---------     ---------     ---------
         Total distributions                      0.00          0.00          0.00         (2.23)

Net Asset Value, end of year                 $    3.38     $    2.50     $    3.36     $    4.32
                                             =========     =========     =========     =========
Total return*                                    35.20%       (25.60%)      (22.22%)      (24.14%)

Ratios/Supplemental Data
     Net assets, end of year (000s)          $     323     $     274     $     380     $     422
     Net expenses to average net assets#,+        2.51%         2.98%         3.93%         2.00%
     Gross expenses to average net
       assets#,+                                  2.51%         2.99%         3.94%         2.04%
     Net investment loss to
       average net assets+                       (2.02%)       (2.65%)       (3.41%)       (1.46%)
     Portfolio turnover rate@                      160%          216%          214%          226%

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

+ Certain fees were reimbursed by the management company for the years ended December 31, 2002 and 2001. Had these fees not been reimbursed, the net expense ratios would have been 3.03% (2002) and 4.24% (2001). The gross expense ratios would have been 3.04% (2002) and 4.25% (2001). The net investment loss ratios would have been (2.70%) (2002) and (3.72%) (2001).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                     YEAR ENDED DECEMBER 31,
                                            ----------------------------------------------------------------------
                                               2003           2002           2001           2000           1999
                                            ----------     ----------     ----------     ----------     ----------
CLASS F SHARES
Net Asset Value, beginning of year          $     2.62     $     3.47     $     4.36     $     8.68     $     7.44
Income from investment operations:
    Net investment income (loss)                  0.02          (0.04)         (0.05)         (0.03)         (0.08)
    Net realized and unrealized gains
      (losses)on securities                       0.94          (0.81)         (0.84)         (2.06)          3.12
                                            ----------     ----------     ----------     ----------     ----------
         Total from investment
           operations                             0.96          (0.85)         (0.89)         (2.09)          3.04
Less dividends and distributions:
    From net investment income                    0.00           0.00           0.00           0.00           0.00^
    From net realized gains                       0.00           0.00           0.00          (2.23)         (1.80)
                                            ----------     ----------     ----------     ----------     ----------
         Total distributions                      0.00           0.00           0.00          (2.23)         (1.80)

Net Asset Value, end of year                $     3.58     $     2.62     $     3.47     $     4.36     $     8.68
                                            ==========     ==========     ==========     ==========     ==========
Total return                                     36.64%        (24.50%)       (20.41%)       (23.69%)       (42.27%)

Ratios/Supplemental Data
    Net assets, end of year (000s)          $  159,161     $   89,970     $  119,708     $  166,365     $  253,385
    Net expenses to average
      net assets#                                 1.50%          1.56%          1.37%          1.36%          1.40%
    Gross expenses to average
      net assets#                                 1.51%          1.56%          1.39%          1.39%          1.42%
    Net investment loss to
      average net assets                         (1.01%)        (1.22%)        (0.84%)        (0.92%)        (0.98%)
    Portfolio turnover rate@                       160%           216%           214%           226%           186%

^ Distributions from net investment income for the year ended December 31, 1999 aggregated less than $0.01 on a per share basis.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                           YEAR ENDED DECEMBER 31,
                                             ---------------------------------------------------
                                               2003          2002          2001          2000
                                             ---------     ---------     ---------     ---------
CLASS R SHARES
Net Asset Value, beginning of year           $    2.61     $    3.48     $    4.39     $    8.68
Income from investment operations:
     Net investment income (loss)                (0.03)        (0.04)         0.01         (0.03)
     Net realized and unrealized
       gains (losses) on securities               0.98         (0.83)        (0.92)        (2.03)
                                             ---------     ---------     ---------     ---------
         Total from investment
           operations                             0.95         (0.87)        (0.91)        (2.06)
Less dividends and distributions:
     From net investment income                   0.00          0.00          0.00          0.00
     From net realized gains                      0.00          0.00          0.00         (2.23)
                                             ---------     ---------     ---------     ---------
         Total distributions                      0.00          0.00          0.00         (2.23)

Net Asset Value, end of year                 $    3.56     $    2.61     $    3.48     $    4.39
                                             =========     =========     =========     =========
Total return                                     36.40%       (25.00%)      (20.73%)      (23.28%)

Ratios/Supplemental Data
     Net assets, end of year (000s)          $     119     $      77     $      49     $       7
     Net expenses to average net assets#,+        1.64%         1.97%         2.89%         1.00%
     Gross expenses to average net
       assets#,+                                  1.64%         1.97%         2.91%         1.03%
     Net investment loss to average
       net assets+                               (1.15%)       (1.63%)       (2.40%)       (0.55%)
     Portfolio turnover rate@                      160%          216%          214%          226%

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

+ Certain fees were reimbursed by the management company for the years ended December 31, 2002 and 2001. Had these fees not been reimbursed, the net expense ratios would have been 3.49% (2002) and 57.53% (2001). The gross expense ratios would have been 3.49% (2002) and 57.54% (2001). The net investment loss ratios would have been (3.15%) (2002) and (57.04%) (2001).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                           YEAR ENDED DECEMBER 31,
                                             ---------------------------------------------------
                                               2003          2002          2001          2000
                                             ---------     ---------     ---------     ---------
CLASS T SHARES
Net Asset Value, beginning of year           $    2.51     $    3.39     $    4.35     $    8.68
Income from investment operations:
     Net investment loss                         (0.02)        (0.06)        (0.11)        (0.02)
     Net realized and unrealized
       gains (losses) on securities               0.90         (0.82)        (0.85)        (2.08)
                                             ---------     ---------     ---------     ---------
         Total from investment
           operations                             0.88         (0.88)        (0.96)        (2.10)
Less dividends and distributions:
     From net investment income                   0.00          0.00          0.00          0.00
     From net realized gains                      0.00          0.00          0.00         (2.23)
                                             ---------     ---------     ---------     ---------
         Total distributions                      0.00          0.00          0.00         (2.23)

Net Asset Value, end of year                 $    3.39     $    2.51     $    3.39     $    4.35
                                             =========     =========     =========     =========
Total return*                                    35.06%       (25.96%)      (22.07%)      (23.80%)

Ratios/Supplemental Data
     Net assets, end of year (000s)          $      34     $      20     $      20     $      29
     Net expenses to average net assets#,+        2.76%         3.63%         3.11%         1.50%
     Gross expenses to average net
       assets#,+                                  2.76%         3.64%         3.13%         1.55%
     Net investment loss to average
       net assets+                               (2.27%)       (3.29%)       (2.57%)       (0.98%)
     Portfolio turnover rate@                      160%          216%          214%          226%

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions, waivers, and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements, waivers, and earnings credits divided by its average net assets for the stated period.

+ Certain fees were reimbursed by the management company for the years ended December 31, 2002 and 2001. Had these fees not been reimbursed, the net expense ratios would have been 10.29% (2002) and 28.89% (2001). The gross expense ratios would have been 10.30% (2002) and 28.91% (2001). The net investment loss ratios would have been (9.95%) (2002) and (28.35%) (2001).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2003


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Ten series of shares are currently issued: Balanced, Discovery, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Mid-Cap Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATIONS--An equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of Nasdaq and foreign securities for which an official closing price is provided, at the official closing price. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars.

    Debt securities are valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company's board of directors or, if such prices are not available, at the mean of the bid and asked quotations obtained from securities dealers. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region. The Fund amortizes premiums and discounts on all fixed-income securities.

   If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded, and it is determined that the event has materially affected the value of the security.

   SECURITY TRANSACTIONS--Security transactions are accounted for as of the date the securities are purchased or sold (trade date). Net realized gains and losses are determined on the basis of identified cost, which is also used for federal income tax purposes.

   FOREIGN SECURITIES AND CURRENCY TRANSACTIONS--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund may invest at least a portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract, if any, is recorded as foreign currency gain or loss and would be presented as such in the Statement of Operations.

   Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

   FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

   INVESTMENT INCOME--Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends (if any) and capital gains (if any) annually. Dividends and distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

   EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.

   The Company's board of directors has authorized the payment of certain Fund expenses with commissions of Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. FEES AND TRANSACTIONS WITH AFFILIATES

ADVISORY FEES--Founders Asset Management LLC ("Founders") serves as investment adviser to the Fund. Founders is an indirect wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.

   In accordance with an investment advisory agreement between the Company and Founders, the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1.00% of the first $30 million of net assets, 0.75% of the next $270 million of net assets, 0.70% of the next $200 million of net assets, and 0.65% of net assets in excess of $500 million.

   SHAREHOLDER SERVICING AND TRANSFER AGENCY FEES FOR CLASS F SHARES--The Company has a shareholder services agreement with Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus", an affiliate of Founders), whereby the Funds have agreed to compensate DSC for providing certain shareholder servicing functions to holders of Class F shares. During the period from May 1, 2003 through December 31, 2003, the Fund paid DSC a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account considered to be an open account at any time during a given month. Prior to May 1, 2003, the Company had a shareholder services agreement with Founders whereby the Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account considered to be an open account at any time during a given month. During the year ended December 31, 2003, Class F shares were charged $116,874 and $65,407, respectively, pursuant to these shareholder services agreements.

   Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for all of the Fund's share classes. With the exception of out-of-pocket charges, the fees charged by DTI with respect to the Fund's Class F shares are paid by DSC. The out-of-pocket charges from DTI are paid by the Fund. Prior to May 1, 2003, Investors Trust Company ("ITC") was the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC were paid by Founders. The out-of-pocket charges from ITC were paid by the Fund. During the year ended December 31, 2003, Class F shares were charged $43,721 and $23,773, respectively, for out-of-pocket transfer agent charges.

   TRANSFER AGENCY FEES FOR CLASS A, CLASS B, CLASS C, CLASS R, AND CLASS T SHARES--The fees charged by DTI with respect to the Fund's Class A, B, C, R, and T shares are paid by the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $12.23 to $12.84, per shareholder account considered to be an open account at any time during a given month, plus out-of-pocket charges. Class-specific transfer agency fees paid to DTI during the year ended December 31, 2003 were as follows:

                                                                      TRANSFER
                                                                    AGENCY FEES
                                                                   -------------
Class A                                                               $ 3,179
Class B                                                               $ 6,585
Class C                                                               $ 1,404
Class R                                                               $   549
Class T                                                               $   324

   DISTRIBUTION AND SHAREHOLDER SERVICES PLANS--DSC also is the distributor of the Fund's shares. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing or servicing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year ended December 31, 2003, Class F shares were charged $316,409 pursuant to this Distribution Plan.

   The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under this plan, the Fund pays DSC a fee for distributing its Class B and C shares at the annual rate of 0.75% of the value of the average daily net assets of its Class B and C shares, respectively, and pays DSC a fee for distributing its Class T shares at the annual rate of 0.25% of the average daily net assets of its Class T shares.

   In addition, the Fund has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay DSC an annual fee of 0.25% of the value of their average daily net assets for the provision of certain services.

   Distribution and shareholder servicing fees paid to DSC by the Fund's Class A, B, C, and T shares for the year ended December 31, 2003, were as follows:

                                             DISTRIBUTION     SHAREHOLDER
                                                 FEES        SERVICING FEES
                                             ------------    --------------
Class A                                           N/A           $ 1,458
Class B                                         $ 8,578         $ 2,859
Class C                                         $ 2,401         $   801
Class T                                         $    68         $    68

   During the year ended December 31, 2003, DSC retained $572 and $33 in sales commissions from the sales of Class A and Class T shares, respectively. DSC also retained $2,629 and $269 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively.

   FUND ACCOUNTING AND ADMINISTRATIVE SERVICES FEES--The Funds have agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is computed at the annual rate of 0.06% of the average daily net assets of the Fund on the first $500 million, 0.04% of the average daily net assets of the Fund on the next $500 million, and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services.

   CUSTODIAN FEES--Mellon Bank N.A., a wholly-owned subsidiary of Mellon Financial Corporation, serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian. The custodian has also agreed to a fee waiver for the Funds during the time periods and in the amounts set forth below:

                       TIME PERIOD       AMOUNT OF WAIVER
                       -----------       ----------------
                    9/1/02 to 8/31/03       $ 100,000
                    9/1/03 to 8/31/04       $ 150,000
                    9/1/04 to 8/31/05       $ 200,000
                    9/1/05 to 8/31/06       $ 200,000

   The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2003, the Fund's portion of the fee waiver was $1,996. The amount paid to Mellon was reduced by this fee waiver amount.

   DIRECTORS COMPENSATION--The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Other Liabilities on the Statement of Assets and Liabilities. Deferral of directors' fees under the plan does not affect the net assets of the Fund.

   Certain officers of the Company are also officers and/or directors of Founders. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

   OTHER--During the year ended December 31, 2003, Founders reimbursed the Fund for a trading error, the amount of which was not material to the Fund.

3. FEDERAL TAX INFORMATION

Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sale losses, foreign currency transactions, net operating losses, and capital loss carryovers. Permanent differences identified during the year ended December 31, 2003 have been reclassified among the components of net assets as follows:

         UNDISTRIBUTED NET   UNDISTRIBUTED NET REALIZED
         INVESTMENT INCOME        GAINS AND LOSSES        PAID-IN CAPITAL
         -----------------   --------------------------   ---------------
           $ 1,341,044                 $ 0                  $ (1,341,044)

   The tax components of capital represent distribution requirements the Fund must satisfy under the income tax regulations and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below, if any, as of December 31, 2003, represent capital loss carryovers that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, may be used to offset future net investment income and thereby reduce future ordinary income distributions. These carryovers expire between December 31, 2009 and December 31, 2010. Net capital loss carryovers utilized in 2003 amounted to $17,249,198.

   The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2003 are noted below. The primary difference between book and tax appreciation or depreciation is wash sale loss deferrals.

Accumulated Capital Losses                                        $  82,241,465
Federal Tax Cost                                                  $ 134,551,861
Gross Tax Appreciation of Investments                             $  27,113,453
Gross Tax Depreciation of Investments                             $    (515,881)
Net Tax Appreciation                                              $  26,597,572

4. CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 500 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                             YEAR                              YEAR
                                            ENDED                              ENDED
                                           12/31/03                          12/31/02
                                ------------------------------    ------------------------------
                                    SHARES          AMOUNT           SHARES           AMOUNT
                                -------------    -------------    -------------    -------------
CLASS A
      Sold                            244,735    $     828,175          282,153    $     757,701
      Redeemed                        (90,696)   $    (285,977)        (254,287)   $    (691,092)
      NET INCREASE                    154,039    $     542,198           27,866    $      66,609

CLASS B
      Sold                            145,154    $     449,120          156,797    $     474,952
      Redeemed                        (63,928)   $    (185,115)        (110,190)   $    (324,425)
      NET INCREASE                     81,226    $     264,005           46,607    $     150,527

CLASS C
      Sold                             56,880    $     169,451           29,342    $      92,484
      Redeemed                        (70,756)   $    (221,943)         (32,951)   $     (98,873)
      NET DECREASE                    (13,876)   $     (52,492)          (3,609)   $      (6,389)

CLASS F
      Sold                         19,131,927    $  50,872,801       15,890,407    $  45,272,617
      Redeemed                     (8,999,875)   $ (26,336,824)     (16,090,739)   $ (44,651,777)
      NET INCREASE (DECREASE)      10,132,052    $  24,535,977         (200,332)   $     620,840

CLASS R
      Sold                             15,172    $      45,615           41,636    $     135,210
      Redeemed                        (11,397)   $     (35,835)         (26,128)   $     (77,455)
      NET INCREASE                      3,775    $       9,780           15,508    $      57,755

CLASS T
      Sold                              2,448    $       6,710            4,300    $      13,887
      Redeemed                           (403)   $      (1,238)          (2,324)   $      (7,752)
      NET INCREASE                      2,045    $       5,472            1,976    $       6,135

5.  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the year ended December 31, 2003 were $227,564,229 and $204,928,042, respectively.

6.  LINE OF CREDIT

The Company has a line of credit arrangement ("LOC") with State Street Bank and Trust Company, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of

(a) $50 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $50 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2003, the Fund did not have any borrowings under the LOC.

7.  LEGAL MATTERS

PFEIFFER V. THE DREYFUS CORPORATION

On December 9, 2003, a purported shareholder in the Dreyfus Premier NexTech Fund brought an action against Dreyfus seeking to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to the Dreyfus Founders Funds (other than Dreyfus Founders Money Market Fund) and two Dreyfus Premier Funds. Plaintiff claims that the funds were closed to new investors but that Dreyfus nonetheless improperly continued to charge Rule 12b-1 fees for marketing and distribution services in violation of Section 36(b) of the Investment Company Act of 1940 and in breach of its common law fiduciary duties. Plaintiff also seeks to recover a portion of the investment advisory fees charged to the closed funds while Dreyfus was "in breach of its fiduciary duties" and to enjoin Dreyfus from collecting additional 12b-1 fees from those funds, as well as an award of attorneys' fees and litigation expenses.

HAYS V. MELLON FINANCIAL CORP., ET AL.

On January 30, 2004, a purported shareholder in the Dreyfus Disciplined Stock Fund filed a class action against Mellon Financial Corporation, Mellon Bank, Dreyfus, Founders, and the directors of the Dreyfus Founders Funds and all or substantially all of the Dreyfus Funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of Sections 34(b), 36(b), and 48(a) of the Investment Company Act of 1940, Section 215 of the Investment Advisers Act of 1940, and common law claims. The action seeks to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to various funds for marketing and distribution services. More specifically, the Plaintiff claims, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus and Dreyfus Founders Funds over other funds, and that such payments were not disclosed to investors. In addition, Plaintiff asserts that economies of scale and soft-dollar benefits were not passed on to investors. Plaintiff further alleges that 12b-1 fees charged to certain funds that were closed to new investors were also improper. The complaint seeks compensatory and punitive damages, rescission of the advisory contracts, an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses.

These actions will be defended vigorously, and management of the Fund believes they are without merit.

REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.


In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Mid-Cap Growth Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP


Denver, Colorado
February 12, 2004

YOUR BOARD REPRESENTATIVES
(UNAUDITED)

The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below along with the year in which they joined the Board in parentheses, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 75, resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

DIRECTORS

EUGENE H. VAUGHAN, CFA, 70. Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan Nelson Investment Management, LP, an investment counseling firm. Director, Encore Bank. Director, Greater Houston Partnership, and Chairman, Center for Houston's Future, both of which are non-profit organizations. Founding Chairman and former Governor, Association for Investment Management and Research. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation. (1970)

ALAN S. DANSON, 64. Private investor. Formerly, President and Director, D.H. Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Formerly, Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service (1996 to 1999). Director, CaseShare Systems, LLP, a document management company. Director, Gore Range Natural Science School and The Les Streeter Programs, Inc., both of which are non-profit organizations. (1991)

JOAN D. MANLEY, 71. Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. (1960 to 1984). Director, Sara Lee Corporation and Moore Wallace Corporation, a printing company. (1998)

ROBERT P. MASTROVITA, 59. Private Investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy. (1998)

TRYGVE E. MYHREN, 67. President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Meguntucook Funds, a venture capital firm (1998 to Present). Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and Communications Corporation (now Time Warner cable) (1981 to 1988). Director, Advanced Marketing Services, Inc. Trustee and Chairman of Finance Committee, the University of Denver. Trustee, U.S. Ski and Snowboard Team Foundation and the Denver Art Museum. (1996)

GEORGE W. PHILLIPS, 65. Retired. Vice Chairman of the Board, Chairman of the Finance Committee, and Chairman of the Investment Committee, Children's Medical Center of Boston. Formerly, President and Chief Executive Officer of Warren Bancorp, Inc. and Warren Five Cents Savings Bank (1992 to 1997). (1998)

JAY A. PRECOURT, 66. Chairman, CEO, and Director, Scissor Tail Energy, LLC (2000 to present). Managing General Partner, Precourt Interests, Ltd., an energy and investments company (1995 to present). President, Skylark Enterprises, Inc., a ranching and real estate business. Formerly, President, CEO, Vice Chairman and Director, Tejas Energy, LLC and predecessor companies (1987 to 1999). Director, Halliburton Company, an energy services company. Director, The Timken Company, a manufacturing company. Director, Apache Corporation, an oil and gas company. Chairman and Director, Hermes Consolidated, Inc., an energy transportation and crude oil refining company. (1983)

PRINCIPAL OFFICERS

RICHARD W. SABO, 46. President of the Funds since 2000 and Principal Executive Officer of the Funds since 2002. Founders' President and Chief Executive Officer, Member of Founders' Board of Managers and Director of Dreyfus (1998 to present). Executive Vice President of DSC since 2003. Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 46. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President-Administration and Treasurer. Vice President of DSC since 2003. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 48. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President-Legal, General Counsel and Secretary. Assistant Secretary of DSC since 2003. Employed by Founders and its predecessor company since 1996.

ROBERT T. KELLY, 34. Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Funds since 2003. Founders' Vice President of Portfolio Accounting since 2000. Formerly, Assistant Treasurer of the Funds (2000 to 2003), and Head of Equity Desk for ABN Amro Trust Company (Cayman) Limited (1998 to 2000).

WILLIAM G. GERMENIS, 33. Anti-Money Laundering Compliance Officer for the Class A, Class B, Class C, Class R, and Class T shares of the Funds since 2002 and for the Class F shares of the Funds since 2003. Vice President of MBSC, LLC since 2002. Vice President and Anti-Money Laundering Compliance Officer of DSC and Anti-Money Laundering Compliance Officer of investment companies managed by Dreyfus. Employed by DSC since 1998.

The directors and officers may be contacted at Founders' address appearing on the back cover, except for Mr. Germenis who can be contacted at 200 Park Avenue, New York, New York 10166.

                              For More Information


                                        DREYFUS FOUNDERS
                                        MID-CAP GROWTH FUND
                                        200 Park Avenue
                                        New York, NY  10166

                                        MANAGER

                                        Founders Asset Management LLC
                                        210 University Boulevard, Suite 800
                                        Denver, CO  80206

                                        TRANSFER AGENT &
                                        DIVIDEND DISBURSING AGENT
To obtain information:
---------------------------------       Dreyfus Transfer, Inc.
BY TELEPHONE                    |       200 Park Avenue
Call your financial             |       New York, NY  10166
representative or               |
1-800-554-4611                  |
                                |       DISTRIBUTOR
BY MAIL  Write to:              |
Dreyfus Founders Funds          |       Dreyfus Service Corporation
144 Glenn Curtiss Boulevard     |       200 Park Avenue
Uniondale, NY  11556-0144       |       New York, NY 10166







Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(C)2004 Dreyfus Service Corporation                                    291AR1203

        Dreyfus Founders
        Passport Fund




        ANNUAL REPORT     December 31, 2003



[GRAPHIC]








                                                YOU, YOUR ADVISOR AND
                                                (R) DREYFUS LOGO
                                                A MELLON FINANCIAL COMPANY (SM)

TABLE OF CONTENTS

Management Overview                              3

Statement of Investments                        10

Statement of Assets and Liabilities             18

Statement of Operations                         20

Statements of Changes in Net Assets             21

Financial Highlights                            22

Notes to Financial Statements                   28

Report of Independent Auditors                  37

Your Board Representatives                      38




The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. Companies appearing in bold print on pages 3-9 were owned by the Fund on December 31, 2003. The amounts of these holdings are included in the Statement of Investments.

   - NOT FDIC-INSURED    - NOT BANK-GUARANTEED    - MAY LOSE VALUE

MANAGEMENT OVERVIEW

[PHOTO OF TRACY STOUFFER]

A DISCUSSION WITH PORTFOLIO MANAGER TRACY STOUFFER, CFA

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2003?

Dreyfus Founders Passport Fund had a very impressive year, significantly outperforming its international small-cap benchmark, the Morgan Stanley Capital International (MSCI) World ex U.S. Small Cap Index, which returned 61.81% for the period. The Fund also bested the large-cap MSCI World ex U.S. Index, which returned 39.42% for the year.

WHAT DYNAMICS AFFECTED INTERNATIONAL SMALL-CAP STOCKS DURING THE YEAR?

Uncertainty plagued the year's opening, due in large part to the impending conflict in Iraq. Corporate spending remained sluggish and consumer spending proved to be the main driver. However as the Iraqi conflict moved toward a resolution, investors regained confidence in an emerging economic recovery and began increasing their risk appetite.

   2003 saw the global stock markets experiencing their first broad-based rally in four years. Several factors revived the markets after their

[SIDENOTE]

"THERE WERE NUMEROUS COMPELLING GROWTH OPPORTUNITIES DURING THE YEAR, MOST OF WHICH REVOLVED AROUND THE ASIAN GROWTH STORY, WITH CHINA AS THE GREAT GROWTH ENGINE OF 2003 CAUSING A SURGE IN COMMODITY PRICES".

three-year lull: a global easing of interest rates, improved corporate earnings spurred by cost-cutting measures and debt reduction, and the emergence of China as a secondary growth engine for the world. While the developed markets achieved impressive gains, the rally was most pronounced in the emerging markets sector. Unlike its small-cap benchmark, the Fund benefited from exposure in the emerging markets, maintaining about a 22% weighting in the emerging markets throughout the year, garnering bountiful gains specifically from Asia and Latin America.

WHAT FACTORS BENEFITED FUND PERFORMANCE DURING THE PERIOD?

There were numerous compelling growth opportunities during the year, most of which revolved around the Asian growth story, with China as the great growth engine of 2003 causing a surge in commodity prices. As a result, commodity companies around the world profited from China's increasing demand for metal and other raw materials. Japanese heavy equipment manufacturers benefited from the building boom in China, as they were a large supplier of construction equipment.

[SIDENOTE]

PERFORMANCE HIGHLIGHTS

- 2003 saw the global stock markets experiencing their first broad-based rally in four years.

- The Fund significantly outperformed its benchmarks for the year.

- The Fund's holdings in numerous Asian domestic engineering and construction companies reaped the benefits of a tremendous infrastructure boom throughout Asia.

- The Fund's large weighting in Japan was the principal contributor to performance for the period, as after years of restructuring, the Japanese economy was finally poised to benefit from some improvement.

- The Fund's overweight positions in Israel and Taiwan, and its underweight position in Canada dampened relative returns for the period.

   A tremendous infrastructure expansion continued to evolve throughout Asia in 2003. In the industrials sector, numerous Asian domestic engineering and construction companies reaped the benefits of this growth, posting excellent returns. The Fund was well positioned to garner the gains seen in this sector.

   The Fund's large weighting in Japan was the principal contributor to performance for the period. After years of restructuring, the Japanese economy was finally poised to benefit from some improvement. The recovery has largely presented itself in Japan's small-capitalization stocks, which far outperformed the country's large-cap issues. For example, the JASDAQ(1) exchange, similar to the United States' Nasdaq, was up 77% for 2003, while the Topix Small Cap Index(2) saw a gain of 36% for the same period. These smaller companies have been better positioned to restructure for profitability as they do not participate in the common practice of holding shares in other institutions. This cross-share holding practice has proven to be a burden to large Japanese companies' restructuring efforts.

[SIDENOTE]

LARGEST EQUITY HOLDINGS (country of origin; ticker symbol)

 1.  Fast Search & Transfer ASA  (Norway; FAST)                 1.40%
 2.  Andritz AG  (Austria; ANDR)                                1.35%
 3.  SBS Broadcasting SA  (Luxembourg; SBTV)                    1.26%
 4.  Siemens India Limited  (India; SIEI)                       1.25%
 5.  Fullcast Company Limited  (Japan; 4848)                    1.18%
 6.  ABB Limited  (India; ABB)                                  1.18%
 7.  Jeronimo Martins SGPS SA  (Portugal; JMT)                  1.16%
 8.  Kemira Oyj  (Finland; KRA)                                 1.15%
 9.  JGC Corporation  (Japan; 1963)                             1.12%
10.  Grande Holdings Limited  (Hong Kong; 186)                  1.10%

   Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.


----------
(1) The JASDAQ market is the Japanese share trading market geared to small and medium companies and mid-size ventures.

(2) The Topix Small Cap Index is a capitalization-weighted index designed to measure the performance of the stocks not included in the larger-cap Topix 500 Index that are listed on the First Section of the Tokyo Stock Exchange.

   Although Japan still represented the Fund's largest country weighting at year-end, we began to pare back holdings as we felt earnings momentum for restructuring stocks was peaking for the near term. We instead added positions in India, whose domestic economy is booming due to a good monsoon season and its growing status as a business processing outsourcing

[SIDENOTE]

[CHART]

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Passport Fund on 12/31/93 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

     The MSCI World ex U.S. Index is an average of the performance of selected securities listed on the stock exchanges of Europe, Canada, Australia, New Zealand, and the Far East. Total return figures for this index assume change in share price and reinvestment of dividends after the deduction of local taxes, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

market. Indian construction and engineering firms have profited from energy and other civil infrastructure projects. These factors have assisted the country's burgeoning economy and the success of its stock market over the past year. Fund holdings involved in Indian infrastructure and domestic demand were strong contributors to the Fund's annual return.

   Examining the effect individual holdings had on Fund performance, it becomes obvious that 2003 was also the year in which Internet companies possessing valid business models became profitable. The Fund's best

[SIDENOTE]

   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03

                                          1        5      10       SINCE
CLASS  (INCEPTION DATE)                 YEAR     YEARS   YEARS   INCEPTION
--------------------------------------------------------------------------
CLASS A SHARES  (12/31/99)
        With sales charge (5.75%)      64.81%     --      --       (9.66%)
        Without sales charge           74.94%     --      --       (8.31%)
CLASS B SHARES  (12/31/99)
        With redemption*               69.46%     --      --       (9.63%)
        Without redemption             73.46%     --      --       (9.02%)
CLASS C SHARES  (12/31/99)
        With redemption**              72.52%     --      --       (9.07%)
        Without redemption             73.52%     --      --       (9.07%)
CLASS F SHARES  (11/16/93)             75.15%   5.79%   7.33%       7.79%
CLASS R SHARES  (12/31/99)             75.60%     --      --       (9.00%)
CLASS T SHARES  (12/31/99)
        With sales charge (4.50%)      66.26%     --      --      (10.22%)
        Without sales charge           74.08%     --      --       (9.18%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, expense limitations, and adjustments for financial statement purposes. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. There are risks associated with small-cap investments such as limited product lines, less liquidity, and small market share. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

   *The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

   **The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

example of this, as well as its best performer, was lastminute.com PLC, a British-based web company offering last minute entertainment and vacation opportunities. Filling a niche in the online travel market, lastminute.com has been very successful, offering more flexibility than traditional travel arrangement sources.

   Thai-based Italian-Thai Development, a designer and constructor of civil engineering projects, was the Fund's second best performing stock for the year. The company was well positioned to gain from the Thai government's push for infrastructure projects during the year.

   The Fund also benefited from participation in initial public offerings (IPOs) over the period.

   Direct Fund exposure to the local markets in China was minimal as the Fund mainly invested in companies outside the country that benefited from its growth. As most of the Chinese markets did not fare as well as the majority of world regions in 2003, this positioning proved to be beneficial

[SIDENOTE]

PORTFOLIO COMPOSITION

[CHART]

Japan                   13.63%
India                   11.94%
Hong Kong                8.89%
Canada                   6.80%
United Kingdom           6.74%
Thailand                 5.38%
Sweden                   5.31%
Germany                  4.38%
Other Countries         34.86%
Cash & Equivalents       2.07%

     The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio manager and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

to Fund performance. Many local Chinese companies are poorly run former government-owned institutions, and there is an abundance of highly speculative investment in China. The Chinese government, however, is gradually trying to improve the Chinese corporate culture.

WHAT FACTORS NEGATIVELY IMPACTED FUND PERFORMANCE?

The Fund's overweight positions in Israel and Taiwan, and its underweight position in Canada, dampened relative returns for the period. Poor stock selection in the Taiwanese market also produced a drag on overall Fund performance. Additionally, the Fund's average cash allocation of 5.90% produced a negative effect on Fund performance as compared to the fully invested Indexes.

   When looking at holdings that underperformed, there are two companies that stand out: M-Systems Flash Disk Pioneers Limited, a developer, manufacturer and marketer of data storage products, and TOMRA Systems ASA, a Norwegian manufacturer of vending machines for recycling beverage containers. M-Systems' earnings came in below expectations and ongoing delays in the German recycling market's regulatory environment led to TOMRA's sluggish performance. The Fund's positions in both companies were liquidated.

As we enter 2004, our strategy remains constant: we remain committed to our fundamental-based investment strategy to seek international small-capitalization companies with the strongest growth potential.


/s/ Tracy P. Stouffer


Tracy Stouffer, CFA
Portfolio Manager

STATEMENT OF INVESTMENTS
December 31, 2003

SHARES                                                                                     MARKET VALUE
-------------------------------------------------------------------------------------------------------
COMMON STOCKS (FOREIGN)-94.2%
ADVERTISING-1.6%
      10,875   Ipsos (FR)                                                               $     1,015,072
      23,800   LG Ad, Inc. (KR)                                                                 417,474
      38,070   Phoenix Communications, Inc. (KR)*                                               686,953
                                                                                        ---------------
                                                                                              2,119,499
                                                                                        ---------------
AGRICULTURAL PRODUCTS-0.8%
      97,900   Agricore United (CA)                                                             689,383
     592,800   Univanich Palm Oil Public Company Limited NVDR Shares (TH)*                      460,057
                                                                                        ---------------
                                                                                              1,149,440
                                                                                        ---------------
AIR FREIGHT & LOGISTICS-0.7%
   2,112,000   Goodpack Limited (SG)                                                          1,013,531
                                                                                        ---------------
ALTERNATIVE CARRIERS-0.8%
     312,875   QSC AG (GE)*                                                                   1,124,740
                                                                                        ---------------
APPAREL, ACCESSORIES & LUXURY GOODS-1.0%
      51,925   Hockey Company Holdings, Inc. 144A (CA)*,+                                       602,704
     291,875   Titan Industries Limited (IN)                                                    827,166
                                                                                        ---------------
                                                                                              1,429,870
                                                                                        ---------------
APPLICATION SOFTWARE-2.5%
     184,450   Aldata Solution Oyj (FI)*                                                        451,353
     679,452   Intec Telecom Systems PLC (UK)*                                                  719,227
      56,850   Mphasis BFL Limited (IN)                                                         946,981
      77,546   Subex Systems Limited (IN)                                                       678,666
     395,575   Telelogic AB (SW)*                                                               632,234
                                                                                        ---------------
                                                                                              3,428,461
                                                                                        ---------------
ASSET MANAGEMENT & CUSTODY BANKS-0.5%
      18,800   AWD Holding AG (GE)                                                              652,593
                                                                                        ---------------

[SIDENOTE]

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

AU   Australia
AT   Austria
BD   Bermuda
BE   Belgium
BR   Brazil
CA   Canada
CI   Channel Islands
CN   China
DE   Denmark
FI   Finland
FR   France
GE   Germany
GR   Greece
HK   Hong Kong
ID   Indonesia
IE   Ireland
IN   India
IS   Israel
IT   Italy
JA   Japan
KR   South Korea
LU   Luxembourg
MA   Malaysia
NE   Netherlands
NW   Norway
PT   Portugal
PU   Puerto Rico
SA   South Africa
SG   Singapore
SP   Spain
SW   Sweden
SZ   Switzerland
TH   Thailand
TW   Taiwan
UK   United Kngdom
VI   Virgin Islands

SHARES                                                                                     MARKET VALUE
-------------------------------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT-1.3%
     197,200   Aapico Hitech Public Company Limited Foreign Shares (TH)                 $       776,408
      63,725   Decoma International, Inc. Class A (CA)                                          654,854
      44,000   Suncall Corporation (JA)                                                         351,442
                                                                                        ---------------
                                                                                              1,782,704
                                                                                        ---------------
AUTOMOBILE MANUFACTURERS-0.7%
     114,300   Mahindra & Mahindra Limited (IN)                                                 974,650
                                                                                        ---------------
BIOTECHNOLOGY-0.5%
      27,100   Q-Med AB (SW)*                                                                   642,162
                                                                                        ---------------
BROADCASTING & CABLE TV-2.0%
     166,975   Balaji Telefilms Limited (IN)                                                    367,071
     110,000   Naspers Limited (SA)                                                             684,225
      52,300   SBS Broadcasting SA (LU)*                                                      1,704,980
                                                                                        ---------------
                                                                                              2,756,276
                                                                                        ---------------
BUILDING PRODUCTS-0.4%
   2,082,500   PT Asahimas Flat Glass Tbk (ID)                                                  488,327
                                                                                        ---------------
COMMERCIAL PRINTING-0.5%
   1,504,000   Next Media Limited (HK)*                                                         711,938
                                                                                        ---------------
COMMUNICATIONS EQUIPMENT-2.8%
      62,800   Alvarion Limited ADR (IS)*                                                       725,340
     268,025   Carphone Warehouse PLC (UK)                                                      707,728
     157,875   ECI Telecom Limited (IS)*                                                        904,624
      33,837   Sirti SPA (IT)                                                                    71,490
     308,100   Tandberg Television ASA (NW)*                                                  1,352,291
                                                                                        ---------------
                                                                                              3,761,473
                                                                                        ---------------
COMPUTER HARDWARE-0.6%
   1,790,000   GES International Limited (SG)                                                   748,337
                                                                                        ---------------
CONSTRUCTION & ENGINEERING-6.2%
     108,050   ABB Limited (IN)                                                               1,595,588
     229,000   Chiyoda Corporation (JA)*                                                      1,406,009
   4,334,000   Guangzhou Shipyard International Company Limited (CN)*                         1,021,590
     146,000   JGC Corporation (JA)                                                           1,523,075
      72,270   Kyeryong Construction Industrial Company Limited (KR)                            679,332
     120,925   Larsen & Toubro Limited (IN)                                                   1,397,694
   1,154,400   TRC Synergy Berhad (MA)                                                          768,587
                                                                                        ---------------
                                                                                              8,391,875
                                                                                        ---------------
CONSTRUCTION MATERIALS-1.2%
   2,312,000   Chia Hsin Cement Greater China Holding Corporation (HK)*                         589,644
   1,000,000   China Resources Cement Holding Limited (HK)*                                     322,016
      41,300   NIBE Industrier AB (SW)                                                          731,832
                                                                                        ---------------
                                                                                              1,643,492
                                                                                        ---------------

* NON-INCOME PRODUCING.

+ SECURITY WAS ACQUIRED PURSUANT TO RULE 144A OF THE SECURITIES ACT OF 1933 AND

  MAY BE DEEMED TO BE RESTRICTED FOR RESALE.

  ADR - AMERICAN DEPOSITARY RECEIPT

  NVDR - NON-VOTING DEPOSITARY RECEIPT

  SEE NOTES TO FINANCIAL STATEMENTS.

SHARES                                                                                     MARKET VALUE
-------------------------------------------------------------------------------------------------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS-0.5%
   2,500,000   First Tractor Company Limited Class H (CN)*                              $       676,233
                                                                                        ---------------
CONSUMER ELECTRONICS-1.4%
   1,162,000   Grande Holdings Limited (HK)                                                   1,489,245
     500,000   Mida Assets Public Company Limited Foreign Shares (TH)*                          350,180
                                                                                        ---------------
                                                                                              1,839,425
                                                                                        ---------------
DATA PROCESSING & OUTSOURCED SERVICES-0.4%
      44,100   Dicom Group PLC (UK)                                                             541,342
                                                                                        ---------------
DIVERSIFIED BANKS-0.9%
   1,565,700   Bank of Ayudhya Public Company Limited Foreign Shares (TH)*                      557,168
   4,585,500   DBS Thai Danu Bank Public Company Limited Foreign Shares (TH)*                   601,794
                                                                                        ---------------
                                                                                              1,158,962
                                                                                        ---------------
DIVERSIFIED CHEMICALS-1.1%
     134,200   Kemira Oyj (FI)                                                                1,557,316
                                                                                        ---------------
DIVERSIFIED COMMERCIAL SERVICES-4.4%
      17,425   Acadomia (FR)                                                                    755,860
         930   Big Group Company Limited (JA)                                                 1,240,926
      92,320   Hexaware Technologies Limited (IN)                                               840,036
     791,425   PHS Group PLC (UK)                                                             1,186,571
      49,575   Sixt AG (GE)                                                                     744,125
       3,597   Telegate AG (GE)*                                                                 39,427
      90,000   Tribal Group PLC (UK)                                                            539,742
      10,200   USS Company Limited (JA)                                                         721,433
                                                                                        ---------------
                                                                                              6,068,120
                                                                                        ---------------
DIVERSIFIED METALS & MINING-5.1%
     183,000   Amerigo Resources Limited (CA)*                                                  283,216
     511,975   Dynatec Corporation (CA)*                                                        697,265
      40,075   Fording Canadian Coal Trust (CA)                                               1,426,488
      27,275   Inmet Mining Corporation (CA)*                                                   368,296
      27,640   Korea Zinc Company Limited (KR)                                                  728,406
     504,850   Mincor Resources NL (AU)                                                         342,349
     853,575   Oxiana Limited (AU)*                                                             675,297
  25,000,000   PT Bumi Resources Tbk (ID)                                                     1,484,120
      64,900   Sumitomo Titanium Corporation (JA)                                               935,621
                                                                                        ---------------
                                                                                              6,941,058
                                                                                        ---------------
ELECTRICAL COMPONENTS & EQUIPMENT-1.2%
      72,025   Siemens India Limited (IN)                                                     1,694,896
                                                                                        ---------------
ELECTRONIC EQUIPMENT MANUFACTURERS-1.2%
   1,130,000   Harbin Power Equipment Company Limited (CN)                                      331,129
     114,400   Micronic Laser Systems AB (SW)*                                                1,327,589
                                                                                        ---------------
                                                                                              1,658,718
                                                                                        ---------------
EMPLOYMENT SERVICES-1.2%
         516   Fullcast Company Limited (JA)                                                  1,598,507
                                                                                        ---------------
EXCHANGE TRADED FUNDS-0.5%
      41,550   iShares MSCI Brazil Index Fund (BR)                                              706,350
                                                                                        ---------------

SHARES                                                                                     MARKET VALUE
-------------------------------------------------------------------------------------------------------
FOOD RETAIL-2.2%
     846,900   Dairy Farm International Holdings Limited (HK)                           $     1,448,199
     118,700   Jeronimo Martins SGPS SA (PT)*                                                 1,566,097
                                                                                        ---------------
                                                                                              3,014,296
                                                                                        ---------------
FOREST PRODUCTS-0.3%
     101,425   Sino-Forest Corporation (CA)*                                                    404,978
                                                                                        ---------------
GAS UTILITIES-0.7%
      24,650   Gujarat Gas Company Limited (IN)                                                 329,567
   1,114,000   Xinao Gas Holdings Limited (CN)*                                                 620,595
                                                                                        ---------------
                                                                                                950,162
                                                                                        ---------------
GENERAL MERCHANDISE STORES-0.6%
      22,500   Ryohin Keikaku Company Limited (JA)                                              760,007
                                                                                        ---------------
HEALTHCARE DISTRIBUTORS-0.5%
     252,350   United Drug PLC (IE)                                                             732,095
                                                                                        ---------------
HEALTHCARE EQUIPMENT-1.0%
      44,000   Carl Zeiss Meditec AG (GE)*                                                      699,294
      13,450   Tecan AG (SZ)                                                                    650,315
                                                                                        ---------------
                                                                                              1,349,609
                                                                                        ---------------
HEALTHCARE FACILITIES-1.0%
     480,948   NHP PLC (UK)                                                                   1,330,227
                                                                                        ---------------
HEALTHCARE SUPPLIES-1.3%
      66,000   Fujirebio, Inc. (JA)                                                             760,567
     378,750   Whatman PLC (UK)                                                               1,050,953
                                                                                        ---------------
                                                                                              1,811,520
                                                                                        ---------------
HEAVY ELECTRICAL EQUIPMENT-0.3%
     760,000   Dongfang Electrical Machinery Company Limited (CN)*                              362,203
                                                                                        ---------------
HOME FURNISHINGS-0.1%
     164,450   Steinhoff International Holdings Limited (SA)                                    188,471
                                                                                        ---------------
HOME IMPROVEMENT RETAIL-0.9%
      49,100   Rona, Inc. (CA)*                                                               1,185,041
                                                                                        ---------------
HOMEBUILDING-1.1%
     123,025   Fleetwood Corporation (AU)                                                       574,710
      19,000   Goldcrest Company Limited (JA)                                                   904,171
                                                                                        ---------------
                                                                                              1,478,881
                                                                                        ---------------
HOTELS, RESORTS & CRUISE LINES-3.7%
     146,360   De Vere Group PLC (UK)                                                         1,069,665
     580,150   Hotel Leelaventure Limited (IN)                                                  790,911
     136,500   Hotel Shilla Company Limited (KR)                                                628,943
       7,100   Pierre & Vacances (FR)                                                           716,448
   3,070,000   Star Cruises Limited (HK)*                                                       890,300
      87,300   Thomas Cook Limited (IN)                                                         880,558
                                                                                        ---------------
                                                                                              4,976,825
                                                                                        ---------------
HYPERMARKETS & SUPER CENTERS-0.8%
     979,600   Siam Makro Public Company Limited Foreign Shares (TH)                          1,137,273
                                                                                        ---------------

* NON-INCOME PRODUCING.

  SEE NOTES TO FINANCIAL STATEMENTS.

SHARES                                                                                     MARKET VALUE
-------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES-0.8%
     130,980   Hanwha Corporation (KR)                                                  $       654,076
     750,000   United Industrial Corporation Limited (SG)                                       370,959
                                                                                        ---------------
                                                                                              1,025,035
                                                                                        ---------------
INDUSTRIAL MACHINERY-3.1%
      38,225   Andritz AG (AT)                                                                1,829,766
      72,750   Bharat Forge Limited (IN)                                                      1,266,288
      67,094   Deutz AG New Shares (GE)*                                                        260,658
     331,000   Ishikawajima-Harima Heavy Industries Company Limited (JA)                        472,548
      25,400   Nidec Tosok Corporation (JA)                                                     356,221
                                                                                        ---------------
                                                                                              4,185,481
                                                                                        ---------------
INTEGRATED OIL & GAS-1.0%
      29,800   PetroKazakhstan, Inc. (CA)*                                                      674,956
     294,700   Picnic Gas & Engineering Public Company Limited Foreign Shares (TH)*             647,079
                                                                                        ---------------
                                                                                              1,322,035
                                                                                        ---------------
INTEGRATED TELECOMMUNICATION SERVICES-1.0%
     137,800   Song Networks Holding AB (SW)*                                                 1,292,719
      52,500   Yangtze Telecom Corporation (CA)*                                                 80,844
                                                                                        ---------------
                                                                                              1,373,563
                                                                                        ---------------
INTERNET SOFTWARE & SERVICES-6.0%
     120,000   Certicom Corporation 144A (CA)*,+                                                254,430
     271,825   Emblaze Systems Limited (IS)*                                                    598,541
     866,000   Fast Search & Transfer ASA (NW)*                                               1,900,493
      18,225   Freenet.de AG (GE)*                                                            1,280,440
         117   Index Corporation (JA)                                                           687,786
          40   Kakaku.com, Inc. (JA)*                                                           285,528
         160   Kakaku.com, Inc. New Shares (JA)*                                                919,660
     366,100   Points International Limited (CA)*                                               283,293
   1,228,075   SwitchCore AB (SW)*                                                              757,808
      47,125   United Internet AG (GE)                                                        1,132,355
                                                                                        ---------------
                                                                                              8,100,334
                                                                                        ---------------
LEISURE PRODUCTS-1.6%
      26,750   Amer Group Limited (FI)                                                        1,159,009
     246,525   lastminute.com PLC (UK)*                                                         981,952
                                                                                        ---------------
                                                                                              2,140,961
                                                                                        ---------------
MARINE-0.5%
       1,000   DS Norden AS (DE)                                                                223,608
      99,400   Shipping Corporation of India (IN)                                               393,570
                                                                                        ---------------
                                                                                                617,178
                                                                                        ---------------
MOVIES & ENTERTAINMENT-0.7%
     250,075   Gameloft.com (FR)*                                                               977,841
                                                                                        ---------------
OFFICE SERVICES & SUPPLIES-0.6%
      21,300   Glory Limited (JA)                                                               785,061
                                                                                        ---------------

SHARES                                                                                     MARKET VALUE
-------------------------------------------------------------------------------------------------------
OIL & GAS DRILLING-1.0%
   2,118,000   China Oilfield Services Limited (CN)                                     $       750,232
     312,100   Crest Petroleum Berhad (MA)                                                      657,053
                                                                                        ---------------
                                                                                              1,407,285
                                                                                        ---------------
OIL & GAS EQUIPMENT & SERVICES-2.1%
      50,000   ProSafe ASA (NW)                                                               1,007,095
     186,000   Scomi Group Berhad (MA)                                                          704,842
      48,700   TGS Nopec Geophysical Company ASA (NW)*                                          666,141
     359,000   Toyo Kanetsu KK (JA)*                                                            445,526
                                                                                        ---------------
                                                                                              2,823,604
                                                                                        ---------------
OIL & GAS EXPLORATION & PRODUCTION-0.6%
     170,675   Lundin Petroleum AB (SW)*                                                        813,608
                                                                                        ---------------
OIL & GAS REFINING, MARKETING, & TRANSPORTATION-2.0%
     413,000   Formosa Petrochemical Corporation (TW)*                                          614,330
      47,000   Golar LNG Limited (NW)*                                                          674,678
     251,175   Indraprastha Gas Limited (IN)*                                                   816,697
   3,110,000   PT Perusahaan Gas Negara 144A (ID)*,+                                            572,336
                                                                                        ---------------
                                                                                              2,678,041
                                                                                        ---------------
OTHER DIVERSIFIED FINANCIAL SERVICES-0.6%
     295,140   AMMB Holdings Berhad (MA)                                                        240,772
   5,536,000   First Shanghai Investments Limited (HK)                                          584,718
                                                                                        ---------------
                                                                                                825,490
                                                                                        ---------------
PACKAGED FOODS & MEATS-1.6%
     129,750   Balrampur Chini Mills Limited (IN)                                               793,288
      50,000   CoolBrands International, Inc. (CA)*                                             655,807
      16,680   Crown Confectionery Company Limited (KR)                                         713,957
                                                                                        ---------------
                                                                                              2,163,052
                                                                                        ---------------
PERSONAL PRODUCTS-2.0%
   3,783,000   Beauty China Holdings Limited (HK)*                                            1,303,100
      51,800   Milbon Company Limited (JA)                                                    1,379,948
                                                                                        ---------------
                                                                                              2,683,048
                                                                                        ---------------
PHARMACEUTICALS-0.5%
     382,000   Tong Ren Tang Technologies Company Limited (CN)                                  671,634
                                                                                        ---------------
PHOTOGRAPHIC PRODUCTS-1.2%
     146,000   Pentax Corporation (JA)                                                          882,784
     333,125   Photo-Me International PLC (UK)*                                                 691,774
                                                                                        ---------------
                                                                                              1,574,558
                                                                                        ---------------
PUBLISHING-1.0%
      79,200   Elanders AB (SW)*                                                                996,150
     299,325   Future Network PLC (UK)*                                                         317,812
                                                                                        ---------------
                                                                                              1,313,962
                                                                                        ---------------

* NON-INCOME PRODUCING.

+ SECURITY WAS ACQUIRED PURSUANT TO RULE 144A OF THE SECURITIES ACT OF 1933 AND
  MAY BE DEEMED TO BE RESTRICTED FOR RESALE.

  SEE NOTES TO FINANCIAL STATEMENTS.

SHARES                                                                                     MARKET VALUE
-------------------------------------------------------------------------------------------------------
RAILROADS-0.6%
      55,375   Container Corporation of India Limited (IN)                              $       807,656
                                                                                        ---------------
REAL ESTATE MANAGEMENT & DEVELOPMENT-5.1%
   2,223,800   Amata Corporation Public Company Limited Foreign Shares (TH)                     836,258
   1,054,200   Asas Dunia Berhad (MA)                                                           266,324
   1,468,000   Asia Orient Holdings Limited (HK)*                                               444,356
   3,468,000   China Overseas Land & Investment Limited (HK)                                    634,314
      42,800   First Juken Company Limited (JA)                                                 918,541
     432,150   Immsi SPA (IT)                                                                   613,775
     250,400   MBK Public Company Limited NVDR Shares (TH)                                      319,142
   1,812,000   Midland Realty Holdings Limited (HK)                                             495,968
   1,734,000   New World Development Company Limited (HK)                                     1,395,937
   4,089,100   Ticon Industrial Connection Public Company Limited Foreign Shares (TH)         1,021,694
                                                                                        ---------------
                                                                                              6,946,309
                                                                                        ---------------
SEMICONDUCTOR EQUIPMENT-0.7%
     167,308   Richtek Technology Corporation (TW)*                                             911,693
                                                                                        ---------------
SEMICONDUCTORS-0.4%
     152,600   Anam Semiconductor, Inc. (KR)*                                                   523,182
                                                                                        ---------------
SPECIALTY CHEMICALS-0.8%
     185,000   Chugoku Marine Paints Limited (JA)                                             1,134,133
                                                                                        ---------------
SPECIALTY STORES-1.3%
     748,000   Dickson Concepts International Limited (HK)*                                     611,804
   3,000,000   Luk Fook Holdings (International) Limited (HK)                                   564,171
   2,000,000   Sa Sa International Holdings Limited (HK)                                        560,307
                                                                                        ---------------
                                                                                              1,736,282
                                                                                        ---------------
STEEL-0.6%
     122,425   Saw Pipes Limited (IN)                                                           775,336
                                                                                        ---------------
SYSTEMS SOFTWARE-0.3%
      51,500   Temenos Group AG (SZ)*                                                           370,593
                                                                                        ---------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$115,966,406)                                                                         127,628,838
                                                                                        ---------------
PREFERRED STOCKS (FOREIGN)-2.1%
COMMODITY CHEMICALS-0.3%
      16,000   Braskem SA Class A (BR)*                                                         370,468
                                                                                        ---------------
PAPER PRODUCTS-0.8%
      82,000   Companhia Suzano de Papel e Celulose (BR)                                        360,686
     531,000   Klabin SA (BR)                                                                   692,049
                                                                                        ---------------
                                                                                              1,052,735
                                                                                        ---------------
STEEL-1.0%
     115,900   Usinas Siderurgicas de Minas Gerais SA Class A (BR)                            1,363,884
                                                                                        ---------------
TOTAL PREFERRED STOCKS (FOREIGN)
(COST-$2,606,095)                                                                             2,787,087
                                                                                        ---------------

UNITS                                                                                      MARKET VALUE
-------------------------------------------------------------------------------------------------------
FOREIGN RIGHTS AND WARRANTS-1.0%
INTEGRATED TELECOMMUNICATION SERVICES-0.4%
   2,786,000   Jasmine International Public Company Limited Rights (TH)*                $       481,648
                                                                                        ---------------
OIL & GAS DRILLING-0.5%
     411,815   Crest Petroleum Berhad Rights (MA)*                                              704,420
                                                                                        ---------------
INTEGRATED OIL & GAS-0.1%
      73,675   Picnic Gas & Engineering Public Company Limited Warrants (TH)*                   105,987
                                                                                        ---------------
TOTAL FOREIGN RIGHTS AND WARRANTS
(COST-$895,484)                                                                               1,292,055
                                                                                        ---------------
OTHER SECURITIES-0.7%
INDUSTRIAL CONGLOMERATES-0.0%
     204,677   Media Prima Berhad ICULS (MA)                                                     40,397
                                                                                        ---------------
INTEGRATED TELECOMMUNICATION SERVICES-0.7%
     600,000   Yangtze Telecom Corporation Units 144A (CA)*,+, ^,#                              958,988
                                                                                        ---------------
TOTAL OTHER SECURITIES
(COST-$623,934)                                                                                 999,385
                                                                                        ---------------

PRINCIPAL AMOUNT                                                                         AMORTIZED COST
-------------------------------------------------------------------------------------------------------
U.S. AGENCY DISCOUNT NOTES-3.3%
$  4,500,000   Federal National Mortgage Association
               0.75% 1/2/04                                                             $     4,499,906
                                                                                        ---------------
TOTAL U.S. AGENCY DISCOUNT NOTES
(AMORTIZED COST-$4,499,906)                                                                   4,499,906
                                                                                        ---------------
TOTAL INVESTMENTS-101.3%
(TOTAL COST-$124,591,825)                                                                   137,207,271
OTHER ASSETS AND LIABILITIES-(1.3%)                                                          (1,694,806)
                                                                                        ---------------
NET ASSETS-100.0%                                                                       $   135,512,465
                                                                                        ===============

* NON-INCOME PRODUCING.

+ SECURITY WAS ACQUIRED PURSUANT TO RULE 144A OF THE SECURITIES ACT OF 1933 AND
  MAY BE DEEMED TO BE RESTRICTED FOR RESALE.

^ SECURITY IS CONSIDERED TO BE RESTRICTED AND ILLIQUID. ACQUIRED ON 11/4/03 FOR
  $570,000. THE AGGREGATE VALUE OF RESTRICTED SECURITIES AT DECEMBER 31, 2003 WAS $958,988, WHICH WAS 0.7% OF NET ASSETS.

# FAIR VALUED SECURITY.

  ICULS - IRREDEEMABLE CONVERTIBLE UNSECURED LOAN STOCK

  NVDR - NON-VOTING DEPOSITARY RECEIPT

  SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003

ASSETS
Investment securities, at cost                             $ 124,591,825
                                                           -------------
Investment securities, at market                             137,207,271
Cash                                                             831,254
Foreign currency (cost $1,262,826)                             1,287,629
Receivables:
  Investment securities sold                                   3,407,455
  Capital shares sold                                            107,016
  Dividends                                                      235,598
  From transfer agent                                             14,242
Other assets                                                     111,708
                                                           -------------
    Total Assets                                             143,202,173
                                                           -------------
LIABILITIES
Payables and other liabilities:
  Investment securities purchased                              5,878,110
  Capital shares redeemed                                        173,575
  Advisory fees                                                  112,003
  Shareholder servicing fees                                      18,730
  Accounting fees                                                 11,200
  Distribution fees                                               38,586
  Transfer agency fees                                            56,267
  Custodian fees                                                  28,658
  India and Thailand taxes                                     1,000,403
  To custodian                                                    77,096
  Other                                                          295,080
                                                           -------------
    Total Liabilities                                          7,689,708
                                                           -------------
Net Assets                                                 $ 135,512,465
                                                           =============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus)                    $ 283,821,637
Accumulated net investment loss                                  (10,037)
Accumulated net realized loss from security transactions    (159,918,362)
Net unrealized appreciation on investments and
  foreign currency translation                                11,619,227
                                                           -------------
    Total                                                  $ 135,512,465
                                                           =============

Net Assets--Class A                                        $  27,252,014
Shares Outstanding--Class A                                    1,913,868
Net Asset Value, Redemption Price Per Share                $       14.24
Maximum offering price per share (net asset value plus
  sales charge of 5.75% of offering price)                 $       15.11

Net Assets--Class B                                        $  18,198,180
Shares Outstanding--Class B                                    1,319,868
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
  charge) Per Share                                        $       13.79

Net Assets--Class C                                        $  10,638,983
Shares Outstanding--Class C                                      773,004
Net Asset Value, Offering and Redemption Price
  (excluding applicable contingent deferred sales
   charge) Per Share                                       $       13.76

Net Assets--Class F                                        $  78,759,006
Shares Outstanding--Class F                                    5,532,377
Net Asset Value, Offering and Redemption Price Per Share   $       14.24

Net Assets--Class R                                        $     142,464
Shares Outstanding--Class R                                       10,306
Net Asset Value, Offering and Redemption Price Per Share   $       13.82

Net Assets--Class T                                        $     521,818
Shares Outstanding--Class T                                       38,099
Net Asset Value, Redemption Price Per Share                $       13.70
Maximum offering price per share (net asset value plus
  sales charge of 4.50% of offering price)                 $       14.35

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended December 31, 2003

INVESTMENT INCOME:
  Dividends                                                $   1,884,523
  Interest                                                        43,180
  Foreign taxes withheld                                        (169,952)
                                                           -------------
    Total Investment Income                                    1,757,751
                                                           -------------
EXPENSES:
  Advisory fees--Note 2                                          971,277
  Shareholder servicing fees--Note 2                             172,480
  Accounting fees--Note 2                                         97,094
  Distribution fees--Note 2                                      306,016
  Transfer agency fees--Note 2                                   244,697
  Registration fees                                               75,038
  Postage and mailing expenses                                    29,582
  Custodian fees and expenses--Note 2                            430,741
  Printing expenses                                               54,034
  Legal and audit fees                                            29,714
  Directors' fees and expenses--Note 2                            24,516
  Other expenses                                                 128,024
                                                           -------------
    Total Expenses                                             2,563,213
    Earnings Credits                                              (3,042)
    Waived Expenses                                              (83,808)
    Expense Offset to Broker Commissions                          (4,771)
                                                           -------------
    Net Expenses                                               2,471,592
                                                           -------------
  Net Investment Loss                                           (713,841)
                                                           -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
SECURITY TRANSACTIONS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) on :
Security transactions (net of foreign taxes on Thailand
investments of $915,957)                                      41,089,342
Foreign currency transactions                                   (211,706)
                                                           -------------
Net Realized Gain                                             40,877,636
Net Change in Unrealized Appreciation/Depreciation of
Investments and Foreign Currency Translation                  14,435,879
                                                           -------------
  Net Realized and Unrealized Gain                            55,313,515
                                                           -------------
Net Increase in Net Assets Resulting from Operations       $  54,599,674
                                                           =============

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                            YEAR ENDED       YEAR ENDED
                                                             12/31/03         12/31/02
                                                          --------------   --------------
OPERATIONS
Net Investment Loss                                       $    (713,841)   $  (1,023,871)
Net Realized Gain (Loss)                                     40,877,636      (12,388,968)
Net Change in Unrealized Appreciation/Depreciation of
  Investments and Foreign Currency Translation               14,435,879       (2,075,681)
                                                          -------------    -------------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                          54,599,674      (15,488,520)
                                                          -------------    -------------
CAPITAL SHARE TRANSACTIONS
Net Increase (Decrease)--Note 4
  Class A                                                     8,132,869       (2,916,773)
  Class B                                                    (2,705,719)      (4,098,985)
  Class C                                                     1,905,536       (2,563,176)
  Class F                                                    (4,988,538)     (17,949,856)
  Class R                                                        23,012          (21,426)
  Class T                                                       (77,846)        (148,171)
                                                          -------------    -------------
Net Increase (Decrease) from Capital Share Transactions       2,289,314      (27,698,387)
                                                          -------------    -------------
Net Increase (Decrease) in Net Assets                        56,888,988      (43,186,907)

NET ASSETS
  Beginning of year                                       $  78,623,477    $ 121,810,384
                                                          -------------    -------------
  End of year (including accumulated net investment
    loss of $10,037 and $1,836, respectively)             $ 135,512,465    $  78,623,477
                                                          =============    =============

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                          YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------
                                                         2003            2002              2001             2000
                                                     ------------     ------------     ------------     ------------
CLASS A SHARES
Net Asset Value, beginning of year                   $       8.14     $       9.68     $      14.18     $      22.93
Income from investment operations:
     Net investment income (loss)                            0.10            (0.16)           (0.14)           (0.13)
     Net realized and unrealized gains
       (losses) on securities                                6.00            (1.38)           (4.36)           (6.65)
                                                     ------------     ------------     ------------     ------------
         Total from investment operations                    6.10            (1.54)           (4.50)           (6.78)
Less dividends and distributions:
     From net investment income                              0.00             0.00             0.00             0.00
     From net realized gains                                 0.00             0.00             0.00            (1.97)
                                                     ------------     ------------     ------------     ------------
         Total distributions                                 0.00             0.00             0.00            (1.97)

Net Asset Value, end of year                         $      14.24     $       8.14     $       9.68     $      14.18
                                                     ============     ============     ============     ============
Total return*                                               74.94%          (15.91%)         (31.74%)         (29.61%)
Ratios/Supplemental Data
     Net assets, end of year (000s)                  $     27,252     $      9,422     $     14,033     $     36,353
     Net expenses to average net assets#,+                   2.45%            2.24%            1.87%            1.59%
     Gross expenses to average net assets#,+                 2.45%            2.24%            1.88%            1.61%
     Net investment loss to average net assets+             (0.83%)          (0.80%)          (0.26%)          (0.80%)
     Portfolio turnover rate@                                 707%             495%             704%             535%

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

+ Certain fees were waived by the custodian for years ended December 31, 2003 and 2002. Had these fees not been waived, the net expense ratios would have been 2.54% (2003) and 2.27% (2002). The gross expense ratios would have been 2.54% (2003) and 2.27% (2002). The net investment loss ratios would have been (0.92%) (2003) and (0.83%) (2002).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                           YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------
                                                         2003             2002             2001             2000
                                                     ------------     ------------     ------------     ------------
CLASS B SHARES
Net Asset Value, beginning of year                   $       7.95     $       9.54     $      14.08     $      22.93
Income from investment operations:
     Net investment loss                                    (0.31)           (0.29)           (0.18)           (0.23)
     Net realized and unrealized gains
      (losses) on securities                                 6.15            (1.30)           (4.36)           (6.65)
                                                     ------------     ------------     ------------     ------------
         Total from investment operations                    5.84            (1.59)           (4.54)           (6.88)
Less dividends and distributions:
     From net investment income                              0.00             0.00             0.00             0.00
     From net realized gains                                 0.00             0.00             0.00            (1.97)
                                                     ------------     ------------     ------------     ------------
         Total distributions                                 0.00             0.00             0.00            (1.97)

Net Asset Value, end of year                         $      13.79     $       7.95     $       9.54     $      14.08
                                                     ============     ============     ============     ============
Total return*                                               73.46%          (16.67%)         (32.24%)         (30.05%)
Ratios/Supplemental Data
     Net assets, end of year (000s)                  $     18,198     $     12,810     $     19,661     $     35,000
     Net expenses to average net assets#,+                   3.29%            3.09%            2.64%            2.35%
     Gross expenses to average net assets#,+                 3.30%            3.09%            2.66%            2.38%
     Net investment loss to average net assets+             (1.44%)          (1.64%)          (1.06%)          (1.50%)
     Portfolio turnover rate@                                 707%             495%             704%             535%

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

+ Certain fees were waived by the custodian for years ended December 31, 2003 and 2002. Had these fees not been waived, the net expense ratios would have been 3.37% (2003) and 3.12% (2002). The gross expense ratios would have been 3.38% (2003) and 3.12% (2002). The net investment loss ratios would have been (1.52%) (2003) and (1.67%) (2002).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                          YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------
                                                         2003            2002              2001             2000
                                                     ------------     ------------     ------------     ------------
CLASS C SHARES
Net Asset Value, beginning of year                   $       7.93     $       9.52     $      14.06     $      22.93
Income from investment operations:
     Net investment loss                                    (0.01)           (0.35)           (0.22)           (0.21)
     Net realized and unrealized gains
       (losses) on securities                                5.84            (1.24)           (4.32)           (6.69)
                                                     ------------     ------------     ------------     ------------
         Total from investment operations                    5.83            (1.59)           (4.54)           (6.90)
Less dividends and distributions:
     From net investment income                              0.00             0.00             0.00             0.00
     From net realized gains                                 0.00             0.00             0.00            (1.97)
                                                     ------------     ------------     ------------     ------------
         Total distributions                                 0.00             0.00             0.00            (1.97)

Net Asset Value, end of year                         $      13.76     $       7.93     $       9.52     $      14.06
                                                     ============     ============     ============     ============
Total return*                                               73.52%          (16.70%)         (32.29%)         (30.13%)
Ratios/Supplemental Data
     Net assets, end of year (000s)                  $     10,639     $      5,268     $      8,928     $     17,925
     Net expenses to average net assets#,+                   3.25%            3.05%            2.65%            2.35%
     Gross expenses to average net assets#,+                 3.25%            3.06%            2.67%            2.38%
     Net investment loss to average net assets+             (1.43%)          (1.58%)          (1.08%)          (1.50%)
     Portfolio turnover rate@                                 707%             495%             704%             535%

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

+ Certain fees were waived by the custodian for the years ended December 31, 2003 and 2002. Had these fees not been waived, the net expense ratios would have been 3.34% (2003) and 3.07% (2002). The gross expense ratios would have been 3.34% (2003) and 3.08% (2002). The net investment loss ratios would have been (1.52%) (2003) and (1.60%) (2002).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                                YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------------------
                                                           2003           2002           2001           2000            1999
                                                        -----------    -----------    -----------    -----------     -----------
CLASS F SHARES
Net Asset Value, beginning of year                      $      8.13    $      9.67    $     14.17    $     22.93     $     14.93
Income from investment operations:
     Net investment loss                                      (0.14)         (0.23)         (0.22)         (0.19)          (0.11)
Net realized and unrealized gains
   (losses) on securities                                      6.25          (1.31)         (4.28)         (6.60)          12.94
                                                        -----------    -----------    -----------    -----------     -----------
Total from investment operations                               6.11          (1.54)         (4.50)         (6.79)          12.83

Less dividends and distributions:
     From net investment income                                0.00           0.00           0.00           0.00            0.00
     From net realized gains                                   0.00           0.00           0.00          (1.97)          (4.83)
                                                        -----------    -----------    -----------    -----------     -----------
          Total distributions                                  0.00           0.00           0.00          (1.97)          (4.83)

Net Asset Value, end of year                            $     14.24    $      8.13    $      9.67    $     14.17     $     22.93
                                                        ===========    ===========    ===========    ===========     ===========
Total return                                                  75.15%        (15.93%)       (31.76%)       (29.65%)         87.44%
Ratios/Supplemental Data
     Net assets, end of year
       (000s)                                           $    78,759    $    50,742    $    78,574    $   182,036     $   261,437
     Net expenses to average
       net assets#,+                                           2.31%          2.18%          1.90%          1.59%           1.63%
     Gross expenses to average
       net assets#,+                                           2.31%          2.18%          1.92%          1.61%           1.64%
     Net investment loss to
       average net assets+                                    (0.45%)        (0.74%)        (0.30%)        (0.88%)         (0.91%)
     Portfolio turnover rate@                                   707%           495%           704%           535%            330%

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

+ Certain fees were waived by the custodian for the years ended December 31, 2003 and 2002. Had these fees not been waived, the net expense ratios would have been 2.40% (2003) and 2.21% (2002). The gross expense ratios would have been 2.40% (2003) and 2.21% (2002). The net investment loss ratios would have been (0.54%) (2003) and (0.77%) (2002).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                        YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------
                                                         2003             2002             2001             2000
                                                     ------------     ------------     ------------     ------------
CLASS R SHARES
Net Asset Value, beginning of year                   $       7.87     $       9.56     $      14.22     $      22.93
Income from investment operations:
     Net investment income (loss)                            0.54            (0.81)           (0.17)           (0.09)
     Net realized and unrealized gains
       (losses) on securities                                5.41            (0.88)           (4.49)           (6.65)
                                                     ------------     ------------     ------------     ------------
         Total from investment operations                    5.95            (1.69)           (4.66)           (6.74)
Less dividends and distributions:
     From net investment income                              0.00             0.00             0.00             0.00
     From net realized gains                                 0.00             0.00             0.00            (1.97)
                                                     ------------     ------------     ------------     ------------
Total distributions                                          0.00             0.00             0.00            (1.97)

Net Asset Value, end of year                         $      13.82     $       7.87     $       9.56     $      14.22
                                                     ============     ============     ============     ============
Total return                                                75.60%          (17.68%)         (32.77%)         (29.44%)
Ratios/Supplemental Data
     Net assets, end of year (000s)                  $        142     $         37     $         76     $        241
     Net expenses to average net assets#,+                   2.07%            3.91%            1.84%            1.31%
     Gross expenses to average net assets#,+                 2.08%            3.94%            1.86%            1.33%
     Net investment loss to average net assets+             (0.32%)          (2.20%)          (0.08%)          (0.55%)
     Portfolio turnover rate@                                 707%             495%             704%             535%

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

+ Certain fees were waived by the custodian or reimbursed by the management company for the years ended December 31, 2003, 2002 and 2001. Had these fees not been waived or reimbursed, the net expense ratios would have been 2.16%
   (2003), 4.62% (2002), and 2.76% (2001). The gross expense ratios would have been 2.17% (2003), 4.65% (2002), and 2.78% (2001). The net investment loss ratios would have been (0.41%) (2003), (2.91%) (2002), and (1.00%) (2001).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                        YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------
                                                         2003            2002              2001             2000
                                                     ------------     ------------     ------------     ------------
CLASS T SHARES
Net Asset Value, beginning of year                   $       7.87     $       9.50     $      14.14     $      22.93
Income from investment operations:
     Net investment loss                                    (0.24)           (0.45)           (0.22)           (0.16)
     Net realized and unrealized gains
       (losses) on securities                                6.07            (1.18)           (4.42)           (6.66)
                                                     ------------     ------------     ------------     ------------
         Total from investment operations                    5.83            (1.63)           (4.64)           (6.82)
Less dividends and distributions:
     From net investment income                              0.00             0.00             0.00             0.00
     From net realized gains                                 0.00             0.00             0.00            (1.97)
                                                     ------------     ------------     ------------     ------------
         Total distributions                                 0.00             0.00             0.00            (1.97)

Net Asset Value, end of year                         $      13.70     $       7.87     $       9.50     $      14.14
                                                     ============     ============     ============     ============
Total return *                                              74.08%          (17.16%)         (32.82%)         (29.79%)
Ratios/Supplemental Data
     Net assets, end of year (000s)                  $        522     $        345     $        538     $        869
     Net expenses to average net assets#,+                   3.07%            4.03%            3.14%            1.84%
     Gross expenses to average net assets#,+                 3.07%            4.03%            3.16%            1.87%
     Net investment loss to average net assets+             (1.06%)          (2.69%)          (1.60%)          (1.00%)
     Portfolio turnover rate@                                 707%             495%             704%             535%

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

+ Certain fees were waived by the custodian for the years ended December 31, 2003 and 2002. Had these fees not been waived, the net expense ratios would have been 3.16% (2003) and 4.05% (2002). The gross expense ratios would have been 3.16% (2003) and 4.05% (2002). The net investment loss ratios would have been (1.15%) (2003) and (2.71%) (2002).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2003

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Ten series of shares are currently issued: Balanced, Discovery, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Passport Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATIONS--An equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of Nasdaq and foreign securities for which an official closing price is provided, at the official closing price. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. Thai foreign shares are valued at the local share price when current foreign share prices are not available or reflective of fair market value. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars.

   Debt securities are valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company's board of directors or, if such prices are not available, at the mean of the bid and asked quotations obtained from securities dealers. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region. The Fund amortizes premiums and discounts on all fixed-income securities.

   If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded, and it is determined that the event has materially affected the value of the security.

   SECURITY TRANSACTIONS--Security transactions are accounted for as of the date the securities are purchased or sold (trade date). Net realized gains and losses are determined on the basis of identified cost, which is also used for federal income tax purposes.

   FOREIGN SECURITIES AND CURRENCY TRANSACTIONS--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund normally will invest a large portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations. Foreign currency held at December 31, 2003 for settling foreign trades is listed on the Statement of Assets and Liabilities.

   Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

   FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

   INVESTMENT INCOME--Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends (if any) and capital gains (if any) annually. Dividends and distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

   EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.

   The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. FEES AND TRANSACTIONS WITH AFFILIATES

ADVISORY FEES--Founders Asset Management LLC ("Founders") serves as investment adviser to the Fund. Founders is an indirect wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.

   In accordance with an investment advisory agreement between the Company and Founders, the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1.00% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.

   SHAREHOLDER SERVICING AND TRANSFER AGENCY FEES FOR CLASS F SHARES--The Company has a shareholder services agreement with Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus", an affiliate of Founders), whereby the Funds have agreed to compensate DSC for providing certain shareholder servicing functions to holders of Class F shares. During the period from May 1, 2003 through December 31, 2003, the Fund paid DSC a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account considered to be an open account at any time during a given month. Prior to May 1, 2003, the Company had a shareholder services agreement with Founders whereby the Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account considered to be an open account at any time during a given month. During the year ended December 31, 2003, Class F shares were charged $49,740 and $26,862, respectively, pursuant to these shareholder services agreements.

   Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for all of the Fund's share classes. With the exception of out-of-pocket charges, the fees charged by DTI with respect to the Fund's Class F shares are paid by DSC. The out-of-pocket charges from DTI are paid by the Fund. Prior to May 1, 2003, Investors Trust Company ("ITC") was the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC were paid by Founders. The out-of-pocket charges from ITC were paid by the Fund. During the year ended December 31, 2003, Class F shares were charged $28,095 and $9,893, respectively, for out-of-pocket transfer agent charges.

   TRANSFER AGENCY FEES FOR CLASS A, CLASS B, CLASS C, CLASS R, AND CLASS T SHARES--The fees charged by DTI with respect to the Fund's Class A, B, C, R, and T shares are paid by the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $12.23 to $12.84, per shareholder account considered to be an open account at any time during a given month, plus out-of-pocket charges. Class-specific transfer agency fees paid to DTI during the year ended December 31, 2003 were as follows:

                                TRANSFER
                               AGENCY FEES
                               -----------
Class A                        $   56,982
Class B                        $   64,563
Class C                        $   26,004
Class R                        $      322
Class T                        $    2,948

   Certain as-of shareholder transactions may result in gains or losses to the Fund. Depending on the circumstances, these gains may be payable to, or reimbursable from, the transfer agent; such gains and losses are presented on the Statement of Assets and Liabilities.

   DISTRIBUTION AND SHAREHOLDER SERVICES PLANS--DSC also is the distributor of the Fund's shares. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing or servicing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year ended December 31, 2003, Class F shares were charged $146,612 pursuant to this Distribution Plan.

   The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under this plan, the Fund pays DSC a fee for distributing its Class B and C shares at the annual rate of 0.75% of the value of the average daily net assets of its Class B and C shares, respectively, and pays DSC a fee for distributing its Class T shares at the annual rate of 0.25% of the average daily net assets of its Class T shares.

   In addition, the Fund has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay DSC an annual fee of 0.25% of the value of their average daily net assets for the provision of certain services.

   Distribution and shareholder servicing fees paid to DSC by the Fund's Class A, B, C, and T shares for the year ended December 31, 2003, were as follows:

                           DISTRIBUTION     SHAREHOLDER
                               FEES        SERVICING FEES
                           ------------    --------------
Class A                             N/A    $     42,063
Class B                    $    109,094    $     36,365
Class C                    $     49,289    $     16,429
Class T                    $      1,021    $      1,021

   During the year ended December 31, 2003, DSC retained $6,036 and $304 in sales commissions from the sales of Class A and Class T shares, respectively. DSC also retained $60,309 and $3,283 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively.

   FUND ACCOUNTING AND ADMINISTRATIVE SERVICES FEES--The Funds have agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is computed at the annual rate of 0.10% of the average daily net assets of the Fund on the first $500 million, 0.065% of the average daily net assets of the Fund on the next $500 million, and 0.02% of the average daily net assets of the Fund in excess of $1 billion, plus reasonable out-of-pocket expenses. Founders has agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services.

   CUSTODIAN FEES--Mellon Bank N.A., a wholly-owned subsidiary of Mellon Financial Corporation, serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian. The custodian has also agreed to a fee waiver for the Funds during the time periods and in the amounts set forth below:

                  TIME PERIOD       AMOUNT OF WAIVER
                  -----------       ----------------
               9/1/02 to 8/31/03     $   100,000
               9/1/03 to 8/31/04     $   150,000
               9/1/04 to 8/31/05     $   200,000
               9/1/05 to 8/31/06     $   200,000

   The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2003, the Fund's portion of the fee waiver was $83,808. The amount paid to Mellon was reduced by this fee waiver amount.

   DIRECTORS COMPENSATION--The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Other Liabilities on the Statement of Assets and Liabilities. Deferral of directors' fees under the plan does not affect the net assets of the Fund.

   Certain officers of the Company are also officers and/or directors of Founders. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

3. FEDERAL TAX INFORMATION

Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sale losses, foreign currency transactions, net operating losses, and capital loss carryovers. Permanent differences identified during the year ended December 31, 2003 have been reclassified among the components of net assets as follows:

     UNDISTRIBUTED NET       UNDISTRIBUTED NET REALIZED
     INVESTMENT INCOME             GAINS AND LOSSES            PAID-IN CAPITAL
     -----------------       --------------------------        ---------------
        $  705,640                  $  573,347                  $  (1,278,987)

   The tax components of capital represent distribution requirements the Fund must satisfy under the income tax regulations and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below as of December 31, 2003, represent capital loss carryovers that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, may be used to offset future net investment income and thereby reduce future ordinary income distributions. These carryovers expire between December 31, 2008 and December 31, 2010. Net capital loss carryovers utilized in 2003 amounted to $39,960,650.

   The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2003 are noted below. The primary difference between book and tax appreciation or depreciation is wash sale loss deferrals.

Accumulated Capital Losses                           $   159,719,747
Post-October Capital Loss Deferral                   $       116,722
Post-October Currency Loss Deferral                  $         8,045
Federal Tax Cost                                     $   124,673,718
Gross Tax Appreciation of Investments                $    15,100,571
Gross Tax Depreciation of Investments                $    (2,567,018)
Net Tax Appreciation                                 $    12,533,553

4. CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 400 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                    YEAR ENDED                           YEAR ENDED
                                                    12/31/03                              12/31/02
                                       ------------------------------------------------------------------------
                                            SHARES             AMOUNT              SHARES            AMOUNT
                                       ---------------    ---------------    ---------------    ---------------
CLASS A
      Sold                                   3,502,478    $    36,560,507          5,383,012    $    50,430,851
      Redeemed                              (2,746,760)   $   (28,427,638)        (5,673,919)   $   (53,347,624)
      NET INCREASE (DECREASE)                  755,718    $     8,132,869           (290,907)   $    (2,916,773)
CLASS B
      Sold                                      58,678    $       685,415             41,666    $       391,779
      Redeemed                                (350,900)   $    (3,391,134)          (489,773)   $    (4,490,764)
      NET DECREASE                            (292,222)   $    (2,705,719)          (448,107)   $    (4,098,985)
CLASS C
      Sold                                   1,047,656    $     9,859,862            481,390    $     4,684,798
      Redeemed                                (938,988)   $    (7,954,326)          (754,486)   $    (7,247,974)
      NET INCREASE (DECREASE)                  108,668    $     1,905,536           (273,096)   $    (2,563,176)
CLASS F
      Sold                                   3,504,087    $    34,110,158          9,855,244    $    92,121,343
      Redeemed                              (4,216,077)   $   (39,098,696)       (11,734,716)   $  (110,071,199)
      NET DECREASE                            (711,990)   $    (4,988,538)        (1,879,472)   $   (17,949,856)
CLASS R
      Sold                                      88,378    $       927,946            315,313    $     3,139,336
      Redeemed                                 (82,802)   $      (904,934)          (318,502)   $    (3,160,762)
      NET INCREASE (DECREASE)                    5,576    $        23,012             (3,189)   $       (21,426)
CLASS T
      Sold                                     154,521    $     1,219,197            371,045    $     3,559,032
      Redeemed                                (160,244)   $    (1,297,043)          (383,873)   $    (3,707,203)
      NET DECREASE                              (5,723)   $       (77,846)           (12,828)   $      (148,171)

5. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the year ended December 31, 2003 were $652,404,866 and $651,427,303, respectively.

6. LINE OF CREDIT

The Company has a line of credit arrangement ("LOC") with State Street Bank and Trust Company, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of

(a) $50 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $50 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2003, the Fund did not have any borrowings under the LOC.

7. LEGAL MATTERS

PFEIFFER V. THE DREYFUS CORPORATION

On December 9, 2003, a purported shareholder in the Dreyfus Premier NexTech Fund brought an action against Dreyfus seeking to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to the Dreyfus Founders Funds (other than Dreyfus Founders Money Market Fund) and two Dreyfus Premier Funds. Plaintiff claims that the funds were closed to new investors but that Dreyfus nonetheless improperly continued to charge Rule 12b-1 fees for marketing and distribution services in violation of Section 36(b) of the Investment Company Act of 1940 and in breach of its common law fiduciary duties. Plaintiff also seeks to recover a portion of the investment advisory fees charged to the closed funds while Dreyfus was "in breach of its fiduciary duties" and to enjoin Dreyfus from collecting additional 12b-1 fees from those funds, as well as an award of attorneys' fees and litigation expenses.

HAYS V. MELLON FINANCIAL CORP., ET AL.

On January 30, 2004, a purported shareholder in the Dreyfus Disciplined Stock Fund filed a class action against Mellon Financial Corporation, Mellon Bank, Dreyfus, Founders, and the directors of the Dreyfus Founders Funds and all or substantially all of the Dreyfus Funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of Sections 34(b), 36(b), and 48(a) of the Investment Company Act of 1940, Section 215 of the Investment Advisers Act of 1940, and common law claims. The action seeks to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to various funds for marketing and distribution services. More specifically, the Plaintiff claims, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus and Dreyfus Founders Funds over other funds, and that such payments were not disclosed to investors. In addition, Plaintiff asserts that economies of scale and soft-dollar benefits were not passed on to investors. Plaintiff further alleges that 12b-1 fees charged to certain funds that were closed to new investors were also improper. The complaint seeks compensatory and punitive damages, rescission of the advisory contracts, an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses.

These actions will be defended vigorously, and management of the Fund believes they are without merit.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.


In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Passport Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP


Denver, Colorado
February 12, 2004

YOUR BOARD REPRESENTATIVES
(UNAUDITED)

The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below along with the year in which they joined the Board in parentheses, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 75, resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

DIRECTORS

EUGENE H. VAUGHAN, CFA, 70. Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan Nelson Investment Management, LP, an investment counseling firm. Director, Encore Bank. Director, Greater Houston Partnership, and Chairman, Center for Houston's Future, both of which are non-profit organizations. Founding Chairman and former Governor, Association for Investment Management and Research. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation. (1970)

ALAN S. DANSON, 64. Private investor. Formerly, President and Director, D.H. Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Formerly, Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service (1996 to 1999). Director, CaseShare Systems, LLP, a document management company. Director, Gore Range Natural Science School and The Les Streeter Programs, Inc., both of which are non-profit organizations. (1991)

JOAN D. MANLEY, 71. Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. (1960 to 1984). Director, Sara Lee Corporation and Moore Wallace Corporation, a printing company. (1998)

ROBERT P. MASTROVITA, 59. Private Investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy. (1998)

TRYGVE E. MYHREN, 67. President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Meguntucook Funds, a venture capital firm (1998 to Present). Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and Communications Corporation (now Time Warner cable) (1981 to 1988). Director, Advanced Marketing Services, Inc. Trustee and Chairman of Finance Committee, the University of Denver. Trustee, U.S. Ski and Snowboard Team Foundation and the Denver Art Museum. (1996)

GEORGE W. PHILLIPS, 65. Retired. Vice Chairman of the Board, Chairman of the Finance Committee, and Chairman of the Investment Committee, Children's Medical Center of Boston. Formerly, President and Chief Executive Officer of Warren Bancorp, Inc. and Warren Five Cents Savings Bank (1992 to 1997). (1998)

JAY A. PRECOURT, 66. Chairman, CEO, and Director, Scissor Tail Energy, LLC (2000 to present). Managing General Partner, Precourt Interests, Ltd., an energy and investments company (1995 to present). President, Skylark Enterprises, Inc., a ranching and real estate business. Formerly, President, CEO, Vice Chairman and Director, Tejas Energy, LLC and predecessor companies (1987 to 1999). Director, Halliburton Company, an energy services company. Director, The Timken Company, a manufacturing company. Director, Apache Corporation, an oil and gas company. Chairman and Director, Hermes Consolidated, Inc., an energy transportation and crude oil refining company. (1983)

PRINCIPAL OFFICERS

RICHARD W. SABO, 46. President of the Funds since 2000 and Principal Executive Officer of the Funds since 2002. Founders' President and Chief Executive Officer, Member of Founders' Board of Managers and Director of Dreyfus (1998 to present). Executive Vice President of DSC since 2003. Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 46. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President-Administration and Treasurer. Vice President of DSC since 2003. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 48. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President-Legal, General Counsel and Secretary. Assistant Secretary of DSC since 2003. Employed by Founders and its predecessor company since 1996.

ROBERT T. KELLY, 34. Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Funds since 2003. Founders' Vice President of Portfolio Accounting since 2000. Formerly, Assistant Treasurer of the Funds (2000 to 2003), and Head of Equity Desk for ABN Amro Trust Company (Cayman) Limited (1998 to 2000).

WILLIAM G. GERMENIS, 33. Anti-Money Laundering Compliance Officer for the Class A, Class B, Class C, Class R, and Class T shares of the Funds since 2002 and for the Class F shares of the Funds since 2003. Vice President of MBSC, LLC since 2002. Vice President and Anti-Money Laundering Compliance Officer of DSC and Anti-Money Laundering Compliance Officer of investment companies managed by Dreyfus. Employed by DSC since 1998.

The directors and officers may be contacted at Founders' address appearing on the back cover, except for Mr. Germenis who can be contacted at 200 Park Avenue, New York, New York 10166.

                              For More Information


                                        DREYFUS FOUNDERS
                                        PASSPORT FUND
                                        200 Park Avenue
                                        New York, NY  10166

                                        MANAGER

                                        Founders Asset Management LLC
                                        210 University Boulevard, Suite 800
                                        Denver, CO  80206

                                        TRANSFER AGENT &
                                        DIVIDEND DISBURSING AGENT
To obtain information:
---------------------------------       Dreyfus Transfer, Inc.
BY TELEPHONE                    |       200 Park Avenue
Call your financial             |       New York, NY  10166
representative or               |
1-800-554-4611                  |
                                |       DISTRIBUTOR
BY MAIL  Write to:              |
Dreyfus Founders Funds          |       Dreyfus Service Corporation
144 Glenn Curtiss Boulevard     |       200 Park Avenue
Uniondale, NY  11556-0144       |       New York, NY 10166







Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(C)2004 Dreyfus Service Corporation                                    281AR1203

        Dreyfus Founders
        Worldwide
        Growth Fund




        ANNUAL REPORT     December 31, 2003



[GRAPHIC]








                                                YOU, YOUR ADVISOR AND
                                                (R) DREYFUS LOGO
                                                A MELLON FINANCIAL COMPANY (SM)

TABLE OF CONTENTS

Management Overview                                  3

Statement of Investments                            10

Statement of Assets and Liabilities                 17

Statement of Operations                             19

Statements of Changes in Net Assets                 20

Financial Highlights                                21

Notes to Financial Statements                       27

Report of Independent Auditors                      36

Your Board Representatives                          37



The views expressed herein are current to the date of this report. The views and the composition of the Fund's portfolio are subject to change at any time based on market and other conditions. Companies appearing in bold print on pages 3-9 were owned by the Fund on December 31, 2003. The amounts of these holdings are included in the Statement of Investments.


            - NOT FDIC-INSURED - NOT BANK-GUARANTEED - MAY LOSE VALUE

MANAGEMENT OVERVIEW

[PHOTOS OF REMI J. BROWNE, JOHN B. JARES AND DANIEL B. LEVAN]

A DISCUSSION WITH CO-PORTFOLIO MANAGERS REMI J. BROWNE, CFA, JOHN B. JARES, CFA, AND DANIEL B. LEVAN, CFA

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2003?

2003 has proven to be a substantially positive year for equity markets. Dreyfus Founders Worldwide Growth Fund exhibited strong performance for the year, with returns comparing favorably with the Fund's benchmark, the Morgan Stanley Capital International (MSCI) World Index, which posted a 33.11% return for the 12-month period.

DESCRIBE THE MARKET FACTORS DURING THE PERIOD.

Equity markets worldwide rallied in 2003, after a slow start. The successful military action in Iraq led to increased investor confidence and a resurgence in equity markets. Corporate cost-cutting and debt containment coupled with the historically low interest rates of many central banks helped spark a growing appetite for higher risk, less defensive investment vehicles. In the United States, tax rebate checks provided many families with extra spending money, helping the domestic economy to grow at an annualized rate of 8.2% during the third quarter. The continued

[SIDENOTE]

"THE IMPROVING ECONOMIC ENVIRONMENT LAID THE BACKGROUND FOR THE POSITIVE PERFORMANCE ACHIEVED BY THE FUND."

PERFORMANCE HIGHLIGHTS

- As the global economic picture began improving during the course of the year, it provided a solid backdrop for quality performance by equity markets, more than offsetting any sell-off activity experienced in the year's opening months.

- Good overall stock selection in the United States assisted the Fund's relative performance as these holdings strongly outperformed the benchmark for the period.

- Relative performance was primarily driven by Fund holdings in the healthcare, consumer staples, consumer discretionary and telecommunications sectors.

- Although the securities in the international portion of the Fund were repositioned in March, three stocks proved to be among the most detrimental to the Fund's annual performance relative to the benchmark.



weakness of the U.S. dollar aided the unhedged U.S. investor as the euro, British pound and yen all gained relative to U.S. currency by year's end.

   In Asia, the containment and seeming defeat of the viral illness, Severe Acute Respiratory Syndrome (SARS), provided the region with an economic boost through the middle of the year. The emergence of China as a secondary growth engine to the global economic recovery also came at an appropriate time, lowering the cost of many goods purchased in the western world, and offering outsourcing services that have helped boost corporate profits in more developed countries. China's burgeoning middle class also aided Chinese companies and markets during the period. And finally, after years of restructuring, the Japanese economy appeared poised to benefit from some improvement.

   The domestic market's rise was driven by various economic improvements during the course of the year. Better-than-expected corporate profit growth, the easing of geopolitical uncertainty, the Federal Reserve's accommodative monetary policy and President Bush's fiscal stimulus plan were major factors in the improving economic trends. Consumer spending was high, felt especially in the housing and automobile markets, and productivity beat expectations during the year. Although some domestic economic concerns still existed at year's end, expectations that these will continue to recover in 2004 remained strong.

   In general, as the global economic picture began improving, it provided a solid backdrop for quality performance by equity markets, more than offsetting any sell-off activity experienced in the year's opening months.

WHAT MANAGEMENT DECISIONS POSITIVELY IMPACTED FUND PERFORMANCE FOR THE PERIOD?

This improving economic environment laid the background for the positive performance achieved by the Fund during the period. Relative performance was primarily driven by Fund holdings in the healthcare, consumer staples, consumer discretionary and telecommunication services sectors.

   Good overall stock selection in the United States assisted the Fund's relative performance as these holdings strongly outperformed the benchmark for the period.

   Gains in Greece, Ireland and Belgium assisted in counterbalancing the disappointing relative contributions experienced in Switzerland, Canada and the Netherlands.

   One of the largest positive contributors to the Fund's performance for the year was Greek financial company, ALPHA BANK AE. Alpha Bank reported strong third quarter results and issued positive profit growth projections.

LARGEST EQUITY HOLDINGS (ticker symbol)

 1.  General Electric Company (GE)                          2.27%
 2.  Royal Caribbean Cruises Limited (RCL)                  2.25%
 3.  Maxim Integrated Products, Inc. (MXIM)                 2.03%
 4.  MBNA Corporation (KRB)                                 1.97%
 5.  Intel Corporation (INTC)                               1.89%
 6.  Oracle Corporation (ORCL)                              1.81%
 7.  Gilead Sciences, Inc. (GILD)                           1.74%
 8.  Estee Lauder Companies, Inc. (EL)                      1.67%
 9.  Union Pacific Corporation (UNP)                        1.63%
10.  International Business Machines Corporation (IBM)      1.57%

Portfolio holdings are subject to change, and should not be construed as a recommendation of any security.

   Another positive contributor to the overall return was German software company SAP AG. SAP reaped benefits from an improved environment for software spending as well as from a general improvement in the business pace of the software industry.

   The most compelling domestic investment opportunities were found in the consumer discretionary and technology sectors. The increase in consumer confidence, and therefore consumer spending, drove performance in these

[CHART]

GROWTH OF $10,000 INVESTMENT

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in Class F shares of Dreyfus Founders Worldwide Growth Fund on 12/31/93 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance assumes the reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund offers multiple classes of shares. Performance shown is for Class F, which is open only to grandfathered investors. The Fund's performance in the graph takes into account all applicable Class F fees and expenses. These figures do not reflect the maximum sales charges applicable to Class A, B, C, or T shares of the Fund. For these share classes, applying these charges will result in lower returns for investors.

   The Morgan Stanley Capital International (MSCI) World Index is an arithmetical average of the performance of selected securities listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand, and the Far East. Total return figures for this index assume change in share price and reinvestment of dividends after the deduction of local taxes, but do not reflect the costs of managing a mutual fund. Further information related to Fund performance is contained elsewhere in this report.

sectors. Strong stock selection buoyed overall Fund performance with names such as BEST BUY COMPANY, INC., ROYAL CARIBBEAN CRUISES LIMITED, and ESTEE LAUDER COMPANIES, INC. among the top contributors. Solid execution and market share gains from primary competitors drove Best Buy's success. The company also benefited from a recovery in consumer spending and some desirable new product cycles such as digital photography and HDTV. Performance by Royal Caribbean Cruises, one of the Fund's largest holdings, was spurred by an improvement in demand for leisure travel, solid execution and excellent product positioning.

   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03

                                           1         5        10        SINCE
CLASS (INCEPTION DATE)                    YEAR     YEARS    YEARS     INCEPTION
-------------------------------------------------------------------------------
Class A Shares  (12/31/99)
  With sales charge (5.75%)               28.88%      --       --      (14.62%)
  Without sales charge                    36.78%      --       --      (13.35%)
Class B Shares  (12/31/99)
  With redemption*                        31.71%      --       --      (14.51%)
  Without redemption                      35.71%      --       --      (13.99%)
Class C Shares  (12/31/99)
  With redemption**                       34.80%      --       --      (14.39%)
  Without redemption                      35.80%      --       --      (14.39%)
Class F Shares  (12/29/89)                36.97%   (3.37%)   3.22%       7.07%
Class R Shares  (12/31/99)                37.44%      --       --      (12.92%)
Class T Shares  (12/31/99)
  With sales charge (4.50%)               29.90%      --       --      (15.56%)
  Without sales charge                    35.99%      --       --      (14.58%)

Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.founders.com for the most recent returns.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, but do reflect the reinvestment of dividends and capital gain distributions, expense limits for certain share classes, and adjustments for financial statement purposes. Part of the Fund's historical performance is due to the purchase of securities sold in initial public offerings (IPOs). There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

   *The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years, at which time the Class B shares convert to Class A shares.

   **The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

   Additionally, some domestic holdings within the technology sector favorably impacted performance with companies such as INTEL CORPORATION, VERITAS SOFTWARE CORPORATION and CISCO SYSTEMS, INC., positively contributing to the Fund's overall return. Intel benefited from robust demand for personal computers driven primarily by consumers, while Cisco Systems gained from both product introductions and a rebound in enterprise spending on networking equipment.

WHAT MANAGEMENT DECISIONS HINDERED PERFORMANCE DURING THE YEAR?

Three stocks proved to be among the most detrimental to the Fund's annual performance relative to the benchmark, even though they were sold shortly after Messrs. Browne and LeVan assumed management of the international portion of the portfolio in March: Amvescap PLC, Satyam Computer Services Limited and Fast Retailing Company Limited. Britain's Amvescap, one of the largest independent global investment managers; Satyam Computer Services Limited, a leading global information technology services and consulting company based in India; and Fast Retailing, a Japanese retailing company, were all down in excess of 30% in the first quarter, with active exposures in the Fund between 1.7% to 2% for each holding.

[CHART]

PORTFOLIO COMPOSITION

United States         51.87%
Japan                  9.48%
United Kingdom         9.32%
Germany                4.33%
France                 3.09%
Canada                 2.90%
Switzerland            2.26%
Netherlands            2.25%
Other Countries       11.70%
Cash & Equivalents     2.80%

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security. Opinions regarding sectors, industries, companies, and/or themes are those of the portfolio managers and are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

   Domestically, weak stock selection in various sectors detracted from overall Fund performance during the year, with BMC Software, Inc., Kohl's Corporation, and Medimmune, Inc. creating some of the largest hits. A provider of e-business systems management software, BMC Software exhibited sluggish sales trends for their software products during most of 2003, and revised earnings expectations lower. An operator of specialty department stores, Kohl's also posted sluggish sales trends and lower margins as consumers shifted spending to other retailers. Biotechnology issue Medimmune saw its stock price drop slightly as the launch of the company's new product, the nasal flu vaccine FluMist, proved to be disappointing. A relatively high price combined with restrictive handling requirements and limited distribution resulted in poor demand for the product.

In conclusion, we will continue to rely on our bottom-up research process to seek companies throughout the world that we believe are capable of posting strong future revenue and earnings growth at valuations that make sense.


/s/ Remi J. Browne

Remi J. Browne, CFA
Co-Portfolio Manager


/s/ John B. Jares

John B. Jares, CFA
Co-Portfolio Manager


/s/ Daniel B. LeVan

Daniel B. LeVan, CFA
Co-Portfolio Manager

STATEMENT OF INVESTMENTS
December 31, 2003

SHARES                                                                MARKET VALUE
----------------------------------------------------------------------------------
COMMON STOCKS (DOMESTIC)-51.9%

AEROSPACE & DEFENSE-1.0%
       5,275   General Dynamics Corporation                           $    476,804
       9,725   Lockheed Martin Corporation                                 499,865
                                                                      ------------
                                                                           976,669
                                                                      ------------
AIRLINES-1.0%
      32,075   AMR Corporation*                                            415,371
      39,300   Northwest Airlines Corporation Class A*                     495,966
                                                                      ------------
                                                                           911,337
                                                                      ------------
ALUMINUM-1.0%
      23,625   Alcoa, Inc.                                                 897,750
                                                                      ------------
APPAREL RETAIL-0.6%
      24,400   Gap, Inc.                                                   566,324
                                                                      ------------
BIOTECHNOLOGY-1.7%
      28,375   Gilead Sciences, Inc.*                                    1,649,723
                                                                      ------------
BROADCASTING & CABLE TV-1.2%
      20,450   Comcast Corporation Special Class A*                        639,676
      13,875   Cox Communications, Inc. Class A*                           477,994
                                                                      ------------
                                                                         1,117,670
                                                                      ------------
CASINOS & GAMING-0.8%
      17,175   Mandalay Resort Group                                       768,066
                                                                      ------------
COMMUNICATIONS EQUIPMENT-0.9%
      35,375   Cisco Systems, Inc.*                                        859,259
                                                                      ------------
COMPUTER & ELECTRONICS RETAIL-0.7%
      12,562   Best Buy Company, Inc.                                      656,239
                                                                      ------------
COMPUTER HARDWARE-1.6%
      16,100   International Business Machines Corporation               1,492,148
                                                                      ------------
COMPUTER STORAGE & PERIPHERALS-0.3%
      25,325   EMC Corporation*                                            327,199
                                                                      ------------

[SIDENOTE]

GUIDE TO UNDERSTANDING FOREIGN HOLDINGS

The following abbreviations are used throughout the Statement of Investments to indicate the country of origin of non-U.S. holdings:

AU  Australia
AT  Austria
BD  Bermuda
BE  Belgium
BR  Brazil
CA  Canada
CI  Channel Islands
CN  China
DE  Denmark
FI  Finland
FR  France
GE  Germany
GR  Greece
HK  Hong Kong
ID  Indonesia
IE  Ireland
IN  India
IS  Israel
IT  Italy
JA  Japan
KR  South Korea
LU  Luxembourg
MA  Malaysia
NE  Netherlands
NW  Norway
PT  Portugal
PU  Puerto Rico
SA  South Africa
SG  Singapore
SP  Spain
SW  Sweden
SZ  Switzerland
TH  Thailand
TW  Taiwan
UK  United Kingdom
VI  Virgin Islands

SHARES                                                                MARKET VALUE
----------------------------------------------------------------------------------
CONSUMER FINANCE-2.0%
      75,000   MBNA Corporation                                       $  1,863,750
                                                                      ------------
DATA PROCESSING & OUTSOURCED SERVICES-1.1%
      26,450   Fiserv, Inc.*                                             1,045,040
                                                                      ------------
DEPARTMENT STORES-1.7%
      12,550   Kohl's Corporation*                                         563,997
      13,850   Nordstrom, Inc.                                             475,055
      12,325   Sears Roebuck & Company                                     560,664
                                                                      ------------
                                                                         1,599,716
                                                                      ------------
DIVERSIFIED BANKS-2.0%
      21,200   Bank One Corporation                                        966,508
      15,125   Wells Fargo & Company                                       890,711
                                                                      ------------
                                                                         1,857,219
                                                                      ------------
DRUG RETAIL-1.5%
      38,425   Walgreen Company                                          1,397,902
                                                                      ------------
GOLD-0.8%
      15,650   Newmont Mining Corporation                                  760,747
                                                                      ------------
HEALTHCARE EQUIPMENT-0.7%
      19,400   Boston Scientific Corporation*                              713,144
                                                                      ------------
HOME IMPROVEMENT RETAIL-0.6%
      15,325   Home Depot, Inc.                                            543,884
                                                                      ------------
HOTELS, RESORTS & CRUISE LINES-0.5%
      12,150   Carnival Corporation                                        482,720
                                                                      ------------
HYPERMARKETS & SUPER CENTERS-0.5%
       8,750   Wal-Mart Stores, Inc.                                       464,188
                                                                      ------------
INDUSTRIAL CONGLOMERATES-2.3%
      69,325   General Electric Company                                  2,147,689
                                                                      ------------
INDUSTRIAL GASES-1.4%
      33,700   Praxair, Inc.                                             1,287,340
                                                                      ------------
INDUSTRIAL MACHINERY-0.9%
      10,250   Illinois Tool Works, Inc.                                   860,078
                                                                      ------------
INVESTMENT BANKING & BROKERAGE-0.6%
       6,125   Goldman Sachs Group, Inc.                                   604,721
                                                                      ------------
LEISURE FACILITIES-2.3%
      61,225   Royal Caribbean Cruises Limited                           2,130,018
                                                                      ------------
MOVIES & ENTERTAINMENT-1.5%
      62,400   Walt Disney Company                                       1,455,792
                                                                      ------------
MULTI-LINE INSURANCE-1.0%
      14,375   American International Group, Inc.                          952,775
                                                                      ------------
OIL & GAS EQUIPMENT & SERVICES-0.8%
      18,325   Smith International, Inc.*                                  760,854
                                                                      ------------
OTHER DIVERSIFIED FINANCIAL SERVICES-1.1%
      21,583   Citigroup, Inc.                                           1,047,639
                                                                      ------------

* NON-INCOME PRODUCING.

  SEE NOTES TO FINANCIAL STATEMENTS.

SHARES                                                                MARKET VALUE
----------------------------------------------------------------------------------
PERSONAL PRODUCTS-1.7%
      40,200   Estee Lauder Companies, Inc. Class A                   $  1,578,252
                                                                      ------------
PHARMACEUTICALS-2.5%
       8,650   Johnson & Johnson                                           446,859
      28,137   Pfizer, Inc.                                                994,080
      22,950   Wyeth                                                       974,228
                                                                      ------------
                                                                         2,415,167
                                                                      ------------
RAILROADS-1.6%
      22,200   Union Pacific Corporation                                 1,542,456
                                                                      ------------
SEMICONDUCTOR EQUIPMENT-0.7%
      11,300   KLA-Tencor Corporation*                                     662,971
                                                                      ------------
SEMICONDUCTORS-6.6%
      55,550   Intel Corporation                                         1,788,710
      35,025   Linear Technology Corporation                             1,473,502
      38,575   Maxim Integrated Products, Inc.                           1,921,035
      28,125   Xilinx, Inc.*                                             1,089,563
                                                                      ------------
                                                                         6,272,810
                                                                      ------------
SOFT DRINKS-0.5%
       9,725   Coca-Cola Company                                           493,544
                                                                      ------------
SPECIALTY STORES-1.0%
      20,375   Tiffany & Company                                           920,950
                                                                      ------------
SYSTEMS SOFTWARE-3.2%
       8,000   Adobe Systems, Inc.                                         314,400
     130,275   Oracle Corporation*                                       1,719,630
      28,125   VERITAS Software Corporation*                             1,045,125
                                                                      ------------
                                                                         3,079,155
                                                                      ------------
TOTAL COMMON STOCKS (DOMESTIC)
(COST-$40,563,804)                                                      49,162,905
                                                                      ------------
COMMON STOCKS (FOREIGN)-45.3%
AEROSPACE & DEFENSE-0.3%
       9,800   Gamesa Corporacion Tecnologica SA (SP)                      322,505
                                                                      ------------
APPLICATION SOFTWARE-2.2%
       4,520   SAP AG (GE)                                                 762,836
      30,975   SAP AG Sponsored ADR (GE)                                 1,287,321
                                                                      ------------
                                                                         2,050,157
                                                                      ------------
AUTO PARTS & EQUIPMENT-0.5%
       8,400   Canadian Tire Corporation Limited Class A (CA)              256,427
       7,000   NOK Corporation (JA)                                        254,735
                                                                      ------------
                                                                           511,162
                                                                      ------------
AUTOMOBILE MANUFACTURERS-1.3%
      32,400   Nissan Motor Company Limited (JA)                           370,044
       4,900   Renault SA (FR)                                             338,080
      15,100   Toyota Motor Corporation (JA)                               510,049
                                                                      ------------
                                                                         1,218,173
                                                                      ------------

SHARES                                                                MARKET VALUE
----------------------------------------------------------------------------------
BIOTECHNOLOGY-0.6%
       2,900   Actelion Limited (SZ)*                                 $    313,026
      11,800   QLT, Inc. (CA)*                                             223,710
                                                                      ------------
                                                                           536,736
                                                                      ------------
BREWERS-0.7%
      21,000   Asahi Breweries Limited (JA)                                191,444
      27,000   Fraser & Neave Limited (SG)                                 200,318
      11,400   Orkla ASA (NW)                                              255,321
                                                                      ------------
                                                                           647,083
                                                                      ------------
BROADCASTING & CABLE TV-0.5%
      18,800   Mediaset SPA (IT)                                           223,380
      57,500   Seven Network Limited (AU)                                  265,578
                                                                      ------------
                                                                           488,958
                                                                      ------------
COMMUNICATIONS EQUIPMENT-1.2%
      16,300   Nokia Oyj (FI)                                              281,878
      28,300   Nokia Oyj Sponsored ADR (FI)                                481,100
       3,616   Sagem SA (FR)                                               387,461
                                                                      ------------
                                                                         1,150,439
                                                                      ------------
COMPUTER STORAGE & PERIPHERALS-1.0%
      23,100   ATI Technologies, Inc. (CA)*                                348,386
       5,300   Logitech International SA (SZ)*                             229,261
       8,500   Seiko Epson Corporation (JA)                                396,566
                                                                      ------------
                                                                           974,213
                                                                      ------------
CONSTRUCTION & ENGINEERING-0.1%
       2,600   ACS, Actividades de Construccion y Servicios SA (SP)        126,917
                                                                      ------------
CONSTRUCTION MATERIALS-0.2%
      50,500   Boral Limited (AU)                                          193,294
                                                                      ------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS-0.3%
      10,200   Volvo AB Class B (SW)                                       311,870
                                                                      ------------
CONSUMER ELECTRONICS-1.2%
      25,000   Casio Computer Company Limited (JA)                         264,533
      10,300   Koninklijke (Royal) Philips Electronics NV (NE)             300,763
      36,000   Sharp Corporation (JA)                                      568,032
                                                                      ------------
                                                                         1,133,328
                                                                      ------------
DIVERSIFIED BANKS-7.3%
      10,700   ABN AMRO Holding NV (NE)                                    250,359
      38,000   Alpha Bank AE (GR)                                        1,149,395
      42,400   Anglo Irish Bank Corporation PLC (IE)                       669,051
      90,302   Banca Intesa SPA (IT)                                       353,098
     116,271   Barclays PLC (UK)                                         1,037,093
      10,589   BNP Paribas SA (FR)                                         666,754
      45,100   HBOS PLC (UK)                                               584,136
       7,600   Jyske Bank SA (DE)*                                         401,680
          69   Mitsubishi Tokyo Financial Group, Inc. (JA)                 538,248
      25,088   Royal Bank of Scotland Group PLC (UK)                       739,256

* NON-INCOME PRODUCING.

  ADR - AMERICAN DEPOSITARY RECEIPT

  SEE NOTES TO FINANCIAL STATEMENTS.

SHARES                                                                MARKET VALUE
----------------------------------------------------------------------------------
DIVERSIFIED BANKS (CONTINUED)
      17,400   Skandinaviska Enskilda Banken (SW)                     $    256,334
       2,800   Societe Generale (FR)                                       247,225
                                                                      ------------
                                                                         6,892,629
                                                                      ------------
DIVERSIFIED CAPITAL MARKETS-0.8%
      13,900   Credit Suisse Group (SZ)                                    508,550
       3,744   UBS AG (SZ)                                                 256,401
                                                                      ------------
                                                                           764,951
                                                                      ------------
DIVERSIFIED METALS & MINING-0.3%
      28,000   BHP Billiton PLC (UK)                                       244,612
                                                                      ------------
ELECTRIC UTILITIES-1.0%
       6,900   E.ON AG (GE)                                                451,964
      13,073   Endesa SA (SP)                                              251,467
      24,300   Fortum Oyj (FI)                                             250,724
                                                                      ------------
                                                                           954,155
                                                                      ------------
ELECTRICAL COMPONENTS & EQUIPMENT-0.3%
      29,000   Sumitomo Electric Industries Limited (JA)                   259,233
                                                                      ------------
ELECTRONIC EQUIPMENT MANUFACTURERS-1.0%
       1,700   Keyence Corporation (JA)                                    358,337
       8,300   TDK Corporation (JA)                                        597,891
                                                                      ------------
                                                                           956,228
                                                                      ------------
FOOD RETAIL-1.0%
       8,400   Delhaize Group (BE)                                         432,079
      16,100   Metro, Inc. Class A (CA)                                    272,839
      57,900   Tesco PLC (UK)                                              267,163
                                                                      ------------
                                                                           972,081
                                                                      ------------
HEALTHCARE DISTRIBUTORS-0.3%
       8,100   Suzuken Company Limited (JA)                                263,021
                                                                      ------------
HEALTHCARE EQUIPMENT-0.3%
      32,800   Getinge AB Class B (SW)                                     314,539
                                                                      ------------
HOME FURNISHINGS-0.3%
       6,300   Hunter Douglas NV (NE)                                      294,895
                                                                      ------------
HOMEBUILDING-0.3%
      26,600   Barratt Developments PLC (UK)                               258,571
                                                                      ------------
HOUSEHOLD PRODUCTS-0.2%
       9,550   Reckitt Benckiser PLC (UK)                                  216,097
                                                                      ------------
HOUSEWARES & SPECIALTIES-0.7%
       7,600   Citizen Electronics Company Limited (JA)                    691,425
                                                                      ------------
HYPERMARKETS & SUPER CENTERS-0.5%
      11,700   Metro AG (GE)                                               516,524
                                                                      ------------
INDUSTRIAL CONGLOMERATES-0.3%
      71,700   Keppel Corporation Limited (SG)                             257,534
                                                                      ------------
INDUSTRIAL MACHINERY-0.4%
       7,400   Saurer AG (SZ)*                                             328,477
                                                                      ------------

SHARES                                                                MARKET VALUE
----------------------------------------------------------------------------------
INTEGRATED OIL & GAS-2.2%
      75,642   BP PLC (UK)                                            $    613,423
       1,300   OMV AG (AT)                                                 193,623
       9,200   Repsol YPF SA (SP)                                          179,405
      62,100   Shell Transport & Trading Company PLC (UK)                  461,915
       3,500   Total SA (FR)                                               650,732
                                                                      ------------
                                                                         2,099,098
                                                                      ------------
INTEGRATED TELECOMMUNICATION SERVICES-2.5%
      72,300   BT Group PLC (UK)                                           243,653
      20,100   Deutsche Telekom AG (GE)*                                   368,635
      29,300   Koninklijke NV (NE)*                                        226,181
      11,000   TDC AS Class B (DE)                                         396,903
      25,600   Telefonica SA (SP)                                          375,863
      78,400   Telenor ASA (NW)                                            512,626
      49,300   TeliaSonera AB (SW)                                         257,624
                                                                      ------------
                                                                         2,381,485
                                                                      ------------
INVESTMENT BANKING & BROKERAGE-0.5%
      28,000   Nomura Holdings, Inc. (JA)                                  476,813
                                                                      ------------
IT CONSULTING & OTHER SERVICES-0.2%
      48,100   LogicaCMG PLC (UK)                                          220,652
                                                                      ------------
OIL & GAS EXPLORATION & PRODUCTION-1.8%
      75,900   Cairn Energy PLC (UK)*                                      544,860
       5,200   Canadian National Resources Limited (CA)                    263,038
      12,700   Eni SPA (IT)                                                239,647
       3,900   Norsk Hydro ASA (NW)                                        240,643
      10,300   Penn West Petroleum Limited (CA)                            383,929
                                                                      ------------
                                                                         1,672,117
                                                                      ------------
OTHER DIVERSIFIED FINANCIAL SERVICES-0.5%
      11,000   ING Groep NV (NE)                                           256,546
       9,200   Sun Life Financial, Inc. (CA)                               229,947
                                                                      ------------
                                                                           486,493
                                                                      ------------
PACKAGED FOODS & MEATS-0.7%
       1,500   Groupe Danone (FR)                                          244,828
      20,000   Nisshin Seifun Group, Inc. (JA)                             178,035
     243,000   Want Want Holdings Limited (SG)                             230,850
                                                                      ------------
                                                                           653,713
                                                                      ------------
PHARMACEUTICALS-4.3%
       7,100   AstraZeneca Group PLC (UK)                                  340,637
       6,000   Aventis SA (FR)                                             396,569
      18,200   Axcan Pharma, Inc. (CA)*                                    285,189
      17,800   Eisai Company Limited (JA)                                  480,004
      47,900   Galen Holdings PLC (UK)                                     613,113
      19,152   GlaxoSmithKline PLC (UK)                                    438,857
      11,088   Novartis AG (SZ)                                            503,389
      13,000   Ono Pharmaceuticals Company Limited (JA)                    488,849
      27,000   Shire Pharmaceuticals Group PLC (UK)*                       262,218
       5,900   Takeda Chemical Industries Limited (JA)                     233,974
                                                                      ------------
                                                                         4,042,799
                                                                      ------------

* NON-INCOME PRODUCING.

  SEE NOTES TO FINANCIAL STATEMENTS.

SHARES                                                                MARKET VALUE
----------------------------------------------------------------------------------
PRECIOUS METALS & MINERALS-0.4%
      17,300   ThyssenKrupp AG (GE)                                   $    342,596
                                                                      ------------
PROPERTY & CASUALTY INSURANCE-0.9%
     101,600   QBE Insurance Group Limited (AU)                            811,453
                                                                      ------------
PUBLISHING-0.2%
      27,700   Johnston Press PLC (UK)                                     230,957
                                                                      ------------
RAILROADS-0.5%
       7,700   Canadian National Railway Company (CA)                      487,256
                                                                      ------------
REAL ESTATE INVESTMENT TRUSTS-0.6%
         110   Sumitomo Mitsui Financial Group, Inc. (JA)                  586,078
                                                                      ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT-0.2%
       2,900   Wereldhave NV (NE)                                          217,098
                                                                      ------------
SEMICONDUCTOR EQUIPMENT-0.6%
      29,075   ASM Lithography Holding NV NY Shares (NE)*                  582,954
                                                                      ------------
THRIFTS & MORTGAGE FINANCE-0.3%
      23,000   Northern Rock PLC (UK)                                      293,779
                                                                      ------------
TIRES & RUBBER-0.4%
       9,900   Continental AG (GE)                                         376,869
                                                                      ------------
TRADING COMPANIES & DISTRIBUTORS-0.3%
      23,000   Mitsubishi Corporation (JA)                                 243,800
                                                                      ------------
TRUCKING-0.3%
      37,000   Seino Transportation Company Limited (JA)                   305,888
                                                                      ------------
WIRELESS TELECOMMUNICATION SERVICES-2.8%
          79   KDDI Corporation (JA)                                       452,608
         121   NTT DoCoMo, Inc. (JA)                                       274,358
      71,200   Telecom Italia Mobile SPA (IT)                              387,074
      25,100   Telefonica Moviles SA (SP)*                                 262,144
     491,975   Vodafone Group PLC (UK)                                   1,219,809
                                                                      ------------
                                                                         2,595,993
                                                                      ------------
TOTAL COMMON STOCKS (FOREIGN)
(COST-$31,000,664)                                                      42,957,698
                                                                      ------------

PRINCIPAL AMOUNT                                                    AMORTIZED COST
----------------------------------------------------------------------------------
U.S. AGENCY DISCOUNT NOTES-3.1%
$  2,900,000   Federal National Mortgage Association
               0.75% 1/2/04                                           $  2,899,940
                                                                      ------------
TOTAL U.S. AGENCY DISCOUNT NOTES
(AMORTIZED COST-$2,899,940)                                              2,899,940
                                                                      ------------
TOTAL INVESTMENTS-100.3%
(TOTAL COST-$74,464,408)                                                95,020,543
OTHER ASSETS AND LIABILITIES-(0.3%)                                       (241,807)
                                                                      ------------
NET ASSETS-100.0%                                                     $ 94,778,736
                                                                      ============

* NON-INCOME PRODUCING.

  SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003

ASSETS
Investment securities, at cost                                                     $   74,464,408
                                                                                   --------------
Investment securities, at market                                                       95,020,543
Cash                                                                                      289,685
Foreign currency (cost $1,021)                                                              1,029
Receivables:
  Capital shares sold                                                                     141,932
  Dividends                                                                               101,875
Other assets                                                                               74,529
                                                                                   --------------
    Total Assets                                                                       95,629,593
                                                                                   --------------
LIABILITIES
Payables and other liabilities:
  Investment securities purchased                                                         401,335
  Capital shares redeemed                                                                 185,355
  Advisory fees                                                                            78,846
  Shareholder servicing fees                                                                9,392
  Accounting fees                                                                           6,151
  Distribution fees                                                                        18,971
  Transfer agency fees                                                                     15,352
  Custodian fees                                                                            4,455
  Other                                                                                   131,000
                                                                                   --------------
    Total Liabilities                                                                     850,857
                                                                                   --------------
Net Assets                                                                         $   94,778,736
                                                                                   ==============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus)                                            $  158,449,758
Accumulated net investment loss                                                           (14,782)
Accumulated net realized loss from security transactions                              (84,219,091)
Net unrealized appreciation on investments and
  foreign currency translation                                                         20,562,851
                                                                                   --------------
    Total                                                                          $   94,778,736
                                                                                   ==============

SEE NOTES TO FINANCIAL STATEMENTS.

Net Assets--Class A                                                                $      656,014
Shares Outstanding--Class A                                                                57,666
Net Asset Value, Redemption Price Per Share                                        $        11.38
Maximum offering price per share (net asset value plus sales charge of
  5.75% of offering price)                                                         $        12.07

Net Assets--Class B                                                                $    1,821,058
Shares Outstanding--Class B                                                               165,181
Net Asset Value, Offering and Redemption Price (excluding applicable
  contingent deferred sales charge) Per Share                                      $        11.02

Net Assets--Class C                                                                $      270,969
Shares Outstanding--Class C                                                                25,066
Net Asset Value, Offering and Redemption Price (excluding applicable
  contingent deferred sales charge) Per Share                                      $        10.81

Net Assets--Class F                                                                $   70,565,735
Shares Outstanding--Class F                                                             6,184,127
Net Asset Value, Offering and Redemption Price Per Share                           $        11.41

Net Assets--Class R                                                                $   21,403,811
Shares Outstanding--Class R                                                             1,844,663
Net Asset Value, Offering and Redemption Price Per Share                           $        11.60

Net Assets--Class T                                                                $       61,149
Shares Outstanding--Class T                                                                 5,699
Net Asset Value, Redemption Price Per Share                                        $        10.73
Maximum offering price per share (net asset value plus sales charge of
  4.50% of offering price)                                                         $        11.24

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the year ended December 31, 2003

INVESTMENT INCOME:
  Dividends                                                                        $    1,280,071
  Interest                                                                                 29,612
  Foreign taxes withheld                                                                  (92,028)
                                                                                   --------------
    Total Investment Income                                                             1,217,655
                                                                                   --------------
EXPENSES:
  Advisory fees--Note 2                                                                   814,540
  Shareholder servicing fees--Note 2                                                      118,185
  Accounting fees--Note 2                                                                  62,611
  Distribution fees--Note 2                                                               169,431
  Transfer agency fees--Note 2                                                            113,426
  Registration fees                                                                        66,862
  Postage and mailing expenses                                                             22,329
  Custodian fees and expenses--Note 2                                                      66,896
  Printing expenses                                                                        54,962
  Legal and audit fees                                                                     17,658
  Directors' fees and expenses--Note 2                                                     18,522
  Other expenses                                                                           34,367
                                                                                   --------------
    Total Expenses                                                                      1,559,789
    Earnings Credits                                                                       (1,074)
    Waived Expenses                                                                       (12,364)
    Expense Offset to Broker Commissions                                                   (4,253)
                                                                                   --------------
    Net Expenses                                                                        1,542,098
                                                                                   --------------
  Net Investment Loss                                                                    (324,443)
                                                                                   --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITY
TRANSACTIONS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) on :
Security transactions                                                                     (67,528)
Foreign currency transactions                                                               6,544
                                                                                   --------------
Net Realized Loss                                                                         (60,984)
Net Change in Unrealized Appreciation/Depreciation of Investments
and Foreign Currency Translation                                                       26,608,251
                                                                                   --------------
  Net Realized and Unrealized Gain                                                     26,547,267
                                                                                   --------------
Net Increase in Net Assets Resulting from Operations                               $   26,222,824
                                                                                   ==============

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                           YEAR ENDED        YEAR ENDED
                                                            12/31/03          12/31/02
                                                         --------------    --------------
OPERATIONS
Net Investment Loss                                      $     (324,443)   $     (493,713)
Net Realized Loss                                               (60,984)      (21,248,091)
Net Change in Unrealized Appreciation/Depreciation of
Investments and Foreign Currency Translation                 26,608,251       (11,501,638)
                                                         --------------    --------------
  Net Increase (Decrease) in Net Assets Resulting from
    Operations                                               26,222,824       (33,243,442)
                                                         --------------    --------------

CAPITAL SHARE TRANSACTIONS
Net Increase (Decrease)--Note 4
  Class A                                                       (95,963)         (185,979)
  Class B                                                      (128,745)           (3,433)
  Class C                                                       (25,117)          (61,045)
  Class F                                                    (9,169,160)      (14,839,943)
  Class R                                                     1,759,076           225,695
  Class T                                                        (2,291)          (19,951)
                                                         --------------    --------------
Net Decrease from Capital Share Transactions                 (7,662,200)      (14,884,656)
                                                         --------------    --------------
Net Increase (Decrease) in Net Assets                        18,560,624       (48,128,098)

NET ASSETS
  Beginning of year                                      $   76,218,112    $  124,346,210
                                                         --------------    --------------
  End of year (including accumulated net investment
  loss of $14,782 and $0, respectively)                  $   94,778,736    $   76,218,112
                                                         ==============    ==============

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                     YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------
                                                        2003           2002           2001           2000
                                                     ----------     ----------     ----------     ----------
CLASS A SHARES
Net Asset Value, beginning of year                   $     8.32     $    11.71     $    15.78     $    25.18
Income from investment operations:
    Net investment loss                                   (0.10)         (0.15)         (0.09)         (0.09)
    Net realized and unrealized gains
      (losses) on securities                               3.16          (3.24)         (3.98)         (5.44)
                                                     ----------     ----------     ----------     ----------
        Total from investment
          operations                                       3.06          (3.39)         (4.07)         (5.53)
Less dividends and distributions:
    From net investment income                             0.00           0.00           0.00           0.00
    From net realized gains                                0.00           0.00           0.00          (3.87)
                                                     ----------     ----------     ----------     ----------
        Total distributions                                0.00           0.00           0.00          (3.87)

Net Asset Value, end of year                         $    11.38     $     8.32     $    11.71     $    15.78
                                                     ==========     ==========     ==========     ==========

Total return*                                             36.78%        (28.95%)       (25.79%)       (21.82%)

Ratios/Supplemental Data
    Net assets, end of year (000s)                   $      656     $      543     $    1,003     $      800
    Net expenses to average net assets#,+                  2.03%          2.06%          2.09%          1.41%
    Gross expenses to average net assets#,+                2.03%          2.06%          2.10%          1.43%
    Net investment loss to average
      net assets+                                         (0.55%)        (0.77%)        (0.96%)        (0.35%)
    Portfolio turnover rate@                                138%           211%           145%           210%

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

+ Certain fees were waived by the custodian for the year ended December 31, 2003. Had these fees not been waived, the net expense ratio would have been 2.04%. The gross expense ratio would have been 2.04%. The net investment loss ratio would have been (0.56%).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                     YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------
                                                        2003           2002           2001           2000
                                                     ----------     ----------     ----------     ----------
CLASS B SHARES
Net Asset Value, beginning of year                   $     8.12     $    11.52     $    15.57     $    25.18
Income from investment operations:
    Net investment loss                                   (0.16)         (0.14)         (0.15)         (0.11)
    Net realized and unrealized gains
      (losses) on securities                               3.06          (3.26)         (3.90)         (5.63)
                                                     ----------     ----------     ----------     ----------
        Total from investment
          operations                                       2.90          (3.40)         (4.05)         (5.74)
Less dividends and distributions:
    From net investment income                             0.00           0.00           0.00           0.00
    From net realized gains                                0.00           0.00           0.00          (3.87)
                                                     ----------     ----------     ----------     ----------
        Total distributions                                0.00           0.00           0.00          (3.87)

Net Asset Value, end of year                         $    11.02     $     8.12     $    11.52     $    15.57
                                                     ==========     ==========     ==========     ==========
Total return*                                             35.71%        (29.51%)       (26.01%)       (22.67%)
Ratios/Supplemental Data
    Net assets, end of year (000s)                   $    1,821     $    1,459     $    2,089     $    2,329
    Net expenses to average net assets#,+                  2.80%          2.70%          2.53%          2.21%
    Gross expenses to average net assets#,+                2.80%          2.71%          2.54%          2.25%
    Net investment loss to average
      net assets+                                         (1.30%)        (1.41%)        (1.43%)        (1.40%)
    Portfolio turnover rate@                                138%           211%           145%           210%

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

+ Certain fees were waived by the custodian for the year ended December 31, 2003. Had these fees not been waived, the net expense ratio would have been 2.82%. The gross expense ratio would have been 2.82%. The net investment loss ratio would have been (1.32%).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                     YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------
                                                        2003           2002           2001           2000
                                                     ----------     ----------     ----------     ----------
CLASS C SHARES
Net Asset Value, beginning of year                   $     7.96     $    11.34     $    15.56     $    25.18
Income from investment operations:
    Net investment loss                                   (0.20)         (0.30)         (0.30)         (0.11)
    Net realized and unrealized gains
      (losses) on securities                               3.05          (3.08)         (3.92)         (5.64)
                                                     ----------     ----------     ----------     ----------
        Total from investment
          operations                                       2.85          (3.38)         (4.22)         (5.75)
Less dividends and distributions:
    From net investment income                             0.00           0.00           0.00           0.00
    From net realized gains                                0.00           0.00           0.00          (3.87)
                                                     ----------     ----------     ----------     ----------
        Total distributions                                0.00           0.00           0.00          (3.87)

Net Asset Value, end of year                         $    10.81     $     7.96     $    11.34     $    15.56
                                                     ==========     ==========     ==========     ==========

Total return*                                             35.80%        (29.81%)       (27.12%)       (22.70%)

Ratios/Supplemental Data
    Net assets, end of year (000s)                   $      271     $      218     $      380     $      375
    Net expenses to average net assets#,+                  2.82%          3.33%          4.17%          2.21%
    Gross expenses to average net assets#,+                2.82%          3.33%          4.18%          2.25%
    Net investment loss to average
      net assets,+                                        (1.34%)        (2.05%)        (3.07%)        (1.31%)
    Portfolio turnover rate@                                138%           211%           145%           210%

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

+ Certain fees were waived by the custodian or reimbursed by the management company for the years ended December 31, 2003 and 2002. Had these fees not been waived or reimbursed, the net expense ratios would have been 2.84%
   (2003) and 3.40% (2002). The gross expense ratios would have been 2.84%
   (2003) and 3.40 (2002)%. The net investment loss ratios would have been (1.36%) (2003) and (2.12%) (2002).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                            YEAR ENDED DECEMBER 31,
                                                     --------------------------------------------------------------------
                                                        2003           2002           2001           2000         1999
                                                     ----------     ----------     ----------     ----------   ----------
CLASS F SHARES
Net Asset Value, beginning of year                   $     8.33     $    11.72     $    15.69     $    25.17   $    22.06
Income from investment operations:
    Net investment loss                                   (0.13)         (0.13)         (0.14)         (0.16)       (0.06)
    Net realized and unrealized
      gains (losses) on securities                         3.21          (3.26)         (3.83)         (5.45)       10.11
                                                     ----------     ----------     ----------     ----------   ----------
         Total from investment
           operations                                      3.08          (3.39)         (3.97)         (5.61)       10.05
Less dividends and distributions:
    From net investment income                             0.00           0.00           0.00           0.00         0.00
    From net realized gains                                0.00           0.00           0.00          (3.87)       (6.94)
                                                     ----------     ----------     ----------     ----------   ----------
         Total distributions                               0.00           0.00           0.00          (3.87)       (6.94)

Net Asset Value, end of year                         $    11.41     $     8.33     $    11.72     $    15.69   $    25.17
                                                     ==========     ==========     ==========     ==========   ==========

Total return                                              36.97%        (28.92%)       (25.30%)       (22.14%)      48.78%

Ratios/Supplemental Data
    Net assets, end of year (000s)                   $   70,566     $   59,890     $  101,592     $  176,405   $  284,839
    Net expenses to average
      net assets#,+                                        1.97%          1.84%          1.60%          1.52%        1.53%
    Gross expenses to average
      net assets#,+                                        1.97%          1.84%          1.61%          1.54%        1.55%
    Net investment loss to average
      net assets+                                         (0.47%)        (0.55%)        (0.50%)        (0.67%)      (0.27%)
    Portfolio turnover rate@                                138%           211%           145%           210%         157%

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

+ Certain fees were waived by the custodian for the year ended December 31, 2003. Had these fees not been waived, the net expense ratio would have been 1.98%. The gross expense ratio would have been 1.98%. The net investment loss ratio would have been (0.48%).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                     YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------
                                                        2003           2002           2001           2000
                                                     ----------     ----------     ----------     ----------
CLASS R SHARES
Net Asset Value, beginning of year                   $     8.44     $    11.81     $    15.75     $    25.18
Income from investment operations:
    Net investment loss                                   (0.00)+        (0.01)         (0.02)         (0.00)+
    Net realized and unrealized gains
      (losses) on securities                               3.16          (3.36)         (3.92)         (5.56)
                                                     ----------     ----------     ----------     ----------
        Total from investment
          operations                                       3.16          (3.37)         (3.94)         (5.56)
Less dividends and distributions:
    From net investment income                             0.00           0.00           0.00           0.00
    From net realized gains                                0.00           0.00           0.00          (3.87)
                                                     ----------     ----------     ----------     ----------
        Total distributions                                0.00           0.00           0.00          (3.87)

Net Asset Value, end of year                         $    11.60     $     8.44     $    11.81     $    15.75
                                                     ==========     ==========     ==========     ==========

Total return                                              37.44%        (28.54%)       (25.02%)       (21.94%)
Ratios/Supplemental Data
    Net assets, end of year (000s)                   $   21,404     $   14,060     $   19,193     $   27,611
    Net expenses to average net assets#,+                  1.51%          1.41%          1.24%          1.22%
    Gross expenses to average net assets#,+                1.51%          1.41%          1.25%          1.26%
    Net investment loss to average
      net assets+                                         (0.03%)        (0.13%)        (0.14%)        (0.49%)
    Portfolio turnover rate@                                138%           211%           145%           210%

+ Net investment loss for the years ended December 31, 2003 and 2000 aggregated less than $0.01 on a per share basis.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

+ Certain fees were waived by the custodian for the year ended December 31, 2003. Had these fees not been waived, the net expense ratio would have been 1.53%. The gross expense ratio would have been 1.53%. The net investment loss ratio would have been (0.05%).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

Per Share Income and Capital Changes Selected data for each share of capital stock outstanding throughout each year.

                                                                     YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------
                                                        2003           2002           2001           2000
                                                     ----------     ----------     ----------     ----------
CLASS T SHARES
Net Asset Value, beginning of year                   $     7.89     $    11.46     $    15.65     $    25.18
Income from investment operations:
    Net investment loss                                   (0.14)         (0.59)         (0.26)         (0.06)
    Net realized and unrealized gains
      (losses) on securities                               2.98          (2.98)         (3.93)         (5.60)
                                                     ----------     ----------     ----------     ----------
        Total from investment
          operations                                       2.84          (3.57)         (4.19)         (5.66)
Less dividends and distributions:
    From net investment income                             0.00           0.00           0.00           0.00
    From net realized gains                                0.00           0.00           0.00          (3.87)
                                                     ----------     ----------     ----------     ----------
        Total distributions                                0.00           0.00           0.00          (3.87)

Net Asset Value, end of year                         $    10.73     $     7.89     $    11.46     $    15.65
                                                     ==========     ==========     ==========     ==========

Total return*                                             35.99%        (31.15%)       (26.77%)       (22.34%)
Ratios/Supplemental Data
    Net assets, end of year (000s)                   $       61     $       47     $       90     $       48
    Net expenses to average net assets#,+                  2.54%          4.60%          3.74%          1.72%
    Gross expenses to average net assets#,+                2.54%          4.60%          3.75%          1.76%
    Net investment loss to average
      net assets+                                         (1.05%)        (2.88%)        (2.72%)        (0.76%)
    Portfolio turnover rate@                                138%           211%           145%           210%

*  Sales charges are not reflected in the total return.

# Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

+ Certain fees were waived by the custodian or reimbursed by the management company for the years ended December 31, 2003, 2002 and 2001. Had these fees not been waived or reimbursed, the net expense ratios would have been 2.56%
   (2003), 5.48% (2002), and 10.01% (2001). The gross expense ratios would have been 2.56% (2003), 5.48% (2002), and 10.02% (2001). The net investment loss ratios would have been (1.07%) (2003), (3.76%) (2002), and (8.99%) (2001).

@ Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
December 31, 2003

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Founders Funds, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940. Ten series of shares are currently issued: Balanced, Discovery, Government Securities, Growth, Growth and Income, International Equity, Mid-Cap Growth, Money Market, Passport, and Worldwide Growth Funds (the "Funds"). All of the Company's series Funds are diversified portfolios. The following notes pertain to Dreyfus Founders Worldwide Growth Fund (the "Fund"). The Fund offers Class A, Class B, Class C, Class F, Class R, and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase, and Class F and Class R shares are sold at net asset value per share (with Class R shares sold only to eligible institutional investors). Other differences between the classes include services offered to and the expenses borne by each Class. The following significant accounting policies have been consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATIONS--An equity security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded or, in the case of Nasdaq and foreign securities for which an official closing price is provided, at the official closing price. Lacking any sales on that day, the security is valued at the current closing bid price or based on quotes from dealers making a market for the security if the closing bid price is not available. In the event that the closing price of a foreign security is not available in time to calculate the Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day, which may be prior to the close of regular trading in the security. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars.

   Debt securities are valued in accordance with the evaluated bid price supplied by a pricing service approved by the Company's board of directors or, if such prices are not available, at the mean of the bid and asked quotations obtained from securities dealers. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region. The Fund amortizes premiums and discounts on all fixed-income securities.

   If market quotations are not readily available, securities will be valued at their fair value as determined in good faith by the Company's board of directors or pursuant to procedures approved by the board of directors. These situations may include instances where an event occurs after the close of the market on which a security is traded, and it is determined that the event has materially affected the value of the security.

   SECURITY TRANSACTIONS--Security transactions are accounted for as of the date the securities are purchased or sold (trade date). Net realized gains and losses are determined on the basis of identified cost, which is also used for federal income tax purposes.

   FOREIGN SECURITIES AND CURRENCY TRANSACTIONS--Foreign securities may carry more risk than U.S. securities, such as political and currency risks. The Fund normally will invest a large portion of its assets in foreign securities. In the event the Fund executes a foreign security transaction, the Fund may enter into a foreign currency contract to settle the foreign security transaction. The resultant foreign currency gain or loss from the contract is recorded as foreign currency gain or loss and is presented as such in the Statement of Operations. Foreign currency held at December 31, 2003 for settling foreign trades is listed on the Statement of Assets and Liabilities.

   Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on investments and foreign currency translation arises from changes in the values of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

   FEDERAL INCOME TAXES--No provision has been made for federal income taxes since it is the policy of the Fund to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to make distributions of income and capital gains sufficient to relieve it from all income taxes. The Fund is treated as a separate tax entity for federal income tax purposes.

   INVESTMENT INCOME--Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is accrued daily and includes the accretion of discounts and the amortization of premiums over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares and distributes dividends (if any) and capital gains (if any) annually. Dividends and distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

   EXPENSES--Each Class of the Fund bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses based on the relative net assets or the number of shareholder accounts of the Class. The type of expense determines the allocation method.

   The Company's board of directors has authorized the payment of certain Fund expenses with commissions on Fund portfolio transactions. These commissions reduce Other Expenses and are included in the Expense Offset to Broker Commissions in the Statement of Operations.

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. FEES AND TRANSACTIONS WITH AFFILIATES

ADVISORY FEES--Founders Asset Management LLC ("Founders") serves as investment adviser to the Fund. Founders is an indirect wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned financial services company which provides a comprehensive range of financial products and services in domestic and selected international markets.

   In accordance with an investment advisory agreement between the Company and Founders, the Fund compensates Founders for its services as investment adviser by the payment of fees computed daily and paid monthly at the annual rate equal to a percentage of the average daily value of the Fund's net assets. The fee is 1.00% of the first $250 million of net assets, 0.80% of the next $250 million of net assets, and 0.70% of net assets in excess of $500 million.

   SHAREHOLDER SERVICING AND TRANSFER AGENCY FEES FOR CLASS F SHARES--The Company has a shareholder services agreement with Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus", an affiliate of Founders), whereby the Funds have agreed to compensate DSC for providing certain shareholder servicing functions to holders of Class F shares. During the period from May 1, 2003 through December 31, 2003, the Fund paid DSC a monthly fee equal, on an annual basis, to $24.00 per Class F shareholder account considered to be an open account at any time during a given month. Prior to May 1, 2003, the Company had a shareholder services agreement with Founders whereby the Fund paid Founders a monthly fee equal, on an annual basis, to $26.00 per Class F shareholder account considered to be an open account at any time during a given month. During the year ended December 31, 2003, Class F shares were charged $71,824 and $40,250, respectively, pursuant to these shareholder services agreements.

   Dreyfus Transfer, Inc. ("DTI"), a wholly-owned subsidiary of Dreyfus, is the transfer and dividend disbursing agent for all of the Fund's share classes. With the exception of out-of-pocket charges, the fees charged by DTI with respect to the Fund's Class F shares are paid by DSC. The out-of-pocket charges from DTI are paid by the Fund. Prior to May 1, 2003, Investors Trust Company ("ITC") was the transfer and dividend disbursing agent for the Class F shares of the Fund. With the exception of out-of-pocket charges, the fees charged by ITC were paid by Founders. The out-of-pocket charges from ITC were paid by the Fund. During the year ended December 31, 2003, Class F shares paid DTI and ITC $28,643 and $12,628, respectively, for out-of-pocket transfer agent charges.

   TRANSFER AGENCY FEES FOR CLASS A, CLASS B, CLASS C, CLASS R, AND CLASS T SHARES--The fees charged by DTI with respect to the Fund's Class A, B, C, R, and T shares are paid by the Fund. The Fund paid DTI a monthly fee ranging, on an annual basis, from $12.23 to $12.84, per shareholder account considered to be an open account at any time during a given month plus out-of-pocket charges. Class-specific transfer agency fees paid to DTI during the year ended December 31, 2003 were as follows:

                                                                     TRANSFER
                                                                    AGENCY FEES
                                                                  ---------------
Class A                                                              $   1,888
Class B                                                              $   5,202
Class C                                                              $     806
Class R                                                              $   6,868
Class T                                                              $     293

   DISTRIBUTION AND SHAREHOLDER SERVICES PLANS--DSC also is the distributor of the Fund's shares. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class F shares. Under the plan, the Fund is authorized to reimburse DSC for expenses paid for distributing or servicing its Class F shares at an annual rate of up to 0.25% of the value of the average daily net assets of the Fund's Class F shares. During the year ended December 31, 2003, Class F shares were charged $155,738 pursuant to this Distribution Plan.

   The Fund also has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 applicable to its Class B, Class C, and Class T shares. Under this plan, the Fund pays DSC a fee for distributing its Class B and C shares at the annual rate of 0.75% of the value of the average daily net assets of its Class B and C shares, respectively, and pays DSC a fee for distributing its Class T shares at the annual rate of 0.25% of the average daily net assets of its Class T shares.

   In addition, the Fund has adopted a Shareholder Services Plan applicable to its Class A, Class B, Class C, and Class T shares. Under the Shareholder Services Plan, Class A, Class B, Class C, and Class T shares pay DSC an annual fee of 0.25% of the value of their average daily net assets for the provision of certain services.

   Distribution and shareholder servicing fees paid to DSC by the Fund's Class A, B, C, and T shares for the year ended December 31, 2003, were as follows:

                                             DISTRIBUTION    SHAREHOLDER
                                                 FEES       SERVICING FEES
                                             ------------   --------------
Class A                                           N/A         $    1,461
Class B                                       $   11,711      $    3,904
Class C                                       $    1,854      $      618
Class T                                       $      128      $      128

   During the year ended December 31, 2003, DSC retained $1,546 in sales commissions from the sales of Class A shares. DSC also retained $5,371 and $19 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively.

   FUND ACCOUNTING AND ADMINISTRATIVE FEES--The Funds have agreed to compensate Founders for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is computed by applying the following rates, as applicable, to the domestic assets and foreign assets, with the proportions of domestic and foreign assets recalculated monthly, plus reasonable out-of-pocket expenses.

ON ASSETS IN EXCESS OF   BUT NOT EXCEEDING   DOMESTIC FEE   FOREIGN FEE
----------------------   -----------------   ------------   -----------
$0                       $500 million        0.06%          0.10%
$500 million             $1 billion          0.04%          0.065%
$1 billion                                   0.02%          0.02%

   Founders has agreed to waive any fees received for these services to the extent they exceed Founders' costs in providing the services.

   CUSTODIAN FEES--Mellon Bank N.A., a wholly-owned subsidiary of Mellon Financial Corporation, serves as custodian for the Fund. The fees for the custody services are subject to reduction by credits earned on the cash balances of the Fund held by the custodian. The custodian has also agreed to a fee waiver for the Funds during the time periods and in the amounts set forth below:

                       TIME PERIOD         AMOUNT OF WAIVER
                       -----------         ----------------
                    9/1/02 to 8/31/03         $  100,000
                    9/1/03 to 8/31/04         $  150,000
                    9/1/04 to 8/31/05         $  200,000
                    9/1/05 to 8/31/06         $  200,000

   The fee waiver is allocated among the Funds in proportion to their respective shares of the total custodian fee. For the year ended December 31, 2003, the Fund's portion of the fee waiver was $12,364. The amount paid to Mellon was reduced by this fee waiver amount.

   DIRECTORS COMPENSATION--The Company's board of directors has adopted a deferred compensation plan for Company directors that enables directors to elect to defer receipt of all or a portion of the annual compensation that they are entitled to receive from the Company. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the director in shares of one or more of the Funds. The amount paid to the director under the plan will be determined based upon the performance of the selected Funds. The current value of these amounts is included in Other Assets and Other Liabilities on the Statement of Assets and Liabilities. Deferral of directors' fees under the plan does not affect the net assets of the Fund.

   Certain officers of the Company are also officers and/or directors of Founders. The affairs of the Fund, including services provided by Founders, are subject to the supervision and general oversight of the Company's board of directors.

   OTHER--During the year ended December 31, 2003, Founders reimbursed the Fund for a trading error, the amount of which was not material to the Fund.

3. FEDERAL TAX INFORMATION

Net investment income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sale losses, foreign currency transactions, net operating losses, and capital loss carryovers. Permanent differences identified during the year ended December 31, 2003 have been reclassified among the components of net assets as follows:

         UNDISTRIBUTED NET    UNDISTRIBUTED NET REALIZED
         INVESTMENT INCOME         GAINS AND LOSSES        PAID-IN CAPITAL
         -----------------    --------------------------   ---------------
            $  309,661                $  54,521              $ (364,182)

   The tax components of capital represent distribution requirements the Fund must satisfy under the income tax regulations and losses or tax deductions the Fund may be able to offset against income and capital gains realized in future years. Accumulated capital losses and post-October 31 capital losses noted below as of December 31, 2003, represent capital loss carryovers that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Post-October 31 foreign currency losses noted below, if any, may be used to offset future net investment income and thereby reduce future ordinary income distributions. These carryovers expire between December 31, 2009 and December 31, 2011.

   The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2003 are noted below. The primary difference between book and tax appreciation or depreciation is wash sale loss deferrals.

Accumulated Capital Losses                                     $   83,274,416
Post-October Capital Loss Deferral                             $      253,252
Post-October Currency Loss Deferral                            $          628
Federal Tax Cost                                               $   75,155,831
Gross Tax Appreciation of Investments                          $   20,451,558
Gross Tax Depreciation of Investments                          $     (586,846)
Net Tax Appreciation                                           $   19,864,712

4. CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 450 million shares of $0.01 par value capital stock. Transactions in shares of the Fund for the periods indicated were as follows:

                                                     YEAR                            YEAR
                                                    ENDED                           ENDED
                                                   12/31/03                        12/31/02
                                         ----------------------------    ----------------------------
                                            SHARES          AMOUNT          SHARES          AMOUNT
                                         ------------    ------------    ------------    ------------
CLASS A
      Sold                                    197,675    $   1,902,667        431,081    $   4,390,277
      Redeemed                               (205,316)   $  (1,998,630)      (451,369)   $  (4,576,256)
      NET DECREASE                             (7,641)   $     (95,963)       (20,288)   $    (185,979)
CLASS B
      Sold                                     13,807    $     133,035         40,977    $     409,634
      Redeemed                                (28,252)   $    (261,780)       (42,643)   $    (413,067)
      NET DECREASE                            (14,445)   $    (128,745)        (1,666)   $      (3,433)
CLASS C
      Sold                                     50,623    $     402,228         12,934    $     110,508
      Redeemed                                (52,994)   $    (427,345)       (19,036)   $    (171,553)
      NET DECREASE                             (2,371)   $     (25,117)        (6,102)   $     (61,045)
CLASS F
      Sold                                  2,467,985    $  22,841,668      4,440,187    $  42,616,720
      Redeemed                             (3,470,420)   $ (32,010,828)    (5,924,226)   $ (57,456,663)
      NET DECREASE                         (1,002,435)   $  (9,169,160)    (1,484,039)   $ (14,839,943)
CLASS R
      Sold                                    286,586    $   2,765,461        427,695    $   4,393,330
      Redeemed                               (108,124)   $  (1,006,385)      (386,843)   $  (4,167,635)
      NET INCREASE                            178,462    $   1,759,076         40,852    $     225,695
CLASS T
      Sold                                          0    $           0        142,397    $   1,559,000
      Redeemed                                   (282)   $      (2,291)      (144,278)   $  (1,578,951)
      NET DECREASE                               (282)   $      (2,291)        (1,881)   $     (19,951)

5. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the year ended December 31, 2003 were $108,289,425 and $115,097,788, respectively.

6. LINE OF CREDIT

The Company has a line of credit arrangement ("LOC") with State Street Bank and Trust Company, to be used for extraordinary or emergency purposes, primarily for financing redemption payments. Each Fund's borrowings are limited to the lesser of (a) $50 million, or (b) the lesser of 25% of the Fund's total net assets or the maximum amount which the Fund is permitted to borrow pursuant to the prospectus, any law or any other agreement. Combined borrowings are subject to the $50 million cap on the total LOC. Each Fund agrees to pay annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At December 31, 2003, the Fund did not have any borrowings under the LOC.

7. LEGAL MATTERS

PFEIFFER V. THE DREYFUS CORPORATION

On December 9, 2003, a purported shareholder in the Dreyfus Premier NexTech Fund brought an action against Dreyfus seeking to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to the Dreyfus Founders Funds (other than Dreyfus Founders Money Market Fund) and two Dreyfus Premier Funds. Plaintiff claims that the funds were closed to new investors but that Dreyfus nonetheless improperly continued to charge Rule 12b-1 fees for marketing and distribution services in violation of Section 36(b) of the Investment Company Act of 1940 and in breach of its common law fiduciary duties. Plaintiff also seeks to recover a portion of the investment advisory fees charged to the closed funds while Dreyfus was "in breach of its fiduciary duties" and to enjoin Dreyfus from collecting additional 12b-1 fees from those funds, as well as an award of attorneys' fees and litigation expenses.

HAYS V. MELLON FINANCIAL CORP., ET AL.

On January 30, 2004, a purported shareholder in the Dreyfus Disciplined Stock Fund filed a class action against Mellon Financial Corporation, Mellon Bank, Dreyfus, Founders, and the directors of the Dreyfus Founders Funds and all or substantially all of the Dreyfus Funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of Sections 34(b), 36(b), and 48(a) of the Investment Company Act of 1940, Section 215 of the Investment Advisers Act of 1940, and common law claims. The action seeks to recover allegedly improper and excessive Rule 12b-1 and advisory fees charged to various funds for marketing and distribution services. More specifically, the Plaintiff claims, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus and Dreyfus Founders Funds over other funds, and that such payments were not disclosed to investors. In addition, Plaintiff asserts that economies of scale and soft-dollar benefits were not passed on to investors. Plaintiff further alleges that 12b-1 fees charged to certain funds that were closed to new investors were also improper. The complaint seeks compensatory and punitive damages, rescission of the advisory contracts, an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses.

These actions will be defended vigorously, and management of the Fund believes they are without merit.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Dreyfus Founders Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Founders Worldwide Growth Fund (one of the portfolios constituting Dreyfus Founders Funds, Inc., hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP


Denver, Colorado
February 12, 2004

YOUR BOARD REPRESENTATIVES
(UNAUDITED)

The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. The directors serving on the Board perform their responsibilities in the manner which they reasonably believe to be in the best interests of the Funds and their shareholders.

All of the directors, as listed below along with the year in which they joined the Board in parentheses, are independent directors. They are not affiliated with the Fund's adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they reach the mandated retirement age of 75, resign, or are not re-elected. As you can see from their backgrounds, the directors have broad experience as active or former business and community leaders.

DIRECTORS

EUGENE H. VAUGHAN, CFA, 70. Board Chairman. Founding Chairman and, formerly (1970 to 2000), President and CEO, Vaughan Nelson Investment Management, LP, an investment counseling firm. Director, Encore Bank. Director, Greater Houston Partnership, and Chairman, Center for Houston's Future, both of which are non-profit organizations. Founding Chairman and former Governor, Association for Investment Management and Research. Past Chairman and Trustee, Institute of Chartered Financial Analysts. Past Chairman and Director, Financial Analysts Federation. (1970)

ALAN S. DANSON, 64. Private investor. Formerly, President and Director, D.H. Management, Inc., the general partner of a limited partnership with technology company holdings (1996 to 2003). Formerly, Director and Senior Vice President, OptiMark Technologies, Inc., a computerized securities trading service (1996 to 1999). Director, CaseShare Systems, LLP, a document management company. Director, Gore Range Natural Science School and The Les Streeter Programs, Inc., both of which are non-profit organizations. (1991)

JOAN D. MANLEY, 71. Retired. Formerly, Ms. Manley served in several executive capacities with Time Incorporated, most recently as Group Vice President, Director and Chairman of Time-Life Books, Inc. and Book of the Month Club, Inc. (1960 to 1984). Director, Sara Lee Corporation and Moore Wallace Corporation, a printing company. (1998)

ROBERT P. MASTROVITA, 59. Private Investor. Chairman of a private charitable foundation (1997 to present). Formerly, Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., a registered investment adviser (1982 to 1997). Member, Boston Society of Security Analysts. Trustee, Partridge Academy. (1998)

TRYGVE E. MYHREN, 67. President, Myhren Media, Inc., a firm that invests in and advises media, telecommunications, Internet and software companies. Special Limited Partner and member of Investment Committee, Meguntucook Funds, a venture capital firm (1998 to Present). Formerly, President (1990 to 1996) and Director (1992 to 2001) of the Providence Journal Company, a diversified media and communications company. Formerly, Chairman and Chief Executive Officer of American Television and Communications Corporation (now Time Warner cable) (1981 to 1988). Director, Advanced Marketing Services, Inc. Trustee and Chairman of Finance Committee, the University of Denver. Trustee, U.S. Ski and Snowboard Team Foundation and the Denver Art Museum. (1996)

GEORGE W. PHILLIPS, 65. Retired. Vice Chairman of the Board, Chairman of the Finance Committee, and Chairman of the Investment Committee, Children's Medical Center of Boston. Formerly, President and Chief Executive Officer of Warren Bancorp, Inc. and Warren Five Cents Savings Bank (1992 to 1997). (1998)

JAY A. PRECOURT, 66. Chairman, CEO, and Director, Scissor Tail Energy, LLC (2000 to present). Managing General Partner, Precourt Interests, Ltd., an energy and investments company (1995 to present). President, Skylark Enterprises, Inc., a ranching and real estate business. Formerly, President, CEO, Vice Chairman and Director, Tejas Energy, LLC and predecessor companies (1987 to 1999). Director, Halliburton Company, an energy services company. Director, The Timken Company, a manufacturing company. Director, Apache Corporation, an oil and gas company. Chairman and Director, Hermes Consolidated, Inc., an energy transportation and crude oil refining company. (1983)

PRINCIPAL OFFICERS

RICHARD W. SABO, 46. President of the Funds since 2000 and Principal Executive Officer of the Funds since 2002. Founders' President and Chief Executive Officer, Member of Founders' Board of Managers and Director of Dreyfus (1998 to present). Executive Vice President of DSC since 2003. Formerly, Senior Vice President and Regional Director for Prudential Securities, Inc. (1991 to 1998).

DAVID L. RAY, 46. Vice President of the Funds since 2000, and from 1990 to 1998. Founders' Senior Vice President-Administration and Treasurer. Vice President of DSC since 2003. Employed by Founders and its predecessor company since 1990. Formerly, Treasurer of the Funds (1990 to 1998).

KENNETH R. CHRISTOFFERSEN, 48. Secretary of the Funds since 2000, and from 1996 to 1998. Founders' Senior Vice President Legal, General Counsel and Secretary. Assistant Secretary of DSC since 2003. Employed by Founders and its predecessor company since 1996.

ROBERT T. KELLY, 34. Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Funds since 2003. Founders' Vice President of Portfolio Accounting since 2000. Formerly, Assistant Treasurer of the Funds (2000 to 2003), and Head of Equity Desk for ABN Amro Trust Company (Cayman) Limited (1998 to 2000).

WILLIAM G. GERMENIS, 33. Anti-Money Laundering Compliance Officer for the Class A, Class B, Class C, Class R, and Class T shares of the Funds since 2002 and for the Class F shares of the Funds since 2003. Vice President of MBSC, LLC since 2002. Vice President and Anti-Money Laundering Compliance Officer of DSC and Anti-Money Laundering Compliance Officer of investment companies managed by Dreyfus. Employed by DSC since 1998.

The directors and officers may be contacted at Founders' address appearing on the back cover, except for Mr. Germenis who can be contacted at 200 Park Avenue, New York, New York 10166.

                              For More Information


                                        DREYFUS FOUNDERS
                                        WORLDWIDE GROWTH FUND
                                        200 Park Avenue
                                        New York, NY  10166

                                        MANAGER

                                        Founders Asset Management LLC
                                        210 University Boulevard, Suite 800
                                        Denver, CO  80206

                                        TRANSFER AGENT &
                                        DIVIDEND DISBURSING AGENT
To obtain information:
---------------------------------       Dreyfus Transfer, Inc.
BY TELEPHONE                    |       200 Park Avenue
Call your financial             |       New York, NY  10166
representative or               |
1-800-554-4611                  |
                                |       DISTRIBUTOR
BY MAIL  Write to:              |
Dreyfus Founders Funds          |       Dreyfus Service Corporation
144 Glenn Curtiss Boulevard     |       200 Park Avenue
Uniondale, NY  11556-0144       |       New York, NY 10166







Dreyfus Founders Funds are managed by Founders Asset Management LLC. Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(C)2004 Dreyfus Service Corporation                                    351AR1203

ITEM 2. CODE OF ETHICS

     (a) As of the end of the period covered by this report, Dreyfus Founders Funds, Inc. (the "Funds") has adopted a code of ethics that applies to the Funds' principal executive officer, principal financial officer, and principal accounting officer.

     (c) During the period covered by this report, no amendments have been made to a provision of the code of ethics that applies to the Funds' principal executive officer, principal financial officer, or principal accounting officer, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR.

     (d) During the period covered by this report, the Funds have not granted a waiver, including an implicit waiver, from a provision of the code of ethics to the Funds' principal executive officer, principal financial officer, or principal accounting officer that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

     (a)(1) The board of directors of the Funds has determined that the Funds have an audit committee financial expert serving on its audit committee.

     (a)(2) The name of the  audit  committee  financial  expert  is  George  W.
          Phillips. Mr. Phillips is an "independent" member of the audit committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

     (a) AUDIT FEES - The aggregate audit fees billed to the Funds by their principal accountant for the years ending December 31, 2003 and 2002 were $168,200 and $152,000, respectively.

     (b) AUDIT-RELATED FEES - The aggregate audit-related fees billed to the Funds by their principal accountant for the years ending December 31, 2003 and 2002 were $9,000 and $9,000, respectively. These fees were for agreed-upon procedures performed relating to trade allocation and certain other procedures.

          The aggregate audit-related services billed by the Funds' principal accountant to the Funds' investment adviser, Founders Asset Management LLC ("Founders"), and any entity controlling, controlled by, or under common control with Founders that provides ongoing services to the Funds for the years ending December 31, 2003 and 2002 were $0 and $24,000, respectively. These fees were for the review of transfer agency functions.

     (c) TAX FEES - The aggregate tax fees billed to the Funds by their principal accountant for the years ending December 31, 2003 and 2002 were $63,800 and $47,000, respectively. These fees were for excise tax calculations and related consultations, review of tax returns, and review of qualified dividend income and related consultations.

          The aggregate tax services billed by the Funds' principal accountant to Founders and any entity controlling, controlled by, or under common control with Founders that provides ongoing services to the Funds for the years ending December 31, 2003 and 2002 were $0 and $0, respectively.

     (d) ALL OTHER FEES - The aggregate other fees billed to the Funds by their principal accountant for the years ending December 31, 2003 and 2002 were $0 and $0, respectively.

          The aggregate other services billed by the Funds' principal accountant to Founders and any entity controlling, controlled by, or under common control with Founders that provides ongoing services to the Funds for the years ending December 31, 2003 and 2002 were $23,000 and $179,500, respectively. These fees were for AIMR verification services and for analysis of network vulnerability and penetration.

     (e)(1) Approval is required of all audit and significant permitted non-audit engagements of the Funds' principal accountant, prior to the commencement of any such engagement, including pre-approval not only of services provided directly to the Funds but also services provided to Founders and any entity controlling, controlled by, or under common control with Founders that provides ongoing services to the Funds where the nature of the services provided has a direct relationship to the operations or financial reporting of the Funds; pre-approval may be given up to one year in advance of the audit or non-audit activity for which pre-approval is sought.

          In any instance in which it may become necessary or desirable for the audit committee to grant immediate pre-approval of a non-audit service to be provided either by the Funds' principal accountant or by another audit firm, such pre-approval may be procured in writing from the chair of the Funds' audit committee or, in the event of his or her unavailability, from the chair of the Funds' board of directors. Any such pre-approval shall be subject to consideration and review by the audit committee at its next regularly scheduled quarterly meeting.

     (e)(2) None of the services described in paragraphs (b) through (d) of this
     Item  were   approved  by  the  audit   committee   pursuant  to  paragraph
     (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) Not applicable.

     (g) For the years ending December 31, 2003 and 2002, the aggregate non-audit fees billed by the Funds' principal accountant to the Funds, and to Founders and any entity controlling, controlled by, or under common control with Founders that provides ongoing services to the Funds were $95,800 and $259,500, respectively.

     (h) Since the effective date of the requirements of paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the audit committee has pre-approved all non-audit services rendered to Founders and any entity controlling, controlled by, or under common control with Founders that provides ongoing services to the Funds.

ITEM 5. NOT APPLICABLE

ITEM 6. [RESERVED]

ITEM 7. NOT APPLICABLE

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES

     (a) Based on an evaluation of the effectiveness of the Funds' Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Funds in the report is recorded, processed, summarized, and reported within required time periods, and to ensure that material information required to be disclosed in the report is accumulated and communicated to the Funds' management, including the Funds' Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) During the Funds' most recent fiscal half-year, there have not been any changes in the Funds' internal control over financial reporting that have materially affected, or that are reasonably likely to materially affect, the Funds' internal control over financial reporting.

ITEM 10.  EXHIBITS

     (a)(1) Attached hereto as Exhibit EX-99.CODE ETH.

     (a)(2) Attached hereto as Exhibit EX-99.CERT.

     (b)  Attached hereto as Exhibit EX-99.906 CERT.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS FOUNDERS FUNDS, INC.

By:   /s/ Richard W. Sabo
      --------------------------------------------
      Richard W. Sabo, Principal Executive Officer

Date:  February 25, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Richard W. Sabo
      --------------------------------------------
      Richard W. Sabo, Principal Executive Officer

Date:  February 25, 2004

By:   /s/ Robert T. Kelly
      --------------------------------------------
      Robert T. Kelly, Principal Financial Officer

Date:  February 25, 2004